United States Securities and Exchange Commission
Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-01879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Kathryn Santoro, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 6/30

Date of reporting period: 6/30/17

Item 1 - Reports to Shareholders

ANNUAL REPORT June 30, 2017

Janus Henderson Adaptive Global Allocation Fund (formerly named Janus Adaptive Global Allocation Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Adaptive Global Allocation Fund

Janus Henderson Adaptive Global Allocation Fund (unaudited)

FUND SNAPSHOT

This global allocation fund seeks to provide investors total return by dynamically allocating its assets across a portfolio of global equity and fixed income investments, which may involve the use of derivatives. The Fund is designed to actively adapt based on forward-looking views on extreme market movements, both positive and negative, with the goal of minimizing the risk of significant loss in a major downturn while participating in the growth potential of capital markets.

Ashwin Alankar co-portfolio manager	Enrique Chang co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Adaptive Global Allocation Fund Class I Shares returned 12.42% for the 12-month period ended June 30, 2017. This compares with a return of 18.78% for its primary benchmark, the MSCI All Country World Index. The Fund’s secondary benchmark, the Adaptive Global Allocation 60-40 Index, an internally calculated index comprised of the MSCI All Country World Index (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%), returned 10.75%. Its tertiary benchmark, the Bloomberg Barclays Global Aggregate Bond Index, returned -0.41%.

MARKET ENVIRONMENT

Risk assets rallied over the period, driven by improving optimism on the potential for synchronized global growth, a scenario that had proven elusive in the years since the Global Financial Crisis. Most global stock indices traded in a narrow range for the first part of the period. An inflection point was reached after the election of Donald Trump to the U.S. presidency, as investors priced in a pro-growth agenda. The exception was emerging markets, which sold off in the election’s aftermath. Once immediate concerns about rising protectionism subsided, however, shares in those markets experienced their own rally and finished up for the period. European stocks rose as well, although investors exercised caution during France’s election cycle. The ascendency of Emmanuel Macron to the country’s presidency appeared to quell the tide of populism roiling the continent, which, in turn sent regional indices higher. In the aftermath, Germany’s blue chip benchmark hit a record high, as did many U.S. indices in the period’s closing weeks.

Segments of global fixed income markets diverged at first as a pro-growth bias and the expectation of interest rate hikes by the Federal Reserve (Fed) sent yields on safe-haven U.S. Treasurys higher. After cresting above 2.6% in March, the yield on the 10-year note slid over much of the remainder of the period as investors lowered their expectation for regulatory and tax reforms. The yield on the 2-year note rose over the entirety of the period as that segment of the curve tends to be more sensitive to rate hikes, which occurred three times during the period. Investment-grade corporate credits initially generated negative returns but later rallied as spreads on U.S. credits tightened to 109 basis points (bps) by period end. The higher risk high-yield segment of corporates performed well over the whole period, with spreads dipping 230 bps, finishing June at 364 bps. Benchmark crude oil rose to as high as $56 per barrel but fell by roughly 20% over the period’s final months. After rising early on, the value of the U.S. dollar as measured by a widely followed index based on six currencies finished slightly in the red.

PERFORMANCE DISCUSSION

For the period, the Fund underperformed its primary benchmark, the MSCI All Country World Index, due, in part, to its equity underweighting over the full period. However, it outperformed its secondary and tertiary benchmarks: the Adaptive Global Allocation 60-40 Index and the Bloomberg Barclays Global Aggregate Bond Index. During the period, riskier assets, including global equities, generated strong returns as both economic drivers and corporate performance proved favorable.

We believe that compound returns are most affected by tail risks, not average returns. For that key reason, the Fund’s focus is on mitigating drawdowns while capturing upside opportunities. Our proprietary technology garners information constantly from the options markets, and we view their implied estimates of tail risk as robust and reliable indicators of future risk. The strategy sees these indicators as extremely useful in dynamically managing the risk of an investment in order to enhance compound returns. While the Fund dynamically allocates to equities, at any time, equity weightings could vary. The typical average equity weight is less than 100% .Thus, the Fund

Janus Investment Fund	1

Janus Henderson Adaptive Global Allocation Fund (unaudited)

may underperform during a period of consistently strong equity performance.

We view investment risk as having two components: drawdown risk and upside risk. Of course, while compound returns are most affected by drawdowns (left tail risk), we believe that not participating in upside opportunities (right tail risk) is also risky. During the full year, investors wrestled with both types of risks. Globally – although the balance sheets of central banks have exploded from a “mere” $3 trillion in 2000 to $19 trillion currently – global growth remains subdued. In the case of the European Central Bank (ECB), it remains the largest single buyer of debt issued by major eurozone countries (e.g., Germany 17%, France 14% and Italy 12%). The question is: when the ECB slows or – stops – buying, where will the demand for sovereign debt come from?

On the other side of the Atlantic, the Federal Reserve (Fed) increased its benchmark rate three times in the last eight months and announced that it will begin to reduce its $4.0 trillion balance sheet later this year. Whether the unwinding can be accomplished in a smooth way is an open question. As important, against tightening monetary conditions, the potential for sudden, intensifying instability in the fixed income markets (and spillover effect on the equity markets) during the second half of 2017 and beyond can’t be ignored.

With regard to equities, the appetite for this higher-risk asset class remained strong during the full year. Indeed, equities surprised to the upside.

That said, the earlier market confidence in the Trump administration to quickly pass promised reforms seems to be diminishing. In addition, stretched equity valuations, as well as the fact that a small number of stocks explain much of the equity returns year to date, could restrain investors’ appetite in equities in the coming year.

During the period, with the aim of hedging certain exposures, the Fund used a series of derivative instruments including options, futures, swaps and forward exchange contracts. Since many of the derivatives we use, namely futures and certain options, are liquid, the Fund utilizes them as low-cost instruments to dynamically adjust exposures to desired targets. Other derivatives, including swaps and forward contracts, are also used to adjust portfolio exposures as conditions merit in a timely and/or cost-effective manner. This may lead to short positions in futures when exposures need to be adjusted downward. For the period, the Fund’s derivative exposure contributed to performance.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund

OUTLOOK

The Fund is designed to operate at a level of risk consistent with the long-term average downside risk of a 60/40 portfolio. If the risk in markets today is much higher than average, then the Fund allocations will be adjusted away from 60/40 to an allocation that seeks to provide the targeted risk level.

While our signals over the past year consistently pointed to equities as being attractive, in the period’s closing weeks, our proprietary options-based tail risk model signals no compelling opportunities across asset classes with none offering large upside potential. The trade-off between the level of expected upside risk versus the level of expected downside risk is not particularly attractive for equities or any other asset class. However, on the bright side, we also do not see significant downside risk to stocks, suggesting that we aren’t near a left-tail tipping point just yet.

Thank you for investing in Janus Henderson Adaptive Global Allocation Fund.

2	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Fund At A Glance

June 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
Vanguard FTSE Emerging Markets
Exchange-Traded Funds (ETFs)	7.2%
Vanguard Small-Cap
Exchange-Traded Funds (ETFs)	4.4%
iShares Core FTSE 100 UCITS GBP Dist
Exchange-Traded Funds (ETFs)	4.0%
Vanguard FTSE All World ex-US Small-Cap
Exchange-Traded Funds (ETFs)	3.5%
Vanguard Value
Exchange-Traded Funds (ETFs)	3.4%
22.5%

Asset Allocation - (% of Net Assets)
Investment Companies	69.5%
Common Stocks	29.9%
U.S. Government Agency Notes	2.3%
Preferred Stocks	0.1%
Other	(1.8)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2017	As of June 30, 2016

Janus Investment Fund	3

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Performance

See important disclosures on the next page.

			Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2017			per the October 28, 2016 prospectuses
	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	12.17%	3.26%	1.65%	1.17%
Class A Shares at MOP	5.71%	0.27%
Class C Shares at NAV	11.21%	2.46%	2.40%	1.92%
Class C Shares at CDSC	10.21%	2.46%
Class D Shares(1)	12.13%	3.25%	2.70%	1.19%
Class I Shares	12.42%	3.53%	1.39%	0.92%
Class N Shares	12.43%	3.53%	1.38%	0.92%
Class S Shares	11.95%	3.08%	1.89%	1.42%
Class T Shares	12.17%	3.33%	1.64%	1.17%
MSCI All Country World Index(2)	18.78%	5.19%
Bloomberg Barclays Global Aggregate Bond Index (Hedged)	-0.41%	3.48%
Adaptive Global Allocation 60/40 Index (Hedged)	10.75%	4.68%
Adaptive Global Allocation 70/30 Index (Hedged)	12.71%	4.83%
Adaptive Global Allocation 70/30 Index (Unhedged)(3)	12.13%	4.77%
Bloomberg Barclays Global Aggregate Bond Index (Unhedged)(3)	-2.18%	3.29%
Morningstar Quartile - Class I Shares	2nd	2nd
Morningstar Ranking - based on total returns for World Allocation Funds	128/493	170/473

4	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Performance

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2017.

The expense ratios shown are estimated.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Janus Capital Management does not have prior experience managing an adaptive global allocation investment strategy. There is a risk that the Fund’s investments will correlate with stocks and bonds to a greater degree than anticipated, and that the proprietary options implied information model used to implement the Fund's investment strategy may not achieve the desired results. The Fund may underperform during up markets and be negatively affected in down markets. Diversification does not assure a profit or eliminate the risk of loss.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Until the earlier of three years from inception or the Fund’s assets meeting the first fee breakpoint, expenses previously waived or reimbursed may be recovered if the expense ratio falls below certain limits.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 23, 2015

(1) Closed to certain new investors.

(2) Effective on or about January 1, 2017, the Fund’s investment strategies and benchmark indices changed. These changes are intended to provide the Fund with more flexibility to invest across global equity investments and global fixed-income investments and at times, invest in commodity-linked investments, without having to allocate its investments across these asset classes in any fixed proportion. In addition, these changes limit the Fund’s use of derivatives. The changes to the Fund's benchmark indices are summarized below:

• The Fund’s primary benchmark changed from the Adaptive Global Allocation 70/30 Index to the MSCI All Country World Index.

• The Adaptive Global Allocation 60/40 Index was added as a secondary benchmark for the Fund.

• The Fund will continue to retain the Bloomberg Barclays Global Aggregate Bond Index as an additional secondary benchmark.

(3) The Fund’s primary and secondary benchmarks changed to reflect the hedged, rather than unhedged, version of the Bloomberg Barclays Global Aggregate Bond Index. This change was intended to provide a more appropriate comparison for the Fund.

Janus Investment Fund	5

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Net Annualized Expense Ratio (1/1/17 - 6/30/17)
Class A Shares	$1,000.00	$1,082.10	$5.42	$1,000.00	$1,019.59	$5.26	1.05%
Class C Shares	$1,000.00	$1,077.10	$9.27	$1,000.00	$1,015.87	$9.00	1.80%
Class D Shares	$1,000.00	$1,081.00	$4.75	$1,000.00	$1,020.23	$4.61	0.92%
Class I Shares	$1,000.00	$1,083.00	$4.08	$1,000.00	$1,020.88	$3.96	0.79%
Class N Shares	$1,000.00	$1,083.00	$4.08	$1,000.00	$1,020.88	$3.96	0.79%
Class S Shares	$1,000.00	$1,080.00	$5.98	$1,000.00	$1,019.04	$5.81	1.16%
Class T Shares	$1,000.00	$1,082.10	$4.75	$1,000.00	$1,020.23	$4.61	0.92%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – 29.9%
Aerospace & Defense – 0.3%
Arconic Inc	.281	$6,365
Meggitt PLC	2,631	16,339
Northrop Grumman Corp	38	9,755
Raytheon Co	247	39,886
Rockwell Collins Inc	140	14,711
Textron Inc	946	44,557
Thales SA	38	4,090
Zodiac Aerospace	2,545	69,027
		204,730
Air Freight & Logistics – 0.1%
Bollore SA	492	2,237
Deutsche Post AG	237	8,883
Expeditors International of Washington Inc	585	33,041
FedEx Corp	48	10,432
Yamato Holdings Co Ltd	300	6,078
		60,671
Airlines – 0.1%
Alaska Air Group Inc	151	13,554
American Airlines Group Inc	191	9,611
Delta Air Lines Inc	196	10,533
Deutsche Lufthansa AG	272	6,189
International Consolidated Airlines Group SA	211	1,674
Japan Airlines Co Ltd	300	9,267
Southwest Airlines Co	281	17,461
United Continental Holdings Inc*	199	14,975
		83,264
Auto Components – 0.2%
Aisin Seiki Co Ltd	200	10,226
Bridgestone Corp	100	4,304
Continental AG	81	17,478
Denso Corp	100	4,217
GKN PLC	11,651	49,461
NGK Spark Plug Co Ltd	300	6,373
NOK Corp	200	4,222
Sumitomo Electric Industries Ltd	200	3,077
Yokohama Rubber Co Ltd	100	2,005
		101,363
Automobiles – 0.1%
Fiat Chrysler Automobiles NV*	59	622
General Motors Co	507	17,710
Isuzu Motors Ltd	200	2,465
Mitsubishi Motors Corp	700	4,606
Renault SA	181	16,381
Subaru Corp	100	3,367
Toyota Motor Corp	500	26,200
Yamaha Motor Co Ltd	200	5,154
		76,505
Banks – 0.6%
ABN AMRO Group NV	26	689
Aozora Bank Ltd	1,000	3,806
Banco de Sabadell SA	12,887	26,181
Bank of America Corp	1,242	30,131
Bank of East Asia Ltd	2,000	8,595
Bankinter SA	3,860	35,551
CaixaBank SA	1,427	6,812
Comerica Inc	150	10,986
Concordia Financial Group Ltd	100	504
DBS Group Holdings Ltd	600	9,041
Erste Group Bank AG*	31	1,187

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Banks – (continued)
Fukuoka Financial Group Inc	.1,000	$4,748
Hachijuni Bank Ltd	300	1,902
Hang Seng Bank Ltd	500	10,458
Intesa Sanpaolo SpA	5,001	14,826
KeyCorp	1,750	32,795
Kyushu Financial Group Inc	200	1,261
Lloyds Banking Group PLC	30,828	26,555
Mebuki Financial Group Inc	500	1,858
Mediobanca SpA	806	7,953
Mitsubishi UFJ Financial Group Inc	2,000	13,423
Mizuho Financial Group Inc	6,100	11,141
Nordea Bank AB	97	1,235
Oversea-Chinese Banking Corp Ltd	1,100	8,623
People's United Financial Inc	496	8,759
Raiffeisen Bank International AG*	700	17,667
Resona Holdings Inc	2,200	12,099
Seven Bank Ltd	1,100	3,932
Sumitomo Mitsui Financial Group Inc	400	15,575
Sumitomo Mitsui Trust Holdings Inc	300	10,721
Wells Fargo & Co	65	3,602
Zions Bancorporation	140	6,147
		348,763
Beverages – 0.7%
Anheuser-Busch InBev SA/NV	94	10,382
Asahi Group Holdings Ltd	300	11,279
Brown-Forman Corp	1,619	78,683
Coca-Cola Co	1,821	81,672
Dr Pepper Snapple Group Inc	492	44,826
Kirin Holdings Co Ltd	400	8,142
PepsiCo Inc	1,469	169,655
Pernod Ricard SA	40	5,356
		409,995
Biotechnology – 0.5%
AbbVie Inc	111	8,049
Alexion Pharmaceuticals Inc*	88	10,707
Biogen Inc*	116	31,478
Celgene Corp*	75	9,740
Gilead Sciences Inc	1,253	88,687
Grifols SA	3,583	99,778
Incyte Corp*	66	8,310
Regeneron Pharmaceuticals Inc*	8	3,929
Shire PLC	776	42,825
		303,503
Building Products – 0.2%
Allegion PLC	201	16,305
Asahi Glass Co Ltd	800	33,648
Daikin Industries Ltd	300	30,598
Fortune Brands Home & Security Inc	213	13,896
LIXIL Group Corp	300	7,493
Masco Corp	34	1,299
		103,239
Capital Markets – 0.8%
3i Group PLC	3,497	41,098
Affiliated Managers Group Inc	112	18,576
Bank of New York Mellon Corp	1,831	93,418
CBOE Holdings Inc	103	9,414
Daiwa Securities Group Inc	1,000	5,920
Deutsche Boerse AG	86	9,077
E*TRADE Financial Corp*	452	17,190

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Capital Markets – (continued)
Goldman Sachs Group Inc	.126	$27,959
Hong Kong Exchanges & Clearing Ltd	1,500	38,772
Investec PLC	1,964	14,667
London Stock Exchange Group PLC	1,777	84,369
Nasdaq Inc	480	34,315
Nomura Holdings Inc	600	3,593
Northern Trust Corp	48	4,666
Partners Group Holding AG	15	9,303
S&P Global Inc	109	15,913
SBI Holdings Inc/Japan	800	10,827
Schroders PLC	356	14,390
Singapore Exchange Ltd	3,700	19,731
Thomson Reuters Corp	666	30,840
		504,038
Chemicals – 1.1%
Air Products & Chemicals Inc	123	17,596
Air Water Inc	100	1,835
Akzo Nobel NV	969	84,201
Albemarle Corp	145	15,303
Arkema SA	99	10,563
Asahi Kasei Corp	1,000	10,737
CF Industries Holdings Inc	160	4,474
Covestro AG	133	9,601
Eastman Chemical Co	270	22,677
Ecolab Inc	170	22,568
EMS-Chemie Holding AG	21	15,488
Evonik Industries AG	988	31,575
FMC Corp	177	12,930
Givaudan SA	7	14,006
International Flavors & Fragrances Inc	235	31,725
Johnson Matthey PLC	1,381	51,630
JSR Corp	100	1,722
K+S AG	2,064	52,846
Kansai Paint Co Ltd	100	2,299
Koninklijke DSM NV	736	53,490
Kuraray Co Ltd	400	7,249
LANXESS AG	303	22,938
LyondellBasell Industries NV	85	7,173
Mitsubishi Chemical Holdings Corp	800	6,616
Mitsubishi Gas Chemical Co Inc	100	2,112
Mitsui Chemicals Inc	2,000	10,582
Mosaic Co	324	7,397
Nissan Chemical Industries Ltd	100	3,299
Nitto Denko Corp	100	8,216
Potash Corp of Saskatchewan Inc	1,169	19,069
Praxair Inc	290	38,440
Sherwin-Williams Co	65	22,812
Shin-Etsu Chemical Co Ltd	100	9,057
Sika AG	3	19,278
Sumitomo Chemical Co Ltd	1,000	5,744
Symrise AG	205	14,519
Toray Industries Inc	1,700	14,214
		685,981
Commercial Services & Supplies – 0.3%
Babcock International Group PLC	342	3,921
Cintas Corp	102	12,856
Dai Nippon Printing Co Ltd	1,000	11,097
Edenred	200	5,214
G4S PLC	1,987	8,446

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Commercial Services & Supplies – (continued)
Republic Services Inc	.1,305	$83,168
Secom Co Ltd	200	15,161
Securitas AB	368	6,205
Sohgo Security Services Co Ltd	100	4,499
Stericycle Inc*	265	20,225
Toppan Printing Co Ltd	1,000	10,955
Waste Management Inc	164	12,029
		193,776
Communications Equipment – 0.2%
Harris Corp	278	30,324
Juniper Networks Inc	2,181	60,806
Motorola Solutions Inc	16	1,388
Nokia OYJ	3,112	19,031
Telefonaktiebolaget LM Ericsson	3,995	28,582
		140,131
Construction & Engineering – 0.1%
Boskalis Westminster	322	10,456
Bouygues SA	217	9,149
Ferrovial SA	390	8,656
HOCHTIEF AG	59	10,807
JGC Corp	400	6,481
Obayashi Corp	1,000	11,746
Quanta Services Inc*	213	7,012
Shimizu Corp	1,000	10,590
Taisei Corp	1,000	9,123
		84,020
Construction Materials – 0%
James Hardie Industries PLC (CDI)	170	2,678
Martin Marietta Materials Inc	32	7,123
Vulcan Materials Co	79	10,008
		19,809
Consumer Finance – 0.2%
AEON Financial Service Co Ltd	100	2,115
American Express Co	842	70,930
Credit Saison Co Ltd	600	11,706
Synchrony Financial	1,208	36,023
		120,774
Containers & Packaging – 0.3%
Avery Dennison Corp	654	57,794
Ball Corp	1,018	42,970
CCL Industries Inc	449	22,720
International Paper Co	475	26,890
Sealed Air Corp	489	21,888
Toyo Seikan Group Holdings Ltd	800	13,487
WestRock Co	339	19,208
		204,957
Distributors – 0.1%
Jardine Cycle & Carriage Ltd	100	3,222
LKQ Corp*	1,033	34,037
		37,259
Diversified Consumer Services – 0%
H&R Block Inc	288	8,902
Diversified Financial Services – 0.1%
Challenger Ltd/Australia	896	9,184
First Pacific Co Ltd/Hong Kong	6,000	4,427
Mitsubishi UFJ Lease & Finance Co Ltd	100	546
Onex Corp	464	37,149
ORIX Corp	700	10,831

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Diversified Financial Services – (continued)
Wendel SA	.67	$9,916
		72,053
Diversified Telecommunication Services – 0.7%
AT&T Inc	938	35,391
BCE Inc	65	2,928
BT Group PLC	8,422	32,326
CenturyLink Inc	1,274	30,423
Deutsche Telekom AG	1,581	28,382
Elisa OYJ	137	5,308
HKT Trust & HKT Ltd	13,000	17,051
Koninklijke KPN NV	6,787	21,710
Nippon Telegraph & Telephone Corp	900	42,495
PCCW Ltd	30,000	17,061
Singapore Telecommunications Ltd	14,700	41,545
Swisscom AG	45	21,721
Telefonica Deutschland Holding AG	2,144	10,707
Telia Co AB	7,592	34,971
TELUS Corp	347	11,981
TPG Telecom Ltd	1,348	5,904
Verizon Communications Inc	1,230	54,932
		414,836
Electric Utilities – 0.7%
AusNet Services	3,084	4,111
Chubu Electric Power Co Inc	300	3,981
Chugoku Electric Power Co Inc	300	3,305
CLP Holdings Ltd	3,000	31,740
Duke Energy Corp	188	15,715
Electricite de France SA	545	5,901
Emera Inc	24	892
Eversource Energy	253	15,360
FirstEnergy Corp	332	9,681
Fortum OYJ	302	4,735
Hydro One Ltd	6,505	116,544
Iberdrola SA	2,464	19,509
Kansai Electric Power Co Inc	400	5,502
Pinnacle West Capital Corp	59	5,024
Power Assets Holdings Ltd	2,000	17,663
PPL Corp	1,093	42,255
Red Electrica Corp SA	2,089	43,645
Southern Co	205	9,815
SSE PLC	858	16,234
Tohoku Electric Power Co Inc	1,400	19,358
Tokyo Electric Power Co Holdings Inc*	300	1,235
Xcel Energy Inc	73	3,349
		395,554
Electrical Equipment – 0.1%
AMETEK Inc	364	22,047
Fuji Electric Co Ltd	1,000	5,264
Nidec Corp	100	10,235
OSRAM Licht AG	188	14,975
Rockwell Automation Inc	41	6,640
		59,161
Electronic Equipment, Instruments & Components – 0.6%
Alps Electric Co Ltd	100	2,881
Amphenol Corp	1,827	134,869
FLIR Systems Inc	2,181	75,593
Hexagon AB	1,048	49,841
Hirose Electric Co Ltd	100	14,245
Hitachi High-Technologies Corp	300	11,631

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)
Hitachi Ltd	.1,000	$6,130
Kyocera Corp	200	11,570
Omron Corp	200	8,670
Shimadzu Corp	200	3,802
TDK Corp	100	6,571
TE Connectivity Ltd	413	32,495
Yaskawa Electric Corp	200	4,234
Yokogawa Electric Corp	400	6,406
		368,938
Energy Equipment & Services – 0.4%
Baker Hughes Inc	977	53,256
Halliburton Co	1,465	62,570
Helmerich & Payne Inc	211	11,466
National Oilwell Varco Inc	876	28,855
Petrofac Ltd	1,341	7,718
Saipem SpA*	3,231	11,933
Schlumberger Ltd	1,335	87,896
Tenaris SA	403	6,282
		269,976
Equity Real Estate Investment Trusts (REITs) – 0.5%
Alexandria Real Estate Equities Inc	112	13,493
Apartment Investment & Management Co	147	6,317
Ascendas Real Estate Investment Trust	600	1,138
Boston Properties Inc	9	1,107
British Land Co PLC	202	1,593
CapitaLand Mall Trust	4,400	6,314
Crown Castle International Corp	234	23,442
Daiwa House REIT Investment Corp	4	9,493
Dexus	1,227	8,938
Digital Realty Trust Inc	68	7,681
Equity Residential	209	13,758
Essex Property Trust Inc	39	10,034
Federal Realty Investment Trust	53	6,699
Fonciere Des Regions	46	4,267
H&R Real Estate Investment Trust	897	15,234
Hammerson PLC	224	1,676
Host Hotels & Resorts Inc	83	1,516
Iron Mountain Inc	425	14,603
Japan Prime Realty Investment Corp	4	13,854
Japan Real Estate Investment Corp	2	9,941
Klepierre	74	3,033
Land Securities Group PLC	243	3,205
Macerich Co	149	8,651
Mid-America Apartment Communities Inc	104	10,960
Nippon Building Fund Inc	2	10,208
Nippon Prologis REIT Inc	1	2,129
Prologis Inc	207	12,138
Regency Centers Corp	143	8,958
Simon Property Group Inc	19	3,073
Suntec Real Estate Investment Trust	2,500	3,397
UDR Inc	424	16,523
Unibail-Rodamco SE	4	1,008
Ventas Inc	20	1,390
Vicinity Centres	3,682	7,271
Welltower Inc	28	2,096
Weyerhaeuser Co	480	16,080
		281,218
Food & Staples Retailing – 0.5%
Aeon Co Ltd	300	4,554

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food & Staples Retailing – (continued)
Alimentation Couche-Tard Inc	.140	$6,712
Carrefour SA	508	12,850
Colruyt SA	569	29,972
Costco Wholesale Corp	315	50,378
CVS Health Corp	155	12,471
FamilyMart UNY Holdings Co Ltd	100	5,718
George Weston Ltd	201	18,198
ICA Gruppen AB	129	4,804
Kroger Co	1,264	29,476
Lawson Inc	100	6,989
Loblaw Cos Ltd	581	32,326
METRO AG	184	6,210
Metro Inc	1,032	33,970
Seven & i Holdings Co Ltd	200	8,230
Tesco PLC*	3,085	6,781
Wal-Mart Stores Inc	32	2,422
Wesfarmers Ltd	36	1,110
Wm Morrison Supermarkets PLC	5,259	16,518
		289,689
Food Products – 1.4%
Ajinomoto Co Inc	200	4,315
Barry Callebaut AG*	2	2,750
Campbell Soup Co	2,783	145,133
Danone SA	300	22,546
General Mills Inc	2,621	145,203
Hershey Co	709	76,125
Hormel Foods Corp	2,496	85,139
JM Smucker Co	661	78,216
Kellogg Co	1,694	117,665
Kraft Heinz Co	429	36,740
McCormick & Co Inc/MD	733	71,475
Mondelez International Inc	265	11,445
Nisshin Seifun Group Inc	700	11,484
Tate & Lyle PLC	2,241	19,319
Tyson Foods Inc	75	4,697
WH Group Ltd	6,000	6,056
Wilmar International Ltd	1,500	3,651
		841,959
Gas Utilities – 0.1%
APA Group	971	6,842
Hong Kong & China Gas Co Ltd	5,000	9,402
Osaka Gas Co Ltd	2,000	8,172
Toho Gas Co Ltd	1,000	7,274
Tokyo Gas Co Ltd	2,000	10,391
		42,081
Health Care Equipment & Supplies – 1.1%
Abbott Laboratories	681	33,103
Align Technology Inc*	58	8,707
Becton Dickinson and Co	102	19,901
Boston Scientific Corp*	768	21,289
Cochlear Ltd	37	4,420
Cooper Cos Inc	17	4,070
CYBERDYNE Inc*	500	6,647
DENTSPLY SIRONA Inc	1,237	80,207
Edwards Lifesciences Corp*	40	4,730
Getinge AB	3,122	61,134
Hologic Inc*	136	6,172
Hoya Corp	100	5,187
Intuitive Surgical Inc*	32	29,932

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Smith & Nephew PLC	.14,791	$255,207
Sonova Holding AG	279	45,316
Straumann Holding AG	34	19,348
Sysmex Corp	200	11,933
Terumo Corp	600	23,608
Varian Medical Systems Inc*	134	13,827
Zimmer Biomet Holdings Inc	53	6,805
		661,543
Health Care Providers & Services – 0.8%
Aetna Inc	126	19,131
Alfresa Holdings Corp	100	1,927
Cigna Corp	19	3,180
Fresenius Medical Care AG & Co KGaA	1,012	97,275
Fresenius SE & Co KGaA	282	24,173
Healthscope Ltd	8,371	14,215
Henry Schein Inc*	225	41,180
Humana Inc	205	49,327
Laboratory Corp of America Holdings*	226	34,836
Medipal Holdings Corp	200	3,696
Miraca Holdings Inc	100	4,490
Patterson Cos Inc	1,316	61,786
Quest Diagnostics Inc	851	94,597
Ramsay Health Care Ltd	79	4,468
Suzuken Co Ltd/Aichi Japan	200	6,633
Universal Health Services Inc	81	9,888
		470,802
Health Care Technology – 0%
M3 Inc	300	8,256
Hotels, Restaurants & Leisure – 0.5%
Accor SA	67	3,141
Aristocrat Leisure Ltd	150	2,600
Carnival PLC	167	11,047
Chipotle Mexican Grill Inc*	191	79,475
Darden Restaurants Inc	65	5,879
Domino's Pizza Enterprises Ltd	176	7,043
Genting Singapore PLC	6,500	5,124
Hilton Worldwide Holdings Inc	547	33,832
InterContinental Hotels Group PLC	461	25,615
Marriott International Inc/MD	63	6,320
Merlin Entertainments PLC	3,302	20,661
MGM China Holdings Ltd	2,800	6,226
Oriental Land Co Ltd/Japan	300	20,295
Sands China Ltd	3,600	16,485
SJM Holdings Ltd	2,000	2,108
Wyndham Worldwide Corp	245	24,600
Wynn Macau Ltd	1,600	3,738
		274,189
Household Durables – 0.7%
Barratt Developments PLC	2,202	16,158
Leggett & Platt Inc	3,144	165,154
Mohawk Industries Inc*	357	86,283
Nikon Corp	800	12,776
Panasonic Corp	700	9,486
PulteGroup Inc	524	12,854
SEB SA	47	8,440
Sekisui House Ltd	3,700	65,127
Sony Corp	300	11,433
Whirlpool Corp	117	22,420
		410,131

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Household Products – 1.0%
Church & Dwight Co Inc	.1,469	$76,212
Clorox Co	603	80,344
Colgate-Palmolive Co	3,503	259,677
Kimberly-Clark Corp	1,074	138,664
Procter & Gamble Co	373	32,507
Reckitt Benckiser Group PLC	215	21,793
Unicharm Corp	200	5,019
		614,216
Independent Power and Renewable Electricity Producers – 0%
AES Corp/VA	973	10,810
Electric Power Development Co Ltd	400	9,881
		20,691
Industrial Conglomerates – 0.2%
CK Hutchison Holdings Ltd	6,000	75,315
General Electric Co	254	6,861
Koninklijke Philips NV	321	11,399
		93,575
Information Technology Services – 1.1%
Accenture PLC	746	92,265
Alliance Data Systems Corp	75	19,252
Amadeus IT Group SA	413	24,691
Atos SE	110	15,439
Capgemini SE	19	1,963
CGI Group Inc*	880	44,971
Cognizant Technology Solutions Corp	91	6,042
CSRA Inc	709	22,511
Fidelity National Information Services Inc	320	27,328
Fujitsu Ltd	1,000	7,361
Gartner Inc*	402	49,651
Global Payments Inc	482	43,534
Nomura Research Institute Ltd	300	11,804
NTT Data Corp	1,500	16,673
Paychex Inc	253	14,406
PayPal Holdings Inc*	975	52,328
Total System Services Inc	1,189	69,259
Visa Inc	1,209	113,380
Xerox Corp	1,078	30,971
		663,829
Insurance – 1.3%
AIA Group Ltd	1,000	7,307
Aon PLC	134	17,815
Arthur J Gallagher & Co	1,154	66,067
Chubb Ltd	252	36,636
Cincinnati Financial Corp	317	22,967
Dai-ichi Life Holdings Inc	300	5,406
Everest Re Group Ltd	167	42,517
Gjensidige Forsikring ASA	568	9,698
Great-West Lifeco Inc	137	3,714
Hartford Financial Services Group Inc	952	50,047
Intact Financial Corp	857	64,748
Japan Post Holdings Co Ltd	300	3,719
Lincoln National Corp	43	2,906
Loews Corp	1,224	57,295
Mapfre SA	14,076	49,157
Medibank Pvt Ltd	1,975	4,249
MS&AD Insurance Group Holdings Inc	100	3,356
Old Mutual PLC	3,007	7,573
Poste Italiane SpA (144A)	1,108	7,586
Power Corp of Canada	637	14,532

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Insurance – (continued)
Progressive Corp	.478	$21,075
Prudential Financial Inc	148	16,005
QBE Insurance Group Ltd	1,125	10,209
RSA Insurance Group PLC	5,126	41,085
Sampo Oyj	419	21,470
Sompo Holdings Inc	300	11,575
Standard Life PLC	6,449	33,516
Swiss Life Holding AG*	12	4,051
T&D Holdings Inc	400	6,080
Tokio Marine Holdings Inc	200	8,271
Torchmark Corp	913	69,845
Travelers Cos Inc	223	28,216
UnipolSai Assicurazioni SpA	10,463	22,834
Willis Towers Watson PLC	41	5,964
		777,491
Internet & Direct Marketing Retail – 0.4%
Amazon.com Inc*	104	100,672
Expedia Inc	122	18,172
Netflix Inc*	168	25,101
Priceline Group Inc*	27	50,504
Rakuten Inc	300	3,527
Start Today Co Ltd	200	4,917
TripAdvisor Inc*	330	12,606
		215,499
Internet Software & Services – 0.4%
Alphabet Inc - Class A*	66	61,359
DeNA Co Ltd	200	4,474
eBay Inc*	1,948	68,024
Facebook Inc	468	70,659
Kakaku.com Inc	600	8,606
Mixi Inc	100	5,558
Shopify Inc*	59	5,124
United Internet AG	321	17,649
Yahoo Japan Corp	2,800	12,175
		253,628
Leisure Products – 0.2%
Hasbro Inc	335	37,356
Mattel Inc	2,382	51,284
Sega Sammy Holdings Inc	100	1,344
Yamaha Corp	100	3,450
		93,434
Life Sciences Tools & Services – 0.3%
Agilent Technologies Inc	220	13,048
Illumina Inc*	54	9,370
Lonza Group AG*	135	29,194
Mettler-Toledo International Inc*	70	41,198
PerkinElmer Inc	760	51,786
Waters Corp*	134	24,635
		169,231
Machinery – 0.4%
Alstom SA	311	10,871
ANDRITZ AG	160	9,637
Caterpillar Inc	103	11,068
Deere & Co	95	11,741
FANUC Corp	100	19,256
Fortive Corp	408	25,847
GEA Group AG	335	13,707
Hino Motors Ltd	200	2,218
IMI PLC	287	4,466

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Machinery – (continued)
JTEKT Corp	.400	$5,840
Komatsu Ltd	100	2,538
Kone OYJ	178	9,054
MAN SE	358	38,377
Metso OYJ	243	8,425
Mitsubishi Heavy Industries Ltd	1,000	4,089
NGK Insulators Ltd	200	3,982
THK Co Ltd	200	5,655
Wartsila OYJ Abp	26	1,537
Weir Group PLC	337	7,596
Xylem Inc/NY	228	12,638
Yangzijiang Shipbuilding Holdings Ltd	6,700	5,793
		214,335
Media – 1.4%
Axel Springer SE	282	16,939
CBS Corp	393	25,066
Charter Communications Inc*	165	55,580
Dentsu Inc	100	4,775
Discovery Communications Inc*	3,722	96,139
DISH Network Corp*	533	33,451
Eutelsat Communications SA	667	17,032
Hakuhodo DY Holdings Inc	100	1,326
Interpublic Group of Cos Inc	2,995	73,677
ITV PLC	10,378	24,515
News Corp	4,938	67,651
REA Group Ltd	12	612
Scripps Networks Interactive Inc	1,320	90,169
SES SA	162	3,797
Shaw Communications Inc	3,727	81,318
Telenet Group Holding NV*	199	12,533
Twenty-First Century Fox Inc - Class A	344	9,749
Vivendi SA	1,463	32,563
Walt Disney Co	1,842	195,712
WPP PLC	189	3,972
		846,576
Metals & Mining – 0.6%
Agnico Eagle Mines Ltd	121	5,457
Alumina Ltd	1,892	2,791
Anglo American PLC*	324	4,320
ArcelorMittal*	756	17,146
Barrick Gold Corp	59	939
BHP Billiton Ltd	149	2,665
BHP Billiton PLC	2,069	31,684
Boliden AB	642	17,527
Franco-Nevada Corp	483	34,856
Freeport-McMoRan Inc*	514	6,173
Glencore PLC*	6,389	23,894
Goldcorp Inc	3,413	44,012
JFE Holdings Inc	300	5,203
Kobe Steel Ltd*	100	1,026
Maruichi Steel Tube Ltd	200	5,807
Mitsubishi Materials Corp	200	6,047
Newmont Mining Corp	1,638	53,055
Nippon Steel & Sumitomo Metal Corp	200	4,514
Nucor Corp	154	8,912
Rio Tinto PLC	432	18,238
South32 Ltd	2,362	4,864
Sumitomo Metal Mining Co Ltd	1,000	13,343

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Metals & Mining – (continued)
thyssenkrupp AG	.1,075	$30,538
		343,011
Multiline Retail – 0.4%
Dollar General Corp	307	22,132
Dollar Tree Inc*	209	14,613
Dollarama Inc	491	46,923
Isetan Mitsukoshi Holdings Ltd	300	3,004
J Front Retailing Co Ltd	300	4,599
Kohl's Corp	80	3,094
Macy's Inc	2,703	62,818
Marks & Spencer Group PLC	5,232	22,708
Marui Group Co Ltd	100	1,473
Nordstrom Inc	28	1,339
Target Corp	744	38,904
		221,607
Multi-Utilities – 0.3%
Ameren Corp	346	18,916
Canadian Utilities Ltd	609	19,572
CenterPoint Energy Inc	135	3,696
Centrica PLC	11,557	30,129
CMS Energy Corp	371	17,159
Dominion Energy Inc	232	17,778
DTE Energy Co	165	17,455
E.ON SE	973	9,165
Engie SA	505	7,621
Innogy SE (144A)	111	4,369
RWE AG	321	6,395
Suez	568	10,518
Veolia Environnement SA	394	8,324
		171,097
Oil, Gas & Consumable Fuels – 1.9%
AltaGas Ltd	2,797	64,025
Anadarko Petroleum Corp	619	28,065
Apache Corp	472	22,623
ARC Resources Ltd	597	7,809
BP PLC	5,869	33,842
Cabot Oil & Gas Corp	2,714	68,067
Caltex Australia Ltd	115	2,793
Cameco Corp	1,478	13,462
Cenovus Energy Inc	889	6,555
Chevron Corp	77	8,033
Cimarex Energy Co	339	31,869
Concho Resources Inc*	185	22,483
ConocoPhillips	2,175	95,613
Crescent Point Energy Corp	196	1,500
Devon Energy Corp	743	23,754
Enagas SA	37	1,037
Enbridge Inc	59	2,351
Encana Corp	208	1,830
EOG Resources Inc	738	66,804
EQT Corp	822	48,161
Hess Corp	354	15,530
Husky Energy Inc*	158	1,794
Inpex Corp	500	4,806
Inter Pipeline Ltd	509	9,971
JXTG Holdings Inc	1,000	4,363
Kinder Morgan Inc/DE	2,478	47,478
Koninklijke Vopak NV	38	1,762
Lundin Petroleum AB*	747	14,379

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Marathon Oil Corp	.1,143	$13,545
Marathon Petroleum Corp	646	33,805
Murphy Oil Corp	299	7,663
Neste Oyj	214	8,429
Noble Energy Inc	978	27,677
Occidental Petroleum Corp	1,617	96,810
Oil Search Ltd	282	1,478
OMV AG	168	8,717
ONEOK Inc	225	11,736
Origin Energy Ltd*	197	1,038
Phillips 66	602	49,779
Pioneer Natural Resources Co	137	21,862
PrairieSky Royalty Ltd	145	3,302
Range Resources Corp	2,530	58,620
Repsol SA	187	2,862
Santos Ltd*	778	1,811
Snam SpA	4,749	20,695
Statoil ASA	378	6,269
Tesoro Corp	714	66,830
TOTAL SA	127	6,278
TransCanada Corp	145	6,913
Valero Energy Corp	749	50,528
Woodside Petroleum Ltd	84	1,928
		1,159,334
Paper & Forest Products – 0%
Oji Holdings Corp	1,000	5,157
Personal Products – 0.1%
Estee Lauder Cos Inc	195	18,716
Kao Corp	100	5,933
Shiseido Co Ltd	100	3,551
Unilever PLC	226	12,228
		40,428
Pharmaceuticals – 1.1%
Allergan PLC	76	18,475
Astellas Pharma Inc	2,400	29,333
AstraZeneca PLC*	110	7,355
Bayer AG	122	15,771
Bristol-Myers Squibb Co	902	50,259
Daiichi Sankyo Co Ltd	1,000	23,537
Eisai Co Ltd	100	5,518
Hisamitsu Pharmaceutical Co Inc	200	9,568
Johnson & Johnson	287	37,967
Kyowa Hakko Kirin Co Ltd	400	7,423
Merck & Co Inc	677	43,389
Merck KGaA	735	88,763
Mylan NV*	180	6,988
Novartis AG	1,155	96,150
Ono Pharmaceutical Co Ltd	300	6,538
Roche Holding AG	60	15,285
Sanofi	268	25,635
Santen Pharmaceutical Co Ltd	500	6,776
Sumitomo Dainippon Pharma Co Ltd	400	5,453
Takeda Pharmaceutical Co Ltd	800	40,612
UCB SA	1,158	79,650
Valeant Pharmaceuticals International Inc*	376	6,536
Vifor Pharma AG	305	33,631
Zoetis Inc	129	8,047
		668,659

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Professional Services – 0.3%
Bureau Veritas SA	.170	$3,761
Equifax Inc	169	23,224
IHS Markit Ltd*	2,498	110,012
Robert Half International Inc	620	29,717
Verisk Analytics Inc*	473	39,907
		206,621
Real Estate Management & Development – 0.1%
Cheung Kong Property Holdings Ltd	1,500	11,749
City Developments Ltd	200	1,559
Daiwa House Industry Co Ltd	300	10,238
Henderson Land Development Co Ltd	1,200	6,694
Mitsubishi Estate Co Ltd	300	5,585
Mitsui Fudosan Co Ltd	200	4,767
New World Development Co Ltd	7,000	8,885
Swire Pacific Ltd	3,000	29,300
Swiss Prime Site AG*	32	2,908
UOL Group Ltd	600	3,330
Vonovia SE	71	2,819
		87,834
Road & Rail – 0.2%
Central Japan Railway Co	100	16,281
East Japan Railway Co	300	28,664
Kansas City Southern	179	18,732
MTR Corp Ltd	500	2,815
Norfolk Southern Corp	119	14,482
Union Pacific Corp	179	19,495
West Japan Railway Co	300	21,170
		121,639
Semiconductor & Semiconductor Equipment – 0.5%
Analog Devices Inc	550	42,790
ASM Pacific Technology Ltd	400	5,405
ASML Holding NV	99	12,900
Broadcom Ltd	20	4,661
Infineon Technologies AG	1,290	27,232
Lam Research Corp	53	7,496
Micron Technology Inc*	446	13,318
NVIDIA Corp	389	56,234
Qorvo Inc*	76	4,812
QUALCOMM Inc	1,110	61,294
Rohm Co Ltd	100	7,674
Skyworks Solutions Inc	99	9,499
STMicroelectronics NV	298	4,278
Texas Instruments Inc	21	1,616
Xilinx Inc	498	32,031
		291,240
Software – 0.9%
ANSYS Inc*	1,179	143,461
Autodesk Inc*	56	5,646
Dassault Systemes SE	160	14,342
Gemalto NV	460	27,605
Intuit Inc	126	16,734
Konami Holdings Corp	100	5,549
Microsoft Corp	132	9,099
Nexon Co Ltd*	500	9,870
Open Text Corp	565	17,835
Oracle Corp Japan	300	19,447
Red Hat Inc*	984	94,218
Sage Group PLC	6,055	54,248
salesforce.com Inc*	1,321	114,399

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Software – (continued)
Synopsys Inc*	.425	$30,995
Trend Micro Inc/Japan	100	5,149
		568,597
Specialty Retail – 0.8%
Advance Auto Parts Inc	199	23,201
AutoZone Inc*	81	46,207
Bed Bath & Beyond Inc	2,301	69,950
CarMax Inc*	195	12,297
Dixons Carphone PLC	5,421	20,020
Dufry AG*	285	46,707
Foot Locker Inc	309	15,228
Gap Inc	165	3,628
Hennes & Mauritz AB	338	8,425
Home Depot Inc	415	63,661
Kingfisher PLC	9,917	38,832
Lowe's Cos Inc	305	23,647
O'Reilly Automotive Inc*	35	7,656
Signet Jewelers Ltd	32	2,024
Tiffany & Co	164	15,395
TJX Cos Inc	213	15,372
Tractor Supply Co	443	24,015
Yamada Denki Co Ltd	3,800	18,855
		455,120
Technology Hardware, Storage & Peripherals – 0.5%
Apple Inc	595	85,692
BlackBerry Ltd*	1,403	14,024
Brother Industries Ltd	500	11,529
Canon Inc	2,500	84,830
FUJIFILM Holdings Corp	600	21,554
Hewlett Packard Enterprise Co	2,223	36,880
HP Inc	857	14,980
Konica Minolta Inc	100	829
Ricoh Co Ltd	100	882
Seagate Technology PLC	301	11,664
Seiko Epson Corp	300	6,666
Western Digital Corp	230	20,378
		309,908
Textiles, Apparel & Luxury Goods – 0.6%
adidas AG	47	9,004
Asics Corp	200	3,703
Burberry Group PLC	100	2,163
Hanesbrands Inc	1,028	23,808
Hermes International	30	14,823
Kering	23	7,832
Li & Fung Ltd	90,000	32,739
Luxottica Group SpA	14	810
Michael Kors Holdings Ltd*	773	28,021
NIKE Inc	2,697	159,123
PVH Corp	263	30,114
Ralph Lauren Corp	562	41,476
Under Armour Inc*	978	21,281
Yue Yuen Industrial Holdings Ltd	500	2,075
		376,972
Tobacco – 0.2%
Altria Group Inc	712	53,023
Imperial Brands PLC*	1,558	69,964
Japan Tobacco Inc	300	10,529
Philip Morris International Inc	22	2,584

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Tobacco – (continued)
Swedish Match AB	.221	$7,786
		143,886
Trading Companies & Distributors – 0.2%
Bunzl PLC	780	23,240
Fastenal Co	130	5,659
ITOCHU Corp	1,000	14,841
Marubeni Corp	400	2,582
MISUMI Group Inc	100	2,282
Mitsubishi Corp	200	4,190
Mitsui & Co Ltd	800	11,421
Rexel SA	99	1,620
Sumitomo Corp	1,300	16,900
Travis Perkins PLC	356	6,745
United Rentals Inc*	86	9,693
WW Grainger Inc	55	9,929
		109,102
Transportation Infrastructure – 0%
Aena SA	12	2,341
Fraport AG Frankfurt Airport Services Worldwide	231	20,392
Japan Airport Terminal Co Ltd	200	7,638
		30,371
Water Utilities – 0%
Severn Trent PLC	321	9,121
United Utilities Group PLC	1,324	14,957
		24,078
Wireless Telecommunication Services – 0.4%
KDDI Corp	700	18,518
NTT DOCOMO Inc	2,000	47,163
Rogers Communications Inc	914	43,176
StarHub Ltd	12,300	24,307
Tele2 AB	3,318	34,751
Vodafone Group PLC	16,084	45,607
		213,522
Total Common Stocks (cost $17,681,952)		18,062,754
Preferred Stocks – 0.1%
Auto Components – 0%
Schaeffler AG	682	9,767
Automobiles – 0%
Porsche Automobil Holding SE	180	10,111
Chemicals – 0.1%
FUCHS PETROLUB SE	556	30,271
Media – 0%
ProSiebenSat.1 Media SE	225	9,415
Total Preferred Stocks (cost $54,296)		59,564
Investment Companies – 69.5%
Exchange-Traded Funds (ETFs) – 69.5%
Deutsche X-trackers Harvest CSI 300 China A-Shares	7,574	206,467
iShares 20+ Year Treasury Bond	10,270	1,284,982
iShares 7-10 Year Treasury Bond	2,129	226,973
iShares Core FTSE 100 UCITS GBP Dist	257,222	2,421,725
iShares Edge MSCI Min Vol Global	17,044	1,348,180
iShares iBoxx $ High Yield Corporate Bond	9,327	824,414
iShares iBoxx $ Investment Grade Corporate Bond	3,673	442,633
iShares International Select Dividend†	47,091	1,540,818
iShares MSCI Canada	61,570	1,647,613
iShares MSCI EAFE Growth†	27,176	2,009,937
iShares MSCI EAFE Value	35,563	1,838,607
iShares MSCI Europe Financials	8,060	176,836

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Investment Companies – (continued)
Exchange-Traded Funds (ETFs) – (continued)
iShares MSCI Hong Kong	.7,890	$184,863
iShares MSCI South Korea Capped	17,317	1,174,266
LYXOR CAC 40 DR UCITS	13,983	823,976
LYXOR FTSE MIB UCITS	61,378	1,437,826
PowerShares QQQ Trust Series 1	12,688	1,746,376
Vanguard FTSE All World ex-US Small-Cap†	19,601	2,119,260
Vanguard FTSE Emerging Markets	105,744	4,317,604
Vanguard FTSE Europe	33,681	1,857,170
Vanguard FTSE Pacific†	30,783	2,025,521
Vanguard Growth	15,593	1,980,935
Vanguard High Dividend Yield	9,777	764,170
Vanguard International High Dividend Yield	10,868	679,902
Vanguard Mid-Cap†	13,926	1,984,734
Vanguard S&P 500	8,969	1,991,656
Vanguard Small-Cap	19,409	2,630,696
Vanguard Total International Bond	5,163	280,661
Vanguard Value†	21,152	2,042,437
Total Investment Companies (cost $39,906,881)		42,011,238
U.S. Government Agency Notes – 2.3%
Federal Home Loan Bank Discount Notes:
0%, 7/3/17◊ (cost $1,399,924)	$1,400,000	1,400,000
Total Investments (total cost $59,043,053) – 101.8%		61,533,556
Liabilities, net of Cash, Receivables and Other Assets – (1.8)%		(1,070,125)
Net Assets – 100%		$60,463,431

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$46,447,257	75.5%
United Kingdom	3,823,295	6.2
Canada	2,563,425	4.2
Japan	1,763,576	2.9
Italy	1,531,367	2.5
France	1,220,938	2.0
South Korea	1,174,266	1.9
Germany	726,319	1.2
Switzerland	375,136	0.6
Hong Kong	372,066	0.6
Spain	321,894	0.5
Sweden	269,640	0.4
Netherlands	224,212	0.4
China	206,467	0.3
Singapore	136,775	0.2
Belgium	132,537	0.2
Australia	113,222	0.2
Finland	77,989	0.1
Austria	37,208	0.1
Norway	15,967	0.0

Total	$61,533,556	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2017

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	7/13/17	607,000	$790,687	$(4,726)
Canadian Dollar	7/13/17	945,000	728,960	(28,455)
Euro	7/13/17	3,177,375	3,630,426	(59,979)
Japanese Yen	7/13/17	118,305,000	1,052,430	24,362

			6,202,503	(68,798)
RBC Capital Markets Corp.:
Japanese Yen	7/13/17	25,495,000	226,801	5,041
Swiss Franc	7/13/17	271,000	282,887	(2,483)

			509,688	2,558
Total			$6,712,191	$(66,240)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

24	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information

Adaptive Global Allocation 60/40 Index	An internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Barclays Global Aggregate Bond Index (Hedged) (40%).
Adaptive Global Allocation 70/30 Index (Hedged)	An internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (70%) and the Bloomberg Barclays Global Aggregate Bond Index (Hedged) (30%).
Adaptive Global Allocation 70/30 Index (Unhedged)	An internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (70%) and the Bloomberg Barclays Global Aggregate Bond Index (Unhedged) (30%).
Bloomberg Barclays Global Aggregate Bond Index	A broad-based measure of the global investment grade fixed-rate debt markets.
MSCI All Country World IndexSM

An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

CDI	Clearing House Electronic Subregister System Depositary Interest
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2017 is $11,955, which represents 0.0% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2017, is $9,132,800.

◊	Zero coupon bond.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 6/30/17	Gain/(Loss)	Income	at 6/30/17

Janus Cash Liquidity Fund LLC	1,192,000	29,846,203	(31,038,203)	—	$—	$29,287	$—

Janus Investment Fund	25

Janus Henderson Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$18,062,754	$-	$-
Preferred Stocks	-	59,564	-
Investment Companies	42,011,238	-	-
U.S. Government Agency Notes	-	1,400,000	-
Total Investments in Securities	$60,073,992	$1,459,564	$-
Other Financial Instruments(a):
Forward Currency Contracts	-	29,403	-
Total Assets	$60,073,992	$1,488,967	$-
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$95,643	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

26	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund

Statement of Assets and Liabilities

June 30, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$59,043,053
Investments, at value	61,533,556
Cash	2,293
Forward currency contracts	29,403
Cash denominated in foreign currency(1)	36,616
Non-interested Trustees' deferred compensation	1,076
Receivables:
Investments sold	8,366,170
Due from adviser	49,203
Dividends	37,501
Foreign tax reclaims	5,905
Fund shares sold	941
Other assets	402
Total Assets	70,063,066
Liabilities:
Forward currency contracts	95,643
Payables:	—
Investments purchased	9,387,209
Advisory fees	39,426
Professional fees	38,823
Fund shares repurchased	22,674
Custodian fees	2,350
Transfer agent fees and expenses	1,725
12b-1 Distribution and shareholder servicing fees	1,502
Non-interested Trustees' deferred compensation fees	1,076
Fund administration fees	499
Non-interested Trustees' fees and expenses	316
Accrued expenses and other payables	8,392
Total Liabilities	9,599,635
Net Assets	$60,463,431

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Adaptive Global Allocation Fund

Statement of Assets and Liabilities

June 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$56,230,659
Undistributed net investment income/(loss)	220,840
Undistributed net realized gain/(loss) from investments and foreign currency transactions	1,587,372
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,424,560
Total Net Assets	$60,463,431
Net Assets - Class A Shares	$743,324
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	70,483
Net Asset Value Per Share(2)	$10.55
Maximum Offering Price Per Share(3)	$11.19
Net Assets - Class C Shares	$1,224,875
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	116,854
Net Asset Value Per Share(2)	$10.48
Net Assets - Class D Shares	$1,619,085
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	153,565
Net Asset Value Per Share	$10.54
Net Assets - Class I Shares	$4,595,702
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	434,859
Net Asset Value Per Share	$10.57
Net Assets - Class N Shares	$48,806,075
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,619,718
Net Asset Value Per Share	$10.56
Net Assets - Class S Shares	$1,183,228
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	112,322
Net Asset Value Per Share	$10.53
Net Assets - Class T Shares	$2,291,142
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	217,240
Net Asset Value Per Share	$10.55

(1) Includes cost of $36,616. (2) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

28	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund

Statement of Operations

For the year ended June 30, 2017

Investment Income:
Dividends	$998,950
Dividends from affiliates	29,287
Interest	28,685
Other income	391
Foreign tax withheld	(24,733)
Total Investment Income	1,032,580
Expenses:
Advisory fees	418,040
12b-1Distribution and shareholder servicing fees:
Class A Shares	1,533
Class C Shares	11,189
Class S Shares	2,792
Transfer agent administrative fees and expenses:
Class D Shares	1,733
Class S Shares	2,792
Class T Shares	3,042
Transfer agent networking and omnibus fees:
Class A Shares	15
Class I Shares	15
Other transfer agent fees and expenses:
Class A Shares	80
Class C Shares	153
Class D Shares	448
Class I Shares	93
Class N Shares	1,773
Class S Shares	22
Class T Shares	31
Registration fees	106,608
Custodian fees	63,224
Professional fees	53,603
Shareholder reports expense	19,375
Fund administration fees	5,174
Non-interested Trustees’ fees and expenses	1,436
Other expenses	31,020
Total Expenses	724,191
Less: Excess Expense Reimbursement	(254,261)
Net Expenses	469,930
Net Investment Income/(Loss)	562,650
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	3,607,650
Futures contracts	633,540
Swap contracts	17,703
Written options contracts	44,380
Total Net Realized Gain/(Loss) on Investments	4,303,273
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,867,348
Futures contracts	(295,880)
Swap contracts	18,313
Written options contracts	5,510
Total Change in Unrealized Net Appreciation/Depreciation	1,595,291
Net Increase/(Decrease) in Net Assets Resulting from Operations	$6,461,214

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Adaptive Global Allocation Fund

Statements of Changes in Net Assets

	Year ended June 30, 2017	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$562,650	$390,114
Net realized gain/(loss) on investments	4,303,273	(2,596,821)
Change in unrealized net appreciation/depreciation	1,595,291	1,415,777
Net Increase/(Decrease) in Net Assets Resulting from Operations	6,461,214	(790,930)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(5,289)	(1,400)
Class C Shares	(1,847)	(605)
Class D Shares	(13,395)	(2,799)
Class I Shares	(12,820)	(3,319)
Class N Shares	(544,951)	(154,765)
Class S Shares	(8,556)	(1,917)
Class T Shares	(11,892)	(2,641)
Net Decrease from Dividends and Distributions to Shareholders	(598,750)	(167,446)
Capital Share Transactions:
Class A Shares	108,044	97,999
Class C Shares	61,795	1,001,412
Class D Shares	179,662	1,160,175
Class I Shares	3,267,488	1,014,824
Class N Shares	(4,666,016)	(4,213,215)
Class S Shares	8,507	1,007,934
Class T Shares	1,085,345	1,011,209
Net Increase/(Decrease) from Capital Share Transactions	44,825	1,080,338
Net Increase/(Decrease) in Net Assets	5,907,289	121,962
Net Assets:
Beginning of period	54,556,142	54,434,180
End of period	$60,463,431	$54,556,142

Undistributed Net Investment Income/(Loss)	$220,840	$184,112

See Notes to Financial Statements.

30	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class A Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$9.49	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09	0.05	0.01
Net realized and unrealized gain/(loss)	1.06	(0.23)	(0.32)
Total from Investment Operations	1.15	(0.18)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.02)	—
Distributions (from capital gains)	—	—	—
Total Dividends and Distributions	(0.09)	(0.02)	—
Net Asset Value, End of Period	$10.55	$9.49	$9.69
Total Return*	12.17%	(1.85)%	(3.10)%
Net Assets, End of Period (in thousands)	$743	$571	$485
Average Net Assets for the Period (in thousands)	$609	$530	$496
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.52%	1.54%	13.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.09%	1.07%
Ratio of Net Investment Income/(Loss)	0.86%	0.55%	5.04%
Portfolio Turnover Rate	302%(3)	122%	10%

Class C Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$9.44	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	(0.01)	0.01
Net realized and unrealized gain/(loss)	1.05	(0.23)	(0.32)
Total from Investment Operations	1.06	(0.24)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.01)	—
Distributions (from capital gains)	—	—	—
Total Dividends and Distributions	(0.02)	(0.01)	—
Net Asset Value, End of Period	$10.48	$9.44	$9.69
Total Return*	11.21%	(2.52)%	(3.10)%
Net Assets, End of Period (in thousands)	$1,225	$1,046	$24
Average Net Assets for the Period (in thousands)	$1,112	$827	$25
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.27%	2.29%	14.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.83%	1.84%	1.82%
Ratio of Net Investment Income/(Loss)	0.05%	(0.06)%	4.29%
Portfolio Turnover Rate	302%(3)	122%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class D Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$9.49	$9.70	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09	0.06	0.01
Net realized and unrealized gain/(loss)	1.05	(0.25)	(0.31)
Total from Investment Operations	1.14	(0.19)	(0.30)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.02)	—
Distributions (from capital gains)	—	—	—
Total Dividends and Distributions	(0.09)	(0.02)	—
Net Asset Value, End of Period	$10.54	$9.49	$9.70
Total Return*	12.13%	(1.93)%	(3.00)%
Net Assets, End of Period (in thousands)	$1,619	$1,285	$102
Average Net Assets for the Period (in thousands)	$1,435	$973	$64
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.01%	2.59%	20.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	1.10%	0.98%
Ratio of Net Investment Income/(Loss)	0.94%	0.69%	5.03%
Portfolio Turnover Rate	302%(3)	122%	10%

Class I Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$9.51	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17	0.09	0.01
Net realized and unrealized gain/(loss)	1.00	(0.24)	(0.32)
Total from Investment Operations	1.17	(0.15)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.03)	—
Distributions (from capital gains)	—	—	—
Total Dividends and Distributions	(0.11)	(0.03)	—
Net Asset Value, End of Period	$10.57	$9.51	$9.69
Total Return*	12.42%	(1.55)%	(3.10)%
Net Assets, End of Period (in thousands)	$4,596	$1,090	$48
Average Net Assets for the Period (in thousands)	$1,802	$854	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.40%	1.28%	13.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.83%	0.82%
Ratio of Net Investment Income/(Loss)	1.69%	0.94%	5.29%
Portfolio Turnover Rate	302%(3)	122%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

32	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class N Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$9.51	$9.70	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.10	0.07	0.01
Net realized and unrealized gain/(loss)	1.06	(0.23)	(0.31)
Total from Investment Operations	1.16	(0.16)	(0.30)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.03)	—
Distributions (from capital gains)	—	—	—
Total Dividends and Distributions	(0.11)	(0.03)	—
Net Asset Value, End of Period	$10.56	$9.51	$9.70
Total Return*	12.43%	(1.65)%	(3.00)%
Net Assets, End of Period (in thousands)	$48,806	$48,423	$53,702
Average Net Assets for the Period (in thousands)	$48,134	$49,786	$9,234
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.24%	1.27%	67.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.83%	0.82%
Ratio of Net Investment Income/(Loss)	1.03%	0.73%	6.84%
Portfolio Turnover Rate	302%(3)	122%	10%

Class S Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$9.48	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07	0.05	0.01
Net realized and unrealized gain/(loss)	1.06	(0.24)	(0.32)
Total from Investment Operations	1.13	(0.19)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.02)	—
Distributions (from capital gains)	—	—	—
Total Dividends and Distributions	(0.08)	(0.02)	—
Net Asset Value, End of Period	$10.53	$9.48	$9.69
Total Return*	11.95%	(1.99)%	(3.10)%
Net Assets, End of Period (in thousands)	$1,183	$1,057	$24
Average Net Assets for the Period (in thousands)	$1,110	$831	$25
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.75%	1.78%	13.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.24%	1.32%
Ratio of Net Investment Income/(Loss)	0.70%	0.53%	4.79%
Portfolio Turnover Rate	302%(3)	122%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class T Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$9.50	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09	0.07	0.01
Net realized and unrealized gain/(loss)	1.06	(0.24)	(0.32)
Total from Investment Operations	1.15	(0.17)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.02)	—
Distributions (from capital gains)	—	—	—
Total Dividends and Distributions	(0.10)	(0.02)	—
Net Asset Value, End of Period	$10.55	$9.50	$9.69
Total Return*	12.17%	(1.72)%	(3.10)%
Net Assets, End of Period (in thousands)	$2,291	$1,085	$48
Average Net Assets for the Period (in thousands)	$1,204	$856	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.51%	1.53%	13.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	1.00%	1.07%
Ratio of Net Investment Income/(Loss)	0.95%	0.77%	5.04%
Portfolio Turnover Rate	302%(3)	122%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

34	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Adaptive Global Allocation Fund (formerly named Janus Adaptive Global Allocation Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or

Janus Investment Fund	35

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

36	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

Financial assets of $4,066,777 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If

Janus Investment Fund	37

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

38	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year ended June 30, 2017, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $613,598 and $7,135,955, respectively.

Janus Investment Fund	39

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased commodity futures to increase exposure to commodity risk.

During the year, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the year, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the year ended June 30, 2017, the average ending monthly market value amounts on purchased and sold futures contracts are $36,962,554 and $26,433,891, respectively. There were no futures held at June 30, 2017.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be

40	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased call options on various ETFs for the purpose of increasing exposure to individual equity risk.

During the year, the Fund purchased put options on various ETFs for the purpose of decreasing exposure to individual equity risk.

During the year ended June 30, 2017, the average ending monthly market value amounts on purchased call and put options are $59 and $16,794, respectively.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, the Fund wrote put options on various ETFs for the purpose of increasing exposure to individual equity risk and/or generating income.

During the year ended June 30, 2017, the average ending monthly market value amounts on written put options is $5,752. There were no purchased or written options held at June 30, 2017.

Written option activity for the year ended June 30, 2017 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at June 30, 2016	250	$ 6,750
Options written	2,210	104,360
Options closed	(1,105)	(47,920)
Options expired	(1,355)	(63,190)
Options exercised	-	-
Options outstanding at June 30, 2017	-	$ -

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves

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Notes to Financial Statements

investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic

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Notes to Financial Statements

stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the year ended June 30, 2017, the average ending monthly market value amounts on credit default swaps which are long the reference asset is $27,076. There were no swaps held at June 30, 2017.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2017

Currency Contracts
Asset Derivatives:
Forward currency contracts	$ 29,403

Liability Derivatives:
Forward currency contracts	$ 95,643

(a) Amounts relate to purchased options.

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Notes to Financial Statements

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts		Equity Contracts		Interest Rate Contracts	Total
Futures contracts	$ (30,213)	$ -	$ -		$395,646		$ 268,107	$ 633,540
Investments and foreign currency transactions	-	-	(156,645)	(a)	(121,305)	(b)	-	(277,950)
Swap contracts	-	17,703	-		-		-	17,703
Written options contracts	-	-	-		44,380		-	44,380

Total	$ (30,213)	$ 17,703	$(156,645)		$318,721		$ 268,107	$ 417,673

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts		Equity Contracts		Interest Rate Contracts	Total
Futures contracts	$ 1,800	$ -	$(114,766)		$ -		$ (182,914)	$(295,880)
Investments, foreign currency translations and non-interested Trustees' deferred compensation	-	-	(85,148)	(a)	10,296	(b)	-	(74,852)
Swap contracts	-	18,313	-		-		-	18,313
Written options contracts	-	-	-		5,510		-	5,510

Total	$ 1,800	$ 18,313	$(199,914)		$ 15,806		$ (182,914)	$(346,909)
(a)	Amounts relate to forward currency contracts.
(b) Amounts relate to purchased options.
(c) Amounts relate to purchased options.

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

44	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded and Mutual Funds

The Fund may invest in exchange-traded funds (“ETFs”) and mutual funds to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF or mutual fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's or mutual fund’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs or mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most

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Notes to Financial Statements

optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs and mutual funds, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, fixed-income risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF or mutual fund.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

46	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2017” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$24,362	$(24,362)	$—	$—
RBC Capital Markets Corp.	5,041	(2,483)	—	2,558

Total	$29,403	$(26,845)	$—	$2,558
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$93,160	$(24,362)	$—	$68,798
RBC Capital Markets Corp.	2,483	(2,483)	—	—

Total	$95,643	$(26,845)	$—	$68,798
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in

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Notes to Financial Statements

the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.75
Next $2 Billion	0.72
Over $4 Billion	0.70

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82% of the Fund’s average daily net assets. In addition, Janus Capital shall additionally reimburse or waive acquired fund fees and expenses to the extent they exceed 0.10%. Janus Capital has agreed to continue the waivers until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For a period of three years subsequent to the Fund’s commencement of operations, or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the year ended June 30, 2017, Janus Capital reimbursed the Fund $254,261 of fees and expenses that are eligible for recoupment. As of June 30, 2017, the aggregate amount of recoupment that may potentially be made to Janus Capital is $644,332. The recoupment of such reimbursements expires June 23, 2018.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

48	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,736 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and

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Notes to Financial Statements

liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2017, Janus Distributors retained upfront sales charges of $28.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $200.

As of June 30, 2017, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	72%	1%
Class C Shares	95	2
Class D Shares	75	2
Class I Shares	26	2
Class N Shares	99	80
Class S Shares	99	2
Class T Shares	53	2

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Notes to Financial Statements

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,883,638	$ 327,957	$ -	$ -	$ -	$ (3,122)	$ 2,024,299

During the year ended June 30, 2017, capital loss carryovers of $1,857,018 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 59,509,257	$ 2,441,245	$ (416,946)	$ 2,024,299

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 598,750	$ -	$ -	$ -

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 167,446	$ -	$ -	$ -

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Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 112,832	$ 72,828	$ (185,660)

Capital has been adjusted by $112,832, including $50,520 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

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Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	10,099	$ 106,444	18,238	$ 172,540
Reinvested dividends and distributions	540	5,289	151	1,400
Shares repurchased	(350)	(3,689)	(8,195)	(75,941)
Net Increase/(Decrease)	10,289	$ 108,044	10,194	$ 97,999
Class C Shares:
Shares sold	7,963	$ 80,428	4,711,698	$45,882,942
Reinvested dividends and distributions	189	1,847	65	605
Shares repurchased	(2,086)	(20,480)	(4,603,475)	(44,882,135)
Net Increase/(Decrease)	6,066	$ 61,795	108,288	$ 1,001,412
Class D Shares:
Shares sold	38,178	$ 379,076	168,896	$ 1,561,124
Reinvested dividends and distributions	1,369	13,386	301	2,789
Shares repurchased	(21,398)	(212,800)	(44,318)	(403,738)
Net Increase/(Decrease)	18,149	$ 179,662	124,879	$ 1,160,175
Class I Shares:
Shares sold	342,781	$ 3,504,650	109,221	$ 1,011,505
Reinvested dividends and distributions	1,308	12,820	357	3,319
Shares repurchased	(23,808)	(249,982)	-	-
Net Increase/(Decrease)	320,281	$ 3,267,488	109,578	$ 1,014,824
Class N Shares:
Shares sold	82,790	$ 825,703	133,982	$ 1,236,460
Reinvested dividends and distributions	55,607	544,951	16,659	154,765
Shares repurchased	(610,500)	(6,036,670)	(597,912)	(5,604,440)
Net Increase/(Decrease)	(472,103)	$(4,666,016)	(447,271)	$ (4,213,215)
Class S Shares:
Shares sold	-	$ -	108,946	$ 1,007,904
Reinvested dividends and distributions	875	8,556	205	1,906
Shares repurchased	(6)	(49)	(198)	(1,876)
Net Increase/(Decrease)	869	$ 8,507	108,953	$ 1,007,934
Class T Shares:
Shares sold	103,305	$ 1,088,835	114,701	$ 1,062,650
Reinvested dividends and distributions	1,215	11,892	285	2,641
Shares repurchased	(1,559)	(15,382)	(5,707)	(54,082)
Net Increase/(Decrease)	102,961	$ 1,085,345	109,279	$ 1,011,209

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$155,945,610	$ 132,052,634	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-

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Notes to Financial Statements

X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement which took effect upon consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson Adaptive Global Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Henderson Adaptive Global Allocation Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period from June 23, 2015 (inception date) through June 30, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 15, 2017

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Janus Henderson Adaptive Global Allocation Fund

Report of Independent Registered Public Accounting Firm

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board

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Additional Information (unaudited)

meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it

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Additional Information (unaudited)

deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined

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Additional Information (unaudited)

Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment

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Additional Information (unaudited)

advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

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• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell

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Additional Information (unaudited)

Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

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Additional Information (unaudited)

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

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Additional Information (unaudited)

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

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Additional Information (unaudited)

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2017, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

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Additional Information (unaudited)

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

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• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company

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must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the

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Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were

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in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of

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service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the

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Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit

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the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s

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expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable

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mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
54,045,146.649	53,219,915.895	55,501.833	0.000	165,372.630	53,440,790.358

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
98.473	0.103	0.000	0.306	98.882	99.587	0.104	0.000	0.309	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

84	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund

Shareholder Meeting (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2017:

Capital Gain Distributions	$50,520
Dividends Received Deduction Percentage	36%
Qualified Dividend Income Percentage	52%

Janus Investment Fund	85

Janus Henderson Adaptive Global Allocation Fund

Designation Requirements (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

86	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund	87

Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); and Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

88	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	89

Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

90	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

Janus Investment Fund	91

Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

92	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Adaptive Global Allocation Fund	6/15-Present

Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital and Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014).

Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Henderson Adaptive Global Allocation Fund	6/15-Present

Global Chief Investment Officer of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, President, Head of Investments of Janus Capital (2016-2017); and Chief Investment Officer Equities and Asset Allocation of Janus Capital (2013-2016). During the five years prior to 2013, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments.

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital

Janus Investment Fund	93

Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).
David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation (2012-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

94	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	95

Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

NotesPage1

96	JUNE 30, 2017

Janus Henderson Adaptive Global Allocation Fund

Notes

NotesPage1

Janus Investment Fund	97

Janus Henderson Adaptive Global Allocation Fund

Notes

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93059 08-17

98	JUNE 30, 2017

ANNUAL REPORT June 30, 2017

Janus Henderson All Asset Fund (formerly named Henderson All Asset Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson All Asset Fund

Janus Henderson All Asset Fund (unaudited)

FUND SNAPSHOT

All Asset Fund is a global multi-asset portfolio that has the ability to invest in a broad range of both traditional and alternative asset classes. The Fund is managed with an active approach to asset allocation allowing the manager maximum flexibility to make strategic and tactical decisions.

Paul O’Connor portfolio manager

PERFORMANCE

The Janus Henderson All Asset Fund’s Class I Shares generated a positive absolute return of 6.38% over the 11-month period from August 1, 2016, to June 30, 2017. The Fund’s primary benchmark of 3-Month USD LIBOR returned 0.81% and its secondary benchmark, the MSCI World Index, returned 13.40%. Since inception in 2012, the Fund has returned 4.05%.

INVESTMENT ENVIRONMENT

The reporting period saw both the birth and death of the global reflationary environment that swept through markets over the latter half of 2016. Despite this, and a number of monumental geo-political events, the period was characterized by positive performance from most risk assets and an environment of record low cross-asset volatility.

Equity markets surged over the period as renewed optimism about global growth began to feed into company earnings forecasts, which saw their first upwards revisions for a number of years. The growth environment was projected to be both more favorable and more stable than previous years with all 20 of the G20 largest economies predicted to record positive growth for 2017. This would be the first such occurrence since 2010. The result was a slew of positive performance across equity markets with the aggregate MSCI World Index recording strong gains.

Performance was particularly robust in international equity markets, with a falling dollar providing additional foreign currency return and boosting performance for European and Japanese markets to the U.S. investor. Europe was the standout region as positive investor sentiment returned to the region, with political uncertainty abating and macro momentum improving.

Emerging markets (EM) also continued their strong run, concentrated in Asia (particularly China and Korea). EM was both a beneficiary of economic improvement in developed markets as well as an improvement in fundamentals across some of the most economically challenged countries in the region (Brazil being the most notable).

While equity markets continued to climb higher, fixed income markets began to feel the weight of shifting monetary policy expectations and a gradual retreat away from never-ending central bank liquidity. In aggregate, global government bonds lost 5% over the period despite some skepticism over the potential speed of monetary policy tightening across the globe. The U.S. and Japan were the hardest hit given the continued tightening by the Federal Reserve in the U.S. and a series of innovative monetary policy measures from the Bank of Japan. Only EM sovereigns managed to buck the trend and deliver positive absolute returns over the period.

Credit was more constructive, particularly in the high yield space, where a major tightening in spreads helped to offset the negative duration effect. Secured loans and alternative credit also continued to perform well as corporate fundamentals improved against an improving global macro backdrop.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark over the reporting period. Outperformance was largely generated by the Fund’s risk assets with equity and credit positions providing the majority of returns.

In particular, European and international equities were the key regional contributors with positions in Euro Stoxx and TOPIX futures providing an efficient exposure to high-performing regional equity markets. That said, some of the Fund’s more nuanced positions also added value, including certain Exchange-Traded Fund (ETF) strategies within EAFE (Europe, Australasia, Far East) Equities.

We were able to add value through a number of short-term tactical positions in various segments of the U.S. equity market. The Fund’s position in SPDR Regional

Janus Investment Fund	1

Janus Henderson All Asset Fund (unaudited)

Banks ETF contributed to performance as this fund was up 45% over the period.

Fixed income was more challenging, but the Fund still managed to generate positive returns across the majority of positions. Specifically, our preference to favor credit and inflation-linked assets over vanilla duration instruments such as U.S. Treasuries, proved successful, as did our continued allocation to less liquid areas of the market such as senior loans.

The top detractors over the period came from positions within alternatives, AQR Managed Futures Strategy and Sprott Physical Gold Trust being the largest. The AQR strategy struggled from anemic growth in the U.S. and falling oil prices. Lack of demand and a strong dollar were headwinds for Sprott Physical Gold Trust in the second half of 2016. However, near the end of the period, the commodity began to move higher on the back of weakening dollar, therefore we still hold the name. Additionally, our outright positions in U.S. Treasury futures that broadly broke-even, as well as some residual foreign exchange (FX) exposure, which reduced performance over the first half of the period. For example, a small position in sterling in the aftermath of the UK-EU referendum detracted. That said, overall it was a strong period for the Fund.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Looking forward, we continue to be more positive than many on the outlook for the U.S. economy, which we believe is experiencing a temporary soft patch. Elsewhere, we maintain our view that the economic cycle is advancing across the developed economies and that we are likely to continue to see a retreat from extraordinary monetary policy as a result. Further, although we anticipate that the equilibrium rate of inflation in developed markets has decreased, we continue to expect a short-term pick up in global prices.

In this environment we continue to prefer risk assets, with equities our ultimate preference. However, we are cautioned by the mid-cycle dampening of volatility, which may begin to prompt complacency in some asset classes. Credit is the area that we feel most concerned about as spreads continue to challenge all-time tights, with the artificial hand of monetary policy holding prices far above fair value, in our view.

Thank you for your investment in Janus Henderson All Asset Fund.

2	JUNE 30, 2017

Janus Henderson All Asset Fund (unaudited)

Fund At A Glance

June 30, 2017

Holdings - (% of Net Assets)
Fidelity Investments Money Market Treasury Portfolio	33.3%
Janus Henderson Emerging Markets Fund - Class N Shares	4.3
ASG Global Alternatives Fund	4.1
PIMCO Enhanced Short Maturity Active	4.0
iShares TIPS Bond	4.0
T Rowe Price US High Yield Fund	3.9
Janus Henderson Global Equity Income Fund - Class N Shares	3.6
iShares Edge MSCI Min Vol Emerging Markets	3.5
iShares iBoxx $ Investment Grade Corporate Bond	3.5
PowerShares International Dividend Achievers Portfolio	3.3
AQR Equity Market Neutral Fund	3.2
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	3.2
US Cities Fund LP	3.0
iShares Edge MSCI Min Vol EAFE	2.9
AQR Managed Futures Strategy Fund	2.9
Janus Henderson Strategic Income Fund - Class N Shares	2.8
SPDR S&P Regional Banking	2.8
Sprott Physical Gold Trust	2.7
PowerShares Senior Loan Portfolio	2.5
VanEck Vectors J.P. Morgan EM Local Currency Bond	2.0
iShares JP Morgan USD Emerging Markets Bond	2.0
Vanguard Information Technology	1.5

Asset Allocation - (% of Net Assets)
Exchange-Traded Funds (ETFs)	34.7%
Money Markets	33.3%
Fixed Income Funds	13.5%
Alternative Funds	10.2%
Equity Funds	7.3%
Other	1.0%
100.0%

Janus Investment Fund	3

Janus Henderson All Asset Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2017				per the June 5, 2017 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	8.10%	4.35%	3.79%	1.54%	1.29%
Class A Shares at MOP	1.85%	3.12%	2.63%
Class C Shares at NAV	7.17%	3.55%	3.00%	2.30%	2.05%
Class C Shares at CDSC	6.17%	3.55%	3.00%
Class D Shares(1)	8.00%	4.27%	3.72%	1.37%	1.11%
Class I Shares	8.31%	4.59%	4.05%	1.27%	1.03%
Class N Shares	8.36%	4.45%	3.91%	1.23%	0.97%
Class S Shares	7.68%	3.93%	3.39%	1.71%	1.46%
Class T Shares	7.91%	4.18%	3.63%	1.46%	1.21%
3-Month USD LIBOR	0.85%	0.43%	0.43%
MSCI World Index (Net)	18.20%	11.38%	9.72%
MSCI World Index (Gross)	18.86%	12.01%	10.35%
Morningstar Quartile - Class I Shares	3rd	4th	4th
Morningstar Ranking - based on total returns for World Allocation Funds	334/493	311/393	299/389

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through June 5, 2018.

4	JUNE 30, 2017

Janus Henderson All Asset Fund (unaudited)

Performance

The expense ratios shown are estimated.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson All Asset Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares, and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on March 30, 2012. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015.

Performance of Class A Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017 reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Janus Investment Fund	5

Janus Henderson All Asset Fund (unaudited)

Performance

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective June 5, 2017, the Fund’s performance is compared to the MSCI World Index net of foreign withholding taxes. Previously, the Predecessor Fund used the MSCI World Index gross of foreign withholding taxes. The net version of the benchmark is believed to more closely reflect the Fund’s investment universe.

*The Predecessor Fund’s inception date – March 30, 2012

(1) Closed to certain new investors.

6	JUNE 30, 2017

Janus Henderson All Asset Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (2/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (2/1/17 - 6/30/17)*	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Net Annualized Expense Ratio (1/1/17 - 6/30/17)
Class A Shares	$1,000.00	$1,041.90	$3.48	$1,000.00	$1,020.63	$4.21	0.84%
Class C Shares	$1,000.00	$1,037.70	$6.66	$1,000.00	$1,016.86	$8.00	1.60%
Class D Shares	$1,000.00	$1,040.70	$0.50	$1,000.00	$1,021.37	$3.46	0.69%
Class I Shares	$1,000.00	$1,042.00	$2.43	$1,000.00	$1,021.92	$2.91	0.58%
Class N Shares	$1,000.00	$1,042.10	$2.48	$1,000.00	$1,021.87	$2.96	0.59%
Class S Shares	$1,000.00	$1,039.50	$0.79	$1,000.00	$1,019.39	$5.46	1.09%
Class T Shares	$1,000.00	$1,040.40	$0.60	$1,000.00	$1,020.73	$4.11	0.82%
*

Actual Expenses Paid During Period for Class D Shares, Class S Shares and Class T Shares reflect only the inception period for the Fund (June 5, 2017 to June 30, 2017) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 26/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period. For all other share classes, the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 150/365 (to reflect the one-half year period).

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson All Asset Fund

Schedule of Investments

June 30, 2017

Shares		Value
Investment Companies – 99.0%
Alternative Funds – 10.2%
AQR Equity Market Neutral Fund	.129,500	$1,568,249
AQR Managed Futures Strategy Fund	158,342	1,393,410
ASG Global Alternatives Fund*	186,847	1,961,889
		4,923,548
Equity Funds – 7.3%
Janus Henderson Emerging Markets Fund - Class N Shares£	210,214	2,079,013
US Cities Fund LP*	1	1,422,306
		3,501,319
Exchange-Traded Funds (ETFs) – 34.7%
iShares Edge MSCI Min Vol EAFE	20,509	1,420,043
iShares Edge MSCI Min Vol Emerging Markets	30,638	1,697,345
iShares iBoxx $ Investment Grade Corporate Bond	13,937	1,679,548
iShares JP Morgan USD Emerging Markets Bond	8,420	962,911
iShares TIPS Bond	16,895	1,916,400
PIMCO Enhanced Short Maturity Active	19,098	1,942,649
PowerShares International Dividend Achievers Portfolio	103,247	1,586,906
PowerShares Senior Loan Portfolio	52,111	1,205,849
SPDR S&P Regional Banking	23,902	1,313,415
Sprott Physical Gold Trust*	129,644	1,313,294
VanEck Vectors J.P. Morgan EM Local Currency Bond	51,596	974,648
Vanguard Information Technology	5,023	707,439
		16,720,447
Fixed Income Funds – 13.5%
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	163,868	1,538,719
Janus Henderson Global Equity Income Fund - Class N Shares£	231,489	1,752,372
Janus Henderson Strategic Income Fund - Class N Shares£	142,014	1,340,612
T Rowe Price US High Yield Fund	183,875	1,853,463
		6,485,166
Money Markets – 33.3%
Fidelity Investments Money Market Treasury Portfolio, 0.8327%ºº	16,021,891	16,021,891
Total Investments (total cost $47,011,535) – 99.0%		47,652,371
Cash, Receivables and Other Assets, net of Liabilities – 1.0%		475,152
Net Assets – 100%		$48,127,523

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$46,339,077	97.2%
Canada	1,313,294	2.8

Total	$47,652,371	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2017

Janus Henderson All Asset Fund

Schedule of Investments

June 30, 2017

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Purchased	Currency Value	Unrealized Appreciation/ (Depreciation)
BNP Paribas:
British Pound	7/26/17	(1,968,069)	$(2,564,954)	$44,891
Euro	7/26/17	(3,415,640)	(3,905,944)	75,958
Japanese Yen	7/26/17	(408,660,405)	(3,637,961)	(45,345)
Total			$(10,108,859)	$75,504

Schedule of Futures
Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year US Treasury Note	15	9/17	$(4,922)	$(11,250)
EURO STOXX 50 Index	102	9/17	(133,956)	(115,434)
FTSE 100 Index	27	9/17	(68,913)	(45,052)
NIKKEI 225	6	9/17	6,936	(6,924)
S&P 500 E-mini	6	9/17	(5,070)	120
TOPIX Index	15	9/17	28,010	(2,626)
Total			$(177,915)	$(181,166)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson All Asset Fund

Notes to Schedule of Investments and Other Information

LIBOR (London Interbank Offered Rate)	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

LP	Limited Partnership
SPDR	Standard & Poor's Depositary Receipt

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended June 30, 2017. Unless otherwise indicated, all information in the table is for the period ended June 30, 2017.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 7/31/16	Purchases	Sales	at 6/30/17	Gain/(Loss)	Income	at 6/30/17

Henderson High Yield Opportunities Fund
174,852	8,946	(183,798)(1)	—	$—	$88,291	$—
Henderson Unconstrained Bond Fund
258,996	1,019	(260,015)	—	(213,477)	9,388	—
Janus Henderson Emerging Markets Fund(2) - Class N Shares
—	210,214	—	210,214	—	15,925	2,079,013
Janus Henderson Global Equity Income Fund(3) - Class N Shares
216,229	15,260	—	231,489	—	112,160	1,752,372
Janus Henderson Strategic Income Fund(4) - Class N Shares
137,900	4,114	—	142,014	—	38,392	1,340,612

Total				$(213,477)	$264,156	$5,171,997
(1)	All or a portion is the result of a corporate action.
(2)	Formerly named Henderson Emerging Markets Fund.
(3)	Formerly named Henderson Global Equity Income Fund.
(4)	Formerly named Henderson Strategic Income Fund.

10	JUNE 30, 2017

Janus Henderson All Asset Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$4,923,548	$-	$-
Equity Funds	2,079,013	1,422,306	-
Exchange-Traded Funds (ETFs)	16,720,447	-	-
Fixed Income Funds	6,485,166	-	-
Money Markets	16,021,891	-	-
Total Investments in Securities	$46,230,065	$1,422,306	$-
Other Financial Instruments(a):
Forward Currency Contracts	-	120,849	-
Variation Margin Receivable	120	-	-
Total Assets	$46,230,185	$1,543,155	$-
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	-	45,345	-
Variation Margin Payable	181286	-	-
Total Liabilities	$181,286	$45,345	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	11

Janus Henderson All Asset Fund

Statement of Assets and Liabilities

June 30, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$47,011,535
Unaffiliated investments, at value	42,480,374
Affiliated investments, at value	5,171,997
Restricted cash (Note 1)	566,180
Forward currency contracts	120,849
Cash denominated in foreign currency(1)	1,200
Variation margin receivable	120
Non-interested Trustees' deferred compensation	856
Receivables:
Fund shares sold	38,650
Dividends	23,673
Foreign tax reclaims	570
Other assets	46,657
Total Assets	48,451,126
Liabilities:
Forward currency contracts	45,345
Variation margin payable	181,286
Payables:	—
Fund shares repurchased	40,858
Professional fees	30,539
Advisory fees	10,220
12b-1 Distribution and shareholder servicing fees	7,498
Transfer agent fees and expenses	4,411
Non-interested Trustees' deferred compensation fees	856
Fund administration fees	438
Non-interested Trustees' fees and expenses	421
Accrued expenses and other payables	1,731
Total Liabilities	323,603
Net Assets	$48,127,523

See Notes to Financial Statements.

12	JUNE 30, 2017

Janus Henderson All Asset Fund

Statement of Assets and Liabilities

June 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$45,257,497
Undistributed net investment income/(loss)	436,631
Undistributed net realized gain/(loss) from investments and foreign currency transactions	1,894,972
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	538,423
Total Net Assets	$48,127,523
Net Assets - Class A Shares	$1,861,609
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	174,002
Net Asset Value Per Share(2)	$10.70
Maximum Offering Price Per Share(3)	$11.35
Net Assets - Class C Shares	$7,979,491
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	762,623
Net Asset Value Per Share(2)	$10.46
Net Assets - Class D Shares	$79,045
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,406
Net Asset Value Per Share	$10.67
Net Assets - Class I Shares	$7,333,824
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	687,147
Net Asset Value Per Share	$10.67
Net Assets - Class N Shares	$30,774,462
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,890,034
Net Asset Value Per Share	$10.65
Net Assets - Class S Shares	$49,541
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,644
Net Asset Value Per Share	$10.67
Net Assets - Class T Shares	$49,551
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,644
Net Asset Value Per Share	$10.67

(1) Includes cost of $1,203. (2) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson All Asset Fund

Statements of Operations

See footnotes at the end of the Statement

	Period ended June 30, 2017(1)	Year ended July 31, 2016(2)(3)
Investment Income:
Dividends	$555,809	$693,439
Interest	542	—
Dividends from affiliates	264,156	213,640
Other income	16,228	—
Foreign tax withheld	—	(570)
Total Investment Income	836,735	906,509
Expenses:
Advisory fees	184,734	220,311
12b-1Distribution and shareholder servicing fees:
Class A Shares	7,418	12,368
Class C Shares	82,332	94,335
Class S Shares	10	—
Transfer agent administrative fees and expenses:
Class A Shares	—	1,188
Class C Shares	—	2,267
Class D Shares	7	—
Class I Shares	—	5,303
Class N Shares	—	4,478
Class S Shares	10	—
Class T Shares	10	—
Transfer agent networking and omnibus fees:
Class A Shares	1,503	3,117
Class C Shares	5,142	7,608
Class I Shares	6,183	13,106
Other transfer agent fees and expenses:
Class A Shares	614	814
Class C Shares	1,279	1,320
Class I Shares	1,150	2,980
Class N Shares	3,627	2,470
Registration fees	48,896	47,401
Professional fees	34,357	37,085
Fund administration fees	10,651	—
Shareholder reports expense	4,236	6,898
Custodian fees	17,596	3,188
Non-interested Trustees’ fees and expenses	1,802	1,865
Other expenses	18,151	12,212
Total Expenses	429,708	480,314
Less: Excess Expense Reimbursement	(66,091)	(41,728)
Net Expenses	363,617	438,586
Net Investment Income/(Loss)	473,118	467,923

See Notes to Financial Statements.

14	JUNE 30, 2017

Janus Henderson All Asset Fund

Statements of Operations

	Period ended June 30, 2017(1)	Year ended July 31, 2016(2)(3)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$1,529,483	$254,496
Investments in affiliates	(213,477)	(26,577)
Futures contracts	2,215,633	(1,843,431)
Capital gain distributions from underlying funds	—	197,982
Total Net Realized Gain/(Loss) on Investments	3,531,639	(1,417,530)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(338,207)	(118,856)
Futures contracts	(695,721)	409,473
Total Change in Unrealized Net Appreciation/Depreciation	(1,033,928)	290,617
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,970,829	$(658,990)

(1) Period from June 5, 2017 (inception date) through June 30, 2017 for Class D Shares, Class S Shares and Class T Shares.

(2) Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

(3) Certain prior year amounts have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson All Asset Fund

Statements of Changes in Net Assets

	Period ended June 30, 2017(1)	Year ended July 31, 2016(2)(3)	Year ended July 31, 2015(3)

Operations:
Net investment income/(loss)	$473,118	$467,923	$613,801
Net realized gain/(loss) on investments	3,531,639	(1,417,530)	2,487,539
Change in unrealized net appreciation/depreciation	(1,033,928)	290,617	(1,848,724)
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,970,829	(658,990)	1,252,616
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(16,309)	(15,397)	(94,558)
Class C Shares	—	—	(98,042)
Class I Shares	(52,539)	(101,094)	(737,517)
Class N Shares	(241,031)	(230,208)	N/A
Total Dividends from Net Investment Income	(309,879)	(346,699)	(930,117)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	—	(161,332)	(165,496)
Class C Shares	—	(297,759)	(297,564)
Class I Shares	—	(411,454)	(1,153,810)
Class N Shares	—	(860,579)	N/A
Total Distributions from Net Realized Gain from Investment Transactions	—	(1,731,124)	(1,616,870)
Net Decrease from Dividends and Distributions to Shareholders	(309,879)	(2,077,823)	(2,546,987)
Capital Share Transactions:
Class A Shares	(2,312,576)	(2,065,085)	(2,406,158)
Class C Shares	(1,732,547)	(1,096,409)	(46,472)
Class D Shares	79,738	N/A	N/A
Class I Shares	(3,845,659)	(32,054,787)	(1,589,999)
Class N Shares	149,275	29,428,493	—
Class S Shares	50,010	N/A	N/A
Class T Shares	50,010	N/A	N/A
Net Increase/(Decrease) from Capital Share Transactions	(7,561,749)	(5,787,788)	(4,042,629)
Net Increase/(Decrease) in Net Assets	(4,900,799)	(8,524,601)	(5,337,000)
Net Assets:
Beginning of period	53,028,322	61,552,923	66,889,923
End of period	$48,127,523	$53,028,322	$61,552,923

Undistributed Net Investment Income/(Loss)	$436,631	$68,893	$(96,704)

(1) Period from June 5, 2017 (inception date) through June 30, 2017 for Class D Shares, Class S Shares and Class T Shares.

(2) Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

(3) Certain prior year amounts have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

See Notes to Financial Statements.

16	JUNE 30, 2017

Janus Henderson All Asset Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended June 30, 2017 and each year or period ended July 31	2017(1)	2016	2015		2014	2013	2012(2)
Net Asset Value, Beginning of Period	$10.12	$10.55	$10.76		$10.52	$9.93	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.09	0.08	0.09		0.10	0.09	0.01
Net realized and unrealized gain/(loss)	0.53	(0.17)	0.12		0.56	0.61	(0.08)
Total from Investment Operations	0.62	(0.09)	0.21		0.66	0.70	(0.07)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.03)	(0.14)		(0.11)	(0.09)	—
Distributions (from capital gains)	—	(0.31)	(0.28)		(0.31)	(0.02)	—
Total Dividends and Distributions	(0.04)	(0.34)	(0.42)		(0.42)	(0.11)	—
Net Asset Value, End of Period	$10.70	$10.12	$10.55		$10.76	$10.52	$9.93
Total Return*	6.18%	(0.71)%	1.94%		6.44%	7.05%	(0.70)%
Net Assets, End of Period (in thousands)	$1,862	$4,011	$6,396		$8,929	$12,023	$5,740
Average Net Assets for the Period (in thousands)	$3,232	$4,935	$7,122		$10,041	$10,644	$1,617
Ratios to Average Net Assets**:
Ratio of Gross Expenses(4)	1.01%	0.95%(5)	0.91%		0.93%	1.10%	2.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)(4)	0.85%	0.85%	0.85%		0.85%	0.85%	0.85%
Ratio of Net Investment Income/(Loss)(4)	0.91%	0.84%	0.88%		0.94%	0.86%	0.43%
Portfolio Turnover Rate	55%	44%	19%		52%	37%	7%
				1

Class C Shares
For a share outstanding during the period ended June 30, 2017 and each year or period ended July 31	2017(1)	2016	2015	2014	2013	2012(2)
Net Asset Value, Beginning of Period	$9.93	$10.39	$10.63	$10.43	$9.91	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.02	0.01	0.02	0.02	0.02	(0.01)
Net realized and unrealized gain/(loss)	0.51	(0.16)	0.10	0.56	0.59	(0.08)
Total from Investment Operations	0.53	(0.15)	0.12	0.58	0.61	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.08)	(0.07)	(0.07)	—
Distributions (from capital gains)	—	(0.31)	(0.28)	(0.31)	(0.02)	—
Total Dividends and Distributions	—	(0.31)	(0.36)	(0.38)	(0.09)	—
Net Asset Value, End of Period	$10.46	$9.93	$10.39	$10.63	$10.43	$9.91
Total Return*	5.34%	(1.37)%	1.14%	5.61%	6.18%	(0.90)%
Net Assets, End of Period (in thousands)	$7,979	$9,247	$10,824	$11,094	$9,357	$1,013
Average Net Assets for the Period (in thousands)	$8,949	$9,422	$11,557	$10,389	$5,333	$376
Ratios to Average Net Assets**:
Ratio of Gross Expenses(4)	1.78%	1.71%(5)	1.68%	1.67%	1.80%	4.49%
Ratio of Net Expenses (After Waivers and Expense Offsets)(4)	1.60%	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of Net Investment Income/(Loss)(4)	0.22%	0.09%	0.18%	0.20%	0.20%	(0.24)%
Portfolio Turnover Rate	55%	44%	19%	52%	37%	7%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) The Fund changed its fiscal year end from July 31 to June 30 effective June 30, 2017.

(2) Period from March 30, 2012 (inception date) through July 31, 2012.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

(4) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(5) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson All Asset Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended June 30	2017(1)
Net Asset Value, Beginning of Period	$10.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.03
Net realized and unrealized gain/(loss)	(0.12)(3)
Total from Investment Operations	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$10.67
Total Return*	(0.84)%
Net Assets, End of Period (in thousands)	$79
Average Net Assets for the Period (in thousands)	$77
Ratios to Average Net Assets**:
Ratio of Gross Expenses(4)	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)(4)	0.69%
Ratio of Net Investment Income/(Loss)(4)	3.79%
Portfolio Turnover Rate	55%

Class I Shares
For a share outstanding during the period ended June 30, 2017 and each year or period ended July 31	2017(5)	2016	2015	2014	2013	2012(6)
Net Asset Value, Beginning of Period	$10.10	$10.55	$10.77	$10.54	$9.94	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11	0.07	0.13	0.13	0.11	0.02
Net realized and unrealized gain/(loss)	0.53	(0.13)	0.10	0.56	0.61	(0.08)
Total from Investment Operations	0.64	(0.06)	0.23	0.69	0.72	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.08)	(0.17)	(0.15)	(0.10)	—
Distributions (from capital gains)	—	(0.31)	(0.28)	(0.31)	(0.02)	—
Total Dividends and Distributions	(0.07)	(0.39)	(0.45)	(0.46)	(0.12)	—
Net Asset Value, End of Period	$10.67	$10.10	$10.55	$10.77	$10.54	$9.94
Total Return*	6.38%	(0.45)%	2.20%	6.72%	7.28%	(0.60)%
Net Assets, End of Period (in thousands)	$7,334	$10,750	$44,333	$46,867	$43,221	$28,875
Average Net Assets for the Period (in thousands)	$8,349	$22,035	$45,011	$52,153	$35,799	$27,898
Ratios to Average Net Assets**:
Ratio of Gross Expenses(4)	0.79%	0.68%(7)	0.63%	0.62%	0.79%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)(4)	0.59%	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of Net Investment Income/(Loss)(4)	1.19%	0.69%	1.18%	1.22%	1.10%	0.52%
Portfolio Turnover Rate	55%	44%	19%	52%	37%	7%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(4) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(5) The Fund changed its fiscal year end from July 31 to June 30 effective June 30, 2017.

(6) Period from March 30, 2012 (inception date) through July 31, 2012.

(7) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

18	JUNE 30, 2017

Janus Henderson All Asset Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended June 30, 2017 and the period ended July 31, 2016	2017(1)	2016(2)
Net Asset Value, Beginning of Period	$10.09	$10.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.12	0.12
Net realized and unrealized gain/(loss)	0.52	0.11(4)
Total from Investment Operations	0.64	0.23
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.08)
Distributions (from capital gains)	—	(0.31)
Total Dividends and Distributions	(0.08)	(0.39)
Net Asset Value, End of Period	$10.65	$10.09
Total Return*	6.43%	2.37%
Net Assets, End of Period (in thousands)	$30,774	$29,020
Average Net Assets for the Period (in thousands)	$29,638	$27,943
Ratios to Average Net Assets**:
Ratio of Gross Expenses(5)	0.71%	0.64%(6)
Ratio of Net Expenses (After Waivers and Expense Offsets)(5)	0.60%	0.60%
Ratio of Net Investment Income/(Loss)(5)	1.24%	1.88%
Portfolio Turnover Rate	55%	44%

Class S Shares
For a share outstanding during the period ended June 30	2017(7)
Net Asset Value, Beginning of Period	$10.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.03
Net realized and unrealized gain/(loss)	(0.12)(4)
Total from Investment Operations	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$10.67
Total Return*	(0.84)%
Net Assets, End of Period (in thousands)	$50
Average Net Assets for the Period (in thousands)	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses(5)	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)(5)	1.09%
Ratio of Net Investment Income/(Loss)(5)	3.31%
Portfolio Turnover Rate	55%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) The Fund changed its fiscal year end from July 31 to June 30 effective June 30, 2017.

(2) Period from November 30, 2015 (inception date) through July 31, 2016.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

(4) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(5) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(6) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund..

(7) Period from June 5, 2017 (inception date) through June 30, 2017.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson All Asset Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended June 30	2017(1)
Net Asset Value, Beginning of Period	$10.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.03
Net realized and unrealized gain/(loss)	(0.12)(3)
Total from Investment Operations	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$10.67
Total Return*	(0.84)%
Net Assets, End of Period (in thousands)	$50
Average Net Assets for the Period (in thousands)	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses(4)	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)(4)	0.82%
Ratio of Net Investment Income/(Loss)(4)	3.58%
Portfolio Turnover Rate	55%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(4) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

20	JUNE 30, 2017

Janus Henderson All Asset Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson All Asset Fund (formerly named Henderson All Asset Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other underlying funds (the “underlying funds”). The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to provide total return by investing in a broad range of asset classes. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson All Asset Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The shareholders of the Predecessor Fund received shares of the Fund immediately prior to the Reorganization at the following conversion ratios:

Predecessor Fund Share Class Prior to Reorganization	Predecessor Fund Shares Prior to Reorganization	Conversion Ratio	New Share Class Issued by the Fund	New Shares Issued by the Fund
Class A	179,706	1.00	Class A	179,706
Class C	769,186	1.00	Class C	769,186
Class I	706,255	1.00	Class I	706,255
Class R6	2,890,914	1.00	Class N	2,890,914

The Reorganization was treated as a tax-free exchange for federal income tax purposes, and accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Predecessor Fund as of the date of the Reorganization.

The net assets and composition of net assets of the Fund and the Predecessor Fund on June 2, 2017, were as follows:

	Fund	Predecessor Fund	Combined Funds
Paid-in-Capital	$-	$45,422,256	$45,422,256
Accumulated Net Investment Income	$-	$105,717	$105,717
Accumulated Net Realized Gain	$-	$1,432,359	$1,432,359
Net Unrealized Appreciation	$-	$1,776,130	$1,776,130
Net Assets	$-	$48,736,462	$48,736,462
Cost of Investments	$-	$30,612,601	$30,612,601

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the fiscal year ended July 31, 2016, and prior periods, the audit of those financial statements were performed by auditors different from the auditors of this report.

Janus Investment Fund	21

Janus Henderson All Asset Fund

Notes to Financial Statements

The last fiscal year end of the Predecessor Fund was July 31, 2016. Subsequent to July 31, 2016, the Fund changed its fiscal year end to June 30, 2017, to reflect the fiscal year end of certain funds of the Trust. Certain prior year amounts reflected on the Statements of Operations and Statements of Changes in Net Assets have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund may seek exposure to both traditional asset classes (such as equity and fixed-income investments) and alternative asset classes (such as real estate, commodities, currencies, private equity, and absolute return strategies) by investing in other investment companies or investment pools, by investing directly in securities and other investments or through the use of derivatives. Such investment companies and investment pools might include, for example, other open-end or closed-end investment companies (including investment companies that concentrate their investments in one or more industries or economic or market sectors), exchange-traded funds (“ETFs”, which are open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges), unit investment trusts, and domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as “hedge funds”) or indexes of investment pools. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the underlying funds’ prospectuses. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

22	JUNE 30, 2017

Janus Henderson All Asset Fund

Notes to Financial Statements

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in certain underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Janus Investment Fund	23

Janus Henderson All Asset Fund

Notes to Financial Statements

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

24	JUNE 30, 2017

Janus Henderson All Asset Fund

Notes to Financial Statements

Restricted Cash

As of June 30, 2017, the Fund has restricted cash in the amount of $566,180. The restricted cash represents collateral pledged in relation to derivatives . The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the

Janus Investment Fund	25

Janus Henderson All Asset Fund

Notes to Financial Statements

original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk. The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

During the period ended June 30, 2017, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $6,809,047 and $260,541, respectively.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are

26	JUNE 30, 2017

Janus Henderson All Asset Fund

Notes to Financial Statements

marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The Fund may purchase or sell futures on equity indices to increase or decrease exposure to equity risk.

The Fund may purchase or sell futures on interest rate futures to increase or decrease exposure to interest rate risk.

During the period ended June 30, 2017, the average ending monthly market value amounts on purchased and sold futures contracts are $11,705,837 and $(126,213), respectively.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2017

	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward currency contracts	$120,849	$ -	$ -	$120,849
Variation margin receivable	-	120	-	120

Total Asset Derivatives	$120,849	$ 120	$ -	$120,969

Liability Derivatives:
Forward currency contracts	$ 45,345	$ -	$ -	$ 45,345
Variation margin payable	-	170,036	11,250	181,286

Total Liability Derivatives	$ 45,345	$170,036	$ 11,250	$226,631
(a) Amounts relate to purchased options.

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Notes to Financial Statements

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended June 30, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended June 30, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts		Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ -		$2,231,476	$ (15,843)	$2,215,633
Investments and foreign currency transactions	73,604	(a)	-	-	73,604

Total	$ 73,604		$2,231,476	$ (15,843)	$2,289,237

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts		Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ -		$ (672,315)	$ (23,406)	$ (695,721)
Investments, foreign currency translations and non-interested Trustees' deferred compensation	4,224	(a)	-	-	4,224

Total	$ 4,224		$ (672,315)	$ (23,406)	$ (691,497)
(a)	Amounts relate to forward currency contracts.
(b) Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statements of Operations for the year ended July 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statements of Operations for the year ended July 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts		Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ -		$(1,874,359)	$ 30,928	$(1,843,431)
Investments and foreign currency transactions	267,751	(a)	-	-	267,751

Total	$267,751		$(1,874,359)	$ 30,928	$(1,575,680)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts		Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ -		$ 398,504	$ 10,969	$ 409,473
Investments, foreign currency translations and non-interested Trustees' deferred compensation	271,246	(a)	-	-	271,246

Total	$271,246		$ 398,504	$ 10,969	$ 680,719
(a)	Amounts relate to forward currency contracts.
(b) Amounts relate to purchased options.

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-

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Notes to Financial Statements

income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or

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Notes to Financial Statements

more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded and Mutual Funds

The Fund may invest in exchange-traded funds (“ETFs”) and mutual funds to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF or mutual fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's or mutual fund’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs or mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs and mutual funds, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, fixed-income risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF or mutual fund.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2017” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$120,849	$(45,345)	$—	$75,504

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Janus Henderson All Asset Fund

Notes to Financial Statements

Offsetting of Financial Liabilities and Derivative Liabilities

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$45,345	$(45,345)	$—	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.40% of its average daily net assets.

Prior to the Reorganization, the Fund paid Henderson Global Investors (North America) Inc. (“HGINA”), the Predecessor Fund’s investment advisor. The following table reflects the Predecessor Fund’s investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
All Asset Levels	0.40

Henderson Investment Management Limited (“HIML”) serves as subadviser to the Fund. As subadviser, HIML provides day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML is an affiliate of Janus Capital through a common parent company.

Janus Capital pays HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Prior to the Reorganization, HGINA engaged “HIML” to act as the investment sub-adviser to the Predecessor Fund. The sub-advisers provided research, advice and recommendations with respect to the purchase and sale of securities and made investment decisions regarding assets of the Predecessor Fund subject to the oversight of the Predecessor Fund’s Board of Trustees and the Predecessor Fund’s Adviser. No additional fees were charged to the Predecessor Fund for services of the sub-advisers as these fees were paid from the fees earned by HGINA.

Janus Capital has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed the annual rate of 0.51% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until one year after completion of Reorganization.. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For the year ended July 31, 2016 and the period prior to the Reorganization, HGINA agreed to waive or limit its management fee and, if necessary, to reimburse expenses of the Predecessor Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, but excluding any acquired fund fees and expenses as a result of investing in other funds, as a percentage of average daily net assets was 0.85%, 1.60%, 0.60%, and 0.60% for Class A, Class C, Class I, and Class R6, respectively. With respect to investments in affiliated underlying

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Notes to Financial Statements

funds, HGINA contractually agreed to reduce or waive the Predecessor Fund’s management fee to limit the combined management fees paid to the Advisor for those assets to the greater of 1.00% or the affiliate underlying fund’s management fee. Any waiver calculated as a result of limiting these combined management fees is in addition to the general expense limitation highlighted in the table. Indirect net expenses associated with the Predecessor Fund’s investments in underlying investment companies are not subject to the contractual expense limitation.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Prior to the Reorganization, shares of the Predecessor Fund were often purchased through financial intermediaries who were agents of the Predecessor Fund for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Predecessor Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Predecessor Fund reimbursed HGINA for such fees within limits specified by the Predecessor Fund’s Board of Trustees. The fees were incurred at the class level based on activity, asset levels and/or number of accounts and are included in “Transfer agent networking and omnibus fees” on the Statements of Operations.

32	JUNE 30, 2017

Janus Henderson All Asset Fund

Notes to Financial Statements

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Prior to the Reorganization, the Predecessor Fund’s Trust adopted a distribution plan for Class A and Class C shares of the Predecessor Fund in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Predecessor Fund paid the distributor an annual fee of 0.25% of the average daily net assets attributable to Class A shares, and annual fee of 1.00% of the average daily net assets attributable to Class C shares. The 12b-1 Plan was used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution services to the Predecessor Fund and their shareholders.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Janus Capital provides office space for the Fund. Some expenses related to compensation payable to the Janus Henderson funds’ Chief Compliance Officer and compliance staff are shared with the Fund. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,736 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time

Janus Investment Fund	33

Janus Henderson All Asset Fund

Notes to Financial Statements

to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2017.

Prior to the Reorganization, certain officers and trustees of the Predecessor Fund’s Trust were also officers of HGINA. None of the Predecessor Fund’s Trust’s officers, other than the Chief Compliance Officer, were compensated by the Predecessor Fund’s Trust. The Predecessor Fund’s Trust made no direct payments to the trustees affiliated with HGINA. Fees paid to trustees are reflected as “Non-interested Trustees’ fees and expenses” on the Statements of Operations. The Predecessor Fund paid part of the full compensation paid to the Predecessor Fund’s Chief Compliance Officer. This compensation, together with other compliance-related costs, is reflected as “Other expenses” in the Statements of Operations.

Prior to the Reorganization, State Street served as the administrator for the Predecessor Fund. As compensation for the administrative services provided by State Street, the Predecessor Fund paid State Street an annual administration fee based upon a percentage of the average net assets of the Predecessor Fund.

In December 2015, the Predecessor Fund’s custodian, SSB, announced that it had identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed “out-of-pocket” (OOP) costs, during and 18-year period from 1998 until early November 2015. The issue was the result of an inaccurate billing rate that was not subsequently reviewed or adjusted. Over time, as volumes increased or costs decreased, the gap between the amount SSB charged as a pass-through expense to clients and the actual cost grew. As OOP charges are not subject to a clear fee schedule, clients largely had no ability to identify the issue. The amount of the differences in what was and what should have been charged, plus interest, was paid back to clients in July 2016 as a reimbursement. The Predecessor Fund’s Trust commenced operations in 2001 and all currently active funds within the Predecessor Fund’s Trust were impacted by this matter. SSB reimbursed the Predecessor Fund directly, which was recognized as a change in accounting estimate and was reflected as an offset to the July 31, 2016 annual period custody expense and resulted in a decrease in gross expenses incurred. Pursuant to the expense limitations, certain sub-scale funds experienced investment advisor fee waivers during the July 31, 2016 annual period. Accordingly, the reduction in the July 31, 2016 annual period custody expense was offset by a reduction in the July 31, 2016 annual period expense waivers, thereby resulting in no net expense or net asset impact. To the extent there were no July 31, 2016 annual period expense waivers, the reduction in the July 31, 2016 annual period custody expense resulted in lower net expenses and a positive net asset impact. The reduction to the July 31, 2016 custody expense was $6,934. The reduction to the July 31, 2016 waiver/reimbursement was $6,934. The net investment income and net asset impact for July 31, 2016 was $0.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended June 30, 2017, Janus Distributors retained upfront sales charges of $962.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended June 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended June 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of 1,138.

34	JUNE 30, 2017

Janus Henderson All Asset Fund

Notes to Financial Statements

As of June 30, 2017, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned		% of Fund Owned
Class A Shares	-	%*	-	%*
Class C Shares	-*		-*
Class D Shares	63		-*
Class I Shares	-*		-*
Class N Shares	-*		-*
Class S Shares	100		-*
Class T Shares	100		-*

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustmentsThe Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,466,929	$ 1,018,264	$ -	$ -	$ -	$ 27,615	$ 357,218

During the period ended June 30, 2017, capital loss carryovers of $893,462 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 47,295,153	$ 926,460	$ (569,242)	$ 357,218

Janus Investment Fund	35

Janus Henderson All Asset Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the period ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 309,879	$ -	$ -	$ -

For the year ended July 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,377,424	$ 700,399	$ -	$ -

For the year ended July 31, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,698,896	$ 848,091	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 204,499	$ (204,499)

36	JUNE 30, 2017

Janus Henderson All Asset Fund

Notes to Financial Statements

6. Capital Share Transactions

	Period ended June 30, 2017(1)		Year ended July 31, 2016(2)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	48,061	$ 489,973	242,349	$ 2,389,247
Reinvested dividends and distributions	926	9,384	17,076	168,932
Shares repurchased	(271,215)	(2,811,933)	(469,446)	(4,623,264)
Net Increase/(Decrease)	(222,228)	$(2,312,576)	(210,021)	$ (2,065,085)
Class C Shares:
Shares sold	272,453	$ 2,717,264	328,077	$ 3,171,463
Reinvested dividends and distributions	-	-	26,511	257,689
Shares repurchased	(441,397)	(4,449,811)	(464,349)	(4,525,561)
Net Increase/(Decrease)	(168,944)	$(1,732,547)	(109,761)	$ (1,096,409)
Class D Shares:
Shares sold	7,406	$ 79,738	-	$ -
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	7,406	$ 79,738	N/A	N/A
Class I Shares:
Shares sold	220,782	$ 2,264,674	270,034	$ 2,652,602
Reinvested dividends and distributions	5,108	51,538	51,382	507,864
Shares repurchased	(602,702)	(6,161,871)	(3,460,698)	(35,215,253)
Net Increase/(Decrease)	(376,812)	$(3,845,659)	(3,139,282)	$(32,054,787)
Class N Shares:
Shares sold	4,417	$ 44,259	2,765,534	$ 28,346,633
Reinvested dividends and distributions	23,932	240,992	110,490	1,090,787
Shares repurchased	(13,373)	(135,976)	(966)	(8,927)
Net Increase/(Decrease)	14,976	$ 149,275	2,875,058	$ 29,428,493
Class S Shares:
Shares sold	4,644	$ 50,010	-	$ -
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	4,644	$ 50,010	N/A	N/A
Class T Shares:
Shares sold	4,644	$ 50,010	-	$ -
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	4,644	$ 50,010	N/A	N/A
(1)	Period from June 5, 2017 (inception date) through June 30, 2017 for Class D Shares, Class S Shares and Class T Shares.
(2)	Period from November 30, 2015 (inception date) through July 31, 2015 for Class N Shares.

Janus Investment Fund	37

Janus Henderson All Asset Fund

Notes to Financial Statements

Year ended July 31, 2015	Shares	Amount

Class A Shares:
Shares sold	241,338	$ 2,554,231
Reinvested dividends and distributions	23,272	243,890
Shares repurchased	(487,973)	(5,204,279)
Net Increase/(Decrease)	(223,363)	$(2,406,158)
Class C Shares:
Shares sold	470,507	$ 4,904,804
Reinvested dividends and distributions	33,502	347,023
Shares repurchased	(506,063)	(5,298,299)
Net Increase/(Decrease)	(2,054)	$ (46,472)
Class I Shares:
Shares sold	660,704	$ 7,046,213
Reinvested dividends and distributions	179,159	1,876,370
Shares repurchased	(987,950)	(10,512,582)
Net Increase/(Decrease)	(148,087)	$(1,589,999)

7. Purchases and Sales of Investment Securities

For the period ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$17,933,841	$ 20,391,430	$ -	$ -

For the year ended July 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$15,514,359	$ 22,798,774	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

38	JUNE 30, 2017

Janus Henderson All Asset Fund

Notes to Financial Statements

9. Merger Related Matters

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson All Asset Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	39

Janus Henderson All Asset Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson All Asset Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson All Asset Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of June 30, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period from August 1, 2016 through June 30, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian, provides a reasonable basis for our opinion. The financial statements of the Fund as of and for each of the years ended July 31, 2016 and 2015, and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the statement of operations, the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Denver, Colorado
August 15, 2017

40	JUNE 30, 2017

Janus Henderson All Asset Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board

Janus Investment Fund	41

Janus Henderson All Asset Fund

Additional Information (unaudited)

meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

42	JUNE 30, 2017

Janus Henderson All Asset Fund

Additional Information (unaudited)

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

Janus Investment Fund	43

Janus Henderson All Asset Fund

Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-

44	JUNE 30, 2017

Janus Henderson All Asset Fund

Additional Information (unaudited)

Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

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Additional Information (unaudited)

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to

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Additional Information (unaudited)

help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

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Additional Information (unaudited)

• the terms of each New Shell Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2017, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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Additional Information (unaudited)

approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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Additional Information (unaudited)

reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders[1] were held on April 6, 2017, and adjourned and reconvened on May 17, 2017 and May 25, 2017 (together, the "meeting"). At the meeting, the following matter was voted on and approved by shareholders. Each vote and fractional vote reported represents one whole or fractional share, respectively, held on the record date for the meeting. The results of the meeting are noted below.

Proposal

1. To approve an Agreement and Plan of Reorganization, which provides for the transfer of all of the assets and all the liabilities of Henderson All Asset Fund into Janus Henderson All Asset Fund, a corresponding series of Janus Investment Fund, in exchange for shares of beneficial interest of Janus Henderson All Asset Fund.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
5,065,900.296	3,325,367.251	0.000	3,984.000	0.000	3,329,351.251

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
65.642	0.000	0.079	0.000	65.721	99.880	0.000	0.120	0.000	100.000

[1] Shareholders of Henderson Global Funds series portfolios.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the period ended June 30, 2017:

Qualified Dividend Income Percentage	35%

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); and Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

74	JUNE 30, 2017

Janus Henderson All Asset Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson All Asset Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation (2012-2017).

78	JUNE 30, 2017

Janus Henderson All Asset Fund

Trustees and Officers (unaudited)

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

80	JUNE 30, 2017

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Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93074 08-17

ANNUAL REPORT June 30, 2017

Janus Henderson Diversified Alternatives Fund (formerly named Janus Diversified Alternatives Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Diversified Alternatives Fund

Janus Henderson Diversified Alternatives Fund (unaudited)

FUND SNAPSHOT

We invest in a portfolio of traditional and nontraditional investable risk factors distilled from traditional asset classes, each a type of risk premium. We combine these independent risk premia into a liquid portfolio that seeks to deliver consistent, absolute returns with low correlation to stocks and bonds.

Ashwin Alankar co-portfolio manager	John Fujiwara co-portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended June 30, 2017, the Janus Henderson Diversified Alternatives Fund’s Class I Shares returned 5.51%, compared with a return of -0.31% for its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, and 4.15% for its secondary benchmark, LIBOR + 3%.

MARKET ENVIRONMENT

The UK’s decision to exit the European Union caught investors by surprise at the beginning of the 12-month period. Rates rallied through the first few days of the period as market participants digested the vote. Accommodative monetary policy abroad also drove investors toward the relatively attractive yields on U.S. Treasurys, pushing the yield on the 10-year note to all-time lows. The “risk-off” mindset was, however, short-lived. Stocks quickly rallied, corporate credit spreads resumed tightening and rates generally rose as market concerns ebbed amid improving U.S. economic data and emerging signs of inflation. The election of Donald Trump to the U.S. presidency kept corporate credit in favor and further boosted stocks as investors expressed optimism over the new administration’s pro-growth, business-friendly platform. In December, the Federal Reserve (Fed) announced an increase to the target federal funds rate, its first of three during the period.

In the latter half of the period, Washington’s general lack of progress on reform initiatives caused investors to begin reassessing the prospect of reflation. Downward pressure on the price of crude oil amid a ramp-up in U.S. production created further uncertainty on the inflation front. Economic data also softened, with core inflation, for example, falling below the Fed’s 2% target. Intermediate and longer dated Treasurys rallied as investors expressed renewed concern over the economic outlook. Still, Fed Chairwoman Janet Yellen indicated that the economy was likely healthy enough to withstand additional interest rate increases. These comments, along with a stream of hawkish comments from other developed-world central bank leaders, caused rates to sell off near period end.

Despite these gyrations, several benchmark stock indices achieved record highs by period end, and rates rose across the U.S. Treasury curve over the course of the year. The yield on the 10-year note finished June at 2.30%, up from 1.47% a year prior. The yield on the long bond also climbed, but was held in check by late-period economic concerns. Corporate credit registered strong gains, and both investment-grade and high-yield spreads tightened substantially.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmarks during the 12-month period. Over time, the Fund seeks to provide positive absolute returns and offer true diversification with low correlation to stocks and bonds by investing in a portfolio of risk premia strategies.

The commodity roll yield strategy benefited from the broad-based weakness in the energy complex during the period as inventory reports continued to surprise to the upside. This strategy seeks to generate returns by providing liquidity to the most “crowded” section of the commodity futures curve; it is typically short the most active front-month contract and long farther-dated tenors. Within the energy sector, although natural gas prices were generally up over the course of the year, there was notable pressure on prices during portions of the period as, for the second year in a row, the U.S. experienced a milder-than-expected winter.

The equity emerging strategy also aided returns. This strategy looks to capture the potential return specifically associated with holding equities in companies of less-developed economies. Emerging markets outperformed during the period as concerns such as geopolitical risks in Brazil and fears of an economic hard-landing in China subsided. The majority of the outperformance came within the last six months (12/31/16 to 06/30/17) of the period, as investors turned slightly less risk averse after

Janus Investment Fund	1

Janus Henderson Diversified Alternatives Fund (unaudited)

issues such as Brexit, and the presidential election in the U.S. proved to be much less disruptive than originally expected.

The equity momentum strategy benefited from the relatively persistent rise in the S&P 500 Index after the U.S. election in November. This strategy aims to capture directional momentum in equities through the quantitative analysis of equity index price movement. Fueled by the prospect of tax reform and a fiscal stimulus package, the S&P 500 rallied nearly 18% in a fairly steady fashion. In this environment the strategy remained engaged on the long side during the period.

The commodity momentum strategy, which looks to capture the persistence in the price movement of commodities, suffered as global commodity markets struggled to find a strong direction. Rather than trending in one direction, commodities like oil exhibited mean-reverting behavior, resulting in both long and short positions at inopportune times. Other commodities that acted similarly include gold, silver, corn, and soybeans. The strategy was particularly hurt by its position in oil, as it entered into long positions on several occasions that were later liquidated at lower prices.

The currency momentum strategy, which looks to capture long-term movements in the U.S. dollar versus a basket of foreign currencies, also underperformed. The U.S. dollar ended the period essentially where it began, with volatile but range-bound price action during the period. As mentioned earlier, this presents a challenging environment for time-series momentum based strategies.

The credit strategy was hurt by the rise in interest rates during the period. This strategy seeks to capture the potential systematic return associated with the default and duration risks of investing in bond markets. Global interest rates rose during the final months of 2016 due to the emergence of the “reflation” trade. Though rates stabilized and credit spreads continued to tighten during the second half of the period, it was not enough to make up for earlier losses.

DERIVATIVES

The Fund makes extensive use of derivatives because they are generally the most efficient and liquid way to gain our desired exposures. Swaps are used to take exposures in equity, fixed income and commodity indices. Futures are used to take exposures in commodities, currencies and long-end fixed income markets. Forwards are employed to take exposures in foreign currencies, generally one week in length. In aggregate, these positions contributed to performance during the period. Please see the Derivative Instruments section in the “Notes to Consolidated Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

The Fund’s model has indicated potentially increased correlations between a number of the equity strategies and the absolute direction of financial markets in general. It has, in turn, reduced the allocation to these premia – namely equity value, equity emerging and equity size. The model has increased the allocation to momentum strategies, as these strategies can be more negatively correlated to general market movements than others.

Thank you for investing in Janus Henderson Diversified Alternatives Fund.

2	JUNE 30, 2017

Janus Henderson Diversified Alternatives Fund (unaudited)

Fund At A Glance

June 30, 2017

Asset Allocation
Commodity	38.0%
Equity	23.3%
Fixed Income	15.1%
Currency	21.2%
Cash & Cash Equivalents	2.4%
100.0%

The allocations shown reflect absolute notional exposures to various asset classes. The allocations are calculated net of cash segregated for future obligations.

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Janus Henderson Diversified Alternatives Fund (unaudited)

Performance

See important disclosures on the next page.

			Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2017			per the October 28, 2016 prospectuses
	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	5.29%	1.38%	1.66%	1.52%
Class A Shares at MOP	-0.81%	0.05%
Class C Shares at NAV	4.48%	0.75%	2.40%	2.25%
Class C Shares at CDSC	3.48%	0.75%
Class D Shares(1)	5.38%	1.49%	1.82%	1.42%
Class I Shares	5.51%	1.60%	1.40%	1.26%
Class N Shares	5.58%	1.64%	1.39%	1.25%
Class S Shares	5.17%	1.29%	1.89%	1.75%
Class T Shares	5.39%	1.47%	1.64%	1.50%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.31%	2.03%
London Interbank Offered Rate (LIBOR) + 3%	4.15%	3.76%**
Morningstar Quartile - Class I Shares	2nd	3rd
Morningstar Ranking - based on total returns for Multialternative Funds	110/418	140/205

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2017.

4	JUNE 30, 2017

Janus Henderson Diversified Alternatives Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

There is a risk that the Fund’s investments will correlate with stocks and bonds to a greater degree than anticipated, and the investment process may not achieve the desired results. The Fund may underperform during up markets and be negatively affected in down markets. Diversification does not assure a profit or eliminate the risk of loss.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Consolidated Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Consolidated Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

* The Fund’s inception date – December 28, 2012

** The London Interbank Offered Rate (LIBOR) + 3% since inception returns are calculated from December 31, 2012.

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Diversified Alternatives Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Net Annualized Expense Ratio (1/1/17 - 6/30/17)
Class A Shares	$1,000.00	$1,016.00	$7.60	$1,000.00	$1,017.26	$7.60	1.52%
Class C Shares	$1,000.00	$1,013.30	$11.43	$1,000.00	$1,013.44	$11.43	2.29%
Class D Shares	$1,000.00	$1,016.90	$7.00	$1,000.00	$1,017.85	$7.00	1.40%
Class I Shares	$1,000.00	$1,017.90	$6.60	$1,000.00	$1,018.25	$6.61	1.32%
Class N Shares	$1,000.00	$1,017.90	$6.30	$1,000.00	$1,018.55	$6.31	1.26%
Class S Shares	$1,000.00	$1,017.10	$8.15	$1,000.00	$1,016.71	$8.15	1.63%
Class T Shares	$1,000.00	$1,017.00	$7.30	$1,000.00	$1,017.55	$7.30	1.46%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Consolidated Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2017

Janus Henderson Diversified Alternatives Fund

Consolidated Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Investment Companies – 7.8%
Money Markets – 7.8%
Janus Cash Liquidity Fund LLC, 0.9803%(a),ºº,£ (cost $5,561,820)	.5,561,820	$5,561,820
U.S. Government Agency Notes – 79.5%
United States Treasury Bill:
0%, 7/13/17◊	$11,000,000	11,002,719
0%, 8/10/17◊	10,000,000	9,990,870
0%, 9/14/17†,◊	13,000,000	12,975,027
0%, 10/12/17†,◊	13,000,000	12,962,885
0%, 11/9/17◊	10,000,000	9,962,690
Total U.S. Government Agency Notes (cost $56,894,725)		56,894,191
Total Investments (total cost $62,456,545) – 87.3%		62,456,011
Cash, Receivables and Other Assets, net of Liabilities – 12.7%		9,063,314
Net Assets – 100%		$71,519,325

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
HSBC Securities (USA), Inc.:
Australian Dollar	7/7/17	(2,260,000)	$(1,736,519)	$10,966
Canadian Dollar	7/7/17	1,780,000	1,372,856	(8,618)
Euro	7/7/17	2,798,000	3,195,717	(10,152)
Japanese Yen	7/7/17	294,900,000	2,622,550	6,292
New Zealand Dollar	7/7/17	(3,862,000)	(2,829,173)	9,006
Norwegian Krone	7/7/17	(36,860,000)	(4,416,883)	49,031
Swedish Krona	7/7/17	23,600,000	2,802,853	(42,306)
Swiss Franc	7/7/17	2,280,000	2,378,853	(2,576)
Total			$3,390,254	$11,643

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

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Janus Henderson Diversified Alternatives Fund

Consolidated Schedule of Investments

June 30, 2017

Schedule of Futures
Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
Cattle (a)	20	10/17	$(30,275)	$1,800
Copper(a)	8	12/17	24,096	2,800
Cotton No. 2(a)	27	3/18	(10,328)	12,960
Gold(a)	4	10/17	(2,996)	(1,400)
S&P 500 E-mini	84	9/17	(63,453)	2,766
Silver (a)	7	12/17	1,477	(945)
Soybean (a)	19	5/18	(205)	(272)
			(81,684)	17,709
Futures Sold:
Brent Crude (a)	19	10/17	$13	$(36)
Cattle (a)	7	12/17	(8,310)	(1,470)
Coffee 'C' (a)	25	12/17	(3,449)	6,093
Corn(a)	65	12/17	(10,527)	(39,000)
Euro-Bund	74	9/17	17,757	17,671
Soybean (a)	7	1/18	(14,591)	(10,413)
Sugar #11 (World) (a)	77	3/18	(7,619)	(24,147)
U.S. Dollar Index	268	9/17	277,127	(13,143)
Wheat (a)	48	12/17	(146,366)	(70,800)
WTI Crude (a)	20	11/17	(49,564)	(21,000)
			54,471	(156,245)
Total			$(27,213)	$(138,536)

Schedule of Total Return Swaps
					Unrealized
	Return Paid	Return Received	Termination	Notional	Appreciation/
Counterparty	by the Fund	by the Fund	Date	Amount	(Depreciation)

Barclays Capital, Inc.	3 month USD LIBOR plus 20 basis points	Bloomberg Barclays U.S. Credit RBI Series-1 Index	8/1/17	$19,900,000	$3,356
BNP Paribas(a)	Plus 22 basis points	A long/short basket of commodity indices	7/31/17	72,400,000	18
BNP Paribas	Plus 40 basis points	A long/short basket of equity indices	8/3/17	7,800,000	(471)
BNP Paribas	Minus 30 basis points	A long/short basket of equity indices	8/3/17	10,200,000	4,481
Goldman Sachs International	1 month USD LIBOR plus 90 basis points	MSCI Daily Total Return Net Emerging Markets	7/5/18	11,699,777	119
Goldman Sachs International	MSCI Daily Total Return Gross World USD	1 month USD LIBOR Plus 25 basis points	7/5/18	(11,699,907)	(45)

Total					$7,458

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

8	JUNE 30, 2017

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Schedule of Investments and Other Information

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
London Interbank Offered Rate (LIBOR)	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company

(a)	All or a portion of this security is owned by Janus Diversified Alternatives Subsidiary, Ltd. See Note 1 in Notes to Consolidated Financial Statements.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2017, is $24,467,123.

ºº	Rate shown is the 7-day yield as of June 30, 2017.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2017. Unless otherwise indicated, all information in the table is for the year ended June 30, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 6/30/17	Gain/(Loss)	Income	at 6/30/17

Janus Cash Liquidity Fund LLC	22,843,654	49,721,957	(67,003,791)	5,561,820	$—	$53,276	$5,561,820

Janus Investment Fund	9

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2017. See Notes to Consolidated Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies	$-	$5,561,820	$-
U.S. Government Agency Notes	-	56,894,191	-
Total Investments in Securities	$-	$62,456,011	$-
Other Financial Instruments(a):
Forward Currency Contracts	-	75,295	-
Outstanding Swap Contracts, at Value	-	7,974	-
Variation Margin Receivable	44,090	-	-
Total Assets	$44,090	$62,539,280	$-
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$63,652	$-
Outstanding Swap Contracts, at Value	-	516	-
Variation Margin Payable	182,626	-	-
Total Liabilities	$182,626	$64,168	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

10	JUNE 30, 2017

Janus Henderson Diversified Alternatives Fund

Consolidated Statement of Assets and Liabilities

June 30, 2017

Assets:
Investments, at cost	$62,456,545
Unaffiliated investments, at value	56,894,191
Affiliated investments, at value	5,561,820
Cash	9,358
Restricted cash (Note 1)	8,530,000
Forward currency contracts	75,295
Outstanding swap contracts, at value	7,974
Variation margin receivable	44,090
Non-interested Trustees' deferred compensation	1,271
Receivables:
Investments sold	814,847
Fund shares sold	127,002
Dividends and interest on swap contracts	13,826
Dividends from affiliates	4,013
Foreign tax reclaims	2,026
Other assets	135
Total Assets	72,085,848
Liabilities:
Forward currency contracts	63,652
Outstanding swap contracts, at value	516
Variation margin payable	182,626
Payables:	—
Investments purchased	100,267
Advisory fees	65,474
Dividends and interest on swap contracts	64,238
Professional fees	40,912
Fund shares repurchased	34,069
Transfer agent fees and expenses	2,818
12b-1 Distribution and shareholder servicing fees	2,621
Non-interested Trustees' deferred compensation fees	1,271
Custodian fees	768
Fund administration fees	598
Non-interested Trustees' fees and expenses	391
Accrued expenses and other payables	6,302
Total Liabilities	566,523
Net Assets	$71,519,325

See Notes to Consolidated Financial Statements.

Janus Investment Fund	11

Janus Henderson Diversified Alternatives Fund

Consolidated Statement of Assets and Liabilities

June 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$70,069,503
Undistributed net investment income/(loss)	551,752
Undistributed net realized gain/(loss) from investments and foreign currency transactions	906,493
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(8,423)
Total Net Assets	$71,519,325
Net Assets - Class A Shares	$2,296,659
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	226,076
Net Asset Value Per Share(1)	$10.16
Maximum Offering Price Per Share(2)	$10.78
Net Assets - Class C Shares	$2,070,793
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	208,329
Net Asset Value Per Share(1)	$9.94
Net Assets - Class D Shares	$4,856,993
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	476,322
Net Asset Value Per Share	$10.20
Net Assets - Class I Shares	$6,712,585
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	655,788
Net Asset Value Per Share	$10.24
Net Assets - Class N Shares	$50,421,442
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,915,429
Net Asset Value Per Share	$10.26
Net Assets - Class S Shares	$1,452,663
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	143,828
Net Asset Value Per Share	$10.10
Net Assets - Class T Shares	$3,708,190
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	364,738
Net Asset Value Per Share	$10.17

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Consolidated Financial Statements.

12	JUNE 30, 2017

Janus Henderson Diversified Alternatives Fund

Consolidated Statement of Operations

For the year ended June 30, 2017

Investment Income:
Interest	$233,076
Dividends from affiliates	53,276
Other income	845
Total Investment Income	287,197
Expenses:
Advisory fees	784,974
12b-1Distribution and shareholder servicing fees:
Class A Shares	6,874
Class C Shares	18,965
Class S Shares	3,582
Transfer agent administrative fees and expenses:
Class D Shares	5,598
Class S Shares	3,582
Class T Shares	6,441
Transfer agent networking and omnibus fees:
Class A Shares	471
Class C Shares	271
Class I Shares	1,922
Other transfer agent fees and expenses:
Class A Shares	325
Class C Shares	242
Class D Shares	1,394
Class I Shares	243
Class N Shares	1,716
Class S Shares	25
Class T Shares	59
Registration fees	111,416
Professional fees	53,637
Shareholder reports expense	24,277
Custodian fees	11,887
Fund administration fees	6,086
Non-interested Trustees’ fees and expenses	1,728
Other expenses	10,212
Total Expenses	1,055,927
Less: Excess Expense Reimbursement	(187,478)
Net Expenses	868,449
Net Investment Income/(Loss)	(581,252)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	312,833
Futures contracts	1,563,483
Swap contracts	3,560,646
Total Net Realized Gain/(Loss) on Investments	5,436,962
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,911
Futures contracts	(1,430,297)
Swap contracts	34,579
Total Change in Unrealized Net Appreciation/Depreciation	(1,392,807)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,462,903

See Notes to Consolidated Financial Statements.

Janus Investment Fund	13

Janus Henderson Diversified Alternatives Fund

Consolidated Statements of Changes in Net Assets

	Year ended June 30, 2017	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$(581,252)	$(739,199)
Net realized gain/(loss) on investments	5,436,962	(520,479)
Change in unrealized net appreciation/depreciation	(1,392,807)	1,558,179
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,462,903	298,501
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(84,982)	—
Class C Shares	(39,641)	—
Class D Shares	(129,036)	—
Class I Shares	(105,459)	—
Class N Shares	(1,334,148)	—
Class S Shares	(41,439)	—
Class T Shares	(70,488)	—
Total Dividends from Net Investment Income	(1,805,193)	—
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	—	(27,536)
Class C Shares	—	(17,384)
Class D Shares	—	(32,440)
Class I Shares	—	(20,092)
Class N Shares	—	(480,219)
Class S Shares	—	(13,463)
Class T Shares	—	(15,000)
Total Distributions from Net Realized Gain from Investment Transactions	—	(606,134)
Net Decrease from Dividends and Distributions to Shareholders	(1,805,193)	(606,134)
Capital Share Transactions:
Class A Shares	(648,350)	152,790
Class C Shares	280,356	56,519
Class D Shares	(8,871)	1,681,902
Class I Shares	4,238,843	117,498
Class N Shares	1,786,193	(4,853,714)
Class S Shares	41,439	13,511
Class T Shares	2,073,135	(902,857)
Net Increase/(Decrease) from Capital Share Transactions	7,762,745	(3,734,351)
Net Increase/(Decrease) in Net Assets	9,420,455	(4,041,984)
Net Assets:
Beginning of period	62,098,870	66,140,854
End of period	$71,519,325	$62,098,870

Undistributed Net Investment Income/(Loss)	$551,752	$786,597

See Notes to Consolidated Financial Statements.

14	JUNE 30, 2017

Janus Henderson Diversified Alternatives Fund

Consolidated Financial Highlights

Class A Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015		2014	2013(1)
Net Asset Value, Beginning of Period	$9.92	$9.98	$9.84		$9.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.11)(2)	(0.14)(2)	(0.15)(2)		(0.13)(2)	(0.10)
Net realized and unrealized gain/(loss)	0.63	0.18	0.37		0.15	(0.08)
Total from Investment Operations	0.52	0.04	0.22		0.02	(0.18)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	—	—		—	—
Distributions (from capital gains)	—	(0.10)	(0.08)		—	—
Total Dividends and Distributions	(0.28)	(0.10)	(0.08)		—	—
Net Asset Value, End of Period	$10.16	$9.92	$9.98		$9.84	$9.82
Total Return*	5.29%	0.42%	2.22%		0.20%	(1.80)%
Net Assets, End of Period (in thousands)	$2,297	$2,882	$2,740		$4,055	$3,523
Average Net Assets for the Period (in thousands)	$2,737	$2,730	$2,048		$3,752	$3,557
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.83%	1.89%	1.84%		1.70%	3.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.54%	1.53%	1.52%		1.46%	1.52%
Ratio of Net Investment Income/(Loss)	(1.13)%	(1.42)%	(1.51)%		(1.34)%	(1.36)%
Portfolio Turnover Rate	16%	0%	0%		59%	38%
				1

Class C Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.72	$9.84	$9.79	$9.78	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.18)(2)	(0.21)(2)	(0.23)(2)	(0.15)(2)	(0.14)
Net realized and unrealized gain/(loss)	0.61	0.19	0.36	0.16	(0.08)
Total from Investment Operations	0.43	(0.02)	0.13	0.01	(0.22)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	—	—	—	—
Distributions (from capital gains)	—	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.21)	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$9.94	$9.72	$9.84	$9.79	$9.78
Total Return*	4.48%	(0.19)%	1.31%	0.10%	(2.20)%
Net Assets, End of Period (in thousands)	$2,071	$1,749	$1,709	$3,516	$3,566
Average Net Assets for the Period (in thousands)	$1,885	$1,685	$1,752	$3,551	$3,578
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.56%	2.63%	2.59%	1.89%	3.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.29%	2.27%	2.26%	1.64%	2.27%
Ratio of Net Investment Income/(Loss)	(1.85)%	(2.15)%	(2.26)%	(1.52)%	(2.11)%
Portfolio Turnover Rate	16%	0%	0%	59%	38%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 28, 2012 (inception date) through June 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Consolidated Financial Statements.

Janus Investment Fund	15

Janus Henderson Diversified Alternatives Fund

Consolidated Financial Highlights

Class D Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.96	$10.00	$9.85	$9.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.10)(2)	(0.13)(2)	(0.14)(2)	(0.13)(2)	(0.08)
Net realized and unrealized gain/(loss)	0.63	0.19	0.37	0.16	(0.10)
Total from Investment Operations	0.53	0.06	0.23	0.03	(0.18)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	—	—	—	—
Distributions (from capital gains)	—	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.29)	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$10.20	$9.96	$10.00	$9.85	$9.82
Total Return*	5.38%	0.62%	2.32%	0.31%	(1.80)%
Net Assets, End of Period (in thousands)	$4,857	$4,758	$3,060	$6,170	$6,008
Average Net Assets for the Period (in thousands)	$4,638	$3,829	$3,281	$5,964	$4,995
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.87%	2.05%	1.96%	1.66%	3.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.41%	1.42%	1.43%	1.41%	1.39%
Ratio of Net Investment Income/(Loss)	(0.97)%	(1.30)%	(1.42)%	(1.28)%	(1.23)%
Portfolio Turnover Rate	16%	0%	0%	59%	38%

Class I Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.00	$10.02	$9.87	$9.83	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.08)(2)	(0.11)(2)	(0.13)(2)	(0.11)(2)	(0.08)
Net realized and unrealized gain/(loss)	0.63	0.19	0.36	0.15	(0.09)
Total from Investment Operations	0.55	0.08	0.23	0.04	(0.17)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	—	—	—	—
Distributions (from capital gains)	—	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.31)	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$10.24	$10.00	$10.02	$9.87	$9.83
Total Return*	5.51%	0.82%	2.32%	0.41%	(1.70)%
Net Assets, End of Period (in thousands)	$6,713	$2,383	$2,265	$5,727	$6,464
Average Net Assets for the Period (in thousands)	$4,396	$2,318	$2,586	$6,201	$5,751
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.55%	1.63%	1.59%	1.50%	2.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%	1.27%	1.26%	1.25%	1.27%
Ratio of Net Investment Income/(Loss)	(0.81)%	(1.16)%	(1.26)%	(1.13)%	(1.10)%
Portfolio Turnover Rate	16%	0%	0%	59%	38%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 28, 2012 (inception date) through June 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Consolidated Financial Statements.

16	JUNE 30, 2017

Janus Henderson Diversified Alternatives Fund

Consolidated Financial Highlights

Class N Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.01	$10.04	$9.87	$9.83	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.08)(2)	(0.11)(2)	(0.13)(2)	(0.11)(2)	(0.05)
Net realized and unrealized gain/(loss)	0.63	0.18	0.38	0.15	(0.12)
Total from Investment Operations	0.55	0.07	0.25	0.04	(0.17)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	—	—	—	—
Distributions (from capital gains)	—	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.30)	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$10.26	$10.01	$10.04	$9.87	$9.83
Total Return*	5.58%	0.72%	2.52%	0.41%	(1.70)%
Net Assets, End of Period (in thousands)	$50,421	$47,367	$52,478	$57,190	$57,935
Average Net Assets for the Period (in thousands)	$47,482	$48,364	$54,416	$57,130	$30,839
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.53%	1.62%	1.60%	1.49%	1.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.26%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income/(Loss)	(0.83)%	(1.14)%	(1.24)%	(1.13)%	(1.06)%
Portfolio Turnover Rate	16%	0%	0%	59%	38%

Class S Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.89	$9.92	$9.82	$9.81	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.12)(2)	(0.12)(2)	(0.18)(2)	(0.14)(2)	(0.11)
Net realized and unrealized gain/(loss)	0.63	0.19	0.36	0.15	(0.08)
Total from Investment Operations	0.51	0.07	0.18	0.01	(0.19)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	—	—	—	—
Distributions (from capital gains)	—	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.30)	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$10.10	$9.89	$9.92	$9.82	$9.81
Total Return*	5.17%	0.72%	1.82%	0.10%	(1.90)%
Net Assets, End of Period (in thousands)	$1,453	$1,381	$1,371	$3,506	$3,502
Average Net Assets for the Period (in thousands)	$1,425	$1,340	$1,578	$3,492	$3,548
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.04%	2.12%	2.07%	1.95%	3.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.64%	1.33%	1.75%	1.58%	1.76%
Ratio of Net Investment Income/(Loss)	(1.21)%	(1.22)%	(1.74)%	(1.46)%	(1.60)%
Portfolio Turnover Rate	16%	0%	0%	59%	38%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 28, 2012 (inception date) through June 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Consolidated Financial Statements.

Janus Investment Fund	17

Janus Henderson Diversified Alternatives Fund

Consolidated Financial Highlights

Class T Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.95	$9.98	$9.85	$9.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.10)(2)	(0.10)(2)	(0.15)(2)	(0.13)(2)	(0.11)
Net realized and unrealized gain/(loss)	0.63	0.17	0.36	0.16	(0.07)
Total from Investment Operations	0.53	0.07	0.21	0.03	(0.18)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	—	—	—	—
Distributions (from capital gains)	—	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.31)	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$10.17	$9.95	$9.98	$9.85	$9.82
Total Return*	5.39%	0.72%	2.12%	0.31%	(1.80)%
Net Assets, End of Period (in thousands)	$3,708	$1,579	$2,517	$3,809	$3,772
Average Net Assets for the Period (in thousands)	$2,556	$1,689	$2,162	$3,773	$4,004
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.77%	1.87%	1.83%	1.75%	2.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.45%	1.18%	1.51%	1.40%	1.51%
Ratio of Net Investment Income/(Loss)	(0.97)%	(1.08)%	(1.50)%	(1.28)%	(1.36)%
Portfolio Turnover Rate	16%	0%	0%	59%	38%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 28, 2012 (inception date) through June 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Consolidated Financial Statements.

18	JUNE 30, 2017

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Diversified Alternatives Fund (formerly named Janus Diversified Alternatives Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks absolute return with low correlation to stocks and bonds. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Investment in Subsidiary

To qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), 90% of the Fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Janus Diversified Alternatives Subsidiary, Ltd., a wholly-owned subsidiary of the Fund (”Subsidiary”) organized under the laws of the Cayman Islands, which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary may invest without limitation in commodity index-linked swaps, commodity futures, commodity swaps, commodity-linked notes, and other commodity-linked derivative instruments. The Subsidiary may also invest in fixed-income securities and other investments which may serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest 25% or less of its total assets in the Subsidiary. Income or net capital gains from the Fund’s investment in the Subsidiary would be treated as ordinary income to the Fund. Janus Capital is the adviser to the Subsidiary. The

Janus Investment Fund	19

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

Subsidiary will not be subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction.

By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act. The IRS has previously issued a number of private letter rulings to mutual funds (but not the Fund) in which it ruled that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. The IRS has suspended issuance of any further private letter rulings pending a review of its position. A change in the IRS’ position or changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate and could adversely affect the Fund. In particular, unfavorable treatment of the income derived from the Fund’s investment in the Subsidiary could jeopardize the Fund’s status as a regulated investment company under the Code, which in turn may subject the Fund to higher tax rates and/or penalties. Additionally, the Commodity Futures Trading Commission (“CFTC”) adopted changes to Rule 4.5 under the Commodity Exchange Act in 2012 that required Janus Capital to register with the CFTC, and operation of the Fund and Subsidiary is subject to certain CFTC rules and regulations. Existing or new CFTC regulation may increase the costs of implementing the Fund’s strategies, which could negatively affect the Fund’s returns.

The Subsidiary was incorporated on December 28, 2012 as a wholly-owned subsidiary of Janus Diversified Alternatives Fund. As of June 30, 2017, the Fund owns 863,169 shares of the Subsidiary, with a market value of $12,407,718. This represents 17% of the Fund’s net assets. The Fund’s Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, and Consolidated Financial Highlights include the accounts of both the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation.

As of June 30, 2017, Subsidiary information included in the Consolidated Financial Statements is as follows:

Net assets	$ 12,407,718
Market value of investments	3,990,662
Net income/(loss)	26,921
Net realized gain/(loss)	2,160,858
Net change in unrealized appreciation/depreciation	(982,929)

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect

20	JUNE 30, 2017

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Information on the valuation of certain derivatives is contained in Note 2 below.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Consolidated Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and

Janus Investment Fund	21

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Additionally, the Fund, as a shareholder in the Subsidiary, will also indirectly bear its pro rata share of the expenses incurred by the Subsidiary.

Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the consolidated financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the consolidated financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s consolidated financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of June 30, 2017, the Fund has restricted cash in the amount of $8,530,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

22	JUNE 30, 2017

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Janus Investment Fund	23

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Commodity-Linked Investments

The Fund may invest in commodity index-linked swap agreements, commodity options and futures, and options on futures that provide exposure to the investment returns of the commodities markets. The Fund may also invest in other commodity-linked derivative instruments, such as commodity-linked notes (“structured notes”). The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary invests in commodity-linked investments and other investments which may serve as margin or collateral for the Subsidiary’s derivative positions. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Consolidated Statement of Assets and Liabilities as a receivable or payable and in the Consolidated Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Consolidated Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year ended June 30, 2017, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $5,622,122 and $7,335,846, respectively.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure

24	JUNE 30, 2017

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Consolidated Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Consolidated Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Consolidated Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Consolidated Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the year, the Fund purchased commodity futures to increase exposure to commodity risk.

During the year, the Fund sold commodity futures to decrease exposure to commodity risk.

During the year, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the year, the Fund purchased futures on currency indices to increase exposure to currency risk.

During the year, the Fund sold futures on currency indices to decrease exposure to currency risk.

During the year ended June 30, 2017, the average ending monthly market value amounts on purchased and sold futures contracts are $37,060,519 and $24,053,435, respectively.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the

Janus Investment Fund	25

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Consolidated Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Consolidated Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Consolidated Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the year, the Fund entered into total return swaps on equity indices or custom baskets of equity indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the year, the Fund entered into total return swaps on equity indices to decrease exposure to equity risk. These total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

During the year, the Fund entered into total return swaps on a custom basket of commodity indices to increase exposure to commodity risk. These total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

During the year, the Fund entered into total return swaps on credit indices to increase exposure to credit risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

During the year ended June 30, 2017, the average ending monthly market value amounts on total return swaps which are long and short the reference asset are $580,944 and $(239,917), respectively.

26	JUNE 30, 2017

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Consolidated Statement of Assets and Liabilities as of June 30, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2017

	Commodity Contracts		Credit Contracts	Currency Contracts		Equity Contracts		Interest Rate Contracts		Total
Asset Derivatives:
Forward currency contracts	$ -		$ -	$ 75,295		$ -		$ -		$ 75,295
Outstanding swap contracts, at value	18		3,356	-		4,600		-		7,974
Variation margin receivable	23,653	(a)	-	-		2,766	(a)	17,671	(a)	44,090

Total Asset Derivatives	$ 23,671		$ 3,356	$ 75,295		$ 7,366		$ 17,671		$127,359

Liability Derivatives:
Forward currency contracts	$ -		$ -	$ 63,652		$ -		$ -		$ 63,652
Outstanding swap contracts, at value	-		-	-		516		-		516
Variation margin payable	169,483	(a)	-	13,143	(a)	-		-		182,626

Total Liability Derivatives	$ 169,483		$ -	$ 76,795		$ 516		$ -		$246,794
(a) Amounts relate to variation margin for futures.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the year ended June 30, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Consolidated Statement of Operations for the year ended June 30, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts		Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ 206,897	$ -	$(580,783)		$1,219,885	$ 717,484	$ 1,563,483
Investments and foreign currency transactions	-	-	316,095	(a)	-	-	316,095
Swap contracts	1,953,961	(280,618)	-		1,887,303	-	3,560,646

Total	$2,160,858	$(280,618)	$(264,688)		$3,107,188	$ 717,484	$ 5,440,224

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts		Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ (982,948)	$ -	$ 298,670		$ (230,811)	$ (515,208)	$(1,430,297)
Investments, foreign currency translations and non-interested Trustees' deferred compensation	-	-	4,808	(a)	-	-	4,808
Swap contracts	18	30,833	-		3,728	-	34,579

Total	$ (982,930)	$ 30,833	$ 303,478		$ (227,083)	$ (515,208)	$(1,390,910)
(a)	Amounts relate to forward currency contracts.

Please see the “Net Realized Gain/(Loss) on Investments” and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Consolidated Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S.

Janus Investment Fund	27

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt

28	JUNE 30, 2017

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the consolidated financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Consolidated Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Consolidated Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2017” table located in Note 2 of these Notes to Consolidated Financial Statements and/or the Fund’s Consolidated Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$3,356	$—	$—	$3,356
BNP Paribas	4,481	(471)	(4,010)	—
BNP Paribas(c)	18	—	—	18
Goldman Sachs International	119	(45)	—	74
HSBC Securities (USA), Inc.	75,295	(63,652)	—	11,643

Total	$83,269	$(64,168)	$(4,010)	$15,091

Janus Investment Fund	29

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$471	$(471)	$—	$—
Goldman Sachs International	45	(45)	—	—
HSBC Securities (USA), Inc.	63,652	(63,652)	—	—

Total	$64,168	$(64,168)	$—	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.
(c)

This counterparty has an ISDA Master Agreement with the Fund and a separate ISDA Master Agreement with the Subsidiary. Exposure from OTC derivatives can only be netted across transactions governed under the same ISDA Master Agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. This line item represents the amount from the Subsidiary.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Consolidated Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

30	JUNE 30, 2017

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund and the Subsidiary each pay Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s and the Subsidiary's contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	1.00
Over $1 Billion	0.95

Janus Capital has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the management fee paid to Janus Capital by the Subsidiary. The management fee waiver arrangement related to the Subsidiary may not be discontinued by Janus Capital as long as its contract with the Subsidiary is in place.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, which include the other expenses of the Subsidiary, , including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.25% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Consolidated Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the Subsidiary's transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Consolidated Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Consolidated Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Consolidated Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Consolidated Statement of Operations.

Janus Investment Fund	31

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Consolidated Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Consolidated Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Consolidated Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Consolidated Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,736 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Consolidated Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2017 on the Consolidated Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Consolidated Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Consolidated Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2017.

32	JUNE 30, 2017

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2017 can be found in a table located in the Notes to Consolidated Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Distributors during the year ended June 30, 2017.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2017.

As of June 30, 2017, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	49%	2%
Class C Shares	68	2
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	97	69
Class S Shares	100	2
Class T Shares	35	2

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and

Janus Investment Fund	33

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 2,331,687	$ 113,172	$ -	$ -	$ -	$ (251,439)	$ (743,598)

During the year ended June 30, 2017, capital loss carryovers of $1,533,695 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 63,199,609	$ 16,080	$ (759,678)	$ (743,598)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,805,193	$ -	$ -	$ -

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 37,292	$ 568,842	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 187,458	$ 2,151,600	$ (2,339,058)

Capital has been adjusted by $187,458, including $8,677 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

34	JUNE 30, 2017

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	68,349	$ 693,334	26,339	$ 256,424
Reinvested dividends and distributions	8,507	84,982	2,902	27,536
Shares repurchased	(141,210)	(1,426,666)	(13,491)	(131,170)
Net Increase/(Decrease)	(64,354)	$ (648,350)	15,750	$ 152,790
Class C Shares:
Shares sold	27,955	$ 276,529	19,883	$ 190,060
Reinvested dividends and distributions	4,041	39,641	1,863	17,384
Shares repurchased	(3,618)	(35,814)	(15,465)	(150,925)
Net Increase/(Decrease)	28,378	$ 280,356	6,281	$ 56,519
Class D Shares:
Shares sold	275,006	$2,801,234	376,129	$ 3,665,064
Reinvested dividends and distributions	12,801	128,390	3,381	32,185
Shares repurchased	(289,307)	(2,938,495)	(207,729)	(2,015,347)
Net Increase/(Decrease)	(1,500)	$ (8,871)	171,781	$ 1,681,902
Class I Shares:
Shares sold	730,298	$7,421,286	106,810	$ 1,044,128
Reinvested dividends and distributions	10,483	105,459	2,104	20,092
Shares repurchased	(323,385)	(3,287,902)	(96,470)	(946,722)
Net Increase/(Decrease)	417,396	$4,238,843	12,444	$ 117,498
Class N Shares:
Shares sold	815,553	$8,243,513	164,210	$ 1,601,677
Reinvested dividends and distributions	132,356	1,334,148	50,232	480,219
Shares repurchased	(763,744)	(7,791,468)	(711,924)	(6,935,610)
Net Increase/(Decrease)	184,165	$1,786,193	(497,482)	$(4,853,714)
Class S Shares:
Shares sold	-	$ -	-	$ 48
Reinvested dividends and distributions	4,173	41,439	1,424	13,463
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	4,173	$ 41,439	1,424	$ 13,511
Class T Shares:
Shares sold	301,264	$3,042,024	25,467	$ 245,031
Reinvested dividends and distributions	7,049	70,488	1,570	14,927
Shares repurchased	(102,214)	(1,039,377)	(120,675)	(1,162,815)
Net Increase/(Decrease)	206,099	$2,073,135	(93,638)	$ (902,857)

Janus Investment Fund	35

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 2,000,000	$ 4,450,000	$ -	$ -

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement which took effect upon consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

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Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

9. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2017 and through the date of issuance of the Fund’s consolidated financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s consolidated financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson Diversified Alternatives Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Henderson Diversified Alternatives Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from December 28, 2012 (inception date) through June 30, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 15, 2017

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Janus Henderson Diversified Alternatives Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

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Additional Information (unaudited)

nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

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Janus Henderson Diversified Alternatives Fund

Additional Information (unaudited)

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Janus Henderson Diversified Alternatives Fund

Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-

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Janus Henderson Diversified Alternatives Fund

Additional Information (unaudited)

Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

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Additional Information (unaudited)

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to

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help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

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• the terms of each New Shell Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2017, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Janus Henderson Diversified Alternatives Fund

Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

Janus Investment Fund	53

Janus Henderson Diversified Alternatives Fund

Additional Information (unaudited)

reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Henderson Diversified Alternatives Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Diversified Alternatives Fund

Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Henderson Diversified Alternatives Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Janus Henderson Diversified Alternatives Fund

Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Diversified Alternatives Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Diversified Alternatives Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Consolidated Financial Highlights” in this report.

Consolidated Schedule of Investments

Following the performance overview section is the Fund’s Consolidated Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Consolidated Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Consolidated Schedule of Investments (if applicable).

Consolidated Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Consolidated Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Consolidated Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Consolidated Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Consolidated Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
62,803,562.267	53,948,957.251	373,196.042	1,761,756.391	4,670,685.710	60,754,595.393

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
85.901	0.594	2.805	7.437	96.737	88.798	0.614	2.900	7.688	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
62,803,562.267	52,881,752.694	1,198,566.780	2,003,590.210	4,670,685.710	60,754,595.393

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
84.202	1.908	3.190	7.437	96.737	87.042	1.973	3.298	7.688	100.000

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2017:

Capital Gain Distributions	$8,677

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); and Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

74	JUNE 30, 2017

Janus Henderson Diversified Alternatives Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	75

Janus Henderson Diversified Alternatives Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Diversified Alternatives Fund	7/16-Present

Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital and Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein's Tail Risk Parity (2010-2014).

John S. Fujiwara 151 Detroit Street Denver, CO 80206 DOB: 1960	Executive Vice President and Co-Portfolio Manager Janus Henderson Diversified Alternatives Fund	12/12-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, Senior Principal at Absolute Plus Management, LLC (2006-2012).
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

76	JUNE 30, 2017

Janus Henderson Diversified Alternatives Fund

Trustees and Officers (unaudited)

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation (2012-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	77

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93018 08-17

ANNUAL REPORT June 30, 2017

Janus Henderson Dividend & Income Builder Fund (formerly named Henderson Dividend & Income Builder Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Dividend & Income Builder Fund

Janus Henderson Dividend & Income Builder Fund (unaudited)

FUND SNAPSHOT

The Janus Henderson Dividend & Income Builder Fund is a global portfolio of income-producing securities. The Fund invests primarily in dividend-paying equities, with an allocation to fixed income securities. The equity and fixed income allocation is driven by assessment of the relative attractiveness of income opportunities within each asset class and views on the broader market environment.

Within the equity allocation we seek companies that pay an attractive and sustainable dividend yield with the capability to grow over the medium to long term. The fixed income allocation is used opportunistically in the 10-30% range (with 10-15% typical) as well as to seek to protect capital when the portfolio management team thinks the macro environment dictates; this allows us to seek to reduce the beta further when appropriate.

Alex Crooke co-portfolio manager	Job Curtis co-portfolio mangers	Ben Lofthouse co-portfolio manager	Jenna Barnard co-portfolio manager	John Pattullo co-portfolio manager

PERFORMANCE

The Janus Henderson Dividend & Income Builder Fund Class I Shares returned 9.70% over the reporting period ended June 30, 2017. The Fund’s primary benchmark, MSCI World Index, returned 13.40% and its peer group, Morningstar World Allocation category, returned 7.37%.

INVESTMENT ENVIRONMENT

Global equity markets rose throughout the period, with the MSCI World Index producing a total return of 13.40% in U.S. dollars led by Europe (ex-UK). Within Europe political risk receded as centrist candidates won both the French and Netherlands elections, at the same time as broader macroeconomic data (such as unemployment figures) looked encouraging.

During the period sector performance diverged widely; cyclical sectors such as materials, financials, industrials and IT performed strongly while on the whole defensive sectors such as consumer staples, telecoms and utilities lagged. This divergence in performance was we think for two (not unrelated) reasons – largely resilient global economic data and a rise in global bond yields.

Rising bond yields over the period meant that “bond proxy” sectors, such as utilities and consumer staples, underperformed. In contrast financials have seen their margins come under pressure for many years as a result of the low bond yield environment and may stand to benefit if they can reprice some of their assets upwards in a higher yield environment.

PERFORMANCE DISCUSSION

The Fund underperformed its primary benchmark, the MSCI World Index, during the period; however the Fund met its income growth objectives. Disappointing relative performance was partially a result of the Fund’s allocation to the fixed income sub-portfolio as bond yields rose.

By region, the Fund’s overweight position in Europe (ex-UK) was a positive contributor to performance. However this was offset by the Fund’s overweight position in the UK (which underperformed) and the Fund’s underweight positons in the U.S. and Japan (both performed strongly). Both the U.S. and Japan have been lower-yielding markets and the Fund maintains an underweight position in them.

By sector, the Fund’s defensive bias was a detractor as the market favored cyclicals over the period. More broadly at the sector level the Fund’s overweight in financials (both banks and insurers) was a positive contributor to

Janus Investment Fund	1

Janus Henderson Dividend & Income Builder Fund (unaudited)

returns; examples included Natixis, ING, Synchrony Financial and Prudential.

Detractors by sector included the Fund’s overweight to telecoms. During the period under review the Fund reduced its weighting in the sector. While the sector has historically paid an attractive dividend yield, we have been disappointed by the free cash flow generation as spending requirements (such as spectrum and capital expenditure) have continued to be higher than expectations. At the stock level the largest individual detractor was marketing services provider Nielsen. As consumer goods companies have looked to reduce costs they have scaled back spending with some of their external services providers such as Nielsen, and this resulted in earnings downgrades.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We are encouraged by the recent uptick in economic growth in regions such as Europe, and see a gradual movement away from the very low interest rates seen in recent years as positive for many income paying equities. In this environment, we believe it is increasingly important to pick companies that not only pay an attractive existing dividend yield, but have the capability to grow earnings (and therefore the dividend) over time.

 Within the bond market, the default environment remains benign and against this backdrop we continue to search for stable, reliable credit stories, with a large-cap, non-cyclical bias. We expect that coupons will provide the main source of returns for the fixed income portfolio going forward.

Thank you for your investment in Janus Henderson Dividend & Income Builder Fund

2	JUNE 30, 2017

Janus Henderson Dividend & Income Builder Fund (unaudited)

Fund At A Glance

June 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Natixis SA	0.92%	Nielsen Holdings PLC	-0.53%
	ING Groep NV	0.81%	Imperial Brands PLC	-0.27%
	Prudential PLC	0.53%	Wolters Kluwer NV	-0.21%
	Microsoft Corp	0.47%	Centrica PLC	-0.17%
	JPMorgan Chase & Co	0.43%	Verizon Communications Inc	-0.14%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI World Net Index
		Contribution	(Average % of Equity)	Weighting
	Financials	1.40%	23.87%	20.51%
	Energy	0.24%	7.02%	6.66%
	Real Estate	0.01%	0.00%	0.01%
	Other**	0.01%	0.00%	0.00%
	Consumer Staples	-0.02%	13.77%	10.05%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI World Net Index
		Contribution	(Average % of Equity)	Weighting
	Telecommunication Services	-1.16%	10.13%	3.28%
	Information Technology	-0.82%	7.38%	15.14%
	Industrials	-0.80%	9.95%	11.06%
	Consumer Discretionary	-0.41%	12.53%	12.59%
	Materials	-0.19%	0.22%	5.03%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Dividend & Income Builder Fund (unaudited)

Fund At A Glance

June 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	2.9%
Pfizer Inc
Pharmaceuticals	2.4%
RELX NV
Professional Services	2.2%
Imperial Brands PLC
Tobacco	2.0%
Novartis AG
Pharmaceuticals	1.8%
11.3%

Asset Allocation - (% of Net Assets)
Common Stocks	81.5%
Corporate Bonds	12.9%
Investment Companies	4.8%
Other	0.8%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2017	As of July 31, 2016

4	JUNE 30, 2017

Janus Henderson Dividend & Income Builder Fund (unaudited)

Performance

See important disclosures on the next page.

			Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2017			per the June 5, 2017 prospectuses
	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	12.02%	8.68%	1.30%	1.15%
Class A Shares at MOP	6.38%	7.55%
Class C Shares at NAV	11.11%	7.86%	2.07%	1.92%
Class C Shares at CDSC	10.11%	7.86%
Class D Shares(1)	12.05%	8.81%	1.15%	1.00%
Class I Shares	12.29%	8.94%	1.09%	0.94%
Class N Shares	12.02%	8.82%	1.15%	1.00%
Class S Shares	11.61%	8.45%	1.50%	1.35%
Class T Shares	11.92%	8.71%	1.25%	1.10%
MSCI World Index (Net)	18.20%	11.35%
MSCI World Index (Gross)	18.86%	11.98%
Morningstar Quartile - Class I Shares	2nd	1st
Morningstar Ranking - based on total returns for World Allocation Funds	135/493	15/402

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

Janus Investment Fund	5

Janus Henderson Dividend & Income Builder Fund (unaudited)

Performance

The expense ratios shown are estimated.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson Dividend & Income Builder Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares, and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 1, 2012. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015.

Performance of Class A Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017 reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

6	JUNE 30, 2017

Janus Henderson Dividend & Income Builder Fund (unaudited)

Performance

Effective 6/5/17, the Fund’s performance is compared to the MSCI World Index net of foreign withholding taxes. Previously, the Predecessor Fund used the MSCI World Index gross of foreign withholding taxes. The net version of the benchmark is believed to more closely reflect the Fund’s investment universe.

*The Predecessor Fund’s inception date – August 1, 2012

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Dividend & Income Builder Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (2/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (2/1/17 - 6/30/17)*	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Net Annualized Expense Ratio (1/1/17 - 6/30/17)
Class A Shares	$1,000.00	$1,085.80	$5.23	$1,000.00	$1,018.74	$6.11	1.22%
Class C Shares	$1,000.00	$1,082.20	$8.64	$1,000.00	$1,014.83	$10.04	2.01%
Class D Shares	$1,000.00	$1,085.40	$0.78	$1,000.00	$1,019.59	$5.26	1.05%
Class I Shares	$1,000.00	$1,086.80	$4.33	$1,000.00	$1,019.84	$5.01	1.00%
Class N Shares	$1,000.00	$1,085.10	$4.63	$1,000.00	$1,019.44	$5.41	1.08%
Class S Shares	$1,000.00	$1,084.00	$1.07	$1,000.00	$1,017.65	$7.20	1.44%
Class T Shares	$1,000.00	$1,085.00	$0.88	$1,000.00	$1,018.89	$5.96	1.19%
*

Actual Expenses Paid During Period for Class D Shares, Class S Shares and Class T Shares reflect only the inception period for the Fund (June 5, 2017 to June 30, 2017) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 26/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period. For all other share classes, the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 150/365 (to reflect the one-half year period).

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	JUNE 30, 2017

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Corporate Bonds – 12.9%
Banking – 2.5%
Barclays Bank PLC, 6.2780%µ	$1,000,000	$1,126,300
HBOS Capital Funding LP, 6.8500%µ	100,000	102,030
Lloyds Banking Group PLC, 6.6570%µ	546,000	619,027
Royal Bank of Scotland Group PLC, 6.1000%, 6/10/23	500,000	550,856
Wachovia Capital Trust III, 5.5698%µ	1,000,000	1,005,500
		3,403,713
Capital Goods – 2.2%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.6250%, 5/15/23 (144A)	600,000	614,754
Ball Corp, 5.2500%, 7/1/25	500,000	551,875
Berry Plastics Corp, 5.1250%, 7/15/23	574,000	597,677
Crown Americas LLC / Crown Americas Capital Corp IV, 4.5000%, 1/15/23	1,000,000	1,047,500
Sealed Air Corp, 5.2500%, 4/1/23	200,000	214,500
		3,026,306
Communications – 4.7%
Altice US Finance I Corp, 5.5000%, 5/15/26	1,000,000	1,050,000
CCO Holdings LLC / CCO Holdings Capital Corp, 5.8750%, 5/1/27 (144A)	1,000,000	1,068,750
CSC Holdings LLC, 6.6250%, 10/15/25	600,000	660,060
Sirius XM Radio Inc, 6.0000%, 7/15/24	1,000,000	1,062,500
Unitymedia Hessen GmbH & Co KG / Unitymedia NRW GmbH, 5.0000%, 1/15/25	500,000	523,750
Verizon Communications Inc, 5.0120%, 4/15/49	1,024,000	1,035,597
Virgin Media Secured Finance PLC, 5.2500%, 1/15/26	1,000,000	1,040,810
		6,441,467
Consumer Cyclical – 1.1%
International Game Technology PLC, 6.2500%, 2/15/22 (144A)	480,000	524,400
Service Corp International/US, 8.0000%, 11/15/21	200,000	237,500
Service Corp International/US, 5.3750%, 5/15/24	700,000	739,305
		1,501,205
Consumer Non-Cyclical – 1.8%
Altria Group Inc, 5.3750%, 1/31/44	250,000	301,765
Aramark Services Inc, 5.1250%, 1/15/24	715,000	751,644
Aramark Services Inc, 4.7500%, 6/1/26	291,000	301,912
Imperial Brands Finance PLC, 4.2500%, 7/21/25	1,000,000	1,055,593
		2,410,914
Insurance – 0.1%
Prudential PLC, 6.5000%µ	100,000	102,516
Technology – 0.5%
Equinix Inc, 5.3750%, 4/1/23	600,000	623,250
Total Corporate Bonds (cost $17,001,456)		17,509,371
Common Stocks – 81.5%
Aerospace & Defense – 1.0%
BAE Systems PLC*	.156,389	1,290,123
Air Freight & Logistics – 2.8%
Deutsche Post AG	59,685	2,237,012
United Parcel Service Inc	13,562	1,499,822
		3,736,834
Auto Components – 0.7%
GKN PLC	214,382	910,090
Automobiles – 2.4%
General Motors Co	30,908	1,079,616
Renault SA	24,305	2,199,679
		3,279,295
Banks – 10.8%
Bank of China Ltd	4,726,000	2,318,447
BNP Paribas SA	32,176	2,317,131
ING Groep NV	129,659	2,235,857
Intesa Sanpaolo SpA	375,753	1,191,205
JPMorgan Chase & Co	12,130	1,108,682

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Banks – (continued)
Natixis SA	.301,794	$2,025,493
Sumitomo Mitsui Financial Group Inc	40,500	1,577,001
Wells Fargo & Co	34,387	1,905,384
		14,679,200
Beverages – 3.1%
Coca-Cola Co	29,484	1,322,357
Coca-Cola European Partners PLC	29,391	1,195,332
Diageo PLC	57,951	1,711,899
		4,229,588
Capital Markets – 2.6%
Blackstone Group LP	46,313	1,544,539
Credit Suisse Group AG*	43,824	633,633
Deutsche Boerse AG	13,219	1,395,176
		3,573,348
Chemicals – 0.6%
Agrium Inc	9,286	840,290
Commercial Services & Supplies – 0.9%
Societe BIC SA	9,933	1,178,584
Communications Equipment – 1.6%
Cisco Systems Inc	67,226	2,104,174
Consumer Finance – 1.0%
Cembra Money Bank AG*	13,984	1,323,126
Diversified Telecommunication Services – 5.3%
Bezeq The Israeli Telecommunication Corp Ltd	407,867	676,777
Deutsche Telekom AG	134,457	2,413,795
Orange SA	146,401	2,322,260
Telenor ASA	37,002	614,062
Verizon Communications Inc	26,116	1,166,341
		7,193,235
Electric Utilities – 2.5%
Enel SpA	319,508	1,712,732
SSE PLC	90,121	1,705,179
		3,417,911
Energy Equipment & Services – 0.3%
John Wood Group PLC	56,228	468,975
Equity Real Estate Investment Trusts (REITs) – 3.4%
Crown Castle International Corp	12,404	1,242,633
Eurocommercial Properties NV	24,691	986,473
ICADE	15,382	1,291,114
Iron Mountain Inc	33,838	1,162,674
		4,682,894
Food Products – 0.9%
Nestle SA	14,404	1,253,926
Hotels, Restaurants & Leisure – 1.5%
Las Vegas Sands Corp	19,599	1,252,180
Six Flags Entertainment Corp	13,715	817,551
		2,069,731
Industrial Conglomerates – 1.9%
CK Hutchison Holdings Ltd	118,000	1,481,197
General Electric Co	42,449	1,146,547
		2,627,744
Insurance – 4.6%
Assicurazioni Generali SpA	69,560	1,144,690
AXA SA	44,379	1,213,801
Prudential PLC	90,737	2,080,761
Standard Life PLC	349,702	1,817,432
		6,256,684

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2017

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Media – 1.5%
ITV PLC	.283,258	$669,110
NOS SGPS SA	222,748	1,351,761
		2,020,871
Oil, Gas & Consumable Fuels – 5.9%
BP PLC	288,870	1,665,668
Chevron Corp	23,207	2,421,186
Royal Dutch Shell PLC	75,821	2,011,855
Snam SpA	126,125	549,635
TOTAL SA	26,421	1,306,024
		7,954,368
Personal Products – 1.2%
Unilever NV	28,900	1,594,738
Pharmaceuticals – 9.2%
AstraZeneca PLC*	17,571	1,174,939
Bayer AG	17,406	2,250,142
Johnson & Johnson	10,063	1,331,234
Novartis AG	29,560	2,460,764
Pfizer Inc	96,468	3,240,360
Roche Holding AG	7,803	1,987,787
		12,445,226
Professional Services – 3.5%
Nielsen Holdings PLC	44,864	1,734,442
RELX NV	144,325	2,966,734
		4,701,176
Real Estate Management & Development – 0.7%
Nexity SA*	16,810	976,741
Semiconductor & Semiconductor Equipment – 1.4%
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	55,566	1,942,587
Software – 2.9%
Microsoft Corp	56,288	3,915,178
Specialty Retail – 0.5%
Best Buy Co Inc	12,327	706,707
Technology Hardware, Storage & Peripherals – 0.4%
HP Inc	34,924	610,472
Textiles, Apparel & Luxury Goods – 0.6%
Hanesbrands Inc	33,993	787,278
Tobacco – 5.0%
British American Tobacco PLC	19,540	1,331,793
Imperial Brands PLC*	59,422	2,668,430
Japan Tobacco Inc	42,000	1,474,071
Philip Morris International Inc	10,609	1,246,027
		6,720,321
Wireless Telecommunication Services – 0.8%
Vodafone Group PLC	397,978	1,128,484
Total Common Stocks (cost $100,516,757)		110,619,899
Investment Companies – 4.8%
Money Markets – 4.8%
Fidelity Investments Money Market Treasury Portfolio, 0.8327%ºº (cost $6,556,967)	6,556,967	6,556,967
Total Investments (total cost $124,075,180) – 99.2%		134,686,237
Cash, Receivables and Other Assets, net of Liabilities – 0.8%		1,069,013
Net Assets – 100%		$135,755,250

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$51,676,086	38.4%
United Kingdom	24,415,347	18.1
France	14,830,827	11.0
Netherlands	9,795,657	7.3
Germany	8,819,875	6.5
Switzerland	7,659,236	5.7
Italy	4,598,262	3.4
Japan	3,051,072	2.3
China	2,318,447	1.7
Taiwan	1,942,587	1.4
Hong Kong	1,481,197	1.1
Portugal	1,351,761	1.0
Canada	840,290	0.6
Israel	676,777	0.5
Ireland	614,754	0.5
Norway	614,062	0.5

Total	$134,686,237	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
BNP Paribas:
British Pound	7/26/17	5,277,849	$6,878,542	$(118,471)
Euro	7/26/17	7,099,267	8,118,344	(155,966)
Total			$14,996,886	$(274,437)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2017

Janus Henderson Dividend & Income Builder Fund

Notes to Schedule of Investments and Other Information

MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2017 is $2,207,904, which represents 1.6% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Corporate Bonds	$-	$17,509,371	$-
Common Stocks	110,619,899	-	-
Investment Companies	6,556,967	-	-
Total Assets	$117,176,866	$17,509,371	$-
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$274,437	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	13

Janus Henderson Dividend & Income Builder Fund

Statement of Assets and Liabilities

June 30, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$124,075,180
Investments, at value	134,686,237
Cash	444,407
Cash denominated in foreign currency(1)	44,334
Non-interested Trustees' deferred compensation	2,414
Receivables:
Investments sold	296,042
Interest	256,841
Dividends	252,336
Foreign tax reclaims	177,461
Fund shares sold	93,433
Other assets	21,450
Total Assets	136,274,955
Liabilities:
Forward currency contracts	274,437
Payables:	—
Advisory fees	89,723
Fund shares repurchased	62,590
12b-1 Distribution and shareholder servicing fees	33,004
Professional fees	30,938
Transfer agent fees and expenses	17,552
Non-interested Trustees' deferred compensation fees	2,414
Custodian fees	2,085
Fund administration fees	1,290
Non-interested Trustees' fees and expenses	1,062
Accrued expenses and other payables	4,610
Total Liabilities	519,705
Net Assets	$135,755,250

See Notes to Financial Statements.

14	JUNE 30, 2017

Janus Henderson Dividend & Income Builder Fund

Statement of Assets and Liabilities

June 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$124,848,510
Undistributed net investment income/(loss)	1,147,435
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(578,172)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	10,337,477
Total Net Assets	$135,755,250
Net Assets - Class A Shares	$25,824,240
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,995,335
Net Asset Value Per Share(2)	$12.94
Maximum Offering Price Per Share(3)	$13.73
Net Assets - Class C Shares	$30,670,681
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,393,489
Net Asset Value Per Share(2)	$12.81
Net Assets - Class D Shares	$471,899
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	36,486
Net Asset Value Per Share	$12.93
Net Assets - Class I Shares	$78,630,000
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,076,792
Net Asset Value Per Share	$12.94
Net Assets - Class N Shares	$49,781
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,856
Net Asset Value Per Share	$12.91
Net Assets - Class S Shares	$49,338
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,816
Net Asset Value Per Share	$12.93
Net Assets - Class T Shares	$59,311
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,586
Net Asset Value Per Share	$12.93

(1) Includes cost of $44,300. (2) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Dividend & Income Builder Fund

Statements of Operations

See footnotes at the end of the Statement.

	Period ended June 30, 2017(1)	Year ended July 31, 2016(2)(3)
Investment Income:
Dividends	$5,272,585	$3,791,828
Interest	815,382	607,225
Other income	3,942	—
Foreign tax withheld	(406,839)	(277,105)
Total Investment Income	5,685,070	4,121,948
Expenses:
Advisory fees	892,688	682,124
12b-1Distribution and shareholder servicing fees:
Class A Shares	68,829	75,735
Class C Shares	302,021	244,146
Class S Shares	10	—
Transfer agent administrative fees and expenses:
Class A Shares	—	7,261
Class C Shares	—	5,855
Class D Shares	32	—
Class I Shares	—	8,632
Class N Shares	—	64
Class S Shares	10	—
Class T Shares	10	—
Transfer agent networking and omnibus fees:
Class A Shares	8,675	11,776
Class C Shares	15,340	13,540
Class I Shares	29,664	22,092
Other transfer agent fees and expenses:
Class A Shares	5,422	5,340
Class C Shares	6,520	5,258
Class I Shares	10,081	6,228
Class N Shares	502	396
Registration fees	54,435	51,461
Professional fees	37,326	38,564
Fund administration fees	27,331	—
Shareholder reports expense	10,236	13,082
Custodian fees	32,629	25,347
Non-interested Trustees’ fees and expenses	4,552	2,819
Other expenses	38,341	40,291
Total Expenses	1,544,654	1,260,011
Less: Excess Expense Reimbursement	(296)	(2,345)
Net Expenses	1,544,358	1,257,666
Net Investment Income/(Loss)	4,140,712	2,864,282

See Notes to Financial Statements.

16	JUNE 30, 2017

Janus Henderson Dividend & Income Builder Fund

Statements of Operations

	Period ended June 30, 2017(1)	Year ended July 31, 2016(2)(3)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$1,660,388	$(1,888,832)
Total Net Realized Gain/(Loss) on Investments	1,660,388	(1,888,832)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	6,376,130	2,134,525
Total Change in Unrealized Net Appreciation/Depreciation	6,376,130	2,134,525
Net Increase/(Decrease) in Net Assets Resulting from Operations	$12,177,230	$3,109,975

(1) Period from June 5, 2017 (inception date) through June 30, 2017 for Class D Shares, Class S Shares and Class T Shares.

(2) Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

(3) Certain prior year amounts have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Dividend & Income Builder Fund

Statements of Changes in Net Assets

	Period ended June 30, 2017(1)	Year ended July 31, 2016(2)(3)	Year ended July 31, 2015(3)

Operations:
Net investment income/(loss)	$4,140,712	$2,864,282	$1,108,356
Net realized gain/(loss) on investments	1,660,388	(1,888,832)	(357,556)
Change in unrealized net appreciation/depreciation	6,376,130	2,134,525	1,058,577
Net Increase/(Decrease) in Net Assets Resulting from Operations	12,177,230	3,109,975	1,809,377
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(821,245)	(868,814)	(401,124)
Class C Shares	(693,252)	(547,913)	(199,615)
Class D Shares	(3,726)	N/A	N/A
Class I Shares	(2,076,324)	(1,120,978)	(464,983)
Class N Shares	(7,195)	(8,044)	N/A
Class S Shares	(466)	N/A	N/A
Class T Shares	(565)	N/A	N/A
Total Dividends from Net Investment Income	(3,602,773)	(2,545,749)	(1,065,722)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	—	—	(223,750)
Class C Shares	—	—	(157,527)
Class I Shares	—	—	(188,967)
Total Distributions from Net Realized Gain from Investment Transactions	—	—	(570,244)
Net Decrease from Dividends and Distributions to Shareholders	(3,602,773)	(2,545,749)	(1,635,966)
Capital Share Transactions:
Class A Shares	(16,630,544)	24,280,254	1,726,991
Class C Shares	(4,742,089)	19,255,636	9,155,941
Class D Shares	479,492	N/A	N/A
Class I Shares	27,280,884	22,396,737	16,115,976
Class N Shares	(370,933)	394,912	—
Class S Shares	50,476	N/A	N/A
Class T Shares	60,575	N/A	N/A
Net Increase/(Decrease) from Capital Share Transactions	6,127,861	66,327,539	26,998,908
Net Increase/(Decrease) in Net Assets	14,702,318	66,891,765	27,172,319
Net Assets:
Beginning of period	121,052,932	54,161,167	26,988,848
End of period	$135,755,250	$121,052,932	$54,161,167

Undistributed Net Investment Income/(Loss)	$1,147,435	$606,452	$314,188

(1) Period from June 5, 2017 (inception date) through June 30, 2017 for Class D Shares, Class S Shares and Class T Shares.

(2) Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

(3) Certain prior year amounts have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

See Notes to Financial Statements.

18	JUNE 30, 2017

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended June 30, 2017 and each year or period ended July 31	2017(1)	2016	2015		2014	2013(2)
Net Asset Value, Beginning of Period	$12.16	$12.50	$12.57		$11.40	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.38	0.40	0.35		0.40	0.33
Net realized and unrealized gain/(loss)	0.75	(0.40)(4)	0.11		1.10	1.33
Total from Investment Operations	1.13	—	0.46		1.50	1.66
Less Dividends and Distributions:
Dividends (from net investment income)	(0.35)	(0.34)	(0.33)		(0.31)	(0.26)
Distributions (from capital gains)	—	—	(0.20)		(0.02)	—
Total Dividends and Distributions	(0.35)	(0.34)	(0.53)		(0.33)	(0.26)
Net Asset Value, End of Period	$12.94	$12.16	$12.50		$12.57	$11.40
Total Return*	9.44%	0.19%	3.81%		13.26%	16.79%
Net Assets, End of Period (in thousands)	$25,824	$40,869	$15,959		$14,308	$1,891
Average Net Assets for the Period (in thousands)	$29,932	$30,357	$15,010		$12,099	$327
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.23%	1.27%(5)	1.46%		1.94%	7.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.23%	1.27%(6)	1.30%		1.30%	1.30%
Ratio of Net Investment Income/(Loss)	3.36%	3.37%(7)	2.84%		3.20%	2.98%
Portfolio Turnover Rate	55%	39%	26%		78%	188%
				1

Class C Shares
For a share outstanding during the period ended June 30, 2017 and each year or period ended July 31	2017(1)	2016	2015	2014	2013(2)
Net Asset Value, Beginning of Period	$12.05	$12.40	$12.49	$11.35	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.30	0.30	0.26	0.30	0.25
Net realized and unrealized gain/(loss)	0.73	(0.39)(4)	0.10	1.10	1.33
Total from Investment Operations	1.03	(0.09)	0.36	1.40	1.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.26)	(0.25)	(0.24)	(0.23)
Distributions (from capital gains)	—	—	(0.20)	(0.02)	—
Total Dividends and Distributions	(0.27)	(0.26)	(0.45)	(0.26)	(0.23)
Net Asset Value, End of Period	$12.81	$12.05	$12.40	$12.49	$11.35
Total Return*	8.62%	(0.58)%	3.00%	12.45%	15.94%
Net Assets, End of Period (in thousands)	$30,671	$33,327	$13,846	$4,525	$463
Average Net Assets for the Period (in thousands)	$32,821	$24,477	$10,077	$2,561	$128
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.01%	2.04%(5)	2.23%	2.68%	8.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.01%	2.03%(6)	2.05%	2.05%	2.05%
Ratio of Net Investment Income/(Loss)	2.68%	2.55%(7)	2.15%	2.38%	2.32%
Portfolio Turnover Rate	55%	39%	26%	78%	188%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) The Fund changed its fiscal year end from July 31 to June 30 effective June 30, 2017.

(2) Period from August 1, 2012 (inception date) through July 31, 2013.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

(4) This amount does not agree with the change in the aggregate gains and losses in the Fund's securities for the year or period due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's securities.

(5) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.02% higher had the custodian not reimbursed the Fund.

(6) The Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(7) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended June 30	2017(1)
Net Asset Value, Beginning of Period	$13.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.04
Net realized and unrealized gain/(loss)	(0.17)(3)
Total from Investment Operations	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)
Distributions (from capital gains)	—
Total Dividends and Distributions	(0.12)
Net Asset Value, End of Period	$12.93
Total Return*	(0.96)%
Net Assets, End of Period (in thousands)	$472
Average Net Assets for the Period (in thousands)	$343
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%
Ratio of Net Investment Income/(Loss)	4.27%
Portfolio Turnover Rate	55%

Class I Shares
For a share outstanding during the period ended June 30, 2017 and each year or period ended July 31	2017(4)	2016	2015	2014	2013(5)
Net Asset Value, Beginning of Period	$12.16	$12.49	$12.57	$11.39	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.45	0.40	0.39	0.44	0.46
Net realized and unrealized gain/(loss)	0.71	(0.37)(3)	0.09	1.09	1.22
Total from Investment Operations	1.16	0.03	0.48	1.53	1.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.36)	(0.36)	(0.33)	(0.29)
Distributions (from capital gains)	—	—	(0.20)	(0.02)	—
Total Dividends and Distributions	(0.38)	(0.36)	(0.56)	(0.35)	(0.29)
Net Asset Value, End of Period	$12.94	$12.16	$12.49	$12.57	$11.39
Total Return*	9.70%	0.48%	3.97%	13.56%	17.01%
Net Assets, End of Period (in thousands)	$78,630	$46,454	$24,356	$8,156	$1,463
Average Net Assets for the Period (in thousands)	$66,190	$36,087	$14,987	$4,251	$1,982
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	1.04%(6)	1.24%	1.66%	7.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	1.04%(7)	1.05%	1.05%	1.05%
Ratio of Net Investment Income/(Loss)	3.97%	3.37%(8)	3.13%	3.50%	4.18%
Portfolio Turnover Rate	55%	39%	26%	78%	188%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(4) The Fund changed its fiscal year end from July 31 to September 30 effective June 30, 2017.

(5) Period from August 1, 2012 (inception date) through July 31, 2013.

(6) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.02% higher had the custodian not reimbursed the Fund.

(7) The Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(8) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

20	JUNE 30, 2017

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended June 30, 2017 and the period ended July 31, 2016	2017(1)	2016(2)
Net Asset Value, Beginning of Period	$12.17	$11.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.40	0.28
Net realized and unrealized gain/(loss)	0.73	0.17
Total from Investment Operations	1.13	0.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.23)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.39)	(0.23)
Net Asset Value, End of Period	$12.91	$12.17
Total Return*	9.44%	3.93%
Net Assets, End of Period (in thousands)	$50	$403
Average Net Assets for the Period (in thousands)	$281	$406
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	1.09%(4)
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	1.03%(5)
Ratio of Net Investment Income/(Loss)	3.58%	3.51%(6)
Portfolio Turnover Rate	55%	39%

Class S Shares
For a share outstanding during the period ended June 30	2017(7)
Net Asset Value, Beginning of Period	$13.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.03
Net realized and unrealized gain/(loss)	(0.16)(8)
Total from Investment Operations	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)
Distributions (from capital gains)	—
Total Dividends and Distributions	(0.12)
Net Asset Value, End of Period	$12.93
Total Return*	(0.97)%
Net Assets, End of Period (in thousands)	$49
Average Net Assets for the Period (in thousands)	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.44%
Ratio of Net Investment Income/(Loss)	3.22%
Portfolio Turnover Rate	55%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) The Fund changed its fiscal year end from July 31 to June 30 effective June 30, 2017.

(2) Period from November 30, 2015 (inception date) through July 31, 2016.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

(4) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.02% higher had the custodian not reimbursed the Fund.

(5) The Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(6) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

(7) Period from June 5, 2017 (inception date) through June 30, 2017.

(8) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended June 30	2017(1)
Net Asset Value, Beginning of Period	$13.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.03
Net realized and unrealized gain/(loss)	(0.16)(3)
Total from Investment Operations	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)
Distributions (from capital gains)	—
Total Dividends and Distributions	(0.12)
Net Asset Value, End of Period	$12.93
Total Return*	(0.96)%
Net Assets, End of Period (in thousands)	$59
Average Net Assets for the Period (in thousands)	$52
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%
Ratio of Net Investment Income/(Loss)	3.48%
Portfolio Turnover Rate	55%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

22	JUNE 30, 2017

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Dividend & Income Builder Fund (formerly named Henderson Dividend & Income Builder Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to provide current income from a portfolio of securities that exceeds the average yield on global stocks, and aims to provide a growing stream of income per share over time. The Fund's secondary objective is to seek to provide long-term capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Dividend & Income Builder Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The shareholders of the Predecessor Fund received shares of the Fund immediately prior to the Reorganization at the following conversion ratios:

Predecessor Fund Share Class Prior to Reorganization	Predecessor Fund Shares Prior to Reorganization	Conversion Ratio	New Share Class Issued by the Fund	New Shares Issued by the Fund
Class A	2,007,432	1.00	Class A	2,007,432
Class C	2,400,189	1.00	Class C	2,400,189
Class I	6,016,852	1.00	Class I	6,016,852
Class R6	21,267	1.00	Class N	21,267

The Reorganization was treated as a tax-free exchange for federal income tax purposes, and accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Predecessor Fund as of the date of the Reorganization.

The net assets and composition of net assets of the Fund and the Predecessor Fund on June 2, 2017, were as follows:

	Fund	Predecessor Fund	Combined Funds
Paid-in-Capital	$-	$123,956,927	$123,956,927
Accumulated Net Investment Income	$-	$2,064,166	$2,064,166
Accumulated Net Realized Gain	$-	$(215,013)	$(215,013)
Net Unrealized Appreciation	$-	$12,109,651	$12,109,651
Net Assets	$-	$137,915,731	$137,915,731
Cost of Investments	$-	$121,060,782	$121,060,782

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the fiscal year ended July 31, 2016, and prior periods, the audit of those financial statements were performed by auditors different from the auditors of this report.

Janus Investment Fund	23

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

The last fiscal year end of the Predecessor Fund was July 31, 2016. Subsequent to July 31, 2016, the Fund changed its fiscal year end to June 30, 2017, to reflect the fiscal year end of certain funds of the Trust. Certain prior year amounts reflected on the Statements of Operations and Statements of Changes in Net Assets have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D shares are closed to new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange

24	JUNE 30, 2017

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

(“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Janus Investment Fund	25

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed quarterly for the fund. Realized capital gains, if any are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

26	JUNE 30, 2017

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

Janus Investment Fund	27

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk. The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

During the period ended June 30, 2017, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $1,164,923 and $15,667,133, respectively.

28	JUNE 30, 2017

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2017

Currency Contracts

Liability Derivatives:
Forward currency contracts	$274,437

(a) Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended June 30, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended June 30, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Investments and foreign currency transactions	$ 258,225	(a)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$(148,054)	(a)

(a)	Amounts relate to forward currency contracts.
(b) Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statements of Operations for the year ended July 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statements of Operations for the year ended July 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Investments and foreign currency transactions	$1,011,874	(a)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$ (126,383)	(a)

(a)	Amounts relate to forward currency contracts.
(b) Amounts relate to purchased options.

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Janus Investment Fund	29

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery

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Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2017” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Liabilities and Derivative Liabilities

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$274,437	$—	$—	$274,437

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real

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Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $1 Billion	0.75
Next $1 Billion	0.65
Above $2 Billion	0.55

Prior to the Reorganization, the Fund paid Henderson Global Investors (North America) Inc. (“HGINA”), the Predecessor Fund’s investment advisor. The following table reflects the Predecessor Fund’s investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $1 Billion	0.75
Next $1 Billion	0.65
Above $2 Billion	0.55

Henderson Investment Management Limited (“HIML”) serves as subadviser to the Fund. As subadviser, HIML provides day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML is an affiliate of Janus Capital through a common parent company.

Janus Capital pays HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Prior to the Reorganization, HGINA engaged Henderson Investment Management Limited (“HIML”) to act as the investment sub-adviser to the Predecessor Fund. The sub-advisers provided research, advice and recommendations with respect to the purchase and sale of securities and made investment decisions regarding assets of the Predecessor Fund subject to the oversight of the Predecessor Fund’s Board of Trustees and the Predecessor Fund’s Adviser. No additional fees were charged to the Predecessor Fund for services of the sub-advisers as these fees were paid from the fees earned by HGINA.

Janus Capital has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed the annual rate of 0.84% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2018. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For the year ended July 31, 2016 and the period prior to the Reorganization, HGINA agreed to waive or limit its management fee and, if necessary, to reimburse expenses of the Predecessor Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, but excluding any acquired fund fees and expenses

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Notes to Financial Statements

as a result of investing in other funds, as a percentage of average daily net assets was 1.30%, 2.05%, 1.05%, and 1.05% for Class A, Class C, Class I, and Class R6, respectively.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Prior to the Reorganization, shares of the Predecessor Fund were often purchased through financial intermediaries who were agents of the Predecessor Fund for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Predecessor Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Predecessor Fund reimbursed HGINA for such fees within limits specified by the Predecessor Fund’s Board of Trustees. The fees were incurred at the class level based on activity, asset levels and/or number of accounts and are included in “Transfer agent networking and omnibus fees” on the Statements of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors LLC (“Janus Distributors”), a wholly-owned

Janus Investment Fund	33

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Prior to the Reorganization, the Predecessor Fund’s Trust adopted a distribution plan for Class A and Class C shares of the Predecessor Fund in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Predecessor Fund paid the distributor an annual fee of 0.25% of the average daily net assets attributable to Class A shares, and annual fee of 1.00% of the average daily net assets attributable to Class C shares. The 12b-1 Plan was used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution services to the Predecessor Fund and their shareholders.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Janus Capital provides office space for the Fund. Some expenses related to compensation payable to the Janus Henderson funds’ Chief Compliance Officer and compliance staff are shared with the Fund. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,736 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2017.

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Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

Prior to the Reorganization, certain officers and trustees of the Predecessor Fund’s Trust were also officers of HGINA. None of the Predecessor Fund’s Trust’s officers, other than the Chief Compliance Officer, were compensated by the Predecessor Fund’s Trust. The Predecessor Fund’s Trust made no direct payments to the trustees affiliated with HGINA. Fees paid to trustees are reflected as “Non-interested Trustees’ fees and expenses” on the Statements of Operations. The Predecessor Fund paid part of the full compensation paid to the Predecessor Fund’s Chief Compliance Officer. This compensation, together with other compliance-related costs, is reflected as “Other expenses” in the Statements of Operations.

Prior to the Reorganization, State Street served as the administrator for the Predecessor Fund. As compensation for the administrative services provided by State Street, the Predecessor Fund paid State Street an annual administration fee based upon a percentage of the average net assets of the Predecessor Fund.

In December 2015, the Predecessor Fund’s custodian, SSB, announced that it had identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed “out-of-pocket” (OOP) costs, during and 18-year period from 1998 until early November 2015. The issue was the result of an inaccurate billing rate that was not subsequently reviewed or adjusted. Over time, as volumes increased or costs decreased, the gap between the amount SSB charged as a pass-through expense to clients and the actual cost grew. As OOP charges are not subject to a clear fee schedule, clients largely had no ability to identify the issue. The amount of the differences in what was and what should have been charged, plus interest, was paid back to clients in July 2016 as a reimbursement. The Predecessor Fund’s Trust commenced operations in 2001 and all currently active funds within the Predecessor Fund’s Trust were impacted by this matter. SSB reimbursed the Predecessor Fund directly, which was recognized as a change in accounting estimate and was reflected as an offset to the July 31, 2016 annual period custody expense and resulted in a decrease in gross expenses incurred. Pursuant to the expense limitations, certain sub-scale funds experienced investment advisor fee waivers during the July 31, 2016 annual period. Accordingly, the reduction in the July 31, 2016 annual period custody expense was offset by a reduction in the July 31, 2016 annual period expense waivers, thereby resulting in no net expense or net asset impact. To the extent there were no July 31, 2016 annual period expense waivers, the reduction in the July 31, 2016 annual period custody expense resulted in lower net expenses and a positive net asset impact. The reduction to the July 31, 2016 custody expense was $16,719. The reduction to the July 31, 2016 waiver/reimbursement was $(11,374). The net investment income and net asset impact for July 31, 2016 was $5,345.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended June 30, 2017, Janus Distributors retained upfront sales charges of $5,001.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended June 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended June 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $7,328.

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Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,154,606	$ -	$ (875,255)	$ -	$ -	$ (2,022)	$ 10,629,411

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the period ended June 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ -	$ (875,255)	$ (875,255)

During the period ended June 30, 2017, capital loss carryovers of $1,437,651 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 124,056,826	$12,580,089	$ (1,950,678)	$ 10,629,411

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the period ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,602,773	$ -	$ -	$ -

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Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

For the year ended July 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,545,749	$ -	$ -	$ -

For the year ended July 31, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,358,317	$ 277,649	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 3,044	$ (3,044)

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Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

6. Capital Share Transactions

	Period ended June 30, 2017(1)		Year ended July 31, 2016(2)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	754,911	$ 9,122,480	2,785,583	$32,547,025
Reinvested dividends and distributions	61,530	760,901	70,083	802,945
Shares repurchased	(2,181,055)	(26,513,925)	(772,776)	(9,069,716)
Net Increase/(Decrease)	(1,364,614)	$(16,630,544)	2,082,890	$24,280,254
Class C Shares:
Shares sold	834,857	$ 9,909,376	2,400,976	$27,918,336
Reinvested dividends and distributions	50,464	619,971	42,557	482,691
Shares repurchased	(1,257,449)	(15,271,436)	(794,960)	(9,145,391)
Net Increase/(Decrease)	(372,128)	$ (4,742,089)	1,648,573	$19,255,636
Class D Shares:
Shares sold	36,199	$ 475,766	-	$ -
Reinvested dividends and distributions	287	3,726	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	36,486	$ 479,492	N/A	N/A
Class I Shares:
Shares sold	4,236,743	$ 51,301,987	3,995,617	$47,186,699
Reinvested dividends and distributions	159,418	1,982,927	93,605	1,071,929
Shares repurchased	(2,138,860)	(26,004,030)	(2,219,176)	(25,861,891)
Net Increase/(Decrease)	2,257,301	$ 27,280,884	1,870,046	$22,396,737
Class N Shares:
Shares sold	8,803	$ 110,868	37,520	$ 447,689
Reinvested dividends and distributions	592	7,195	696	8,044
Shares repurchased	(38,651)	(488,996)	(5,104)	(60,821)
Net Increase/(Decrease)	(29,256)	$ (370,933)	33,112	$ 394,912
Class S Shares:
Shares sold	3,780	$ 50,010	-	$ -
Reinvested dividends and distributions	36	466	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	3,816	$ 50,476	N/A	N/A
Class T Shares:
Shares sold	4,543	$ 60,010	-	$ -
Reinvested dividends and distributions	43	565	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	4,586	$ 60,575	N/A	N/A
(1)	Period from June 5, 2017 (inception date) through June 30, 2017 for Class D Shares, Class S Shares and Class T Shares.
(2)	Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

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Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

Year ended July 31, 2015	Shares	Amount

Class A Shares:
Shares sold	724,925	$ 8,893,558
Reinvested dividends and distributions	45,920	562,190
Shares repurchased	(631,636)	(7,728,757)
Net Increase/(Decrease)	139,209	$ 1,726,991
Class C Shares:
Shares sold	891,229	$10,821,649
Reinvested dividends and distributions	24,863	302,228
Shares repurchased	(161,375)	(1,967,936)
Net Increase/(Decrease)	754,717	$ 9,155,941
Class I Shares:
Shares sold	1,643,065	$20,292,092
Reinvested dividends and distributions	51,690	632,260
Shares repurchased	(394,096)	(4,808,376)
Net Increase/(Decrease)	1,300,659	$16,115,976

7. Purchases and Sales of Investment Securities

For the period ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$73,955,864	$ 68,221,543	$ -	$ -

For the year ended July 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$98,657,939	$ 34,445,454	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

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Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

9. Merger Related Matters

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Dividend & Income Builder Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Dividend & Income Builder Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson Dividend & Income Builder Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson Dividend & Income Builder Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of June 30, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period from August 1, 2016 through June 30, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of and for each of the years ended July 31, 2016 and 2015, and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the statement of operations, the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Denver, Colorado
August 15, 2017

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

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Additional Information (unaudited)

nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

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Additional Information (unaudited)

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to

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Additional Information (unaudited)

help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

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Additional Information (unaudited)

• the terms of each New Shell Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2017, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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Additional Information (unaudited)

approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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Additional Information (unaudited)

reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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Additional Information (unaudited)

reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders[1] were held on April 6, 2017, and adjourned and reconvened on May 17, 2017 and May 25, 2017 (together, the "meeting"). At the meeting, the following matter was voted on and approved by shareholders. Each vote and fractional vote reported represents one whole or fractional share, respectively, held on the record date for the meeting. The results of the meeting are noted below.

Proposal

1. To approve an Agreement and Plan of Reorganization, which provides for the transfer of all of the assets and all the liabilities of Henderson Dividend & Income Builder Fund into Janus Henderson Dividend & Income Builder Fund, a corresponding series of Janus Investment Fund, in exchange for shares of beneficial interest of Janus Henderson Dividend & Income Builder Fund.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
11,249,026.918	5,550,463.471	53,580.761	121,770.500	0.000	5,725,814.732

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
49.342	0.476	1.082	0.306	50.901	96.938	0.936	2.127	0.000	100.000

[1]Shareholders of Henderson Global Funds series portfolios.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the period ended June 30, 2017:

Foreign Taxes Paid	$477,469
Foreign Source Income	$4,196,336
Dividends Received Deduction Percentage	83%
Qualified Dividend Income Percentage	100%

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); and Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation (2012-2017).

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Trustees and Officers (unaudited)

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93075 08-17

ANNUAL REPORT June 30, 2017

Janus Henderson Emerging Markets Managed Volatility Fund (formerly named INTECH Emerging Markets Managed Volatility Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Emerging Markets Managed Volatility Fund

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	sub-advised by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2017, Janus Henderson Emerging Markets Managed Volatility Fund returned 11.93% for its Class I Shares. This compares to the 23.75% return posted by the MSCI Emerging Markets Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI Emerging Markets Index. INTECH’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The Janus Henderson Emerging Markets Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the standard deviation of the portfolio depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

Led by riskier segments of the market, the MSCI Emerging Markets Index posted a return of 23.75% for the 12-month period ending June 30, 2017. Janus Henderson Emerging Markets Managed Volatility Fund underperformed the MSCI Emerging Markets Index over the period and generated a return of 11.93%.

The Fund’s defensive positioning acted as a significant headwind to relative performance as investors’ risk appetites increased in the emerging equity markets. On average, the Fund was overweight lower beta stocks, or stocks with lower sensitivity to market movements. During the period higher beta stocks significantly outperformed lower beta stocks as well as the overall market, on average. Consequently, the Fund’s overweight to lower beta stocks detracted from the Fund’s relative return for the period.

An overall decrease in market diversity over the period reflected a change in the distribution of capital, in which larger cap stocks outperformed smaller cap stocks on average within the MSCI Emerging Markets Index. The Janus Henderson Emerging Markets Managed Volatility Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, was negatively impacted by the overall decrease in market diversity over the period.

The Fund’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. The Fund’s overall active sector positioning detracted from relative performance during the period. Specifically, an average underweight to the information technology sector, which was the strongest performing sector during the period, as well as average overweight allocations to the telecommunication services and consumer staples sectors, detracted from the Fund’s relative performance during the period.

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Janus Investment Fund	1

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in Janus Henderson Emerging Markets Managed Volatility Fund.

2	JUNE 30, 2017

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Fund At A Glance

June 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
Chunghwa Telecom Co Ltd
Diversified Telecommunication Services	3.2%
Geely Automobile Holdings Ltd
Automobiles	2.1%
New Oriental Education & Technology Group Inc (ADR)
Diversified Consumer Services	1.9%
Country Garden Holdings Co Ltd
Real Estate Management & Development	1.7%
NetEase Inc (ADR)
Internet Software & Services	1.6%
10.5%

Asset Allocation - (% of Net Assets)
Common Stocks	98.1%
Preferred Stocks	1.3%
Investment Companies	0.7%
Other	(0.1)%
100.0%

Emerging markets comprised 99.5% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2017	As of June 30, 2016

Janus Investment Fund	3

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

			Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2017			per the October 28, 2016 prospectuses
	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	11.64%	2.96%	10.45%	1.40%
Class A Shares at MOP	5.20%	0.58%
Class C Shares at NAV	10.85%	2.17%	11.27%	2.20%
Class C Shares at CDSC	9.85%	2.17%
Class D Shares(1)	11.70%	3.06%	10.37%	1.28%
Class I Shares	11.93%	3.21%	9.40%	1.13%
Class S Shares	11.52%	2.84%	10.67%	1.62%
Class T Shares	11.78%	3.09%	10.37%	1.37%
MSCI Emerging Markets Index	23.75%	6.36%
Morningstar Quartile - Class I Shares	4th	4th
Morningstar Ranking - based on total returns for Diversified Emerging Markets Funds	784/845	581/754

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2017.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

4	JUNE 30, 2017

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Performance

INTECH's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

* The Fund’s inception date – December 17, 2014

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Net Annualized Expense Ratio (1/1/17 - 6/30/17)
Class A Shares	$1,000.00	$1,163.30	$7.19	$1,000.00	$1,018.15	$6.71	1.34%
Class C Shares	$1,000.00	$1,160.00	$11.25	$1,000.00	$1,014.38	$10.49	2.10%
Class D Shares	$1,000.00	$1,164.60	$6.76	$1,000.00	$1,018.55	$6.31	1.26%
Class I Shares	$1,000.00	$1,165.70	$6.34	$1,000.00	$1,018.94	$5.91	1.18%
Class S Shares	$1,000.00	$1,163.30	$7.88	$1,000.00	$1,017.50	$7.35	1.47%
Class T Shares	$1,000.00	$1,164.40	$6.55	$1,000.00	$1,018.74	$6.11	1.22%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – 98.1%
Aerospace & Defense – 0.3%
AviChina Industry & Technology Co Ltd	.12,000	$7,040
Embraer SA	1,600	7,309
		14,349
Airlines – 0.5%
Air China Ltd	14,000	14,435
Latam Airlines Group SA	1,092	12,157
		26,592
Auto Components – 0.6%
Bharat Forge Ltd	224	3,787
Fuyao Glass Industry Group Co Ltd (144A)	7,600	29,106
		32,893
Automobiles – 4.3%
Bajaj Auto Ltd	46	1,987
Brilliance China Automotive Holdings Ltd	22,000	40,071
Dongfeng Motor Group Co Ltd	14,000	16,551
Geely Automobile Holdings Ltd	55,000	118,634
Great Wall Motor Co Ltd	2,500	3,087
Guangzhou Automobile Group Co Ltd	4,000	7,019
Maruti Suzuki India Ltd	428	47,797
		235,146
Banks – 15.1%
Abu Dhabi Commercial Bank PJSC	2,544	4,829
Agricultural Bank of China Ltd	40,000	18,906
Akbank TAS	517	1,440
Alior Bank SA*	532	8,868
AMMB Holdings Bhd	7,300	8,304
Axis Bank Ltd	746	5,972
Banco de Chile	163,286	21,423
Banco do Brasil SA	800	6,473
Banco Santander Brasil SA	3,200	24,152
Banco Santander Chile	254,279	16,209
Bank Central Asia Tbk PT	30,200	41,062
Bank Mandiri Persero Tbk PT	1,400	1,334
Bank Negara Indonesia Persero Tbk PT	15,000	7,412
Bank of the Philippine Islands	2,660	5,483
Bank Pekao SA	192	6,469
Capitec Bank Holdings Ltd	74	4,699
Chang Hwa Commercial Bank Ltd	45,000	25,817
China Development Financial Holding Corp	6,000	1,742
Chongqing Rural Commercial Bank Co Ltd	13,000	8,775
CTBC Financial Holding Co Ltd	21,240	13,931
DGB Financial Group Inc	338	3,487
Dubai Islamic Bank PJSC	10,710	16,594
E.Sun Financial Holding Co Ltd	49,815	30,627
First Abu Dhabi Bank PJSC	25,343	72,440
First Financial Holding Co Ltd	36,919	24,701
Grupo Financiero Banorte SAB de CV	900	5,723
Grupo Financiero Inbursa SAB de CV	1,800	3,075
Grupo Financiero Santander Mexico SAB de CV	2,500	4,834
Hana Financial Group Inc	553	21,875
Hua Nan Financial Holdings Co Ltd	9,000	5,223
Industrial Bank of Korea	411	5,120
Itausa - Investimentos Itau SA	600	1,634
Kasikornbank PCL	1,200	7,049
KB Financial Group Inc	498	25,120
Krung Thai Bank PCL	66,300	36,703
Malayan Banking Bhd	1,700	3,816
Masraf Al Rayan QSC	2,602	28,210
mBank SA*	45	5,614

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – (continued)
Banks – (continued)
Mega Financial Holding Co Ltd	.19,000	$15,804
Moneta Money Bank AS	1,916	6,422
OTP Bank PLC	1,281	42,898
Powszechna Kasa Oszczednosci Bank Polski SA*	1,568	14,587
Public Bank Bhd	11,400	53,996
Qatar Islamic Bank SAQ	568	14,427
Qatar National Bank QPSC	1,044	36,723
Shinhan Financial Group Co Ltd	56	2,413
Siam Commercial Bank PCL	2,300	10,532
State Bank of India	6,540	27,691
Taishin Financial Holding Co Ltd	13,940	6,348
Taiwan Cooperative Financial Holding Co Ltd	51,057	27,110
Turkiye Garanti Bankasi AS	2,540	7,069
Turkiye Is Bankasi	2,282	4,833
Woori Bank	1,185	19,113
Yes Bank Ltd	303	6,861
		831,972
Beverages – 1.7%
Arca Continental SAB de CV	2,200	16,536
China Resources Beer Holdings Co Ltd	18,000	45,420
Cia Cervecerias Unidas SA	1,756	23,125
Tsingtao Brewery Co Ltd	2,000	8,851
		93,932
Capital Markets – 1.0%
BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	1,783	10,631
GF Securities Co Ltd	800	1,607
Investec Ltd	1,311	9,679
Mirae Asset Daewoo Co Ltd	2,260	21,831
NH Investment & Securities Co Ltd	211	2,739
Yuanta Financial Holding Co Ltd	18,000	7,930
		54,417
Chemicals – 3.9%
Asian Paints Ltd	419	7,150
Formosa Chemicals & Fibre Corp	4,000	12,559
Formosa Plastics Corp	2,000	6,095
Hyosung Corp	85	12,446
Indorama Ventures PCL	2,600	2,909
LG Chem Ltd	11	2,798
Lotte Chemical Corp	139	41,801
Mexichem SAB de CV	900	2,416
Nan Ya Plastics Corp	2,000	4,964
Petronas Chemicals Group Bhd	12,000	19,860
PhosAgro PJSC (GDR)	1,666	22,074
PTT Global Chemical PCL	28,400	57,285
Sinopec Shanghai Petrochemical Co Ltd	38,000	20,345
		212,702
Commercial Services & Supplies – 0.2%
China Everbright International Ltd	8,000	9,981
Construction & Engineering – 1.9%
China Railway Group Ltd	27,000	21,269
China State Construction International Holdings Ltd	28,000	47,915
Gamuda Bhd	10,300	13,205
Hyundai Engineering & Construction Co Ltd	381	15,338
Larsen & Toubro Ltd	307	8,016
		105,743
Construction Materials – 1.3%
Ambuja Cements Ltd	474	1,808
Anhui Conch Cement Co Ltd	2,000	6,955
Asia Cement Corp	8,000	6,865

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – (continued)
Construction Materials – (continued)
Cementos Argos SA	.1,095	$4,260
China National Building Material Co Ltd	18,000	10,698
Grasim Industries Ltd	590	11,339
Grupo Argos SA/Colombia	2,508	17,092
Shree Cement Ltd	29	7,607
Siam Cement PCL	300	4,435
UltraTech Cement Ltd	51	3,124
		74,183
Consumer Finance – 0.1%
Bajaj Finance Ltd	161	3,421
Containers & Packaging – 0.2%
Klabin SA	2,600	12,740
Diversified Consumer Services – 2.8%
New Oriental Education & Technology Group Inc (ADR)*	1,500	105,735
TAL Education Group (ADR)	400	48,924
		154,659
Diversified Financial Services – 1.5%
Ayala Corp	260	4,381
Chailease Holding Co Ltd	12,000	33,456
Fubon Financial Holding Co Ltd	9,000	14,336
Grupo de Inversiones Suramericana SA	488	6,350
Haci Omer Sabanci Holding AS	1,513	4,701
PSG Group Ltd	525	9,640
Rural Electrification Corp Ltd	4,200	11,174
		84,038
Diversified Telecommunication Services – 5.5%
China Communications Services Corp Ltd	32,000	18,444
Chunghwa Telecom Co Ltd	50,000	177,538
Emirates Telecommunications Group Co PJSC	14,846	69,833
Ooredoo QSC	1,216	30,636
Telekom Malaysia Bhd	3,700	5,735
Telkom SA SOC Ltd	847	3,988
		306,174
Electric Utilities – 1.5%
CPFL Energia SA	3,500	28,012
Enel Americas SA	79,633	15,130
Equatorial Energia SA	500	8,179
Interconexion Electrica SA ESP	3,133	13,733
PGE Polska Grupa Energetyczna SA	3,447	11,269
RusHydro PJSC (ADR)	3,796	4,859
Tenaga Nasional Bhd	500	1,648
		82,830
Electrical Equipment – 0.4%
Havells India Ltd	1,070	7,616
Teco Electric and Machinery Co Ltd	14,000	13,463
		21,079
Electronic Equipment, Instruments & Components – 5.6%
AAC Technologies Holdings Inc	6,500	81,258
AU Optronics Corp	10,000	4,570
Hon Hai Precision Industry Co Ltd	6,000	23,080
Innolux Corp	34,000	17,774
LG Display Co Ltd	363	11,773
LG Innotek Co Ltd	116	16,732
Samsung Electro-Mechanics Co Ltd	437	38,967
Samsung SDI Co Ltd	455	68,216
Sunny Optical Technology Group Co Ltd	2,000	17,932
Synnex Technology International Corp	7,000	7,848
WPG Holdings Ltd	16,000	21,357
		309,507

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – (continued)
Energy Equipment & Services – 0.1%
Sapura Energy Bhd	.16,100	$5,967
Equity Real Estate Investment Trusts (REITs) – 0.1%
Hyprop Investments Ltd	327	2,921
Food & Staples Retailing – 1.6%
CP ALL PCL	39,600	73,171
E-MART Inc	48	9,840
Wal-Mart de Mexico SAB de CV	3,200	7,429
		90,440
Food Products – 1.1%
China Huishan Dairy Holdings Co Ltd	55,000	0
IOI Corp Bhd	2,500	2,593
Kuala Lumpur Kepong Bhd	200	1,160
Nestle India Ltd	13	1,355
Pioneer Foods Group Ltd	580	6,010
PPB Group Bhd	1,300	5,200
Tiger Brands Ltd	83	2,336
Tingyi Cayman Islands Holding Corp	34,000	40,327
		58,981
Gas Utilities – 0.8%
ENN Energy Holdings Ltd	4,000	24,132
GAIL India Ltd	3,594	20,100
Infraestructura Energetica Nova SAB de CV	300	1,600
		45,832
Health Care Providers & Services – 0%
Bangkok Dusit Medical Services PCL	4,400	2,488
Hotels, Restaurants & Leisure – 0.4%
Genting Bhd	1,500	3,290
Genting Malaysia Bhd	3,100	3,974
OPAP SA	1,319	14,912
		22,176
Household Durables – 1.4%
Coway Co Ltd	125	11,365
Haier Electronics Group Co Ltd*	6,000	15,601
Hanssem Co Ltd	99	15,924
LG Electronics Inc	511	35,827
		78,717
Household Products – 0.2%
Kimberly-Clark de Mexico SAB de CV	5,300	11,216
Independent Power and Renewable Electricity Producers – 0.2%
China Longyuan Power Group Corp Ltd	4,000	2,910
China Resources Power Holdings Co Ltd	2,000	3,925
Enel Generacion Chile SA	3,910	2,955
Huaneng Power International Inc	4,000	2,777
		12,567
Industrial Conglomerates – 1.0%
Far Eastern New Century Corp	4,000	3,255
Grupo Carso SAB de CV	300	1,264
Industries Qatar QSC	958	25,195
KOC Holding AS	2,429	11,172
LG Corp	71	4,798
Sime Darby Bhd	3,700	8,193
SM Investments Corp	30	477
		54,354
Information Technology Services – 1.2%
HCL Technologies Ltd	2,414	31,782
Infosys Ltd	645	9,337
Tata Consultancy Services Ltd	119	4,350
Tech Mahindra Ltd	1,561	9,226

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – (continued)
Information Technology Services – (continued)
Wipro Ltd	.2,764	$11,049
		65,744
Insurance – 2.9%
Bajaj Finserv Ltd	184	11,726
Cathay Financial Holding Co Ltd	4,000	6,589
China Life Insurance Co Ltd/Taiwan	51,040	50,845
New China Life Insurance Co Ltd	4,100	20,849
Powszechny Zaklad Ubezpieczen SA	3,613	43,491
Qatar Insurance Co SAQ	1,278	23,656
Shin Kong Financial Holding Co Ltd	2,000	533
		157,689
Internet & Direct Marketing Retail – 0.4%
JD.com Inc (ADR)*	500	19,610
Internet Software & Services – 1.8%
Momo Inc (ADR)*	300	11,088
NetEase Inc (ADR)	300	90,189
		101,277
Machinery – 1.0%
China Conch Venture Holdings Ltd	500	916
Hyundai Heavy Industries Co Ltd*	21	3,240
Samsung Heavy Industries Co Ltd*	2,414	26,274
WEG SA	1,000	5,344
Weichai Power Co Ltd	20,000	17,522
		53,296
Media – 0.1%
Zee Entertainment Enterprises Ltd	542	4,121
Metals & Mining – 3.7%
Aluminum Corp of China Ltd*	20,000	10,247
China Steel Corp	36,000	29,294
Eregli Demir ve Celik Fabrikalari TAS	3,152	6,317
Grupo Mexico SAB de CV	1,100	3,096
Hindalco Industries Ltd	1,260	3,723
Hyundai Steel Co	438	23,816
KGHM Polska Miedz SA	1,035	30,916
POSCO	17	4,265
Severstal PJSC (GDR)	2,734	35,870
Southern Copper Corp	800	27,704
Vale SA	600	5,253
Vedanta Ltd	5,672	21,857
		202,358
Multiline Retail – 0.4%
Lojas Renner SA	600	4,960
SACI Falabella	2,140	17,604
		22,564
Multi-Utilities – 0%
Qatar Electricity & Water Co QSC	45	2,346
Oil, Gas & Consumable Fuels – 11.1%
Adaro Energy Tbk PT	136,100	16,217
Bharat Petroleum Corp Ltd	2,098	20,756
GS Holdings Corp	282	16,813
Hindustan Petroleum Corp Ltd	1,483	11,710
Indian Oil Corp Ltd	2,851	16,992
IRPC PCL	110,200	17,361
Kunlun Energy Co Ltd	52,000	44,093
LUKOIL PJSC (ADR)	1,224	59,609
MOL Hungarian Oil & Gas PLC	286	22,462
Novatek PJSC (GDR)	310	34,534
Oil & Natural Gas Corp Ltd	9,659	23,509
Polski Koncern Naftowy ORLEN SA	1,225	37,005

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Polskie Gornictwo Naftowe i Gazownictwo SA	.6,451	$11,006
PTT Exploration & Production PCL	2,600	6,603
PTT PCL	3,100	33,775
Qatar Gas Transport Co Ltd	3,490	16,292
Reliance Industries Ltd	2,349	50,157
S-Oil Corp	243	20,138
Surgutneftegas OJSC (ADR)	2,800	13,776
Surgutneftegas OJSC (ADR)	1,325	5,697
Tatneft PJSC (ADR)	1,797	67,747
Thai Oil PCL	8,100	18,843
Tupras Turkiye Petrol Rafinerileri AS	1,243	35,760
United Tractors Tbk PT	4,500	9,264
		610,119
Paper & Forest Products – 1.5%
Mondi Ltd	207	5,370
Nine Dragons Paper Holdings Ltd	27,000	35,967
Sappi Ltd	6,050	40,310
		81,647
Personal Products – 0.3%
Godrej Consumer Products Ltd*,(a)	148	2,217
Godrej Consumer Products Ltd	148	2,217
Marico Ltd	870	4,232
Natura Cosmeticos SA	800	6,207
		14,873
Pharmaceuticals – 3.3%
China Medical System Holdings Ltd	11,000	19,021
Cipla Ltd/India	2,490	21,406
CSPC Pharmaceutical Group Ltd	40,000	58,408
Glenmark Pharmaceuticals Ltd	2,224	21,775
Hanmi Pharm Co Ltd	11	3,587
Piramal Enterprises Ltd	169	7,313
Richter Gedeon Nyrt	1,390	36,349
Sihuan Pharmaceutical Holdings Group Ltd	21,900	9,173
Sino Biopharmaceutical Ltd	4,000	3,535
Yuhan Corp	13	2,796
		183,363
Real Estate Management & Development – 4.0%
BR Malls Participacoes SA	1,300	4,690
China Evergrande Group*	2,000	3,592
Country Garden Holdings Co Ltd	79,000	91,576
Emaar Malls PJSC	4,092	2,806
Emaar Properties PJSC	660	1,390
Fullshare Holdings Ltd*	90,000	35,967
Longfor Properties Co Ltd	2,000	4,299
Shanghai Lujiazui Finance & Trade Zone Development Co Ltd	6,000	9,624
Shimao Property Holdings Ltd	1,000	1,711
Sunac China Holdings Ltd	32,000	66,892
		222,547
Road & Rail – 0.1%
Rumo SA*	1,400	3,656
Semiconductor & Semiconductor Equipment – 1.7%
Hanergy Thin Film Power Group Ltd*	52,000	1,380
Semiconductor Manufacturing International Corp*	9,200	10,664
Siliconware Precision Industries Co Ltd	14,000	22,623
SK Hynix Inc	1,018	59,982
		94,649
Software – 0.3%
Kingsoft Corp Ltd	3,000	7,820

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – (continued)
Software – (continued)
NCSoft Corp	.27	$8,958
		16,778
Specialty Retail – 0.5%
JUMBO SA	1,643	30,021
Technology Hardware, Storage & Peripherals – 0.5%
Asustek Computer Inc	1,000	9,452
Compal Electronics Inc	16,000	10,784
Pegatron Corp	1,000	3,133
Samsung Electronics Co Ltd	3	6,234
		29,603
Textiles, Apparel & Luxury Goods – 1.9%
ANTA Sports Products Ltd	8,000	26,437
Belle International Holdings Ltd	2,000	1,578
CCC SA	413	25,086
LPP SA	3	5,791
Shenzhou International Group Holdings Ltd	6,000	39,425
Titan Co Ltd	1,032	8,374
		106,691
Thrifts & Mortgage Finance – 0.7%
Housing Development Finance Corp Ltd	201	5,023
Indiabulls Housing Finance Ltd	1,043	17,367
LIC Housing Finance Ltd	1,206	13,849
		36,239
Tobacco – 0.2%
ITC Ltd	2,102	10,526
KT&G Corp	16	1,637
		12,163
Transportation Infrastructure – 1.8%
Airports of Thailand PCL	33,000	45,914
Bangkok Expressway & Metro PCL	16,800	3,686
Beijing Capital International Airport Co Ltd	8,000	11,272
CCR SA	1,000	5,102
China Merchants Port Holdings Co Ltd	2,000	5,546
Grupo Aeroportuario del Pacifico SAB de CV	900	10,137
Grupo Aeroportuario del Sureste SAB de CV	455	9,601
Promotora y Operadora de Infraestructura SAB de CV	430	5,125
Taiwan High Speed Rail Corp	6,300	5,271
		101,654
Water Utilities – 0.1%
Guangdong Investment Ltd	6,000	8,269
Wireless Telecommunication Services – 3.3%
Advanced Info Service PCL	2,000	10,453
DiGi.Com Bhd	13,200	15,384
Empresa Nacional de Telecomunicaciones SA	597	6,498
Far EasTone Telecommunications Co Ltd	18,000	45,864
Maxis Bhd	4,100	5,304
Mobile TeleSystems PJSC (ADR)	800	6,704
PLDT Inc	125	4,455
Sistema PJSC FC (GDR)	390	1,630
Taiwan Mobile Co Ltd	21,000	79,054
TIM Participacoes SA	1,600	4,729
		180,075
Total Common Stocks (cost $4,924,651)		5,413,369
Preferred Stocks – 1.3%
Banks – 0.1%
Banco Bradesco SA	220	1,870
Bancolombia SA	449	5,001
		6,871

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Preferred Stocks – (continued)
Chemicals – 0.3%
Sociedad Quimica y Minera de Chile SA	.454	$15,062
Electric Utilities – 0%
Cia Energetica de Minas Gerais	1,000	2,439
Metals & Mining – 0.2%
Vale SA	1,400	11,374
Vedanta Ltd	63,440	453
		11,827
Paper & Forest Products – 0.5%
Suzano Papel e Celulose SA	6,800	29,275
Personal Products – 0.1%
Amorepacific Corp	20	3,252
Technology Hardware, Storage & Peripherals – 0.1%
Samsung Electronics Co Ltd	3	4,883
Total Preferred Stocks (cost $71,268)		73,609
Investment Companies – 0.7%
Money Markets – 0.7%
Janus Cash Liquidity Fund LLC, 0.9803%ºº,£ (cost $36,000)	36,000	36,000
Total Investments (total cost $5,031,919) – 100.1%		5,522,978
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(5,901)
Net Assets – 100%		$5,517,077

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$1,465,300	26.5%
Taiwan	769,835	13.9
South Korea	573,398	10.4
India	521,852	9.5
Thailand	331,207	6.0
Russia	252,500	4.6
Poland	200,102	3.6
Brazil	184,029	3.3
Qatar	177,485	3.2
United Arab Emirates	167,892	3.0
Malaysia	157,629	2.9
Chile	130,163	2.4
Hungary	101,709	1.8
South Africa	84,953	1.5
Mexico	82,052	1.5
Indonesia	75,289	1.4
Turkey	71,292	1.3
Colombia	46,436	0.8
Greece	44,933	0.8
United States	36,000	0.7
Peru	27,704	0.5
Philippines	14,796	0.3
Czech Republic	6,422	0.1

Total	$5,522,978	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Schedule of Investments and Other Information

MSCI Emerging Markets IndexSM	MSCI Emerging Markets IndexSM reflects the equity market performance of emerging markets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LLC	Limited Liability Company
PCL	Public Company Limited
PJSC	Private Joint Stock Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2017 is $29,106, which represents 0.5% of net assets.

(a)	Position obtained through a corporate action.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2017. Unless otherwise indicated, all information in the table is for the year ended June 30, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 6/30/17	Gain/(Loss)	Income	at 6/30/17

Janus Cash Collateral Fund LLC	—	90,263	(90,263)	—	$—	$4(1)	$—
Janus Cash Liquidity Fund LLC	27,081	4,079,311	(4,070,392)	36,000	—	493	36,000

Total					$—	$497	$36,000
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	15

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Personal Products	$12,656	$2,217	$-
Semiconductor & Semiconductor Equipment	93,269	-	1,380
All Other	5,303,847	-	-
Preferred Stocks	-	73,609	-
Investment Companies	-	36,000	-
Total Assets	$5,409,772	$111,826	$1,380

16	JUNE 30, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$5,031,919
Unaffiliated investments, at value	5,486,978
Affiliated investments, at value	36,000
Cash	15,956
Cash denominated in foreign currency(1)	969
Non-interested Trustees' deferred compensation	98
Receivables:
Fund shares sold	13,748
Dividends	11,765
Due from adviser	9,242
Foreign tax reclaims	22
Total Assets	5,574,778
Liabilities:
Payables:	—
Professional fees	34,555
Registration fees	5,380
Accounting systems fees	4,896
Advisory fees	4,527
Custodian fees	3,092
Foreign tax liability	2,435
Transfer agent fees and expenses	976
12b-1 Distribution and shareholder servicing fees	122
Non-interested Trustees' deferred compensation fees	98
Fund administration fees	45
Non-interested Trustees' fees and expenses	22
Accrued expenses and other payables	1,553
Total Liabilities	57,701
Net Assets	$5,517,077

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,262,952
Undistributed net investment income/(loss)	13,919
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(248,397)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	488,603
Total Net Assets	$5,517,077
Net Assets - Class A Shares	$169,362
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,172
Net Asset Value Per Share(3)	$10.47
Maximum Offering Price Per Share(4)	$11.11
Net Assets - Class C Shares	$84,020
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,046
Net Asset Value Per Share(3)	$10.44
Net Assets - Class D Shares	$4,205,544
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	401,499
Net Asset Value Per Share	$10.47
Net Assets - Class I Shares	$830,642
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	79,262
Net Asset Value Per Share	$10.48
Net Assets - Class S Shares	$53,682
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,127
Net Asset Value Per Share	$10.47
Net Assets - Class T Shares	$173,827
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,584
Net Asset Value Per Share	$10.48

(1) Includes cost of $1,001.

(2) Includes $2,435 of foreign capital gains tax on investments.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

18	JUNE 30, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2017

Investment Income:
Dividends	$89,706
Dividends from affiliates	493
Affiliated securities lending income, net	4
Other income	9
Foreign tax withheld	(7,649)
Total Investment Income	82,563
Expenses:
Advisory fees	36,304
12b-1Distribution and shareholder servicing fees:
Class A Shares	382
Class C Shares	524
Class S Shares	126
Transfer agent administrative fees and expenses:
Class D Shares	3,150
Class S Shares	126
Class T Shares	428
Transfer agent networking and omnibus fees:
Class I Shares	490
Other transfer agent fees and expenses:
Class A Shares	33
Class C Shares	9
Class D Shares	1,529
Class I Shares	217
Class S Shares	12
Class T Shares	40
Registration fees	118,940
Professional fees	47,875
Custodian fees	43,021
Accounting systems fee	13,873
Shareholder reports expense	2,529
Fund administration fees	355
Non-interested Trustees’ fees and expenses	101
Other expenses	97
Total Expenses	270,161
Less: Excess Expense Reimbursement	(224,335)
Net Expenses	45,826
Net Investment Income/(Loss)	36,737
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(67,218)
Total Net Realized Gain/(Loss) on Investments	(67,218)
Change in Unrealized Net Appreciation/Depreciation:(1)
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	452,435
Total Change in Unrealized Net Appreciation/Depreciation	452,435
Net Increase/(Decrease) in Net Assets Resulting from Operations	$421,954

(1) Includes change in unrealized appreciation/depreciation of $(2,435) due to foreign capital gains tax on investments.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Emerging Markets Managed Volatility Fund

Statements of Changes in Net Assets

	Year ended June 30, 2017	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$36,737	$41,111
Net realized gain/(loss) on investments	(67,218)	(204,117)
Change in unrealized net appreciation/depreciation	452,435	50,026
Net Increase/(Decrease) in Net Assets Resulting from Operations	421,954	(112,980)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(1,470)	(1,177)
Class C Shares	(105)	(20)
Class D Shares	(22,736)	(9,709)
Class I Shares	(10,436)	(3,366)
Class S Shares	(441)	(309)
Class T Shares	(1,748)	(1,423)
Total Dividends from Net Investment Income	(36,936)	(16,004)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	—	(1,145)
Class C Shares	—	(382)
Class D Shares	—	(8,595)
Class I Shares	—	(2,530)
Class S Shares	—	(382)
Class T Shares	—	(1,258)
Total Distributions from Net Realized Gain from Investment Transactions	—	(14,292)
Net Decrease from Dividends and Distributions to Shareholders	(36,936)	(30,296)
Capital Share Transactions:
Class A Shares	8,970	2,323
Class C Shares	31,105	402
Class D Shares	2,432,061	252,056
Class I Shares	109,466	361,614
Class S Shares	441	690
Class T Shares	(16,332)	21,169
Net Increase/(Decrease) from Capital Share Transactions	2,565,711	638,254
Net Increase/(Decrease) in Net Assets	2,950,729	494,978
Net Assets:
Beginning of period	2,566,348	2,071,370
End of period	$5,517,077	$2,566,348

Undistributed Net Investment Income/(Loss)	$13,919	$31,090

See Notes to Financial Statements.

20	JUNE 30, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$9.48	$10.49	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.18	0.06
Net realized and unrealized gain/(loss)	1.01	(1.03)	0.43
Total from Investment Operations	1.09	(0.85)	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.08)	—
Distributions (from capital gains)	—	(0.08)	—
Total Dividends and Distributions	(0.10)	(0.16)	—
Net Asset Value, End of Period	$10.47	$9.48	$10.49
Total Return*	11.64%	(8.06)%	4.90%
Net Assets, End of Period (in thousands)	$169	$145	$157
Average Net Assets for the Period (in thousands)	$152	$140	$159
Ratios to Average Net Assets**:
Ratio of Gross Expenses	7.53%	10.33%	36.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.29%	1.30%	1.31%
Ratio of Net Investment Income/(Loss)	0.85%	1.89%	1.05%
Portfolio Turnover Rate	116%	84%	43%

Class C Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$9.44	$10.44	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	0.10	0.02
Net realized and unrealized gain/(loss)	1.01	(1.02)	0.42
Total from Investment Operations	1.02	(0.92)	0.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—(3)	—
Distributions (from capital gains)	—	(0.08)	—
Total Dividends and Distributions	(0.02)	(0.08)	—
Net Asset Value, End of Period	$10.44	$9.44	$10.44
Total Return*	10.85%	(8.77)%	4.40%
Net Assets, End of Period (in thousands)	$84	$48	$52
Average Net Assets for the Period (in thousands)	$52	$46	$53
Ratios to Average Net Assets**:
Ratio of Gross Expenses	8.12%	11.11%	37.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.05%	2.08%	2.09%
Ratio of Net Investment Income/(Loss)	0.14%	1.11%	0.27%
Portfolio Turnover Rate	116%	84%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 17, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$9.49	$10.49	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.10	0.19	0.08
Net realized and unrealized gain/(loss)	0.99	(1.02)	0.41
Total from Investment Operations	1.09	(0.83)	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.09)	—
Distributions (from capital gains)	—	(0.08)	—
Total Dividends and Distributions	(0.11)	(0.17)	—
Net Asset Value, End of Period	$10.47	$9.49	$10.49
Total Return*	11.70%	(7.89)%	4.90%
Net Assets, End of Period (in thousands)	$4,206	$1,488	$1,335
Average Net Assets for the Period (in thousands)	$2,602	$1,194	$1,037
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.89%	10.26%	27.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.22%	1.19%	1.23%
Ratio of Net Investment Income/(Loss)	1.00%	2.08%	1.38%
Portfolio Turnover Rate	116%	84%	43%

Class I Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$9.49	$10.50	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.10	0.21	0.10
Net realized and unrealized gain/(loss)	1.01	(1.04)	0.40
Total from Investment Operations	1.11	(0.83)	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.10)	—
Distributions (from capital gains)	—	(0.08)	—
Total Dividends and Distributions	(0.12)	(0.18)	—
Net Asset Value, End of Period	$10.48	$9.49	$10.50
Total Return*	11.93%	(7.82)%	5.00%
Net Assets, End of Period (in thousands)	$831	$664	$305
Average Net Assets for the Period (in thousands)	$765	$391	$181
Ratios to Average Net Assets**:
Ratio of Gross Expenses	7.62%	9.29%	27.37%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.04%	1.05%
Ratio of Net Investment Income/(Loss)	0.97%	2.30%	1.79%
Portfolio Turnover Rate	116%	84%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 17, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class S Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$9.48	$10.47	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07	0.17	0.04
Net realized and unrealized gain/(loss)	1.01	(1.02)	0.43
Total from Investment Operations	1.08	(0.85)	0.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.06)	—
Distributions (from capital gains)	—	(0.08)	—
Total Dividends and Distributions	(0.09)	(0.14)	—
Net Asset Value, End of Period	$10.47	$9.48	$10.47
Total Return*	11.52%	(8.06)%	4.70%
Net Assets, End of Period (in thousands)	$54	$48	$52
Average Net Assets for the Period (in thousands)	$50	$47	$53
Ratios to Average Net Assets**:
Ratio of Gross Expenses	7.83%	10.55%	36.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.42%	1.33%	1.58%
Ratio of Net Investment Income/(Loss)	0.71%	1.87%	0.78%
Portfolio Turnover Rate	116%	84%	43%

Class T Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$9.49	$10.49	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09	0.19	0.06
Net realized and unrealized gain/(loss)	1.01	(1.02)	0.43
Total from Investment Operations	1.10	(0.83)	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.09)	—
Distributions (from capital gains)	—	(0.08)	—
Total Dividends and Distributions	(0.11)	(0.17)	—
Net Asset Value, End of Period	$10.48	$9.49	$10.49
Total Return*	11.78%	(7.89)%	4.90%
Net Assets, End of Period (in thousands)	$174	$175	$169
Average Net Assets for the Period (in thousands)	$170	$155	$165
Ratios to Average Net Assets**:
Ratio of Gross Expenses	7.67%	10.26%	35.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.11%	1.32%
Ratio of Net Investment Income/(Loss)	0.93%	2.10%	1.07%
Portfolio Turnover Rate	116%	84%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 17, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Emerging Markets Managed Volatility Fund (formerly named INTECH Emerging Markets Managed Volatility) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2017.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

Financial assets of $1,019,185 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

Financial assets of $22,558 were transferred out of Level 2 to Level 3 since certain security’s prices were determined using significant unobservable inputs at the end of the current fiscal year and other significant observable inputs at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If

26	JUNE 30, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

To the extent that emerging markets may be included in its benchmark index, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). There were no securities on loan as of June 30, 2017.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.95
Next $1 Billion	0.92
Next $3 Billion	0.90

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.08% of the Fund’s average daily net assets. Janus Capital shall additionally reimburse or waive acquired fund fees and expenses related to exposure to India local market securities from investments in exchange-traded funds. Janus Capital has agreed to continue the waivers until at least November 1, 2017. If applicable, amounts

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,736 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Distributors during the year ended June 30, 2017.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2017.

As of June 30, 2017, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	95%	3%
Class C Shares	63	1
Class D Shares	13	10
Class I Shares	13	2
Class S Shares	100	1
Class T Shares	93	3

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 25,242	$ -	$ (246,505)	$ -	$ -	$ (118)	$ 475,506

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (200,679)	$ (45,826)	$ (246,505)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 5,045,037	$ 654,862	$ (176,921)	$ 477,941

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 36,936	$ -	$ -	$ -

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 30,296	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 6	$ (16,972)	$ 16,966

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Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	747	$ 7,500	-	$ -
Reinvested dividends and distributions	165	1,470	260	2,323
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	912	$ 8,970	260	$ 2,323
Class C Shares:
Shares sold	2,989	$ 31,000	-	$ -
Reinvested dividends and distributions	12	105	45	402
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	3,001	$ 31,105	45	$ 402
Class D Shares:
Shares sold	359,468	$3,534,066	71,593	$654,959
Reinvested dividends and distributions	2,557	22,730	2,040	18,218
Shares repurchased	(117,370)	(1,124,735)	(44,043)	(421,121)
Net Increase/(Decrease)	244,655	$2,432,061	29,590	$252,056
Class I Shares:
Shares sold	35,379	$ 350,572	43,496	$386,213
Reinvested dividends and distributions	1,174	10,436	660	5,896
Shares repurchased	(27,201)	(251,542)	(3,278)	(30,495)
Net Increase/(Decrease)	9,352	$ 109,466	40,878	$361,614
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	50	441	77	690
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	50	$ 441	77	$ 690
Class T Shares:
Shares sold	805	$ 8,011	3,095	$ 28,726
Reinvested dividends and distributions	197	1,748	300	2,681
Shares repurchased	(2,819)	(26,091)	(1,139)	(10,238)
Net Increase/(Decrease)	(1,817)	$ (16,332)	2,256	$ 21,169

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 6,867,936	$ 4,341,060	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. In addition, the consummation of the Merger may have been deemed to cause an assignment of the investment sub-advisory agreement between Janus Capital and INTECH Investment Management LLC (“INTECH”) on behalf of the Fund in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement and investment sub-advisory agreement to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment sub-advisory agreement between Janus Capital and INTECH on behalf of the Fund (the “Post-Merger Sub-Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory and Sub-Advisory Agreements

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreements and Post-Merger Sub-Advisory Agreements, each of which took effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson Emerging Markets Managed Volatility Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Henderson Emerging Markets Managed Volatility Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period from December 17, 2014 (inception date) through June 30, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado
August 15, 2017

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Janus Henderson Emerging Markets Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

Janus Investment Fund	39

Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-

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Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

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• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to

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help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

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• the terms of each New Shell Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2017, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Useful Information About Your Fund Report (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
3,050,645.334	1,972,512.923	2,876.321	14,501.437	8,234.240	1,998,124.922

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
64.659	0.094	0.475	0.270	65.498	98.718	0.144	0.726	0.412	100.000

2A. To approve a new sub-advisory agreement between the Adviser and INTECH Investment Management LLC (“INTECH”).

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
3,050,645.334	1,971,573.324	2,876.321	15,441.037	8,234.240	1,998,124.922

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
64.628	0.094	0.506	0.270	65.498	98.671	0.144	0.773	0.412	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

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Janus Henderson Emerging Markets Managed Volatility Fund

Shareholder Meeting (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2017:

Foreign Taxes Paid	$7,590
Foreign Source Income	$89,704
Qualified Dividend Income Percentage	100%

66	JUNE 30, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Designation Requirements (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

68	JUNE 30, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); and Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

70	JUNE 30, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

72	JUNE 30, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation (2012-2017).

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Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

NotesPage1

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes

NotesPage2

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Notes

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93012 08-17

78	JUNE 30, 2017

ANNUAL REPORT June 30, 2017

Janus Henderson Flexible Bond Fund (formerly named Janus Flexible Bond Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Flexible Bond Fund

Janus Henderson Flexible Bond Fund (unaudited)

FUND SNAPSHOT

This dynamic core bond fund leverages a bottom-up, fundamentally driven investment process designed to generate risk-adjusted outperformance and capital preservation. Throughout its history, the fund has utilized an active and flexible approach to manage across a variety of market and rate cycles.

Michael Keough co-portfolio manager	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

During the one-year period ended June 30, 2017, Janus Henderson Flexible Bond Fund’s Class I Shares returned 0.59% compared with -0.31% for the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

INVESTMENT ENVIRONMENT

Rates rallied through the first few days of the period as market participants digested the United Kingdom’s decision to exit the European Union. Accommodative monetary policy abroad also drove investors toward the relatively attractive yields on U.S. Treasurys, pushing the yield on the 10-year note to all-time lows. The “risk-off” mindset was, however, short-lived. Corporate credit spreads quickly resumed tightening and rates generally rose as market concerns ebbed. U.S. economic data was improving and signs of inflation emerged. The unexpected election of Donald Trump to the U.S. presidency kept corporate credit in favor, as investors expressed optimism over the new administration’s pro-growth, business-friendly platform. In December, the Federal Reserve (Fed) announced an increase to the target federal funds rate, its first of three during the period.

In the latter half of the period, Washington’s general lack of progress on reform initiatives caused investors to begin reassessing the prospect of reflation. Downward pressure on the price of crude oil amid a ramp-up in U.S. production created further uncertainty on the inflation front. Economic data also softened, with core inflation, for example, falling below the Fed’s 2% target. Intermediate and longer dated Treasurys rallied as investors expressed renewed concern over the economic outlook. Still, Fed Chairwoman Janet Yellen indicated that the economy was likely healthy enough to withstand additional interest rate increases. These comments, along with a stream of hawkish comments from other developed-world central bank leaders, caused rates to sell off near period end.

Despite these gyrations, rates rose across the U.S. Treasury curve over the course of the year. The yield on the 10-year note finished June at 2.30%, up from 1.47% a year prior. The yield on the long bond also climbed, but was held in check by late-period economic concerns. Corporate credit registered strong gains, and both investment-grade and high-yield spreads tightened substantially.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark during the period. Outperformance was driven by our investment-grade corporate credit exposure. Our overweight allocation benefited results as spreads tightened. Our emphasis on owning securities in the lowest tier of investment-grade ratings was particularly accretive, as “riskier” assets performed well during the period. For similar reasons, an out-of-index allocation to high yield contributed positively to performance. Within our corporate credit allocation, our continued focus on securities that provide greater spread carry than the index also supported results. Carry is a measure of excess income generated by the Fund’s holdings.

On a credit sector basis, technology was the top relative contributor. Global growth and the anticipation of greater capital investment lifted the sector for much of the period, and our overweight allocation proved beneficial. Additionally, spread compression across a number of our positions, including Seagate Technology and Verisk Analytics, supported relative results. Seagate has reported stronger, more stable results over the past few quarters amid robust demand for personal computers and enterprise infrastructure. Positive sentiment surrounded Verisk, a data analytics and risk assessment firm, after proceeds from the 2016 sale of its health care services business were used to accelerate deleveraging initiatives.

The banking and brokerage, asset managers and exchanges sectors also contributed to relative results. Financials generally benefited from the prospect of a more relaxed regulatory environment under the Trump administration and rising interest rates, which help pad net

Janus Investment Fund	1

Janus Henderson Flexible Bond Fund (unaudited)

interest income. Our overweight allocations in both sectors proved beneficial. Within banking, security selection further aided outperformance, largely due to preferred exposure and bank hybrids, which behave akin to high-yield corporate credit. Security selection also helped in brokerage, asset managers and exchanges. Neuberger Berman was among the leading individual corporate contributors to relative performance. The asset manager brought a new 10-year issue that highlighted the relative attractiveness of the company’s existing debt, and our longer dated position benefited from significant spread tightening. Our shorter dated holdings were called in the refinancing initiative. Although we continue to like the company’s conservative management team and its commitment to reducing leverage, our target valuation was realized and we trimmed our position.

Electric utilities was the largest relative sector detractor, largely due to our yield curve positioning. Our generally shorter dated exposure did not perform as well as the longer dated positions in the index. No individual corporate issuer held in the Fund meaningfully weighed on results.

On an asset class level, our commercial mortgage-backed securities (CMBS) boosted relative results. Spread carry, in particular, proved beneficial. We allocate to higher quality, shorter duration positions that we believe can offer cash flow stability. In our view, single-asset, single-borrower deals offer better relative value than conduit, or multi-loan, deals. Positioning in U.S. Treasurys was the largest asset class detractor during the period. Our yield curve positioning weighed on relative results. Our overweight allocation in the 10-year was negatively impacted by the backup in rates.

OUTLOOK

U.S. growth and inflation will likely remain subdued for the remainder of the year. In our view, the lack of inflation is concerning, and the odds of the reflation trade returning are now greatly reduced. We anticipate longer dated Treasury yields will be generally range-bound as investors express concern around the U.S. economic outlook and amid a robust global demand for yield. Yields on the front end of the curve should continue to climb as the Fed looks to tighten. We believe the Fed’s eagerness to elevate interest rates off historical lows presents the possibility of policy error, particularly amid flagging inflation data and uninspiring growth. We are actively managing yield curve positioning with a focus on capital preservation.

Corporate credit spreads are approaching the tightest levels of the cycle and we see limited potential for further spread tightening. Companies are facing subdued top line growth along with moderate wage pressures and climbing health care costs. This has resulted in many companies purchasing growth through consolidation activity, while organic margin growth remains constrained. While we still believe relief in the form of pro-business policies will come from the Trump administration, any initiatives will likely be diluted, and take much longer to implement, versus original expectations. Without business-friendly initiatives from Washington, the sustainability of margins comes into question, in our view. If second quarter earnings are at or above consensus, further support for moderate spread tightening and a continued sideways grind in the credit markets are likely. However, a disappointing earnings season could result in the delay of business investment until 2018, potentially causing risk markets to pull back and corporate credit spreads to widen.

While we seek to participate in spread tightening, our primary goal is capital preservation and we intend to further increase the quality of our corporate allocation in the months ahead. We are looking for opportunities to increase the credit ratings profile of our holdings. Our analysts are also focused on identifying high-quality business models in traditionally defensive, non-cyclical sectors. We believe security avoidance is equally as important as security selection, particularly as the end of the credit cycle draws near. We remain thoughtful around position sizing with the intent of maintaining a well-diversified portfolio. This approach reflects our commitment to deliver capital preservation and strong risk-adjusted returns for our clients.

Thank you for your investment in Janus Henderson Flexible Bond Fund.

2	JUNE 30, 2017

Janus Henderson Flexible Bond Fund (unaudited)

Fund At A Glance

June 30, 2017

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	2.20%	2.20%
Class A Shares MOP	2.09%	2.09%
Class C Shares**	1.54%	1.54%
Class D Shares	2.46%	2.46%
Class I Shares	2.54%	2.54%
Class N Shares	2.62%	2.62%
Class R Shares	1.88%	1.88%
Class S Shares	2.13%	2.13%
Class T Shares	2.38%	2.38%
Weighted Average Maturity		8.9 Years
Average Effective Duration***		5.9 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	0.1%
AA	41.1%
A	7.8%
BBB	38.4%
BB	7.4%
B	2.0%
Not Rated	2.5%
Other	0.7%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	45.4%
Mortgage-Backed Securities	24.5%
United States Treasury Notes/Bonds	16.1%
Asset-Backed/Commercial Mortgage-Backed Securities	7.5%
Bank Loans and Mezzanine Loans	5.1%
Investment Companies	1.7%
Preferred Stocks	0.4%
Other	(0.7)%
100.0%

Janus Investment Fund	3

Janus Henderson Flexible Bond Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2017					per the October 28, 2016 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	0.30%	2.42%	5.41%	6.69%	0.81%
Class A Shares at MOP	-4.47%	1.43%	4.90%	6.51%
Class C Shares at NAV	-0.38%	1.68%	4.66%	6.00%	1.53%
Class C Shares at CDSC	-1.35%	1.68%	4.66%	6.00%
Class D Shares(1)	0.54%	2.62%	5.57%	6.74%	0.60%
Class I Shares	0.59%	2.66%	5.50%	6.72%	0.56%
Class N Shares	0.79%	2.79%	5.50%	6.72%	0.44%
Class R Shares	-0.06%	2.02%	4.99%	6.29%	1.20%
Class S Shares	0.20%	2.28%	5.24%	6.54%	0.94%
Class T Shares	0.55%	2.54%	5.50%	6.72%	0.69%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.31%	2.21%	4.48%	6.42%**
Morningstar Quartile - Class T Shares	3rd	2nd	1st	1st
Morningstar Ranking - based on total returns for Intermediate-Term Bond Funds	570/1,013	422/912	77/800	25/190

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

4	JUNE 30, 2017

Janus Henderson Flexible Bond Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

* The Fund’s inception date – July 7, 1987

** The Bloomberg Barclays U.S. Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.

(1) Closed to certain new investors.

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Janus Henderson Flexible Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Net Annualized Expense Ratio (1/1/17 - 6/30/17)
Class A Shares	$1,000.00	$1,023.40	$4.31	$1,000.00	$1,020.53	$4.31	0.86%
Class C Shares	$1,000.00	$1,020.10	$7.61	$1,000.00	$1,017.26	$7.60	1.52%
Class D Shares	$1,000.00	$1,024.70	$3.01	$1,000.00	$1,021.82	$3.01	0.60%
Class I Shares	$1,000.00	$1,025.00	$2.76	$1,000.00	$1,022.07	$2.76	0.55%
Class N Shares	$1,000.00	$1,026.50	$2.21	$1,000.00	$1,022.61	$2.21	0.44%
Class R Shares	$1,000.00	$1,021.70	$5.97	$1,000.00	$1,018.89	$5.96	1.19%
Class S Shares	$1,000.00	$1,023.00	$4.72	$1,000.00	$1,020.13	$4.71	0.94%
Class T Shares	$1,000.00	$1,025.30	$3.41	$1,000.00	$1,021.42	$3.41	0.68%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2017

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 7.5%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$14,931,000	$15,246,459
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	10,323,000	10,423,175
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	10,090,000	10,305,551
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	36,818,000	36,239,081
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
5.1589%, 12/15/31 (144A)‡	1,550,000	1,511,238
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
6.6589%, 12/15/31 (144A)‡	6,358,780	6,040,053
Banc of America Commercial Mortgage Trust 2007-3, 5.8744%, 6/10/49‡	4,381,671	4,404,056
CKE Restaurant Holdings Inc, 4.4740%, 3/20/43 (144A)	21,078,165	21,036,102
Coinstar Funding LLC Series 2017-1, 5.2160%, 4/25/47 (144A)	17,469,000	17,747,713
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	5,553,150	5,568,116
Cosmopolitan Hotel Trust 2016-COSMO, 3.2590%, 11/15/33 (144A)‡	5,053,000	5,090,965
Cosmopolitan Hotel Trust 2016-COSMO, 4.6590%, 11/15/33 (144A)‡	6,594,000	6,676,196
Cosmopolitan Hotel Trust 2016-COSMO, 5.8090%, 11/15/33 (144A)‡	14,287,000	14,515,012
Domino's Pizza Master Issuer LLC, 5.2160%, 1/25/42 (144A)	8,869,029	8,873,286
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	27,042,688	27,311,221
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	3,447,000	3,430,303
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	17,600,000	17,589,000
Fannie Mae Connecticut Avenue Securities, 6.1161%, 11/25/24‡	38,365,399	43,844,089
Fannie Mae Connecticut Avenue Securities, 5.2161%, 5/25/25‡	4,958,087	5,355,037
Freddie Mac Structured Agency Credit Risk Debt Notes, 5.7161%, 2/25/24‡	24,174,233	28,225,955
Freddie Mac Structured Agency Credit Risk Debt Notes, 4.8161%, 4/25/24‡	11,423,000	12,696,329
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	16,555,675	15,490,228
GS Mortgage Securities Corp II, 3.5495%, 12/10/27 (144A)‡	15,753,000	15,676,199
GS Mortgage Securities Corp Trust 2013-NYC5, 3.7706%, 1/10/30 (144A)‡	7,205,000	7,258,058
GS Mortgage Securities Trust 2014-GSFL, 7.1089%, 7/15/31 (144A)‡	7,843,000	7,847,302
GSCCRE Commercial Mortgage Trust 2015-HULA, 5.5271%, 8/15/32 (144A)‡	13,275,000	13,341,253
JP Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	3,211,000	3,278,698
JP Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
4.1426%, 10/5/31 (144A)‡	4,926,000	5,007,632
Jimmy Johns Funding LLC, 4.8460%, 7/30/47 (144A)	13,037,000	13,037,000
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
5.7239%, 11/15/43 (144A)‡	7,490,000	7,671,408
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
3.9089%, 7/15/36 (144A)‡	4,251,000	4,277,487
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
5.6589%, 7/15/36 (144A)‡	14,337,000	14,479,990
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	9,447,000	9,383,444
LB-UBS Commercial Mortgage Trust 2006-C1, 5.2760%, 2/15/41‡	3,764,966	3,766,560
LB-UBS Commercial Mortgage Trust 2007-C7, 6.4996%, 9/15/45‡	7,943,564	8,036,229
LB-UBS Commercial Mortgage Trust 2008-C1, 6.2962%, 4/15/41‡	9,151,000	9,069,239
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	5,310,000	5,313,717
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	4,510,000	4,492,903
Palisades Center Trust 2016-PLSD, 4.7370%, 4/13/33 (144A)	3,196,000	3,221,248
Santander Drive Auto Receivables Trust 2013-4, 4.6700%, 1/15/20 (144A)	16,689,000	16,807,809
Santander Drive Auto Receivables Trust 2013-A, 4.7100%, 1/15/21 (144A)	11,182,000	11,318,628
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	10,585,000	10,730,869
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	17,514,000	17,863,399
Starwood Retail Property Trust 2014-STAR, 3.6271%, 11/15/27 (144A)‡	5,056,000	5,004,229
Starwood Retail Property Trust 2014-STAR, 4.3771%, 11/15/27 (144A)‡	16,612,884	15,989,778
Starwood Retail Property Trust 2014-STAR, 5.2771%, 11/15/27 (144A)‡	8,155,000	7,794,295
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	19,701,125	20,140,657
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	6,281,855	6,362,264
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	21,343,173	21,793,941
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 6.1739%, 2/15/51‡	8,735,542	8,891,391
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.2709%, 5/15/46‡	7,378,597	7,383,890

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.9089%, 1/15/27 (144A)‡	$4,843,000	$4,774,900
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.4089%, 2/15/27 (144A)‡	6,712,000	6,884,109
Wells Fargo Commercial Mortgage Trust 2014-TISH, 4.4089%, 2/15/27 (144A)‡	1,982,000	2,018,840
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	32,823,360	33,104,984
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $648,449,473)		649,641,515
Bank Loans and Mezzanine Loans – 5.1%
Basic Industry – 0.5%
Axalta Coating Systems US Holdings Inc, 0%, 6/1/24(a),‡	41,533,000	41,632,679
Capital Goods – 0.5%
Avolon TLB Borrower 1 US LLC, 3.9622%, 3/21/22‡	12,868,000	12,943,278
Reynolds Group Holdings Inc, 4.2261%, 2/5/23(a),‡	30,079,426	30,101,384
		43,044,662
Communications – 1.6%
Charter Communications Operating LLC, 3.2300%, 7/1/20‡	8,913,933	8,937,377
Charter Communications Operating LLC, 3.2300%, 1/3/21‡	11,059,990	11,087,640
Level 3 Financing Inc, 3.4656%, 2/22/24‡	54,699,000	54,801,834
Mission Broadcasting Inc, 4.2459%, 1/17/24‡	1,911,716	1,914,794
Nexstar Broadcasting Inc, 4.2383%, 1/17/24‡	19,347,789	19,378,939
Nielsen Finance LLC, 3.0960%, 10/4/23‡	23,865,496	23,881,725
Zayo Group LLC, 3.2156%, 1/19/21‡	1,755,600	1,758,075
Zayo Group LLC, 3.7156%, 1/19/24‡	16,045,977	16,052,716
		137,813,100
Consumer Cyclical – 1.7%
Aramark Services Inc, 3.2261%, 3/28/24‡	22,071,683	22,182,041
Hilton Worldwide Finance LLC, 3.2161%, 10/25/23‡	52,914,423	53,052,529
KFC Holding Co, 3.2094%, 6/16/23‡	49,613,819	49,750,257
Landry's Inc, 3.9094%, 10/4/23‡	24,304,694	24,213,552
		149,198,379
Consumer Non-Cyclical – 0.5%
HCA Inc, 3.4761%, 2/15/24‡	27,586,791	27,711,759
Post Holdings Inc, 0%, 5/24/24(a),‡	4,701,000	4,704,338
Quintiles IMS Inc, 3.2322%, 3/7/24‡	10,104,167	10,151,556
		42,567,653
Technology – 0.3%
CommScope Inc, 3.2964%, 12/29/22‡	29,031,259	29,116,030
Total Bank Loans and Mezzanine Loans (cost $444,073,624)		443,372,503
Corporate Bonds – 45.4%
Asset-Backed Securities – 0.3%
American Tower Trust #1, 1.5510%, 3/15/18 (144A)	23,750,000	23,702,044
Banking – 7.3%
Ally Financial Inc, 3.2500%, 11/5/18	10,814,000	10,945,931
Ally Financial Inc, 8.0000%, 12/31/18	5,716,000	6,166,135
Bank of America Corp, 2.5030%, 10/21/22	42,834,000	42,281,227
Bank of America Corp, 4.1830%, 11/25/27	21,291,000	21,656,971
Bank of America Corp, 4.2440%, 4/24/38‡	30,394,000	31,642,859
Citigroup Inc, 2.6318%, 9/1/23‡	24,094,000	24,541,426
Citigroup Inc, 3.8870%, 1/10/28‡	35,136,000	35,711,211
Citizens Bank NA/Providence RI, 2.6500%, 5/26/22	8,680,000	8,655,644
Citizens Financial Group Inc, 3.7500%, 7/1/24	6,685,000	6,650,853
Citizens Financial Group Inc, 4.3500%, 8/1/25	4,648,000	4,822,281
Citizens Financial Group Inc, 4.3000%, 12/3/25	25,018,000	26,086,319
Discover Financial Services, 3.9500%, 11/6/24	18,419,000	18,705,765
Discover Financial Services, 3.7500%, 3/4/25	11,665,000	11,526,863
First Republic Bank/CA, 4.6250%, 2/13/47	8,541,000	8,786,058
Goldman Sachs Capital I, 6.3450%, 2/15/34	28,361,000	34,988,484
Goldman Sachs Group Inc, 3.0000%, 4/26/22	25,294,000	25,527,868
Goldman Sachs Group Inc, 3.7500%, 2/25/26	12,259,000	12,483,940
Goldman Sachs Group Inc, 3.6910%, 6/5/28‡	22,207,000	22,297,605
JPMorgan Chase & Co, 2.2950%, 8/15/21	28,175,000	28,008,345

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2017

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
JPMorgan Chase & Co, 3.3750%, 5/1/23	$35,284,000	$35,799,993
JPMorgan Chase & Co, 3.8750%, 9/10/24	8,682,000	8,958,339
JPMorgan Chase & Co, 3.7820%, 2/1/28‡	30,221,000	30,907,772
Morgan Stanley, 2.6250%, 11/17/21	25,466,000	25,425,840
Morgan Stanley, 3.9500%, 4/23/27	14,006,000	14,095,540
Santander UK PLC, 5.0000%, 11/7/23 (144A)	26,385,000	28,285,195
SVB Financial Group, 5.3750%, 9/15/20	16,649,000	18,118,641
Synchrony Financial, 3.0000%, 8/15/19	10,750,000	10,902,005
Synchrony Financial, 4.5000%, 7/23/25	20,087,000	20,658,254
UBS AG, 4.7500%, 5/22/23‡	14,353,000	14,636,012
US Bancorp, 2.3750%, 7/22/26	24,208,000	22,816,694
Wells Fargo & Co, 3.0000%, 4/22/26	7,373,000	7,201,600
Wells Fargo & Co, 5.8750%µ	12,535,000	13,813,194
		633,104,864
Basic Industry – 2.2%
Anglo American Capital PLC, 3.7500%, 4/10/22 (144A)	6,268,000	6,299,340
Anglo American Capital PLC, 4.7500%, 4/10/27 (144A)	19,608,000	20,143,298
CF Industries Inc, 6.8750%, 5/1/18	2,730,000	2,835,788
CF Industries Inc, 4.5000%, 12/1/26 (144A)	22,323,000	22,953,836
FMG Resources August 2006 Pty Ltd, 4.7500%, 5/15/22 (144A)	13,186,000	13,235,447
FMG Resources August 2006 Pty Ltd, 5.1250%, 5/15/24 (144A)	4,135,000	4,135,000
Freeport-McMoRan Inc, 3.1000%, 3/15/20	6,192,000	6,060,420
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	32,038,000	32,714,290
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	12,985,000	13,389,119
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	17,040,000	17,997,461
Sherwin-Williams Co, 2.7500%, 6/1/22	6,358,000	6,353,473
Sherwin-Williams Co, 3.1250%, 6/1/24	4,071,000	4,090,561
Sherwin-Williams Co, 3.4500%, 6/1/27	11,459,000	11,540,634
Sherwin-Williams Co, 4.5000%, 6/1/47	5,339,000	5,602,528
Steel Dynamics Inc, 5.0000%, 12/15/26	2,077,000	2,131,521
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	16,018,000	18,500,790
		187,983,506
Brokerage – 2.7%
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	10,519,000	10,800,183
CBOE Holdings Inc, 3.6500%, 1/12/27	17,033,000	17,181,340
Charles Schwab Corp, 3.0000%, 3/10/25	11,616,000	11,618,149
Charles Schwab Corp, 4.6250%µ	3,874,000	3,956,322
Charles Schwab Corp, 7.0000%µ	16,625,000	19,160,312
E*TRADE Financial Corp, 5.3750%, 11/15/22	21,204,000	22,289,518
E*TRADE Financial Corp, 4.6250%, 9/15/23	28,646,000	29,791,840
E*TRADE Financial Corp, 5.8750%µ	3,342,000	3,542,520
Lazard Group LLC, 4.2500%, 11/14/20	20,027,000	21,126,923
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	20,332,000	19,761,199
Raymond James Financial Inc, 5.6250%, 4/1/24	9,922,000	11,290,829
Raymond James Financial Inc, 3.6250%, 9/15/26	7,352,000	7,359,448
Raymond James Financial Inc, 4.9500%, 7/15/46	19,337,000	21,014,233
Scottrade Financial Services Inc, 6.1250%, 7/11/21 (144A)	7,317,000	8,308,124
TD Ameritrade Holding Corp, 2.9500%, 4/1/22	11,606,000	11,875,085
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	12,370,000	12,800,748
		231,876,773
Capital Goods – 2.2%
Arconic Inc, 5.1250%, 10/1/24	24,441,000	25,357,537
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	3,123,000	3,205,760
Ball Corp, 4.3750%, 12/15/20	11,116,000	11,671,800
CNH Industrial Capital LLC, 3.6250%, 4/15/18	12,132,000	12,238,762
CRH America Finance Inc, 3.4000%, 5/9/27 (144A)	4,150,000	4,150,697
Eagle Materials Inc, 4.5000%, 8/1/26	1,532,000	1,566,470

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
General Electric Co, 5.0000%µ	$21,776,000	$23,113,046
Martin Marietta Materials Inc, 4.2500%, 7/2/24	9,439,000	9,906,438
Masco Corp, 3.5000%, 4/1/21	11,394,000	11,707,677
Masco Corp, 4.3750%, 4/1/26	1,922,000	2,050,197
Owens Corning, 4.2000%, 12/1/24	10,034,000	10,507,344
Owens Corning, 3.4000%, 8/15/26	5,104,000	5,028,491
Rockwell Collins Inc, 3.2000%, 3/15/24	9,589,000	9,717,464
Rockwell Collins Inc, 3.5000%, 3/15/27	16,394,000	16,625,877
Vulcan Materials Co, 7.0000%, 6/15/18	13,087,000	13,703,542
Vulcan Materials Co, 7.5000%, 6/15/21	7,056,000	8,326,510
Vulcan Materials Co, 4.5000%, 4/1/25	19,955,000	21,311,601
		190,189,213
Communications – 3.9%
American Tower Corp, 3.3000%, 2/15/21	17,567,000	18,024,427
American Tower Corp, 3.4500%, 9/15/21	1,836,000	1,893,173
American Tower Corp, 3.5000%, 1/31/23	3,255,000	3,337,850
American Tower Corp, 4.4000%, 2/15/26	11,540,000	12,098,097
American Tower Corp, 3.3750%, 10/15/26	21,455,000	20,993,589
AT&T Inc, 3.4000%, 5/15/25	3,466,000	3,407,698
AT&T Inc, 4.2500%, 3/1/27	16,385,000	16,940,206
AT&T Inc, 5.2500%, 3/1/37	21,579,000	23,014,629
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	16,158,000	16,602,345
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/27 (144A)	38,126,000	38,983,835
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.9080%, 7/23/25	20,917,000	22,598,978
Comcast Corp, 2.3500%, 1/15/27	14,364,000	13,483,271
Comcast Corp, 3.3000%, 2/1/27	9,726,000	9,846,534
Comcast Corp, 3.4000%, 7/15/46	2,383,000	2,173,367
Cox Communications Inc, 3.3500%, 9/15/26 (144A)	23,624,000	23,199,902
Crown Castle International Corp, 5.2500%, 1/15/23	14,514,000	16,120,758
Lamar Media Corp, 5.0000%, 5/1/23	3,548,000	3,689,920
NBCUniversal Media LLC, 4.4500%, 1/15/43	4,520,000	4,805,293
Time Warner Inc, 3.6000%, 7/15/25	13,098,000	13,149,868
UBM PLC, 5.7500%, 11/3/20 (144A)	18,807,000	19,796,982
Verizon Communications Inc, 2.9460%, 3/15/22 (144A)	7,302,000	7,351,931
Verizon Communications Inc, 2.6250%, 8/15/26	43,811,000	40,399,175
Verizon Communications Inc, 4.1250%, 8/15/46	9,272,000	8,263,772
		340,175,600
Consumer Cyclical – 3.6%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	22,684,000	23,251,100
1011778 BC ULC / New Red Finance Inc, 4.2500%, 5/15/24 (144A)	20,837,000	20,705,519
Coach Inc, 3.0000%, 7/15/22	6,730,000	6,634,777
Coach Inc, 4.1250%, 7/15/27	6,730,000	6,662,310
CVS Health Corp, 2.8000%, 7/20/20	26,009,000	26,477,656
CVS Health Corp, 4.7500%, 12/1/22	8,833,000	9,680,668
CVS Health Corp, 5.0000%, 12/1/24	11,873,000	13,152,755
DR Horton Inc, 3.7500%, 3/1/19	12,232,000	12,513,409
DR Horton Inc, 4.0000%, 2/15/20	2,926,000	3,038,291
Ford Motor Co, 4.3460%, 12/8/26	22,208,000	22,871,175
General Motors Co, 4.8750%, 10/2/23	12,067,000	12,930,140
General Motors Financial Co Inc, 3.1000%, 1/15/19	1,881,000	1,906,762
General Motors Financial Co Inc, 3.9500%, 4/13/24	22,331,000	22,642,517
IHO Verwaltungs GmbH, 4.1250%, 9/15/21 (144A)	4,629,000	4,715,794
IHO Verwaltungs GmbH, 4.5000%, 9/15/23 (144A)	2,987,000	3,031,805
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	10,941,000	11,809,387
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	8,651,000	9,289,011
MDC Holdings Inc, 5.5000%, 1/15/24	13,630,000	14,413,725
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	9,927,000	10,820,430

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2017

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Priceline Group Inc, 3.6000%, 6/1/26	$32,278,000	$32,677,117
Toll Brothers Finance Corp, 4.0000%, 12/31/18	5,981,000	6,130,525
Toll Brothers Finance Corp, 5.8750%, 2/15/22	4,863,000	5,385,772
Toll Brothers Finance Corp, 4.3750%, 4/15/23	3,329,000	3,443,851
Walgreens Boots Alliance Inc, 3.4500%, 6/1/26	14,590,000	14,560,630
Walgreens Boots Alliance Inc, 4.6500%, 6/1/46	2,506,000	2,626,701
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp, 5.2500%, 5/15/27 (144A)	8,470,000	8,676,456
ZF North America Capital Inc, 4.5000%, 4/29/22 (144A)	6,157,000	6,464,850
		316,513,133
Consumer Non-Cyclical – 7.8%
Abbott Laboratories, 3.8750%, 9/15/25	2,915,000	2,998,430
Abbott Laboratories, 3.7500%, 11/30/26	5,409,000	5,522,135
Allergan Funding SCS, 3.0000%, 3/12/20	27,528,000	28,127,863
Anheuser-Busch InBev Finance Inc, 2.6500%, 2/1/21	6,156,000	6,238,016
Anheuser-Busch InBev Finance Inc, 3.3000%, 2/1/23	35,117,000	36,156,569
Anheuser-Busch InBev Finance Inc, 3.6500%, 2/1/26	43,695,000	45,021,930
Becton Dickinson and Co, 2.8940%, 6/6/22	10,576,000	10,589,167
Becton Dickinson and Co, 3.3630%, 6/6/24	23,512,000	23,557,519
Becton Dickinson and Co, 3.7000%, 6/6/27	16,681,000	16,707,156
Becton Dickinson and Co, 4.6690%, 6/6/47	5,508,000	5,673,400
Cardinal Health Inc, 2.6160%, 6/15/22	10,621,000	10,629,603
Cardinal Health Inc, 3.0790%, 6/15/24	6,868,000	6,882,773
Cardinal Health Inc, 3.4100%, 6/15/27	13,641,000	13,582,753
Constellation Brands Inc, 4.2500%, 5/1/23	22,588,000	24,043,932
Constellation Brands Inc, 4.7500%, 12/1/25	2,527,000	2,768,182
Constellation Brands Inc, 3.7000%, 12/6/26	15,705,000	16,000,647
Danone SA, 2.0770%, 11/2/21 (144A)	25,347,000	25,003,143
Danone SA, 2.5890%, 11/2/23 (144A)	11,797,000	11,508,386
Express Scripts Holding Co, 3.5000%, 6/15/24	8,538,000	8,610,368
Express Scripts Holding Co, 4.5000%, 2/25/26	15,805,000	16,751,830
Express Scripts Holding Co, 3.4000%, 3/1/27	9,618,000	9,283,573
HCA Inc, 3.7500%, 3/15/19	8,778,000	8,953,560
HCA Inc, 5.8750%, 5/1/23	5,684,000	6,188,455
HCA Inc, 5.0000%, 3/15/24	5,034,000	5,329,747
HCA Inc, 5.3750%, 2/1/25	10,084,000	10,636,603
HCA Inc, 5.8750%, 2/15/26	12,628,000	13,638,240
Life Technologies Corp, 6.0000%, 3/1/20	14,727,000	16,049,072
Molson Coors Brewing Co, 3.0000%, 7/15/26	30,645,000	29,478,805
Molson Coors Brewing Co, 4.2000%, 7/15/46	7,361,000	7,224,137
Newell Brands Inc, 3.1500%, 4/1/21	6,008,000	6,150,209
Newell Brands Inc, 3.8500%, 4/1/23	5,152,000	5,408,601
Newell Brands Inc, 5.0000%, 11/15/23	10,219,000	10,934,749
Newell Brands Inc, 4.2000%, 4/1/26	24,562,000	26,082,093
Reckitt Benckiser Treasury Services PLC, 2.3750%, 6/24/22 (144A)	13,550,000	13,459,947
Reckitt Benckiser Treasury Services PLC, 2.7500%, 6/26/24 (144A)	12,500,000	12,379,350
Reckitt Benckiser Treasury Services PLC, 3.0000%, 6/26/27 (144A)	19,583,000	19,302,415
Shire Acquisitions Investments Ireland DAC, 2.4000%, 9/23/21	14,819,000	14,644,729
Shire Acquisitions Investments Ireland DAC, 2.8750%, 9/23/23	20,387,000	20,204,169
Shire Acquisitions Investments Ireland DAC, 3.2000%, 9/23/26	15,006,000	14,675,223
Sysco Corp, 2.5000%, 7/15/21	4,610,000	4,622,138
Sysco Corp, 3.3000%, 7/15/26	11,457,000	11,367,246
Sysco Corp, 3.2500%, 7/15/27	7,661,000	7,537,053
Tenet Healthcare Corp, 4.6250%, 7/15/24 (144A)	6,051,000	6,058,564
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	24,542,000	23,309,452
THC Escrow Corp III, 4.6250%, 7/15/24 (144A)	7,583,000	7,603,474
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	16,225,000	16,772,594
Wm Wrigley Jr Co, 2.4000%, 10/21/18 (144A)	24,845,000	25,013,325
Wm Wrigley Jr Co, 3.3750%, 10/21/20 (144A)	15,043,000	15,526,437
		684,207,762

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Electric – 1.5%
Dominion Energy Inc, 2.0000%, 8/15/21	$2,652,000	$2,600,793
Dominion Energy Inc, 2.8500%, 8/15/26	3,730,000	3,555,921
Duke Energy Corp, 1.8000%, 9/1/21	7,166,000	6,994,575
Duke Energy Corp, 2.6500%, 9/1/26	11,195,000	10,633,403
IPALCO Enterprises Inc, 5.0000%, 5/1/18	8,307,000	8,441,989
PPL Capital Funding Inc, 3.1000%, 5/15/26	22,180,000	21,709,518
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	16,362,000	17,654,173
Southern Co, 2.3500%, 7/1/21	24,170,000	23,991,601
Southern Co, 2.9500%, 7/1/23	15,033,000	14,934,579
Southern Co, 3.2500%, 7/1/26	20,158,000	19,721,801
		130,238,353
Energy – 4.4%
Antero Resources Corp, 5.3750%, 11/1/21	25,409,000	25,663,090
Canadian Natural Resources Ltd, 5.9000%, 2/1/18	7,307,000	7,474,908
Canadian Natural Resources Ltd, 2.9500%, 1/15/23	7,054,000	6,996,898
Cenovus Energy Inc, 5.7000%, 10/15/19	459,000	484,424
Columbia Pipeline Group Inc, 4.5000%, 6/1/25	7,799,000	8,302,659
ConocoPhillips Co, 4.9500%, 3/15/26	18,568,000	20,681,447
Diamond Offshore Drilling Inc, 5.8750%, 5/1/19	3,596,000	3,694,890
Enbridge Energy Partners LP, 5.8750%, 10/15/25	10,976,000	12,522,266
Energy Transfer Equity LP, 5.8750%, 1/15/24	11,821,000	12,530,260
Energy Transfer Equity LP, 5.5000%, 6/1/27	20,380,000	21,093,300
Energy Transfer LP, 4.1500%, 10/1/20	9,087,000	9,437,068
Energy Transfer LP, 4.7500%, 1/15/26	4,995,000	5,196,868
Helmerich & Payne International Drilling Co, 4.6500%, 3/15/25	16,949,000	17,774,823
Hiland Partners Holdings LLC / Hiland Partners Finance Corp,
5.5000%, 5/15/22 (144A)	10,330,000	10,789,282
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	8,477,000	9,103,569
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	9,794,000	10,117,956
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	979,000	1,087,178
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	7,819,000	8,367,284
NuStar Logistics LP, 5.6250%, 4/28/27	13,470,000	14,143,500
Oceaneering International Inc, 4.6500%, 11/15/24	21,576,000	21,279,977
Phillips 66 Partners LP, 3.6050%, 2/15/25	11,167,000	11,059,149
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	13,205,000	14,544,977
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27	21,666,000	23,065,104
SM Energy Co, 6.5000%, 1/1/23	1,313,000	1,250,633
TC PipeLines LP, 3.9000%, 5/25/27	14,699,000	14,668,323
Tesoro Logistics LP / Tesoro Logistics Finance Corp, 5.2500%, 1/15/25	6,357,000	6,674,850
Western Gas Partners LP, 5.3750%, 6/1/21	27,162,000	29,156,777
Williams Cos Inc, 3.7000%, 1/15/23	5,935,000	5,845,975
Williams Partners LP, 3.7500%, 6/15/27	24,335,000	24,089,995
Williams Partners LP / ACMP Finance Corp, 4.8750%, 5/15/23	17,702,000	18,367,949
Williams Partners LP / ACMP Finance Corp, 4.8750%, 3/15/24	9,210,000	9,651,343
		385,116,722
Finance Companies – 0.3%
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	6,944,000	7,258,702
Park Aerospace Holdings Ltd, 5.5000%, 2/15/24 (144A)	18,748,000	19,582,286
		26,840,988
Financial Institutions – 1.2%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	25,509,000	26,857,151
Kennedy-Wilson Inc, 5.8750%, 4/1/24	36,635,000	37,779,844
LeasePlan Corp NV, 2.5000%, 5/16/18 (144A)	43,842,000	43,959,716
		108,596,711
Industrial – 0.1%
Cintas Corp No 2, 4.3000%, 6/1/21	6,880,000	7,330,372
Insurance – 0.9%
Aetna Inc, 2.8000%, 6/15/23	9,356,000	9,338,486
Berkshire Hathaway Inc, 3.1250%, 3/15/26	3,463,000	3,502,302

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2017

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Insurance – (continued)
Centene Corp, 4.7500%, 5/15/22	$1,350,000	$1,409,063
Centene Corp, 6.1250%, 2/15/24	3,304,000	3,572,219
Centene Corp, 4.7500%, 1/15/25	3,964,000	4,073,010
Cigna Corp, 3.2500%, 4/15/25	41,189,000	41,353,262
WellCare Health Plans Inc, 5.2500%, 4/1/25	15,854,000	16,607,065
		79,855,407
Real Estate Investment Trusts (REITs) – 1.5%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	5,114,000	5,148,785
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	25,978,000	27,757,805
Alexandria Real Estate Equities Inc, 4.5000%, 7/30/29	11,709,000	12,413,144
Goodman US Finance One LLC, 6.3750%, 4/15/21 (144A)	23,696,000	26,530,847
Post Apartment Homes LP, 4.7500%, 10/15/17	11,453,000	11,463,136
Senior Housing Properties Trust, 6.7500%, 4/15/20	5,308,000	5,755,916
Senior Housing Properties Trust, 6.7500%, 12/15/21	6,206,000	6,921,167
SL Green Realty Corp, 5.0000%, 8/15/18	11,456,000	11,757,934
SL Green Realty Corp, 7.7500%, 3/15/20	20,380,000	22,817,550
		130,566,284
Technology – 5.2%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24 (144A)	15,593,000	15,947,741
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.8750%, 1/15/27 (144A)	36,031,000	37,004,053
Cadence Design Systems Inc, 4.3750%, 10/15/24	33,949,000	35,266,561
Fidelity National Information Services Inc, 3.6250%, 10/15/20	10,594,000	11,096,759
Fidelity National Information Services Inc, 4.5000%, 10/15/22	14,193,000	15,419,956
Fidelity National Information Services Inc, 3.0000%, 8/15/26	18,862,000	18,266,281
First Data Corp, 7.0000%, 12/1/23 (144A)	16,006,000	17,086,405
NXP BV / NXP Funding LLC, 4.1250%, 6/15/20 (144A)	7,151,000	7,510,838
NXP BV / NXP Funding LLC, 4.1250%, 6/1/21 (144A)	5,312,000	5,593,536
NXP BV / NXP Funding LLC, 3.8750%, 9/1/22 (144A)	20,896,000	21,757,960
NXP BV / NXP Funding LLC, 4.6250%, 6/1/23 (144A)	12,473,000	13,455,249
Seagate HDD Cayman, 4.7500%, 1/1/25	22,412,000	22,520,945
Seagate HDD Cayman, 4.8750%, 6/1/27	3,055,000	3,051,212
Seagate HDD Cayman, 5.7500%, 12/1/34	5,081,000	5,093,189
Total System Services Inc, 3.8000%, 4/1/21	11,209,000	11,671,708
Total System Services Inc, 4.8000%, 4/1/26	39,005,000	42,462,676
Trimble Inc, 4.7500%, 12/1/24	39,752,000	42,451,121
TSMC Global Ltd, 1.6250%, 4/3/18 (144A)	55,857,000	55,745,175
Verisk Analytics Inc, 4.8750%, 1/15/19	10,491,000	10,924,583
Verisk Analytics Inc, 5.8000%, 5/1/21	29,983,000	33,333,870
Verisk Analytics Inc, 4.1250%, 9/12/22	13,069,000	13,770,884
Verisk Analytics Inc, 5.5000%, 6/15/45	13,795,000	15,346,220
		454,776,922
Transportation – 0.3%
FedEx Corp, 3.9000%, 2/1/35	1,811,000	1,799,564
FedEx Corp, 4.4000%, 1/15/47	789,000	812,709
Penske Truck Leasing Co Lp / PTL Finance Corp, 3.3750%, 3/15/18 (144A)	13,630,000	13,783,978
Penske Truck Leasing Co Lp / PTL Finance Corp, 2.5000%, 6/15/19 (144A)	9,160,000	9,206,936
		25,603,187
Total Corporate Bonds (cost $3,868,962,281)		3,956,677,841
Mortgage-Backed Securities – 24.5%
Fannie Mae Pool:
4.0000%, 9/1/29	7,523,737	7,978,098
3.5000%, 5/1/33	5,323,332	5,536,637
4.0000%, 4/1/34	8,274,161	8,778,089
6.0000%, 10/1/35	5,183,466	5,910,502
6.0000%, 12/1/35	4,172,599	4,766,477
6.0000%, 2/1/37	2,138,895	2,474,293
6.0000%, 9/1/37	2,796,471	2,935,684
6.0000%, 10/1/38	4,600,960	5,230,967

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
7.0000%, 2/1/39	$1,768,953	$2,052,410
5.5000%, 12/1/39	8,053,845	8,973,047
5.5000%, 3/1/40	6,538,499	7,384,594
5.5000%, 4/1/40	12,737,390	14,158,987
5.0000%, 10/1/40	2,074,831	2,306,886
5.5000%, 2/1/41	3,800,803	4,292,690
5.0000%, 5/1/41	2,998,184	3,279,802
5.5000%, 5/1/41	4,285,713	4,771,266
5.5000%, 6/1/41	9,392,975	10,573,080
5.5000%, 6/1/41	3,875,641	4,313,227
5.5000%, 7/1/41	14,813,567	16,450,752
4.5000%, 8/1/41	7,052,888	7,615,849
5.0000%, 10/1/41	3,339,800	3,652,028
5.5000%, 12/1/41	7,846,890	8,754,828
5.5000%, 2/1/42	37,989,453	42,271,046
4.0000%, 6/1/42	11,712,686	12,418,067
4.0000%, 7/1/42	6,780,685	7,187,226
4.0000%, 8/1/42	4,880,418	5,172,644
4.0000%, 9/1/42	6,037,831	6,398,916
4.0000%, 9/1/42	5,811,241	6,160,507
4.0000%, 11/1/42	7,642,891	8,098,419
4.5000%, 11/1/42	4,799,906	5,209,689
3.5000%, 1/1/43	14,048,351	14,494,341
3.5000%, 2/1/43	30,719,984	31,698,126
3.5000%, 2/1/43	5,423,444	5,596,332
4.5000%, 2/1/43	28,370,189	30,619,004
3.5000%, 3/1/43	16,553,530	17,084,061
4.5000%, 3/1/43	11,213,188	12,222,403
4.0000%, 5/1/43	15,614,577	16,544,833
4.0000%, 7/1/43	21,869,864	23,184,272
4.0000%, 8/1/43	19,725,383	20,911,197
4.0000%, 9/1/43	5,861,927	6,215,323
5.5000%, 10/1/43	8,236,973	9,307,503
3.5000%, 1/1/44	22,768,708	23,611,922
3.5000%, 1/1/44	8,847,811	9,175,492
4.0000%, 2/1/44	12,100,678	12,829,128
3.5000%, 4/1/44	10,469,088	10,821,922
4.5000%, 5/1/44	54,289,715	59,495,993
5.5000%, 5/1/44	8,172,254	9,094,752
4.0000%, 6/1/44	18,604,063	19,721,084
4.0000%, 7/1/44	32,822,592	35,045,939
5.0000%, 7/1/44	13,090,210	14,623,385
4.0000%, 8/1/44	18,374,447	19,619,994
4.0000%, 8/1/44	6,885,183	7,352,192
4.5000%, 8/1/44	24,405,384	26,746,415
4.5000%, 10/1/44	18,558,735	20,335,318
4.5000%, 10/1/44	10,068,644	11,003,468
3.5000%, 2/1/45	27,400,708	28,276,190
4.5000%, 3/1/45	17,300,070	18,908,002
4.0000%, 5/1/45	14,370,080	15,348,155
4.5000%, 5/1/45	16,457,346	18,031,845
4.5000%, 5/1/45	10,158,110	11,129,747
4.5000%, 6/1/45	8,882,853	9,676,165
4.5000%, 9/1/45	40,736,802	44,526,894
4.0000%, 10/1/45	26,854,089	28,518,485
4.5000%, 10/1/45	35,339,753	38,722,156
4.5000%, 10/1/45	18,457,664	20,136,264
3.5000%, 12/1/45	9,160,443	9,468,438
4.0000%, 12/1/45	12,515,654	13,366,176

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2017

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
3.5000%, 1/1/46	$26,437,670	$27,330,218
3.5000%, 1/1/46	22,809,394	23,580,467
4.0000%, 1/1/46	5,984,192	6,374,828
4.0000%, 1/1/46	5,459,553	5,816,234
4.5000%, 2/1/46	31,430,818	34,439,138
4.5000%, 2/1/46	11,699,733	12,789,556
4.0000%, 4/1/46	17,010,066	18,112,104
4.5000%, 4/1/46	15,828,751	17,421,579
4.0000%, 5/1/46	19,896,311	21,196,213
4.0000%, 6/1/46	6,184,972	6,589,075
4.5000%, 6/1/46	32,349,414	35,356,253
3.5000%, 7/1/46	17,036,307	17,592,089
3.5000%, 7/1/46	16,921,855	17,474,113
4.0000%, 7/1/46	6,877,565	7,326,904
4.5000%, 7/1/46	45,000,033	49,195,301
4.5000%, 7/1/46	12,883,950	14,117,964
4.5000%, 7/1/46	10,840,578	11,752,528
4.0000%, 8/1/46	1,073,597	1,140,311
4.0000%, 8/1/46	1,050,127	1,114,749
4.0000%, 8/1/46	915,757	972,663
4.0000%, 8/1/46	737,294	783,111
4.5000%, 9/1/46	2,990,684	3,277,918
4.0000%, 10/1/46	4,635,190	4,919,281
4.0000%, 11/1/46	5,156,362	5,505,893
4.5000%, 11/1/46	20,753,200	22,694,602
4.5000%, 11/1/46	4,032,010	4,386,853
4.0000%, 1/1/47	6,690,478	7,160,265
4.5000%, 2/1/47	16,579,536	17,974,338
4.0000%, 3/1/47	1,416,995	1,505,390
4.0000%, 3/1/47	817,420	867,628
4.0000%, 3/1/47	379,188	402,887
4.0000%, 3/1/47	375,929	399,272
4.0000%, 4/1/47	23,642,969	25,268,985
4.0000%, 4/1/47	1,865,878	1,980,489
4.0000%, 4/1/47	1,483,117	1,575,816
4.0000%, 4/1/47	1,477,892	1,568,671
4.0000%, 4/1/47	1,397,403	1,483,239
4.0000%, 4/1/47	1,325,108	1,406,503
4.5000%, 4/1/47	18,975,681	20,750,801
4.0000%, 5/1/47	1,989,124	2,111,306
4.0000%, 5/1/47	1,549,312	1,646,148
4.0000%, 5/1/47	1,215,538	1,291,514
4.0000%, 5/1/47	503,014	534,221
4.5000%, 5/1/47	2,558,112	2,787,673
4.5000%, 5/1/47	2,106,734	2,292,539
4.5000%, 5/1/47	2,066,640	2,250,184
4.5000%, 5/1/47	1,564,143	1,704,503
4.5000%, 5/1/47	1,448,310	1,576,937
4.5000%, 5/1/47	1,383,590	1,504,766
4.5000%, 5/1/47	1,334,309	1,451,169
4.5000%, 5/1/47	1,267,401	1,379,181
4.5000%, 5/1/47	712,843	774,831
4.5000%, 5/1/47	516,249	562,577
4.5000%, 5/1/47	466,722	508,605
3.5000%, 6/1/47	1,007,607	1,039,437
4.0000%, 6/1/47	5,800,120	6,156,390
4.0000%, 6/1/47	3,167,312	3,358,942
4.0000%, 6/1/47	2,850,899	3,027,777
4.0000%, 6/1/47	2,770,326	2,943,477

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 6/1/47	$2,187,171	$2,327,918
4.0000%, 6/1/47	991,250	1,053,629
4.5000%, 6/1/47	1,357,034	1,462,100
4.5000%, 6/1/47	896,939	977,428
3.5000%, 5/1/56	7,116,310	7,314,962
		1,464,212,066
Freddie Mac Gold Pool:
3.5000%, 7/1/29	6,526,987	6,810,865
3.5000%, 9/1/29	6,060,323	6,324,272
8.0000%, 4/1/32	2,464,636	3,020,339
5.5000%, 10/1/36	3,672,214	4,130,871
5.5000%, 4/1/40	7,031,125	7,844,841
6.0000%, 4/1/40	3,583,514	4,148,745
5.5000%, 5/1/41	5,674,309	6,261,353
5.5000%, 8/1/41	11,390,176	13,008,772
5.5000%, 8/1/41	10,670,876	12,049,809
5.0000%, 3/1/42	9,290,413	10,288,021
3.5000%, 2/1/44	11,644,913	12,001,879
4.5000%, 5/1/44	8,831,295	9,563,820
5.0000%, 7/1/44	3,317,621	3,660,738
4.0000%, 8/1/44	2,963,596	3,160,096
4.5000%, 9/1/44	35,865,050	39,268,404
4.5000%, 6/1/45	18,155,713	19,881,505
4.0000%, 2/1/46	7,330,698	7,809,602
4.5000%, 2/1/46	17,418,229	19,073,109
4.5000%, 2/1/46	11,259,947	12,298,124
4.5000%, 5/1/46	9,276,399	10,157,767
4.5000%, 6/1/46	11,068,800	12,089,353
3.5000%, 7/1/46	33,946,418	35,139,523
4.0000%, 7/1/46	18,370,253	19,454,998
4.5000%, 2/1/47	5,641,641	6,196,267
		283,643,073
Ginnie Mae I Pool:
5.1000%, 1/15/32	8,402,702	9,562,710
7.5000%, 8/15/33	7,679,444	8,969,390
4.9000%, 10/15/34	9,640,492	10,948,778
5.5000%, 9/15/35	2,219,420	2,550,462
5.5000%, 6/15/39	13,197,025	14,947,091
5.5000%, 8/15/39	8,707,921	10,080,940
5.5000%, 8/15/39	5,936,922	6,878,238
5.0000%, 9/15/39	9,631,458	10,584,572
5.0000%, 9/15/39	4,231,851	4,650,218
5.0000%, 10/15/39	3,047,485	3,363,168
5.0000%, 11/15/39	5,251,477	5,758,154
5.0000%, 1/15/40	1,631,655	1,785,270
5.0000%, 5/15/40	6,538,292	7,206,104
5.0000%, 5/15/40	1,835,628	2,034,284
5.0000%, 5/15/40	677,140	752,547
5.0000%, 7/15/40	5,618,553	6,163,969
5.0000%, 7/15/40	1,739,967	1,907,493
4.5000%, 9/15/40	6,019,201	6,536,165
5.0000%, 2/15/41	5,469,384	6,013,976
5.0000%, 4/15/41	1,990,514	2,183,265
4.5000%, 5/15/41	12,252,827	13,737,501
4.5000%, 5/15/41	5,995,885	6,504,655
5.0000%, 5/15/41	1,909,686	2,119,540
4.5000%, 7/15/41	5,845,459	6,583,519
4.5000%, 7/15/41	1,833,041	2,015,662
4.5000%, 8/15/41	14,970,591	16,429,500

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2017

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae I Pool – (continued)
5.0000%, 9/15/41	$3,258,470	$3,634,071
5.0000%, 11/15/43	12,604,637	14,115,527
4.5000%, 5/15/44	7,558,269	8,286,137
5.0000%, 6/15/44	9,904,951	11,029,621
5.0000%, 6/15/44	6,117,218	6,807,997
5.0000%, 7/15/44	4,538,303	5,044,400
4.0000%, 1/15/45	32,825,878	34,772,564
4.0000%, 4/15/45	7,956,198	8,560,231
4.0000%, 7/15/46	26,507,983	28,330,734
4.5000%, 8/15/46	37,205,360	40,775,658
		331,624,111
Ginnie Mae II Pool:
7.0000%, 5/20/39	661,799	784,333
5.0000%, 6/20/41	7,100,191	7,693,099
5.5000%, 1/20/42	3,787,308	4,151,875
3.5000%, 5/20/42	4,787,360	4,985,199
6.0000%, 11/20/42	1,399,537	1,595,159
4.0000%, 3/20/43	5,770,665	6,158,890
5.0000%, 12/20/44	10,362,700	11,622,463
5.0000%, 9/20/45	4,021,503	4,522,550
4.0000%, 10/20/45	16,157,093	17,258,747
		58,772,315
Total Mortgage-Backed Securities (cost $2,152,699,575)		2,138,251,565
United States Treasury Notes/Bonds – 16.1%
1.2500%, 6/30/19	3,754,000	3,743,883
1.2500%, 3/31/21	2,661,000	2,616,718
2.2500%, 4/30/21	11,999,000	12,231,949
1.8750%, 2/28/22	30,464,000	30,497,328
1.8750%, 3/31/22	5,819,000	5,822,183
1.7500%, 5/31/22	182,838,000	181,745,177
2.1250%, 2/29/24	94,667,000	94,755,798
2.0000%, 11/15/26	275,664,000	269,020,737
2.2500%, 2/15/27	205,431,000	204,516,216
2.3750%, 5/15/27	103,856,000	104,525,352
3.6250%, 2/15/44	63,250,400	72,975,149
3.1250%, 8/15/44	52,953,800	56,023,479
3.0000%, 11/15/44	28,758,500	29,721,248
2.2500%, 8/15/46	26,643,000	23,499,952
2.8750%, 11/15/46	235,068,000	236,766,836
3.0000%, 2/15/47	74,943,000	77,443,024
Total United States Treasury Notes/Bonds (cost $1,373,368,264)		1,405,905,029
Preferred Stocks – 0.4%
Banks – 0%
Citigroup Capital XIII, 7.5418%	.117,016	3,040,076
Capital Markets – 0.1%
Morgan Stanley, 6.8750%	298,757	8,750,593
Consumer Finance – 0.3%
Discover Financial Services, 6.5000%	942,751	24,304,121
Industrial Conglomerates – 0%
General Electric Co, 4.7000%	84,678	2,160,136
Total Preferred Stocks (cost $36,311,173)		38,254,926
Investment Companies – 1.7%
Money Markets – 1.7%
Janus Cash Liquidity Fund LLC, 0.9803%ºº,£ (cost $147,933,777)	147,933,777	147,933,777
Total Investments (total cost $8,671,798,167) – 100.7%		8,780,037,156
Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(59,195,115)
Net Assets – 100%		$8,720,842,041

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$8,150,152,369	92.8%
United Kingdom	137,320,700	1.6
Netherlands	92,277,299	1.0
Belgium	87,416,515	1.0
Canada	77,413,639	0.9
Taiwan	55,745,175	0.6
Ireland	47,140,723	0.5
Australia	43,901,294	0.5
France	36,511,529	0.4
Israel	23,309,452	0.3
Switzerland	14,636,012	0.2
Germany	14,212,449	0.2

Total	$8,780,037,156	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2017

Janus Henderson Flexible Bond Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2017 is $1,310,397,656, which represents 15.0% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of June 30, 2017.

ºº	Rate shown is the 7-day yield as of June 30, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2017. Unless otherwise indicated, all information in the table is for the year ended June 30, 2017.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/16	Purchases	Sales	at 6/30/17	Gain/(Loss)	Income	at 6/30/17

Janus Cash Liquidity Fund LLC
136,206,796	4,953,291,123	(4,941,564,142)	147,933,777	$—	$782,470	$147,933,777

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2017)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$15,496,030	$15,490,228	0.2%

The Fund has registration rights for certain restricted securities held as of June 30, 2017. The issuer incurs all registration costs.

Janus Investment Fund	19

Janus Henderson Flexible Bond Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$649,641,515	$-
Bank Loans and Mezzanine Loans	-	443,372,503	-
Corporate Bonds	-	3,956,677,841	-
Mortgage-Backed Securities	-	2,138,251,565	-
United States Treasury Notes/Bonds	-	1,405,905,029	-
Preferred Stocks	-	38,254,926	-
Investment Companies	-	147,933,777	-
Total Assets	$-	$8,780,037,156	$-

20	JUNE 30, 2017

Janus Henderson Flexible Bond Fund

Statement of Assets and Liabilities

June 30, 2017

Assets:
Investments, at cost	$8,671,798,167
Unaffiliated investments, at value	8,632,103,379
Affiliated investments, at value	147,933,777
Cash	5,694,214
Non-interested Trustees' deferred compensation	154,899
Receivables:
Investments sold	68,013,718
Interest	57,571,017
Fund shares sold	15,704,508
Dividends	128,373
Dividends from affiliates	120,144
Other assets	47,449
Total Assets	8,927,471,478
Liabilities:
Payables:	—
Investments purchased	172,240,670
Fund shares repurchased	26,708,362
Advisory fees	3,099,620
Dividends	2,117,306
Transfer agent fees and expenses	1,416,242
12b-1 Distribution and shareholder servicing fees	365,762
Non-interested Trustees' deferred compensation fees	154,899
Fund administration fees	72,991
Professional fees	72,503
Non-interested Trustees' fees and expenses	51,697
Custodian fees	2,745
Accrued expenses and other payables	326,640
Total Liabilities	206,629,437
Net Assets	$8,720,842,041

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Flexible Bond Fund

Statement of Assets and Liabilities

June 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$8,838,060,728
Undistributed net investment income/(loss)	(437,265)
Undistributed net realized gain/(loss) from investments	(225,045,407)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	108,263,985
Total Net Assets	$8,720,842,041
Net Assets - Class A Shares	$369,124,720
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	35,527,525
Net Asset Value Per Share(1)	$10.39
Maximum Offering Price Per Share(2)	$10.91
Net Assets - Class C Shares	$284,310,581
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	27,354,850
Net Asset Value Per Share(1)	$10.39
Net Assets - Class D Shares	$622,426,189
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	59,891,907
Net Asset Value Per Share	$10.39
Net Assets - Class I Shares	$5,490,323,275
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	528,288,109
Net Asset Value Per Share	$10.39
Net Assets - Class N Shares	$571,544,433
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	55,017,757
Net Asset Value Per Share	$10.39
Net Assets - Class R Shares	$41,175,101
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,961,586
Net Asset Value Per Share	$10.39
Net Assets - Class S Shares	$48,346,741
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,651,439
Net Asset Value Per Share	$10.39
Net Assets - Class T Shares	$1,293,591,001
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	124,496,709
Net Asset Value Per Share	$10.39

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

22	JUNE 30, 2017

Janus Henderson Flexible Bond Fund

Statement of Operations

For the year ended June 30, 2017

Investment Income:
Interest	$271,994,255
Dividends	5,407,484
Dividends from affiliates	782,470
Other income	3,269,136
Total Investment Income	281,453,345
Expenses:
Advisory fees	37,492,677
12b-1Distribution and shareholder servicing fees:
Class A Shares	1,435,403
Class C Shares	3,400,511
Class R Shares	225,017
Class S Shares	152,203
Transfer agent administrative fees and expenses:
Class D Shares	782,812
Class R Shares	112,617
Class S Shares	152,570
Class T Shares	3,705,760
Transfer agent networking and omnibus fees:
Class A Shares	770,198
Class C Shares	252,237
Class I Shares	5,912,194
Other transfer agent fees and expenses:
Class A Shares	65,789
Class C Shares	46,975
Class D Shares	148,918
Class I Shares	267,459
Class N Shares	19,167
Class R Shares	1,860
Class S Shares	1,278
Class T Shares	19,523
Fund administration fees	861,958
Shareholder reports expense	763,699
Registration fees	326,599
Non-interested Trustees’ fees and expenses	247,162
Professional fees	134,199
Custodian fees	66,480
Other expenses	1,007,688
Total Expenses	58,372,953
Less: Excess Expense Reimbursement	(106,978)
Net Expenses	58,265,975
Net Investment Income/(Loss)	223,187,370
Net Realized Gain/(Loss) on Investments:
Investments	(11,460,015)
Total Net Realized Gain/(Loss) on Investments	(11,460,015)
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(179,079,452)
Total Change in Unrealized Net Appreciation/Depreciation	(179,079,452)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$32,647,903

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Flexible Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2017	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$223,187,370	$218,078,013
Net realized gain/(loss) on investments	(11,460,015)	(69,454,405)
Change in unrealized net appreciation/depreciation	(179,079,452)	233,976,837
Net Increase/(Decrease) in Net Assets Resulting from Operations	32,647,903	382,600,445
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(14,497,347)	(17,998,053)
Class C Shares	(6,481,358)	(6,428,300)
Class D Shares	(18,305,465)	(17,270,564)
Class I Shares	(158,686,321)	(145,433,828)
Class N Shares	(17,318,183)	(16,828,353)
Class R Shares	(992,340)	(862,483)
Class S Shares	(1,495,898)	(1,680,718)
Class T Shares	(40,234,487)	(38,612,137)
Net Decrease from Dividends and Distributions to Shareholders	(258,011,399)	(245,114,436)
Capital Share Transactions:
Class A Shares	(332,836,864)	(75,568,554)
Class C Shares	(86,123,339)	24,630,783
Class D Shares	(34,081,307)	18,921,120
Class I Shares	68,199,107	(496,774,650)
Class N Shares	(29,588,634)	(33,131,137)
Class R Shares	(6,892,186)	14,500,989
Class S Shares	(22,468,252)	2,657,910
Class T Shares	(244,548,205)	142,112,682
Net Increase/(Decrease) from Capital Share Transactions	(688,339,680)	(402,650,857)
Net Increase/(Decrease) in Net Assets	(913,703,176)	(265,164,848)
Net Assets:
Beginning of period	9,634,545,217	9,899,710,065
End of period	$8,720,842,041	$9,634,545,217

Undistributed Net Investment Income/(Loss)	$(437,265)	$(256,401)

See Notes to Financial Statements.

24	JUNE 30, 2017

Janus Henderson Flexible Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$10.63	$10.48	$10.64		$10.50	$10.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.23(1)	0.23(1)	0.24(1)		0.25(1)	0.30
Net realized and unrealized gain/(loss)	(0.20)	0.18	(0.13)		0.31	(0.14)
Total from Investment Operations	0.03	0.41	0.11		0.56	0.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.26)	(0.27)		(0.30)	(0.30)
Distributions (from capital gains)	—	—	—		(0.12)	(0.21)
Total Dividends and Distributions	(0.27)	(0.26)	(0.27)		(0.42)	(0.51)
Net Asset Value, End of Period	$10.39	$10.63	$10.48		$10.64	$10.50
Total Return*	0.30%	3.97%	1.02%		5.47%	1.45%
Net Assets, End of Period (in thousands)	$369,125	$720,360	$785,362		$666,272	$719,932
Average Net Assets for the Period (in thousands)	$572,984	$728,366	$678,538		$649,984	$786,291
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.81%	0.79%		0.80%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.81%	0.79%		0.79%	0.75%
Ratio of Net Investment Income/(Loss)	2.15%	2.18%	2.25%		2.38%	2.09%
Portfolio Turnover Rate	96%	99%	124%		118%	118%
				1

Class C Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.63	$10.48	$10.64	$10.50	$10.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(1)	0.16(1)	0.16(1)	0.17(1)	0.21
Net realized and unrealized gain/(loss)	(0.20)	0.18	(0.13)	0.31	(0.14)
Total from Investment Operations	(0.04)	0.34	0.03	0.48	0.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.19)	(0.19)	(0.22)	(0.21)
Distributions (from capital gains)	—	—	—	(0.12)	(0.21)
Total Dividends and Distributions	(0.20)	(0.19)	(0.19)	(0.34)	(0.42)
Net Asset Value, End of Period	$10.39	$10.63	$10.48	$10.64	$10.50
Total Return*	(0.38)%	3.27%	0.28%	4.68%	0.65%
Net Assets, End of Period (in thousands)	$284,311	$379,168	$349,070	$304,253	$432,713
Average Net Assets for the Period (in thousands)	$343,064	$358,131	$332,035	$341,462	$470,325
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.52%	1.49%	1.53%	1.58%	1.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.52%	1.49%	1.53%	1.56%	1.55%
Ratio of Net Investment Income/(Loss)	1.51%	1.50%	1.52%	1.60%	1.30%
Portfolio Turnover Rate	96%	99%	124%	118%	118%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Flexible Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.63	$10.47	$10.64	$10.50	$10.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.26(1)	0.25(1)	0.26(1)	0.27(1)	0.32
Net realized and unrealized gain/(loss)	(0.20)	0.19	(0.14)	0.31	(0.14)
Total from Investment Operations	0.06	0.44	0.12	0.58	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.28)	(0.29)	(0.32)	(0.32)
Distributions (from capital gains)	—	—	—	(0.12)	(0.21)
Total Dividends and Distributions	(0.30)	(0.28)	(0.29)	(0.44)	(0.53)
Net Asset Value, End of Period	$10.39	$10.63	$10.47	$10.64	$10.50
Total Return*	0.54%	4.28%	1.12%	5.67%	1.61%
Net Assets, End of Period (in thousands)	$622,426	$671,895	$643,371	$662,074	$750,690
Average Net Assets for the Period (in thousands)	$649,107	$644,053	$658,439	$677,831	$825,062
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.60%	0.60%	0.60%	0.61%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.60%	0.60%	0.61%	0.60%
Ratio of Net Investment Income/(Loss)	2.44%	2.39%	2.46%	2.57%	2.25%
Portfolio Turnover Rate	96%	99%	124%	118%	118%

Class I Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.63	$10.48	$10.64	$10.50	$10.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.26(1)	0.25(1)	0.26(1)	0.27(1)	0.32
Net realized and unrealized gain/(loss)	(0.20)	0.18	(0.13)	0.31	(0.14)
Total from Investment Operations	0.06	0.43	0.13	0.58	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.28)	(0.29)	(0.32)	(0.32)
Distributions (from capital gains)	—	—	—	(0.12)	(0.21)
Total Dividends and Distributions	(0.30)	(0.28)	(0.29)	(0.44)	(0.53)
Net Asset Value, End of Period	$10.39	$10.63	$10.48	$10.64	$10.50
Total Return*	0.59%	4.22%	1.24%	5.69%	1.66%
Net Assets, End of Period (in thousands)	$5,490,323	$5,552,671	$5,971,814	$3,486,670	$2,918,160
Average Net Assets for the Period (in thousands)	$5,521,703	$5,344,122	$5,007,807	$3,017,072	$2,181,783
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.55%	0.56%	0.57%	0.62%	0.56%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.55%	0.56%	0.57%	0.59%	0.55%
Ratio of Net Investment Income/(Loss)	2.50%	2.43%	2.46%	2.59%	2.28%
Portfolio Turnover Rate	96%	99%	124%	118%	118%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	JUNE 30, 2017

Janus Henderson Flexible Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.62	$10.47	$10.63	$10.50	$10.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.27(1)	0.27(1)	0.27(1)	0.29(1)	0.39
Net realized and unrealized gain/(loss)	(0.19)	0.18	(0.12)	0.30	(0.19)
Total from Investment Operations	0.08	0.45	0.15	0.59	0.20
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.30)	(0.31)	(0.34)	(0.34)
Distributions (from capital gains)	—	—	—	(0.12)	(0.21)
Total Dividends and Distributions	(0.31)	(0.30)	(0.31)	(0.46)	(0.55)
Net Asset Value, End of Period	$10.39	$10.62	$10.47	$10.63	$10.50
Total Return*	0.79%	4.35%	1.37%	5.74%	1.77%
Net Assets, End of Period (in thousands)	$571,544	$613,840	$638,030	$225,650	$64,760
Average Net Assets for the Period (in thousands)	$581,190	$592,601	$467,431	$161,478	$210,599
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.44%	0.44%	0.44%	0.45%	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.44%	0.44%	0.44%	0.45%	0.44%
Ratio of Net Investment Income/(Loss)	2.60%	2.55%	2.57%	2.78%	2.45%
Portfolio Turnover Rate	96%	99%	124%	118%	118%

Class R Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.63	$10.48	$10.64	$10.50	$10.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(1)	0.19(1)	0.19(1)	0.20(1)	0.26
Net realized and unrealized gain/(loss)	(0.20)	0.18	(0.12)	0.32	(0.14)
Total from Investment Operations	(0.01)	0.37	0.07	0.52	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.22)	(0.23)	(0.26)	(0.26)
Distributions (from capital gains)	—	—	—	(0.12)	(0.21)
Total Dividends and Distributions	(0.23)	(0.22)	(0.23)	(0.38)	(0.47)
Net Asset Value, End of Period	$10.39	$10.63	$10.48	$10.64	$10.50
Total Return*	(0.06)%	3.57%	0.61%	5.05%	1.02%
Net Assets, End of Period (in thousands)	$41,175	$49,255	$33,915	$23,049	$30,080
Average Net Assets for the Period (in thousands)	$44,888	$41,127	$28,705	$24,473	$29,460
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%	1.20%	1.19%	1.20%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.20%	1.20%	1.19%	1.20%	1.17%
Ratio of Net Investment Income/(Loss)	1.84%	1.81%	1.84%	1.95%	1.67%
Portfolio Turnover Rate	96%	99%	124%	118%	118%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Flexible Bond Fund

Financial Highlights

Class S Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.63	$10.48	$10.64	$10.50	$10.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.22(1)	0.21(1)	0.23(1)	0.23(1)	0.28
Net realized and unrealized gain/(loss)	(0.20)	0.18	(0.14)	0.32	(0.14)
Total from Investment Operations	0.02	0.39	0.09	0.55	0.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.24)	(0.25)	(0.29)	(0.28)
Distributions (from capital gains)	—	—	—	(0.12)	(0.21)
Total Dividends and Distributions	(0.26)	(0.24)	(0.25)	(0.41)	(0.49)
Net Asset Value, End of Period	$10.39	$10.63	$10.48	$10.64	$10.50
Total Return*	0.20%	3.83%	0.87%	5.31%	1.26%
Net Assets, End of Period (in thousands)	$48,347	$72,406	$68,701	$116,274	$75,202
Average Net Assets for the Period (in thousands)	$60,867	$71,575	$92,884	$83,118	$78,304
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.94%	0.94%	0.95%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.94%	0.94%	0.95%	0.94%
Ratio of Net Investment Income/(Loss)	2.08%	2.06%	2.18%	2.23%	1.91%
Portfolio Turnover Rate	96%	99%	124%	118%	118%

Class T Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.62	$10.47	$10.63	$10.49	$10.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.25(1)	0.24(1)	0.25(1)	0.26(1)	0.31
Net realized and unrealized gain/(loss)	(0.19)	0.18	(0.13)	0.31	(0.15)
Total from Investment Operations	0.06	0.42	0.12	0.57	0.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.27)	(0.28)	(0.31)	(0.31)
Distributions (from capital gains)	—	—	—	(0.12)	(0.21)
Total Dividends and Distributions	(0.29)	(0.27)	(0.28)	(0.43)	(0.52)
Net Asset Value, End of Period	$10.39	$10.62	$10.47	$10.63	$10.49
Total Return*	0.55%	4.10%	1.12%	5.58%	1.42%
Net Assets, End of Period (in thousands)	$1,293,591	$1,574,950	$1,409,448	$1,135,441	$1,165,892
Average Net Assets for the Period (in thousands)	$1,476,151	$1,482,943	$1,300,050	$1,096,557	$1,333,891
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.69%	0.69%	0.70%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.68%	0.69%	0.69%	0.69%
Ratio of Net Investment Income/(Loss)	2.35%	2.31%	2.35%	2.49%	2.16%
Portfolio Turnover Rate	96%	99%	124%	118%	118%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

28	JUNE 30, 2017

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Flexible Bond Fund (formerly named Janus Flexible Bond Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain maximum total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

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Janus Henderson Flexible Bond Fund

Notes to Financial Statements

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2017 to fair value the Fund’s investments in

30	JUNE 30, 2017

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Janus Investment Fund	31

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

2. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and

32	JUNE 30, 2017

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest

Janus Investment Fund	33

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.50
Over $300 Million	0.40

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Janus Henderson Flexible Bond Fund

Notes to Financial Statements

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.51% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Janus Investment Fund	35

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,736 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital

36	JUNE 30, 2017

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2017, Janus Distributors retained upfront sales charges of $24,997.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2017, redeeming shareholders of Class A Shares paid CDSCs of $10,545 to Janus Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $62,848.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2017, the Fund engaged in cross trades amounting to $200,177,188 in purchases and $132,073,155 in sales, resulting in a net realized gain of $783,291. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ (889,858)	$ -	$(217,961,049)	$ -	$ -	$ (129,901)	$101,762,121

Janus Investment Fund	37

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(206,038,374)	$(11,922,675)	$ (217,961,049)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 8,678,275,035	$145,666,816	$(43,904,695)	$ 101,762,121

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 258,011,399	$ -	$ -	$ -

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 245,114,436	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 34,643,165	$ (34,643,165)

38	JUNE 30, 2017

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	16,598,575	$ 173,841,625	30,862,286	$ 321,927,299
Reinvested dividends and distributions	1,114,686	11,656,307	1,475,150	15,413,036
Shares repurchased	(49,973,847)	(518,334,796)	(39,523,827)	(412,908,889)
Net Increase/(Decrease)	(32,260,586)	$ (332,836,864)	(7,186,391)	$ (75,568,554)
Class C Shares:
Shares sold	4,470,482	$ 46,986,312	10,319,755	$ 107,717,629
Reinvested dividends and distributions	488,523	5,099,649	468,859	4,899,441
Shares repurchased	(13,281,395)	(138,209,300)	(8,432,912)	(87,986,287)
Net Increase/(Decrease)	(8,322,390)	$ (86,123,339)	2,355,702	$ 24,630,783
Class D Shares:
Shares sold	7,528,149	$ 78,767,716	9,871,691	$ 102,999,979
Reinvested dividends and distributions	1,645,940	17,176,623	1,549,840	16,193,555
Shares repurchased	(12,509,248)	(130,025,646)	(9,615,442)	(100,272,414)
Net Increase/(Decrease)	(3,335,159)	$ (34,081,307)	1,806,089	$ 18,921,120
Class I Shares:
Shares sold	226,178,611	$2,364,184,213	224,904,326	$2,348,690,668
Reinvested dividends and distributions	13,457,299	140,399,698	12,346,103	128,991,269
Shares repurchased	(233,863,634)	(2,436,384,804)	(284,830,994)	(2,974,456,587)
Net Increase/(Decrease)	5,772,276	$ 68,199,107	(47,580,565)	$ (496,774,650)
Class N Shares:
Shares sold	17,935,674	$ 187,137,050	18,514,273	$ 193,371,976
Reinvested dividends and distributions	1,571,248	16,394,527	1,527,405	15,950,232
Shares repurchased	(22,276,457)	(233,120,211)	(23,185,607)	(242,453,345)
Net Increase/(Decrease)	(2,769,535)	$ (29,588,634)	(3,143,929)	$ (33,131,137)
Class R Shares:
Shares sold	1,668,630	$ 17,426,368	2,925,092	$ 30,467,910
Reinvested dividends and distributions	66,074	690,068	59,565	622,526
Shares repurchased	(2,407,471)	(25,008,622)	(1,587,827)	(16,589,447)
Net Increase/(Decrease)	(672,767)	$ (6,892,186)	1,396,830	$ 14,500,989
Class S Shares:
Shares sold	1,295,947	$ 13,547,748	3,291,527	$ 34,360,627
Reinvested dividends and distributions	142,717	1,490,980	160,168	1,673,519
Shares repurchased	(3,599,626)	(37,506,980)	(3,196,886)	(33,376,236)
Net Increase/(Decrease)	(2,160,962)	$ (22,468,252)	254,809	$ 2,657,910
Class T Shares:
Shares sold	34,518,656	$ 360,839,220	52,113,391	$ 543,443,252
Reinvested dividends and distributions	3,826,433	39,932,993	3,667,575	38,309,470
Shares repurchased	(62,086,519)	(645,320,418)	(42,126,935)	(439,640,040)
Net Increase/(Decrease)	(23,741,430)	$ (244,548,205)	13,654,031	$ 142,112,682

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$4,562,489,788	$3,948,863,262	$ 4,058,052,658	$ 5,248,483,930

Janus Investment Fund	39

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement which took effect upon consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a

40	JUNE 30, 2017

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	41

Janus Henderson Flexible Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson Flexible Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Henderson Flexible Bond Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 15, 2017

42	JUNE 30, 2017

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

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nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

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• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-

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Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

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• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to

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help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

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• the terms of each New Shell Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2017, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	63

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	65

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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Janus Henderson Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
9,142,013,159.558	5,592,848,823.023	61,221,638.413	103,188,226.390	1,502,963,137.210	7,260,221,825.036

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
61.177	0.670	1.129	16.440	79.416	77.034	0.843	1.421	20.701	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
9,142,013,159.558	5,469,469,175.524	166,854,074.533	120,935,345.053	1,502,963,229.926	7,260,221,825.036

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
59.828	1.825	1.323	16.440	79.416	75.335	2.298	1.666	20.701	100.000

Janus Investment Fund	71

Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); and Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Mayur Saigal 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Fund	5/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation (2012-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

Janus Investment Fund	81

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93019 08-17

ANNUAL REPORT June 30, 2017

Janus Henderson Global Allocation Fund – Conservative (formerly named Janus Global Allocation Fund – Conservative)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Conservative

Janus Henderson Global Allocation Fund - Conservative (unaudited)

FUND SNAPSHOT

This Fund of Funds offers broad global diversification for investors by utilizing the full spectrum of Janus Henderson’s investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Global Allocation Fund – Conservative’s Class I Shares returned 6.29% for the 12-month period ended June 30, 2017. This compares with a return of -2.18% for the Bloomberg Barclays Global Aggregate Bond Index, the Fund’s primary benchmark, and a return of 5.79% for its secondary benchmark, the Global Conservative Allocation Index, an internally calculated, hypothetical combination of total returns from the Bloomberg Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World Index (40%).

INVESTMENT ENVIRONMENT

Risk assets rallied over the period, driven by improving optimism on the potential for synchronized global growth, a scenario that had proven elusive in the years since the Global Financial Crisis. Most global stock indices traded in a narrow range for the first part of the period. An inflection point was reached after the election of Donald Trump to the U.S. presidency, as investors priced in a pro-growth agenda. The exception was emerging markets, which sold off in the election’s aftermath. Once immediate concerns about rising protectionism subsided, shares in those markets experienced their own rally. European stocks rose as well, although investors exercised caution during France’s election cycle. The ascendency of Emmanuel Macron to the country’s presidency appeared to quell the tide of populism roiling the continent, which, in turn sent regional indices higher. In the aftermath, Germany’s blue chip benchmark hit a record high as did many U.S. indices in the period’s closing weeks.

Segments of the global fixed income market diverged at first as a pro-growth bias and the expectation of interest rate hikes by the Federal Reserve (Fed) sent yields on safe-haven U.S. Treasurys higher. After cresting above 2.6% in March, the yield on the 10-year note slid over much of the remainder of the period as investors lowered their expectation for regulatory and tax reforms. The yield on the 2-year note rose over the entirety of the period as that segment of the curve tends to be more sensitive to rate hikes, which occurred three times during the period. Investment-grade corporate credits initially generated negative returns but later rallied as spreads on U.S. credits tightened to 109 basis points (bps) by period end. The higher risk high-yield segment of corporates performed well over the whole period, with spreads dipping 230 bps, finishing June at 364 bps. Benchmark crude oil rose to as high as $56 per barrel but fell by roughly 20% over the period’s final months. After rising early on, the value of the U.S. dollar as measured by a widely-followed index based on six currencies, finished slightly in the red.

PERFORMANCE DISCUSSION

Janus Henderson Global Allocation Fund – Conservative invests across a broad set of Janus Henderson, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 30% to 50% equities, 50% to 65% fixed income and 0% to 20% alternative investments that are rebalanced quarterly. Janus Henderson Global Allocation Fund – Conservative is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk.

At the end of the period, the Fund’s allocation was 49.5% fixed income, 45% equity and 5.5% alternative. Contributing most to performance were the Janus Henderson Large Cap Value Fund and the Janus Henderson Overseas Fund. Weighing most on results was the Janus Henderson Global Bond Fund, which – at roughly 39% - had the highest average weighting for the period. Also detracting was the Fund’s position in the Janus Henderson International Managed Volatility Fund.

OUTLOOK

We view investment risk as having two components: drawdown risk and upside risk. Of course, while compound returns are most affected by drawdowns (left tail risk), we believe that not participating in upside

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Conservative (unaudited)

opportunities (right tail risk) is also risky. During the first two quarters of 2017, investors wrestled with both types of risks. Globally – although the balance sheets of central banks have exploded from a “mere” $3 trillion in 2000, to $19 trillion currently – global growth remains subdued. In the case of the European Central Bank (ECB), it remains the largest single buyer of debt issued by major eurozone countries (e.g. Germany 17%, France 14% and Italy 12%). The question is: when the ECB slows or – stops – buying, where will the demand for sovereign debt come from?

On the other side of the Atlantic, the Federal Reserve (Fed) has so far increased its benchmark rate by 0.25% twice in 2017 and announced that it will begin to reduce its $4.0 trillion balance sheet later this year. Whether the unwinding can be accomplished in a smooth way is an open question. As important, against tightening monetary conditions, the potential for sudden, intensifying instability in the fixed income markets during the second half of 2017 can’t be ignored. The risk to bonds is moving from inflation to real rates. We believe investors will continue to struggle with rapidly shifting and volatile fixed income markets during the second half of the year.

With regard to equities, the appetite for this higher risk asset class remained strong during the first half of 2017. Indeed, equities surprised to the upside. That said, the earlier market confidence in the Trump administration to quickly pass promised reforms seems to be diminishing. In addition, stretched equity valuations, as well as the fact that a small number of stocks explain much of the equity returns year-to-date, could restrain investors’ appetite in equities in the coming quarters. Thus, investors’ interest for equities, as well as fixed income, could cool considerably during the second half of the year.

Thank you for investing in Janus Henderson Global Allocation Fund – Conservative.

2	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Fund At A Glance

June 30, 2017

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	37.6%
Janus Henderson Short-Term Bond Fund - Class N Shares	6.0
Janus Henderson Flexible Bond Fund - Class N Shares	5.9
Janus Henderson Overseas Fund - Class N Shares	5.8
Janus Henderson Diversified Alternatives Fund - Class N Shares	5.5
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.2
Janus Henderson Large Cap Value Fund - Class N Shares	3.6
Janus Henderson International Value Fund - Class N Shares	3.4
Janus Henderson Emerging Markets Fund - Class N Shares	3.1
Janus Henderson International Managed Volatility Fund - Class N Shares	2.7
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	2.6
Janus Henderson Global Select Fund - Class I Shares	2.5
Janus Henderson Global Research Fund - Class I Shares	2.4
Janus Henderson Enterprise Fund - Class N Shares	2.3
Janus Henderson Triton Fund - Class N Shares	2.1
Janus Henderson Small Cap Value Fund - Class N Shares	2.1
Janus Henderson Global Real Estate Fund - Class I Shares	2.0
Janus Henderson Contrarian Fund - Class I Shares	1.8
Janus Henderson Mid Cap Value Fund - Class N Shares	1.4
Janus Henderson Forty Fund - Class N Shares	1.2
Janus Henderson Asia Equity Fund - Class I Shares	0.8

Asset Allocation - (% of Net Assets)
Fixed Income Funds	49.5%
Equity Funds	45.0%
Alternative Funds	5.5%
Other	(0.0)%
100.0%

Janus Investment Fund	3

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2017					per the October 28, 2016 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	6.01%	5.21%	5.10%	5.79%	1.15%
Class A Shares at MOP	-0.09%	3.98%	4.48%	5.24%
Class C Shares at NAV	5.50%	4.60%	4.42%	5.09%	1.88%
Class C Shares at CDSC	4.50%	4.60%	4.42%	5.09%
Class D Shares(1)	6.19%	5.39%	5.30%	6.00%	0.96%
Class I Shares	6.29%	5.45%	5.26%	5.96%	0.89%
Class S Shares	5.84%	5.04%	4.89%	5.57%	1.31%
Class T Shares	6.21%	5.37%	5.26%	5.96%	1.06%
Bloomberg Barclays Global Aggregate Bond Index	-2.18%	0.78%	3.69%	3.82%
Global Conservative Allocation Index	5.79%	4.70%	4.00%	4.89%
Morningstar Quartile - Class T Shares	4th	3rd	1st	2nd
Morningstar Ranking - based on total returns for World Allocation Funds	434/493	280/393	22/257	70/246
Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).
Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.
CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

4	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital Management is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Net Annualized Expense Ratio (1/1/17 - 6/30/17)††
Class A Shares	$1,000.00	$1,070.60	$1.85	$1,000.00	$1,023.01	$1.81	0.36%
Class C Shares	$1,000.00	$1,066.70	$5.33	$1,000.00	$1,019.64	$5.21	1.04%
Class D Shares	$1,000.00	$1,070.40	$1.28	$1,000.00	$1,023.55	$1.25	0.25%
Class I Shares	$1,000.00	$1,071.30	$1.08	$1,000.00	$1,023.75	$1.05	0.21%
Class S Shares	$1,000.00	$1,069.30	$3.08	$1,000.00	$1,021.82	$3.01	0.60%
Class T Shares	$1,000.00	$1,070.50	$1.64	$1,000.00	$1,023.21	$1.61	0.32%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments

June 30, 2017

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 5.5%
Janus Henderson Diversified Alternatives Fund - Class N Shares	.1,235,687	$12,678,152
Equity Funds – 45.0%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,132,502	11,970,543
Janus Henderson Asia Equity Fund - Class I Shares	168,974	1,870,540
Janus Henderson Contrarian Fund - Class I Shares	203,907	4,069,989
Janus Henderson Emerging Markets Fund - Class N Shares	718,893	7,109,851
Janus Henderson Enterprise Fund - Class N Shares	48,979	5,334,339
Janus Henderson Forty Fund - Class N Shares	84,438	2,723,972
Janus Henderson Global Real Estate Fund - Class I Shares	414,263	4,561,035
Janus Henderson Global Research Fund - Class I Shares	76,941	5,623,611
Janus Henderson Global Select Fund - Class I Shares	386,340	5,833,735
Janus Henderson International Managed Volatility Fund - Class N Shares	738,318	6,238,788
Janus Henderson International Value Fund - Class N Shares	712,365	7,843,136
Janus Henderson Large Cap Value Fund - Class N Shares	511,954	8,406,293
Janus Henderson Mid Cap Value Fund - Class N Shares	183,560	3,182,926
Janus Henderson Overseas Fund - Class N Shares	442,950	13,372,652
Janus Henderson Small Cap Value Fund - Class N Shares	211,432	4,881,959
Janus Henderson Triton Fund - Class N Shares	182,227	4,962,045
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	582,338	6,038,846
		104,024,260
Fixed Income Funds – 49.5%
Janus Henderson Flexible Bond Fund - Class N Shares	1,321,365	13,728,982
Janus Henderson Global Bond Fund - Class N Shares	9,111,501	86,741,491
Janus Henderson Short-Term Bond Fund - Class N Shares	4,598,276	13,886,794
		114,357,267
Total Investments (total cost $217,479,966) – 100.0%		231,059,679
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(106,896)
Net Assets – 100%		$230,952,783

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Conservative

Notes to Schedule of Investments and Other Information

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Conservative Allocation Index

Global Conservative Allocation Index is an internally-calculated, hypothetical combination of total returns from the Bloomberg Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World IndexSM (40%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2017. Unless otherwise indicated, all information in the table is for the year ended June 30, 2017.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/16	Purchases	Sales	at 6/30/17	Gain/(Loss)	Income	at 6/30/17

Janus Fund - Class N Shares
118,863	6,932	(125,795)	—	$924,786	$17,998	$—
Janus Henderson Adaptive Global Allocation Fund(1) - Class N Shares
1,351,175	28,010	(246,683)	1,132,502	33,325	138,855	11,970,543
Janus Henderson Asia Equity Fund(2) - Class I Shares
—	176,676	(7,702)	168,974	2,912	—	1,870,540
Janus Henderson Contrarian Fund(3) - Class I Shares
—	213,196	(9,289)	203,907	(758)	—	4,069,989
Janus Henderson Diversified Alternatives Fund(4) - Class N Shares
1,167,086	294,443	(225,842)	1,235,687	44,128	321,695	12,678,152
Janus Henderson Emerging Markets Fund(5) - Class I Shares
—	1,528,374	(1,528,374)	—	6,156	39,740	—
Janus Henderson Emerging Markets Fund(5) - Class N Shares
—	721,448	(2,555)	718,893	(115)	—	7,109,851
Janus Henderson Enterprise Fund(6) - Class N Shares
—	51,210	(2,231)	48,979	3,495	—	5,334,339
Janus Henderson Flexible Bond Fund(7) - Class N Shares
1,651,143	61,217	(390,995)	1,321,365	60,094	464,303	13,728,982
Janus Henderson Forty Fund(8) - Class N Shares
76,776	22,699	(15,037)	84,438	(196,735)	—	2,723,972
Janus Henderson Global Bond Fund(9) - Class N Shares
10,277,570	734,404	(1,900,473)	9,111,501	(852,503)	42,440	86,741,491
Janus Henderson Global Real Estate Fund(10) - Class I Shares
477,839	25,735	(89,311)	414,263	(21,792)	194,337	4,561,035
Janus Henderson Global Research Fund(11) - Class I Shares
85,879	6,957	(15,895)	76,941	177,074	45,189	5,623,611
Janus Henderson Global Select Fund(12) - Class I Shares
217,110	218,191	(48,961)	386,340	117,767	32,164	5,833,735
Janus Henderson International Managed Volatility Fund(13) - Class I Shares
1,411,533	8,113	(1,419,646)	—	(2,075)	—	—

8	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Conservative

Notes to Schedule of Investments and Other Information

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/16	Purchases	Sales	at 6/30/17	Gain/(Loss)	Income	at 6/30/17
Janus Henderson International Managed Volatility Fund(13) - Class N Shares
—	1,357,558	(619,240)	738,318	(3,681)	193,458	6,238,788
Janus Henderson International Value Fund(14) - Class N Shares
—	744,815	(32,450)	712,365	9,509	—	7,843,136
Janus Henderson Large Cap Value Fund(15) - Class N Shares
1,235,840	110,890	(834,776)	511,954	656,100	393,003	8,406,293
Janus Henderson Mid Cap Value Fund(16) - Class N Shares
—	191,930	(8,370)	183,560	(665)	—	3,182,926
Janus Henderson Overseas Fund(17) - Class N Shares
150,963	333,989	(42,002)	442,950	(551,229)	51,702	13,372,652
Janus Henderson Short-Term Bond Fund(18) - Class N Shares
5,815,094	139,333	(1,356,151)	4,598,276	(64,939)	244,237	13,886,794
Janus Henderson Small Cap Value Fund(19) - Class N Shares
157,175	86,796	(32,539)	211,432	(22,387)	21,230	4,881,959
Janus Henderson Triton Fund(20) - Class N Shares
280,248	10,157	(108,178)	182,227	646,661	14,658	4,962,045
Janus Henderson U.S. Managed Volatility Fund(21) - Class N Shares
1,896,553	46,602	(1,360,817)	582,338	4,404,762	298,965	6,038,846
Janus International Equity Fund - Class N Shares
1,802,663	45,869	(1,848,532)	—	2,638,729	349,576	—

Total				$8,008,619	$2,863,550	$231,059,679

(1) Formerly named Janus Adaptive Global Allocation Fund.

(2) Formerly named Janus Asia Equity Fund.

(3) Formerly named Janus Contrarian Fund.

(4) Formerly named Janus Diversified Alternatives Fund.

(5) Formerly named Emerging Markets Fund.

(6) Formerly named Janus Enterprise Fund.

(7) Formerly named Janus Flexible Bond Fund.

(8) Formerly named Janus Forty Fund.

(9) Formerly named Janus Global Bond Fund.

(10) Formerly named Janus Global Real Estate Fund.

(11) Formerly named Janus Global Research Fund.

(12) Formerly named Janus Global Select Fund.

(13) Formerly named INTECH International Managed Volatility Fund.

(14) Formerly named Perkins International Value Fund.

(15) Formerly named Perkins Large Cap Value Fund.

(16) Formerly named Perkins Mid Cap Value Fund.

(17) Formerly named Janus Overseas Fund.

(18) Formerly named Janus Short-Term Bond Fund.

(19) Formerly named Perkins Small Cap Value Fund.

(20) Formerly named Janus Triton Fund.

(21) Formerly named INTECH U.S. Managed Volatility Fund.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Conservative

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$12,678,152	$-	$-
Equity Funds	104,024,260	-	-
Fixed Income Funds	114,357,267	-	-
Total Assets	$231,059,679	$-	$-

10	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Conservative

Statement of Assets and Liabilities

June 30, 2017

Assets:
Investments, at cost	$217,479,966
Affiliated investments, at value	231,059,679
Non-interested Trustees' deferred compensation	4,108
Receivables:
Fund shares sold	324,578
Dividends from affiliates	279,715
Investments sold	42,174
Total Assets	231,710,254
Liabilities:
Payables:	—
Fund shares repurchased	375,188
Investments purchased	279,715
Transfer agent fees and expenses	36,075
Professional fees	25,654
12b-1 Distribution and shareholder servicing fees	16,112
Advisory fees	10,183
Non-interested Trustees' deferred compensation fees	4,108
Non-interested Trustees' fees and expenses	1,345
Accrued expenses and other payables	9,091
Total Liabilities	757,471
Net Assets	$230,952,783
Net Assets Consist of:
Capital (par value and paid-in surplus)	$208,418,102
Undistributed net investment income/(loss)	1,665,790
Undistributed net realized gain/(loss) from investments	7,288,021
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	13,580,870
Total Net Assets	$230,952,783
Net Assets - Class A Shares	$4,507,064
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	354,100
Net Asset Value Per Share(1)	$12.73
Maximum Offering Price Per Share(2)	$13.51
Net Assets - Class C Shares	$16,751,672
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,343,518
Net Asset Value Per Share(1)	$12.47
Net Assets - Class D Shares	$178,970,898
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,011,252
Net Asset Value Per Share	$12.77
Net Assets - Class I Shares	$5,078,252
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	397,588
Net Asset Value Per Share	$12.77
Net Assets - Class S Shares	$1,541,309
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	121,789
Net Asset Value Per Share	$12.66
Net Assets - Class T Shares	$24,103,588
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,890,698
Net Asset Value Per Share	$12.75

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Conservative

Statement of Operations

For the year ended June 30, 2017

Investment Income:
Dividends from affiliates	$2,863,550
Total Investment Income	2,863,550
Expenses:
Advisory fees	122,280
12b-1Distribution and shareholder servicing fees:
Class A Shares	18,194
Class C Shares	151,223
Class S Shares	3,938
Transfer agent administrative fees and expenses:
Class D Shares	222,473
Class S Shares	3,954
Class T Shares	67,481
Transfer agent networking and omnibus fees:
Class A Shares	6,709
Class C Shares	12,834
Class I Shares	4,395
Other transfer agent fees and expenses:
Class A Shares	876
Class C Shares	2,451
Class D Shares	31,263
Class I Shares	278
Class S Shares	61
Class T Shares	442
Registration fees	87,972
Professional fees	34,144
Shareholder reports expense	33,618
Non-interested Trustees’ fees and expenses	6,375
Other expenses	1,040
Total Expenses	812,001
Less: Excess Expense Reimbursement	(7,350)
Net Expenses	804,651
Net Investment Income/(Loss)	2,058,899
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	8,008,619
Capital gain distributions from underlying funds	2,057,460
Total Net Realized Gain/(Loss) on Investments	10,066,079
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	1,797,208
Total Change in Unrealized Net Appreciation/Depreciation	1,797,208
Net Increase/(Decrease) in Net Assets Resulting from Operations	$13,922,186

See Notes to Financial Statements.

12	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Conservative

Statements of Changes in Net Assets

	Year ended June 30, 2017	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$2,058,899	$3,706,353
Net realized gain/(loss) on investments	10,066,079	893,025
Change in unrealized net appreciation/depreciation	1,797,208	(3,787,687)
Net Increase/(Decrease) in Net Assets Resulting from Operations	13,922,186	811,691
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(24,694)	(109,302)
Class C Shares	(26,864)	(113,859)
Class D Shares	(1,644,779)	(2,185,046)
Class I Shares	(42,288)	(43,805)
Class S Shares	(8,836)	(12,473)
Class T Shares	(226,186)	(330,268)
Total Dividends from Net Investment Income	(1,973,647)	(2,794,753)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(21,152)	(612,056)
Class C Shares	(64,944)	(1,020,919)
Class D Shares	(622,696)	(10,124,787)
Class I Shares	(14,605)	(196,411)
Class S Shares	(5,668)	(95,143)
Class T Shares	(93,380)	(1,554,637)
Total Distributions from Net Realized Gain from Investment Transactions	(822,445)	(13,603,953)
Net Decrease from Dividends and Distributions to Shareholders	(2,796,092)	(16,398,706)
Capital Share Transactions:
Class A Shares	(7,714,963)	11,218
Class C Shares	(5,050,133)	1,207,415
Class D Shares	(23,731,717)	(11,357,453)
Class I Shares	1,239,101	(408,125)
Class S Shares	(109,958)	(810,325)
Class T Shares	(6,524,105)	(1,434,472)
Net Increase/(Decrease) from Capital Share Transactions	(41,891,775)	(12,791,742)
Net Increase/(Decrease) in Net Assets	(30,765,681)	(28,378,757)
Net Assets:
Beginning of period	261,718,464	290,097,221
End of period	$230,952,783	$261,718,464

Undistributed Net Investment Income/(Loss)	$1,665,790	$1,738,474

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$12.10	$12.83	$13.62		$12.93	$12.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.15(1)	0.38(1)		0.22(1)	0.33
Net realized and unrealized gain/(loss)	0.62	(0.11)	(0.55)		1.55	0.57
Total from Investment Operations	0.72	0.04	(0.17)		1.77	0.90
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.12)	(0.40)		(0.26)	(0.34)
Distributions (from capital gains)	(0.04)	(0.65)	(0.22)		(0.82)	—
Total Dividends and Distributions	(0.09)	(0.77)	(0.62)		(1.08)	(0.34)
Net Asset Value, End of Period	$12.73	$12.10	$12.83		$13.62	$12.93
Total Return*	6.01%	0.41%	(1.25)%		14.20%	7.36%
Net Assets, End of Period (in thousands)	$4,507	$11,944	$12,648		$13,197	$11,399
Average Net Assets for the Period (in thousands)	$7,313	$11,826	$12,831		$12,167	$10,187
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.46%	0.46%	0.46%		0.48%	0.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.46%	0.46%	0.46%		0.48%	0.43%
Ratio of Net Investment Income/(Loss)(2)	0.83%	1.27%	2.86%		1.69%	2.51%
Portfolio Turnover Rate	25%	5%	20%		13%	69%
				1

Class C Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.88	$12.64	$13.39	$12.73	$12.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.09(1)	0.32(1)	0.13(1)	0.25
Net realized and unrealized gain/(loss)	0.62	(0.13)	(0.53)	1.52	0.55
Total from Investment Operations	0.65	(0.04)	(0.21)	1.65	0.80
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.07)	(0.32)	(0.17)	(0.26)
Distributions (from capital gains)	(0.04)	(0.65)	(0.22)	(0.82)	—
Total Dividends and Distributions	(0.06)	(0.72)	(0.54)	(0.99)	(0.26)
Net Asset Value, End of Period	$12.47	$11.88	$12.64	$13.39	$12.73
Total Return*	5.50%	(0.18)%	(1.58)%	13.37%	6.57%
Net Assets, End of Period (in thousands)	$16,752	$20,972	$20,866	$22,215	$18,294
Average Net Assets for the Period (in thousands)	$18,722	$20,085	$22,092	$19,860	$16,584
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.00%	0.97%	0.86%	1.15%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	1.00%	0.97%	0.86%	1.15%	1.19%
Ratio of Net Investment Income/(Loss)(2)	0.22%	0.72%	2.48%	1.03%	1.70%
Portfolio Turnover Rate	25%	5%	20%	13%	69%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.18	$12.91	$13.70	$13.00	$12.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.18(1)	0.41(1)	0.26(1)	0.35
Net realized and unrealized gain/(loss)	0.63	(0.12)	(0.56)	1.55	0.57
Total from Investment Operations	0.74	0.06	(0.15)	1.81	0.92
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.14)	(0.42)	(0.29)	(0.36)
Distributions (from capital gains)	(0.04)	(0.65)	(0.22)	(0.82)	—
Total Dividends and Distributions	(0.15)	(0.79)	(0.64)	(1.11)	(0.36)
Net Asset Value, End of Period	$12.77	$12.18	$12.91	$13.70	$13.00
Total Return*	6.19%	0.61%	(1.03)%	14.41%	7.50%
Net Assets, End of Period (in thousands)	$178,971	$194,171	$217,150	$234,052	$218,190
Average Net Assets for the Period (in thousands)	$184,411	$199,014	$226,112	$224,649	$215,079
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.26%	0.27%	0.26%	0.27%	0.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.26%	0.27%	0.26%	0.27%	0.25%
Ratio of Net Investment Income/(Loss)(2)	0.90%	1.45%	3.09%	1.93%	2.69%
Portfolio Turnover Rate	25%	5%	20%	13%	69%

Class I Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.18	$12.91	$13.71	$13.01	$12.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.19(1)	0.35(1)	0.26(1)	0.35
Net realized and unrealized gain/(loss)	0.65	(0.13)	(0.49)	1.55	0.59
Total from Investment Operations	0.75	0.06	(0.14)	1.81	0.94
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.14)	(0.44)	(0.29)	(0.37)
Distributions (from capital gains)	(0.04)	(0.65)	(0.22)	(0.82)	—
Total Dividends and Distributions	(0.16)	(0.79)	(0.66)	(1.11)	(0.37)
Net Asset Value, End of Period	$12.77	$12.18	$12.91	$13.71	$13.01
Total Return*	6.29%	0.64%	(1.02)%	14.46%	7.61%
Net Assets, End of Period (in thousands)	$5,078	$3,628	$4,266	$3,855	$3,319
Average Net Assets for the Period (in thousands)	$4,411	$3,582	$5,162	$3,465	$2,902
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.21%	0.20%	0.19%	0.23%	0.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.21%	0.20%	0.19%	0.23%	0.20%
Ratio of Net Investment Income/(Loss)(2)	0.82%	1.54%	2.64%	1.98%	2.72%
Portfolio Turnover Rate	25%	5%	20%	13%	69%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class S Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.07	$12.79	$13.58	$12.91	$12.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(1)	0.13(1)	0.34(1)	0.20(1)	0.31
Net realized and unrealized gain/(loss)	0.63	(0.12)	(0.53)	1.54	0.57
Total from Investment Operations	0.70	0.01	(0.19)	1.74	0.88
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.08)	(0.38)	(0.25)	(0.32)
Distributions (from capital gains)	(0.04)	(0.65)	(0.22)	(0.82)	—
Total Dividends and Distributions	(0.11)	(0.73)	(0.60)	(1.07)	(0.32)
Net Asset Value, End of Period	$12.66	$12.07	$12.79	$13.58	$12.91
Total Return*	5.84%	0.24%	(1.37)%	13.96%	7.21%
Net Assets, End of Period (in thousands)	$1,541	$1,579	$2,499	$2,043	$1,357
Average Net Assets for the Period (in thousands)	$1,573	$2,044	$2,123	$1,713	$1,335
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.61%	0.62%	0.61%	0.63%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.61%	0.61%	0.61%	0.62%	0.59%
Ratio of Net Investment Income/(Loss)(2)	0.58%	1.04%	2.61%	1.54%	2.36%
Portfolio Turnover Rate	25%	5%	20%	13%	69%

Class T Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.15	$12.89	$13.69	$13.00	$12.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.18(1)	0.39(1)	0.26(1)	0.38
Net realized and unrealized gain/(loss)	0.63	(0.13)	(0.55)	1.54	0.55
Total from Investment Operations	0.74	0.05	(0.16)	1.80	0.93
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.14)	(0.42)	(0.29)	(0.35)
Distributions (from capital gains)	(0.04)	(0.65)	(0.22)	(0.82)	—
Total Dividends and Distributions	(0.14)	(0.79)	(0.64)	(1.11)	(0.35)
Net Asset Value, End of Period	$12.75	$12.15	$12.89	$13.69	$13.00
Total Return*	6.21%	0.51%	(1.13)%	14.35%	7.60%
Net Assets, End of Period (in thousands)	$24,104	$29,425	$32,667	$30,011	$24,223
Average Net Assets for the Period (in thousands)	$26,862	$30,113	$30,449	$26,955	$27,679
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.36%	0.37%	0.36%	0.38%	0.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.33%	0.27%	0.36%	0.29%	0.26%
Ratio of Net Investment Income/(Loss)(2)	0.91%	1.46%	2.91%	1.92%	2.87%
Portfolio Turnover Rate	25%	5%	20%	13%	69%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Conservative (formerly named Janus Global Allocation Fund - Conservative) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson funds (the “underlying funds”). The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 40% to equity investments, 55% to fixed-income securities and money market instruments, and 5% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

Janus Investment Fund	17

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

18	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.14% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiversuntil at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus

Janus Investment Fund	19

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,736 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2017.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2017, Janus Distributors retained upfront sales charges of $2,340.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $5,941.

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

3. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and tax equalization.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,687,218	$ 9,080,779	$ -	$ -	$ -	$ (2,951)	$ 11,769,635

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 219,290,044	$16,708,465	$ (4,938,830)	$ 11,769,635

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,973,647	$ 822,445	$ -	$ -

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,794,753	$ 13,603,953	$ -	$ -

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 914,085	$ (157,936)	$ (756,149)

Capital has been adjusted by $914,085, including $754,707 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

4. Capital Share Transactions

	Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	98,185	$ 1,203,638	146,511	$ 1,793,806
Reinvested dividends and distributions	3,565	42,284	59,466	701,106
Shares repurchased	(735,036)	(8,960,885)	(204,557)	(2,483,694)
Net Increase/(Decrease)	(633,286)	$ (7,714,963)	1,420	$ 11,218
Class C Shares:
Shares sold	143,464	$ 1,728,664	446,767	$ 5,205,927
Reinvested dividends and distributions	7,095	82,660	85,726	994,426
Shares repurchased	(572,018)	(6,861,457)	(418,752)	(4,992,938)
Net Increase/(Decrease)	(421,459)	$ (5,050,133)	113,741	$ 1,207,415
Class D Shares:
Shares sold	860,971	$ 10,584,862	1,043,231	$ 12,634,402
Reinvested dividends and distributions	188,644	2,242,977	1,028,438	12,186,986
Shares repurchased	(2,983,567)	(36,559,556)	(2,946,081)	(36,178,841)
Net Increase/(Decrease)	(1,933,952)	$(23,731,717)	(874,412)	$(11,357,453)
Class I Shares:
Shares sold	213,065	$ 2,627,162	179,928	$ 2,199,367
Reinvested dividends and distributions	4,190	49,814	18,793	222,883
Shares repurchased	(117,458)	(1,437,875)	(231,293)	(2,830,375)
Net Increase/(Decrease)	99,797	$ 1,239,101	(32,572)	$ (408,125)
Class S Shares:
Shares sold	13,805	$ 168,640	25,395	$ 305,112
Reinvested dividends and distributions	1,229	14,504	9,071	106,675
Shares repurchased	(24,093)	(293,102)	(99,112)	(1,222,112)
Net Increase/(Decrease)	(9,059)	$ (109,958)	(64,646)	$ (810,325)
Class T Shares:
Shares sold	561,748	$ 6,908,407	541,105	$ 6,618,710
Reinvested dividends and distributions	26,329	312,520	156,424	1,850,492
Shares repurchased	(1,118,559)	(13,745,032)	(811,488)	(9,903,674)
Net Increase/(Decrease)	(530,482)	$ (6,524,105)	(113,959)	$ (1,434,472)

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

5. Purchases and Sales of Investment Securities

For the year ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$59,961,271	$ 98,604,087	$ -	$ -

6. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement which took effect upon consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Allocation Fund - Conservative

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson Global Allocation Fund - Conservative:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Henderson Global Allocation Fund - Conservative (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado
August 15, 2017

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Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

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Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

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Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-

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Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

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• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to

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help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

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• the terms of each New Shell Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2017, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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Additional Information (unaudited)

approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
235,155,038.017	106,335,656.676	4,287,213.840	7,937,667.052	22,376,566.380	140,937,103.948

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
45.219	1.823	3.376	9.516	59.934	75.449	3.042	5.632	15.877	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
235,155,038.017	95,358,106.155	12,363,501.522	10,838,870.572	22,376,625.700	140,937,103.948

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
40.551	5.258	4.609	9.516	59.934	67.660	8.772	7.691	15.877	100.000

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Janus Henderson Global Allocation Fund - Conservative

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2017:

Capital Gain Distributions	$1,577,152
Foreign Taxes Paid	$88,695
Foreign Source Income	$530,330
Dividends Received Deduction Percentage	46%
Qualified Dividend Income Percentage	87%

56	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); and Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Allocation Fund – Conservative	9/14-Present

Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital and Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014).

Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Allocation Fund – Conservative	1/14-Present

Global Chief Investment Officer of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, President, Head of Investments of Janus Capital (2016-2017); and Chief Investment Officer Equities and Asset Allocation of Janus Capital (2013-2016). During the five years prior to 2013, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments.

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Trustees and Officers (unaudited)

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation (2012-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Notes

NotesPage2

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Notes

NotesPage3

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93020 08-17

ANNUAL REPORT June 30, 2017

Janus Henderson Global Allocation Fund - Growth (formerly named Janus Global Allocation Fund - Growth)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Growth

Janus Henderson Global Allocation Fund - Growth (unaudited)

FUND SNAPSHOT

This Fund of Funds offers broad global diversification for investors by utilizing the full spectrum of Janus Henderson’s investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Global Allocation Fund – Growth’s Class I Shares returned 12.89% for the 12-month period ended June 30, 2017. This compares with a return of 18.78% for the MSCI All Country World Index, the Fund’s primary benchmark, and a return of 14.31% for its secondary benchmark, the Global Growth Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (80%) and the Bloomberg Barclays Global Aggregate Bond Index (20%).

INVESTMENT ENVIRONMENT

Risk assets rallied over the period, driven by improving optimism on the potential for synchronized global growth, a scenario that had proven elusive in the years since the Global Financial Crisis. Most global stock indices traded in a narrow range for the first part of the period. An inflection point was reached after the election of Donald Trump to the U.S. presidency, as investors priced in a pro-growth agenda. The exception was emerging markets, which sold off in the election’s aftermath. Once immediate concerns about rising protectionism subsided, shares in those markets experienced their own rally. European stocks rose as well, although investors exercised caution during France’s election cycle. The ascendency of Emmanuel Macron to the country’s presidency appeared to quell the tide of populism roiling the continent, which, in turn sent regional indices higher. In the aftermath, Germany’s blue chip benchmark hit a record high as did many U.S. indices in the period’s closing weeks.

Segments of the global fixed income market diverged at first as a pro-growth bias and the expectation of interest rate hikes by the Federal Reserve (Fed) sent yields on safe-haven U.S. Treasurys higher. After cresting above 2.6% in March, the yield on the 10-year note slid over much of the remainder of the period as investors lowered their expectation for regulatory and tax reforms. The yield on the 2-year note rose over the entirety of the period as that segment of the curve tends to be more sensitive to rate hikes, which occurred three times during the period. Investment-grade corporate credits initially generated negative returns but later rallied as spreads on U.S. credits tightened to 109 basis points (bps) by period end. The higher risk high-yield segment of corporates performed well over the whole period, with spreads dipping 230 bps, finishing June at 364 bps. Benchmark crude oil rose to as high as $56 per barrel but fell by roughly 20% over the period’s final months. After rising early on, the value of the U.S. dollar as measured by a widely-followed index based on six currencies, finished slightly in the red.

PERFORMANCE DISCUSSION

Janus Henderson Global Allocation Fund – Growth invests across a broad set of Janus Henderson, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 70% to 85% equity investments, 10% to 25% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund finished the period with an allocation weighting of 84.5% equities, 10% fixed income and 5.5% alternatives.

Weighing most on performance was the Fund’s position in the Janus Henderson International Managed Volatility Fund. Also detracting was the Janus Henderson Global Bond Fund. Contributors were led by the Janus Henderson Overseas Fund and the Janus Henderson Large Cap Value Fund.

OUTLOOK

We view investment risk as having two components: drawdown risk and upside risk. Of course, while compound returns are most affected by drawdowns (left tail risk), we believe that not participating in upside opportunities (right tail risk) is also risky. During the first two quarters of 2017, investors wrestled with both types

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Janus Henderson Global Allocation Fund - Growth (unaudited)

of risks. Globally – although the balance sheets of central banks have exploded from a “mere” $3 trillion in 2000, to $19 trillion currently – global growth remains subdued. In the case of the European Central Bank (ECB), it remains the largest single buyer of debt issued by major eurozone countries (e.g. Germany 17%, France 14% and Italy 12%). The question is: when the ECB slows or – stops – buying, where will the demand for sovereign debt come from?

On the other side of the Atlantic, the Federal Reserve (Fed) has so far increased its benchmark rate by 0.25% twice in 2017 and announced that it will begin to reduce its $4.0 trillion balance sheet later this year. Whether the unwinding can be accomplished in a smooth way is an open question. As important, against tightening monetary conditions, the potential for sudden, intensifying instability in the fixed income markets during the second half of 2017 can’t be ignored. The risk to bonds is moving from inflation to real rates. We believe investors will continue to struggle with rapidly shifting and volatile fixed income markets during the second half of the year.

With regard to equities, the appetite for this higher risk asset class remained strong during the first half of 2017. Indeed, equities surprised to the upside. That said, the earlier market confidence in the Trump administration to quickly pass promised reforms seems to be diminishing. In addition, stretched equity valuations, as well as the fact that a small number of stocks explain much of the equity returns year-to-date, could restrain investors’ appetite in equities in the coming quarters. Thus, investors’ interest for equities, as well as fixed income, could cool considerably during the second half of the year.

Thank you for investing in Janus Henderson Global Allocation Fund – Growth.

2	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Growth (unaudited)

Fund At A Glance

June 30, 2017

Holdings - (% of Net Assets)
Janus Henderson Overseas Fund - Class N Shares	11.2%
Janus Henderson Global Bond Fund - Class N Shares	10.0
Janus Henderson Large Cap Value Fund - Class N Shares	7.2
Janus Henderson Emerging Markets Fund - Class N Shares	6.5
Janus Henderson International Value Fund - Class N Shares	6.4
Janus Henderson International Managed Volatility Fund - Class N Shares	5.6
Janus Henderson Diversified Alternatives Fund - Class N Shares	5.5
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	5.5
Janus Henderson Global Research Fund - Class I Shares	5.1
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.1
Janus Henderson Global Select Fund - Class I Shares	4.8
Janus Henderson Enterprise Fund - Class N Shares	4.7
Janus Henderson Small Cap Value Fund - Class N Shares	4.1
Janus Henderson Global Real Estate Fund - Class I Shares	4.0
Janus Henderson Triton Fund - Class N Shares	3.9
Janus Henderson Contrarian Fund - Class I Shares	3.5
Janus Henderson Mid Cap Value Fund - Class N Shares	2.9
Janus Henderson Forty Fund - Class N Shares	2.4
Janus Henderson Asia Equity Fund - Class I Shares	1.6

Asset Allocation - (% of Net Assets)
Equity Funds	84.5%
Fixed Income Funds	10.0%
Alternative Funds	5.5%
Other	(0.0)%
100.0%

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Janus Henderson Global Allocation Fund - Growth (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2017					per the October 28, 2016 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	12.68%	8.24%	4.57%	6.23%	1.21%
Class A Shares at MOP	6.17%	6.97%	3.95%	5.68%
Class C Shares at NAV	11.94%	7.55%	3.83%	5.47%	1.99%
Class C Shares at CDSC	10.94%	7.55%	3.83%	5.47%
Class D Shares(1)	12.81%	8.41%	4.74%	6.40%	1.05%
Class I Shares	12.89%	8.50%	4.69%	6.36%	0.98%
Class S Shares	12.44%	8.07%	4.37%	6.02%	1.39%
Class T Shares	12.77%	8.36%	4.69%	6.36%	1.13%
MSCI All Country World Index	18.78%	10.54%	3.71%	5.81%
Global Growth Allocation Index	14.31%	8.60%	3.91%	5.59%
Morningstar Quartile - Class T Shares	1st	1st	1st	1st
Morningstar Ranking - based on total returns for World Allocation Funds	105/493	42/393	58/257	38/246
Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).
Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.
CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

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Janus Henderson Global Allocation Fund - Growth (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital Management is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

(1) Closed to certain new investors.

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Janus Henderson Global Allocation Fund - Growth (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Net Annualized Expense Ratio (1/1/17 - 6/30/17)††
Class A Shares	$1,000.00	$1,103.40	$2.29	$1,000.00	$1,022.61	$2.21	0.44%
Class C Shares	$1,000.00	$1,099.20	$5.67	$1,000.00	$1,019.39	$5.46	1.09%
Class D Shares	$1,000.00	$1,104.30	$1.41	$1,000.00	$1,023.46	$1.35	0.27%
Class I Shares	$1,000.00	$1,104.30	$0.99	$1,000.00	$1,023.85	$0.95	0.19%
Class S Shares	$1,000.00	$1,102.20	$3.13	$1,000.00	$1,021.82	$3.01	0.60%
Class T Shares	$1,000.00	$1,103.60	$1.72	$1,000.00	$1,023.16	$1.66	0.33%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments

June 30, 2017

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 5.5%
Janus Henderson Diversified Alternatives Fund - Class N Shares	.1,348,949	$13,840,217
Equity Funds – 84.5%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,202,772	12,713,302
Janus Henderson Asia Equity Fund - Class I Shares	361,410	4,000,810
Janus Henderson Contrarian Fund - Class I Shares	436,956	8,721,648
Janus Henderson Emerging Markets Fund - Class N Shares	1,631,371	16,134,255
Janus Henderson Enterprise Fund - Class N Shares	107,753	11,735,396
Janus Henderson Forty Fund - Class N Shares	189,395	6,109,879
Janus Henderson Global Real Estate Fund - Class I Shares	898,885	9,896,722
Janus Henderson Global Research Fund - Class I Shares	174,213	12,733,245
Janus Henderson Global Select Fund - Class I Shares	798,912	12,063,570
Janus Henderson International Managed Volatility Fund - Class N Shares	1,646,087	13,909,439
Janus Henderson International Value Fund - Class N Shares	1,456,648	16,037,690
Janus Henderson Large Cap Value Fund - Class N Shares	1,097,977	18,028,781
Janus Henderson Mid Cap Value Fund - Class N Shares	420,647	7,294,013
Janus Henderson Overseas Fund - Class N Shares	926,536	27,972,116
Janus Henderson Small Cap Value Fund - Class N Shares	442,824	10,224,817
Janus Henderson Triton Fund - Class N Shares	358,667	9,766,511
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	1,320,714	13,695,799
		211,037,993
Fixed Income Funds – 10.0%
Janus Henderson Global Bond Fund - Class N Shares	2,611,863	24,864,936
Total Investments (total cost $214,554,679) – 100.0%		249,743,146
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(100,650)
Net Assets – 100%		$249,642,496

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Growth

Notes to Schedule of Investments and Other Information

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Growth Allocation Index

Global Growth Allocation Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (80%) and the Bloomberg Barclays Global Aggregate Bond Index (20%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2017. Unless otherwise indicated, all information in the table is for the year ended June 30, 2017.

Share			Share
Balance			Balance	Realized	Dividend		Value
at 6/30/16	Purchases	Sales	at 6/30/17	Gain/(Loss)	Income		at 6/30/17

Janus Henderson Adaptive Global Allocation Fund(1) - Class N Shares
1,292,700	32,886	(122,814)	1,202,772	$14,356	$140,153		$12,713,302
Janus Henderson Asia Equity Fund(2) - Class I Shares
140,974	238,405	(17,969)	361,410	10,286	18,086		4,000,810
Janus Henderson Contrarian Fund(3) - Class I Shares
283,163	184,387	(30,594)	436,956	(14,933)	21,095		8,721,648
Janus Henderson Diversified Alternatives Fund(4) - Class N Shares
1,255,654	216,897	(123,602)	1,348,949	17,872	365,144		13,840,217
Janus Henderson Emerging Markets Fund(5) - Class I Shares
1,077,518	2,420,337	(3,497,855)	—	(34,843)	182,989		—
Janus Henderson Emerging Markets Fund(5) - Class N Shares
—	1,634,441	(3,070)	1,631,371	(387)	—		16,134,255
Janus Henderson Enterprise Fund(6) - Class N Shares
66,756	48,259	(7,262)	107,753	103,114	13,685		11,735,396
Janus Henderson Forty Fund(7) - Class N Shares
240,270	25,964	(76,839)	189,395	(1,120,977)	—		6,109,879
Janus Henderson Global Bond Fund(8) - Class N Shares
3,355,681	108,786	(852,604)	2,611,863	(519,162)	(9,479)	(9)	24,864,936
Janus Henderson Global Real Estate Fund(10) - Class I Shares
1,043,081	61,596	(205,792)	898,885	(38,618)	438,619		9,896,722
Janus Henderson Global Research Fund(11) - Class I Shares
88,717	95,740	(10,244)	174,213	133,871	49,230		12,733,245
Janus Henderson Global Select Fund(12) - Class I Shares
319,844	519,437	(40,369)	798,912	95,714	49,968		12,063,570
Janus Henderson International Managed Volatility Fund(13) - Class I Shares
2,948,897	4,493	(2,953,390)	—	1,183	—		—
Janus Henderson International Managed Volatility Fund(13) - Class N Shares
—	2,932,078	(1,285,991)	1,646,087	171,839	426,381		13,909,439
Janus Henderson International Value Fund(14) - Class N Shares
—	1,485,568	(28,920)	1,456,648	5,959	—		16,037,690

8	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Growth

Notes to Schedule of Investments and Other Information

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/16	Purchases	Sales	at 6/30/17	Gain/(Loss)	Income	at 6/30/17
Janus Henderson Large Cap Value Fund(15) - Class N Shares
1,551,324	152,503	(605,850)	1,097,977	(696,169)	520,467	18,028,781
Janus Henderson Mid Cap Value Fund(16) - Class N Shares
310,455	143,151	(32,959)	420,647	(113,799)	99,069	7,294,013
Janus Henderson Overseas Fund(17) - Class N Shares
359,278	613,220	(45,962)	926,536	(562,085)	129,752	27,972,116
Janus Henderson Small Cap Value Fund(18) - Class N Shares
279,529	193,682	(30,387)	442,824	(4,784)	39,835	10,224,817
Janus Henderson Triton Fund(19) - Class N Shares
259,333	126,442	(27,108)	358,667	32,732	14,305	9,766,511
Janus Henderson U.S. Managed Volatility Fund(20) - Class N Shares
2,598,670	77,434	(1,355,390)	1,320,714	2,829,154	467,296	13,695,799
Janus International Equity Fund - Class N Shares
3,077,922	83,343	(3,161,265)	—	6,215,706	629,457	—
Janus Twenty Fund - Class D Shares
54,301	1,742	(56,043)	—	488,266	34,229	—

Total				$7,014,295	$3,630,281	$249,743,146

(1) Formerly named Janus Adaptive Global Allocation Fund.

(2) Formerly named Janus Asia Equity Fund.

(3) Formerly named Janus Contrarian Fund.

(4) Formerly named Janus Diversified Alternatives Fund.

(5) Formerly named Janus Emerging Markets Fund.

(6) Formerly named Janus Enterprise Fund.

(7) Formerly named Janus Forty Fund.

(8) Formerly named Janus Global Bond Fund.

(9) During the Fund’s current reporting period, a portion of the prior year distributions it received from this underlying fund was determined to be tax return of capital distributions. The negative amount disclosed was originally recorded as income in the Fund’s prior fiscal year and has been reclassified as a tax return of capital in the current reporting period.

(10) Formerly named Janus Global Real Estate Fund.

(11) Formerly named Janus Global Research Fund.

(12) Formerly named Janus Global Select Fund.

(13) Formerly named INTECH International Managed Volatility Fund.

(14) Formerly named Janus International Value Fund.

(15) Formerly named Perkins Large Cap Value Fund.

(16) Formerly named Perkins Mid Cap Value Fund.

(17) Formerly named Janus Overseas Fund.

(18) Formerly named Perkins Small Cap Value Fund.

(19) Formerly named Janus Triton Fund.

(20) Formerly named INTECH U.S. Managed Volatility Fund.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Growth

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$13,840,217	$-	$-
Equity Funds	211,037,993	-	-
Fixed Income Funds	24,864,936	-	-
Total Assets	$249,743,146	$-	$-

10	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Growth

Statement of Assets and Liabilities

June 30, 2017

Assets:
Investments, at cost	$214,554,679
Affiliated investments, at value	249,743,146
Non-interested Trustees' deferred compensation	4,442
Receivables:
Investments sold	110,382
Dividends from affiliates	89,811
Fund shares sold	15,932
Total Assets	249,963,713
Liabilities:
Payables:	—
Fund shares repurchased	125,968
Investments purchased	89,483
Transfer agent fees and expenses	42,300
Professional fees	25,555
Advisory fees	10,960
12b-1 Distribution and shareholder servicing fees	5,416
Non-interested Trustees' deferred compensation fees	4,442
Non-interested Trustees' fees and expenses	1,383
Accrued expenses and other payables	15,710
Total Liabilities	321,217
Net Assets	$249,642,496
Net Assets Consist of:
Capital (par value and paid-in surplus)	$205,692,640
Undistributed net investment income/(loss)	769,710
Undistributed net realized gain/(loss) from investments	7,990,598
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	35,189,548
Total Net Assets	$249,642,496
Net Assets - Class A Shares	$4,151,327
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	296,962
Net Asset Value Per Share(1)	$13.98
Maximum Offering Price Per Share(2)	$14.83
Net Assets - Class C Shares	$4,485,698
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	326,469
Net Asset Value Per Share(1)	$13.74
Net Assets - Class D Shares	$213,928,990
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,194,630
Net Asset Value Per Share	$14.08
Net Assets - Class I Shares	$6,052,490
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	429,746
Net Asset Value Per Share	$14.08
Net Assets - Class S Shares	$2,533,373
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	182,178
Net Asset Value Per Share	$13.91
Net Assets - Class T Shares	$18,490,618
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,315,005
Net Asset Value Per Share	$14.06

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Growth

Statement of Operations

For the year ended June 30, 2017

Investment Income:
Dividends from affiliates	$3,630,281
Total Investment Income	3,630,281
Expenses:
Advisory fees	121,283
12b-1Distribution and shareholder servicing fees:
Class A Shares	12,937
Class C Shares	39,916
Class S Shares	6,220
Transfer agent administrative fees and expenses:
Class D Shares	249,237
Class S Shares	6,254
Class T Shares	43,778
Transfer agent networking and omnibus fees:
Class A Shares	3,692
Class C Shares	4,630
Class I Shares	4,225
Other transfer agent fees and expenses:
Class A Shares	672
Class C Shares	671
Class D Shares	54,434
Class I Shares	327
Class S Shares	74
Class T Shares	435
Registration fees	90,230
Shareholder reports expense	57,952
Professional fees	34,002
Non-interested Trustees’ fees and expenses	6,295
Other expenses	611
Total Expenses	737,875
Less: Excess Expense Reimbursement	(5,226)
Net Expenses	732,649
Net Investment Income/(Loss)	2,897,632
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	7,014,295
Capital gain distributions from underlying funds	3,760,073
Total Net Realized Gain/(Loss) on Investments	10,774,368
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	15,430,088
Total Change in Unrealized Net Appreciation/Depreciation	15,430,088
Net Increase/(Decrease) in Net Assets Resulting from Operations	$29,102,088

See Notes to Financial Statements.

12	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Growth

Statements of Changes in Net Assets

	Year ended June 30, 2017	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$2,897,632	$3,046,514
Net realized gain/(loss) on investments	10,774,368	2,979,084
Change in unrealized net appreciation/depreciation	15,430,088	(14,407,745)
Net Increase/(Decrease) in Net Assets Resulting from Operations	29,102,088	(8,382,147)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(65,580)	(38,779)
Class C Shares	(23,454)	(29,453)
Class D Shares	(2,634,863)	(2,348,116)
Class I Shares	(63,497)	(73,281)
Class S Shares	(22,668)	(20,514)
Class T Shares	(212,322)	(209,078)
Total Dividends from Net Investment Income	(3,022,384)	(2,719,221)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(65,228)	(334,690)
Class C Shares	(56,213)	(463,733)
Class D Shares	(2,370,932)	(17,508,409)
Class I Shares	(54,357)	(507,558)
Class S Shares	(29,242)	(203,032)
Class T Shares	(200,219)	(1,611,090)
Total Distributions from Net Realized Gain from Investment Transactions	(2,776,191)	(20,628,512)
Net Decrease from Dividends and Distributions to Shareholders	(5,798,575)	(23,347,733)
Capital Share Transactions:
Class A Shares	(1,722,945)	1,644,957
Class C Shares	(853,650)	(30,289)
Class D Shares	(11,360,420)	1,692,164
Class I Shares	1,134,993	(1,257,212)
Class S Shares	(61,704)	543,330
Class T Shares	(672,003)	(3,070,659)
Net Increase/(Decrease) from Capital Share Transactions	(13,535,729)	(477,709)
Net Increase/(Decrease) in Net Assets	9,767,784	(32,207,589)
Net Assets:
Beginning of period	239,874,712	272,082,301
End of period	$249,642,496	$239,874,712

Undistributed Net Investment Income/(Loss)	$769,710	$1,007,744

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$12.71	$14.44	$15.28		$13.19	$11.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(1)	0.14(1)	0.33(1)		0.20(1)	0.23
Net realized and unrealized gain/(loss)	1.42	(0.59)	(0.42)		2.38	1.41
Total from Investment Operations	1.58	(0.45)	(0.09)		2.58	1.64
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.13)	(0.29)		(0.24)	(0.23)
Distributions (from capital gains)	(0.15)	(1.15)	(0.46)		(0.25)	—
Total Dividends and Distributions	(0.31)	(1.28)	(0.75)		(0.49)	(0.23)
Net Asset Value, End of Period	$13.98	$12.71	$14.44		$15.28	$13.19
Total Return*	12.68%	(3.07)%	(0.48)%		19.82%	14.08%
Net Assets, End of Period (in thousands)	$4,151	$5,421	$4,279		$4,437	$3,182
Average Net Assets for the Period (in thousands)	$5,171	$4,273	$4,341		$3,583	$2,912
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.44%	0.45%	0.44%		0.46%	0.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.44%	0.45%	0.44%		0.46%	0.41%
Ratio of Net Investment Income/(Loss)(2)	1.23%	1.05%	2.25%		1.41%	1.72%
Portfolio Turnover Rate	35%	6%	19%		13%	45%
				1

Class C Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.49	$14.19	$15.03	$13.00	$11.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(1)	0.10(1)	0.22(1)	0.11(1)	0.12
Net realized and unrealized gain/(loss)	1.40	(0.58)	(0.41)	2.31	1.41
Total from Investment Operations	1.46	(0.48)	(0.19)	2.42	1.53
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.07)	(0.19)	(0.14)	(0.13)
Distributions (from capital gains)	(0.15)	(1.15)	(0.46)	(0.25)	—
Total Dividends and Distributions	(0.21)	(1.22)	(0.65)	(0.39)	(0.13)
Net Asset Value, End of Period	$13.74	$12.49	$14.19	$15.03	$13.00
Total Return*	11.94%	(3.36)%	(1.18)%	18.79%	13.30%
Net Assets, End of Period (in thousands)	$4,486	$4,907	$5,639	$5,508	$4,325
Average Net Assets for the Period (in thousands)	$4,679	$5,296	$5,594	$4,944	$4,126
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.07%	0.75%	1.23%	1.21%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	1.07%	0.75%	1.23%	1.21%	1.21%
Ratio of Net Investment Income/(Loss)(2)	0.48%	0.79%	1.52%	0.80%	0.93%
Portfolio Turnover Rate	35%	6%	19%	13%	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.80	$14.53	$15.36	$13.26	$11.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(1)	0.16(1)	0.36(1)	0.25(1)	0.25
Net realized and unrealized gain/(loss)	1.44	(0.59)	(0.42)	2.36	1.42
Total from Investment Operations	1.60	(0.43)	(0.06)	2.61	1.67
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.15)	(0.31)	(0.26)	(0.26)
Distributions (from capital gains)	(0.15)	(1.15)	(0.46)	(0.25)	—
Total Dividends and Distributions	(0.32)	(1.30)	(0.77)	(0.51)	(0.26)
Net Asset Value, End of Period	$14.08	$12.80	$14.53	$15.36	$13.26
Total Return*	12.81%	(2.89)%	(0.24)%	19.95%	14.21%
Net Assets, End of Period (in thousands)	$213,929	$205,275	$230,323	$249,215	$215,671
Average Net Assets for the Period (in thousands)	$206,525	$211,703	$239,451	$234,801	$213,579
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.28%	0.29%	0.28%	0.29%	0.28%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.28%	0.29%	0.28%	0.29%	0.28%
Ratio of Net Investment Income/(Loss)(2)	1.22%	1.24%	2.43%	1.72%	1.89%
Portfolio Turnover Rate	35%	6%	19%	13%	45%

Class I Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.80	$14.54	$15.37	$13.27	$11.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(1)	0.19(1)	0.36(1)	0.27(1)	0.25
Net realized and unrealized gain/(loss)	1.45	(0.61)	(0.40)	2.35	1.43
Total from Investment Operations	1.61	(0.42)	(0.04)	2.62	1.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.17)	(0.33)	(0.27)	(0.27)
Distributions (from capital gains)	(0.15)	(1.15)	(0.46)	(0.25)	—
Total Dividends and Distributions	(0.33)	(1.32)	(0.79)	(0.52)	(0.27)
Net Asset Value, End of Period	$14.08	$12.80	$14.54	$15.37	$13.27
Total Return*	12.89%	(2.88)%	(0.18)%	20.03%	14.32%
Net Assets, End of Period (in thousands)	$6,052	$4,413	$6,527	$5,944	$4,648
Average Net Assets for the Period (in thousands)	$4,925	$5,441	$6,226	$5,413	$4,349
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.20%	0.22%	0.21%	0.23%	0.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.20%	0.22%	0.21%	0.23%	0.20%
Ratio of Net Investment Income/(Loss)(2)	1.22%	1.43%	2.42%	1.86%	1.97%
Portfolio Turnover Rate	35%	6%	19%	13%	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class S Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.64	$14.37	$15.21	$13.13	$11.74
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.09(1)	0.34(1)	0.20(1)	0.20
Net realized and unrealized gain/(loss)	1.42	(0.55)	(0.45)	2.34	1.41
Total from Investment Operations	1.54	(0.46)	(0.11)	2.54	1.61
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.12)	(0.27)	(0.21)	(0.22)
Distributions (from capital gains)	(0.15)	(1.15)	(0.46)	(0.25)	—
Total Dividends and Distributions	(0.27)	(1.27)	(0.73)	(0.46)	(0.22)
Net Asset Value, End of Period	$13.91	$12.64	$14.37	$15.21	$13.13
Total Return*	12.44%	(3.20)%	(0.62)%	19.60%	13.84%
Net Assets, End of Period (in thousands)	$2,533	$2,355	$2,083	$1,807	$1,785
Average Net Assets for the Period (in thousands)	$2,488	$2,736	$2,166	$1,763	$1,902
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.61%	0.63%	0.62%	0.63%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.61%	0.63%	0.62%	0.63%	0.58%
Ratio of Net Investment Income/(Loss)(2)	0.90%	0.73%	2.29%	1.42%	1.51%
Portfolio Turnover Rate	35%	6%	19%	13%	45%

Class T Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.78	$14.51	$15.35	$13.25	$11.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(1)	0.17(1)	0.34(1)	0.22(1)	0.29
Net realized and unrealized gain/(loss)	1.43	(0.60)	(0.41)	2.39	1.37
Total from Investment Operations	1.59	(0.43)	(0.07)	2.61	1.66
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.15)	(0.31)	(0.26)	(0.25)
Distributions (from capital gains)	(0.15)	(1.15)	(0.46)	(0.25)	—
Total Dividends and Distributions	(0.31)	(1.30)	(0.77)	(0.51)	(0.25)
Net Asset Value, End of Period	$14.06	$12.78	$14.51	$15.35	$13.25
Total Return*	12.77%	(2.94)%	(0.36)%	19.93%	14.18%
Net Assets, End of Period (in thousands)	$18,491	$17,505	$23,231	$18,521	$11,935
Average Net Assets for the Period (in thousands)	$17,409	$19,056	$19,670	$14,295	$13,567
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.36%	0.37%	0.37%	0.38%	0.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.33%	0.30%	0.37%	0.33%	0.30%
Ratio of Net Investment Income/(Loss)(2)	1.17%	1.25%	2.29%	1.52%	1.88%
Portfolio Turnover Rate	35%	6%	19%	13%	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Growth (formerly named Janus Global Allocation Fund - Growth) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson funds (the “underlying funds”). The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on growth of capital with a secondary emphasis on income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

Janus Investment Fund	17

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

18	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.14% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus

Janus Investment Fund	19

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from

20	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,736 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2017.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2017, Janus Distributors retained upfront sales charges of $2,542.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $1,564.

Janus Investment Fund	21

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

3. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and tax equalization.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 790,195	$ 10,401,104	$ -	$ -	$ -	$ (3,360)	$ 32,761,917

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 216,981,229	$34,321,032	$ (1,559,115)	$ 32,761,917

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,022,384	$ 2,776,191	$ -	$ -

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,719,221	$ 20,628,512	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 537,091	$ (113,282)	$ (423,809)

Capital has been adjusted by $537,091, including $423,156 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

22	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

4. Capital Share Transactions

	Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	100,624	$ 1,327,409	206,203	$ 2,644,659
Reinvested dividends and distributions	10,064	127,308	28,633	362,499
Shares repurchased	(240,085)	(3,177,662)	(104,727)	(1,362,201)
Net Increase/(Decrease)	(129,397)	$ (1,722,945)	130,109	$ 1,644,957
Class C Shares:
Shares sold	52,720	$ 684,016	63,520	$ 820,846
Reinvested dividends and distributions	5,883	73,367	35,833	446,841
Shares repurchased	(124,997)	(1,611,033)	(103,769)	(1,297,976)
Net Increase/(Decrease)	(66,394)	$ (853,650)	(4,416)	$ (30,289)
Class D Shares:
Shares sold	866,710	$ 11,506,786	887,330	$11,523,842
Reinvested dividends and distributions	389,729	4,961,246	1,547,555	19,700,376
Shares repurchased	(2,101,499)	(27,828,452)	(2,246,103)	(29,532,054)
Net Increase/(Decrease)	(845,060)	$(11,360,420)	188,782	$ 1,692,164
Class I Shares:
Shares sold	174,465	$ 2,328,979	102,355	$ 1,362,561
Reinvested dividends and distributions	9,182	116,790	44,643	568,306
Shares repurchased	(98,634)	(1,310,776)	(251,310)	(3,188,079)
Net Increase/(Decrease)	85,013	$ 1,134,993	(104,312)	$ (1,257,212)
Class S Shares:
Shares sold	18,668	$ 246,367	175,015	$ 2,280,265
Reinvested dividends and distributions	4,123	51,910	17,756	223,546
Shares repurchased	(26,994)	(359,981)	(151,362)	(1,960,481)
Net Increase/(Decrease)	(4,203)	$ (61,704)	41,409	$ 543,330
Class T Shares:
Shares sold	493,160	$ 6,600,115	616,155	$ 8,227,966
Reinvested dividends and distributions	31,361	398,594	137,747	1,752,146
Shares repurchased	(579,176)	(7,670,712)	(985,171)	(13,050,771)
Net Increase/(Decrease)	(54,655)	$ (672,003)	(231,269)	$ (3,070,659)

Janus Investment Fund	23

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

5. Purchases and Sales of Investment Securities

For the year ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$84,357,448	$ 96,408,912	$ -	$ -

6. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement which took effect upon consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

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Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson Global Allocation Fund - Growth:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Henderson Global Allocation Fund - Growth (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado
August 15, 2017

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

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Additional Information (unaudited)

nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

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Additional Information (unaudited)

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to

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Additional Information (unaudited)

help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

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• the terms of each New Shell Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2017, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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Additional Information (unaudited)

reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
234,638,886.447	91,903,941.846	5,976,885.930	7,873,612.434	12,262,482.670	118,016,922.880

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
39.168	2.547	3.356	5.226	50.297	77.874	5.064	6.672	10.390	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
234,638,886.447	84,304,828.086	12,223,311.340	9,226,287.785	12,262,495.670	118,016,922.880

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
35.930	5.209	3.932	5.226	50.297	71.435	10.357	7.818	10.390	100.000

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Janus Henderson Global Allocation Fund - Growth

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2017:

Capital Gain Distributions	$3,199,347
Foreign Taxes Paid	$194,298
Foreign Source Income	$1,116,008
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

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Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); and Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Allocation Fund – Growth	9/14-Present

Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital and Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014).

Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Allocation Fund – Growth	1/14-Present

Global Chief Investment Officer of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, President, Head of Investments of Janus Capital (2016-2017); and Chief Investment Officer Equities and Asset Allocation of Janus Capital (2013-2016). During the five years prior to 2013, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments.

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Trustees and Officers (unaudited)

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation (2012-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

Janus Investment Fund	65

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

66	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Growth

Notes

NotesPage1

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Notes

NotesPage2

68	JUNE 30, 2017

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Notes

NotesPage3

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93021 08-17

ANNUAL REPORT June 30, 2017

Janus Henderson Global Allocation Fund - Moderate (formerly named Janus Global Allocation Fund - Moderate)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Moderate

Janus Henderson Global Allocation Fund - Moderate (unaudited)

FUND SNAPSHOT

This Fund of Funds offers broad global diversification for investors by utilizing the full spectrum of Janus Henderson’s investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Global Allocation Fund – Moderate’s Class I Shares returned 9.73% for the 12-month period ended June 30, 2017. This compares with a return of 18.78% for its primary benchmark, the MSCI All Country World Index, and a 9.98% return for its secondary benchmark, the Global Moderate Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%).

INVESTMENT ENVIRONMENT

Risk assets rallied over the period, driven by improving optimism on the potential for synchronized global growth, a scenario that had proven elusive in the years since the Global Financial Crisis. Most global stock indices traded in a narrow range for the first part of the period. An inflection point was reached after the election of Donald Trump to the U.S. presidency, as investors priced in a pro-growth agenda. The exception was emerging markets, which sold off in the election’s aftermath. Once immediate concerns about rising protectionism subsided, shares in those markets experienced their own rally. European stocks rose as well, although investors exercised caution during France’s election cycle. The ascendency of Emmanuel Macron to the country’s presidency appeared to quell the tide of populism roiling the continent, which, in turn sent regional indices higher. In the aftermath, Germany’s blue chip benchmark hit a record high as did many U.S. indices in the period’s closing weeks.

Segments of the global fixed income market diverged at first as a pro-growth bias and the expectation of interest rate hikes by the Federal Reserve (Fed) sent yields on safe-haven U.S. Treasurys higher. After cresting above 2.6% in March, the yield on the 10-year note slid over much of the remainder of the period as investors lowered their expectation for regulatory and tax reforms. The yield on the 2-year note rose over the entirety of the period as that segment of the curve tends to be more sensitive to rate hikes, which occurred three times during the period. Investment-grade corporate credits initially generated negative returns but later rallied as spreads on U.S. credits tightened to 109 basis points (bps) by period end. The higher risk high-yield segment of corporates performed well over the whole period, with spreads dipping 230 bps, finishing June at 364 bps. Benchmark crude oil rose to as high as $56 per barrel but fell by roughly 20% over the period’s final months. After rising early on, the value of the U.S. dollar as measured by a widely-followed index based on six currencies, finished slightly in the red.

PERFORMANCE DISCUSSION

Janus Henderson Global Allocation Fund – Moderate invests across a broad set of Janus Henderson, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 45% to 65% equity investments, 30% to 45% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. At the end of the period, the Fund’s allocation toward equities was 63.8%, fixed income accounted for 27.7% and alternatives 8.5%.

Weighing most on performance was the Fund’s position in the Janus Henderson International Managed Volatility Fund. Also detracting was the Janus Henderson Global Bond Fund. Contributors were led by the Janus Henderson Large Cap Value Fund and the Janus Henderson Overseas Fund.

OUTLOOK

We view investment risk as having two components: drawdown risk and upside risk. Of course, while compound returns are most affected by drawdowns (left tail risk), we believe that not participating in upside opportunities (right tail risk) is also risky. During the first two quarters of 2017, investors wrestled with both types

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Moderate (unaudited)

of risks. Globally – although the balance sheets of central banks have exploded from a “mere” $3 trillion in 2000, to $19 trillion currently – global growth remains subdued. In the case of the European Central Bank (ECB), it remains the largest single buyer of debt issued by major eurozone countries (e.g. Germany 17%, France 14% and Italy 12%). The question is: when the ECB slows or – stops – buying, where will the demand for sovereign debt come from?

On the other side of the Atlantic, the Federal Reserve (Fed) has so far increased its benchmark rate by 0.25% twice in 2017 and announced that it will begin to reduce its $4.0 trillion balance sheet later this year. Whether the unwinding can be accomplished in a smooth way is an open question. As important, against tightening monetary conditions, the potential for sudden, intensifying instability in the fixed income markets during the second half of 2017 can’t be ignored. The risk to bonds is moving from inflation to real rates. We believe investors will continue to struggle with rapidly shifting and volatile fixed income markets during the second half of the year.

With regard to equities, the appetite for this higher risk asset class remained strong during the first half of 2017. Indeed, equities surprised to the upside. That said, the earlier market confidence in the Trump administration to quickly pass promised reforms seems to be diminishing. In addition, stretched equity valuations, as well as the fact that a small number of stocks explain much of the equity returns year-to-date, could restrain investors’ appetite in equities in the coming quarters. Thus, investors’ interest for equities, as well as fixed income, could cool considerably during the second half of the year.

Thank you for investing in Janus Henderson Global Allocation Fund – Moderate.

2	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Fund At A Glance

June 30, 2017

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	24.7%
Janus Henderson Overseas Fund - Class N Shares	8.6
Janus Henderson Diversified Alternatives Fund - Class N Shares	8.5
Janus Henderson Large Cap Value Fund - Class N Shares	5.3
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.1
Janus Henderson International Value Fund - Class N Shares	5.0
Janus Henderson Emerging Markets Fund - Class N Shares	4.8
Janus Henderson International Managed Volatility Fund - Class N Shares	3.9
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	3.8
Janus Henderson Global Select Fund - Class I Shares	3.7
Janus Henderson Global Research Fund - Class I Shares	3.5
Janus Henderson Enterprise Fund - Class N Shares	3.4
Janus Henderson Small Cap Value Fund - Class N Shares	3.2
Janus Henderson Triton Fund - Class N Shares	3.0
Janus Henderson Short-Term Bond Fund - Class N Shares	3.0
Janus Henderson Global Real Estate Fund - Class I Shares	2.9
Janus Henderson Contrarian Fund - Class I Shares	2.6
Janus Henderson Mid Cap Value Fund - Class N Shares	2.0
Janus Henderson Forty Fund - Class N Shares	1.8
Janus Henderson Asia Equity Fund - Class I Shares	1.2

Asset Allocation - (% of Net Assets)
Equity Funds	63.8%
Fixed Income Funds	27.7%
Alternative Funds	8.5%
Other	(0.0)%
100.0%

Janus Investment Fund	3

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2017					per the October 28, 2016 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	9.47%	6.69%	5.03%	6.12%	1.19%	1.19%
Class A Shares at MOP	3.21%	5.44%	4.41%	5.58%
Class C Shares at NAV	8.77%	6.00%	4.30%	5.38%	1.94%	1.94%
Class C Shares at CDSC	7.77%	6.00%	4.30%	5.38%
Class D Shares(1)	9.67%	6.85%	5.20%	6.31%	1.02%	1.01%
Class I Shares	9.73%	6.92%	5.15%	6.27%	0.97%	0.97%
Class S Shares	9.30%	6.50%	4.81%	5.90%	1.36%	1.36%
Class T Shares	9.60%	6.81%	5.15%	6.27%	1.11%	1.11%
MSCI All Country World Index	18.78%	10.54%	3.71%	5.81%
Global Moderate Allocation Index	9.98%	6.65%	4.01%	5.29%
Morningstar Quartile - Class T Shares	3rd	2nd	1st	1st
Morningstar Ranking - based on total returns for World Allocation Funds	280/493	171/393	29/257	47/246

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2017.

4	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital Management is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Net Annualized Expense Ratio (1/1/17 - 6/30/17)††
Class A Shares	$1,000.00	$1,086.00	$2.17	$1,000.00	$1,022.71	$2.11	0.42%
Class C Shares	$1,000.00	$1,083.70	$5.73	$1,000.00	$1,019.29	$5.56	1.11%
Class D Shares	$1,000.00	$1,087.20	$1.35	$1,000.00	$1,023.51	$1.30	0.26%
Class I Shares	$1,000.00	$1,088.10	$1.24	$1,000.00	$1,023.60	$1.20	0.24%
Class S Shares	$1,000.00	$1,085.70	$3.10	$1,000.00	$1,021.82	$3.01	0.60%
Class T Shares	$1,000.00	$1,087.40	$1.60	$1,000.00	$1,023.26	$1.56	0.31%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments

June 30, 2017

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 8.5%
Janus Henderson Diversified Alternatives Fund - Class N Shares	.2,137,794	$21,933,764
Equity Funds – 63.8%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,248,358	13,195,140
Janus Henderson Asia Equity Fund - Class I Shares	279,760	3,096,938
Janus Henderson Contrarian Fund - Class I Shares	337,330	6,733,098
Janus Henderson Emerging Markets Fund - Class N Shares	1,242,665	12,289,952
Janus Henderson Enterprise Fund - Class N Shares	80,351	8,751,021
Janus Henderson Forty Fund - Class N Shares	138,565	4,470,092
Janus Henderson Global Real Estate Fund - Class I Shares	676,962	7,453,352
Janus Henderson Global Research Fund - Class I Shares	124,166	9,075,327
Janus Henderson Global Select Fund - Class I Shares	625,146	9,439,709
Janus Henderson International Managed Volatility Fund - Class N Shares	1,187,676	10,035,862
Janus Henderson International Value Fund - Class N Shares	1,171,756	12,901,035
Janus Henderson Large Cap Value Fund - Class N Shares	825,683	13,557,722
Janus Henderson Mid Cap Value Fund - Class N Shares	299,657	5,196,061
Janus Henderson Overseas Fund - Class N Shares	730,389	22,051,157
Janus Henderson Small Cap Value Fund - Class N Shares	353,771	8,168,579
Janus Henderson Triton Fund - Class N Shares	285,510	7,774,424
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	950,210	9,853,675
		164,043,144
Fixed Income Funds – 27.7%
Janus Henderson Global Bond Fund - Class N Shares	6,680,452	63,597,905
Janus Henderson Short-Term Bond Fund - Class N Shares	2,569,101	7,758,685
		71,356,590
Total Investments (total cost $232,074,354) – 100.0%		257,333,498
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(111,025)
Net Assets – 100%		$257,222,473

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson Global Allocation Fund - Moderate

Notes to Schedule of Investments and Other Information

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Moderate Allocation Index

Global Moderate Allocation Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2017. Unless otherwise indicated, all information in the table is for the year ended June 30, 2017.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/16	Purchases	Sales	at 6/30/17	Gain/(Loss)	Income	at 6/30/17

Janus Fund - Class N Shares
141,153	8,223	(149,376)	—	$1,630,463	$21,861	$—
Janus Henderson Adaptive Global Allocation Fund(1) - Class N Shares
1,436,715	29,351	(217,708)	1,248,358	28,259	151,087	13,195,140
Janus Henderson Asia Equity Fund(2) - Class I Shares
77,093	221,220	(18,553)	279,760	14,327	9,592	3,096,938
Janus Henderson Contrarian Fund(3) - Class I Shares
163,963	204,701	(31,334)	337,330	33,157	11,848	6,733,098
Janus Henderson Diversified Alternatives Fund(4) - Class N Shares
2,124,883	346,298	(333,387)	2,137,794	62,781	599,351	21,933,764
Janus Henderson Emerging Markets Fund(5) - Class I Shares
750,882	1,965,802	(2,716,684)	—	(20,046)	131,859	—
Janus Henderson Emerging Markets Fund(5) - Class N Shares
—	1,246,293	(3,628)	1,242,665	(165)	—	12,289,952
Janus Henderson Enterprise Fund(6) - Class N Shares
—	82,935	(2,584)	80,351	4,397	—	8,751,021
Janus Henderson Forty Fund(7) - Class N Shares
151,146	16,459	(29,040)	138,565	(445,815)	—	4,470,092
Janus Henderson Global Bond Fund(8) - Class N Shares
7,164,521	617,758	(1,101,827)	6,680,452	(488,656)	46,030	63,597,905
Janus Henderson Global Real Estate Fund(9) - Class I Shares
727,785	61,956	(112,779)	676,962	10,618	304,451	7,453,352
Janus Henderson Global Research Fund(10) - Class I Shares
56,532	78,615	(10,981)	124,166	153,177	30,427	9,075,327
Janus Henderson Global Select Fund(11) - Class I Shares
195,365	474,052	(44,271)	625,146	111,924	29,603	9,439,709
Janus Henderson International Managed Volatility Fund(12) - Class I Shares
2,551,800	12,703	(2,564,503)	—	(3,110)	—	—
Janus Henderson International Managed Volatility Fund(12) - Class N Shares
—	2,478,894	(1,291,218)	1,187,676	144,444	357,885	10,035,862

8	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Moderate

Notes to Schedule of Investments and Other Information

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/16	Purchases	Sales	at 6/30/17	Gain/(Loss)	Income	at 6/30/17
Janus Henderson International Value Fund(13) - Class N Shares
—	1,209,435	(37,679)	1,171,756	11,260	—	12,901,035
Janus Henderson Large Cap Value Fund(14) - Class N Shares
1,627,394	148,097	(949,808)	825,683	68,859	529,593	13,557,722
Janus Henderson Mid Cap Value Fund(15) - Class N Shares
—	309,296	(9,639)	299,657	(722)	—	5,196,061
Janus Henderson Overseas Fund(16) - Class N Shares
287,765	501,791	(59,167)	730,389	(516,987)	100,797	22,051,157
Janus Henderson Short-Term Bond Fund(17) - Class N Shares
3,828,531	85,219	(1,344,649)	2,569,101	(66,112)	154,750	7,758,685
Janus Henderson Small Cap Value Fund(18) - Class N Shares
321,220	83,986	(51,435)	353,771	2,172	44,402	8,168,579
Janus Henderson Triton Fund(19) - Class N Shares
307,084	25,786	(47,360)	285,510	99,681	16,431	7,774,424
Janus Henderson U.S. Managed Volatility Fund(20) - Class N Shares
2,564,676	63,083	(1,677,549)	950,210	4,603,296	424,329	9,853,675
Janus International Equity Fund - Class N Shares
2,651,172	65,388	(2,716,560)	—	4,504,267	525,866	—
Janus Twenty Fund – Class D Shares
70,982	2,095	(73,077)	—	506,432	43,398	—

Total				$10,447,901	$3,533,560	$257,333,498

(1) Formerly named Janus Adaptive Global Allocation Fund.

(2) Formerly named Janus Asia Equity Fund.

(3) Formerly named Janus Contrarian Fund.

(4) Formerly named Janus Diversified Alternatives Fund.

(5) Formerly named Janus Emerging Markets Fund.

(6) Formerly named Janus Enterprise Fund.

(7) Formerly named Janus Forty Fund.

(8) Formerly named Janus Global Bond Fund.

(9) Formerly named Janus Global Real Estate Fund.

(10) Formerly named Janus Global Research Fund.

(11) Formerly named Janus Global Select Fund.

(12) Formerly named INTECH International Managed Volatility Fund.

(13) Formerly named Perkins International Value Fund.

(14) Formerly named Perkins Large Cap Value Fund.

(15) Formerly named Perkins Mid Cap Value Fund.

(16) Formerly named Janus Overseas Fund.

(17) Formerly named Janus Short-Term Bond Fund.

(18) Formerly named Perkins Small Cap Value Fund.

(19) Formerly named Janus Triton Fund.

(20) Formerly named INTECH U.S. Managed Volatility Fund.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Moderate

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$21,933,764	$-	$-
Equity Funds	164,043,144	-	-
Fixed Income Funds	71,356,590	-	-
Total Assets	$257,333,498	$-	$-

10	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Moderate

Statement of Assets and Liabilities

June 30, 2017

Assets:
Investments, at cost	$232,074,354
Affiliated investments, at value	257,333,498
Non-interested Trustees' deferred compensation	4,578
Receivables:
Investments sold	188,480
Dividends from affiliates	185,476
Fund shares sold	24,661
Total Assets	257,736,693
Liabilities:
Payables:	—
Fund shares repurchased	212,560
Investments purchased	185,470
Transfer agent fees and expenses	41,622
Professional fees	25,691
Advisory fees	19,409
12b-1 Distribution and shareholder servicing fees	10,001
Non-interested Trustees' deferred compensation fees	4,578
Non-interested Trustees' fees and expenses	1,472
Accrued expenses and other payables	13,417
Total Liabilities	514,220
Net Assets	$257,222,473
Net Assets Consist of:
Capital (par value and paid-in surplus)	$220,144,074
Undistributed net investment income/(loss)	1,174,550
Undistributed net realized gain/(loss) from investments	10,643,457
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	25,260,392
Total Net Assets	$257,222,473
Net Assets - Class A Shares	$10,562,996
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	803,621
Net Asset Value Per Share(1)	$13.14
Maximum Offering Price Per Share(2)	$13.94
Net Assets - Class C Shares	$8,035,797
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	620,718
Net Asset Value Per Share(1)	$12.95
Net Assets - Class D Shares	$212,552,349
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,075,607
Net Asset Value Per Share	$13.22
Net Assets - Class I Shares	$4,457,374
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	337,225
Net Asset Value Per Share	$13.22
Net Assets - Class S Shares	$2,821,410
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	216,260
Net Asset Value Per Share	$13.05
Net Assets - Class T Shares	$18,792,547
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,424,715
Net Asset Value Per Share	$13.19

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Moderate

Statement of Operations

For the year ended June 30, 2017

Investment Income:
Dividends from affiliates	$3,533,560
Total Investment Income	3,533,560
Expenses:
Advisory fees	131,501
12b-1Distribution and shareholder servicing fees:
Class A Shares	30,314
Class C Shares	76,663
Class S Shares	6,770
Transfer agent administrative fees and expenses:
Class D Shares	259,151
Class S Shares	6,794
Class T Shares	48,335
Transfer agent networking and omnibus fees:
Class A Shares	9,200
Class C Shares	6,712
Class I Shares	4,122
Other transfer agent fees and expenses:
Class A Shares	1,472
Class C Shares	1,132
Class D Shares	45,789
Class I Shares	283
Class S Shares	69
Class T Shares	457
Registration fees	84,678
Shareholder reports expense	48,415
Professional fees	34,242
Non-interested Trustees’ fees and expenses	6,830
Other expenses	411
Total Expenses	803,340
Less: Excess Expense Reimbursement	(7,128)
Net Expenses	796,212
Net Investment Income/(Loss)	2,737,348
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	10,447,901
Capital gain distributions from underlying funds	3,129,645
Total Net Realized Gain/(Loss) on Investments	13,577,546
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	7,352,088
Total Change in Unrealized Net Appreciation/Depreciation	7,352,088
Net Increase/(Decrease) in Net Assets Resulting from Operations	$23,666,982

See Notes to Financial Statements.

12	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Moderate

Statements of Changes in Net Assets

	Year ended June 30, 2017	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$2,737,348	$3,534,456
Net realized gain/(loss) on investments	13,577,546	1,809,154
Change in unrealized net appreciation/depreciation	7,352,088	(10,049,369)
Net Increase/(Decrease) in Net Assets Resulting from Operations	23,666,982	(4,705,759)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(106,594)	(134,092)
Class C Shares	(20,424)	(59,644)
Class D Shares	(2,422,165)	(2,610,930)
Class I Shares	(53,233)	(49,942)
Class S Shares	(21,123)	(22,260)
Class T Shares	(199,822)	(247,335)
Total Dividends from Net Investment Income	(2,823,361)	(3,124,203)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(78,750)	(1,010,723)
Class C Shares	(57,049)	(805,324)
Class D Shares	(1,421,009)	(16,630,201)
Class I Shares	(29,943)	(303,215)
Class S Shares	(18,221)	(205,714)
Class T Shares	(126,875)	(1,621,255)
Total Distributions from Net Realized Gain from Investment Transactions	(1,731,847)	(20,576,432)
Net Decrease from Dividends and Distributions to Shareholders	(4,555,208)	(23,700,635)
Capital Share Transactions:
Class A Shares	(4,179,959)	389,796
Class C Shares	(2,023,577)	(1,103,548)
Class D Shares	(25,451,897)	(5,918,985)
Class I Shares	416,187	(482,542)
Class S Shares	46,674	(390,534)
Class T Shares	(3,053,921)	(2,497,524)
Net Increase/(Decrease) from Capital Share Transactions	(34,246,493)	(10,003,337)
Net Increase/(Decrease) in Net Assets	(15,134,719)	(38,409,731)
Net Assets:
Beginning of period	272,357,192	310,766,923
End of period	$257,222,473	$272,357,192

Undistributed Net Investment Income/(Loss)	$1,174,550	$1,418,972

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$12.20	$13.49	$14.29		$12.58	$12.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.14(1)	0.37(1)		0.21(1)	0.32
Net realized and unrealized gain/(loss)	1.01	(0.35)	(0.50)		1.88	0.97
Total from Investment Operations	1.13	(0.21)	(0.13)		2.09	1.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.13)	(0.34)		(0.23)	(0.31)
Distributions (from capital gains)	(0.08)	(0.95)	(0.33)		(0.15)	(0.61)
Total Dividends and Distributions	(0.19)	(1.08)	(0.67)		(0.38)	(0.92)
Net Asset Value, End of Period	$13.14	$12.20	$13.49		$14.29	$12.58
Total Return*	9.47%	(1.45)%	(0.87)%		16.79%	10.67%
Net Assets, End of Period (in thousands)	$10,563	$13,911	$14,913		$11,593	$8,913
Average Net Assets for the Period (in thousands)	$12,118	$13,573	$13,942		$9,885	$6,850
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.44%	0.44%	0.44%		0.43%	0.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.44%	0.44%	0.44%		0.43%	0.41%
Ratio of Net Investment Income/(Loss)(2)	0.93%	1.13%	2.71%		1.53%	1.97%
Portfolio Turnover Rate	32%	5%	21%		11%	64%
				1

Class C Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.02	$13.29	$14.08	$12.40	$12.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.10(1)	0.24(1)	0.11(1)	0.18
Net realized and unrealized gain/(loss)	1.01	(0.35)	(0.47)	1.85	0.99
Total from Investment Operations	1.04	(0.25)	(0.23)	1.96	1.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.07)	(0.23)	(0.13)	(0.18)
Distributions (from capital gains)	(0.08)	(0.95)	(0.33)	(0.15)	(0.61)
Total Dividends and Distributions	(0.11)	(1.02)	(0.56)	(0.28)	(0.79)
Net Asset Value, End of Period	$12.95	$12.02	$13.29	$14.08	$12.40
Total Return*	8.77%	(1.77)%	(1.58)%	15.92%	9.78%
Net Assets, End of Period (in thousands)	$8,036	$9,432	$11,648	$11,120	$9,480
Average Net Assets for the Period (in thousands)	$8,504	$10,518	$11,146	$10,017	$8,442
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.10%	0.77%	1.20%	1.14%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	1.10%	0.77%	1.20%	1.14%	1.18%
Ratio of Net Investment Income/(Loss)(2)	0.25%	0.78%	1.76%	0.86%	1.23%
Portfolio Turnover Rate	32%	5%	21%	11%	64%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.28	$13.57	$14.36	$12.63	$12.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.16(1)	0.38(1)	0.24(1)	0.30
Net realized and unrealized gain/(loss)	1.02	(0.35)	(0.49)	1.89	1.00
Total from Investment Operations	1.16	(0.19)	(0.11)	2.13	1.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.15)	(0.35)	(0.25)	(0.33)
Distributions (from capital gains)	(0.08)	(0.95)	(0.33)	(0.15)	(0.61)
Total Dividends and Distributions	(0.22)	(1.10)	(0.68)	(0.40)	(0.94)
Net Asset Value, End of Period	$13.22	$12.28	$13.57	$14.36	$12.63
Total Return*	9.67%	(1.26)%	(0.71)%	17.04%	10.71%
Net Assets, End of Period (in thousands)	$212,552	$222,254	$251,092	$276,135	$247,153
Average Net Assets for the Period (in thousands)	$214,793	$229,378	$264,375	$261,560	$241,398
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.26%	0.27%	0.26%	0.26%	0.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.26%	0.26%	0.26%	0.26%	0.25%
Ratio of Net Investment Income/(Loss)(2)	1.09%	1.28%	2.75%	1.77%	2.24%
Portfolio Turnover Rate	32%	5%	21%	11%	64%

Class I Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.28	$13.57	$14.36	$12.63	$12.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.15(1)	0.17(1)	0.40(1)	0.26(1)	0.31
Net realized and unrealized gain/(loss)	1.02	(0.35)	(0.50)	1.87	1.00
Total from Investment Operations	1.17	(0.18)	(0.10)	2.13	1.31
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.16)	(0.36)	(0.25)	(0.34)
Distributions (from capital gains)	(0.08)	(0.95)	(0.33)	(0.15)	(0.61)
Total Dividends and Distributions	(0.23)	(1.11)	(0.69)	(0.40)	(0.95)
Net Asset Value, End of Period	$13.22	$12.28	$13.57	$14.36	$12.63
Total Return*	9.73%	(1.20)%	(0.65)%	17.10%	10.80%
Net Assets, End of Period (in thousands)	$4,457	$3,740	$4,684	$5,384	$5,441
Average Net Assets for the Period (in thousands)	$4,244	$4,214	$5,525	$5,595	$5,730
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.21%	0.22%	0.20%	0.22%	0.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.21%	0.22%	0.20%	0.22%	0.18%
Ratio of Net Investment Income/(Loss)(2)	1.19%	1.36%	2.86%	1.89%	2.38%
Portfolio Turnover Rate	32%	5%	21%	11%	64%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class S Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.12	$13.40	$14.19	$12.49	$12.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.11(1)	0.32(1)	0.19(1)	0.29
Net realized and unrealized gain/(loss)	1.02	(0.34)	(0.47)	1.85	0.97
Total from Investment Operations	1.11	(0.23)	(0.15)	2.04	1.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.10)	(0.31)	(0.19)	(0.30)
Distributions (from capital gains)	(0.08)	(0.95)	(0.33)	(0.15)	(0.61)
Total Dividends and Distributions	(0.18)	(1.05)	(0.64)	(0.34)	(0.91)
Net Asset Value, End of Period	$13.05	$12.12	$13.40	$14.19	$12.49
Total Return*	9.30%	(1.57)%	(1.03)%	16.53%	10.44%
Net Assets, End of Period (in thousands)	$2,821	$2,574	$3,234	$2,580	$3,139
Average Net Assets for the Period (in thousands)	$2,702	$2,927	$3,017	$2,839	$2,429
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.61%	0.61%	0.61%	0.61%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.60%	0.61%	0.61%	0.60%	0.60%
Ratio of Net Investment Income/(Loss)(2)	0.72%	0.88%	2.31%	1.40%	1.88%
Portfolio Turnover Rate	32%	5%	21%	11%	64%

Class T Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.25	$13.53	$14.33	$12.61	$12.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.16(1)	0.37(1)	0.23(1)	0.27
Net realized and unrealized gain/(loss)	1.02	(0.34)	(0.49)	1.88	1.03
Total from Investment Operations	1.15	(0.18)	(0.12)	2.11	1.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.15)	(0.35)	(0.24)	(0.33)
Distributions (from capital gains)	(0.08)	(0.95)	(0.33)	(0.15)	(0.61)
Total Dividends and Distributions	(0.21)	(1.10)	(0.68)	(0.39)	(0.94)
Net Asset Value, End of Period	$13.19	$12.25	$13.53	$14.33	$12.61
Total Return*	9.60%	(1.23)%	(0.80)%	16.96%	10.67%
Net Assets, End of Period (in thousands)	$18,793	$20,446	$25,197	$23,236	$17,314
Average Net Assets for the Period (in thousands)	$19,231	$22,603	$24,674	$20,305	$15,843
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.36%	0.36%	0.36%	0.36%	0.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.32%	0.27%	0.36%	0.30%	0.30%
Ratio of Net Investment Income/(Loss)(2)	1.03%	1.27%	2.69%	1.72%	2.15%
Portfolio Turnover Rate	32%	5%	21%	11%	64%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Moderate (formerly named Janus Global Allocation Fund - Moderate) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson funds (the “underlying funds”). The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

Janus Investment Fund	17

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

18	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.12% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus

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Notes to Financial Statements

Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from

20	JUNE 30, 2017

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Notes to Financial Statements

advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,736 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2017.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2017, Janus Distributors retained upfront sales charges of $11,609.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $257.

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Notes to Financial Statements

3. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and tax equalization.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,204,357	$ 12,649,230	$ -	$ -	$ -	$ (3,330)	$ 23,228,142

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 234,105,356	$27,156,028	$ (3,927,886)	$ 23,228,142

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,823,361	$ 1,731,847	$ -	$ -

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,124,293	$ 20,576,342	$ -	$ -

22	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 937,029	$ (158,409)	$ (778,620)

Capital has been adjusted by $937,029, including $777,069 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

4. Capital Share Transactions

	Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	121,156	$ 1,521,923	197,029	$ 2,467,153
Reinvested dividends and distributions	12,825	154,792	81,290	977,102
Shares repurchased	(470,298)	(5,856,674)	(243,862)	(3,054,459)
Net Increase/(Decrease)	(336,317)	$ (4,179,959)	34,457	$ 389,796
Class C Shares:
Shares sold	61,543	$ 751,481	115,485	$ 1,430,044
Reinvested dividends and distributions	5,973	71,193	64,207	762,140
Shares repurchased	(231,735)	(2,846,251)	(271,438)	(3,295,732)
Net Increase/(Decrease)	(164,219)	$ (2,023,577)	(91,746)	$ (1,103,548)
Class D Shares:
Shares sold	886,094	$ 11,163,566	1,020,630	$12,643,738
Reinvested dividends and distributions	313,298	3,800,308	1,575,736	19,050,653
Shares repurchased	(3,219,622)	(40,415,771)	(3,004,324)	(37,613,376)
Net Increase/(Decrease)	(2,020,230)	$(25,451,897)	(407,958)	$ (5,918,985)
Class I Shares:
Shares sold	190,447	$ 2,402,794	219,592	$ 2,801,706
Reinvested dividends and distributions	6,290	76,230	28,616	345,683
Shares repurchased	(164,143)	(2,062,837)	(288,758)	(3,629,931)
Net Increase/(Decrease)	32,594	$ 416,187	(40,550)	$ (482,542)
Class S Shares:
Shares sold	21,726	$ 271,393	66,413	$ 815,921
Reinvested dividends and distributions	3,281	39,344	19,077	227,974
Shares repurchased	(21,209)	(264,063)	(114,320)	(1,434,429)
Net Increase/(Decrease)	3,798	$ 46,674	(28,830)	$ (390,534)
Class T Shares:
Shares sold	639,498	$ 8,050,837	840,708	$10,413,057
Reinvested dividends and distributions	25,985	314,418	150,601	1,816,245
Shares repurchased	(909,897)	(11,419,176)	(1,184,084)	(14,726,826)
Net Increase/(Decrease)	(244,414)	$ (3,053,921)	(192,775)	$ (2,497,524)

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Notes to Financial Statements

5. Purchases and Sales of Investment Securities

For the year ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$83,234,513	$ 114,837,257	$ -	$ -

6. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement which took effect upon consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

24	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	25

Janus Henderson Global Allocation Fund - Moderate

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson Global Allocation Fund - Moderate:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Henderson Global Allocation Fund - Moderate (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado
August 15, 2017

26	JUNE 30, 2017

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

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Additional Information (unaudited)

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-

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Additional Information (unaudited)

Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to

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Additional Information (unaudited)

help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• the terms of each New Shell Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2017, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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Additional Information (unaudited)

approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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Additional Information (unaudited)

reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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Additional Information (unaudited)

reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

Janus Investment Fund	45

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Janus Henderson Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
255,083,332.995	108,941,058.648	6,212,645.310	9,114,882.002	17,400,724.300	141,669,310.260

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
42.708	2.436	3.573	6.822	55.538	76.898	4.385	6.434	12.283	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
255,083,332.995	100,688,540.301	11,739,210.364	11,841,799.085	17,400,760.510	141,669,310.260

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
39.473	4.602	4.642	6.822	55.538	71.073	8.286	8.359	12.283	100.000

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Janus Henderson Global Allocation Fund - Moderate

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2017:

Capital Gain Distributions	$2,508,916
Foreign Taxes Paid	$157,116
Foreign Source Income	$912,453
Dividends Received Deduction Percentage	90%
Qualified Dividend Income Percentage	100%

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Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); and Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Allocation Fund – Moderate	9/14-Present

Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital and Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014).

Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Allocation Fund – Moderate	1/14-Present

Global Chief Investment Officer of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, President, Head of Investments of Janus Capital (2016-2017); and Chief Investment Officer Equities and Asset Allocation of Janus Capital (2013-2016). During the five years prior to 2013, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments.

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Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation (2012-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

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Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Notes

NotesPage2

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Notes

NotesPage3

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93022 08-17

ANNUAL REPORT June 30, 2017

Janus Henderson Global Bond Fund (formerly named Janus Global Bond Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Bond Fund

Janus Henderson Global Bond Fund (unaudited)

FUND SNAPSHOT

We believe a fundamentally driven, corporate and sovereign investment process can generate risk-adjusted outperformance and capital preservation over time. Our comprehensive, bottom-up view complements traditional top-down decision making, seeking to provide a sustainable competitive advantage.

Ryan Myerberg co-portfolio manager	Christopher Diaz co-portfolio manager

PERFORMANCE SUMMARY

During the one-year period ended June 30, 2017, Janus Henderson Global Bond Fund’s Class I Shares returned

-1.19% compared with -2.18% for the Fund’s primary benchmark, the Bloomberg Barclays Global Aggregate Bond Index, and 2.67% for the Fund's secondary benchmark, the Bloomberg Barclays Global Aggregate Corporate Index.

MARKET ENVIRONMENT

In the first few days of the period, safe-haven government bonds generally rallied and the yield on the U.S. 10-year note fell to an all-time low as market participants digested the UK’s decision to exit the European Union. The “risk-off” mindset was, however, short-lived. Corporate credit spreads resumed tightening and rates generally rose as market concerns ebbed. U.S. economic data was improving and signs of inflation emerged. The unexpected election of Donald Trump to the U.S. presidency kept corporate credit in favor, as investors expressed optimism over the new administration’s pro-growth, business-friendly platform. In December, the Federal Reserve (Fed) announced an increase to the target federal funds rate, its first of three during the period. In the latter half of the period, Washington’s general lack of progress on reform initiatives coupled with weaker U.S. economic data caused investors to begin reassessing their optimism. Downward pressure on the price of oil amid a ramp-up in U.S. production added to uncertainty, particularly where inflation is concerned. Still, Fed Chairwoman Janet Yellen indicated that the economy was likely healthy enough to withstand additional interest rate increases. Rates rose across the U.S. Treasury curve over the last 12 months, but the yield on the long bond was held in check by strong demand and late-period economic uncertainty.

In Europe, much of the political risk that drove investor uncertainty early in the period receded. Populist candidates were defeated in both the Netherlands and in France. A positive string of economic data further boosted investor confidence. In April, the European Central Bank (ECB) lowered the quantity of its monthly purchases by 20 billion euros, signaling the bank’s growing confidence in the outlook for growth and inflation in the eurozone. Near period end, ECB President Mario Draghi suggested that the region’s improving economic picture could lead to an additional, sooner-than-expected reduction in the central bank’s quantitative easing measures. Yields rose across the majority of the euro-German sovereign curve over the period.

Risk assets were generally in favor and spreads on both investment-grade and high-yield corporate credit compressed significantly. Although emerging markets sold off in the wake of the U.S. election – as investors worried about a retreat from globalization – the asset class rebounded strongly in the latter half of the period.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark, the Bloomberg Barclays Global Aggregate Bond Index, for the period. Our sovereign debt allocation was a leading contributor to outperformance. Specifically, our positioning in U.S. Treasury securities, Colombian government bonds and Japanese government bonds aided results. With yields rising across the U.S. Treasury curve, our underweight allocation proved beneficial. Our exposure to the long bond also supported performance, as the long end of the Treasury curve was least impacted by the sell-off in rates. Further contributing to relative results was our out-of-index allocation to the sovereign debt of Colombia. The Banco de la República cut interest rates multiple times during the year. Yields fell across Colombia’s sovereign curve, benefiting our position. We remain significantly underweight Japanese government bonds, which aided relative results as yields climbed across the country’s sovereign curve. Our positioning in nominal Japanese government bonds was partially offset by our exposure to inflation-linked Japanese government bonds. Inflation in Japan remains well below the Bank of Japan’s 2% target and inflation-linked assets were generally

Janus Investment Fund	1

Janus Henderson Global Bond Fund (unaudited)

challenged by the global slump in inflation expectations over the latter half of the period. Exposure to Italian and German government bonds also weighed on results. Yields generally rose across the sovereign curves of both countries which negatively impacted our performance. Our currency positioning had minimal impact on relative results.

On an asset class basis, our corporate credit exposure supported the Fund’s outperformance, largely due to security selection. Both our overweight allocation to investment grade and our out-of-index exposure to high yield also aided relative results. Exposure to commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) contributed positively to performance. Spread carry (a measure of excess income generated by the Fund’s holdings) and the shorter-dated nature of our positions aided relative results. We invest in CMBS and ABS in which our analysts can form a constructive fundamental view on the underlying assets. Our exposure to inflation-linked securities was the leading asset class detractor. Our lack of exposure to U.S. mortgage-backed securities (MBS) further weighed on relative results. Government-related debt, which includes government agency debt as well as debt issued by state-owned firms, also detracted. The asset class includes a number of emerging market positions that performed well over the period, and our underweight allocation held back performance.

At the credit sector level, brokerage, asset managers and exchanges was among the top relative contributors. Financials in general benefited from the prospect of a more relaxed U.S. regulatory environment and our overweight allocation proved beneficial. Security selection also contributed to the sector’s outperformance. Technology was another sector contributor. Global growth and the anticipation of greater capital investment lifted the sector for much of the period and our overweight allocation benefitted results. Additionally, spread compression across a number of our positions, including Seagate Technology, supported relative results. Seagate has reported stronger, more stable results over the past few quarters amid robust storage demand for personal computers and enterprise infrastructure.

Our underweight allocation in the strong-performing life insurance sector weighed on relative results, as did our limited exposure to electric utilities. No individual corporate issuer meaningfully detracted from performance.

DERIVATIVES USAGE

The Fund invests in forward foreign currency exchange contracts, futures, options and swaps (including interest rate swaps, total return swaps, and credit default swaps) for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions) and to increase or decrease the Fund’s exposure to a particular market. Derivatives may also be utilized to manage or adjust the risk profile of the Fund related to an investment or currency exposure, to adjust currency exposure relative to the benchmark index, and to earn income and enhance returns. During the period, our use of derivatives detracted from relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Despite a general lack of sustained inflation, rhetoric from the developed-world’s central banks suggests that we’ll see rates move higher around the globe. In the U.S., we are wary of lackluster economic conditions and concerned that continued tightening in line with the Fed’s dot plot expectations could result in policy error. The Fed has also outlined a plan to shrink its balance sheet, and with the Bank of Japan and the European Central Bank running out of assets to purchase, we believe they will also be sharing plans to reduce their respective quantitative easing (QE) measures in the near future. We are defensively positioned with respect to rates, and intend to continue actively managing our yield curve positioning with an emphasis on capital preservation.

We believe U.S. corporate credit continues to be priced at the more expensive end of the spectrum and we see limited potential for further spread tightening. With organic margin growth constrained and many companies looking to purchase growth, our concern over late-cycle merger and acquisition activity has also grown. We have increased our focus on non-cyclical issuers with the ability to generate sustainable free cash flow even in an economic downturn. We adopted a more constructive view on European credit, as economic and political risks recede. We are actively seeking opportunities in the region, although we remain mindful of valuations stretched by QE. Opportunities in the UK remain limited, in our view. The lack of cohesion in the government has created an extended period of political uncertainty, particularly where Brexit is concerned. But with politicians acknowledging the snap election outcome as pushback

2	JUNE 30, 2017

Janus Henderson Global Bond Fund (unaudited)

on both austerity and Brexit, doors are open for looser fiscal policy and a softer form of exit from the European Union. Both circumstances, if realized, would be beneficial to the UK economy and for risk assets.

Globally we are emphasizing defensive, high-quality business models. While we seek to participate in spread tightening, our primary goal is capital preservation. We believe security avoidance is a critical component of portfolio management, and we remain thoughtful around position sizing with the intent of maintaining a well-diversified portfolio. This approach reflects our commitment to deliver strong risk-adjusted returns for our clients.

Thank you for investing in Janus Henderson Global Bond Fund.

Janus Investment Fund	3

Janus Henderson Global Bond Fund (unaudited)

Fund At A Glance

June 30, 2017

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	1.60%	1.70%
Class A Shares MOP	1.53%	1.61%
Class C Shares**	0.86%	0.95%
Class D Shares	1.70%	1.83%
Class I Shares	1.89%	1.99%
Class N Shares	1.93%	2.02%
Class S Shares	1.44%	1.53%
Class T Shares	1.70%	1.79%
Weighted Average Maturity		9.2 Years
Average Effective Duration***		5.8 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	4.2%
AA	21.1%
A	7.8%
BBB	21.2%
BB	11.3%
B	5.6%
Not Rated	31.8%
Other	-3.0%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Foreign Government Bonds	40.7%
Corporate Bonds	31.4%
United States Treasury Notes/Bonds	11.5%
Asset-Backed/Commercial Mortgage-Backed Securities	10.1%
Investment Companies	6.4%
Inflation-Indexed Bonds	2.9%
Bank Loans and Mezzanine Loans	0.5%
OTC Purchased Options – Puts	0.0%
Other	(3.5)%
100.0%

Emerging markets comprised 13.0% of total net assets.

4	JUNE 30, 2017

Janus Henderson Global Bond Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2017				per the October 28, 2016 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-1.32%	1.46%	2.63%	1.07%	0.94%
Class A Shares at MOP	-6.00%	0.48%	1.86%
Class C Shares at NAV	-2.16%	0.67%	1.86%	1.81%	1.68%
Class C Shares at CDSC	-3.13%	0.67%	1.86%
Class D Shares(1)	-1.24%	1.61%	2.76%	0.93%	0.75%
Class I Shares	-1.19%	1.71%	2.87%	0.80%	0.68%
Class N Shares	-1.09%	1.71%	2.78%	0.71%	0.59%
Class S Shares	-1.52%	1.42%	2.56%	1.22%	1.10%
Class T Shares	-1.32%	1.51%	2.68%	0.96%	0.84%
Bloomberg Barclays Global Aggregate Bond Index	-2.18%	0.78%	1.91%
Bloomberg Barclays Global Aggregate Corporate Bond Index	2.67%	3.17%	4.01%
Morningstar Quartile - Class I Shares	4th	3rd	2nd
Morningstar Ranking - based on total returns for World Bond Funds	273/332	152/298	98/256

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2017.

Janus Investment Fund	5

Janus Henderson Global Bond Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class N Shares commenced operations on October 28, 2013. Performance shown for periods prior to October 28, 2013, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectus for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return and yield, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 28, 2010

(1) Closed to certain new investors.

6	JUNE 30, 2017

Janus Henderson Global Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Net Annualized Expense Ratio (1/1/17 - 6/30/17)
Class A Shares	$1,000.00	$1,044.80	$4.66	$1,000.00	$1,020.23	$4.61	0.92%
Class C Shares	$1,000.00	$1,039.60	$8.55	$1,000.00	$1,016.41	$8.45	1.69%
Class D Shares	$1,000.00	$1,044.50	$3.85	$1,000.00	$1,021.03	$3.81	0.76%
Class I Shares	$1,000.00	$1,046.00	$3.50	$1,000.00	$1,021.37	$3.46	0.69%
Class N Shares	$1,000.00	$1,045.40	$2.99	$1,000.00	$1,021.87	$2.96	0.59%
Class S Shares	$1,000.00	$1,042.90	$5.37	$1,000.00	$1,019.54	$5.31	1.06%
Class T Shares	$1,000.00	$1,044.10	$4.21	$1,000.00	$1,020.68	$4.16	0.83%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2017

Shares/Principal/ Contract Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 10.1%
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	$391,000		$394,794
BHMS 2014-ATLS Mortgage Trust, 3.9917%, 7/5/33 (144A)‡	1,388,000		1,394,836
Coinstar Funding LLC Series 2017-1, 5.2160%, 4/25/47 (144A)	661,000		671,546
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	201,115		201,657
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	891,713		900,567
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	707,067		661,563
GS Mortgage Securities Corp II, 3.5495%, 12/10/27 (144A)‡	680,000		676,685
GSCCRE Commercial Mortgage Trust 2015-HULA, 5.5271%, 8/15/32 (144A)‡	1,415,000		1,422,062
Icon Brand Holdings LLC, 4.2290%, 1/25/43 (144A)	1,256,524		1,192,177
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
3.9089%, 7/15/36 (144A)‡	133,000		133,829
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
5.6589%, 7/15/36 (144A)‡	403,000		407,019
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	310,000		307,914
LB-UBS Commercial Mortgage Trust 2008-C1, 6.2962%, 4/15/41‡	242,000		239,838
Merlin Aviation Holdings DAC, 4.5000%, 12/15/32 (144A)Ç	1,233,654		1,245,990
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21,
1.2881%, 3/15/48 (144A)‡,¤	3,805,077		248,427
Residential Mortgage Securities 28 Plc, 1.9387%, 6/15/46‡	1,579,000	GBP	2,070,936
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	433,000		438,967
Shenton Aircraft Investment I Ltd, 4.7500%, 10/15/42 (144A)	1,379,714		1,411,511
Starwood Retail Property Trust 2014-STAR, 4.3771%, 11/15/27 (144A)‡	3,330,900		3,205,967
Starwood Retail Property Trust 2014-STAR, 5.2771%, 11/15/27 (144A)‡	439,000		419,583
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	604,433		617,917
Trinity Square 2015-1 PLC, 2.0356%, 7/15/51‡	1,325,000	GBP	1,714,242
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	1,554,493		1,574,391
Wells Fargo Commercial Mortgage Trust 2015-LC22, 1.3362%, 9/15/58 (144A)‡,¤	5,366,682		424,918
Wells Fargo Commercial Mortgage Trust 2015-LC22, 1.3362%, 9/15/58 (144A)‡,¤	2,117,691		154,973
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	1,365,675		1,377,392
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $23,609,489)			23,509,701
Bank Loans and Mezzanine Loans – 0.5%
Communications – 0.3%
Charter Communications Operating LLC, 3.4761%, 1/15/24‡	656,688		658,782
Consumer Non-Cyclical – 0.2%
Quintiles IMS Inc, 3.2322%, 3/7/24‡	429,488		431,503
Total Bank Loans and Mezzanine Loans (cost $1,083,660)			1,090,285
Corporate Bonds – 31.4%
Banking – 4.9%
Ally Financial Inc, 3.6000%, 5/21/18	631,000		638,887
Australia & New Zealand Banking Group Ltd, 3.2500%, 6/3/20	1,581,000	AUD	1,231,258
Bank of America Corp, 4.4500%, 3/3/26	658,000		684,875
Citigroup Inc, 2.6318%, 9/1/23‡	530,000		539,842
Citizens Financial Group Inc, 4.3000%, 12/3/25	703,000		733,020
Commonwealth Bank of Australia, 3.2500%, 1/17/22	1,610,000	AUD	1,241,006
First Republic Bank/CA, 4.6250%, 2/13/47	250,000		257,173
Morgan Stanley, 5.0000%, 9/30/21	3,365,000	AUD	2,760,985
Morgan Stanley, 4.8750%, 11/1/22	251,000		272,490
Santander UK PLC, 5.0000%, 11/7/23 (144A)	612,000		656,075
UBS Group AG, 5.7500%µ	1,486,000	EUR	1,871,118
US Bancorp, 2.3750%, 7/22/26	620,000		584,367
			11,471,096
Basic Industry – 1.4%
Anglo American Capital PLC, 4.8750%, 5/14/25 (144A)	1,168,000		1,214,720
ArcelorMittal, 6.1250%, 6/1/25	542,000		607,040
ArcelorMittal, 7.5000%, 10/15/39	498,000		558,383
Sherwin-Williams Co, 2.7500%, 6/1/22	336,000		335,761
Sherwin-Williams Co, 3.4500%, 6/1/27	302,000		304,151

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2017

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2017

Shares/Principal/ Contract Amounts			Value
Corporate Bonds – (continued)
Basic Industry – (continued)
Sherwin-Williams Co, 4.5000%, 6/1/47	$282,000		$295,919
			3,315,974
Brokerage – 1.9%
E*TRADE Financial Corp, 5.3750%, 11/15/22	328,000		344,792
E*TRADE Financial Corp, 4.6250%, 9/15/23†	1,118,000		1,162,720
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	577,000		560,801
Raymond James Financial Inc, 5.6250%, 4/1/24	1,031,000		1,173,236
Raymond James Financial Inc, 4.9500%, 7/15/46	521,000		566,190
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	588,000		608,475
			4,416,214
Capital Goods – 2.6%
Arconic Inc, 5.9500%, 2/1/37	568,000		572,260
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
6.0000%, 2/15/25 (144A)	1,123,000		1,179,150
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.7500%, 7/15/27 (144A)	100,000	GBP	130,025
Ball Corp, 4.3750%, 12/15/23†	1,078,000	EUR	1,392,650
CNH Industrial Capital LLC, 3.6250%, 4/15/18	633,000		638,570
Leonardo SpA, 1.5000%, 6/7/24	550,000	EUR	619,715
Silgan Holdings Inc, 3.2500%, 3/15/25	1,085,000	EUR	1,265,413
Vulcan Materials Co, 7.0000%, 6/15/18	247,000		258,636
			6,056,419
Communications – 4.0%
Altice Financing SA, 6.5000%, 1/15/22 (144A)	1,238,000		1,293,710
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.9080%, 7/23/25	1,104,000		1,192,775
CSC Holdings LLC, 10.1250%, 1/15/23 (144A)	990,000		1,148,400
Deutsche Telekom International Finance BV, 2.2250%, 1/17/20 (144A)	1,218,000		1,219,753
SFR Group SA, 6.0000%, 5/15/22 (144A)	1,262,000		1,320,367
Sirius XM Radio Inc, 5.2500%, 8/15/22 (144A)	606,000		622,217
Telecom Italia Capital SA, 7.7210%, 6/4/38	1,022,000		1,236,620
Telecom Italia Finance SA, 7.7500%, 1/24/33	747,000	EUR	1,182,291
			9,216,133
Consumer Cyclical – 2.7%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	804,000		824,100
CPUK Finance Ltd, 4.2500%, 8/28/22 (144A)	202,000	GBP	264,580
DR Horton Inc, 3.7500%, 3/1/19†	493,000		504,342
Ford Motor Credit Co LLC, 1.6840%, 9/8/17	1,224,000		1,224,308
Ford Motor Credit Co LLC, 3.5880%, 6/2/20†	2,882,000	AUD	2,236,438
General Motors Financial Co Inc, 3.1000%, 1/15/19	603,000		611,259
Levi Strauss & Co, 3.3750%, 3/15/27	450,000	EUR	519,088
			6,184,115
Consumer Non-Cyclical – 2.7%
Allergan Funding SCS, 3.0000%, 3/12/20	925,000		945,157
Constellation Brands Inc, 4.7500%, 12/1/25	38,000		41,627
Constellation Brands Inc, 3.7000%, 12/6/26	259,000		263,876
Express Scripts Holding Co, 3.4000%, 3/1/27	102,000		98,453
HCA Inc, 5.2500%, 6/15/26	539,000		581,311
LVMH Moet Hennessy Louis Vuitton SE, 1.0000%, 6/14/22	750,000	GBP	965,469
Newell Brands Inc, 3.1500%, 4/1/21	180,000		184,261
Newell Brands Inc, 5.3750%, 4/1/36	121,000		140,000
Tenet Healthcare Corp, 7.5000%, 1/1/22 (144A)	543,000		589,046
Tesco PLC, 6.1250%, 2/24/22	404,000	GBP	602,760
Tesco PLC, 4.8750%, 3/24/42	949,000	GBP	1,208,180
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	639,000		606,908
			6,227,048
Electric – 0.6%
Dominion Energy Inc, 2.0000%, 8/15/21	161,000		157,891

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2017

Shares/Principal/ Contract Amounts			Value
Corporate Bonds – (continued)
Electric – (continued)
EDP Finance BV, 3.6250%, 7/15/24 (144A)	$1,140,000		$1,131,382
			1,289,273
Energy – 1.6%
Anadarko Petroleum Corp, 4.8500%, 3/15/21	360,000		384,210
Anadarko Petroleum Corp, 5.5500%, 3/15/26#	438,000		489,511
Helmerich & Payne International Drilling Co, 4.6500%, 3/15/25	1,108,000		1,161,986
Marathon Oil Corp, 5.9000%, 3/15/18	1,161,000		1,190,747
TC PipeLines LP, 3.9000%, 5/25/27	392,000		391,182
			3,617,636
Finance Companies – 0.9%
CYBG PLC, 5.0000%, 2/9/26‡	891,000	GBP	1,174,426
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	362,000		378,406
Park Aerospace Holdings Ltd, 5.5000%, 2/15/24 (144A)	446,000		465,847
			2,018,679
Financial Institutions – 0.3%
Intrum Justitia AB, 2.7500%, 7/15/22 (144A)	680,000	EUR	780,243
Industrial – 0.9%
Globalworth Real Estate Investments Ltd, 2.8750%, 6/20/22	975,000	EUR	1,119,264
Hutchison Whampoa International 12 II Ltd, 2.0000%, 11/8/17 (144A)	300,000		300,250
Kennedy Wilson Europe Real Estate Plc, 3.2500%, 11/12/25	600,000	EUR	683,158
			2,102,672
Insurance – 0.4%
WellCare Health Plans Inc, 5.2500%, 4/1/25	813,000		851,617
Mortgage Assets – 2.1%
Nordea Hypotek AB, 1.0000%, 4/8/22	20,800,000	SEK	2,507,690
Stadshypotek AB, 4.5000%, 9/21/22†	16,000,000	SEK	2,258,711
			4,766,401
Real Estate Investment Trusts (REITs) – 1.0%
ATF Netherlands BV, 3.7500%µ	1,000,000	EUR	1,161,981
CyrusOne LP / CyrusOne Finance Corp, 5.0000%, 3/15/24 (144A)	575,000		592,250
CyrusOne LP / CyrusOne Finance Corp, 5.3750%, 3/15/27 (144A)	575,000		598,719
			2,352,950
Technology – 2.7%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24 (144A)	412,000		421,373
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.8750%, 1/15/27 (144A)	1,059,000		1,087,599
Cadence Design Systems Inc, 4.3750%, 10/15/24	712,000		739,633
Fidelity National Information Services Inc, 4.5000%, 10/15/22	454,000		493,247
Seagate HDD Cayman, 4.7500%, 1/1/25	715,000		718,476
Seagate HDD Cayman, 4.8750%, 6/1/27	106,000		105,869
Trimble Inc, 4.7500%, 12/1/24	1,367,000		1,459,818
Verisk Analytics Inc, 5.8000%, 5/1/21	620,000		689,291
Verisk Analytics Inc, 5.5000%, 6/15/45	579,000		644,107
			6,359,413
Utility – 0.7%
FCC Aqualia SA, 1.4130%, 6/8/22	650,000	EUR	743,313
FCC Aqualia SA, 2.6290%, 6/8/27	830,000	EUR	945,855
			1,689,168
Total Corporate Bonds (cost $71,024,973)			72,715,051
Foreign Government Bonds – 40.7%
Argentina Treasury Bill, 0%, 8/25/17◊	577,000		575,456
Argentina Treasury Bill, 0%, 9/15/17◊	1,771,000		1,760,583
Argentina Treasury Bill, 0%, 4/27/18◊	492,109		479,450
Argentine Bonos del Tesoro, 22.7500%, 3/5/18	65,959,000	ARS	3,985,788
Argentine Republic Government International Bond, 5.6250%, 1/26/22	1,213,000		1,242,112
Australia Government Bond, 2.7500%, 10/21/19	1,712,000	AUD	1,342,513
Australia Government Bond, 5.7500%, 5/15/21	6,611,000	AUD	5,772,861
Australia Government Bond, 4.2500%, 4/21/26	2,070,000	AUD	1,800,267
Canadian Government Bond, 0.7500%, 3/1/21	3,263,000	CAD	2,467,534

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2017

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2017

Shares/Principal/ Contract Amounts			Value
Foreign Government Bonds – (continued)
Colombian TES, 7.5000%, 8/26/26	8,707,900,000	COP	$3,047,263
French Republic Government Bond OAT, 2.7500%, 10/25/27	2,741,000	EUR	3,714,370
French Republic Government Bond OAT, 3.2500%, 5/25/45	2,333,000	EUR	3,538,329
Indonesia Treasury Bond, 8.2500%, 7/15/21	44,443,000,000	IDR	3,512,081
Indonesia Treasury Bond, 7.0000%, 5/15/27	16,070,000,000	IDR	1,221,079
Italy Buoni Poliennali Del Tesoro, 4.7500%, 9/1/21	915,000	EUR	1,222,551
Italy Buoni Poliennali Del Tesoro, 1.2000%, 4/1/22	554,000	EUR	642,725
Italy Buoni Poliennali Del Tesoro, 4.0000%, 2/1/37	478,000	EUR	634,586
Japan Government Five Year Bond, 0.1000%, 9/20/21	261,950,000	JPY	2,346,929
Japan Government Ten Year Bond, 0.1000%, 6/20/27	536,500,000	JPY	4,778,457
Japan Government Thirty Year Bond, 0.5000%, 9/20/46	186,200,000	JPY	1,515,628
Japan Government Twenty Year Bond, 0.5000%, 9/20/36	245,300,000	JPY	2,160,019
Mexican Bonos, 8.0000%, 6/11/20	42,200,000	MXN	2,412,840
Mexican Bonos, 6.5000%, 6/9/22	44,529,000	MXN	2,441,866
Mexican Bonos, 7.5000%, 6/3/27	41,201,000	MXN	2,391,582
Mexican Bonos, 8.0000%, 11/7/47	37,800,000	MXN	2,285,735
New Zealand Government Bond, 5.0000%, 3/15/19	11,895,000	NZD	9,138,492
New Zealand Government Bond, 3.0000%, 4/15/20	1,550,000	NZD	1,157,421
New Zealand Government Bond, 5.5000%, 4/15/23	2,805,000	NZD	2,362,718
Norway Government Bond, 3.7500%, 5/25/21 (144A)	26,067,000	NOK	3,457,378
Norway Government Bond, 2.0000%, 5/24/23 (144A)	28,027,000	NOK	3,503,095
Portugal Obrigacoes do Tesouro OT, 2.2000%, 10/17/22 (144A)	1,080,000	EUR	1,288,892
Portugal Obrigacoes do Tesouro OT, 5.6500%, 2/15/24 (144A)	1,734,000	EUR	2,410,584
Portugal Obrigacoes do Tesouro OT, 4.1250%, 4/14/27 (144A)	3,913,000	EUR	4,875,096
Provincia de Cordoba, 7.1250%, 8/1/27 (144A)	$2,180,000		2,179,804
Republic of Poland Government Bond, 1.5000%, 4/25/20	9,528,000	PLN	2,529,705
Spain Government Bond, 4.8000%, 1/31/24 (144A)	444,000	EUR	637,270
Spain Government Bond, 3.8000%, 4/30/24 (144A)	632,000	EUR	860,544
United Kingdom Gilt, 3.7500%, 9/7/21	503,000	GBP	743,328
United Kingdom Gilt, 4.7500%, 12/7/30	1,040,000	GBP	1,887,100
Total Foreign Government Bonds (cost $93,634,010)			94,324,031
Inflation-Indexed Bonds – 2.9%
Japanese Government CPI Linked Bond, 0.1000%, 3/10/26 (cost $6,930,267)	730,701,300	JPY	6,785,269
United States Treasury Notes/Bonds – 11.5%
0.7500%, 12/31/17	4,350,000		4,341,278
2.7500%, 12/31/17	4,307,000		4,340,487
1.0000%, 5/31/18	4,352,000		4,340,781
1.2500%, 6/30/19	2,327,000		2,320,729
1.7500%, 5/31/22	1,915,000		1,903,554
1.6250%, 5/15/26	714,000		676,878
2.3750%, 5/15/27	3,385,000		3,406,816
3.5000%, 2/15/39	745,000		842,752
2.5000%, 2/15/45	898,000		839,385
2.2500%, 8/15/46	1,232,000		1,086,662
2.8750%, 11/15/46	2,396,000		2,413,316
3.0000%, 2/15/47	216,000		223,206
Total United States Treasury Notes/Bonds (cost $26,616,651)			26,735,844
Investment Companies – 6.4%
Investments Purchased with Cash Collateral from Securities Lending – 0.1%
Janus Cash Collateral Fund LLC, 0.8560%ºº,£	.263,520		263,520
Money Markets – 6.3%
Janus Cash Liquidity Fund LLC, 0.9803%ºº,£	14,558,241		14,558,241
Total Investment Companies (cost $14,821,761)			14,821,761
OTC Purchased Options – Puts – 0%
Counterparty/Reference Asset
JPMorgan Chase & Co.:
EUR Currency, exercise price 1.06 EUR, expires July 2017*	7,700,000		2,040

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2017

Shares/Principal/ Contract Amounts		Value
OTC Purchased Options – Puts – (continued)
N – (continued)
JPY Currency, exercise price 110.00 JPY, expires July 2017*	.10,180,000	$1,731
Total OTC Purchased Options – Puts (premiums paid $193,278)		3,771
Total Investments (total cost $237,914,089) – 103.5%		239,985,713
Liabilities, net of Cash, Receivables and Other Assets – (3.5)%		(8,048,858)
Net Assets – 100%		$231,936,855

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$99,995,970	41.7%
Japan	17,586,302	7.3
New Zealand	12,658,631	5.3
United Kingdom	12,219,505	5.1
Australia	11,387,905	4.7
Argentina	10,223,193	4.3
Portugal	9,705,954	4.0
France	9,538,535	4.0
Mexico	9,532,023	4.0
Norway	6,960,473	2.9
Sweden	5,546,644	2.3
Italy	5,538,488	2.3
Indonesia	4,733,160	2.0
Canada	3,291,634	1.4
Spain	3,186,982	1.3
Colombia	3,047,263	1.3
Poland	2,529,705	1.0
Luxembourg	2,459,133	1.0
Germany	2,381,734	1.0
Ireland	2,153,428	0.9
Switzerland	1,871,118	0.8
Cayman Islands	1,411,511	0.6
Romania	1,119,264	0.5
Israel	606,908	0.2
Hong Kong	300,250	0.1

Total	$239,985,713	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2017

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2017

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
Australian Dollar	7/31/17	9,220,000	$7,081,522	$(73,354)
British Pound	7/31/17	591,000	770,394	(16,508)
Canadian Dollar	7/31/17	(3,286,000)	(2,535,944)	44,776
Colombian Peso	7/31/17	9,816,800,000	3,210,906	50,489
Danish Krone	7/31/17	206,000	31,707	(723)
Euro	7/31/17	(755,000)	(863,657)	19,340
Euro	7/31/17	(4,020,000)	(4,598,543)	(2,548)
Japanese Yen	7/31/17	(117,224,000)	(1,043,829)	(9,371)
Mexican Peso	7/31/17	92,323,000	5,061,374	10,708
New Zealand Dollar	7/31/17	1,778,000	1,301,782	(14,652)
Norwegian Krone	7/31/17	7,340,000	880,110	(13,478)
Polish Zloty	7/31/17	(9,358,000)	(2,526,015)	48,075
Swedish Krona	7/31/17	(1,800,000)	(214,145)	7,634

			6,555,662	50,388
Barclays Capital, Inc.:
Australian Dollar	8/1/17	3,207,000	2,463,144	(30,019)
Euro	8/1/17	(4,708,000)	(5,385,822)	51,328
Japanese Yen	8/1/17	(456,265,000)	(4,063,009)	(43,106)
Norwegian Krone	8/1/17	11,951,000	1,433,023	(22,578)
Swedish Krona	8/1/17	19,906,000	2,368,333	(84,272)

			(3,184,331)	(128,647)
BNP Paribas:
Czech Koruna	8/7/17	(53,311,000)	(2,340,107)	11,736
Citibank NA:
Australian Dollar	8/2/17	3,092,000	2,374,791	(25,180)
British Pound	8/2/17	389,000	507,106	(11,103)
Canadian Dollar	8/2/17	(3,547,000)	(2,737,445)	11,265
Euro	8/2/17	(1,666,000)	(1,905,952)	25,944
Euro	8/2/17	(1,168,000)	(1,336,226)	(1,101)
Indian Rupee	8/2/17	(139,135,000)	(2,143,547)	(6,502)
Japanese Yen	8/2/17	(651,243,000)	(5,799,512)	(59,229)
Korean Won	8/2/17	(1,295,215,000)	(1,133,304)	(7,855)
New Zealand Dollar	8/2/17	5,057,000	3,702,402	(26,359)
Polish Zloty	8/2/17	(3,489,000)	(941,785)	11,949
Swedish Krona	8/2/17	(6,676,000)	(794,325)	28,545

			(10,207,797)	(59,626)
HSBC Securities (USA), Inc.:
British Pound	8/3/17	231,000	301,143	(6,398)
Euro	8/3/17	(2,347,000)	(2,685,168)	30,492
Indian Rupee	8/3/17	(84,865,000)	(1,307,286)	(4,160)
Indonesian Rupiah	8/3/17	32,838,874,000	2,458,184	920
Japanese Yen	8/3/17	(701,687,000)	(6,248,987)	(66,089)
Mexican Peso	8/3/17	18,257,000	1,000,450	8,586
New Zealand Dollar	8/3/17	4,343,000	3,179,600	(37,744)
Norwegian Krone	8/3/17	19,402,000	2,326,546	(34,533)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2017

Schedule of Foreign Currency Contracts, Open (continued)

Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
HSBC Securities (USA), Inc.:
South African Rand	8/3/17	1,404,000	$106,764	$550
Turkish Lira	8/3/17	(16,455,000)	(4,633,229)	13,504

			(5,501,983)	(94,872)
JPMorgan Chase & Co.:
British Pound	8/4/17	3,477,000	4,532,908	(95,734)
Canadian Dollar	8/4/17	(548,000)	(422,938)	7,885
Euro	8/4/17	(3,545,000)	(4,055,982)	90,101
Polish Zloty	8/4/17	(8,323,000)	(2,246,613)	43,322

			(2,192,625)	45,574
Total			$(16,871,181)	$(175,447)

Schedule of Futures
Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year US Treasury Note	10	9/17	$(3,828)	$(2,812)
5-Year US Treasury Note	16	9/17	(4,595)	(2,750)
Ultra 10-Year US Treasury Note	8	9/17	(10,000)	(3,000)
Ultra Long Term US Treasury Bond	2	9/17	4,986	(1,375)
US Treasury Long Bond	3	9/17	3,136	(1,688)
			(10,301)	(11,625)
Futures Sold:
2-Year US Treasury Note	11	9/17	$3,265	$1,031
Total			$(7,036)	$(10,594)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2017

Janus Henderson Global Bond Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Bloomberg Barclays Global Aggregate Corporate Bond Index	Bloomberg Barclays Global Aggregate Corporate Bond Index measures global investment grade, fixed-rate corporate bonds.

LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2017 is $52,866,552, which represents 22.8% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2017, is $4,757,385.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of June 30, 2017.

ºº	Rate shown is the 7-day yield as of June 30, 2017.

#	Loaned security; a portion of the security is on loan at June 30, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2017. Unless otherwise indicated, all information in the table is for the year ended June 30, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 6/30/17	Gain/(Loss)	Income	at 6/30/17

Janus Cash Collateral Fund LLC	—	9,191,746	(8,928,226)	263,520	$—	$3,008(1)	$263,520
Janus Cash Liquidity Fund LLC	7,485,071	229,593,943	(222,520,773)	14,558,241	—	34,070	14,558,241

Total					$—	$37,078	$14,821,761
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	15

Janus Henderson Global Bond Fund

Notes to Schedule of Investments and Other Information

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2017)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$661,813	$661,563	0.3%

The Fund has registration rights for certain restricted securities held as of June 30, 2017. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$23,509,701	$-
Bank Loans and Mezzanine Loans	-	1,090,285	-
Corporate Bonds	-	72,715,051	-
Foreign Government Bonds	-	94,324,031	-
Inflation-Indexed Bonds	-	6,785,269	-
United States Treasury Notes/Bonds	-	26,735,844	-
Investment Companies	-	14,821,761	-
OTC Purchased Options – Puts	-	3,771	-
Total Investments in Securities	$-	$239,985,713	$-
Other Financial Instruments(a):
Forward Currency Contracts	-	517,149	-
Variation Margin Receivable	1,031	-	-
Total Assets	$1,031	$240,502,862	$-
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$692,596	$-
Variation Margin Payable	11,625	-	-
Total Liabilities	$11,625	$692,596	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

16	JUNE 30, 2017

Janus Henderson Global Bond Fund

Statement of Assets and Liabilities

June 30, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$237,914,089
Unaffiliated investments, at value(1)	225,163,952
Affiliated investments, at value	14,821,761
Cash	1,031,481
Restricted cash (Note 1)	60,000
Forward currency contracts	517,149
Closed foreign currency contracts	45,532
Variation margin receivable	1,031
Non-interested Trustees' deferred compensation	4,119
Receivables:
Investments sold	9,361,799
Interest	2,284,956
Fund shares sold	36,389
Dividends from affiliates	5,429
Other assets	71,737
Total Assets	253,405,335
Liabilities:
Collateral for securities loaned (Note 3)	263,520
Forward currency contracts	692,596
Closed foreign currency contracts	168,142
Variation margin payable	11,625
Payables:	—
Investments purchased	19,878,382
Fund shares repurchased	260,261
Advisory fees	103,598
Professional fees	42,844
Transfer agent fees and expenses	11,143
Dividends	4,755
Non-interested Trustees' deferred compensation fees	4,119
12b-1 Distribution and shareholder servicing fees	3,746
Custodian fees	1,946
Fund administration fees	1,941
Non-interested Trustees' fees and expenses	1,370
Accrued expenses and other payables	18,492
Total Liabilities	21,468,480
Net Assets	$231,936,855

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Bond Fund

Statement of Assets and Liabilities

June 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$246,934,176
Undistributed net investment income/(loss)	(12,026,975)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(4,925,964)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,955,618
Total Net Assets	$231,936,855
Net Assets - Class A Shares	$3,124,010
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	327,434
Net Asset Value Per Share(2)	$9.54
Maximum Offering Price Per Share(3)	$10.02
Net Assets - Class C Shares	$3,334,438
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	349,428
Net Asset Value Per Share(2)	$9.54
Net Assets - Class D Shares	$10,044,600
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,053,998
Net Asset Value Per Share	$9.53
Net Assets - Class I Shares	$31,136,133
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,267,929
Net Asset Value Per Share	$9.53
Net Assets - Class N Shares	$178,044,950
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,699,473
Net Asset Value Per Share	$9.52
Net Assets - Class S Shares	$448,341
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	46,985
Net Asset Value Per Share	$9.54
Net Assets - Class T Shares	$5,804,383
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	608,809
Net Asset Value Per Share	$9.53

(1) Includes $257,742 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

18	JUNE 30, 2017

Janus Henderson Global Bond Fund

Statement of Operations

For the year ended June 30, 2017

Investment Income:
Interest	$6,804,113
Dividends from affiliates	34,070
Affiliated securities lending income, net	3,008
Other income	4,407
Total Investment Income	6,845,598
Expenses:
Advisory fees	1,538,175
12b-1Distribution and shareholder servicing fees:
Class A Shares	23,002
Class C Shares	45,408
Class S Shares	929
Transfer agent administrative fees and expenses:
Class D Shares	13,130
Class S Shares	929
Class T Shares	18,167
Transfer agent networking and omnibus fees:
Class A Shares	8,395
Class C Shares	3,985
Class I Shares	34,464
Other transfer agent fees and expenses:
Class A Shares	1,022
Class C Shares	587
Class D Shares	4,101
Class I Shares	1,551
Class N Shares	5,390
Class S Shares	20
Class T Shares	167
Registration fees	86,289
Professional fees	59,755
Custodian fees	34,358
Fund administration fees	23,742
Shareholder reports expense	9,258
Non-interested Trustees’ fees and expenses	6,759
Other expenses	35,431
Total Expenses	1,955,014
Less: Excess Expense Reimbursement	(211,614)
Net Expenses	1,743,400
Net Investment Income/(Loss)	5,102,198
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(12,579,432)
Futures contracts	(64,729)
Total Net Realized Gain/(Loss) on Investments	(12,644,161)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,110,592
Futures contracts	(7,036)
Total Change in Unrealized Net Appreciation/Depreciation	3,103,556
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(4,438,407)

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2017	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$5,102,198	$5,943,598
Net realized gain/(loss) on investments	(12,644,161)	(6,907,994)
Change in unrealized net appreciation/depreciation	3,103,556	12,981,112
Net Increase/(Decrease) in Net Assets Resulting from Operations	(4,438,407)	12,016,716
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	—	(15,653)
Class C Shares	—	(3,140)
Class D Shares	—	(9,326)
Class I Shares	—	(31,303)
Class N Shares	—	(220,491)
Class S Shares	—	(169)
Class T Shares	—	(9,550)
Total Dividends from Net Investment Income	—	(289,632)
Return of Capital on Dividends from Net Investment Income
Class A Shares	(147,487)	(306,512)
Class C Shares	(43,331)	(61,477)
Class D Shares	(208,980)	(182,634)
Class I Shares	(665,760)	(612,987)
Class N Shares	(3,951,143)	(4,317,754)
Class S Shares	(6,578)	(3,312)
Class T Shares	(131,575)	(187,019)
Total Return of Capital on Dividends from Net Investment Income	(5,154,854)	(5,671,695)
Net Decrease from Dividends and Distributions to Shareholders	(5,154,854)	(5,961,327)
Capital Share Transactions:
Class A Shares	(10,830,195)	(12,903,670)
Class C Shares	(1,730,953)	(2,152,109)
Class D Shares	(861,396)	1,017,659
Class I Shares	(5,995,791)	4,253,776
Class N Shares	(23,844,603)	(18,485,191)
Class S Shares	182,051	101,084
Class T Shares	(2,916,121)	(9,072,863)
Net Increase/(Decrease) from Capital Share Transactions	(45,997,008)	(37,241,314)
Net Increase/(Decrease) in Net Assets	(55,590,269)	(31,185,925)
Net Assets:
Beginning of period	287,527,124	318,713,049
End of period	$231,936,855	$287,527,124

Undistributed Net Investment Income/(Loss)	$(12,026,975)	$(8,570,628)

See Notes to Financial Statements.

20	JUNE 30, 2017

Janus Henderson Global Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$9.84	$9.59	$10.61		$9.85	$10.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.15(1)	0.17(1)	0.16(1)		0.26(1)	0.27
Net realized and unrealized gain/(loss)	(0.28)	0.25	(0.68)		0.80	(0.35)
Total from Investment Operations	(0.13)	0.42	(0.52)		1.06	(0.08)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.01)	(0.50)		(0.30)	(0.12)
Distributions (from capital gains)	—	—	—		—	(0.25)
Return of capital	(0.17)	(0.16)	—(2)		—	(0.18)
Total Dividends and Distributions	(0.17)	(0.17)	(0.50)		(0.30)	(0.55)
Net Asset Value, End of Period	$9.54	$9.84	$9.59		$10.61	$9.85
Total Return*	(1.32)%	4.47%	(5.03)%		10.96%	(1.04)%
Net Assets, End of Period (in thousands)	$3,124	$14,574	$27,198		$6,247	$4,649
Average Net Assets for the Period (in thousands)	$9,227	$18,018	$24,080		$3,737	$5,017
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	1.07%	1.04%		1.02%	1.28%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	1.02%	1.00%		1.02%	1.01%
Ratio of Net Investment Income/(Loss)	1.58%	1.78%	1.57%		2.53%	2.32%
Portfolio Turnover Rate	210%	125%	191%		171%	182%
				1

Class C Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.85	$9.60	$10.62	$9.86	$10.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.10(1)	0.08(1)	0.16(1)	0.19
Net realized and unrealized gain/(loss)	(0.30)	0.25	(0.68)	0.82	(0.35)
Total from Investment Operations	(0.21)	0.35	(0.60)	0.98	(0.16)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—(2)	(0.42)	(0.22)	(0.08)
Distributions (from capital gains)	—	—	—	—	(0.25)
Return of capital	(0.10)	(0.10)	—(2)	—	(0.14)
Total Dividends and Distributions	(0.10)	(0.10)	(0.42)	(0.22)	(0.47)
Net Asset Value, End of Period	$9.54	$9.85	$9.60	$10.62	$9.86
Total Return*	(2.16)%	3.71%	(5.75)%	10.09%	(1.78)%
Net Assets, End of Period (in thousands)	$3,334	$5,288	$7,339	$1,325	$1,654
Average Net Assets for the Period (in thousands)	$4,557	$6,037	$5,754	$963	$2,016
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.80%	1.79%	1.81%	1.80%	2.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.72%	1.74%	1.77%	1.79%	1.76%
Ratio of Net Investment Income/(Loss)	0.93%	1.06%	0.81%	1.54%	1.58%
Portfolio Turnover Rate	210%	125%	191%	171%	182%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.84	$9.59	$10.61	$9.85	$10.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(1)	0.19(1)	0.18(1)	0.27(1)	0.28
Net realized and unrealized gain/(loss)	(0.30)	0.25	(0.68)	0.80	(0.34)
Total from Investment Operations	(0.12)	0.44	(0.50)	1.07	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.01)	(0.52)	(0.31)	(0.12)
Distributions (from capital gains)	—	—	—	—	(0.25)
Return of capital	(0.19)	(0.18)	—(2)	—	(0.19)
Total Dividends and Distributions	(0.19)	(0.19)	(0.52)	(0.31)	(0.56)
Net Asset Value, End of Period	$9.53	$9.84	$9.59	$10.61	$9.85
Total Return*	(1.24)%	4.67%	(4.88)%	11.07%	(0.84)%
Net Assets, End of Period (in thousands)	$10,045	$11,390	$10,132	$13,098	$9,875
Average Net Assets for the Period (in thousands)	$10,889	$9,684	$12,333	$8,833	$11,610
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.93%	0.89%	0.92%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.83%	0.84%	0.92%	0.90%
Ratio of Net Investment Income/(Loss)	1.90%	1.98%	1.77%	2.63%	2.43%
Portfolio Turnover Rate	210%	125%	191%	171%	182%

Class I Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.84	$9.58	$10.60	$9.84	$10.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(1)	0.20(1)	0.17(1)	0.21(1)	0.31
Net realized and unrealized gain/(loss)	(0.31)	0.26	(0.66)	0.88	(0.37)
Total from Investment Operations	(0.12)	0.46	(0.49)	1.09	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.01)	(0.53)	(0.33)	(0.12)
Distributions (from capital gains)	—	—	—	—	(0.25)
Return of capital	(0.19)	(0.19)	—(2)	—	(0.20)
Total Dividends and Distributions	(0.19)	(0.20)	(0.53)	(0.33)	(0.57)
Net Asset Value, End of Period	$9.53	$9.84	$9.58	$10.60	$9.84
Total Return*	(1.19)%	4.85%	(4.81)%	11.24%	(0.79)%
Net Assets, End of Period (in thousands)	$31,136	$38,506	$33,551	$2,990	$234,166
Average Net Assets for the Period (in thousands)	$33,938	$31,348	$32,970	$77,450	$74,492
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.80%	0.80%	0.75%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.75%	0.76%	0.75%	0.75%
Ratio of Net Investment Income/(Loss)	1.94%	2.05%	1.73%	2.13%	2.27%
Portfolio Turnover Rate	210%	125%	191%	171%	182%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

22	JUNE 30, 2017

Janus Henderson Global Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.83	$9.58	$10.60	$10.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.20	0.21	0.20	0.22
Net realized and unrealized gain/(loss)	(0.31)	0.25	(0.68)	0.50
Total from Investment Operations	(0.11)	0.46	(0.48)	0.72
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.01)	(0.54)	(0.24)
Distributions (from capital gains)	—	—	—	—
Return of capital	(0.20)	(0.20)	—(3)	—
Total Dividends and Distributions	(0.20)	(0.21)	(0.54)	(0.24)
Net Asset Value, End of Period	$9.52	$9.83	$9.58	$10.60
Total Return*	(1.09)%	4.84%	(4.73)%	7.22%
Net Assets, End of Period (in thousands)	$178,045	$208,508	$222,452	$249,350
Average Net Assets for the Period (in thousands)	$188,871	$210,982	$245,055	$237,653
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.71%	0.70%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.66%	0.67%	0.71%
Ratio of Net Investment Income/(Loss)	2.07%	2.14%	1.95%	3.19%
Portfolio Turnover Rate	210%	125%	191%	171%

Class S Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.85	$9.60	$10.62	$9.87	$10.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(2)	0.19(2)	0.16(2)	0.23(2)	0.26
Net realized and unrealized gain/(loss)	(0.32)	0.26	(0.69)	0.83	(0.35)
Total from Investment Operations	(0.15)	0.45	(0.53)	1.06	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.01)	(0.49)	(0.31)	(0.11)
Distributions (from capital gains)	—	—	—	—	(0.25)
Return of capital	(0.16)	(0.19)	—(3)	—	(0.17)
Total Dividends and Distributions	(0.16)	(0.20)	(0.49)	(0.31)	(0.53)
Net Asset Value, End of Period	$9.54	$9.85	$9.60	$10.62	$9.87
Total Return*	(1.52)%	4.72%	(5.18)%	10.90%	(1.06)%
Net Assets, End of Period (in thousands)	$448	$267	$162	$418	$905
Average Net Assets for the Period (in thousands)	$369	$173	$192	$571	$943
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%	1.22%	1.19%	1.25%	1.49%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	0.79%	1.17%	1.06%	1.13%
Ratio of Net Investment Income/(Loss)	1.76%	2.01%	1.60%	2.29%	2.20%
Portfolio Turnover Rate	210%	125%	191%	171%	182%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from October 28, 2013 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.84	$9.59	$10.61	$9.86	$10.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(1)	0.18(1)	0.17(1)	0.26(1)	0.27
Net realized and unrealized gain/(loss)	(0.30)	0.25	(0.68)	0.80	(0.34)
Total from Investment Operations	(0.13)	0.43	(0.51)	1.06	(0.07)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.01)	(0.51)	(0.31)	(0.12)
Distributions (from capital gains)	—	—	—	—	(0.25)
Return of capital	(0.18)	(0.17)	—(2)	—	(0.18)
Total Dividends and Distributions	(0.18)	(0.18)	(0.51)	(0.31)	(0.55)
Net Asset Value, End of Period	$9.53	$9.84	$9.59	$10.61	$9.86
Total Return*	(1.32)%	4.59%	(4.96)%	10.91%	(0.91)%
Net Assets, End of Period (in thousands)	$5,804	$8,994	$17,880	$11,830	$6,935
Average Net Assets for the Period (in thousands)	$7,240	$10,362	$17,663	$7,406	$4,055
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.96%	0.96%	0.99%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.90%	0.92%	0.97%	0.98%
Ratio of Net Investment Income/(Loss)	1.80%	1.89%	1.66%	2.60%	2.29%
Portfolio Turnover Rate	210%	125%	191%	171%	182%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

24	JUNE 30, 2017

Janus Henderson Global Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Bond Fund (Formerly named Janus Global Bond Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or

Janus Investment Fund	25

Janus Henderson Global Bond Fund

Notes to Financial Statements

more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

26	JUNE 30, 2017

Janus Henderson Global Bond Fund

Notes to Financial Statements

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Restricted Cash

As of June 30, 2017, the Fund has restricted cash in the amount of $60,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’

Janus Investment Fund	27

Janus Henderson Global Bond Fund

Notes to Financial Statements

taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse

28	JUNE 30, 2017

Janus Henderson Global Bond Fund

Notes to Financial Statements

securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

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During the year ended June 30, 2017, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $48,682,138 and $63,879,066, respectively.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the year ended June 30, 2017, the average ending monthly market value amounts on purchased and sold futures contracts are $845,570 and $945,763, respectively.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to

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Notes to Financial Statements

counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

During the year ended June 30, 2017, the average ending monthly market value amounts on purchased put options is $11,611.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2017

	Currency Contracts		Interest Rate Contracts		Total
Asset Derivatives:
Forward currency contracts	$517,149		$ -		$517,149
Unaffiliated investments, at value	3,771	(a)	-		3,771
Variation margin receivable	-		1,031	(b)	1,031

Total Asset Derivatives	$520,920		$ 1,031		$521,951

Liability Derivatives:
Forward currency contracts	$692,596		$ -		$692,596
Variation margin payable	-		11,625	(b)	11,625

Total Liability Derivatives	$692,596		$ 11,625		$704,221
(a) Amounts relate to purchased options.
(b) Amounts relate to variation margin for futures.
(c) Amounts relate to purchased options.

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The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts		Interest Rate Contracts	Total
Futures contracts	$ -		$ (64,729)	$ (64,729)
Investments and foreign currency transactions	(1,140,349)	(a)	-	(1,140,349)

Total	$(1,140,349)		$ (64,729)	$(1,205,078)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts		Interest Rate Contracts	Total
Futures contracts	$ -		$ (7,036)	$ (7,036)
Investments, foreign currency translations and non-interested Trustees' deferred compensation	(2,957,713)	(b)	-	(2,957,713)

Total	$(2,957,713)		$ (7,036)	$(2,964,749)
(a)	Amounts relate to forward currency contracts.
(b)	Amounts relate to forward currency contracts and purchased options.
(c) Amounts relate to purchased options.

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

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Janus Henderson Global Bond Fund

Notes to Financial Statements

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

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Notes to Financial Statements

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and

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Notes to Financial Statements

Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For

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Notes to Financial Statements

corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2017” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$181,022	$(130,634)	$—	$50,388
Barclays Capital, Inc.	51,328	(51,328)	—	—
BNP Paribas	11,736	—	—	11,736
Citibank NA	77,703	(77,703)	—	—
Deutsche Bank AG	257,742	—	(257,742)	—
HSBC Securities (USA), Inc.	54,052	(54,052)	—	—
JPMorgan Chase & Co.	145,079	(95,734)	—	49,345

Total	$778,662	$(409,451)	$(257,742)	$111,469

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$130,634	$(130,634)	$—	$—
Barclays Capital, Inc.	179,975	(51,328)	—	128,647
Citibank NA	137,329	(77,703)	—	59,626
HSBC Securities (USA), Inc.	148,924	(54,052)	—	94,872
JPMorgan Chase & Co.	95,734	(95,734)	—	—

Total	$692,596	$(409,451)	$—	$283,145
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular

36	JUNE 30, 2017

Janus Henderson Global Bond Fund

Notes to Financial Statements

counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Janus Investment Fund	37

Janus Henderson Global Bond Fund

Notes to Financial Statements

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $257,742. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2017 is $263,520, resulting in the net amount due to the counterparty of $5,778.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.60
Next $1 Billion	0.55
Over $2 Billion	0.50

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Janus Capital International Limited (UK) (“JCIL”), pursuant to which one or more employees of JCIL may also serve as “associated persons” of Janus Capital. In this capacity, such employees of JCIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital. The responsibilities of both Janus Capital and JCIL under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.59% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2017. The previous expense limit (until November 1, 2016) was 0.66%. If applicable, amounts

38	JUNE 30, 2017

Janus Henderson Global Bond Fund

Notes to Financial Statements

reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1

Janus Investment Fund	39

Janus Henderson Global Bond Fund

Notes to Financial Statements

distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,736 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2017, Janus Distributors retained upfront sales charges of $260.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were

40	JUNE 30, 2017

Janus Henderson Global Bond Fund

Notes to Financial Statements

no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $1,240.

As of June 30, 2017, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	99	76
Class S Shares	35	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, tax equalization, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ (4,755)	$ -	$ -	$(10,089,025)	$ (4,873,746)	$ 52,490	$ (82,285)

During the year ended June 30, 2017, capital loss carryovers of $1,189,785 were utilized by the Fund.

Janus Investment Fund	41

Janus Henderson Global Bond Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in foreign currency contracts.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 240,067,998	$ 2,671,790	$ (2,754,075)	$ (82,285)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ -	$ 5,167,467	$ (2,974,082)

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 289,632	$ -	$ 5,671,695	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (8,141,549)	$ (3,403,691)	$ 11,545,240

42	JUNE 30, 2017

Janus Henderson Global Bond Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	158,079	$ 1,511,407	514,012	$ 4,968,042
Reinvested dividends and distributions	15,250	145,907	32,844	314,212
Shares repurchased	(1,326,285)	(12,487,509)	(1,901,926)	(18,185,924)
Net Increase/(Decrease)	(1,152,956)	$(10,830,195)	(1,355,070)	$(12,903,670)
Class C Shares:
Shares sold	105,782	$ 1,033,636	101,397	$ 992,409
Reinvested dividends and distributions	3,830	36,448	5,618	53,776
Shares repurchased	(296,896)	(2,801,037)	(334,687)	(3,198,294)
Net Increase/(Decrease)	(187,284)	$ (1,730,953)	(227,672)	$ (2,152,109)
Class D Shares:
Shares sold	522,341	$ 5,055,638	424,433	$ 4,110,771
Reinvested dividends and distributions	21,176	201,616	19,254	184,275
Shares repurchased	(647,158)	(6,118,650)	(342,765)	(3,277,387)
Net Increase/(Decrease)	(103,641)	$ (861,396)	100,922	$ 1,017,659
Class I Shares:
Shares sold	2,449,606	$ 23,343,100	2,366,885	$ 22,851,896
Reinvested dividends and distributions	60,717	577,561	45,308	433,740
Shares repurchased	(3,157,262)	(29,916,452)	(1,998,218)	(19,031,860)
Net Increase/(Decrease)	(646,939)	$ (5,995,791)	413,975	$ 4,253,776
Class N Shares:
Shares sold	1,124,388	$ 10,502,260	622,143	$ 6,664,321
Reinvested dividends and distributions	415,440	3,951,143	474,876	4,538,245
Shares repurchased	(4,050,871)	(38,298,006)	(3,109,643)	(29,687,757)
Net Increase/(Decrease)	(2,511,043)	$(23,844,603)	(2,012,624)	$(18,485,191)
Class S Shares:
Shares sold	31,025	$ 287,591	11,055	$ 108,790
Reinvested dividends and distributions	694	6,578	362	3,474
Shares repurchased	(11,858)	(112,118)	(1,174)	(11,180)
Net Increase/(Decrease)	19,861	$ 182,051	10,243	$ 101,084
Class T Shares:
Shares sold	311,269	$ 2,994,029	629,475	$ 6,102,419
Reinvested dividends and distributions	12,863	122,850	20,183	193,338
Shares repurchased	(629,039)	(6,033,000)	(1,599,869)	(15,368,620)
Net Increase/(Decrease)	(304,907)	$ (2,916,121)	(950,211)	$ (9,072,863)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$369,433,160	$ 397,468,427	$ 124,387,362	$ 119,566,079

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a

Janus Investment Fund	43

Janus Henderson Global Bond Fund

Notes to Financial Statements

newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement which took effect upon consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

9. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

44	JUNE 30, 2017

Janus Henderson Global Bond Fund

Notes to Financial Statements

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	45

Janus Henderson Global Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Henderson Global Bond Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 15, 2017

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

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Additional Information (unaudited)

nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

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Additional Information (unaudited)

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-

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Additional Information (unaudited)

Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

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Additional Information (unaudited)

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to

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Additional Information (unaudited)

help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

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Additional Information (unaudited)

• the terms of each New Shell Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2017, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

Janus Investment Fund	65

Janus Henderson Global Bond Fund

Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	67

Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	69

Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	71

Janus Henderson Global Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Janus Henderson Global Bond Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

Janus Investment Fund	73

Janus Henderson Global Bond Fund

Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Bond Fund

Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
242,793,823.835	201,167,651.197	2,230,423.804	6,234,781.683	18,072,958.430	227,705,815.114

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
82.855	0.919	2.568	7.444	93.786	88.345	0.980	2.738	7.937	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
242,793,823.835	193,738,349.745	8,032,226.208	7,862,271.512	18,072,967.650	227,705,815.114

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
79.795	3.308	3.238	7.444	93.786	85.083	3.527	3.453	7.937	100.000

Janus Investment Fund	75

Janus Henderson Global Bond Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2017:

Return of Capital Distributions	$5,167,467

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Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Janus Investment Fund	77

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); and Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	79

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	81

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	83

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Christopher H. Diaz 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Bond Fund	5/11-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, Portfolio Manager at ING (2000-2011).
Ryan Myerberg 151 Detroit Street Denver, CO 80206 DOB: 1979	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Bond Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation (2012-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	85

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93023 08-17

ANNUAL REPORT June 30, 2017

Janus Henderson Global Income Managed Volatility Fund (formerly named INTECH Global Income Managed Volatility Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Income Managed Volatility Fund

Janus Henderson Global Income Managed Volatility Fund (unaudited)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	sub-advised by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2017, Janus Henderson Global Income Managed Volatility Fund’s Class I Shares returned 7.42%. This compares to the 18.20% return posted by the MSCI World Index, the Fund’s primary benchmark, and a 11.78% return for its secondary benchmark, the MSCI World High Dividend Yield Index.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI World High Dividend Yield Index. INTECH’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The Janus Henderson Global Income Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the Fund’s standard deviation depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

Led by riskier segments of the market, global developed equity markets as measured by the MSCI World Index posted a return of 18.20% for the 12-month period ended June 30, 2017. The MSCI World High Dividend Yield Index recorded a positive return of 11.78% over the period. Janus Henderson Global Income Managed Volatility Fund underperformed the MSCI World Index and the MSCI World High Dividend Yield Index over the period and generated a return of 7.42%.

The Fund’s defensive positioning acted as a significant headwind to relative performance as investors’ risk appetite increased in global equity markets. On average, the Fund was overweight lower beta stocks, or stocks with lower sensitivity to market movements. During the period higher beta stocks significantly outperformed lower beta stocks as well as the overall market, on average. Consequently, the Fund’s overweight to lower beta stocks detracted from the Fund’s relative return for the period.

The Fund’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. The Fund was adversely impacted by an average overweight allocation to the defensive utilities sector, which was among the weakest performing sectors during the period. Stock selection, which is a residual of the investment process, also detrated from the Fund’s relative performance during the period, especially within the industrials and consumer staples sectors.

An overall increase in market diversity over the past 12 months reflected a change in the distribution of capital, in which smaller cap stocks outperformed larger cap stocks on average. While the Janus Henderson Global Income Managed Volatility Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, was positively impacted by the overall increase in market diversity, the Fund was negatively

Janus Investment Fund	1

Janus Henderson Global Income Managed Volatility Fund (unaudited)

impacted by its current defensive positioning and underperformed during the period.

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in Janus Henderson Global Income Managed Volatility Fund.

2	JUNE 30, 2017

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Fund At A Glance

June 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
Reynolds American Inc
Tobacco	4.7%
McDonald's Corp
Hotels, Restaurants & Leisure	4.5%
Kimberly-Clark Corp
Household Products	4.4%
Southern Co
Electric Utilities	4.4%
CLP Holdings Ltd
Electric Utilities	4.2%
22.2%

Asset Allocation - (% of Net Assets)
Common Stocks	98.8%
Investment Companies	1.5%
Preferred Stocks	0.1%
Other	(0.4)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2017	As of June 30, 2016

Janus Investment Fund	3

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2017				per the October 28, 2016 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	7.13%	10.53%	10.55%	1.48%	0.82%
Class A Shares at MOP	0.99%	9.24%	9.38%
Class C Shares at NAV	6.36%	9.67%	9.72%	2.17%	1.56%
Class C Shares at CDSC	5.36%	9.67%	9.72%
Class D Shares(1)	7.39%	10.69%	10.68%	1.33%	0.64%
Class I Shares	7.42%	10.85%	10.86%	1.18%	0.58%
Class S Shares	7.09%	10.53%	10.53%	1.79%	1.01%
Class T Shares	7.28%	10.63%	10.64%	1.31%	0.75%
MSCI World Index	18.20%	11.38%	12.06%
MSCI World High Dividend Yield Index	11.78%	9.43%	9.86%
Morningstar Quartile - Class I Shares	4th	2nd	3rd
Morningstar Ranking - based on total returns for World Large Stock Funds	875/901	323/697	389/652

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.
Net expense ratios reflect the expense waiver, if any, contractually agreed to through 11/1/17.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

4	JUNE 30, 2017

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Performance

INTECH's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

* The Fund’s inception date – December 15, 2011

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Net Annualized Expense Ratio (1/1/17 - 6/30/17)
Class A Shares	$1,000.00	$1,116.50	$4.57	$1,000.00	$1,020.48	$4.36	0.87%
Class C Shares	$1,000.00	$1,112.00	$8.33	$1,000.00	$1,016.91	$7.95	1.59%
Class D Shares	$1,000.00	$1,117.40	$3.47	$1,000.00	$1,021.52	$3.31	0.66%
Class I Shares	$1,000.00	$1,118.00	$3.10	$1,000.00	$1,021.87	$2.96	0.59%
Class S Shares	$1,000.00	$1,115.90	$4.83	$1,000.00	$1,020.23	$4.61	0.92%
Class T Shares	$1,000.00	$1,116.70	$3.94	$1,000.00	$1,021.08	$3.76	0.75%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2017

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – 98.8%
Aerospace & Defense – 3.1%
Lockheed Martin Corp	.23,800	$6,607,118
Airlines – 1.0%
easyJet PLC	3,330	58,931
Japan Airlines Co Ltd	55,100	1,702,093
Singapore Airlines Ltd	54,900	403,653
		2,164,677
Auto Components – 1.3%
Bridgestone Corp	29,900	1,286,822
Sumitomo Rubber Industries Ltd	86,400	1,456,646
		2,743,468
Automobiles – 0.3%
Nissan Motor Co Ltd	64,700	643,203
Banks – 3.1%
Bank of Montreal	700	51,407
BOC Hong Kong Holdings Ltd	56,500	270,298
Canadian Imperial Bank of Commerce	2,100	170,692
DBS Group Holdings Ltd	62,700	944,782
Hang Seng Bank Ltd	176,600	3,693,870
Royal Bank of Canada	500	36,310
United Overseas Bank Ltd	89,600	1,505,051
		6,672,410
Beverages – 0.2%
Coca-Cola Co	9,200	412,620
Biotechnology – 0%
AbbVie Inc	1,200	87,012
Capital Markets – 0.1%
CME Group Inc	500	62,620
Singapore Exchange Ltd	13,400	71,459
		134,079
Chemicals – 0.2%
Agrium Inc	3,700	335,386
BASF SE	741	68,620
		404,006
Construction & Engineering – 0.5%
Bouygues SA	22,450	946,548
Vinci SA	732	62,470
		1,009,018
Construction Materials – 0%
Fletcher Building Ltd	17,217	100,779
Containers & Packaging – 0%
International Paper Co	1,100	62,271
Diversified Consumer Services – 1.5%
H&R Block Inc	103,700	3,205,367
Diversified Telecommunication Services – 3.5%
AT&T Inc	80,000	3,018,400
BCE Inc	15,677	706,106
HKT Trust & HKT Ltd	2,318,000	3,040,311
Singapore Telecommunications Ltd	70,300	198,683
Spark New Zealand Ltd	139,630	386,668
Telstra Corp Ltd	87,774	290,015
		7,640,183
Electric Utilities – 23.1%
Alliant Energy Corp	9,600	385,632
American Electric Power Co Inc	4,800	333,456
CK Infrastructure Holdings Ltd	481,000	4,041,603
CLP Holdings Ltd	858,500	9,082,911
Contact Energy Ltd	449,123	1,714,235
Duke Energy Corp	23,666	1,978,241
Endesa SA#	16,425	378,334

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – (continued)
Electric Utilities – (continued)
Eversource Energy	.12,300	$746,733
NextEra Energy Inc	4,900	686,637
OGE Energy Corp	6,400	222,656
PG&E Corp	132,900	8,820,573
Pinnacle West Capital Corp	13,100	1,115,596
Power Assets Holdings Ltd	852,000	7,524,516
PPL Corp	38,200	1,476,812
Southern Co	199,500	9,552,060
Xcel Energy Inc	38,200	1,752,616
		49,812,611
Food & Staples Retailing – 2.5%
Distribuidora Internacional de Alimentacion SA	13,666	85,071
ICA Gruppen AB	764	28,451
Lawson Inc	64,400	4,501,014
Wesfarmers Ltd	23,001	709,077
		5,323,613
Food Products – 1.3%
General Mills Inc	51,000	2,825,400
Tate & Lyle PLC	4,876	42,034
		2,867,434
Gas Utilities – 0%
Gas Natural SDG SA#	2,926	68,467
Health Care Providers & Services – 2.9%
Sonic Healthcare Ltd	338,916	6,307,425
Hotels, Restaurants & Leisure – 6.4%
Darden Restaurants Inc	43,900	3,970,316
McDonald's Corp	63,700	9,756,292
		13,726,608
Household Durables – 0.3%
Berkeley Group Holdings PLC	4,765	200,235
Garmin Ltd	5,600	285,768
Sekisui House Ltd	13,700	241,145
		727,148
Household Products – 5.3%
Kimberly-Clark Corp	74,200	9,579,962
Procter & Gamble Co	21,200	1,847,580
		11,427,542
Industrial Conglomerates – 0.9%
NWS Holdings Ltd	939,000	1,847,402
Information Technology Services – 0.2%
Paychex Inc	6,600	375,804
Insurance – 3.0%
Arthur J Gallagher & Co	25,000	1,431,250
Cincinnati Financial Corp	20,400	1,477,980
Great-West Lifeco Inc	5,700	154,523
Medibank Pvt Ltd	39,158	84,249
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,046	412,513
Principal Financial Group Inc	8,500	544,595
SCOR SE	5,594	221,739
Sony Financial Holdings Inc	15,900	270,608
Swiss Life Holding AG*	410	138,406
Swiss Re AG	8,382	766,412
Tryg A/S	13,039	285,246
UnipolSai Assicurazioni SpA	249,928	545,431
Zurich Insurance Group AG	161	46,876
		6,379,828
Leisure Products – 0.1%
Mattel Inc	14,100	303,573

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2017

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – (continued)
Machinery – 0.1%
Cummins Inc	.500	$81,110
SKF AB	6,281	127,318
		208,428
Marine – 1.0%
Kuehne + Nagel International AG	12,414	2,072,022
Media – 4.3%
Axel Springer SE	2,511	150,833
Eutelsat Communications SA	22,569	576,300
SES SA	125,800	2,948,684
Shaw Communications Inc	202,700	4,422,631
Singapore Press Holdings Ltd	501,900	1,177,809
		9,276,257
Multiline Retail – 0.7%
Kohl's Corp	31,000	1,198,770
Macy's Inc	4,700	109,228
Nordstrom Inc	1,300	62,179
Target Corp	1,100	57,519
		1,427,696
Multi-Utilities – 10.3%
Ameren Corp	35,900	1,962,653
CMS Energy Corp	22,200	1,026,750
Consolidated Edison Inc	111,400	9,003,348
DTE Energy Co	21,640	2,289,296
Public Service Enterprise Group Inc	23,900	1,027,939
SCANA Corp	33,600	2,251,536
Sempra Energy	17,500	1,973,125
WEC Energy Group Inc	45,851	2,814,334
		22,348,981
Oil, Gas & Consumable Fuels – 1.3%
Exxon Mobil Corp	10,000	807,300
Peyto Exploration & Development Corp	3,000	54,419
Valero Energy Corp	29,400	1,983,324
		2,845,043
Paper & Forest Products – 0%
Stora Enso OYJ	3,935	50,824
Pharmaceuticals – 2.3%
AstraZeneca PLC*	2,073	138,617
Merck & Co Inc	36,100	2,313,649
Novartis AG	7,535	627,262
Orion Oyj	12,720	812,014
Pfizer Inc	14,200	476,978
Roche Holding AG	186	47,383
Takeda Pharmaceutical Co Ltd	9,900	502,571
		4,918,474
Professional Services – 0%
Adecco Group AG	559	42,511
Randstad Holding NV	971	56,686
		99,197
Real Estate Management & Development – 5.7%
Daito Trust Construction Co Ltd	46,700	7,264,952
Hang Lung Properties Ltd	75,000	187,327
Henderson Land Development Co Ltd	6,600	36,816
Hysan Development Co Ltd	82,000	391,241
New World Development Co Ltd	506,000	642,287
Sino Land Co Ltd	82,000	134,440
Sun Hung Kai Properties Ltd	24,000	352,598
Swire Properties Ltd	697,400	2,300,191
Swiss Prime Site AG*	8,852	804,307

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – (continued)
Real Estate Management & Development – (continued)
Wharf Holdings Ltd	.30,000	$248,617
		12,362,776
Road & Rail – 1.1%
Aurizon Holdings Ltd	265,485	1,093,429
ComfortDelGro Corp Ltd	753,400	1,258,951
		2,352,380
Semiconductor & Semiconductor Equipment – 0%
Maxim Integrated Products Inc	2,000	89,800
Specialty Retail – 0.2%
Gap Inc	16,700	367,233
L Brands Inc	400	21,556
		388,789
Technology Hardware, Storage & Peripherals – 1.1%
Canon Inc	66,700	2,263,269
Seagate Technology PLC	1,400	54,250
		2,317,519
Textiles, Apparel & Luxury Goods – 1.5%
Coach Inc	1,700	80,478
Yue Yuen Industrial Holdings Ltd	752,500	3,122,886
		3,203,364
Tobacco – 5.4%
Altria Group Inc	19,000	1,414,930
Philip Morris International Inc	2,300	270,135
Reynolds American Inc	155,062	10,085,232
		11,770,297
Trading Companies & Distributors – 0.4%
ITOCHU Corp	61,500	912,711
Wireless Telecommunication Services – 2.6%
NTT DOCOMO Inc	145,800	3,438,214
Rogers Communications Inc	42,300	1,998,207
StarHub Ltd	132,700	262,238
		5,698,659
Total Common Stocks (cost $197,269,150)		213,396,883
Preferred Stocks – 0.1%
Media – 0.1%
ProSiebenSat.1 Media SE (cost $209,875)	4,703	196,786
Investment Companies – 1.5%
Investments Purchased with Cash Collateral from Securities Lending – 0.2%
Janus Cash Collateral Fund LLC, 0.8560%ºº,£	359,611	359,611
Money Markets – 1.3%
Janus Cash Liquidity Fund LLC, 0.9803%ºº,£	2,924,157	2,924,157
Total Investment Companies (cost $3,283,768)		3,283,768
Total Investments (total cost $200,762,793) – 100.4%		216,877,437
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(906,727)
Net Assets – 100%		$215,970,710

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2017

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments

June 30, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$118,031,360	54.4%
Hong Kong	36,917,314	17.0
Japan	24,483,248	11.3
Australia	8,484,195	3.9
Canada	7,929,681	3.7
Singapore	5,822,626	2.7
France	4,755,741	2.2
Switzerland	4,545,179	2.1
New Zealand	2,201,682	1.0
Finland	862,838	0.4
Germany	828,752	0.4
Italy	545,431	0.3
Spain	531,872	0.2
United Kingdom	439,817	0.2
Denmark	285,246	0.1
Sweden	155,769	0.1
Netherlands	56,686	0.0

Total	$216,877,437	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Income Managed Volatility Fund

Notes to Schedule of Investments and Other Information

MSCI World High Dividend Yield Index	MSCI World High Dividend Yield IndexSM reflects the performance of high dividend yield securities from global developed markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2017.

#	Loaned security; a portion of the security is on loan at June 30, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2017. Unless otherwise indicated, all information in the table is for the year ended June 30, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 6/30/17	Gain/(Loss)	Income	at 6/30/17

Janus Cash Collateral Fund LLC	865,710	47,509,201	(48,015,300)	359,611	$—	$36,036(1)	$359,611
Janus Cash Liquidity Fund LLC	4,326,909	130,171,324	(131,574,076)	2,924,157	—	18,398	2,924,157

Total					$—	$54,434	$3,283,768
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$213,396,883	$-	$-
Preferred Stocks	-	196,786	-
Investment Companies	-	3,283,768	-
Total Assets	$213,396,883	$3,480,554	$-

12	JUNE 30, 2017

Janus Henderson Global Income Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$200,762,793
Unaffiliated investments, at value(1)	213,593,669
Affiliated investments, at value	3,283,768
Cash	25,961
Non-interested Trustees' deferred compensation	3,843
Receivables:
Dividends	481,464
Fund shares sold	165,412
Foreign tax reclaims	52,449
Dividends from affiliates	3,608
Other assets	1,897
Total Assets	217,612,071
Liabilities:
Collateral for securities loaned (Note 2)	359,611
Payables:	—
Investments purchased	613,649
Fund shares repurchased	460,135
Advisory fees	64,264
Transfer agent fees and expenses	36,606
Professional fees	34,498
12b-1 Distribution and shareholder servicing fees	21,180
Non-interested Trustees' deferred compensation fees	3,843
Dividends	2,887
Fund administration fees	1,803
Non-interested Trustees' fees and expenses	1,184
Custodian fees	408
Accrued expenses and other payables	41,293
Total Liabilities	1,641,361
Net Assets	$215,970,710

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Income Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$203,876,062
Undistributed net investment income/(loss)	827,407
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(4,849,267)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	16,116,508
Total Net Assets	$215,970,710
Net Assets - Class A Shares	$13,424,769
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,003,716
Net Asset Value Per Share(2)	$13.38
Maximum Offering Price Per Share(3)	$14.20
Net Assets - Class C Shares	$20,449,542
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,539,345
Net Asset Value Per Share(2)	$13.28
Net Assets - Class D Shares	$49,826,063
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,734,236
Net Asset Value Per Share	$13.34
Net Assets - Class I Shares	$76,883,134
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,732,771
Net Asset Value Per Share	$13.41
Net Assets - Class S Shares	$369,578
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	27,681
Net Asset Value Per Share	$13.35
Net Assets - Class T Shares	$55,017,624
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,118,574
Net Asset Value Per Share	$13.36

(1) Includes $341,939 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	JUNE 30, 2017

Janus Henderson Global Income Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2017

Investment Income:
Dividends	$8,442,778
Affiliated securities lending income, net	36,036
Dividends from affiliates	18,398
Other income	94
Foreign tax withheld	(284,829)
Total Investment Income	8,212,477
Expenses:
Advisory fees	1,172,701
12b-1Distribution and shareholder servicing fees:
Class A Shares	69,644
Class C Shares	166,237
Class S Shares	865
Transfer agent administrative fees and expenses:
Class D Shares	66,607
Class S Shares	865
Class T Shares	146,919
Transfer agent networking and omnibus fees:
Class A Shares	27,764
Class C Shares	15,374
Class I Shares	44,553
Other transfer agent fees and expenses:
Class A Shares	3,510
Class C Shares	2,460
Class D Shares	18,301
Class I Shares	2,973
Class S Shares	11
Class T Shares	1,146
Registration fees	126,451
Shareholder reports expense	48,424
Professional fees	45,430
Fund administration fees	19,764
Custodian fees	17,236
Non-interested Trustees’ fees and expenses	6,557
Other expenses	27,166
Total Expenses	2,030,958
Less: Excess Expense Reimbursement	(399,607)
Net Expenses	1,631,351
Net Investment Income/(Loss)	6,581,126
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(4,642,067)
Total Net Realized Gain/(Loss) on Investments	(4,642,067)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	10,195,368
Total Change in Unrealized Net Appreciation/Depreciation	10,195,368
Net Increase/(Decrease) in Net Assets Resulting from Operations	$12,134,427

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Income Managed Volatility Fund

Statements of Changes in Net Assets

	Year ended June 30, 2017	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$6,581,126	$1,851,339
Net realized gain/(loss) on investments	(4,642,067)	(143,710)
Change in unrealized net appreciation/depreciation	10,195,368	6,102,470
Net Increase/(Decrease) in Net Assets Resulting from Operations	12,134,427	7,810,099
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(768,862)	(240,755)
Class C Shares	(355,834)	(76,970)
Class D Shares	(1,644,522)	(574,558)
Class I Shares	(1,699,974)	(266,119)
Class S Shares	(9,423)	(5,398)
Class T Shares	(1,702,908)	(346,275)
Total Dividends from Net Investment Income	(6,181,523)	(1,510,075)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(1,908)	(35,986)
Class C Shares	(872)	(20,542)
Class D Shares	(2,833)	(121,140)
Class I Shares	(2,464)	(38,577)
Class S Shares	(17)	(1,913)
Class T Shares	(3,297)	(47,481)
Total Distributions from Net Realized Gain from Investment Transactions	(11,391)	(265,639)
Net Decrease from Dividends and Distributions to Shareholders	(6,192,914)	(1,775,714)
Capital Share Transactions:
Class A Shares	(13,801,808)	23,605,557
Class C Shares	8,121,767	9,846,313
Class D Shares	(6,487,255)	45,554,636
Class I Shares	45,200,212	25,750,043
Class S Shares	40,652	130,212
Class T Shares	5,325,167	43,105,645
Net Increase/(Decrease) from Capital Share Transactions	38,398,735	147,992,406
Net Increase/(Decrease) in Net Assets	44,340,248	154,026,791
Net Assets:
Beginning of period	171,630,462	17,603,671
End of period	$215,970,710	$171,630,462

Undistributed Net Investment Income/(Loss)	$827,407	$374,404

See Notes to Financial Statements.

16	JUNE 30, 2017

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$12.84	$11.45	$12.95		$11.60	$10.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.32(1)	0.42(1)	0.33(1)		0.57(1)	0.35
Net realized and unrealized gain/(loss)	0.57	1.40	(1.08)		1.86	1.24
Total from Investment Operations	0.89	1.82	(0.75)		2.43	1.59
Less Dividends and Distributions:
Dividends (from net investment income)	(0.35)	(0.30)	(0.44)		(0.43)	(0.39)
Distributions (from capital gains)	—(2)	(0.13)	(0.31)		(0.65)	—
Total Dividends and Distributions	(0.35)	(0.43)	(0.75)		(1.08)	(0.39)
Net Asset Value, End of Period	$13.38	$12.84	$11.45		$12.95	$11.60
Total Return*	7.13%	16.28%	(5.79)%		21.79%	15.41%
Net Assets, End of Period (in thousands)	$13,425	$27,380	$2,816		$6,300	$1,625
Average Net Assets for the Period (in thousands)	$27,845	$8,512	$3,789		$4,861	$996
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	1.48%	1.90%		1.96%	2.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.83%	0.84%		0.81%	0.76%
Ratio of Net Investment Income/(Loss)	2.55%	3.47%	2.74%		4.62%	3.18%
Portfolio Turnover Rate	58%	41%	125%		51%	116%
				1

Class C Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.75	$11.39	$12.89	$11.56	$10.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.30(1)	0.33(1)	0.24(1)	0.45(1)	0.27
Net realized and unrealized gain/(loss)	0.50	1.38	(1.07)	1.87	1.22
Total from Investment Operations	0.80	1.71	(0.83)	2.32	1.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.22)	(0.36)	(0.34)	(0.30)
Distributions (from capital gains)	—(2)	(0.13)	(0.31)	(0.65)	—
Total Dividends and Distributions	(0.27)	(0.35)	(0.67)	(0.99)	(0.30)
Net Asset Value, End of Period	$13.28	$12.75	$11.39	$12.89	$11.56
Total Return*	6.36%	15.33%	(6.51)%	20.83%	14.50%
Net Assets, End of Period (in thousands)	$20,450	$11,529	$1,161	$999	$489
Average Net Assets for the Period (in thousands)	$16,659	$3,746	$1,136	$613	$793
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.78%	2.17%	2.72%	2.70%	3.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.61%	1.58%	1.61%	1.57%	1.51%
Ratio of Net Investment Income/(Loss)	2.39%	2.74%	2.03%	3.63%	2.26%
Portfolio Turnover Rate	58%	41%	125%	51%	116%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.80	$11.42	$12.92	$11.58	$10.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.40(1)	0.44(1)	0.35(1)	0.56(1)	0.42
Net realized and unrealized gain/(loss)	0.52	1.39	(1.07)	1.88	1.17
Total from Investment Operations	0.92	1.83	(0.72)	2.44	1.59
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.32)	(0.47)	(0.45)	(0.40)
Distributions (from capital gains)	—(2)	(0.13)	(0.31)	(0.65)	—
Total Dividends and Distributions	(0.38)	(0.45)	(0.78)	(1.10)	(0.40)
Net Asset Value, End of Period	$13.34	$12.80	$11.42	$12.92	$11.58
Total Return*	7.39%	16.43%	(5.62)%	21.92%	15.49%
Net Assets, End of Period (in thousands)	$49,826	$55,105	$7,265	$8,689	$4,706
Average Net Assets for the Period (in thousands)	$55,232	$19,737	$7,736	$6,297	$3,161
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	1.33%	1.89%	1.78%	2.57%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.65%	0.66%	0.66%	0.67%
Ratio of Net Investment Income/(Loss)	3.16%	3.60%	2.95%	4.51%	3.91%
Portfolio Turnover Rate	58%	41%	125%	51%	116%

Class I Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.87	$11.47	$12.97	$11.62	$10.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.46(1)	0.45(1)	0.37(1)	0.56(1)	0.46
Net realized and unrealized gain/(loss)	0.47	1.41	(1.08)	1.90	1.15
Total from Investment Operations	0.93	1.86	(0.71)	2.46	1.61
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.33)	(0.48)	(0.46)	(0.41)
Distributions (from capital gains)	—(2)	(0.13)	(0.31)	(0.65)	—
Total Dividends and Distributions	(0.39)	(0.46)	(0.79)	(1.11)	(0.41)
Net Asset Value, End of Period	$13.41	$12.87	$11.47	$12.97	$11.62
Total Return*	7.42%	16.61%	(5.49)%	22.09%	15.66%
Net Assets, End of Period (in thousands)	$76,883	$29,592	$2,596	$1,995	$1,571
Average Net Assets for the Period (in thousands)	$53,486	$8,765	$2,369	$1,855	$1,927
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	1.18%	1.65%	1.67%	2.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.58%	0.54%	0.52%	0.51%
Ratio of Net Investment Income/(Loss)	3.59%	3.72%	3.12%	4.54%	3.63%
Portfolio Turnover Rate	58%	41%	125%	51%	116%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	JUNE 30, 2017

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class S Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.81	$11.43	$12.93	$11.58	$10.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.38(1)	0.37(1)	0.31(1)	0.46(1)	0.43
Net realized and unrealized gain/(loss)	0.51	1.45	(1.07)	1.98	1.15
Total from Investment Operations	0.89	1.82	(0.76)	2.44	1.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.35)	(0.31)	(0.43)	(0.44)	(0.39)
Distributions (from capital gains)	—(2)	(0.13)	(0.31)	(0.65)	—
Total Dividends and Distributions	(0.35)	(0.44)	(0.74)	(1.09)	(0.39)
Net Asset Value, End of Period	$13.35	$12.81	$11.43	$12.93	$11.58
Total Return*	7.09%	16.32%	(5.93)%	21.99%	15.40%
Net Assets, End of Period (in thousands)	$370	$316	$163	$174	$286
Average Net Assets for the Period (in thousands)	$344	$204	$166	$199	$726
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.79%	2.10%	2.13%	2.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.77%	1.00%	0.77%	0.86%
Ratio of Net Investment Income/(Loss)	2.97%	3.06%	2.62%	3.72%	2.86%
Portfolio Turnover Rate	58%	41%	125%	51%	116%

Class T Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.82	$11.44	$12.94	$11.60	$10.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.39(1)	0.45(1)	0.35(1)	0.55(1)	0.46
Net realized and unrealized gain/(loss)	0.52	1.38	(1.08)	1.88	1.14
Total from Investment Operations	0.91	1.83	(0.73)	2.43	1.60
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.32)	(0.46)	(0.44)	(0.40)
Distributions (from capital gains)	—(2)	(0.13)	(0.31)	(0.65)	—
Total Dividends and Distributions	(0.37)	(0.45)	(0.77)	(1.09)	(0.40)
Net Asset Value, End of Period	$13.36	$12.82	$11.44	$12.94	$11.60
Total Return*	7.28%	16.33%	(5.70)%	21.84%	15.55%
Net Assets, End of Period (in thousands)	$55,018	$47,708	$3,603	$2,200	$615
Average Net Assets for the Period (in thousands)	$58,466	$11,120	$3,147	$855	$1,249
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	1.31%	1.87%	1.83%	2.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.75%	0.76%	0.71%	0.69%
Ratio of Net Investment Income/(Loss)	3.08%	3.68%	2.96%	4.49%	3.27%
Portfolio Turnover Rate	58%	41%	125%	51%	116%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Income Managed Volatility Fund (formerly named INTECH Global Income Managed Volatility Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60

20	JUNE 30, 2017

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

Financial assets of $57,809,442 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Janus Investment Fund	21

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed monthly and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

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Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal

Janus Investment Fund	23

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$341,939	$—	$(341,939)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

24	JUNE 30, 2017

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $341,939 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2017 is $359,611, resulting in the net amount due to the counterparty of $17,672.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

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Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.50% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

26	JUNE 30, 2017

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,736 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Janus Investment Fund	27

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2017, Janus Distributors retained upfront sales charges of $21,631.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $5,948.

As of June 30, 2017, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class S Shares	47	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 875,071	$ -	$ (4,453,617)	$ -	$ -	$ (1,979)	$ 15,675,173

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

28	JUNE 30, 2017

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

Capital Loss Carryover Schedule
For the year ended June 30, 2017
No Expiration
Short-Term	Accumulated Capital Losses
$ (4,453,617)	$ (4,453,617)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 201,202,264	$18,935,084	$ (3,259,911)	$ 15,675,173

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 6,181,536	$ 11,378	$ -	$ -

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,510,075	$ 265,639	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 53,400	$ (53,400)

Janus Investment Fund	29

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,055,709	$ 26,257,820	2,158,209	$26,893,110
Reinvested dividends and distributions	60,101	758,779	22,508	276,634
Shares repurchased	(3,245,177)	(40,818,407)	(293,569)	(3,564,187)
Net Increase/(Decrease)	(1,129,367)	$(13,801,808)	1,887,148	$23,605,557
Class C Shares:
Shares sold	951,768	$ 12,106,681	1,028,622	$12,683,048
Reinvested dividends and distributions	27,453	348,329	7,052	85,609
Shares repurchased	(343,815)	(4,333,243)	(233,632)	(2,922,344)
Net Increase/(Decrease)	635,406	$ 8,121,767	802,042	$ 9,846,313
Class D Shares:
Shares sold	2,365,414	$ 30,158,339	4,575,397	$56,832,685
Reinvested dividends and distributions	127,773	1,623,406	54,399	665,204
Shares repurchased	(3,062,602)	(38,269,000)	(962,183)	(11,943,253)
Net Increase/(Decrease)	(569,415)	$ (6,487,255)	3,667,613	$45,554,636
Class I Shares:
Shares sold	6,802,780	$ 87,444,640	2,291,111	$28,481,961
Reinvested dividends and distributions	130,816	1,682,179	23,575	291,154
Shares repurchased	(3,500,599)	(43,926,607)	(241,156)	(3,023,072)
Net Increase/(Decrease)	3,432,997	$ 45,200,212	2,073,530	$25,750,043
Class S Shares:
Shares sold	5,156	$ 67,445	13,428	$ 168,151
Reinvested dividends and distributions	741	9,440	610	7,311
Shares repurchased	(2,899)	(36,233)	(3,636)	(45,250)
Net Increase/(Decrease)	2,998	$ 40,652	10,402	$ 130,212
Class T Shares:
Shares sold	4,406,926	$ 56,112,252	4,226,424	$52,898,744
Reinvested dividends and distributions	134,180	1,706,029	31,787	393,645
Shares repurchased	(4,144,483)	(52,493,114)	(851,173)	(10,186,744)
Net Increase/(Decrease)	396,623	$ 5,325,167	3,407,038	$43,105,645

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$164,612,632	$ 120,781,641	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the

30	JUNE 30, 2017

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. In addition, the consummation of the Merger may have been deemed to cause an assignment of the investment sub-advisory agreement between Janus Capital and INTECH Investment Management LLC (“INTECH”) on behalf of the Fund in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement and investment sub-advisory agreement to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment sub-advisory agreement between Janus Capital and INTECH on behalf of the Fund (the “Post-Merger Sub-Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory and Sub-Advisory Agreements

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, each of which took effect upon consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

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Notes to Financial Statements

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Income Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson Global Income Managed Volatility Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Henderson Global Income Managed Volatility Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 15, 2017

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

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Additional Information (unaudited)

nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

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Additional Information (unaudited)

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

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Additional Information (unaudited)

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

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• the terms of each New Shell Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2017, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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Additional Information (unaudited)

reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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Additional Information (unaudited)

reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
208,582,474.740	112,421,040.368	3,921,707.501	7,929,213.245	31,033,579.680	155,305,540.793

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
53.898	1.880	3.801	14.878	74.458	72.387	2.525	5.106	19.982	100.000

2A. To approve a new sub-advisory agreement between the Adviser and INTECH Investment Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
208,582,474.740	111,824,881.428	4,094,106.040	8,352,973.802	31,033,579.560	155,305,540.793

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
53.612	1.963	4.005	14.878	74.458	72.003	2.636	5.378	19.982	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
208,582,474.740	105,031,250.665	9,679,741.072	9,560,920.616	31,033,628.440	155,305,540.793

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
50.355	4.641	4.584	14.878	74.458	67.629	6.233	6.156	19.982	100.000

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2017:

Capital Gain Distributions	$11,378
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); and Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and

Janus Investment Fund	71

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

Director of The Janus Foundation (2012-2017).
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

72	JUNE 30, 2017

Janus Henderson Global Income Managed Volatility Fund

Notes

NotesPage1

Janus Investment Fund	73

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93013 08-17

ANNUAL REPORT June 30, 2017

Janus Henderson Global Unconstrained Bond Fund (formerly named Janus Global Unconstrained Bond Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Unconstrained Bond Fund

Janus Henderson Global Unconstrained Bond Fund (unaudited)

FUND SNAPSHOT

This “unconstrained” Fund has the flexibility to invest across global fixed income markets and is not managed to be compared to any specific index. The Fund has significant latitude to act on high-conviction ideas and seeks to achieve positive absolute returns in a variety of market environments.

PERFORMANCE OVERVIEW

For the 12-month period ending June 30, 2017, Janus Henderson Global Unconstrained Bond Fund’s Class I Shares returned 3.79%, compared with a 0.85% return for the Fund’s benchmark, the 3-Month USD London Interbank Offered Rate (LIBOR).

MARKET ENVIRONMENT

The gyrations in global fixed income markets during the period largely reflected investor views on broad economic growth as well as the prospects for specific asset classes. U.S. Treasurys initially hinted at continued tepid growth within the U.S. as yields were mired below 2.00% for much of the early part of the period. This was despite the Federal Reserve (Fed) telegraphing its desire to raise interest rates at least once in 2016, which it did at its December meeting. What lifted the 10-year out of its range were the results of the U.S. presidential election. Over the next few months yields on 10-year Treasurys reached as high as 2.63% as investors priced in the expectation that the new administration and a Republican-led Congress would push through a pro-growth agenda. Softening data during the spring along with legislative delays forced the market to reassess its optimism. This was reflected in 10-year yields dipping, ultimately finishing the period at 2.30% despite two additional rate hikes. The expectations for higher interest rates were more evident in 2-year notes, which tend to be more sensitive to moves by the Fed. The yield on the 2-year rose roughly 80 basis points (bps) over the period, to 1.38%.

Within riskier segments of the market, the pro-growth bias was largely consistent over the period. Spreads on investment-grade corporate credit narrowed 47 bps to 109 bps. Optimism was even more pronounced in high-yield corporates as their spreads narrowed 230 bps to 364 bps by period end. Global stocks also rallied with several U.S. indices reaching record highs, as did the benchmark for German blue chips. Despite a brief sell-off in emerging market stocks after the U.S. election – as investors worried about a retreat from globalization – shares in developing markets began their own rally. Also showing the prospects for economic growth outside the U.S. was the yield on 10-year German Bunds returning to positive territory early in the period. While yields fell as investors sought safety during closely-watched elections in France and the Netherlands, Bunds sold off aggressively during the period’s closing days as European Central Bank (ECB) President Mario Draghi hinted that a curtailment of highly accommodative monetary policy may be closer than investors anticipated.

After initially rising relative to many of its developed market peers, the U.S. dollar retreated over much of the period’s final months as investors dialed back their expectations of the cadence of interest rate hikes. Ultimately, the dollar, as measured by a widely followed index based on six currencies, finished slightly down for the year.

PERFORMANCE DISCUSSION

For the period, the Fund outperformed its benchmark, the 3-Month USD LIBOR. The strategy seeks to provide long-term positive returns through various market environments by managing portfolio duration, credit risk and volatility. The Fund seeks to limit potential downside and avoid areas of the market where we see disproportionate risk.

The core of the portfolio is comprised of shorter-duration, cash-based fixed income securities. We believe that higher-yielding corporate credits with durations under three years represent an attractive source of income that is often overlooked by the market. Several facets of the portfolio’s cash-based core generated positive returns during the period. Among the top performers was the portfolio’s positioning in corporate credits, which benefited from a significant narrowing of spreads. Also contributing was our exposure to collateralized mortgage obligations (CMO) and asset-backed securities (ABS). Within government securities, positions in U.S. Treasurys,

Janus Investment Fund	1

Janus Henderson Global Unconstrained Bond Fund (unaudited)

Argentinian bonds and inflation-linked Mexican debt all netted positive returns.

Complementing the Fund’s cash-based core, we employ a series of strategies we refer to as Structural Alpha, which are designed to generate excess returns by judiciously utilizing instruments, including options, futures, swaps and other derivatives. A key component of Structural Alpha is the selling of volatility on a range of asset classes as we believe the market tends to overpay for protection against price movements. Several components of our Structural Alpha strategy performed well during the period. Volatility sales on equities and commodities generated positive returns as did certain components of our volatility sales on interest rates. Volatility sales in U.S. rates contributed to performance. However, the Fund’s exposure to Bunds resulted in a loss. The Fund was positioned for German rates to stay largely range-bound, with a bias toward rising during the two rounds of France’s presidential elections. Bunds, however, rallied during much of the spring. Our broader view that valuations across much of the fixed income universe were rich caused us to enter certain hedging positions aimed at protecting the portfolio from a potential sell-off in corporate credit. As spreads narrowed for much of the period, these hedges – manifested through credit default swaps on corporate credit indices – weighed on returns.

The Fund makes extensive use of derivatives as a component of its Structural Alpha strategy. These derivatives are utilized with the aim of generating returns in addition to those attributed to our core fixed income allocation. Management has discretion to tactically use each of these derivatives to access trades and as hedging instruments. During the period, the Fund used options, futures, options on futures, credit default swaps (CDS), other swaps and forward exchange contracts. Options and futures, in part, are utilized as part of a strategy to capture yield by selling volatility across a range of asset classes. CDS are used as a strategy to generate yield by selling default protection on an underlying asset. Forward exchange contracts are used, in part, to hedge our currency exposure and as a strategy for capitalizing on potential dislocations in the foreign currency market. For the period, the derivatives impact on performance was positive.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Thank you for your investment in the Janus Henderson Global Unconstrained Bond Fund.

2	JUNE 30, 2017

Janus Henderson Global Unconstrained Bond Fund (unaudited)

Fund At A Glance

June 30, 2017

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	0.98%	0.98%
Class A Shares MOP	0.93%	0.93%
Class C Shares**	0.23%	0.23%
Class D Shares	1.00%	1.00%
Class I Shares	1.23%	1.23%
Class N Shares	1.27%	1.27%
Class R Shares	0.53%	0.53%
Class S Shares	0.78%	0.78%
Class T Shares	1.03%	1.03%
Weighted Average Maturity		1.1 Years
Average Effective Duration***		1.1 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AA	6.4%
A	7.5%
BBB	51.8%
BB	19.5%
B	5.4%
CCC	0.9%
D	1.4%
Not Rated	3.2%
Other	3.9%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	83.4%
Commercial Paper	7.3%
Asset-Backed/Commercial Mortgage-Backed Securities	6.2%
Foreign Government Bonds	4.1%
Investment Companies	1.9%
Exchange-Traded Purchased Options – Calls	0.0%
Exchange-Traded Purchased Options – Puts	0.0%
OTC Purchased Credit Default Swaptions – Sell Protection	0.0%
OTC Purchased Credit Default Swaptions – Buy Protection	0.0%
Other	(2.9)%
100.0%

Emerging markets comprised 5.9% of total net assets.

Janus Investment Fund	3

Janus Henderson Global Unconstrained Bond Fund (unaudited)

Performance

See important disclosures on the next page.

			Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2017			per the October 28, 2016 prospectuses
	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	3.51%	1.40%	1.02%	1.02%
Class A Shares at MOP	-1.37%	-0.19%
Class C Shares at NAV	2.75%	0.66%	1.80%	1.80%
Class C Shares at CDSC	1.76%	0.66%
Class D Shares(1)	3.55%	1.43%	1.02%	1.00%
Class I Shares	3.79%	1.66%	0.76%	0.76%
Class N Shares	3.82%	1.68%	0.74%	0.74%
Class R Shares	3.05%	0.95%	1.48%	1.48%
Class S Shares	3.24%	1.17%	1.24%	1.24%
Class T Shares	3.58%	1.42%	0.99%	0.99%
3-Month USD LIBOR	0.85%	0.49%
Morningstar Quartile - Class I Shares	4th	3rd
Morningstar Ranking - based on total returns for Nontraditional Bond Funds	278/365	155/277

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2017.

4	JUNE 30, 2017

Janus Henderson Global Unconstrained Bond Fund (unaudited)

Performance

The expense ratios shown are estimated.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class R Shares commenced operations on February 6, 2015. Performance shown for periods prior to February 6, 2015, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class R Shares, without the effect of any applicable fee and expense limitations or waivers.

If Class R Shares of the Fund had been available during periods prior to February 6, 2015, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

* The Fund’s inception date – May 27, 2014

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Global Unconstrained Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Net Annualized Expense Ratio (1/1/17 - 6/30/17)
Class A Shares	$1,000.00	$1,016.70	$5.10	$1,000.00	$1,019.74	$5.11	1.02%
Class C Shares	$1,000.00	$1,012.90	$8.78	$1,000.00	$1,016.07	$8.80	1.76%
Class D Shares	$1,000.00	$1,016.70	$5.05	$1,000.00	$1,019.79	$5.06	1.01%
Class I Shares	$1,000.00	$1,018.00	$3.75	$1,000.00	$1,021.08	$3.76	0.75%
Class N Shares	$1,000.00	$1,018.20	$3.55	$1,000.00	$1,021.27	$3.56	0.71%
Class R Shares	$1,000.00	$1,014.50	$7.34	$1,000.00	$1,017.50	$7.35	1.47%
Class S Shares	$1,000.00	$1,014.80	$5.94	$1,000.00	$1,018.89	$5.96	1.19%
Class T Shares	$1,000.00	$1,017.00	$4.75	$1,000.00	$1,020.08	$4.76	0.95%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2017

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2017

Shares/Principal/ Contract Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 6.2%
Alternative Loan Trust 2003-4CB, 5.7500%, 4/25/33	$13,455,292	$13,455,805
Alternative Loan Trust 2006-14CB, 6.0000%, 6/25/36	895,881	777,834
Alternative Loan Trust 2006-45T1, 5.5000%, 2/25/37	679,997	500,637
Alternative Loan Trust 2006-45T1, 6.0000%, 2/25/37	3,177,121	2,462,804
Alternative Loan Trust 2006-4CB, 5.5000%, 4/25/36	1,539,394	1,457,964
Alternative Loan Trust 2006-5T2, 6.0000%, 4/25/36	2,121,669	1,638,530
Alternative Loan Trust 2007-22, 5.8839%, 9/25/37‡,¤	6,374,797	2,049,625
Alternative Loan Trust 2007-9T1, 5.5000%, 5/25/22	256,792	187,233
Banc of America Alternative Loan Trust 2005-9, 6.0000%, 10/25/35	5,004,297	4,056,952
Banc of America Funding 2005-5 Trust, 5.5000%, 9/25/35	440,349	434,130
Banc of America Funding 2006-7 Trust, 6.0000%, 9/25/36‡	1,204,418	1,122,345
Banc of America Funding 2007-2 Trust, 4.8768%, 3/25/37‡	1,305,898	1,287,432
Banc of America Mortgage 2007-1 Trust, 5.7500%, 1/25/37	30,699	28,645
Bear Stearns ALT-A Trust 2005-4, 3.3929%, 5/25/35‡	2,584,907	2,198,245
CHL Mortgage Pass-Through Trust 2006-13, 6.2500%, 9/25/36	2,548,638	2,173,809
Credit-Based Asset Servicing & Securitization LLC, 5.0620%, 9/25/32Ç	124,082	120,487
CSMC Mortgage-Backed Trust 2006-9, 6.0000%, 11/25/36	8,610,409	8,163,249
Equity One Mortgage Pass-Through Trust 2003-4, 4.7412%, 10/25/34Ç	228,424	219,366
Fannie Mae REMICS, 5.3839%, 6/25/38‡,¤	19,067,797	1,630,876
Fannie Mae REMICS, 4.4839%, 2/25/39‡,¤	2,396,933	281,141
Fannie Mae REMICS, 4.7839%, 3/25/39‡,¤	28,251,096	2,696,714
Fannie Mae REMICS, 4.8339%, 5/25/39‡,¤	20,353,023	1,905,397
Fannie Mae REMICS, 5.3339%, 5/25/39‡,¤	32,504,119	3,301,369
Fannie Mae REMICS, 4.9339%, 3/25/40‡,¤	11,574,929	1,437,054
Fannie Mae REMICS, 3.5339%, 5/25/40‡,¤	42,588,131	4,286,444
Fannie Mae REMICS, 4.5539%, 6/25/40‡,¤	1,963,909	294,960
Fannie Mae REMICS, 5.3339%, 7/25/42‡,¤	12,017,843	2,213,962
Fannie Mae REMICS, 4.9339%, 11/25/42‡,¤	11,225,352	2,306,070
Fannie Mae REMICS, 4.9339%, 7/25/43‡,¤	24,198,181	3,406,932
Fannie Mae REMICS, 4.3839%, 5/25/45‡,¤	32,664,965	5,129,896
First Horizon Mortgage Pass-Through Trust 2004-7, 5.5000%, 1/25/35	85,605	87,374
Freddie Mac REMICS, 5.3411%, 8/15/35‡,¤	6,555,345	1,085,751
Freddie Mac REMICS, 4.8911%, 4/15/39‡,¤	12,410,165	1,175,882
Freddie Mac REMICS, 4.8911%, 5/15/39‡,¤	10,704,577	1,055,226
Freddie Mac REMICS, 5.4911%, 11/15/40‡,¤	15,843,565	1,802,201
Freddie Mac REMICS, 5.3911%, 3/15/41‡,¤	662,540	84,888
Freddie Mac REMICS, 5.3911%, 5/15/42‡,¤	7,009,141	1,213,029
Freddie Mac REMICS, 4.9911%, 12/15/44‡,¤	14,892,260	3,026,337
Government National Mortgage Association, 3.5000%, 12/20/39¤	20,287,250	1,365,174
Government National Mortgage Association, 5.3878%, 12/20/39‡,¤	10,663,528	1,287,965
Government National Mortgage Association, 4.9378%, 4/20/43‡,¤	499,909	72,788
Government National Mortgage Association, 4.4378%, 10/20/45‡,¤	8,328,389	1,217,456
GSR Mortgage Loan Trust 2005-9F, 6.0000%, 1/25/36	729,032	618,350
GSR Mortgage Loan Trust 2006-7F, 6.2500%, 8/25/36	818,048	578,236
IndyMac INDA Mortgage Loan Trust 2006-AR1, 3.1770%, 8/25/36‡	1,114,498	1,056,709
JP Morgan Mortgage Trust 2005-S3, 5.5000%, 1/25/36	1,889,685	1,655,136
JP Morgan Mortgage Trust 2005-S3, 5.7500%, 1/25/36	3,391,532	2,866,947
JP Morgan Mortgage Trust 2007-S1, 6.0000%, 3/25/37	1,794,194	1,473,208
MASTR Alternative Loan Trust 2004-6, 6.0000%, 7/25/34	6,067,694	6,084,586
Morgan Stanley Mortgage Loan Trust 2006-11, 6.0000%, 8/25/36	4,979,506	4,577,871
Morgan Stanley Mortgage Loan Trust 2006-17XS, 5.5771%, 10/25/46Ç	1,626,630	808,432
Morgan Stanley Mortgage Loan Trust 2006-2, 5.2500%, 2/25/21	508,152	491,138
NACC Reperforming Loan REMIC Trust 2004-R1, 7.5000%, 3/25/34 (144A)	233,604	226,927
Ownit Mortgage Loan Trust Series 2006-2, 5.6329%, 1/25/37Ç	350,197	349,794
Reperforming Loan REMIC Trust 2004-R1, 6.5000%, 11/25/34 (144A)	147,631	146,119
Residential Asset Securitization Trust 2005-A15, 6.0000%, 2/25/36	744,385	579,820
Residential Asset Securitization Trust 2007-A1, 6.0000%, 3/25/37	5,147,680	3,412,228
RFMSI Series 2006-S10 Trust, 5.5000%, 10/25/21	1,835,551	1,821,333
Structured Asset Securities Corp Trust 2005-14, 1.5161%, 7/25/35‡	1,030,761	821,661

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2017

Shares/Principal/ Contract Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
WaMu Mortgage Pass-Through Certificates Series 2006-AR6 Trust,
3.0308%, 8/25/36‡	$2,096,738	$1,997,233
WaMu Mortgage Pass-Through Certificates Series 2007-HY5 Trust,
2.8335%, 5/25/37‡	6,694,589	6,084,252
Wells Fargo Mortgage Backed Securities 2007-8 Trust, 6.0000%, 7/25/37	2,787,759	2,018,972
Wells Fargo Mortgage Loan 2010-RR2 Trust, 5.5000%, 4/27/35 (144A)	9,386,056	9,306,047
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $138,763,900)		131,674,977
Corporate Bonds – 83.4%
Banking – 24.7%
ABN AMRO Bank NV, 1.7984%, 1/18/19 (144A)‡	4,102,000	4,117,255
ABN AMRO Bank NV, 2.1000%, 1/18/19 (144A)	16,436,000	16,461,689
AIG Global Funding, 1.7807%, 7/2/20 (144A)‡	5,901,000	5,907,963
Ally Financial Inc, 3.2500%, 9/29/17	8,792,000	8,819,255
Ally Financial Inc, 6.2500%, 12/1/17	13,778,000	14,016,359
Ally Financial Inc, 3.2500%, 2/13/18†	78,804,000	79,296,525
Ally Financial Inc, 3.6000%, 5/21/18†	66,428,000	67,258,350
Ally Financial Inc, 4.7500%, 9/10/18	6,714,000	6,898,635
Ally Financial Inc, 3.2500%, 11/5/18	2,944,000	2,979,917
Ally Financial Inc, 8.0000%, 12/31/18	5,790,000	6,245,962
Bank of America Corp, 1.7987%, 8/25/17‡	3,696,000	3,698,377
Bank of America Corp, 6.0000%, 9/1/17	2,850,000	2,869,611
Bank of America Corp, 6.8750%, 4/25/18	14,700,000	15,297,364
Bank of America Corp, 5.6500%, 5/1/18†	54,331,000	56,037,645
Barclays Bank PLC, 6.0500%, 12/4/17 (144A)	11,307,000	11,501,175
Barclays PLC, 2.0000%, 3/16/18	2,072,000	2,074,107
Bear Stearns Cos LLC, 7.2500%, 2/1/18	4,156,000	4,286,403
Capital One NA/Mclean VA, 1.5000%, 9/5/17	550,000	550,050
Capital One NA/Mclean VA, 1.6500%, 2/5/18	10,008,000	10,004,017
Citigroup Inc, 1.8500%, 11/24/17	3,698,000	3,703,858
Citigroup Inc, 1.8920%, 11/24/17‡	941,000	942,815
Citigroup Inc, 1.7000%, 4/27/18	14,724,000	14,709,364
Citigroup Inc, 1.7500%, 5/1/18	5,000,000	4,997,835
Citigroup Inc, 6.1250%, 5/15/18	5,151,000	5,341,067
Deutsche Bank AG/London, 1.8618%, 2/13/18‡	75,000	74,928
Deutsche Bank AG/London, 1.8750%, 2/13/18	1,203,000	1,202,664
Goldman Sachs Group Inc, 2.3750%, 1/22/18	1,818,000	1,826,085
Goldman Sachs Group Inc, 6.1500%, 4/1/18	16,444,000	16,971,820
Goldman Sachs Group Inc, 2.3718%, 4/30/18‡	1,056,000	1,064,047
HSBC Bank USA NA/New York NY, 6.0000%, 8/9/17	2,205,000	2,214,043
HSBC USA Inc, 1.5000%, 11/13/17	10,978,000	10,972,478
Intesa Sanpaolo SpA, 3.8750%, 1/16/18	1,800,000	1,816,666
JPMorgan Chase Bank NA, 1.7302%, 9/21/18‡	4,746,000	4,760,608
Lloyds Banking Group PLC, 3.1000%, 7/6/21	800,000	812,535
Morgan Stanley, 6.2500%, 8/28/17	4,410,000	4,440,694
Morgan Stanley, 5.9500%, 12/28/17	11,544,000	11,779,728
Morgan Stanley, 1.8898%, 1/5/18‡	1,300,000	1,303,763
Morgan Stanley, 6.6250%, 4/1/18†	27,157,000	28,121,535
Morgan Stanley, 2.1250%, 4/25/18	3,500,000	3,511,571
Morgan Stanley, 2.4362%, 4/25/18‡	2,302,000	2,322,048
Morgan Stanley, 2.2000%, 12/7/18	4,527,000	4,549,694
Morgan Stanley, 1.8932%, 7/23/19‡	215,000	216,516
Sumitomo Mitsui Banking Corp, 1.5000%, 1/18/18	1,152,000	1,151,941
Sumitomo Mitsui Banking Corp, 1.8284%, 10/19/18‡	11,964,000	11,995,334
SunTrust Banks Inc, 2.3500%, 11/1/18	2,000,000	2,011,992
Toronto-Dominion Bank, 1.6250%, 3/13/18†	54,858,000	54,920,922
UBS AG/Stamford CT, 1.3750%, 8/14/17	1,100,000	1,099,999
Wells Fargo & Co, 1.4790%, 9/8/17‡	1,098,600	1,099,003
Wells Fargo Bank NA, 1.7696%, 9/7/17‡	4,159,000	4,162,535
		522,418,747

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2017

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2017

Shares/Principal/ Contract Amounts		Value
Corporate Bonds – (continued)
Basic Industry – 2.9%
CF Industries Inc, 6.8750%, 5/1/18	$12,890,000	$13,389,487
EI du Pont de Nemours & Co, 1.6996%, 5/1/20‡	4,291,000	4,316,793
Freeport-McMoRan Inc, 2.3000%, 11/14/17	1,371,000	1,367,572
Freeport-McMoRan Inc, 2.3750%, 3/15/18	10,065,000	10,014,675
International Paper Co, 7.9500%, 6/15/18	5,195,000	5,492,720
Monsanto Co, 5.1250%, 4/15/18	3,305,000	3,389,426
Packaging Corp of America, 6.5000%, 3/15/18	4,712,000	4,849,246
Potash Corp of Saskatchewan Inc, 3.2500%, 12/1/17	17,917,000	18,027,422
		60,847,341
Capital Goods – 2.7%
CNH Industrial Capital LLC, 3.6250%, 4/15/18	8,225,000	8,297,380
CNH Industrial Capital LLC, 3.8750%, 7/16/18	4,472,000	4,545,788
Pentair Finance SA, 1.8750%, 9/15/17	1,796,000	1,796,708
Stanley Black & Decker Inc, 2.4510%, 11/17/18†	7,846,000	7,922,624
Textron Inc, 5.6000%, 12/1/17†	12,851,000	13,054,149
United Technologies Corp, 1.7780%, 5/4/18Ç	21,514,000	21,542,054
		57,158,703
Communications – 1.9%
AT&T Inc, 1.4000%, 12/1/17	6,106,000	6,101,005
AT&T Inc, 5.5000%, 2/1/18	6,119,000	6,250,540
AT&T Inc, 5.6000%, 5/15/18	1,456,000	1,503,123
AT&T Inc, 2.3750%, 11/27/18	4,906,000	4,940,072
Cablevision Systems Corp, 8.6250%, 9/15/17	8,058,000	8,158,725
DISH DBS Corp, 4.2500%, 4/1/18	6,468,000	6,550,920
Vodafone Group PLC, 1.5000%, 2/19/18	2,438,000	2,437,464
Vodafone Group PLC, 4.6250%, 7/15/18	4,694,000	4,827,272
		40,769,121
Consumer Cyclical – 22.5%
Best Buy Co Inc, 5.0000%, 8/1/18	8,676,000	8,958,126
Daimler Finance North America LLC, 1.3750%, 8/1/17 (144A)	1,125,000	1,125,011
Daimler Finance North America LLC, 1.8750%, 1/11/18 (144A)	5,895,000	5,902,003
Daimler Finance North America LLC, 1.8750%, 1/11/18	705,000	705,838
Daimler Finance North America LLC, 2.3750%, 8/1/18	2,105,000	2,118,474
Dillard's Inc, 6.6250%, 1/15/18	3,578,000	3,651,099
Dillard's Inc, 7.1300%, 8/1/18	6,668,000	6,977,855
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
10.5000%, 7/1/19 (144A)†	12,512,000	12,167,920
Ford Motor Credit Co LLC, 6.6250%, 8/15/17†	17,852,000	17,949,829
Ford Motor Credit Co LLC, 1.6840%, 9/8/17	13,508,000	13,511,404
Ford Motor Credit Co LLC, 1.7390%, 9/8/17†,‡	39,607,000	39,618,842
Ford Motor Credit Co LLC, 1.7240%, 12/6/17†	23,116,000	23,117,919
Ford Motor Credit Co LLC, 1.7925%, 12/6/17†,‡	23,195,000	23,214,020
Ford Motor Credit Co LLC, 2.0954%, 1/9/18‡	5,000,000	5,015,360
Ford Motor Credit Co LLC, 2.1450%, 1/9/18	21,113,083	21,185,121
Ford Motor Credit Co LLC, 2.3750%, 1/16/18	13,974,000	14,018,256
Ford Motor Credit Co LLC, 5.0000%, 5/15/18†	79,623,000	81,661,110
Ford Motor Credit Co LLC, 2.2400%, 6/15/18	35,532,000	35,618,840
Ford Motor Credit Co LLC, 2.8750%, 10/1/18	1,616,000	1,632,065
Ford Motor Credit Co LLC, 2.5510%, 10/5/18	21,569,000	21,711,506
Ford Motor Credit Co LLC, 2.9430%, 1/8/19	1,044,000	1,057,450
General Motors Financial Co Inc, 2.6250%, 7/10/17	16,635,000	16,636,663
General Motors Financial Co Inc, 4.7500%, 8/15/17†	38,159,000	38,289,122
General Motors Financial Co Inc, 3.0000%, 9/25/17	7,378,000	7,398,592
General Motors Financial Co Inc, 2.4000%, 4/10/18	9,914,000	9,951,227
General Motors Financial Co Inc, 3.2500%, 5/15/18†	27,706,000	28,031,158
Harley-Davidson Financial Services Inc, 1.5500%, 11/17/17 (144A)	813,000	813,046
Harley-Davidson Funding Corp, 6.8000%, 6/15/18 (144A)	310,000	324,749
Hyundai Capital America, 2.8750%, 8/9/18	748,000	754,152
Hyundai Capital America, 2.4000%, 10/30/18	700,000	701,482

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2017

Shares/Principal/ Contract Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Lennar Corp, 4.7500%, 12/15/17	$723,000	$728,423
Lennar Corp, 4.5000%, 11/15/19	299,000	310,213
Macy's Retail Holdings Inc, 9.5000%, 4/15/21	60,200	63,723
Meritage Homes Corp, 4.5000%, 3/1/18	3,907,000	3,936,302
Toll Brothers Finance Corp, 8.9100%, 10/15/17	10,689,000	10,876,057
Volkswagen Group of America Finance LLC, 1.6000%, 11/20/17 (144A)	4,522,000	4,518,744
Volkswagen Group of America Finance LLC, 1.6500%, 5/22/18 (144A)	2,150,000	2,147,902
Volkswagen International Finance NV, 2.1250%, 11/20/18 (144A)	4,108,000	4,121,035
Volkswagen International Finance NV, 2.1250%, 11/20/18	442,000	442,519
Wesfarmers Ltd, 1.8740%, 3/20/18 (144A)	4,072,000	4,078,092
		475,041,249
Consumer Non-Cyclical – 2.9%
Biogen Inc, 6.8750%, 3/1/18	7,471,000	7,723,647
Fresenius Medical Care US Finance Inc, 6.8750%, 7/15/17	1,821,000	1,823,914
General Mills Inc, 6.5900%, 10/15/18†	26,473,000	28,009,096
Kraft Heinz Foods Co, 2.0000%, 7/2/18	2,305,000	2,310,859
Reynolds American Inc, 2.3000%, 8/21/17	2,605,000	2,607,524
Reynolds American Inc, 2.3000%, 6/12/18	9,011,000	9,050,333
Safeway Inc, 6.3500%, 8/15/17	4,133,000	4,153,665
Tesco PLC, 5.5000%, 11/15/17 (144A)	4,900,000	4,952,273
		60,631,311
Electric – 1.4%
Dominion Energy Inc, 1.6000%, 8/15/19	3,896,000	3,863,168
Edison International, 3.7500%, 9/15/17	3,256,000	3,270,424
Enel Finance International NV, 6.2500%, 9/15/17 (144A)	6,564,000	6,621,829
New York State Electric & Gas Corp, 6.1500%, 12/15/17 (144A)	2,000,000	2,037,240
Pacific Gas & Electric Co, 1.2540%, 11/30/17‡	129,000	129,031
PPL UK Distribution Holdings Ltd / Western Power Distribution Ltd,
7.2500%, 12/15/17 (144A)	364,000	372,034
Southern Power Co, 1.8500%, 12/1/17†	8,297,000	8,304,384
Talen Energy Supply LLC, 6.5000%, 5/1/18	4,000,000	4,040,000
		28,638,110
Energy – 6.0%
Anadarko Holding Co, 7.0500%, 5/15/18	3,706,000	3,854,229
Boardwalk Pipelines LP, 5.2000%, 6/1/18	3,803,000	3,898,756
Columbia Pipeline Group Inc, 2.4500%, 6/1/18	587,000	589,698
DCP Midstream Operating LP, 2.5000%, 12/1/17	2,031,000	2,028,461
Energy Transfer LP, 2.5000%, 6/15/18	3,380,000	3,396,613
Enterprise Products Operating LLC, 6.6500%, 4/15/18	4,621,000	4,789,574
EQT Corp, 6.5000%, 4/1/18	3,354,000	3,463,582
Kinder Morgan Inc/DE, 7.2500%, 6/1/18	830,000	868,840
Marathon Oil Corp, 6.0000%, 10/1/17†	8,876,000	8,960,313
Marathon Oil Corp, 5.9000%, 3/15/18	12,783,000	13,110,526
Marathon Petroleum Corp, 2.7000%, 12/14/18	4,137,000	4,168,615
Murphy Oil Corp, 3.5000%, 12/1/17†	15,465,000	15,482,630
NGPL PipeCo LLC, 7.1190%, 12/15/17 (144A)	20,420,000	20,802,875
Northwest Pipeline LLC, 6.0500%, 6/15/18	1,106,000	1,147,914
ONEOK Partners LP, 2.0000%, 10/1/17	6,097,000	6,099,414
Panhandle Eastern Pipe Line Co LP, 6.2000%, 11/1/17	2,789,000	2,827,516
Panhandle Eastern Pipe Line Co LP, 7.0000%, 6/15/18	831,000	868,522
Plains All American Pipeline LP / PAA Finance Corp, 6.5000%, 5/1/18	9,319,000	9,651,334
Spectra Energy Capital LLC, 6.2000%, 4/15/18	6,960,000	7,184,432
Spectra Energy Partners LP, 2.9500%, 9/25/18	1,875,000	1,896,133
TechnipFMC PLC, 2.0000%, 10/1/17 (144A)	3,888,000	3,886,297
Tesoro Corp, 4.2500%, 10/1/17	7,154,000	7,171,885
Transcontinental Gas Pipe Line Co LLC, 6.0500%, 6/15/18	1,252,000	1,298,186
		127,446,345
Finance Companies – 0.9%
Aviation Capital Group Corp, 4.6250%, 1/31/18 (144A)†	10,074,000	10,229,976

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2017

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2017

Shares/Principal/ Contract Amounts		Value
Corporate Bonds – (continued)
Finance Companies – (continued)
GATX Corp, 2.3750%, 7/30/18	$619,000	$621,325
International Lease Finance Corp, 3.8750%, 4/15/18	7,095,000	7,203,036
		18,054,337
Financial Institutions – 0.4%
LeasePlan Corp NV, 3.0000%, 10/23/17 (144A)	525,000	526,620
LeasePlan Corp NV, 2.5000%, 5/16/18	200,000	200,537
LeasePlan Corp NV, 2.8750%, 1/22/19 (144A)	8,120,000	8,145,992
		8,873,149
Insurance – 1.5%
Aetna Inc, 1.5000%, 11/15/17	2,848,000	2,848,085
Aetna Inc, 1.8690%, 12/8/17†,‡	19,436,000	19,479,459
American International Group Inc, 5.8500%, 1/16/18	5,339,000	5,458,546
Fairfax Financial Holdings Ltd, 7.3750%, 4/15/18	1,473,000	1,532,001
Humana Inc, 6.3000%, 8/1/18	1,660,000	1,737,451
		31,055,542
Owned No Guarantee – 1.8%
Harvest Operations Corp, 2.1250%, 5/14/18 (144A)	14,968,000	14,965,053
ICBCIL Finance Co Ltd, 2.6000%, 11/13/18 (144A)†	8,164,000	8,184,916
Korea Gas Corp, 2.8750%, 7/29/18 (144A)	500,000	504,069
Korea Land & Housing Corp, 1.8750%, 8/2/17 (144A)	8,384,000	8,382,332
Petroleos Mexicanos, 5.5000%, 2/4/19	5,723,000	5,974,812
		38,011,182
Real Estate Investment Trusts (REITs) – 1.4%
Brandywine Operating Partnership LP, 4.9500%, 4/15/18	16,430,000	16,787,385
DDR Corp, 4.7500%, 4/15/18	6,092,000	6,211,269
Mack-Cali Realty LP, 2.5000%, 12/15/17	36,000	36,054
WEA Finance LLC / Westfield UK & Europe Finance PLC,
1.7500%, 9/15/17 (144A)	5,491,000	5,490,984
		28,525,692
Technology – 11.5%
Dell Inc, 5.6500%, 4/15/18	17,670,000	18,067,575
Dun & Bradstreet Corp, 3.5000%, 12/1/17	15,219,000	15,298,626
EMC Corp, 1.8750%, 6/1/18†	105,332,000	104,609,394
Fidelity National Information Services Inc, 2.8500%, 10/15/18†	16,459,000	16,653,611
Hewlett Packard Enterprise Co, 2.8500%, 10/5/18	27,031,000	27,262,980
Ingram Micro Inc, 5.2500%, 9/1/17	6,965,000	6,994,734
Jabil Inc, 8.2500%, 3/15/18	4,492,000	4,671,680
Juniper Networks Inc, 3.1250%, 2/26/19	4,105,000	4,174,613
NXP BV / NXP Funding LLC, 3.7500%, 6/1/18 (144A)	12,087,000	12,268,305
Pitney Bowes Inc, 4.7500%, 5/15/18	9,617,000	9,853,713
Seagate HDD Cayman, 3.7500%, 11/15/18	19,973,000	20,452,352
Xerox Corp, 6.3500%, 5/15/18	2,628,000	2,725,738
		243,033,321
Transportation – 0.9%
American Airlines Group Inc, 6.1250%, 6/1/18	5,423,000	5,569,421
Asciano Finance Ltd, 5.0000%, 4/7/18 (144A)	1,757,000	1,789,078
Ryder System Inc, 2.5000%, 3/1/18	3,521,000	3,539,042
United Continental Holdings Inc, 6.3750%, 6/1/18	2,875,000	2,979,219
US Airways 2012-2 Class C Pass Through Trust, 5.4500%, 6/3/18	5,030,000	5,154,543
		19,031,303
Total Corporate Bonds (cost $1,758,721,935)		1,759,535,453
Foreign Government Bonds – 4.1%
Argentina Treasury Bill, 0%, 7/17/17◊	1,000,000	991,008
Argentina Treasury Bill, 0%, 8/25/17◊	7,489,425	7,469,383
Argentina Treasury Bill, 0%, 9/15/17◊	10,368,000	10,307,015
Argentina Treasury Bill, 0%, 10/13/17◊	3,848,000	3,817,143
Argentina Treasury Bill, 0%, 10/27/17◊	1,452,680	1,439,366
Argentina Treasury Bill, 0%, 11/10/17◊	9,544,000	9,446,384

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2017

Shares/Principal/ Contract Amounts		Value
Foreign Government Bonds – (continued)
Argentina Treasury Bill, 0%, 12/15/17◊	$7,720,000	$7,618,181
Argentine Republic Government International Bond, 6.2500%, 4/22/19	19,261,000	20,175,897
Korea Development Bank, 1.5000%, 1/22/18	4,136,000	4,127,812
Korea Development Bank, 2.0198%, 7/6/22‡	5,901,000	5,896,798
Provincia de Buenos Aires/Argentina, 5.7500%, 6/15/19 (144A)	4,477,000	4,631,456
Provincia de Cordoba, 12.3750%, 8/17/17	10,500,000	10,569,510
Total Foreign Government Bonds (cost $85,524,854)		86,489,953
Investment Companies – 1.9%
Closed-End Funds – 0.8%
Duff & Phelps Global Utility Income Fund Inc	.129,216	2,144,986
Nuveen Build America Bond Fund	337,750	7,089,372
Nuveen Build America Bond Opportunity Fund	216,132	4,653,322
Nuveen Preferred Income Opportunities Fund	350,384	3,643,994
		17,531,674
Exchange-Traded Funds (ETFs) – 1.1%
iShares US Preferred Stock	567,860	22,243,076
Total Investment Companies (cost $40,134,849)		39,774,750
Commercial Paper – 7.3%
BAT International Finance PLC, 0%, 7/27/17 (144A)◊	$34,656,000	34,617,558
Entergy Corp, 0%, 7/3/17 (144A)◊	15,750,000	15,747,907
Ford Motor Credit Co LLC, 0%, 7/5/17 (144A)◊	36,487,000	36,479,713
Hannover Funding Co LLC, 0%, 7/3/17 (144A)◊	33,846,000	33,842,093
Northwestern Corp, 0%, 7/5/17 (144A)◊	33,343,000	33,336,461
Total Commercial Paper (cost $154,027,907)		154,023,732
Exchange-Traded Purchased Options – Calls – 0%
Gold 100 Oz Future, exercise price $1,480.00, expires July 2017*	.1,544	15,440
Gold 100 Oz Future, exercise price $1,500.00, expires July 2017*	390	3,900
US Treasury Long Bond Future, exercise price $169.00, expires July 2017*	752	0
US Treasury Long Bond Future, exercise price $164.00, expires July 2017*	751	11,734
WTI Crude Future, exercise price $58.00, expires July 2017*	495	4,950
Total Exchange-Traded Purchased Options – Calls (premiums paid $57,813)		36,024
Exchange-Traded Purchased Options – Puts – 0%
US Treasury Long Bond Future, exercise price $139.00, expires July 2017*	753	23,531
US Treasury Long Bond Future, exercise price $138.00, expires July 2017*	752	23,500
WTI Crude Future, exercise price $32.50, expires July 2017*	495	4,950
Total Exchange-Traded Purchased Options – Puts (premiums paid $31,952)		51,981
OTC Purchased Credit Default Swaptions – Sell Protection – 0%
Counterparty/Reference Asset
Barclays Capital, Inc.:
CDX NA.HY.S28, Credit Default Swap maturing 6/20/22, fixed rate 5.0000%, exercise price $110.00, expires July 2017*	81,781,000.	8,178$
Credit Suisse International:
CDX NA.HY.S28, Credit Default Swap maturing 6/20/22, fixed rate 5.0000%, exercise price $108.50, expires July 2017*	82,281,000	4,238
Morgan Stanley:
CDX NA.HY.S28, Credit Default Swap maturing 6/20/22, fixed rate 5.0000%, exercise price $110.00, expires July 2017*	245,539,000	12
Total OTC Purchased Credit Default Swaptions – Sell Protection (premiums paid $22,544)		12,428

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2017

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2017

Shares/Principal/ Contract Amounts		Value
OTC Purchased Credit Default Swaptions – Buy Protection – 0%(continued)
Counterparty/Reference Asset
Barclays Capital, Inc.:
CDX NA.HY.S28, Credit Default Swap maturing 6/20/22, fixed rate 5.0000%, exercise price $100.00, expires July 2017*	183,095,000.	18,584$
Morgan Stanley:
CDX NA.HY.S28, Credit Default Swap maturing 6/20/22, fixed rate 5.0000%, exercise price $101.00, expires July 2017*	183,074,000	31,505
Total OTC Purchased Credit Default Swaptions – Buy Protection (premiums paid $71,403)		50,089
Total Investments (total cost $2,177,357,157) – 102.9%		2,171,649,387
Liabilities, net of Cash, Receivables and Other Assets – (2.9)%		(60,832,427)
Net Assets – 100%		$2,110,816,960

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment Securities

Country	Value
United States	$1,805,443,131	83.1%
Argentina	76,465,343	3.5
Canada	74,480,345	3.4
United Kingdom	67,277,423	3.1
Netherlands	41,720,398	1.9
South Korea	33,876,064	1.6
Germany	24,183,032	1.1
Japan	13,147,275	0.6
Australia	11,358,154	0.5
Italy	8,438,495	0.4
China	8,184,916	0.4
Mexico	5,974,812	0.3
Switzerland	1,099,999	0.1

Total	$2,171,649,387	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
Citibank NA:
Mexican Peso	8/16/17	723,544,000	$39,572,702	$(195,086)
JPMorgan Chase & Co.:
Japanese Yen	7/6/17	4,452,595,000	39,594,843	91,550
Mexican Peso	8/16/17	(723,544,000)	(39,572,702)	(587,699)

			22,141	(496,149)
Total			$39,594,843	$(691,235)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2017

Schedule of Futures
Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year US Treasury Note	4,992	9/17	$(3,759,375)	$(1,404,000)
5-Year US Treasury Note	1,127	9/17	(132,070)	(193,703)
			(3,891,445)	(1,597,703)
Futures Sold:
US Treasury Long Bond	2,211	9/17	$3,788,933	$1,243,687
Total			$(102,512)	$(354,016)

Schedule of Exchange-Traded Purchased Options with Variation Margin
Description	Number of Contracts	Exercise Price		Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Purchased Call Options:
Euro-Bund Future	1,127	167.50	EUR	7/17	$(1,619)	$(1,619)
Euro-Bund Future	1,139	170.50	EUR	7/17	(1,346)	-
Euro-Bund Future	367	171.00	EUR	7/17	(434)	-
Total	2,633				$(3,399)	$(1,619)

Schedule of Exchange-Traded Written Options
Description	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value
Written Call Options:
Gold 100 Oz Future	744	$1,260.00	7/17	$431,749	$74,629	$(357,120)
Gold 100 Oz Future	1,190	1,270.00	7/17	670,999	290,199	(380,800)
US Treasury Long Bond Future	751	156.00	7/17	291,888	10,263	(281,625)
US Treasury Long Bond Future	752	159.00	7/17	292,276	221,776	(70,500)
WTI Crude Future	495	46.00	7/17	177,368	(347,332)	(524,700)
	3,932			1,864,280	249,535	(1,614,745)
Written Put Options:
US Treasury Long Bond Future	1,505	153.00	7/17	349,769	(1,037,653)	(1,387,422)
WTI Crude Future	495	40.00	7/17	151,985	137,135	(14,850)
	2,000			501,754	(900,518)	(1,402,272)
Total	5,932			$2,366,034	$(650,983)	$(3,017,017)

Schedule of Exchange-Traded Written Options with Variation Margin
Description	Number of Contracts	Exercise Price		Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Written Call Options:
Euro-Bund Future	1,126	164.00	EUR	7/17	$45,411	$46,488
Euro-Bund Future	751	165.00	EUR	7/17	93,386	17,153
Euro-Bund Future	1,506	166.00	EUR	7/17	396,970	-
Total	3,383				$535,767	$63,641

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2017

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2017

Schedule of OTC Written Credit Default Swaptions
						Unrealized	Swaptions
Counterparty/		Fixed	Expiration	Notional	Premiums	Appreciation/	Written,
Reference Asset	Description	Rate	Date	Amount	Received	(Depreciation)	at Value

Written Call Swaptions - Buy Protection:
Barclays Capital, Inc.:
CDX NA.HY.S28	Credit Default Swap maturing 6/20/22	5.00%	7/19/17	$81,781,000	$58,065	$-	$(58,065)
CDX NA.HY.S28	Credit Default Swap maturing 6/20/22	5.00	7/19/17	81,778,000	40,889	(16,527)	(57,416)
Credit Suisse International:
CDX NA.HY.S28	Credit Default Swap maturing 6/20/22	5.00	7/19/17	82,281,000	65,825	8,056	(57,769)
Morgan Stanley:
CDX NA.HY.S28	Credit Default Swap maturing 6/20/22	5.00	7/19/17	245,541,000	180,055	7,663	(172,392)
CDX NA.HY.S28	Credit Default Swap maturing 6/20/22	5.00	7/19/17	81,756,000	57,229	(47,917)	(105,146)
					402,063	(48,725)	(450,788)
Written Put Swaptions - Sell Protection:
Barclays Capital, Inc.:
CDX NA.HY.S28	Credit Default Swap maturing 6/20/22	5.00	7/19/17	183,095,000	347,881	(258,467)	(606,348)
Credit Suisse International:
CDX NA.HY.S28	Credit Default Swap maturing 6/20/22	5.00	7/19/17	41,144,000	86,402	(49,853)	(136,255)
Morgan Stanley:
CDX NA.HY.S28	Credit Default Swap maturing 6/20/22	5.00	7/19/17	183,074,000	347,841	(258,438)	(606,279)
					782,124	(566,758)	(1,348,882)
Total					$1,184,187	$(615,483)	$(1,799,670)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Unconstrained Bond Fund

Notes to Schedule of Investments and Other Information

London Interbank Offered Rate (LIBOR)	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.

LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2017 is $350,680,738, which represents 16.6% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2017, is $568,145,817.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of June 30, 2017.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended June 30, 2017. Unless otherwise indicated, all information in the table is for the period ended June 30, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 6/30/17	Gain/(Loss)	Income	at 6/30/17

Janus Cash Liquidity Fund LLC	89,776,613	1,309,264,116	(1,399,040,729)	—	$—	$94,368	$—

16	JUNE 30, 2017

Janus Henderson Global Unconstrained Bond Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$131,674,977	$-
Corporate Bonds	-	1,759,535,453	-
Foreign Government Bonds	-	86,489,953	-
Investment Companies	39,774,750	-	-
Commercial Paper	-	154,023,732	-
Exchange Traded Purchased Options – Calls	36,024	-	-
Exchange Traded Purchased Options – Puts	51,981	-	-
OTC Purchased Credit Default Swaptions – Sell Protection	-	12,428	-
OTC Purchased Credit Default Swaptions – Buy Protection	-	50,089	-
Total Investments in Securities	$39,862,755	$2,131,786,632	$-
Other Financial Instruments(a):
Forward Currency Contracts	-	91,550	-
Variation Margin Receivable	1,307,328	-	-
Total Assets	$41,170,083	$2,131,878,182	$-
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	-	782,785	-
Options Written, at Value	3,017,017	-	-
Swaptions Written, at Value	-	1,799,670	-
Variation Margin Payable	1,599,322	-	-
Total Liabilities	$4,616,339	$2,582,455	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	17

Janus Henderson Global Unconstrained Bond Fund

Statement of Assets and Liabilities

June 30, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$2,177,357,157
Investments, at value	2,171,649,387
Cash	2,293,921
Restricted cash (Note 1)	16,390,000
Forward currency contracts	91,550
Variation margin receivable	1,307,328
Non-interested Trustees' deferred compensation	37,489
Receivables:
Investments sold	41,805,853
Interest	16,564,034
Fund shares sold	2,459,176
Dividends	65,868
Other assets	3,256
Total Assets	2,252,667,862
Liabilities:
Foreign cash due to custodian	641,199
Forward currency contracts	782,785
Options written, at value(1)	3,017,017
Swaptions written, at value(2)	1,799,670
Variation margin payable	1,599,322
Payables:	—
Investments purchased	128,917,571
Fund shares repurchased	1,834,544
Advisory fees	1,168,950
Dividends	716,443
Transfer agent fees and expenses	172,207
12b-1 Distribution and shareholder servicing fees	80,214
Professional fees	38,171
Non-interested Trustees' deferred compensation fees	37,489
Fund administration fees	17,508
Custodian fees	15,486
Non-interested Trustees' fees and expenses	10,924
Accrued expenses and other payables	1,001,402
Total Liabilities	141,850,902
Net Assets	$2,110,816,960

See Notes to Financial Statements.

18	JUNE 30, 2017

Janus Henderson Global Unconstrained Bond Fund

Statement of Assets and Liabilities

June 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,129,470,762
Undistributed net investment income/(loss)	(753,933)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(10,066,883)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(7,832,986)
Total Net Assets	$2,110,816,960
Net Assets - Class A Shares	$123,769,420
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,842,027
Net Asset Value Per Share(3)	$9.64
Maximum Offering Price Per Share(4)	$10.12
Net Assets - Class C Shares	$60,913,157
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,326,666
Net Asset Value Per Share(3)	$9.63
Net Assets - Class D Shares	$16,620,697
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,724,113
Net Asset Value Per Share	$9.64
Net Assets - Class I Shares	$1,685,308,500
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	174,865,376
Net Asset Value Per Share	$9.64
Net Assets - Class N Shares	$5,444,459
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	564,903
Net Asset Value Per Share	$9.64
Net Assets - Class R Shares	$551,482
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	57,212
Net Asset Value Per Share	$9.64
Net Assets - Class S Shares	$1,070,967
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	111,157
Net Asset Value Per Share	$9.63
Net Assets - Class T Shares	$217,138,278
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	22,552,187
Net Asset Value Per Share	$9.63

(1) Premiums received $2,366,034.

(2) Premiums received $1,278,134.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Unconstrained Bond Fund

Statement of Operations

For the year ended June 30, 2017

Investment Income:
Interest	$46,439,427
Dividends	6,112,817
Dividends from affiliates	94,368
Other income	77,844
Foreign tax withheld	(6,343)
Total Investment Income	52,718,113
Expenses:
Advisory fees	11,425,597
12b-1Distribution and shareholder servicing fees:
Class A Shares	260,023
Class C Shares	531,436
Class R Shares	1,735
Class S Shares	1,811
Transfer agent administrative fees and expenses:
Class D Shares	18,634
Class R Shares	868
Class S Shares	1,811
Class T Shares	487,707
Transfer agent networking and omnibus fees:
Class A Shares	41,975
Class C Shares	28,232
Class I Shares	451,874
Other transfer agent fees and expenses:
Class A Shares	11,956
Class C Shares	6,734
Class D Shares	8,689
Class I Shares	57,239
Class N Shares	168
Class S Shares	20
Class T Shares	1,664
Registration fees	209,024
Fund administration fees	166,894
Professional fees	136,704
Custodian fees	125,431
Shareholder reports expense	101,298
Non-interested Trustees’ fees and expenses	48,339
Other expenses	316,976
Total Expenses	14,442,839
Less: Excess Expense Reimbursement	(25,068)
Net Expenses	14,417,771
Net Investment Income/(Loss)	38,300,342

See Notes to Financial Statements.

20	JUNE 30, 2017

Janus Henderson Global Unconstrained Bond Fund

Statement of Operations

For the year ended June 30, 2017

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$18,208,329
Futures contracts	(22,758,044)
Swap contracts	(14,460,600)
Written options contracts	40,410,810
Written swaption contracts	9,312,603
Total Net Realized Gain/(Loss) on Investments	30,713,098
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(8,857,830)
Futures contracts	(182,658)
Swap contracts	2,433,313
Written options contracts	593,590
Written swaption contracts	507,917
Total Change in Unrealized Net Appreciation/Depreciation	(5,505,668)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$63,507,772

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Unconstrained Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2017	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$38,300,342	$28,047,514
Net realized gain/(loss) on investments	30,713,098	6,655,054
Change in unrealized net appreciation/depreciation	(5,505,668)	(2,430,090)
Net Increase/(Decrease) in Net Assets Resulting from Operations	63,507,772	32,272,478
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(4,012,197)	(1,121,294)
Class C Shares	(1,745,506)	(431,193)
Class D Shares	(614,791)	(181,302)
Class I Shares	(59,109,961)	(15,570,721)
Class N Shares	(212,167)	(50,610)
Class R Shares	(11,231)	(2,009)
Class S Shares	(24,730)	(6,117)
Class T Shares	(7,701,907)	(2,367,371)
Total Dividends from Net Investment Income	(73,432,490)	(19,730,617)
Return of Capital on Dividends from Net Investment Income
Class A Shares	(71,186)	(1,022,775)
Class C Shares	(30,970)	(393,307)
Class D Shares	(10,908)	(165,373)
Class I Shares	(1,048,757)	(14,202,648)
Class N Shares	(3,764)	(46,163)
Class R Shares	(199)	(1,832)
Class S Shares	(439)	(5,580)
Class T Shares	(136,651)	(2,159,369)
Total Return of Capital on Dividends from Net Investment Income	(1,302,874)	(17,997,047)
Net Decrease from Dividends and Distributions to Shareholders	(74,735,364)	(37,727,664)
Capital Share Transactions:
Class A Shares	39,124,407	3,191,907
Class C Shares	15,819,755	(6,291,833)
Class D Shares	2,555,247	910,263
Class I Shares	525,979,779	67,725,659
Class N Shares	1,507,602	873,866
Class R Shares	341,288	156,524
Class S Shares	531,778	54,452
Class T Shares	54,303,303	(29,774,885)
Net Increase/(Decrease) from Capital Share Transactions	640,163,159	36,845,953
Net Increase/(Decrease) in Net Assets	628,935,567	31,390,767
Net Assets:
Beginning of period	1,481,881,393	1,450,490,626
End of period	$2,110,816,960	$1,481,881,393

Undistributed Net Investment Income/(Loss)	$(753,933)	$(1,274,648)

See Notes to Financial Statements.

22	JUNE 30, 2017

Janus Henderson Global Unconstrained Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015		2014(1)
Net Asset Value, Beginning of Period	$9.70	$9.71	$10.01		$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.18	0.09		—(3)
Net realized and unrealized gain/(loss)	0.14	0.06	(0.27)		0.01
Total from Investment Operations	0.33	0.24	(0.18)		0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.13)	(0.07)		—
Distributions (from capital gains)	—	—	—		—
Return of capital	(0.01)	(0.12)	(0.05)		—
Total Dividends and Distributions	(0.39)	(0.25)	(0.12)		—
Net Asset Value, End of Period	$9.64	$9.70	$9.71		$10.01
Total Return*	3.51%	2.54%	(1.86)%		0.10%
Net Assets, End of Period (in thousands)	$123,769	$85,242	$82,298		$3,934
Average Net Assets for the Period (in thousands)	$103,307	$81,615	$44,607		$3,934
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	1.01%	1.07%		5.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.01%	1.07%		1.08%
Ratio of Net Investment Income/(Loss)	1.94%	1.90%	0.93%		(0.36)%
Portfolio Turnover Rate	145%	149%	107%		15%
				1

Class C Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.69	$9.69	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.12	0.11	0.02	(0.01)
Net realized and unrealized gain/(loss)	0.14	0.07	(0.28)	0.02
Total from Investment Operations	0.26	0.18	(0.26)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.09)	(0.03)	—
Distributions (from capital gains)	—	—	—	—
Return of capital	(0.01)	(0.09)	(0.03)	—
Total Dividends and Distributions	(0.32)	(0.18)	(0.06)	—
Net Asset Value, End of Period	$9.63	$9.69	$9.69	$10.01
Total Return*	2.75%	1.87%	(2.59)%	0.10%
Net Assets, End of Period (in thousands)	$60,913	$45,452	$51,993	$272
Average Net Assets for the Period (in thousands)	$54,205	$45,549	$26,045	$126
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.75%	1.76%	1.80%	6.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.75%	1.76%	1.80%	1.83%
Ratio of Net Investment Income/(Loss)	1.22%	1.12%	0.23%	(0.97)%
Portfolio Turnover Rate	145%	149%	107%	15%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 27, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Unconstrained Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.70	$9.71	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.18	0.10	—(3)
Net realized and unrealized gain/(loss)	0.15	0.06	(0.27)	0.01
Total from Investment Operations	0.34	0.24	(0.17)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.13)	(0.08)	—
Distributions (from capital gains)	—	—	—	—
Return of capital	(0.01)	(0.12)	(0.05)	—
Total Dividends and Distributions	(0.40)	(0.25)	(0.13)	—
Net Asset Value, End of Period	$9.64	$9.70	$9.71	$10.01
Total Return*	3.55%	2.53%	(1.68)%	0.10%
Net Assets, End of Period (in thousands)	$16,621	$14,162	$13,269	$254
Average Net Assets for the Period (in thousands)	$15,427	$13,166	$7,698	$118
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	1.01%	1.14%	5.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	1.01%	1.01%	1.08%
Ratio of Net Investment Income/(Loss)	2.01%	1.92%	0.98%	(0.25)%
Portfolio Turnover Rate	145%	149%	107%	15%

Class I Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.70	$9.70	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.21	0.21	0.12	—(3)
Net realized and unrealized gain/(loss)	0.15	0.07	(0.28)	0.01
Total from Investment Operations	0.36	0.28	(0.16)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.41)	(0.15)	(0.09)	—
Distributions (from capital gains)	—	—	—	—
Return of capital	(0.01)	(0.13)	(0.06)	—
Total Dividends and Distributions	(0.42)	(0.28)	(0.15)	—
Net Asset Value, End of Period	$9.64	$9.70	$9.70	$10.01
Total Return*	3.79%	2.90%	(1.56)%	0.10%
Net Assets, End of Period (in thousands)	$1,685,309	$1,168,251	$1,104,105	$3,935
Average Net Assets for the Period (in thousands)	$1,409,826	$1,035,919	$731,773	$3,934
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.75%	0.76%	5.47%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.75%	0.76%	0.83%
Ratio of Net Investment Income/(Loss)	2.22%	2.15%	1.26%	(0.11)%
Portfolio Turnover Rate	145%	149%	107%	15%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 27, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

24	JUNE 30, 2017

Janus Henderson Global Unconstrained Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.70	$9.70	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.22	0.21	0.12	—(3)
Net realized and unrealized gain/(loss)	0.14	0.07	(0.28)	0.01
Total from Investment Operations	0.36	0.28	(0.16)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.41)	(0.15)	(0.09)	—
Distributions (from capital gains)	—	—	—	—
Return of capital	(0.01)	(0.13)	(0.06)	—
Total Dividends and Distributions	(0.42)	(0.28)	(0.15)	—
Net Asset Value, End of Period	$9.64	$9.70	$9.70	$10.01
Total Return*	3.82%	2.93%	(1.58)%	0.10%
Net Assets, End of Period (in thousands)	$5,444	$3,967	$3,099	$50
Average Net Assets for the Period (in thousands)	$5,122	$3,265	$1,667	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.73%	0.77%	5.47%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.73%	0.77%	0.83%
Ratio of Net Investment Income/(Loss)	2.25%	2.22%	1.22%	(0.11)%
Portfolio Turnover Rate	145%	149%	107%	15%

Class R Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015(3)
Net Asset Value, Beginning of Period	$9.70	$9.70	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.14	0.15	0.03
Net realized and unrealized gain/(loss)	0.15	0.06	(0.26)
Total from Investment Operations	0.29	0.21	(0.23)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.11)	(0.04)
Distributions (from capital gains)	—	—	—
Return of capital	(0.01)	(0.10)	(0.03)
Total Dividends and Distributions	(0.35)	(0.21)	(0.07)
Net Asset Value, End of Period	$9.64	$9.70	$9.70
Total Return*	3.05%	2.15%	(2.31)%
Net Assets, End of Period (in thousands)	$551	$211	$50
Average Net Assets for the Period (in thousands)	$343	$162	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.47%	1.46%	1.49%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.47%	1.46%	1.49%
Ratio of Net Investment Income/(Loss)	1.42%	1.56%	0.71%
Portfolio Turnover Rate	145%	149%	107%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 27, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from February 6, 2015 (inception date) through June 30, 2015.

See Notes to Financial Statements.

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Janus Henderson Global Unconstrained Bond Fund

Financial Highlights

Class S Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.70	$9.70	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17	0.17	0.07	(0.01)
Net realized and unrealized gain/(loss)	0.14	0.07	(0.28)	0.02
Total from Investment Operations	0.31	0.24	(0.21)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.13)	(0.06)	—
Distributions (from capital gains)	—	—	—	—
Return of capital	(0.01)	(0.11)	(0.04)	—
Total Dividends and Distributions	(0.38)	(0.24)	(0.10)	—
Net Asset Value, End of Period	$9.63	$9.70	$9.70	$10.01
Total Return*	3.24%	2.51%	(2.13)%	0.10%
Net Assets, End of Period (in thousands)	$1,071	$541	$487	$50
Average Net Assets for the Period (in thousands)	$716	$463	$288	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%	1.23%	1.36%	5.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.14%	1.36%	1.33%
Ratio of Net Investment Income/(Loss)	1.75%	1.79%	0.71%	(0.61)%
Portfolio Turnover Rate	145%	149%	107%	15%

Class T Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.69	$9.70	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.18	0.10	—(3)
Net realized and unrealized gain/(loss)	0.15	0.07	(0.28)	0.01
Total from Investment Operations	0.34	0.25	(0.18)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.14)	(0.08)	—
Distributions (from capital gains)	—	—	—	—
Return of capital	(0.01)	(0.12)	(0.05)	—
Total Dividends and Distributions	(0.40)	(0.26)	(0.13)	—
Net Asset Value, End of Period	$9.63	$9.69	$9.70	$10.01
Total Return*	3.58%	2.60%	(1.80)%	0.10%
Net Assets, End of Period (in thousands)	$217,138	$164,055	$195,190	$3,949
Average Net Assets for the Period (in thousands)	$193,689	$173,502	$118,182	$3,938
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.98%	1.01%	5.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.94%	1.01%	1.08%
Ratio of Net Investment Income/(Loss)	2.02%	1.92%	0.99%	(0.36)%
Portfolio Turnover Rate	145%	149%	107%	15%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 27, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

26	JUNE 30, 2017

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Unconstrained Bond Fund (formerly named Janus Global Unconstrained Bond Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to maximize total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for

Janus Investment Fund	27

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements

the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

28	JUNE 30, 2017

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Janus Investment Fund	29

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of June 30, 2017, the Fund has restricted cash in the amount of $16,390,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2017 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

30	JUNE 30, 2017

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Commodity-Linked Investments

The Fund may invest, directly or indirectly, in various commodity-linked investments that provide exposure to the commodities markets. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

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Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year ended June 30, 2017, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $16,451,277 and $134,989,256, respectively.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the year, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the year, the Fund purchased commodity futures to increase exposure to commodity risk.

During the year, the Fund sold commodity futures to decrease exposure to commodity risk.

During the year, the Fund sold futures on currency indices to decrease exposure to currency risk.

During the year ended June 30, 2017, the average ending monthly market value amounts on purchased and sold futures contracts are $60,009,251 and $133,178,590, respectively.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation

32	JUNE 30, 2017

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements

is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased call options on various equity index futures for the purpose of increasing exposure to broad equity risk.

During the year, the Fund purchased put options on various equity index futures for the purpose of decreasing exposure to broad equity risk.

During the year, the Fund purchased put options on various equity securities for the purpose of decreasing exposure to individual equity risk.

During the year, the Fund purchased call options on foreign exchange rates vs. the U.S. dollar in order to increase foreign currency exposure and reduce U.S. dollar exposure where increasing this exposure via the options market was most attractive.

During the year, the Fund purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

During the year, the Fund purchased call options on bond futures in order to increase interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

During the year, the Fund purchased put options on bond futures in order to reduce interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

During the year, the Fund purchased call and put options on commodity futures for the purpose of hedging exposure to commodity risk and/or generating income.

During the year ended June 30, 2017, the average ending monthly market value amounts on purchased call and put options are $5,051 and $35,690, respectively.

Janus Investment Fund	33

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, the Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

During the year, the Fund wrote call options on bond futures in order to reduce interest rate risk where reducing this exposure via other markets such as the cash bond market was less attractive.

During the year, the Fund wrote put options on bond futures in order to increase interest rate risk where increasing this exposure via other markets such as the cash bond market was less attractive.

During the year, the Fund wrote call options on various equity index futures for the purpose of decreasing exposure to broad equity risk and/or generating carry.

During the year, the Fund wrote put options on various equity index futures for the purpose of increasing exposure to broad equity risk and/or generating carry.

During the year, the Fund wrote call options on foreign exchange rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

During the year, the Fund wrote put options on foreign exchange rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

During the year, the Fund wrote call options on commodity futures for the purpose of decreasing exposure to commodity risk and/or generating income.

During the year, the Fund wrote put options on commodity futures for the purpose of increasing exposure to commodity risk and/or generating income.

During the year ended June 30, 2017, the average ending monthly market value amounts on written call and put options are $1,635,420 and $848,857, respectively.

Written option activity for the year ended June 30, 2017 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at June 30, 2016	6,637	$ 2,125,698
Options written	1,297,177,818	51,380,939
Options closed	(89,656,696)	(5,214,993)
Options expired	(1,077,396,618)	(42,113,244)
Options exercised	(130,121,826)	(3,812,366)
Options outstanding at June 30, 2017	9,315	$ 2,366,034

Options on Swap Contracts (Swaptions)

The Fund may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

Swaptions can be used for a variety of purposes, including to manage the Fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Fund's exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash

34	JUNE 30, 2017

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements

management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Fund may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Fund to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates rise and/or implied interest rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Fund to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if exercised by the purchaser, allow the Fund to buy credit protection through credit default swaps. Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) increases. Credit default written payer swaptions, if exercised by the purchaser, allow the Fund to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments (if applicable). Swaptions written are reported as a liability on the Statement of Assets and Liabilities as “Swaptions written, at value” (if applicable).

During the year, the Fund purchased credit default receiver swaptions (call) and sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices.

During the year, the Fund purchased credit default payer swaptions (put) and bought protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices.

During the year ended June 30, 2017, the average ending monthly market value amounts on purchased call and put swaptions are $956 and $3,853, respectively.

During the year, the Fund sold interest rate receiver swaptions (call) in order to gain interest rate volatility exposure and to reduce interest rate exposure.

During the year, the Fund sold credit default receiver swaptions (call) in order to gain credit market volatility exposure and to reduce credit exposure.

During the year, the Fund sold credit default payer swaptions (put) in order to gain credit market volatility exposure and to gain credit exposure.

During the year ended June 30, 2017, the average ending monthly market value amounts on written call and put swaptions are $1,196,450 and $373,387, respectively.

Written swaption activity for the year ended June 30, 2017 is indicated in the table below:

	Notional Amount	Premiums Received
Swaptions outstanding at June 30, 2016	1,085,620,000	$2,317,659
Swaptions written	6,638,893,000	11,972,483
Swaptions closed	(180,877,000)	(623,656)
Swaptions expired	(5,409,391,000)	(9,312,603)
Swaptions exercised	(1,153,795,000)	(3,169,696)
Swaptions outstanding at June 30, 2017	980,450,000	$1,184,187

Janus Investment Fund	35

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the

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Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements

Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the year, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the year ended June 30, 2017, the average ending monthly market value amounts on credit default swaps which are long and short the reference asset are $2,012,632 and $(1,535,240), respectively. There were no credit default swaps held at June 30, 2017.

Janus Investment Fund	37

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the year, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

During the year, the Fund entered into an inflation swap paying a fixed interest rate and receiving a floating rate linked to an inflation index; i.e. actual realized inflation, in order to increase the Fund's exposure to inflation. With higher inflation, the Fund benefits by receiving a higher floating rate, while paying a fixed rate that has not increased.

During the year ended June 30, 2017, the average ending monthly market value amounts on interest rate swaps which are which are long the reference asset is $389,981. There were no interest rate swaps held at June 30, 2017.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2017

	Commodity Contracts		Credit Contracts		Currency Contracts	Interest Rate Contracts		Total
Asset Derivatives:
Forward currency contracts	$ -		$ -		$ 91,550	$ -		$ 91,550
Investments, at value	29,240	(a)	62,517	(b)	-	58,765	(a)	150,522
Variation margin receivable	-		-		-	1,307,328	(c)	1,307,328

Total Asset Derivatives	$ 29,240		$ 62,517		$ 91,550	$ 1,366,093		$1,549,400

Liability Derivatives:
Forward currency contracts	$ -		$ -		$782,785	$ -		$ 782,785
Options written, at value	1,277,470		-		-	1,739,547		3,017,017
Swaptions written, at value	-		1,799,670		-	-		1,799,670
Variation margin payable	-		-		-	1,599,322	(c)	1,599,322

Total Liability Derivatives	$1,277,470		$1,799,670		$782,785	$ 3,338,869		$7,198,794
(a) Amounts relate to purchased options.
(b) Amounts relate to purchased swaptions.
(c)	Amounts relate to variation margin for futures and written options.
(d) Amounts relate to purchased options.

38	JUNE 30, 2017

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Commodity Contracts		Credit Contracts		Currency Contracts		Equity Contracts		Interest Rate Contracts		Total
Futures contracts	$(2,547,713)		$ -		$ 38,595		$(2,221,859)		$(18,027,067)		$(22,758,044)
Investments and foreign currency transactions	(105,797)	(a)	(396,653)	(b)	13,168,128	(c)	(269,028)	(a)	(270,551)	(a)	12,126,099
Swap contracts	-		(12,467,736)		-		-		(1,992,864)		(14,460,600)
Written options contracts	7,810,829		-		3,749,306		4,777,970		24,072,705		40,410,810
Written swaption contracts	-		8,871,959		-		-		440,644		9,312,603

Total	$ 5,157,319		$(3,992,430)		$16,956,029		$ 2,287,083		$ 4,222,867		$ 24,630,868

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Commodity Contracts		Credit Contracts		Currency Contracts		Equity Contracts		Interest Rate Contracts		Total
Futures contracts	$ (80,146)		$ -		$ -		$ -		$ (102,512)		$ (182,658)
Investments, foreign currency translations and non-interested Trustees' deferred compensation	(8,558)		(31,430)	(b)	(5,099,116)	(d)	-		3,399	(a)	(5,135,705)
Swap contracts	-		2,982,264		-		-		(548,951)		2,433,313
Written options contracts	778,526		-		-		138,753		(323,689)		593,590
Written swaption contracts	-		507,917		-		-		-		507,917

Total	$ 689,822		$ 3,458,751		$ (5,099,116)		$ 138,753		$ (971,753)		$ (1,783,543)
(a) Amounts relate to purchased options.
(b)	Amounts relate to purchased swaptions.
(c)	Amounts relate to forward currency contracts and purchased options.
(d)	Amounts relate to forward currency contracts.
(e) Amounts relate to purchased options.

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective.

Janus Investment Fund	39

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements

Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

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Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

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The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2017” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$26,762	$(26,762)	$—	$—
Credit Suisse International	4,238	(4,238)	—	—
JPMorgan Chase & Co.	91,550	(91,550)	—	—
Morgan Stanley	31,517	(31,517)	—	—

Total	$154,067	$(154,067)	$—	$—

42	JUNE 30, 2017

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$721,829	$(26,762)	$(695,067)	$—
Citibank NA	195,086	—	—	195,086
Credit Suisse International	194,024	(4,238)	(50,000)	139,786
JPMorgan Chase & Co.	587,699	(91,550)	—	496,149
Morgan Stanley	883,817	(31,517)	(590,000)	262,300

Total	$2,582,455	$(154,067)	$(1,335,067)	$1,093,321
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign

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Notes to Financial Statements

debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.65
Next $2 Billion	0.62
Over $3 Billion	0.60

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Kapstream Capital Pty Limited (Australia) ("Kapstream"), pursuant to which certain employees of Kapstream may also serve as employees or as "associated persons" of Janus Capital. In this capacity, employees of Kapstream are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital. The responsibilities of both Janus Capital and Kapstream under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries

44	JUNE 30, 2017

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Notes to Financial Statements

regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,736 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All

Janus Investment Fund	45

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements

deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2017, Janus Distributors retained upfront sales charges of $36,366.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $10,360.

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Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ (716,445)	$ -	$ (11,046,971)	$ -	$ -	$(1,248,585)	$ (5,641,801)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2017
No Expiration
Short-Term	Accumulated Capital Losses
$(11,046,971)	$ (11,046,971)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in foreign currency contracts.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,177,291,188	$ 4,586,570	$(10,228,371)	$ (5,641,801)

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Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 73,432,490	$ -	$ 1,302,874	$ -

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 19,730,617	$ -	$ 17,997,047	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (1,375,001)	$ 36,955,737	$ (35,580,736)

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Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	8,401,336	$ 81,121,105	2,660,644	$ 25,705,093
Reinvested dividends and distributions	376,925	3,637,203	199,063	1,918,979
Shares repurchased	(4,724,423)	(45,633,901)	(2,551,038)	(24,432,165)
Net Increase/(Decrease)	4,053,838	$ 39,124,407	308,669	$ 3,191,907
Class C Shares:
Shares sold	3,277,443	$ 31,648,017	1,289,132	$ 12,463,110
Reinvested dividends and distributions	141,056	1,359,332	65,554	632,278
Shares repurchased	(1,782,452)	(17,187,594)	(2,027,591)	(19,387,221)
Net Increase/(Decrease)	1,636,047	$ 15,819,755	(672,905)	$ (6,291,833)
Class D Shares:
Shares sold	644,432	$ 6,234,901	403,338	$ 3,890,253
Reinvested dividends and distributions	61,873	597,197	34,189	329,978
Shares repurchased	(441,820)	(4,276,851)	(344,990)	(3,309,968)
Net Increase/(Decrease)	264,485	$ 2,555,247	92,537	$ 910,263
Class I Shares:
Shares sold	71,046,335	$686,421,654	27,507,979	$266,368,321
Reinvested dividends and distributions	5,083,087	49,050,722	2,921,373	28,167,452
Shares repurchased	(21,704,495)	(209,492,597)	(23,770,018)	(226,810,114)
Net Increase/(Decrease)	54,424,927	$525,979,779	6,659,334	$ 67,725,659
Class N Shares:
Shares sold	455,851	$ 4,398,109	165,903	$ 1,600,756
Reinvested dividends and distributions	22,284	215,035	10,033	96,773
Shares repurchased	(322,233)	(3,105,542)	(86,273)	(823,663)
Net Increase/(Decrease)	155,902	$ 1,507,602	89,663	$ 873,866
Class R Shares:
Shares sold	52,957	$ 510,943	68,482	$ 650,388
Reinvested dividends and distributions	1,176	11,336	375	3,628
Shares repurchased	(18,702)	(180,991)	(52,204)	(497,492)
Net Increase/(Decrease)	35,431	$ 341,288	16,653	$ 156,524
Class S Shares:
Shares sold	71,213	$ 685,563	14,124	$ 136,214
Reinvested dividends and distributions	2,599	25,069	1,203	11,602
Shares repurchased	(18,416)	(178,854)	(9,739)	(93,364)
Net Increase/(Decrease)	55,396	$ 531,778	5,588	$ 54,452
Class T Shares:
Shares sold	14,822,307	$143,077,272	6,896,785	$ 66,693,500
Reinvested dividends and distributions	795,295	7,666,971	459,300	4,422,641
Shares repurchased	(9,994,384)	(96,440,940)	(10,558,323)	(100,891,026)
Net Increase/(Decrease)	5,623,218	$ 54,303,303	(3,202,238)	$ (29,774,885)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,893,431,572	$2,263,310,508	$ -	$ -

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Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace joined the Trust’s Board of Trustees.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a

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Notes to Financial Statements

subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson Global Unconstrained Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Henderson Global Unconstrained Bond Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from May 27, 2014 (inception date) through June 30, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 15, 2017

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Janus Henderson Global Unconstrained Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

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Additional Information (unaudited)

nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

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Additional Information (unaudited)

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-

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Additional Information (unaudited)

Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

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Additional Information (unaudited)

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to

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Additional Information (unaudited)

help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

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• the terms of each New Shell Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2017, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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Additional Information (unaudited)

reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
1,770,708,664.330	966,127,968.387	3,731,162.246	8,005,642.960	259,830,984.080	1,237,695,757.673

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.562	0.211	0.452	14.674	69.898	78.059	0.301	0.647	20.993	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
1,770,708,664.330	959,230,618.290	9,714,015.169	8,920,081.963	259,831,042.251	1,237,695,757.673

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.172	0.549	0.504	14.674	69.898	77.501	0.785	0.721	20.993	100.000

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2017:

Return of Capital Distributions	$1,302,874
Dividends Received Deduction Percentage	3%
Qualified Dividend Income Percentage	9%

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); and Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
William H. Gross 151 Detroit Street Denver, CO 80206 DOB: 1944	Executive Vice President and Portfolio Manager Janus Henderson Global Unconstrained Bond Fund	10/14-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, Managing Director, Chief Investment Officer, and founding partner of Pacific Investment Management Company LLC (“PIMCO”) (1971-2014)
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors

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Trustees and Officers (unaudited)

LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation (2012-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	91

Janus Henderson Global Unconstrained Bond Fund

Notes

NotesPage1

92	JUNE 30, 2017

Janus Henderson Global Unconstrained Bond Fund

Notes

NotesPage2

Janus Investment Fund	93

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93024 08-17

ANNUAL REPORT June 30, 2017

Janus Henderson Government Money Market Fund (formerly named Janus Government Money Market Fund)

Janus Investment Fund

Janus Henderson Government Money Market Fund

Janus Henderson Government Money Market Fund (unaudited)

Performance

Garrett Strum portfolio manager

Average Annual Total Return		Seven-Day Current Yield
For the periods ended June 30, 2017		Class D Shares(1)
Class D Shares(1)		With Reimbursement	0.43%
1 Year	0.05%	Without Reimbursement	0.43%
5 Year	0.01%	Class T Shares
10 Year	0.41%	With Reimbursement	0.41%
Since Inception (February 14, 1995)	2.25%	Without Reimbursement	0.41%
Class T Shares		Expense Ratios
1 Year	0.04%	Per the October 14, 2016 prospectuses
5 Year	0.01%	Class D Shares(1)
10 Year	0.41%	Total Annual Fund Operating Expenses	0.68%
Since Inception (February 14, 1995)	2.25%	Class T Shares
		Total Annual Fund Operating Expenses	0.70%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
There is a voluntarily agreed waiver of one-half of the investment advisory fee and such additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. Such reimbursements could be changed or terminated at any time.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the money market fund than the total return.

See Financial Highlights for actual expense ratios during the reporting period.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

Effective May 8, 2017, Garrett Strum is Portfolio Manager of the Fund.

(1) Closed to certain new investors.

Janus Investment Fund	1

Janus Henderson Government Money Market Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Net Annualized Expense Ratio (1/1/17 - 6/30/17)
Class D Shares	$1,000.00	$1,000.50	$3.27	$1,000.00	$1,021.52	$3.31	0.66%
Class T Shares	$1,000.00	$1,000.40	$3.37	$1,000.00	$1,021.42	$3.41	0.68%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2	JUNE 30, 2017

Janus Henderson Government Money Market Fund

Schedule of Investments

June 30, 2017

Principal Amounts		Value
U.S. Government Agency Notes – 50.6%
Federal Home Loan Bank Discount Notes:
0.8040%, 7/5/17	$6,000,000	$5,999,733
0.8242%, 7/7/17	3,000,000	2,999,726
0.8393%, 7/12/17	3,000,000	2,999,373
0.8845%, 7/14/17	3,000,000	2,999,193
0.6279%, 7/19/17	2,000,000	1,999,444
0.6418%, 7/21/17	3,000,000	2,999,041
0.8997%, 7/24/17	3,000,000	2,998,433
0.6127%, 7/26/17	2,500,000	2,499,025
0.6469%, 7/28/17	5,000,000	4,997,761
1.0258%, 8/1/17	3,000,000	2,997,535
0.6380%, 8/2/17	3,000,000	2,998,410
0.6469%, 8/4/17	3,000,000	2,998,281
0.6632%, 8/9/17	3,000,000	2,997,963
0.8949%, 8/10/17	3,000,000	2,997,180
0.6673%, 8/11/17	2,000,000	1,998,560
1.0362%, 8/16/17	3,000,000	2,996,222
0.9656%, 8/17/17	3,000,000	2,996,398
0.6827%, 8/18/17	2,000,000	1,998,262
1.0061%, 8/22/17	3,000,000	2,995,832
0.9708%, 8/23/17	3,000,000	2,995,897
0.9997%, 8/25/17	2,000,000	1,997,073
0.8549%, 8/30/17	3,000,000	2,995,888
1.0560%, 9/1/17	3,000,000	2,994,752
0.9055%, 9/8/17	3,000,000	2,994,971
0.9058%, 9/26/17	3,000,000	2,993,620
0.9395%, 9/29/17	3,500,000	3,492,009
0.9609%, 10/13/17	3,000,000	2,991,883
0.9517%, 10/18/17	2,000,000	1,994,377
0.7448%, 10/25/17	5,000,000	4,988,264
		88,905,106
FHLMC Multifamily VRD Certificates Taxable:
1.3200%, 1/15/42‡	5,759,157	5,759,035
Total U.S. Government Agency Notes (cost $94,664,141)		94,664,141
Variable Rate Demand Agency Notes‡ – 33.4%
AE REALTY LLC, 1.2400%, 10/1/23	680,000	680,000
Clearwater Solutions LLC, 1.2200%, 9/1/21	790,000	790,000
Cypress Bend Real Estate Development Co LLC, 1.2400%, 4/1/33	9,000,000	9,000,000
Florida Food Products Inc, 1.2400%, 12/1/22	1,940,000	1,940,000
Greer Family LLC, 1.2400%, 8/1/31	3,000,000	3,000,000
Illinois Housing Development Authority, 1.1100%, 5/1/37	390,000	390,000
Irrevocable Trust Agreement John A Thomas & Elizabeth F Thomas,
1.2400%, 12/1/20	2,500,000	2,500,000
Johnson Capital Management LLC, 1.2700%, 6/3/47	2,845,000	2,845,000
Kenneth Rosenthal Irrevocable Life Insurance Trust, 1.2400%, 4/1/36	6,425,000	6,425,000
Lake Nona Trust, 1.2400%, 10/1/44	3,000,000	3,000,000
Mesivta Yeshiva Rabbi Chaim Berlin, 1.2237%, 11/1/35	9,450,000	9,450,000
Mississippi Business Finance Corp, 1.2000%, 9/1/21	1,435,000	1,435,000
Mississippi Business Finance Corp, 1.2000%, 1/1/34	3,255,000	3,255,000
Mississippi Business Finance Corp, 1.2000%, 8/1/34	4,050,000	4,050,000
Mississippi Business Finance Corp, 1.2000%, 12/1/35	3,380,000	3,380,000
Phenix City Downtown Redevelopment Authority, 1.2400%, 2/1/33	3,790,000	3,790,000
Sacramento Redevelopment Agency Successor Agency, 1.3000%, 1/15/36	500,000	500,000
Thomas H Turner Family Irrevocably Trust, 1.2400%, 6/1/20	4,500,000	4,500,000
Tyler Enterprises LLC, 1.2400%, 10/3/22	1,625,000	1,625,000
Total Variable Rate Demand Agency Notes (cost $62,555,000)		62,555,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	3

Janus Henderson Government Money Market Fund

Schedule of Investments

June 30, 2017

Principal Amounts		Value
Repurchase Agreements(a) – 16.3%
Undivided interest of 20.3% in a joint repurchase agreement (principal amount $150,000,000 with a maturity value of $150,013,250) with RBC Capital Markets Corp., 1.0600%, dated 6/30/17, maturing 7/3/17 to be repurchased at $30,502,694 collateralized by $145,580,264 in U.S. Government Agencies 1.3450% - 8.5000%, 6/1/18 - 7/1/47 with a value of $153,000,000 (cost $30,500,000)	$30,500,000	$30,500,000
Total Investments (total cost $187,719,141) – 100.3%		187,719,141
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(500,033)
Net Assets – 100%		$187,219,108

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4	JUNE 30, 2017

Janus Henderson Government Money Market Fund

Notes to Schedule of Investments and Other Information

LLC	Limited Liability Company

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

‡	The interest rate on variable rate demand agency notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of June 30, 2017.

(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
U.S. Government Agency Notes	$-	$94,664,141	$-
Variable Rate Demand Agency Notes	-	62,555,000	-
Repurchase Agreements	-	30,500,000	-
Total Assets	$-	$187,719,141	$-

Janus Investment Fund	5

Janus Henderson Government Money Market Fund

Statement of Assets and Liabilities

June 30, 2017

Assets:
Investments, at cost(1)	$187,719,141
Investments, at value	157,219,141
Repurchase agreements, at value	30,500,000
Cash	79,358
Non-interested Trustees' deferred compensation	3,338
Receivables:
Fund shares sold	411,923
Interest	68,591
Total Assets	188,282,351
Liabilities:
Payables:	—
Fund shares repurchased	939,668
Administration services fees	76,237
Professional fees	26,048
Advisory fees	16,528
Non-interested Trustees' deferred compensation fees	3,338
Non-interested Trustees' fees and expenses	1,117
Dividends	181
Accrued expenses and other payables	126
Total Liabilities	1,063,243
Net Assets	$187,219,108
Net Assets Consist of:
Capital (par value and paid-in surplus)	$187,221,443
Undistributed net investment income/(loss)	(2,973)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	638
Total Net Assets	$187,219,108
Net Assets - Class D Shares	$179,760,767
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	179,775,578
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$7,458,341
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,458,737
Net Asset Value Per Share	$1.00

(1) Includes cost of repurchase agreements of $30,500,000.

See Notes to Financial Statements.

6	JUNE 30, 2017

Janus Henderson Government Money Market Fund

Statement of Operations

For the year ended June 30, 2017

Investment Income:
Interest	$1,208,280
Total Investment Income	1,208,280
Expenses:
Advisory fees	381,293
Administration services fees:
Class D Shares	839,048
Class T Shares	39,575
Professional fees	34,681
Non-interested Trustees’ fees and expenses	5,120
Total Expenses	1,299,717
Less: Excess Expense Reimbursement	(190,647)
Net Expenses	1,109,070
Net Investment Income/(Loss)	99,210
Net Increase/(Decrease) in Net Assets Resulting from Operations	$99,210

See Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Government Money Market Fund

Statements of Changes in Net Assets

	Year ended June 30, 2017	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$99,210	$17
Net Increase/(Decrease) in Net Assets Resulting from Operations	99,210	17
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class D Shares	(96,071)	—
Class T Shares	(3,135)	—
Net Decrease from Dividends and Distributions to Shareholders	(99,206)	—
Capital Share Transactions:
Class D Shares	18,991,338	10,648,192
Class T Shares	3,843,952	523,884
Net Increase/(Decrease) from Capital Share Transactions	22,835,290	11,172,076
Net Increase/(Decrease) in Net Assets	22,835,294	11,172,093
Net Assets:
Beginning of period	164,383,814	153,211,721
End of period	$187,219,108	$164,383,814

Undistributed Net Investment Income/(Loss)	$(2,973)	$(2,977)

See Notes to Financial Statements.

8	JUNE 30, 2017

Janus Henderson Government Money Market Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	—(1)(2)	—(1)(2)		—(1)(2)	—(2)
Net realized and unrealized gain/(loss)	—(2)	—(2)	—(2)		—(2)	—(2)
Total from Investment Operations	—	—	—		—	—
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—	—(2)		—(2)	—(2)
Distributions (from capital gains)	—	—	—		—	—
Total Dividends and Distributions	—	—	—		—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00	$1.00
Total Return*	0.05%	0.00%	0.00%		0.00%	0.01%
Net Assets, End of Period (in thousands)	$179,761	$160,769	$150,121		$165,245	$175,179
Average Net Assets for the Period (in thousands)	$181,337	$155,300	$157,321		$169,002	$178,560
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.68%	0.69%		0.68%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.28%	0.13%		0.12%	0.18%
Ratio of Net Investment Income/(Loss)	0.05%	0.00%(3)	0.00%(3)		0.00%(3)	0.00%(3)
				1

Class T Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	—(1)(2)	—(1)(2)	—(1)(2)	—(2)
Net realized and unrealized gain/(loss)	—(2)	—(2)	—(2)	—(2)	—(2)
Total from Investment Operations	—	—	—	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—	—(2)	—(2)	—(2)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	—	—	—	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.04%	0.00%	0.00%	0.00%	0.01%
Net Assets, End of Period (in thousands)	$7,458	$3,614	$3,091	$3,406	$6,569
Average Net Assets for the Period (in thousands)	$8,190	$3,323	$3,611	$6,393	$5,526
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.70%	0.71%	0.70%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.61%	0.29%	0.13%	0.12%	0.18%
Ratio of Net Investment Income/(Loss)	0.04%	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Government Money Market Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Government Money Market Fund (formerly named Janus Government Money Market Fund) (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares. Class D Shares are closed to certain new investors.

The Fund operates as a “government money market fund” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As a government money market fund, the Fund pursues its investment objectives by normally investing at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities).

As a government money market fund, the Fund is not required to impose a liquidity fee and/or a redemption gate on fund redemptions. The Trustees have determined not to subject the Fund to a liquidity fee and/or a redemption gate on fund redemptions. The Trustees have reserved its ability to change this determination with respect to liquidity fees and/or redemption gates, but only after providing appropriate prior notice to shareholders.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Liquidity

The Fund has adopted liquidity requirements (measured at the time of purchase) as noted:

The Fund will limit its investments in illiquid securities to 5% or less of its total assets.

Daily liquidity. The Fund will invest at least 10% of its total assets in “daily liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day, and/or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

Weekly liquidity. The Fund will invest at least 30% of its assets in “weekly liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

10	JUNE 30, 2017

Janus Henderson Government Money Market Fund

Notes to Financial Statements

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and

Janus Investment Fund	11

Janus Henderson Government Money Market Fund

Notes to Financial Statements

unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain

12	JUNE 30, 2017

Janus Henderson Government Money Market Fund

Notes to Financial Statements

pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the

Janus Investment Fund	13

Janus Henderson Government Money Market Fund

Notes to Financial Statements

custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

RBC Capital Markets Corp.	$30,500,000	$—	$(30,500,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.20% of its average daily net assets.

Janus Capital has voluntarily agreed to waive one-half of the Fund’s investment advisory fee. Janus Capital may also voluntarily waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Class D Shares and Class T Shares of the Fund compensate Janus Capital at an annual rate of 0.46% and 0.48%, respectively, of average daily net assets for providing certain administration services including, but not limited to, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. These amounts are disclosed as “Administration services fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested

14	JUNE 30, 2017

Janus Henderson Government Money Market Fund

Notes to Financial Statements

Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2017.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 547	$ -	$ -	$ -	$ -	$ (2,882)	$ -

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 99,206	$ -	$ -	$ -

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ -	$ -	$ (81)

5. Capital Share Transactions

	Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class D Shares:
Shares sold	171,894,845	$171,894,845	71,845,140	$71,845,141
Reinvested dividends and distributions	94,027	94,027	-	-
Shares repurchased	(152,997,534)	(152,997,534)	(61,196,948)	(61,196,949)
Net Increase/(Decrease)	18,991,338	$ 18,991,338	10,648,192	$10,648,192
Class T Shares:
Shares sold	16,585,656	$ 16,585,656	2,186,297	$ 2,186,297
Reinvested dividends and distributions	3,095	3,095	-	-
Shares repurchased	(12,744,799)	(12,744,799)	(1,662,413)	(1,662,413)
Net Increase/(Decrease)	3,843,952	$ 3,843,952	523,884	$ 523,884

Janus Investment Fund	15

Janus Henderson Government Money Market Fund

Notes to Financial Statements

6. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement which took effect upon consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a

16	JUNE 30, 2017

Janus Henderson Government Money Market Fund

Notes to Financial Statements

subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	17

Janus Henderson Government Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson Government Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Henderson Government Money Market Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian, provide a reasonable basis for our opinion.

Denver, Colorado
August 15, 2017

18	JUNE 30, 2017

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

Janus Investment Fund	19

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

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Janus Henderson Government Money Market Fund

Additional Information (unaudited)

considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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Additional Information (unaudited)

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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Additional Information (unaudited)

for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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Additional Information (unaudited)

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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Additional Information (unaudited)

had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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Additional Information (unaudited)

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2017, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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Additional Information (unaudited)

approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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Additional Information (unaudited)

reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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Additional Information (unaudited)

reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

36	JUNE 30, 2017

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

Janus Investment Fund	37

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

38	JUNE 30, 2017

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	39

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

40	JUNE 30, 2017

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	41

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

42	JUNE 30, 2017

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	43

Janus Henderson Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

44	JUNE 30, 2017

Janus Henderson Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Government Money Market Fund

Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of your Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
192,039,819.449	78,668,603.872	9,628,266.149	10,790,670.040	937,191.000	100,024,731.061

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
40.965	5.014	5.619	0.488	52.085	78.649	9.626	10.788	0.937	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
192,039,819.449	71,964,542.968	15,535,703.855	11,587,292.238	937,192.000	100,024,731.061

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
37.474	8.090	6.034	0.488	52.085	71.947	15.532	11.584	0.937	100.000

46	JUNE 30, 2017

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

48	JUNE 30, 2017

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); and Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

50	JUNE 30, 2017

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

52	JUNE 30, 2017

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Garrett Strum 151 Detroit Street Denver, CO 80206 DOB: 1981	Executive Vice President and Co-Portfolio Manager Janus Henderson Government Money Market Fund	7/17-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice

54	JUNE 30, 2017

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation (2012-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Government Money Market Fund

Notes

NotesPage1

56	JUNE 30, 2017

Janus Henderson Government Money Market Fund

Notes

NotesPage2

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93025 08-17

ANNUAL REPORT June 30, 2017

Janus Henderson High-Yield Fund (formerly named Janus High-Yield Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson High-Yield Fund

Janus Henderson High-Yield Fund (unaudited)

FUND SNAPSHOT

We believe a bottom-up, fundamentally driven investment process that is focused on free cash flow and confirming management intentions to transform and improve balance sheets can generate risk-adjusted outperformance over time. Through our comprehensive global research process and dynamic approach to managing through the credit cycle, we seek to deliver a less volatile client experience within the high yield asset class over full market cycles.

Seth Meyer co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

During the one year period ended June 30, 2017, Janus Henderson High-Yield Fund’s Class I Shares returned 10.67% compared with a 12.70% return for the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index.

MARKET ENVIRONMENT

Rates rallied through the first few days of the period as market participants digested the United Kingdom’s decision to exit the European Union. Accommodative monetary policy abroad also drove investors toward the relatively attractive yields on U.S. Treasurys, pushing the yield on the 10-year note to all-time lows. The “risk-off” mindset was, however, short-lived. Corporate credit spreads quickly resumed tightening and rates generally rose as market concerns ebbed. U.S. economic data was improving and signs of inflation emerged. The unexpected election of Donald Trump to the U.S. presidency kept corporate credit in favor, as investors expressed optimism over the new administration’s pro-growth, business-friendly platform. In December, the Federal Reserve (Fed) announced an increase to the target federal funds rate, its first of three during the period.

In the latter half of the period, Washington’s general lack of progress on reform initiatives caused investors to begin reassessing the prospect of reflation. Downward pressure on the price of crude oil amid a ramp-up in U.S. production created further uncertainty on the inflation front. Economic data also softened, with core inflation, for example, falling below the Fed’s 2% target. Intermediate and longer dated Treasurys rallied as investors expressed renewed concern over the economic outlook. Still, Fed Chairwoman Janet Yellen indicated that the economy was likely healthy enough to withstand additional interest rate increases. These comments, along with a stream of hawkish comments from other developed-world central bank leaders, caused rates to sell off near period end.

Despite these gyrations, rates rose across the U.S. Treasury curve over the course of the year. The yield on the 10-year note finished June at 2.30%, up from 1.47% a year prior. The yield on the 5-year note ended the period at 1.89%, up from 1.0%. Corporate credit registered strong gains, and both investment-grade and high-yield spreads tightened substantially.

PERFORMANCE DISCUSSION

The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index. While we captured a significant portion of the upside over the period, our security selection detracted from relative performance. Idiosyncratic risk in a number of holdings weighed on results. Despite generating positive returns, our out-of-index position in bank loans also detracted on a relative basis. The asset class did not keep pace with the benchmark constituents over the period. With strong performance in high yield, our cash position further weighed on results. Cash is not used as a strategy within the Fund but is a residual of our bottom-up, fundamental investment process. An out of index allocation to investment-grade corporate credit contributed to relative performance.

At the credit sector level, relative detractors included oil field services, independent energy and wireless communications. Within oil field services, Bristow Group, which provides helicopter services to both the offshore energy industry and search and rescue missions, was a significant driver of underperformance. Negative sentiment surrounded the issuer amid weakness in offshore drilling and as concerns grew around the company’s liquidity outlook for 2017. In our view, the underlying value of Bristow’s helicopter assets offsets any liquidity concerns. Additionally, management is actively addressing the company’s upcoming maturities.

Underperformance in wireless communications was due in part to our underweight allocation in Sprint, the leading individual detractor from relative results. Positive

Janus Investment Fund	1

Janus Henderson High-Yield Fund (unaudited)

sentiment surrounded the issuer’s ability to enhance subscribership early in the period. Additionally, the liquid nature of the debt saw strong demand. We believe Sprint made smart balance sheet choices over the period, and we added to our position.

Also at the individual issuer level, a position in food-processing company JBS USA detracted from relative performance. The company is a wholly owned subsidiary of Brazil-based JBS S.A., the world’s largest processor of fresh beef and pork. Negative sentiment surrounded both entities as the Brazilian business was caught up in a corruption scandal during the period. We continue to own the U.S. entity. The outlook for the beef industry is favorable, in our view. We anticipate increasing herd sizes to continue contributing to strong margins in the business.

Relative sector contributors included health care, packaging and home construction. Within health care, lack of exposure to a benchmark constituent that declined over 60% during the period aided outperformance. Security selection drove outperformance in both packaging and home construction.

Hard drive manufacturer Seagate Technology was the top individual contributor during the period. Seagate has reported stronger, more stable results over the past few quarters amid robust storage demand for personal computers and enterprise infrastructure.

Jack Ohio, affiliate of Jack Entertainment, was another strong performer on a relative basis. Positive sentiment surrounded the Midwest gaming company for its intra-period debt restructuring. Upward momentum in gaming trends further supported the credit. We remain favorable on the position, as we anticipate continued margin improvement will result in deleveraging.

Florida East Coast Railway, which runs the most direct rail line between Orlando and Miami, also contributed to relative performance. Positive sentiment surrounded the issuer when its owner, Fortress Investment Group, announced plans to sell the business. Optimism over infrastructure spending by the Trump administration also contributed to spread tightening in the name.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

U.S. growth and inflation will likely remain subdued for the remainder of the year. We anticipate the long end of the Treasury curve will be generally range-bound as investors express concern around the U.S. economic outlook and amid a robust global demand for yield. Yields on the front end of the curve should continue to climb as the Fed looks to tighten. We are mindful that heightened rate volatility, over the Fed’s eagerness to normalize both interest rates and its balance sheet, could flow through to volatility in the high-yield space. We are actively reducing the rate sensitivity of the Fund.

High-yield spreads continue to approach the tightest levels of the cycle, and we see limited potential for further spread tightening. While corporate fundamentals are decent, companies continue to face weak top-line growth, moderate wage pressures and climbing health care costs. Relief in the form of pro-business policies is still likely to come from the Trump administration, but any initiatives will likely be diluted and take much longer to implement versus original expectations. Without business-friendly initiatives from Washington, the sustainability of margins comes into question, in our view. If second quarter earnings are at or above consensus, further support for moderate spread tightening and a continued sideways grind in the credit markets are likely. However, a disappointing earnings season could result in the delay of business investment until 2018, potentially causing risk markets to pull back and corporate credit spreads to widen. Sustained weakness in the price of crude oil, particularly if it drops below $40 per barrel, could present further challenges for high yield.

Our analysts are focused on identifying high-quality business models in traditionally defensive, non-cyclical sectors. We continue to seek issuers with management teams dedicated to sound balance sheets and those with transformational balance sheet stories. In our view, security avoidance is equally as important as security selection, particularly as the end of the credit-cycle draws near. Our approach reflects our objective of delivering a less volatile client experience within the high-yield asset class

Thank you for your investment in Janus Henderson High-Yield Fund.

2	JUNE 30, 2017

Janus Henderson High-Yield Fund (unaudited)

Fund At A Glance

June 30, 2017

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	5.11%	5.11%
Class A Shares MOP	4.87%	4.87%
Class C Shares**	4.40%	4.40%
Class D Shares	5.35%	5.35%
Class I Shares	5.45%	5.45%
Class N Shares	5.49%	5.49%
Class R Shares	4.73%	4.73%
Class S Shares	4.99%	4.99%
Class T Shares	5.24%	5.24%
Weighted Average Maturity		6.4 Years
Average Effective Duration***		3.6 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
BBB	3.6%
BB	22.6%
B	46.3%
CCC	15.4%
CC	0.3%
Not Rated	6.4%
Other	5.4%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	84.7%
Bank Loans and Mezzanine Loans	5.7%
Investment Companies	4.7%
Asset-Backed/Commercial Mortgage-Backed Securities	2.9%
Common Stocks	0.2%
Preferred Stocks	0.2%
Other	1.6%
100.0%

Janus Investment Fund	3

Janus Henderson High-Yield Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2017					per the October 28, 2016 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	10.32%	5.80%	6.52%	7.45%	1.00%
Class A Shares at MOP	5.04%	4.78%	6.00%	7.21%
Class C Shares at NAV	9.57%	5.04%	5.78%	6.70%	1.71%
Class C Shares at CDSC	8.57%	5.04%	5.78%	6.70%
Class D Shares(1)	10.56%	6.03%	6.72%	7.56%	0.78%
Class I Shares	10.67%	6.09%	6.65%	7.52%	0.70%
Class N Shares	10.73%	6.17%	6.65%	7.52%	0.63%
Class R Shares	9.77%	5.37%	6.08%	6.98%	1.38%
Class S Shares	10.05%	5.65%	6.36%	7.24%	1.13%
Class T Shares	10.47%	5.94%	6.65%	7.52%	0.87%
Bloomberg Barclays U.S. Corporate High-Yield Bond Index	12.70%	6.89%	7.67%	7.29%
Morningstar Quartile - Class T Shares	3rd	2nd	2nd	1st
Morningstar Ranking - based on total returns for High Yield Bond Funds	437/728	270/585	163/482	14/204

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

4	JUNE 30, 2017

Janus Henderson High-Yield Fund (unaudited)

Performance

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund's former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund's former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

* The Fund’s inception date – December 29, 1995

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson High-Yield Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Net Annualized Expense Ratio (1/1/17 - 6/30/17)
Class A Shares	$1,000.00	$1,035.20	$5.00	$1,000.00	$1,019.89	$4.96	0.99%
Class C Shares	$1,000.00	$1,031.80	$8.41	$1,000.00	$1,016.51	$8.35	1.67%
Class D Shares	$1,000.00	$1,036.40	$3.89	$1,000.00	$1,020.98	$3.86	0.77%
Class I Shares	$1,000.00	$1,035.70	$3.38	$1,000.00	$1,021.47	$3.36	0.67%
Class N Shares	$1,000.00	$1,037.20	$3.13	$1,000.00	$1,021.72	$3.11	0.62%
Class R Shares	$1,000.00	$1,032.10	$6.90	$1,000.00	$1,018.00	$6.85	1.37%
Class S Shares	$1,000.00	$1,033.50	$5.55	$1,000.00	$1,019.34	$5.51	1.10%
Class T Shares	$1,000.00	$1,036.00	$4.29	$1,000.00	$1,020.58	$4.26	0.85%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2017

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 2.9%
Icon Brand Holdings LLC, 4.2290%, 1/25/43 (144A)	$7,629,649	$7,238,934
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
3.3920%, 11/15/43 (144A)	9,786,404	8,795,976
JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11,
7.6250%, 4/15/46 (144A)	9,838,877	9,818,169
JP Morgan Chase Commercial Mortgage Securities Trust 2014-DSTY,
3.9314%, 6/10/27 (144A)‡	10,571,000	9,913,161
LB-UBS Commercial Mortgage Trust 2007-C7, 6.4996%, 9/15/45‡	4,527,000	4,499,312
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4830%, 12/15/43‡	8,769,706	8,682,791
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.5130%, 12/15/43‡	12,534,249	12,097,044
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $60,944,013)		61,045,387
Bank Loans and Mezzanine Loans – 5.7%
Asset-Backed Securities – 0.7%
Cosmo Junior Mezz Note A4, 9.5900%, 11/9/19‡	13,610,000	13,610,000
Basic Industry – 1.3%
Blackhawk Mining LLC, 10.7100%, 2/17/22‡	16,564,324	14,121,086
Oxbow Energy Solutions LLC, 8.2261%, 1/17/20‡	12,110,000	12,140,275
		26,261,361
Capital Goods – 0.4%
Consolidated Container Co LLC, 4.7261%, 5/22/24‡	3,480,000	3,493,781
Ozark Holdings Inc, 0%, 7/3/23(a),‡	4,501,000	4,534,758
		8,028,539
Consumer Cyclical – 1.0%
Casablanca US Holdings Inc, 10.1468%, 3/31/25‡	9,931,000	9,931,000
Delta 2 Lux Sarl, 8.0044%, 7/29/22‡	6,609,600	6,645,027
Hudson's Bay Co, 4.5464%, 9/30/22‡	5,635,369	5,316,971
		21,892,998
Consumer Non-Cyclical – 1.2%
Del Monte Foods Inc, 8.6900%, 8/18/21‡	1,344,000	908,316
Moran Foods LLC, 7.2261%, 12/5/23‡	9,909,205	9,748,180
Serta Simmons Bedding LLC, 9.1793%, 11/8/24‡	15,169,000	15,099,526
		25,756,022
Energy – 0.9%
Chesapeake Energy Corp, 8.6864%, 8/23/21‡	14,922,000	15,765,093
Chief Exploration & Development LLC, 7.9324%, 5/16/21‡	2,150,000	2,066,688
		17,831,781
Real Estate Investment Trusts (REITs) – 0%
DTZ US Borrower LLC, 9.4218%, 11/4/22‡	622,298	620,226
Technology – 0.2%
Almonde Inc, 8.4084%, 6/13/24(a),‡	4,881,000	4,964,660
Total Bank Loans and Mezzanine Loans (cost $120,431,344)		118,965,587
Corporate Bonds – 84.7%
Basic Industry – 5.4%
Aleris International Inc, 9.5000%, 4/1/21 (144A)	9,987,000	10,269,532
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp,
7.5000%, 5/1/25 (144A)	10,417,000	10,950,871
ArcelorMittal, 7.5000%, 10/15/39	12,474,000	13,986,472
Axalta Coating Systems LLC, 4.8750%, 8/15/24 (144A)	4,934,000	5,094,355
CF Industries Inc, 4.9500%, 6/1/43	7,781,000	6,691,660
CF Industries Inc, 5.3750%, 3/15/44	4,682,000	4,190,390
Ferroglobe PLC / Globe Specialty Metals Inc, 9.3750%, 3/1/22 (144A)	8,020,000	8,621,500
Freeport-McMoRan Inc, 3.8750%, 3/15/23	11,211,000	10,426,230
Grinding Media Inc / MC Grinding Media Canada Inc, 7.3750%, 12/15/23 (144A)	4,734,000	5,148,225
IAMGOLD Corp, 7.0000%, 4/15/25 (144A)	3,826,000	3,940,780
Kaiser Aluminum Corp, 5.8750%, 5/15/24	6,519,000	6,861,248
Kissner Holdings LP / Kissner Milling Co Ltd / BSC Holding Inc / Kissner USA,
8.3750%, 12/1/22 (144A)	5,280,000	5,478,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Basic Industry – (continued)
Platform Specialty Products Corp, 10.3750%, 5/1/21 (144A)	$9,939,000	$10,995,019
Platform Specialty Products Corp, 6.5000%, 2/1/22 (144A)	6,111,000	6,309,608
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	2,951,000	3,408,405
		112,372,295
Capital Goods – 6.3%
Arconic Inc, 5.9500%, 2/1/37	9,778,000	9,851,335
ARD Finance SA, 7.1250%, 9/15/23	8,116,000	8,663,018
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
7.2500%, 5/15/24 (144A)	11,640,000	12,731,250
Ball Corp, 5.2500%, 7/1/25	10,107,000	11,155,601
Bombardier Inc, 8.7500%, 12/1/21 (144A)	7,104,000	7,885,440
Engility Corp, 8.8750%, 9/1/24	11,933,000	12,962,221
Herc Rentals Inc, 7.5000%, 6/1/22 (144A)	8,103,000	8,548,665
Herc Rentals Inc, 7.7500%, 6/1/24 (144A)	5,300,000	5,591,500
NCI Building Systems Inc, 8.2500%, 1/15/23 (144A)	2,240,000	2,422,000
Ritchie Bros Auctioneers Inc, 5.3750%, 1/15/25 (144A)	6,192,000	6,455,160
Summit Materials LLC / Summit Materials Finance Corp, 8.5000%, 4/15/22	13,577,000	15,342,010
Summit Materials LLC / Summit Materials Finance Corp,
5.1250%, 6/1/25 (144A)	4,833,000	4,953,825
Tennant Co, 5.6250%, 5/1/25 (144A)	6,377,000	6,695,850
TransDigm Inc, 6.3750%, 6/15/26	5,621,000	5,705,315
Zekelman Industries Inc, 9.8750%, 6/15/23 (144A)	10,694,000	12,017,382
		130,980,572
Communications – 17.1%
Altice Financing SA, 6.6250%, 2/15/23 (144A)	18,193,000	19,301,681
Altice Finco SA, 7.6250%, 2/15/25 (144A)	11,201,000	11,957,067
Altice Luxembourg SA, 7.6250%, 2/15/25 (144A)	4,961,000	5,457,100
Block Communications Inc, 6.8750%, 2/15/25 (144A)	10,667,000	11,440,357
Cablevision Systems Corp, 5.8750%, 9/15/22	12,420,000	13,056,525
CCO Holdings LLC / CCO Holdings Capital Corp, 5.3750%, 5/1/25 (144A)	10,269,000	10,936,485
CCO Holdings LLC / CCO Holdings Capital Corp, 5.5000%, 5/1/26 (144A)	4,811,000	5,105,674
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/27 (144A)	16,513,000	16,884,542
CCO Holdings LLC / CCO Holdings Capital Corp, 5.8750%, 5/1/27 (144A)	11,523,000	12,315,206
CenturyLink Inc, 7.5000%, 4/1/24	14,466,000	15,840,270
Cequel Communications Holdings I LLC / Cequel Capital Corp,
7.7500%, 7/15/25 (144A)	9,356,000	10,338,380
Clear Channel Worldwide Holdings Inc, 6.5000%, 11/15/22	20,379,000	20,943,498
CSC Holdings LLC, 10.1250%, 1/15/23 (144A)	8,284,000	9,609,440
DISH DBS Corp, 5.8750%, 7/15/22	2,715,000	2,918,625
DISH DBS Corp, 5.8750%, 11/15/24	2,973,000	3,172,102
DISH DBS Corp, 7.7500%, 7/1/26	4,451,000	5,274,435
Frontier Communications Corp, 8.5000%, 4/15/20	3,478,000	3,656,248
GTT Communications Inc, 7.8750%, 12/31/24 (144A)	3,740,000	4,001,800
Intelsat Jackson Holdings SA, 5.5000%, 8/1/23	8,113,000	6,713,508
Intelsat Jackson Holdings SA, 8.0000%, 2/15/24 (144A)	4,896,000	5,275,440
Level 3 Financing Inc, 5.1250%, 5/1/23	4,894,000	5,080,559
Level 3 Financing Inc, 5.2500%, 3/15/26	4,903,000	5,087,402
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 7.8750%, 5/15/24 (144A)	11,454,000	11,081,745
Netflix Inc, 5.7500%, 3/1/24	2,509,000	2,737,946
Netflix Inc, 4.3750%, 11/15/26 (144A)	2,557,000	2,550,608
Nexstar Broadcasting Inc, 5.6250%, 8/1/24 (144A)†	15,581,000	15,775,762
RR Donnelley & Sons Co, 6.0000%, 4/1/24	2,508,000	2,442,165
Salem Media Group Inc, 6.7500%, 6/1/24 (144A)	3,197,000	3,268,933
SFR Group SA, 6.2500%, 5/15/24 (144A)	5,108,000	5,395,325
SFR Group SA, 7.3750%, 5/1/26 (144A)	28,050,000	30,434,250
Sprint Communications Inc, 6.0000%, 11/15/22	7,222,000	7,655,320
Sprint Corp, 7.1250%, 6/15/24	23,796,000	26,473,050
T-Mobile USA Inc, 6.0000%, 3/1/23	5,602,000	5,929,325

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2017

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Communications – (continued)
Townsquare Media Inc, 6.5000%, 4/1/23 (144A)	$10,367,000	$10,444,752
UPCB Finance IV Ltd, 5.3750%, 1/15/25 (144A)	11,314,000	11,837,272
Zayo Group LLC / Zayo Capital Inc, 5.7500%, 1/15/27 (144A)	15,162,000	15,863,242
		356,256,039
Consumer Cyclical – 15.9%
American Axle & Manufacturing Inc, 6.2500%, 4/1/25 (144A)	10,763,000	10,493,925
American Tire Distributors Inc, 10.2500%, 3/1/22 (144A)	6,145,000	6,360,075
Ashton Woods USA LLC / Ashton Woods Finance Co, 6.8750%, 2/15/21 (144A)	5,812,000	5,928,240
Brinker International Inc, 5.0000%, 10/1/24 (144A)	5,123,000	5,097,385
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 8.0000%, 10/1/20	13,854,000	14,269,620
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 11.0000%, 10/1/21	5,501,000	5,886,070
CCM Merger Inc, 6.0000%, 3/15/22 (144A)	4,180,000	4,284,500
Century Communities Inc, 6.8750%, 5/15/22	19,671,000	20,654,550
Century Communities Inc, 5.8750%, 7/15/25 (144A)	12,416,000	12,353,920
Crescent Communities LLC/Crescent Ventures Inc, 8.8750%, 10/15/21 (144A)	2,992,000	3,141,600
Hunt Cos Inc, 9.6250%, 3/1/21 (144A)†	20,692,000	21,830,060
International Game Technology PLC, 6.2500%, 2/15/22 (144A)	4,827,000	5,273,498
International Game Technology PLC, 6.5000%, 2/15/25 (144A)†	5,204,000	5,711,390
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp, 6.7500%, 11/15/21 (144A)	7,184,000	7,507,280
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp, 10.2500%, 11/15/22 (144A)	14,580,000	15,997,030
Jacobs Entertainment Inc, 7.8750%, 2/1/24 (144A)	16,407,000	17,801,595
JC Penney Corp Inc, 8.1250%, 10/1/19	2,388,000	2,608,890
JC Penney Corp Inc, 5.8750%, 7/1/23 (144A)	10,391,000	10,313,067
Landry's Inc, 6.7500%, 10/15/24 (144A)†	15,456,000	15,823,080
Levi Strauss & Co, 5.0000%, 5/1/25	4,744,000	4,957,480
Men's Wearhouse Inc, 7.0000%, 7/1/22	17,149,000	15,005,375
Meritage Homes Corp, 5.1250%, 6/6/27 (144A)	5,536,000	5,542,920
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	3,800,000	4,142,000
Mohegan Tribal Gaming Authority, 7.8750%, 10/15/24 (144A)	15,321,000	15,933,840
New Home Co Inc, 7.2500%, 4/1/22 (144A)	4,428,000	4,582,980
Performance Food Group Inc, 5.5000%, 6/1/24 (144A)	5,139,000	5,306,018
PetSmart Inc, 7.1250%, 3/15/23 (144A)	3,248,000	2,890,720
PF Chang's China Bistro Inc, 10.2500%, 6/30/20 (144A)	17,980,000	18,294,650
Playa Resorts Holding BV, 8.0000%, 8/15/20 (144A)	14,622,000	15,279,990
PulteGroup Inc, 5.5000%, 3/1/26	7,543,000	8,033,295
Rite Aid Corp, 6.1250%, 4/1/23 (144A)	25,051,000	24,643,921
Station Casinos LLC, 7.5000%, 3/1/21†	3,664,000	3,810,560
Sugarhouse HSP Gaming Prop Mezz LP / Sugarhouse HSP Gaming Finance Corp,
5.8750%, 5/15/25 (144A)	5,896,000	5,748,600
WCI Communities Inc / Lennar Corp, 6.8750%, 8/15/21	5,830,000	6,067,223
		331,575,347
Consumer Non-Cyclical – 16.4%
Air Medical Group Holdings Inc, 6.3750%, 5/15/23 (144A)	7,129,000	6,754,728
B&G Foods Inc, 5.2500%, 4/1/25	4,178,000	4,261,560
Capsugel SA, 7.0000%, 5/15/19 (144A)	5,665,000	5,665,000
CHS/Community Health Systems Inc, 8.0000%, 11/15/19	6,260,000	6,291,300
CHS/Community Health Systems Inc, 6.8750%, 2/1/22	2,854,000	2,493,683
CHS/Community Health Systems Inc, 6.2500%, 3/31/23	13,589,000	14,028,604
DaVita Inc, 5.0000%, 5/1/25	10,526,000	10,552,315
Dole Food Co Inc, 7.2500%, 6/15/25 (144A)	20,585,000	21,408,400
Eagle Holding Co II LLC, 7.6250%, 5/15/22 (144A)	5,301,000	5,453,404
HCA Inc, 5.3750%, 2/1/25	31,037,000	32,746,443
Horizon Pharma Inc, 6.6250%, 5/1/23	1,794,000	1,686,360
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	11,995,000	11,989,002
JBS USA LUX SA / JBS USA Finance Inc, 5.7500%, 6/15/25 (144A)	14,142,000	13,293,480
Lamb Weston Holdings Inc, 4.6250%, 11/1/24 (144A)	2,260,000	2,327,800

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
MEDNAX Inc, 5.2500%, 12/1/23 (144A)	$5,540,000	$5,706,200
MPH Acquisition Holdings LLC, 7.1250%, 6/1/24 (144A)	13,050,000	13,914,562
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp, 5.8750%, 1/15/24	3,136,000	3,347,680
Post Holdings Inc, 5.0000%, 8/15/26 (144A)	14,621,000	14,584,447
Post Holdings Inc, 5.7500%, 3/1/27 (144A)	7,111,000	7,306,553
Quintiles IMS Inc, 5.0000%, 10/15/26 (144A)	5,129,000	5,289,281
Simmons Foods Inc, 7.8750%, 10/1/21 (144A)	14,410,000	15,310,625
SUPERVALU Inc, 6.7500%, 6/1/21	14,609,000	14,316,820
SUPERVALU Inc, 7.7500%, 11/15/22	5,280,000	5,134,800
Team Health Holdings Inc, 6.3750%, 2/1/25 (144A)	7,597,000	7,369,090
Tenet Healthcare Corp, 8.0000%, 8/1/20	7,778,000	7,875,225
Tenet Healthcare Corp, 8.1250%, 4/1/22	17,350,000	18,434,375
Tenet Healthcare Corp, 6.7500%, 6/15/23	11,557,000	11,557,000
THC Escrow Corp III, 5.1250%, 5/1/25 (144A)	5,419,000	5,439,321
THC Escrow Corp III, 7.0000%, 8/1/25 (144A)	6,387,000	6,363,049
TreeHouse Foods Inc, 6.0000%, 2/15/24 (144A)	5,978,000	6,366,570
Universal Hospital Services Inc, 7.6250%, 8/15/20	13,652,000	13,873,845
Valeant Pharmaceuticals International, 6.3750%, 10/15/20 (144A)	22,297,000	21,600,219
Valeant Pharmaceuticals International, 7.2500%, 7/15/22 (144A)	11,867,000	11,154,980
Valeant Pharmaceuticals International Inc, 6.1250%, 4/15/25 (144A)	8,630,000	7,303,138
		341,199,859
Electric – 0.9%
Calpine Corp, 5.3750%, 1/15/23	5,273,000	5,141,175
Calpine Corp, 5.5000%, 2/1/24	5,331,000	5,051,123
Dynegy Inc, 6.7500%, 11/1/19	3,165,000	3,263,906
Dynegy Inc, 7.3750%, 11/1/22	5,266,000	5,200,175
		18,656,379
Energy – 10.9%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp,
7.8750%, 12/15/24 (144A)	4,645,000	4,679,838
Boardwalk Pipelines LP, 5.9500%, 6/1/26	5,280,000	5,879,892
Bristow Group Inc, 6.2500%, 10/15/22	12,181,000	7,795,840
Chesapeake Energy Corp, 5.7500%, 3/15/23	10,560,000	9,583,200
Chesapeake Energy Corp, 5.5000%, 9/15/26 (144A)	6,959,000	6,506,665
Endeavor Energy Resources LP / EER Finance Inc, 7.0000%, 8/15/21 (144A)	16,410,000	16,984,350
Endeavor Energy Resources LP / EER Finance Inc, 8.1250%, 9/15/23 (144A)	8,913,000	9,414,356
Energy Transfer Equity LP, 5.8750%, 1/15/24	5,391,000	5,714,460
Energy Transfer Equity LP, 5.5000%, 6/1/27	3,995,000	4,134,825
Ensco PLC, 5.7500%, 10/1/44	8,749,000	5,774,340
Great Western Petroleum LLC / Great Western Finance Corp,
9.0000%, 9/30/21 (144A)	15,722,000	15,525,475
HollyFrontier Corp, 5.8750%, 4/1/26	9,956,000	10,551,299
Jones Energy Holdings LLC / Jones Energy Finance Corp, 6.7500%, 4/1/22	16,173,000	11,401,965
NGL Energy Partners LP / NGL Energy Finance Corp, 7.5000%, 11/1/23 (144A)	7,862,000	7,753,898
NGL Energy Partners LP / NGL Energy Finance Corp, 6.1250%, 3/1/25 (144A)	9,153,000	8,374,995
Noble Holding International Ltd, 4.6250%, 3/1/21	2,663,000	2,177,003
Noble Holding International Ltd, 3.9500%, 3/15/22	5,638,000	4,482,210
Noble Holding International Ltd, 7.7500%, 1/15/24	4,384,000	3,460,335
Noble Holding International Ltd, 8.7000%, 4/1/45	1,672,000	1,195,480
PBF Holding Co LLC / PBF Finance Corp, 7.2500%, 6/15/25 (144A)	10,677,000	10,289,959
Rice Energy Inc, 6.2500%, 5/1/22	6,448,000	6,738,160
Sabine Pass Liquefaction LLC, 5.8750%, 6/30/26	7,233,000	8,095,152
SESI LLC, 6.3750%, 5/1/19	4,337,000	4,293,630
SESI LLC, 7.1250%, 12/15/21	8,924,000	8,500,110
Seven Generations Energy Ltd, 6.7500%, 5/1/23 (144A)	6,481,000	6,724,038
SM Energy Co, 6.5000%, 11/15/21	2,259,000	2,196,878
SM Energy Co, 6.5000%, 1/1/23	19,886,000	18,941,415
SM Energy Co, 5.6250%, 6/1/25	1,829,000	1,650,673
Sunoco LP / Sunoco Finance Corp, 6.3750%, 4/1/23	7,448,000	7,869,557

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2017

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Weatherford International Ltd, 7.0000%, 3/15/38	$7,064,000	$6,039,720
Weatherford International Ltd, 6.7500%, 9/15/40	3,988,000	3,429,680
		226,159,398
Finance Companies – 1.5%
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	15,062,000	15,744,610
Park Aerospace Holdings Ltd, 5.5000%, 2/15/24 (144A)	7,280,000	7,603,960
Quicken Loans Inc, 5.7500%, 5/1/25 (144A)	7,536,000	7,780,920
		31,129,490
Financial Institutions – 1.0%
Kennedy-Wilson Inc, 5.8750%, 4/1/24	20,477,000	21,116,906
Industrial – 1.8%
Booz Allen Hamilton Inc, 5.1250%, 5/1/25 (144A)	3,009,000	2,956,343
Great Lakes Dredge & Dock Corp, 8.0000%, 5/15/22 (144A)	4,112,000	4,189,100
Greystar Real Estate Partners LLC, 8.2500%, 12/1/22 (144A)	5,310,000	5,721,525
Howard Hughes Corp, 5.3750%, 3/15/25 (144A)	11,819,000	12,084,927
KAR Auction Services Inc, 5.1250%, 6/1/25 (144A)	4,565,000	4,650,594
Park-Ohio Industries Inc, 6.6250%, 4/15/27 (144A)	6,286,000	6,600,300
		36,202,789
Real Estate Investment Trusts (REITs) – 0.6%
CyrusOne LP / CyrusOne Finance Corp, 5.0000%, 3/15/24 (144A)	8,272,000	8,520,160
Forest City Realty Trust Inc, 3.6250%, 8/15/20	3,558,000	4,009,421
		12,529,581
Technology – 3.8%
Alliance Data Systems Corp, 5.8750%, 11/1/21 (144A)	6,024,000	6,234,840
Blackboard Inc, 9.7500%, 10/15/21 (144A)	22,276,000	20,939,440
CommScope Technologies LLC, 6.0000%, 6/15/25 (144A)	4,739,000	5,058,883
Donnelley Financial Solutions Inc, 8.2500%, 10/15/24	9,893,000	10,486,580
First Data Corp, 7.0000%, 12/1/23 (144A)	7,603,000	8,116,203
Seagate HDD Cayman, 4.8750%, 6/1/27	18,351,000	18,328,245
Sensata Technologies BV, 5.6250%, 11/1/24 (144A)	9,485,000	10,172,662
		79,336,853
Transportation – 3.1%
Eletson Holdings Inc, 9.6250%, 1/15/22 (144A)	9,605,000	7,876,100
Florida East Coast Holdings Corp, 6.7500%, 5/1/19 (144A)	21,885,000	22,440,879
Florida East Coast Holdings Corp, 9.7500%, 5/1/20 (144A)	11,564,000	12,416,845
Hertz Corp, 7.6250%, 6/1/22 (144A)	5,546,000	5,532,690
Watco Cos LLC / Watco Finance Corp, 6.3750%, 4/1/23 (144A)	15,437,000	16,093,072
		64,359,586
Total Corporate Bonds (cost $1,715,801,214)		1,761,875,094
Common Stocks – 0.2%
Containers & Packaging – 0.1%
Ardagh Group SA	.122,920	2,779,221
Specialty Retail – 0.1%
Quiksilver Inc Bankruptcy Equity Certificate (144A)*,§	132,324	2,211,134
Total Common Stocks (cost $4,872,131)		4,990,355
Preferred Stocks – 0.2%
Oil, Gas & Consumable Fuels – 0.2%
Hess Corp, 8.0000% (cost $4,167,285)	71,592	3,981,947
Investment Companies – 4.7%
Money Markets – 4.7%
Janus Cash Liquidity Fund LLC, 0.9803%ºº,£ (cost $97,145,754)	97,145,754	97,145,754
Total Investments (total cost $2,003,361,741) – 98.4%		2,048,004,124
Cash, Receivables and Other Assets, net of Liabilities – 1.6%		33,228,598
Net Assets – 100%		$2,081,232,722

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,799,796,519	87.9%
Luxembourg	71,354,286	3.5
Canada	39,208,794	1.9
Ireland	38,859,041	1.9
France	35,829,575	1.7
Brazil	25,282,482	1.2
United Kingdom	17,960,055	0.9
Netherlands	11,837,272	0.6
Greece	7,876,100	0.4

Total	$2,048,004,124	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2017

Janus Henderson High-Yield Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays U.S. Corporate High-Yield Bond Index	Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the US dollar-denominated, high yield, fixed-rate corporate bond market.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2017 is $1,122,497,562, which represents 53.9% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2017, is $39,669,498.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of June 30, 2017.

ºº	Rate shown is the 7-day yield as of June 30, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2017. Unless otherwise indicated, all information in the table is for the year ended June 30, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 6/30/17	Gain/(Loss)	Income	at 6/30/17

Janus Cash Liquidity Fund LLC	173,861,632	1,383,685,122	(1,460,401,000)	97,145,754	$—	$548,514	$97,145,754

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2017)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Quiksilver Inc Bankruptcy Equity Certificate	5/27/16	$2,536,651	$2,211,134	0.1%

The Fund has registration rights for certain restricted securities held as of June 30, 2017. The issuer incurs all registration costs.

Janus Investment Fund	13

Janus Henderson High-Yield Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$61,045,387	$-
Bank Loans and Mezzanine Loans	-	118,965,587	-
Corporate Bonds	-	1,761,875,094	-
Common Stocks
Containers & Packaging	2,779,221	-	-
Specialty Retail	-	-	2,211,134
Preferred Stocks	-	3,981,947	-
Investment Companies	-	97,145,754	-
Total Assets	$2,779,221	$2,043,013,769	$2,211,134

14	JUNE 30, 2017

Janus Henderson High-Yield Fund

Statement of Assets and Liabilities

June 30, 2017

Assets:
Investments, at cost	$2,003,361,741
Unaffiliated investments, at value	1,950,858,370
Affiliated investments, at value	97,145,754
Cash	7,194,203
Non-interested Trustees' deferred compensation	37,063
Receivables:
Interest	31,103,961
Investments sold	27,540,390
Fund shares sold	1,631,972
Dividends from affiliates	95,720
Other assets	6,371
Total Assets	2,115,613,804
Liabilities:
Payables:	—
Investments purchased	16,667,936
Fund shares repurchased	13,528,686
Dividends	2,577,407
Advisory fees	1,044,157
Transfer agent fees and expenses	304,042
Professional fees	64,062
12b-1 Distribution and shareholder servicing fees	48,015
Non-interested Trustees' deferred compensation fees	37,063
Fund administration fees	17,581
Non-interested Trustees' fees and expenses	11,921
Custodian fees	1,032
Accrued expenses and other payables	79,180
Total Liabilities	34,381,082
Net Assets	$2,081,232,722

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson High-Yield Fund

Statement of Assets and Liabilities

June 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,182,851,498
Undistributed net investment income/(loss)	209,280
Undistributed net realized gain/(loss) from investments	(146,481,026)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	44,652,970
Total Net Assets	$2,081,232,722
Net Assets - Class A Shares	$39,747,322
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,678,165
Net Asset Value Per Share(1)	$8.50
Maximum Offering Price Per Share(2)	$8.92
Net Assets - Class C Shares	$43,169,464
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,078,988
Net Asset Value Per Share(1)	$8.50
Net Assets - Class D Shares	$376,110,989
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	44,261,203
Net Asset Value Per Share	$8.50
Net Assets - Class I Shares	$766,951,693
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	90,218,606
Net Asset Value Per Share	$8.50
Net Assets - Class N Shares	$30,454,817
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,583,115
Net Asset Value Per Share	$8.50
Net Assets - Class R Shares	$1,446,606
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	170,359
Net Asset Value Per Share	$8.49
Net Assets - Class S Shares	$1,702,029
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	199,944
Net Asset Value Per Share	$8.51
Net Assets - Class T Shares	$821,649,802
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	96,676,483
Net Asset Value Per Share	$8.50

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

16	JUNE 30, 2017

Janus Henderson High-Yield Fund

Statement of Operations

For the year ended June 30, 2017

Investment Income:
Interest	$135,247,093
Dividends	728,007
Dividends from affiliates	548,514
Other income	4,350,431
Foreign tax withheld	(44,591)
Total Investment Income	140,829,454
Expenses:
Advisory fees	11,632,224
12b-1Distribution and shareholder servicing fees:
Class A Shares	150,630
Class C Shares	454,352
Class R Shares	7,325
Class S Shares	4,526
Transfer agent administrative fees and expenses:
Class D Shares	434,067
Class R Shares	3,663
Class S Shares	4,526
Class T Shares	2,550,257
Transfer agent networking and omnibus fees:
Class A Shares	72,721
Class C Shares	35,023
Class I Shares	284,453
Other transfer agent fees and expenses:
Class A Shares	6,372
Class C Shares	5,928
Class D Shares	73,491
Class I Shares	29,179
Class N Shares	913
Class R Shares	144
Class S Shares	98
Class T Shares	10,774
Registration fees	229,191
Fund administration fees	191,279
Shareholder reports expense	150,455
Professional fees	94,941
Non-interested Trustees’ fees and expenses	54,825
Custodian fees	21,640
Other expenses	276,087
Total Expenses	16,779,084
Less: Excess Expense Reimbursement	(59,323)
Net Expenses	16,719,761
Net Investment Income/(Loss)	124,109,693
Net Realized Gain/(Loss) on Investments:
Investments	42,973,794
Swap contracts	205,958
Total Net Realized Gain/(Loss) on Investments	43,179,752
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	36,150,330
Total Change in Unrealized Net Appreciation/Depreciation	36,150,330
Net Increase/(Decrease) in Net Assets Resulting from Operations	$203,439,775

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson High-Yield Fund

Statements of Changes in Net Assets

	Year ended June 30, 2017	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$124,109,693	$110,409,339
Net realized gain/(loss) on investments	43,179,752	(112,624,145)
Change in unrealized net appreciation/depreciation	36,150,330	16,500,097
Net Increase/(Decrease) in Net Assets Resulting from Operations	203,439,775	14,285,291
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(3,499,652)	(8,060,621)
Class C Shares	(2,415,666)	(2,591,772)
Class D Shares	(21,972,030)	(18,685,511)
Class I Shares	(33,388,068)	(14,406,072)
Class N Shares	(1,707,021)	(1,018,621)
Class R Shares	(80,129)	(79,173)
Class S Shares	(103,879)	(123,481)
Class T Shares	(61,039,278)	(65,811,303)
Net Decrease from Dividends and Distributions to Shareholders	(124,205,723)	(110,776,554)
Capital Share Transactions:
Class A Shares	(117,041,837)	(26,149,234)
Class C Shares	(8,618,639)	(8,384,018)
Class D Shares	31,663,581	(5,876,389)
Class I Shares	434,905,447	49,370,941
Class N Shares	8,265,436	7,185,614
Class R Shares	(24,080)	(143,884)
Class S Shares	(129,682)	(901,265)
Class T Shares	(415,813,229)	30,446,834
Net Increase/(Decrease) from Capital Share Transactions	(66,793,003)	45,548,599
Net Increase/(Decrease) in Net Assets	12,441,049	(50,942,664)
Net Assets:
Beginning of period	2,068,791,673	2,119,734,337
End of period	$2,081,232,722	$2,068,791,673

Undistributed Net Investment Income/(Loss)	$209,280	$167,856

See Notes to Financial Statements.

18	JUNE 30, 2017

Janus Henderson High-Yield Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$8.17	$8.55	$9.41		$9.14	$9.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.50(1)	0.45(1)	0.51(1)		0.55(1)	0.57
Net realized and unrealized gain/(loss)	0.33	(0.38)	(0.67)		0.50	0.15
Total from Investment Operations	0.83	0.07	(0.16)		1.05	0.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.45)	(0.50)		(0.55)	(0.57)
Distributions (from capital gains)	—	—	(0.20)		(0.23)	(0.01)
Total Dividends and Distributions	(0.50)	(0.45)	(0.70)		(0.78)	(0.58)
Net Asset Value, End of Period	$8.50	$8.17	$8.55		$9.41	$9.14
Total Return*	10.32%	0.94%	(1.61)%		11.93%	8.12%
Net Assets, End of Period (in thousands)	$39,747	$152,449	$185,912		$352,140	$321,554
Average Net Assets for the Period (in thousands)	$59,850	$147,155	$263,855		$338,923	$298,736
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	0.98%	0.98%		1.01%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	0.98%	0.98%		1.01%	0.97%
Ratio of Net Investment Income/(Loss)	5.86%	5.46%	5.69%		5.93%	6.10%
Portfolio Turnover Rate	102%	66%	71%		67%	93%
				1

Class C Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.17	$8.56	$9.41	$9.14	$9.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.44(1)	0.39(1)	0.44(1)	0.48(1)	0.50
Net realized and unrealized gain/(loss)	0.33	(0.38)	(0.65)	0.51	0.15
Total from Investment Operations	0.77	0.01	(0.21)	0.99	0.65
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.40)	(0.44)	(0.49)	(0.50)
Distributions (from capital gains)	—	—	(0.20)	(0.23)	(0.01)
Total Dividends and Distributions	(0.44)	(0.40)	(0.64)	(0.72)	(0.51)
Net Asset Value, End of Period	$8.50	$8.17	$8.56	$9.41	$9.14
Total Return*	9.57%	0.18%	(2.20)%	11.13%	7.31%
Net Assets, End of Period (in thousands)	$43,169	$49,861	$61,023	$76,294	$79,726
Average Net Assets for the Period (in thousands)	$46,514	$53,472	$68,654	$77,004	$84,174
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.68%	1.62%	1.70%	1.73%	1.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.68%	1.62%	1.70%	1.73%	1.72%
Ratio of Net Investment Income/(Loss)	5.19%	4.83%	4.96%	5.21%	5.36%
Portfolio Turnover Rate	102%	66%	71%	67%	93%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson High-Yield Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.17	$8.56	$9.41	$9.14	$9.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.52(1)	0.46(1)	0.52(1)	0.57(1)	0.59
Net realized and unrealized gain/(loss)	0.33	(0.39)	(0.65)	0.51	0.15
Total from Investment Operations	0.85	0.07	(0.13)	1.08	0.74
Less Dividends and Distributions:
Dividends (from net investment income)	(0.52)	(0.46)	(0.52)	(0.58)	(0.59)
Distributions (from capital gains)	—	—	(0.20)	(0.23)	(0.01)
Total Dividends and Distributions	(0.52)	(0.46)	(0.72)	(0.81)	(0.60)
Net Asset Value, End of Period	$8.50	$8.17	$8.56	$9.41	$9.14
Total Return*	10.56%	1.02%	(1.29)%	12.20%	8.33%
Net Assets, End of Period (in thousands)	$376,111	$331,067	$353,037	$405,861	$360,924
Average Net Assets for the Period (in thousands)	$359,572	$328,551	$372,925	$373,985	$361,587
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.78%	0.77%	0.77%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.78%	0.77%	0.77%	0.77%
Ratio of Net Investment Income/(Loss)	6.10%	5.67%	5.88%	6.16%	6.30%
Portfolio Turnover Rate	102%	66%	71%	67%	93%

Class I Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.17	$8.56	$9.42	$9.15	$9.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.53(1)	0.47(1)	0.53(1)	0.58(1)	0.60
Net realized and unrealized gain/(loss)	0.32	(0.39)	(0.66)	0.50	0.15
Total from Investment Operations	0.85	0.08	(0.13)	1.08	0.75
Less Dividends and Distributions:
Dividends (from net investment income)	(0.52)	(0.47)	(0.53)	(0.58)	(0.60)
Distributions (from capital gains)	—	—	(0.20)	(0.23)	(0.01)
Total Dividends and Distributions	(0.52)	(0.47)	(0.73)	(0.81)	(0.61)
Net Asset Value, End of Period	$8.50	$8.17	$8.56	$9.42	$9.15
Total Return*	10.67%	1.10%	(1.32)%	12.25%	8.43%
Net Assets, End of Period (in thousands)	$766,952	$317,634	$281,687	$478,576	$236,426
Average Net Assets for the Period (in thousands)	$535,202	$249,522	$311,969	$396,882	$285,515
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.70%	0.70%	0.72%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.70%	0.70%	0.72%	0.68%
Ratio of Net Investment Income/(Loss)	6.23%	5.76%	5.96%	6.22%	6.38%
Portfolio Turnover Rate	102%	66%	71%	67%	93%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2017

Janus Henderson High-Yield Fund

Financial Highlights

Class N Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.17	$8.56	$9.41	$9.14	$9.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.53(1)	0.48(1)	0.53(1)	0.58(1)	0.60
Net realized and unrealized gain/(loss)	0.33	(0.39)	(0.64)	0.51	0.14
Total from Investment Operations	0.86	0.09	(0.11)	1.09	0.74
Less Dividends and Distributions:
Dividends (from net investment income)	(0.53)	(0.48)	(0.54)	(0.59)	(0.60)
Distributions (from capital gains)	—	—	(0.20)	(0.23)	(0.01)
Total Dividends and Distributions	(0.53)	(0.48)	(0.74)	(0.82)	(0.61)
Net Asset Value, End of Period	$8.50	$8.17	$8.56	$9.41	$9.14
Total Return*	10.73%	1.18%	(1.14)%	12.37%	8.38%
Net Assets, End of Period (in thousands)	$30,455	$21,259	$14,751	$19,353	$6,738
Average Net Assets for the Period (in thousands)	$27,197	$17,347	$9,715	$9,055	$8,788
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.63%	0.61%	0.62%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.63%	0.61%	0.62%	0.61%
Ratio of Net Investment Income/(Loss)	6.27%	5.85%	5.99%	6.29%	6.47%
Portfolio Turnover Rate	102%	66%	71%	67%	93%

Class R Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.17	$8.55	$9.41	$9.14	$9.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.46(1)	0.41(1)	0.47(1)	0.52(1)	0.53
Net realized and unrealized gain/(loss)	0.32	(0.38)	(0.66)	0.50	0.15
Total from Investment Operations	0.78	0.03	(0.19)	1.02	0.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.46)	(0.41)	(0.47)	(0.52)	(0.53)
Distributions (from capital gains)	—	—	(0.20)	(0.23)	(0.01)
Total Dividends and Distributions	(0.46)	(0.41)	(0.67)	(0.75)	(0.54)
Net Asset Value, End of Period	$8.49	$8.17	$8.55	$9.41	$9.14
Total Return*	9.77%	0.54%	(2.00)%	11.52%	7.68%
Net Assets, End of Period (in thousands)	$1,447	$1,413	$1,631	$1,918	$1,666
Average Net Assets for the Period (in thousands)	$1,457	$1,555	$1,644	$1,899	$1,459
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.38%	1.38%	1.37%	1.37%	1.37%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.38%	1.38%	1.37%	1.37%	1.37%
Ratio of Net Investment Income/(Loss)	5.49%	5.07%	5.28%	5.58%	5.67%
Portfolio Turnover Rate	102%	66%	71%	67%	93%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson High-Yield Fund

Financial Highlights

Class S Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.19	$8.57	$9.43	$9.16	$9.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.49(1)	0.44(1)	0.49(1)	0.54(1)	0.56
Net realized and unrealized gain/(loss)	0.32	(0.38)	(0.66)	0.51	0.15
Total from Investment Operations	0.81	0.06	(0.17)	1.05	0.71
Less Dividends and Distributions:
Dividends (from net investment income)	(0.49)	(0.44)	(0.49)	(0.55)	(0.56)
Distributions (from capital gains)	—	—	(0.20)	(0.23)	(0.01)
Total Dividends and Distributions	(0.49)	(0.44)	(0.69)	(0.78)	(0.57)
Net Asset Value, End of Period	$8.51	$8.19	$8.57	$9.43	$9.16
Total Return*	10.05%	0.83%	(1.73)%	11.80%	7.95%
Net Assets, End of Period (in thousands)	$1,702	$1,761	$2,785	$5,045	$6,901
Average Net Assets for the Period (in thousands)	$1,801	$2,311	$4,219	$6,694	$6,893
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	1.13%	1.12%	1.12%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.11%	1.12%	1.11%	1.12%
Ratio of Net Investment Income/(Loss)	5.76%	5.33%	5.54%	5.83%	5.96%
Portfolio Turnover Rate	102%	66%	71%	67%	93%

Class T Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.17	$8.56	$9.41	$9.14	$9.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.51(1)	0.46(1)	0.51(1)	0.57(1)	0.58
Net realized and unrealized gain/(loss)	0.33	(0.39)	(0.64)	0.50	0.15
Total from Investment Operations	0.84	0.07	(0.13)	1.07	0.73
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.46)	(0.52)	(0.57)	(0.58)
Distributions (from capital gains)	—	—	(0.20)	(0.23)	(0.01)
Total Dividends and Distributions	(0.51)	(0.46)	(0.72)	(0.80)	(0.59)
Net Asset Value, End of Period	$8.50	$8.17	$8.56	$9.41	$9.14
Total Return*	10.47%	0.94%	(1.38)%	12.09%	8.23%
Net Assets, End of Period (in thousands)	$821,650	$1,193,347	$1,218,907	$1,466,998	$1,310,580
Average Net Assets for the Period (in thousands)	$1,017,073	$1,172,930	$1,305,785	$1,378,198	$1,401,785
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.86%	0.87%	0.86%	0.86%
Ratio of Net Investment Income/(Loss)	6.00%	5.59%	5.79%	6.07%	6.21%
Portfolio Turnover Rate	102%	66%	71%	67%	93%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2017

Janus Henderson High-Yield Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson High-Yield Fund (formerly named Janus High-Yield Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for

Janus Investment Fund	23

Janus Henderson High-Yield Fund

Notes to Financial Statements

the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

24	JUNE 30, 2017

Janus Henderson High-Yield Fund

Notes to Financial Statements

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2017.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax

Janus Investment Fund	25

Janus Henderson High-Yield Fund

Notes to Financial Statements

positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

26	JUNE 30, 2017

Janus Henderson High-Yield Fund

Notes to Financial Statements

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit

Janus Investment Fund	27

Janus Henderson High-Yield Fund

Notes to Financial Statements

default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

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Janus Henderson High-Yield Fund

Notes to Financial Statements

During the year, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the year ended June 30, 2017, the average ending monthly market value amounts on credit default swaps which are long the reference asset is $241,907. There were no credit default swaps held at June 30, 2017.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts
Swap contracts	$205,958

Please see the"Net Realized Gain/(Loss) on Investments" section of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings

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Janus Henderson High-Yield Fund

Notes to Financial Statements

by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential

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Janus Henderson High-Yield Fund

Notes to Financial Statements

mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

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Janus Henderson High-Yield Fund

Notes to Financial Statements

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.65
Over $300 Million	0.55

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.69% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order

32	JUNE 30, 2017

Janus Henderson High-Yield Fund

Notes to Financial Statements

processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,736 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent

Janus Investment Fund	33

Janus Henderson High-Yield Fund

Notes to Financial Statements

conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2017, Janus Distributors retained upfront sales charges of $10,570.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2017, redeeming shareholders of Class A Shares paid CDSCs of $30,000 to Janus Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $2,862.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2017, the Fund engaged in cross trades amounting to $22,469,410 in purchases and $146,383,194 in sales, resulting in a net realized gain of $4,015,021. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 246,344	$ -	$(144,455,416)	$ -	$ -	$ (26,478)	$ 42,616,774

During the year ended June 30, 2017, capital loss carryovers of $44,007,051 were utilized by the Fund.

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Janus Henderson High-Yield Fund

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(31,419,575)	$(113,035,841)	$ (144,455,416)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,005,387,350	$64,351,325	$(21,734,551)	$ 42,616,774

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 124,205,723	$ -	$ -	$ -

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 110,776,554	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 137,454	$ (137,454)

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Janus Henderson High-Yield Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,340,600	$ 19,744,490	8,301,380	$ 67,273,067
Reinvested dividends and distributions	371,938	3,137,054	939,352	7,655,294
Shares repurchased	(16,698,043)	(139,923,381)	(12,309,850)	(101,077,595)
Net Increase/(Decrease)	(13,985,505)	$(117,041,837)	(3,069,118)	$ (26,149,234)
Class C Shares:
Shares sold	546,085	$ 4,618,621	817,508	$ 6,649,842
Reinvested dividends and distributions	251,545	2,126,780	279,054	2,273,537
Shares repurchased	(1,819,509)	(15,364,040)	(2,125,609)	(17,307,397)
Net Increase/(Decrease)	(1,021,879)	$ (8,618,639)	(1,029,047)	$ (8,384,018)
Class D Shares:
Shares sold	8,398,961	$ 70,899,735	5,784,264	$ 47,285,802
Reinvested dividends and distributions	2,220,429	18,784,994	1,942,728	15,814,452
Shares repurchased	(6,876,242)	(58,021,148)	(8,467,172)	(68,976,643)
Net Increase/(Decrease)	3,743,148	$ 31,663,581	(740,180)	$ (5,876,389)
Class I Shares:
Shares sold	77,136,616	$ 653,153,535	33,487,830	$272,393,651
Reinvested dividends and distributions	2,103,074	17,821,187	1,461,759	11,909,886
Shares repurchased	(27,879,253)	(236,069,275)	(29,000,937)	(234,932,596)
Net Increase/(Decrease)	51,360,437	$ 434,905,447	5,948,652	$ 49,370,941
Class N Shares:
Shares sold	1,602,362	$ 13,514,645	1,182,322	$ 9,657,452
Reinvested dividends and distributions	201,695	1,706,907	125,217	1,017,840
Shares repurchased	(822,073)	(6,956,116)	(429,913)	(3,489,678)
Net Increase/(Decrease)	981,984	$ 8,265,436	877,626	$ 7,185,614
Class R Shares:
Shares sold	44,169	$ 370,211	69,269	$ 563,903
Reinvested dividends and distributions	6,776	57,269	6,775	55,093
Shares repurchased	(53,632)	(451,560)	(93,722)	(762,880)
Net Increase/(Decrease)	(2,687)	$ (24,080)	(17,678)	$ (143,884)
Class S Shares:
Shares sold	53,330	$ 451,498	73,944	$ 602,140
Reinvested dividends and distributions	12,214	103,483	15,043	122,689
Shares repurchased	(80,713)	(684,663)	(198,799)	(1,626,094)
Net Increase/(Decrease)	(15,169)	$ (129,682)	(109,812)	$ (901,265)
Class T Shares:
Shares sold	22,674,426	$ 191,347,258	35,854,515	$292,499,739
Reinvested dividends and distributions	7,149,818	60,420,692	8,004,055	65,136,446
Shares repurchased	(79,174,387)	(667,581,179)	(40,260,420)	(327,189,351)
Net Increase/(Decrease)	(49,350,143)	$(415,813,229)	3,598,150	$ 30,446,834

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,969,528,106	$2,036,853,714	$ -	$ -

36	JUNE 30, 2017

Janus Henderson High-Yield Fund

Notes to Financial Statements

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement which took effect upon consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

9. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim

Janus Investment Fund	37

Janus Henderson High-Yield Fund

Notes to Financial Statements

periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

38	JUNE 30, 2017

Janus Henderson High-Yield Fund

Notes to Financial Statements

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson High-Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Henderson High-Yield Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 15, 2017

Janus Investment Fund	39

Janus Henderson High-Yield Fund

Report of Independent Registered Public Accounting Firm

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

40	JUNE 30, 2017

Janus Henderson High-Yield Fund

Additional Information (unaudited)

nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

Janus Investment Fund	41

Janus Henderson High-Yield Fund

Additional Information (unaudited)

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

42	JUNE 30, 2017

Janus Henderson High-Yield Fund

Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-

Janus Investment Fund	43

Janus Henderson High-Yield Fund

Additional Information (unaudited)

Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

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Additional Information (unaudited)

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to

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Additional Information (unaudited)

help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

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Additional Information (unaudited)

• the terms of each New Shell Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2017, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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Additional Information (unaudited)

approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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Additional Information (unaudited)

reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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Additional Information (unaudited)

reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Henderson High-Yield Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Henderson High-Yield Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson High-Yield Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Additional Information (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Useful Information About Your Fund Report (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
2,006,677,465.010	1,082,132,154.317	45,927,432.180	46,150,919.650	333,205,415.620	1,507,415,921.767

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
53.927	2.289	2.300	16.605	75.120	71.787	3.047	3.062	22.104	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
2,006,677,465.010	1,022,979,105.436	97,175,095.176	54,056,254.776	333,205,466.380	1,507,415,921.767

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
50.979	4.843	2.694	16.605	75.120	67.863	6.446	3.586	22.104	100.000

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Shareholder Meeting (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); and Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

74	JUNE 30, 2017

Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	75

Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Seth Meyer 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson High-Yield Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Henderson High-Yield Fund	7/08-Present	Vice President of Janus Capital and Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

76	JUNE 30, 2017

Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation (2012-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	77

Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93026 08-17

78	JUNE 30, 2017

ANNUAL REPORT June 30, 2017

Janus Henderson International Long/Short Equity Fund (formerly named Henderson International Long/Short Equity Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Long/Short Equity Fund

Janus Henderson International Long/Short Equity Fund (unaudited)

FUND SNAPSHOT

Janus Henderson International Long/Short Equity Fund is a long/short portfolio that seeks capital appreciation over the long term through investment in equities of non-U.S. companies. The Fund seeks strong risk-adjusted returns by investing in long positions of equities that are believed to be undervalued and short positions of equities that are believed to be overvalued or poised to underperform.

Stephen Peak co-lead portfolio manager	Steve Johnstone co-lead portfolio manager	Sat Duhra co-portfolio manager	Junichi Inoue co-portfolio manager	Neil Hermon co-portfolio manager

PERFORMANCE

The Janus Henderson International Long/Short Equity Fund’s Class I shares returned 2.85% over the 11-month period ended June 30, 2017. The Fund’s primary benchmark, the MSCI EAFE Index (USD Hedged), returned 17.80% over the same period while the Morningstar Long/Short Equity category average was 6.54%.

INVESTMENT ENVIRONMENT

International equities performed strongly over the period. After years of underperformance relative to their U.S. counterparts, international equities have begun to close the gap with strong growth momentum at the corporate and macroeconomic levels.

PERFORMANCE DISCUSSION

The Fund underperformed the MSCI EAFE Index (USD Hedged); however, it posted a positive absolute return. As a long/short equity vehicle, this Fund seeks to achieve strong risk-adjusted returns over the long term and, given a lower net exposure to the market, is likely to underperform strongly rising markets.

The Fund’s long book contributed positively to performance with the UK strategy as the standout, while the Fund’s short book detracted from performance; the Europe strategy was the leading negative there.

At the stock level the UK strategy’s long position in London-listed, but Middle East focused, health care provider NMC Health was the Fund’s leading contributor. The company has grown well over the past few years through acquisitions and recently entered the Saudi Arabian market after having been focused on the UAE historically. The Europe strategy’s long position in gambling and gaming marketing firm XLMedia was another notable contributor. We like the company’s unique business model and their technology’s proven track record of increasing customers for their clients.

The Europe strategy had some weaker performance from its long holding in Teva Pharmaceutical, one of the largest generic drug manufacturers globally. The company has underperformed in share price terms as it faces management change, industry-wide pressure on pricing and competition in the multiple sclerosis market with regard to their branded drug Copaxone coming off of patent. The UK strategy’s long position in technology company Laird detracted; the company issued a profit warning over the period.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We continue to be positive on the outlook for international equities. There’s been a fair amount of chatter this year in the market about tapering from the European Central Bank and tighter monetary policy globally. While we have no real view of when they will decide to “taper” we think that the messaging or wording surrounding that decision will be important. Tapering is a good sign after all but the taper tantrum seen when the Federal Reserve began to taper is a concern. We appear to be coming to the end of the era of “free money” which has been great for asset owners and passive investors alike; we think that an environment where central banks are normalizing monetary policy is a good one for active investors. This kind of environment could force a more rational assessment of companies rather than the situation we find ourselves in where markets seem to be exhibiting a partial degree of complacency.

Thank you for your investment in Janus Henderson International Long/Short Equity Fund.

Janus Investment Fund	1

Janus Henderson International Long/Short Equity Fund (unaudited)

Fund At A Glance

June 30, 2017

5 Top Performers - Holdings		5 Bottom Performers - Holdings
	Contribution		Contribution
NMC Health PLC	1.16%	Teva Pharmaceutical Industries Ltd (ADR)	-0.92%
Providence Resources PLC	0.95%	OMV AG	-0.78%
Allied Minds PLC	0.68%	BNN Technology PLC	-0.75%
Paragon Group Companies PLC	0.65%	Laird PLC	-0.69%
XLMedia PLC	0.64%	Nomura Holdings Inc	-0.54%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

2	JUNE 30, 2017

Janus Henderson International Long/Short Equity Fund (unaudited)

Fund At A Glance

June 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
XLMedia PLC
Internet Software & Services	2.6%
Bayer AG
Pharmaceuticals	2.4%
Samsung Electronics Co Ltd
Technology Hardware, Storage & Peripherals	2.4%
Providence Resources PLC
Oil, Gas & Consumable Fuels	1.9%
Pandora A/S
Textiles, Apparel & Luxury Goods	1.9%
11.2%

Asset Allocation - (% of Net Assets)
Investment Companies	66.9%
Common Stocks	52.0%
Preferred Stocks	2.4%
Other	(21.3)%
100.0%

Emerging markets comprised 9.9% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2017	As of July 31, 2016

Janus Investment Fund	3

Janus Henderson International Long/Short Equity Fund (unaudited)

Performance

See important disclosures on the next page.

			Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2017			per the June 5, 2017 prospectuses
	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	2.98%	0.18%	4.14%	3.45%
Class A Shares at MOP	-2.91%	-2.11%
Class C Shares at NAV	2.39%	-0.52%	6.00%	4.16%
Class C Shares at CDSC	1.39%	-0.52%
Class D Shares(1)	1.85%	-0.81%	4.68%	3.28%
Class I Shares	3.29%	0.47%	4.71%	3.19%
Class N Shares	3.42%	0.25%	4.40%	3.14%
Class S Shares	1.62%	-1.07%	4.96%	3.63%
Class T Shares	1.83%	-0.84%	4.71%	3.38%
MSCI EAFE Index (USD Hedged) (Net)	23.50%	7.53%
MSCI EAFE Index (USD Hedged) (Gross)	24.08%	8.09%
Morningstar Quartile - Class I Shares	4th	3rd
Morningstar Ranking - based on total returns for Long-Short Equity Funds	267/308	182/241

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through June 5, 2018.

The expense ratios shown are estimated.

4	JUNE 30, 2017

Janus Henderson International Long/Short Equity Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson International Long/Short Equity Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares, and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on December 9, 2014. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015.

Performance of Class A Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017 reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

Janus Investment Fund	5

Janus Henderson International Long/Short Equity Fund (unaudited)

Performance

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective June 5, 2017, the Fund’s performance is compared to the MSCI EAFE Index (USD Hedged) net of foreign withholding taxes. Previously, the Predecessor Fund used the MSCI EAFE Index (USD Hedged) gross of foreign withholding taxes. The net version of the benchmark is believed to more closely reflect the Fund’s investment universe.

*The Predecessor Fund’s inception date – December 9, 2014

(1) Closed to certain new investors.

6	JUNE 30, 2017

Janus Henderson International Long/Short Equity Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (2/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (2/1/17 - 6/30/17)*	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Net Annualized Expense Ratio (1/1/17 - 6/30/17)
Class A Shares	$1,000.00	$1,008.30	$13.00	$1,000.00	$1,011.90	$12.97	2.60%
Class C Shares	$1,000.00	$1,004.30	$18.37	$1,000.00	$1,003.27	$21.56	4.34%
Class D Shares	$1,000.00	$1,001.80	$2.07	$1,000.00	$1,010.36	$14.51	2.91%
Class I Shares	$1,000.00	$1,007.40	$14.15	$1,000.00	$1,008.13	$16.73	3.36%
Class N Shares	$1,000.00	$1,008.50	$14.03	$1,000.00	$1,008.43	$16.43	3.30%
Class S Shares	$1,000.00	$1,000.80	$2.34	$1,000.00	$1,008.53	$16.33	3.28%
Class T Shares	$1,000.00	$1,001.70	$2.15	$1,000.00	$1,009.87	$15.00	3.01%
*

Actual Expenses Paid During Period for Class D Shares, Class S Shares and Class T Shares reflect only the inception period for the share classes (June 5, 2017 to June 30, 2017) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 26/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a five-month period. For all other share classes, the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 150/365 (to reflect the five-month period).

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson International Long/Short Equity Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – 52.0%
Automobiles – 1.2%
Subaru Corp†	.6,000	$201,992
Banks – 6.3%
Alpha Bank AE*	75,000	185,003
HDFC Bank Ltd (ADR)†	2,089	181,680
KB Financial Group Inc	4,675	235,814
Mitsubishi UFJ Financial Group Inc†	34,800	233,568
National Bank of Greece SA*	500,000	190,142
		1,026,207
Beverages – 1.4%
Treasury Wine Estates Ltd	21,999	222,456
Biotechnology – 1.1%
CSL Ltd	1,677	177,866
Capital Markets – 2.7%
Amundi SA†	4,238	306,600
Hamilton Lane Inc†	6,250	137,438
		444,038
Commercial Services & Supplies – 3.3%
Intrum Justitia AB	9,000	305,657
Sohgo Security Services Co Ltd†	5,300	238,467
		544,124
Diversified Telecommunication Services – 1.1%
Telekomunikasi Indonesia Persero Tbk PT	536,900	181,388
Electronic Equipment, Instruments & Components – 1.0%
Largan Precision Co Ltd†	1,000	159,456
Food & Staples Retailing – 1.0%
Seven & i Holdings Co Ltd†	4,000	164,610
Hotels, Restaurants & Leisure – 1.1%
BNN Technology PLC*	230,769	177,300
Household Durables – 1.5%
Sony Corp†	6,500	247,724
Information Technology Services – 1.9%
Fujitsu Ltd†	41,000	301,794
Insurance – 1.2%
Saga PLC	70,000	190,877
Internet & Direct Marketing Retail – 2.8%
JD.com Inc (ADR)*,†	6,154	241,360
MakeMyTrip Ltd*,†	6,245	209,520
		450,880
Internet Software & Services – 3.8%
NetEase Inc (ADR)†	692	208,036
XLMedia PLC	250,000	416,705
		624,741
Oil, Gas & Consumable Fuels – 8.4%
African Petroleum Corp Ltd*	345,000	179,823
Diversified Gas & Oil PLC	222,453	201,689
Inpex Corp†	14,900	143,223
Lekoil Ltd*	980,000	205,780
Providence Resources PLC*,†	1,500,000	310,087
Savannah Petroleum PLC*	350,000	157,811
SDX Energy Inc*	240,000	165,640
		1,364,053
Pharmaceuticals – 3.2%
Bayer AG†	3,000	387,822
Teva Pharmaceutical Industries Ltd (ADR)	4,000	132,880
		520,702
Real Estate Management & Development – 1.5%
Mitsui Fudosan Co Ltd†	10,000	238,351
Semiconductor & Semiconductor Equipment – 0.9%
STMicroelectronics NV†	10,000	143,549

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2017

Janus Henderson International Long/Short Equity Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 3.5%
Coats Group PLC	.250,000	$253,929
Pandora A/S†	3,300	307,982
		561,911
Tobacco – 1.5%
Japan Tobacco Inc†	7,100	249,188
Wireless Telecommunication Services – 1.6%
SoftBank Group Corp†	3,200	258,851
Total Common Stocks (cost $7,629,238)		8,452,058
Preferred Stocks – 2.4%
Technology Hardware, Storage & Peripherals – 2.4%
Samsung Electronics Co Ltd (cost $297,814)	238	387,408
Investment Companies – 66.9%
Money Markets – 66.9%
Fidelity Investments Money Market Treasury Portfolio, 0.8327%ºº (cost $10,864,325)	10,864,325	10,864,325
Total Investments (total cost $18,791,377) – 121.3%		19,703,791
Cash, Receivables and Other Assets, net of Liabilities – (21.3)%		(3,453,596)
Net Assets – 100%		$16,250,195

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$11,001,763	55.8%
Japan	2,277,768	11.6
United Kingdom	1,743,774	8.8
South Korea	623,222	3.2
France	450,149	2.3
China	449,396	2.3
Australia	400,322	2.0
India	391,200	2.0
Germany	387,822	2.0
Greece	375,145	1.9
Ireland	310,087	1.6
Denmark	307,982	1.6
Sweden	305,657	1.5
Nigeria	205,780	1.0
Indonesia	181,388	0.9
Taiwan	159,456	0.8
Israel	132,880	0.7

Total	$19,703,791	100.0%

Schedule of Securities Sold Short – (% of Net Assets)

Shares		Value
Securities Sold Short – (34.2)%
Common Stocks Sold Short – (32.8)%
Automobiles – (1.0)%
BAIC Motor Corp Ltd	.176,500	$(171,138)
Banks – (2.8)%
Bendigo & Adelaide Bank Ltd	23,601	(200,935)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Long/Short Equity Fund

Schedule of Investments

June 30, 2017

Shares		Value
Securities Sold Short – (continued)
Common Stocks Sold Short – (continued)
Banks – (continued)
Suruga Bank Ltd	.10,500	$(254,144)
		(455,079)
Chemicals – (4.1)%
Covestro AG	3,000	(216,557)
Mitsui Chemicals Inc	43,000	(227,503)
Novozymes A/S	5,000	(218,841)
		(662,901)
Consumer Finance – (1.3)%
FlexiGroup Ltd/Australia	145,223	(203,650)
Electronic Equipment, Instruments & Components – (1.0)%
Hollysys Automation Technologies Ltd	9,853	(163,658)
Equity Real Estate Investment Trusts (REITs) – (1.3)%
Nippon Building Fund Inc	40	(204,161)
Food & Staples Retailing – (3.6)%
Aeon Co Ltd	13,700	(207,949)
ICA Gruppen AB	10,000	(372,392)
		(580,341)
Food Products – (1.2)%
MEIJI Holdings Co Ltd	2,400	(194,416)
Household Products – (0.8)%
Unicharm Corp	5,500	(138,014)
Industrial Conglomerates – (0.6)%
Toshiba Corp*	40,000	(96,674)
Information Technology Services – (1.7)%
Infosys Ltd (ADR)	8,906	(133,768)
NTT Data Corp	13,500	(150,053)
		(283,821)
Machinery – (1.0)%
Sandvik AB	10,000	(157,341)
Marine – (2.1)%
Kuehne + Nagel International AG	2,000	(333,820)
Oil, Gas & Consumable Fuels – (3.7)%
Neste Oyj	6,000	(236,325)
OMV AG	7,000	(363,206)
		(599,531)
Road & Rail – (1.1)%
West Japan Railway Co	2,500	(176,418)
Semiconductor & Semiconductor Equipment – (1.1)%
Semiconductor Manufacturing International Corp*	158,000	(183,151)
Specialty Retail – (1.4)%
Industria de Diseno Textil SA	6,000	(230,295)
Textiles, Apparel & Luxury Goods – (1.2)%
adidas AG	1,000	(191,570)
Wireless Telecommunication Services – (1.8)%
PLDT Inc (ADR)	3,739	(132,024)
StarHub Ltd	83,400	(164,813)
		(296,837)
Total Common Stocks Sold Short (proceeds $4,976,047)		(5,322,816)
Preferred Stocks Sold Short – (1.4)%
Automobiles – (1.4)%
Volkswagen AG (proceeds $201,322)	1,500	(228,428)
Total Securities Sold Short (proceeds $5,177,369)		$(5,551,244)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2017

Janus Henderson International Long/Short Equity Fund

Schedule of Investments

June 30, 2017

Summary of Investments by Country - (Short Positions) (unaudited)

		% of
		Securities
Country	Value	Sold Short
Japan	$(1,649,332)	29.7%
Germany	(636,555)	11.5
Sweden	(529,733)	9.5
China	(517,947)	9.3
Australia	(404,585)	7.3
Austria	(363,206)	6.5
Switzerland	(333,820)	6.0
Finland	(236,325)	4.3
Spain	(230,295)	4.2
Denmark	(218,841)	3.9
Singapore	(164,813)	3.0
India	(133,768)	2.4
Philippines	(132,024)	2.4

Total	(5,551,244)	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
BNP Paribas:
Australian Dollar	7/26/17	(49,856)	$(38,296)	$224
Australian Dollar	7/26/17	46,728	35,893	(382)
British Pound	7/26/17	(194,415)	(253,378)	6,377
British Pound	7/26/17	1,712,053	2,231,295	(38,565)
Danish Krone	7/26/17	(120,932)	(18,607)	294
Danish Krone	7/26/17	699,769	107,668	(2,115)
Euro	7/26/17	(240,667)	(275,215)	5,587
Euro	7/26/17	46,755	53,466	(649)
Hong Kong Dollar	7/26/17	69,485	8,907	9
Hong Kong Dollar	7/26/17	(2,686,122)	(344,333)	(486)
Japanese Yen	7/26/17	66,603,442	592,915	7,635
Japanese Yen	7/26/17	3,230,497	28,758	(34)
Norwegian Krone	7/26/17	(358,386)	(42,967)	472
Norwegian Krone	7/26/17	1,798,692	215,645	(2,739)
Singapore Dollar	7/26/17	(221,085)	(160,714)	900
Swedish Krona	7/26/17	(1,823,169)	(216,824)	7,004
Swedish Krona	7/26/17	76,172	9,059	(292)
Swiss Franc	7/26/17	(308,357)	(322,220)	4,447

			1,611,052	(12,313)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson International Long/Short Equity Fund

Schedule of Investments

June 30, 2017

Schedule of Foreign Currency Contracts, Open
Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets:
Indonesian Rupiah	9/22/17	2,365,044,500	$177,038	(673)
JPMorgan Chase & Co.:
Korean Won	9/21/17	705,818,750	618,019	578
Taiwan Dollar	9/21/17	4,835,000	159,446	(557)

			777,465	21
Total			$2,565,555	$(12,965)

Schedule of Total Return Swaps
						Unrealized
	Return Paid	Return Received	Termination	Notional		Appreciation/
Counterparty	by the Fund	by the Fund	Date	Amount		(Depreciation)

Credit Suisse Securities (Europe) Limited	Mediatek Inc	1 month USD LIBOR less 84 basis points	3/22/18	$(210,337)		$(3,739)
Credit Suisse Securities (Europe) Limited	Lotte Chemical Corp	1 month USD LIBOR less 49 basis points	8/8/18	(155,284)		(4,941)
Credit Suisse Securities (Europe) Limited	Mitie Group plc	1 month USD LIBOR less 64 basis points	12/7/18	(267,480)	GBP	24,055
Credit Suisse Securities (Europe) Limited	Carillion plc	1 month USD LIBOR less 94 basis points	12/7/18	(248,250)	GBP	(1,367)
Credit Suisse Securities (Europe) Limited	Airbus Group NV	1 month USD LIBOR less 35 basis points	12/7/18	(229,200)	EUR	14,956
Credit Suisse Securities (Europe) Limited	Danone SA	1 month USD LIBOR less 35 basis points	12/7/18	(222,981)	EUR	351
Credit Suisse Securities (Europe) Limited	Hotel Chocolat Group Ltd	1 month USD LIBOR less 624 basis points	12/7/18	(192,000)	GBP	(26,430)
Credit Suisse Securities (Europe) Limited	Metro Bank PLC	1 month USD LIBOR less 150 basis points	12/7/18	(190,000)	GBP	13,620
Credit Suisse Securities (Europe) Limited	Hargreaves Lansdown PLC	1 month USD LIBOR less 30 basis points	12/7/18	(164,160)	GBP	10,307
Credit Suisse Securities (Europe) Limited	Telit Communications plc	1 month USD LIBOR less 800 basis points	12/7/18	(160,500)	GBP	4,394
Credit Suisse Securities (Europe) Limited	AO World plc	1 month USD LIBOR less 175 basis points	12/7/18	(151,800)	GBP	15,759
Credit Suisse Securities (Europe) Limited	Stagecoach Group	1 month USD LIBOR	12/7/18	(138,644)	GBP	(1,407)
Credit Suisse Securities (Europe) Limited	Restaurant Group PLC	1 month USD LIBOR less 30 basis points	12/7/18	(120,120)	GBP	2,423
Credit Suisse Securities (Europe) Limited	Allied Minds plc	1 month USD LIBOR less 162 basis points	12/7/18	(61,383)	GBP	(13,679)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2017

Janus Henderson International Long/Short Equity Fund

Schedule of Investments

June 30, 2017

Schedule of Total Return Swaps
						Unrealized
	Return Paid	Return Received	Termination	Notional		Appreciation/
Counterparty	by the Fund	by the Fund	Date	Amount		(Depreciation)
Credit Suisse Securities (Europe) Limited	Afren plc	1 month USD LIBOR less 30 basis points	12/7/18	(42,329)	GBP	53,882
Credit Suisse Securities (Europe) Limited	1 month USD LIBOR	AA PLC	12/7/18	63,578	GBP	104
Credit Suisse Securities (Europe) Limited	1 month USD LIBOR plus 20 basis points	Interserve plc	12/7/18	83,388	GBP	(3,231)
Credit Suisse Securities (Europe) Limited	1 month USD LIBOR plus 20 basis points	Barclays Bank plc	12/7/18	93,038	GBP	(2,379)
Credit Suisse Securities (Europe) Limited	1 month USD LIBOR plus 20 basis points	Playtech plc	12/7/18	159,840	GBP	(6,261)
Credit Suisse Securities (Europe) Limited	1 month USD LIBOR plus 20 basis points	Royal Mail Plc	12/7/18	177,560	GBP	(3,820)
Credit Suisse Securities (Europe) Limited	1 month USD LIBOR plus 20 basis points	Wood Group (John) PLC	12/7/18	179,145	GBP	(8,165)
Credit Suisse Securities (Europe) Limited	1 month USD LIBOR plus 20 basis points	Paysafe Group plc	12/7/18	180,600	GBP	(2,358)
Credit Suisse Securities (Europe) Limited	1 month USD LIBOR plus 20 basis points	Balfour Beatty plc	12/7/18	183,885	GBP	(9,004)
Credit Suisse Securities (Europe) Limited	1 month USD LIBOR plus 20 basis points	Victrex plc	12/7/18	190,300	GBP	(2,032)
Credit Suisse Securities (Europe) Limited	1 month USD LIBOR plus 20 basis points	St Modwen Properties plc	12/7/18	198,220	GBP	(1,170)
Credit Suisse Securities (Europe) Limited	1 month USD LIBOR plus 20 basis points	BT Group plc	12/7/18	202,790	GBP	4,521
Credit Suisse Securities (Europe) Limited	1 month USD LIBOR plus 20 basis points	Bellway plc	12/7/18	210,630	GBP	199
Credit Suisse Securities (Europe) Limited	1 month USD LIBOR plus 20 basis points	Renault SA	12/7/18	215,566	EUR	(3,109)
Credit Suisse Securities (Europe) Limited	1 month USD LIBOR plus 20 basis points	Clinigen Group plc	12/7/18	221,500	GBP	(8,244)
Credit Suisse Securities (Europe) Limited	1 month USD LIBOR plus 20 basis points	Paragon Group of Cos plc	12/7/18	225,900	GBP	(16,130)
Credit Suisse Securities (Europe) Limited	1 month USD LIBOR plus 20 basis points	Next PLC	12/7/18	232,288	GBP	(21,384)
Credit Suisse Securities (Europe) Limited	1 month USD LIBOR plus 20 basis points	NMC Health plc	12/7/18	255,750	GBP	(18,266)
Credit Suisse Securities (Europe) Limited	1 month USD LIBOR plus 20 basis points	Shire PLC	12/7/18	260,190	GBP	(7,792)

Total						$(20,337)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson International Long/Short Equity Fund

Notes to Schedule of Investments and Other Information

MSCI EAFE® Index	MSCI EAFE® (Europe, Australasia, Far East) Index reflects the equity market performance of developed markets, excluding the U.S. and Canada.

ADR	American Depositary Receipt
PLC	Public Limited Company

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2017, is $4,871,298.

ºº	Rate shown is the 7-day yield as of June 30, 2017.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Oil, Gas & Consumable Fuels	$1,206,242	$-	$157,811
All Other	7,088,005	-	-
Preferred Stocks	-	387,408	-
Investment Companies	10,864,325	-	-
Total Investments in Securities	$19,158,572	$387,408	$157,811
Other Financial Instruments(a):
Forward Currency Contracts	-	33,527	-
Outstanding Swap Contracts, at Value	-	90,689	53,882
Total Assets	$19,158,572	$511,624	$211,693
Liabilities
Investments In Securities Sold Short:
Common Stocks	$5,322,816	$-	$-
Preferred Stocks	-	228,428	-
Total Investments In Securities Sold Short	$5,322,816	$228,428	$-
Other Financial Instruments(a):
Forward Currency Contracts	-	46,492	-
Outstanding Swap Contracts, at Value	-	164,908	-
Total Liabilities	$5,322,816	$439,828	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at

14	JUNE 30, 2017

Janus Henderson International Long/Short Equity Fund

Notes to Schedule of Investments and Other Information

their market value at measurement date.

Level 3 Valuation Reconciliation of Assets
	Level 3 Value as of 7/31/16	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation(a)(b)	Gross Purchases	Gross Sales	Transfers In and/or Out of Level 3	Level 3 Value as of 6/30/17
Investments in Securities:
Common Stocks
Oil, Gas & Consumable Fuels	$ -	$(59,525)	$83,704	$ -	$(177,544)	$ 311,176	$ 157,811
Total Return Swaps
Oil, Gas & Consumable Fuels	54,764	-	(882)	-	-	-	53,882
Total	$ 54,764	$(59,525)	$82,822	$ -	$(177,544)	$ 311,176	$ 211,693

(a) Included in "Change in unrealized net appreciation/depreciation of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Operations.

(b) Represents the change in unrealized net appreciation/depreciation related to assets categorized as Level 3 held at June 30, 2017.

Janus Investment Fund	15

Janus Henderson International Long/Short Equity Fund

Statement of Assets and Liabilities

June 30, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$18,791,377
Investments, at value	19,703,791
Restricted cash (Note 1)	2,161,288
Forward currency contracts	33,527
Cash denominated in foreign currency(1)	10,141
Outstanding swap contracts, at value	144,571
Non-interested Trustees' deferred compensation	289
Receivables:
Dividends	14,297
Foreign tax reclaims	7,523
Dividends and interest on swap contracts	3,130
Other assets	27,511
Total Assets	22,106,068
Liabilities:
Short sales, at value(2)	5,551,244
Forward currency contracts	46,492
Outstanding swap contracts, at value	164,908
Payables:	—
Investments purchased	34,595
Professional fees	31,155
Custodian fees	10,973
Transfer agent fees and expenses	2,810
Dividends and interest on swap contracts	1,129
Advisory fees	564
12b-1 Distribution and shareholder servicing fees	357
Non-interested Trustees' deferred compensation fees	289
Fund administration fees	150
Non-interested Trustees' fees and expenses	141
Accrued expenses and other payables	11,066
Total Liabilities	5,855,873
Net Assets	$16,250,195

See Notes to Financial Statements.

16	JUNE 30, 2017

Janus Henderson International Long/Short Equity Fund

Statement of Assets and Liabilities

June 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$17,559,807
Undistributed net investment income/(loss)	(160,014)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(1,654,854)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	505,256
Total Net Assets	$16,250,195
Net Assets - Class A Shares	$1,127,742
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	116,367
Net Asset Value Per Share(3)	$9.69
Maximum Offering Price Per Share(4)	$10.28
Net Assets - Class C Shares	$104,174
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,100
Net Asset Value Per Share(3)	$9.39
Net Assets - Class D Shares	$82,216
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,623
Net Asset Value Per Share	$9.53
Net Assets - Class I Shares	$10,161,863
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,066,579
Net Asset Value Per Share	$9.53
Net Assets - Class N Shares	$4,674,386
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	489,981
Net Asset Value Per Share	$9.54
Net Assets - Class S Shares	$49,902
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,237
Net Asset Value Per Share	$9.53
Net Assets - Class T Shares	$49,912
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,237
Net Asset Value Per Share	$9.53

(1) Includes cost of $10,212.

(2) Proceeds $5,177,369.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Long/Short Equity Fund

Statements of Operations

	Period ended June 30, 2017(1)	Year ended July 31, 2016(2)(3)
Investment Income:
Dividends	$173,536	$281,934
Other income	8,150	—
Foreign tax withheld	(13,999)	(28,262)
Total Investment Income	167,687	253,672
Expenses:
Advisory fees	187,891	232,900
12b-1Distribution and shareholder servicing fees:
Class A Shares	3,435	22,321
Class C Shares	1,998	1,139
Class S Shares	10	—
Transfer agent administrative fees and expenses:
Class A Shares	—	2,144
Class C Shares	—	28
Class D Shares	7	—
Class I Shares	—	1,533
Class N Shares	—	762
Class S Shares	10	—
Class T Shares	10	—
Transfer agent networking and omnibus fees:
Class A Shares	351	1,620
Class C Shares	51	3
Class I Shares	8,530	3,666
Other transfer agent fees and expenses:
Class A Shares	1,101	4,455
Class C Shares	70	32
Class I Shares	1,267	170
Class N Shares	657	477
Registration fees	47,029	39,226
Professional fees	34,490	36,676
Fund administration fees	3,458	—
Shareholder reports expense	636	3,259
Custodian fees	129,606	122,016
Non-interested Trustees’ fees and expenses	631	537
Short sales dividends expense	128,912	205,439
Short sale fees and expenses	54,795	87,621
Other expenses	25,996	13,869
Total Expenses	630,941	779,893
Less: Excess Expense Reimbursement	(220,810)	(227,924)
Net Expenses	410,131	551,969
Net Investment Income/(Loss)	(242,444)	(298,297)

See Notes to Financial Statements.

18	JUNE 30, 2017

Janus Henderson International Long/Short Equity Fund

Statements of Operations

	Period ended June 30, 2017(1)	Year ended July 31, 2016(2)(3)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(4)	$495,775	$(411,235)
Futures contracts	(26,087)	(127,100)
Short sales	(1,283,883)	(166,609)
Swap contracts	1,146,131	(301,383)
Total Net Realized Gain/(Loss) on Investments	331,936	(1,006,327)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	533,369	394,757
Futures contracts	12,232	(2,201)
Short sales	453,231	(852,760)
Swap contracts	(805,393)	635,097
Total Change in Unrealized Net Appreciation/Depreciation	193,439	174,893
Net Increase/(Decrease) in Net Assets Resulting from Operations	$282,931	$(1,129,731)

(1) Period from June 5, 2017 (inception date) through June 30, 2017 for Class D Shares, Class S Shares and Class T Shares.

(2) Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

(3) Certain prior year amounts have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

(4) Includes realized foreign capital gains tax on investments of $38 and $0 for the period ended June 30, 2017 and the year ended July 31, 2016, respectively.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson International Long/Short Equity Fund

Statements of Changes in Net Assets

	Period ended June 30, 2017(1)	Year ended July 31, 2016(2)(3)	Period ended July 31, 2015(3)(4)

Operations:
Net investment income/(loss)	$(242,444)	$(342,498)	$(84,901)
Net realized gain/(loss) on investments	331,936	(1,006,327)	74,106
Change in unrealized net appreciation/depreciation	193,439	174,893	136,924
Net Increase/(Decrease) in Net Assets Resulting from Operations	282,931	(1,173,932)	126,129
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	—	(7,080)	—
Class C Shares	(4,283)	(2,841)	—
Class I Shares	(223,699)	(19,072)	—
Class N Shares	(110,041)	(164,331)	N/A
Total Dividends from Net Investment Income	(338,023)	(193,324)	—
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	—	(676)	—
Class C Shares	—	(333)	—
Class I Shares	—	(3,476)	—
Class N Shares	—	(15,567)	N/A
Total Distributions from Net Realized Gain from Investment Transactions	—	(20,052)	—
Net Decrease from Dividends and Distributions to Shareholders	(338,023)	(213,376)	—
Capital Share Transactions:
Class A Shares	(16,826,819)	18,451,807	195,737
Class C Shares	(129,792)	136,714	100,122
Class D Shares	82,456	N/A	N/A
Class I Shares	(139,720)	4,765,039	5,860,760
Class N Shares	(35,028)	5,005,170	N/A
Class S Shares	50,010	N/A	N/A
Class T Shares	50,010	N/A	N/A
Net Increase/(Decrease) from Capital Share Transactions	(16,948,883)	28,358,730	6,156,619
Net Increase/(Decrease) in Net Assets	(17,003,975)	26,971,422	6,282,748
Net Assets:
Beginning of period	33,254,170	6,282,748	—
End of period	$16,250,195	$33,254,170	$6,282,748

Undistributed Net Investment Income/(Loss)	$(160,014)	$(489,908)	$(69,800)

(1) Period from June 5, 2017 (inception date) through June 30, 2017 for Class D Shares, Class S Shares and Class T Shares.

(2) Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

(3) Certain prior year amounts have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

(4) Period from December 9, 2014 (inception date) through July 31, 2015.

See Notes to Financial Statements.

20	JUNE 30, 2017

Janus Henderson International Long/Short Equity Fund

Statements of Cash Flows

	Period ended June 30, 2017	Year ended July 31, 2016(1)
Cash Flows from Operating Activities:
Net increase/(decrease) in net assets resulting from operations	$282,931	$(1,173,932)
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by/(used in) operating activities:
Purchases of investments in securities	(11,384,797)	(28,025,133)
Payments to cover short sales	(13,239,659)	(9,485,691)
Proceeds from disposition of investments in securities	17,273,460	18,022,076
Proceeds from short sales	7,826,450	17,375,419
Short term investments, net	12,017,261	(19,495,329)
Net realized gain/(loss):
Investments and foreign currency transactions	(558,810)	201,492
Short sales	1,283,883	166,609
Change in unrealized net appreciation/depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(533,369)	(396,127)
Futures contracts	(12,232)	2,201
Short sales	(453,231)	852,760
Swap contracts	805,393	(635,097)
Changes in assets and liabilities:
(Increase)/decrease in assets:
Restricted cash (Note 1)	(1,241,808)	(583,176)
Deposits with brokers for short sales	6,140,576	(6,140,576)
Non-interested Trustees' deferred compensation	7,580	—
Receivables:
Investments sold	346,051	(189,242)
Foreign tax reclaims	828	—
Dividends and interest on swap contracts	(3,130)	—
Dividends	(6,382)	(13,015)
Due from advisor	—	27,562
Other assets	(10,018)	17,381
Increase/(decrease) in liabilities:
Payables:	—
Transfer agent fees and expenses	1,821	—
12b-1 Distribution and shareholder servicing fees	(3,977)	4,208
Dividends and interest on swap contracts	(5,688)	2,730
Advisory fees	(21,471)	22,035
Investments purchased	(1,617,389)	1,651,984
Accrued expenses and other payables	(9,639)	29,207
Net Cash Provided By/(Used In) Operating Activities	$16,884,634	$(27,761,654)
Cash Flows from Financing Activities:
Proceeds from shares sold	$18,554,629	$38,320,911
Payments on shares repurchased	(35,681,889)	(10,005,332)
Cash distributions paid	(129,246)(2)	(182,625)(3)
Net Cash Provided By/(Used in) Financing Activities	$(17,256,506)	$28,132,954
Net Increase/(Decrease) in Cash During the Year	$(371,872)	$371,300
Cash and cash denominated in foreign currency , beginning balance	$382,013	$10,713
Cash and Cash Denominated in Foreign Currency, Ending Balance	$10,141	$382,013

(1) Certain prior year amounts have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

(2) Non-cash reinvestment of Fund distributions of $208,777.
(3) Non-cash reinvestment of Fund distributions of $30,751.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson International Long/Short Equity Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended June 30, 2017 and the year or period ended July 31	2017(1)	2016	2015(2)
Net Asset Value, Beginning of Period	$9.45	$10.27	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	(0.16)	(0.14)	(0.12)
Net realized and unrealized gain/(loss)	0.40	(0.32)	0.39
Total from Investment Operations	0.24	(0.46)	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.33)	—
Distributions (from capital gains)	—	(0.03)	—
Total Dividends and Distributions	—	(0.36)	—
Net Asset Value, End of Period	$9.69	$9.45	$10.27
Total Return*	2.54%	(4.59)%	2.70%
Net Assets, End of Period (in thousands)	$1,128	$18,046	$199
Average Net Assets for the Period (in thousands)	$1,495	$9,016	$142
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.85%	4.22%(4)	10.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.49%	3.53%	4.00%
Ratio of Net Investment Income/(Loss)	(1.62)%	(1.47)%	(1.84)%
Portfolio Turnover Rate	186%	274%	285%

Class C Shares
For a share outstanding during the period ended June 30, 2017 and the year or period ended July 31	2017(1)	2016	2015(2)
Net Asset Value, Beginning of Period	$9.38	$10.22	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	(0.23)	(0.22)	(0.17)
Net realized and unrealized gain/(loss)	0.42	(0.32)	0.39
Total from Investment Operations	0.19	(0.54)	0.22
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.27)	—
Distributions (from capital gains)	—	(0.03)	—
Total Dividends and Distributions	(0.18)	(0.30)	—
Net Asset Value, End of Period	$9.39	$9.38	$10.22
Total Return*	2.06%	(5.39)%	2.20%
Net Assets, End of Period (in thousands)	$104	$233	$102
Average Net Assets for the Period (in thousands)	$218	$114	$101
Ratios to Average Net Assets**:
Ratio of Gross Expenses	5.21%	5.91%(4)	10.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	3.74%	3.61%	4.72%
Ratio of Net Investment Income/(Loss)	(2.66)%	(2.28)%	(2.55)%
Portfolio Turnover Rate	186%	274%	285%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) The Fund changed its fiscal year end from July 31 to June 30 effective June 30, 2017.

(2) Period from December 9, 2014 (inception date) through July 31, 2015.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

(4) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.04% higher had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

22	JUNE 30, 2017

Janus Henderson International Long/Short Equity Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended June 30	2017(1)
Net Asset Value, Beginning of Period	$9.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	—(3)
Net realized and unrealized gain/(loss)	(0.05)(4)
Total from Investment Operations	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$9.53
Total Return*	(0.52)%
Net Assets, End of Period (in thousands)	$82
Average Net Assets for the Period (in thousands)	$80
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.91%
Ratio of Net Investment Income/(Loss)	(0.72)%
Portfolio Turnover Rate	186%

Class I Shares
For a share outstanding during the period ended June 30, 2017 and the year or period ended July 31	2017(5)	2016	2015(6)
Net Asset Value, Beginning of Period	$9.49	$10.28	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.14)	(0.12)	(0.10)
Net realized and unrealized gain/(loss)	0.40	(0.31)	0.38
Total from Investment Operations	0.26	(0.43)	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.33)	—
Distributions (from capital gains)	—	(0.03)	—
Total Dividends and Distributions	(0.22)	(0.36)	—
Net Asset Value, End of Period	$9.53	$9.49	$10.28
Total Return*	2.85%	(4.27)%	2.80%
Net Assets, End of Period (in thousands)	$10,162	$10,295	$5,982
Average Net Assets for the Period (in thousands)	$9,926	$6,436	$5,250
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.28%	4.75%(7)	9.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.76%	2.81%	3.63%
Ratio of Net Investment Income/(Loss)	(1.61)%	(1.20)%	(1.49)%
Portfolio Turnover Rate	186%	274%	285%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(5) The Fund changed its fiscal year end from July 31 to June 30 effective June 30, 2017.

(6) Period from December 9, 2014 (inception date) through July 31, 2015.

(7) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.04% higher had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson International Long/Short Equity Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended June 30, 2017 and the period ended July 31, 2016	2017(1)	2016(2)
Net Asset Value, Beginning of Period	$9.48	$10.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	(0.14)	(0.09)
Net realized and unrealized gain/(loss)	0.42	(0.21)
Total from Investment Operations	0.28	(0.30)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.33)
Distributions (from capital gains)	—	(0.03)
Total Dividends and Distributions	(0.22)	(0.36)
Net Asset Value, End of Period	$9.54	$9.48
Total Return*	2.98%	(3.03)%
Net Assets, End of Period (in thousands)	$4,674	$4,681
Average Net Assets for the Period (in thousands)	$4,678	$4,799
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.18%	4.23%(4)
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.75%	2.99%
Ratio of Net Investment Income/(Loss)	(1.61)%	(1.39)%
Portfolio Turnover Rate	186%	274%

Class S Shares
For a share outstanding during the period ended June 30	2017(5)
Net Asset Value, Beginning of Period	$9.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	(0.01)
Net realized and unrealized gain/(loss)	(0.04)(6)
Total from Investment Operations	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$9.53
Total Return*	(0.52)%
Net Assets, End of Period (in thousands)	$50
Average Net Assets for the Period (in thousands)	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	3.28%
Ratio of Net Investment Income/(Loss)	(1.07)%
Portfolio Turnover Rate	186%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) The Fund changed its fiscal year end from July 31 to June 30 effective June 30, 2017.

(2) Period from November 30, 2015 (inception date) through July 31, 2016.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

(4) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.04% higher had the custodian not reimbursed the Fund.

(5) Period from June 5, 2017 (inception date) through June 30, 2017.

(6) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

24	JUNE 30, 2017

Janus Henderson International Long/Short Equity Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended June 30	2017(1)
Net Asset Value, Beginning of Period	$9.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)
Net realized and unrealized gain/(loss)	(0.04)(3)
Total from Investment Operations	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$9.53
Total Return*	(0.52)%
Net Assets, End of Period (in thousands)	$50
Average Net Assets for the Period (in thousands)	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.24%
Ratio of Net Expenses (After Waivers and Expense Offsets)	3.01%
Ratio of Net Investment Income/(Loss)	(0.80)%
Portfolio Turnover Rate	186%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson International Long/Short Equity Fund (formerly named Henderson International Long/Short Equity Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation. The Fund is classified as nondiversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson International Long/Short Equity Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The shareholders of the Predecessor Fund received shares of the Fund immediately prior to the Reorganization at the following conversion ratios:

Predecessor Fund Share Class Prior to Reorganization	Predecessor Fund Shares Prior to Reorganization	Conversion Ratio	New Share Class Issued by the Fund	New Shares Issued by the Fund
Class A	110,151	1.00	Class A	110,151
Class C	13,489	1.00	Class C	13,489
Class I	1,068,623	1.00	Class I	1,068,623
Class R6	493,350	1.00	Class N	493,350

The Reorganization was treated as a tax-free exchange for federal income tax purposes, and accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Predecessor Fund as of the date of the Reorganization.

The net assets and composition of net assets of the Fund and the Predecessor Fund on June 2, 2017, were as follows:

	Fund	Predecessor Fund	Combined Funds
Paid-in-Capital	$-	$17,391,211	$17,391,211
Accumulated Net Investment Income	$-	$(1,052,999)	$(1,052,999)
Accumulated Net Realized Gain	$-	$(809,029)	$(809,029)
Net Unrealized Appreciation	$-	$579,763	$579,763
Net Assets	$-	$16,108,946	$16,108,946
Cost of Investments	$-	$7,865,390	$7,865,390

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the fiscal year ended July 31, 2016, and prior periods, the audit of those financial statements were performed by auditors different from the auditors of this report.

The last fiscal year end of the Predecessor Fund was July 31, 2016. Subsequent to July 31, 2016, the Fund changed its fiscal year end to June 30, 2017, to reflect the fiscal year end of certain funds of the Trust. Certain prior year

26	JUNE 30, 2017

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

amounts reflected on the Statements of Operations, Statements of Changes in Net Assets and Statements of Cash Flows have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or

Janus Investment Fund	27

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Assets categorized as Level 3 in the hierarchy have been fair valued as follows:

1) For the investment in securities, last trade price of 34.625 GBP prior to a trading halt. The value of the level 3 investment will increase/decrease in line with the increase/decrease of the market value of the security once trading is reinstated.

2) For the swap contact, in July 2015, Afren’s stock was suspended from trading at a last traded price of 0.01785 GBP as the result of management’s announcement that it was unable to accurately assess its financial position due to reduced production levels and inability to raise capital. Subsequently, in August 2015, the stock was formally delisted from the exchange as the company was taken into bankruptcy proceedings. As the Fund’s position is “short,” it benefitted from the ultimate decline in the company’s value and eventual delisting. Accordingly, pending the company’s liquidation and given the likelihood that the sale of the company’s assets will not be sufficient to cover its outstanding debt, the fair valuation of the security underlying the swap reflects only inconsequential final costs associated with the termination of the contract but which is otherwise deemed worthless.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

28	JUNE 30, 2017

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and "Level 3 Valuation Reconciliation of Assets" in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $447,208 were transferred out of Level 1 to Level 2 due to differences from the Predecessor Fund’s valuation classification procedures to the Fund’s valuation classification procedures.

Financial assets of $311,176 were transferred out of Level 1 to Level 3 since the current market for the securities with quoted prices are not considered active.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Deferred Offering Costs

Costs incurred in connection with the offering and initial registration of Janus Henderson International Long/Short Equity Fund were deferred in conformity with accounting principles generally accepted in the United States of America and amortized to expense on a straight-line basis over the first twelve months after commencement of operations. The deferred offering costs incurred by the Fund was fully amortized to expense as of September 30, 2015.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Janus Investment Fund	29

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of June 30, 2017, the Fund has restricted cash in the amount of $2,161,288. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

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Notes to Financial Statements

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the

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Notes to Financial Statements

difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk. The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

During the period ended June 30, 2017, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $2,848,191 and $4,543,402, respectively.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The Fund may purchase or sell futures on equity indices to increase exposure to equity risk.

During the period ended June 30, 2017, the average ending monthly market value amounts on sold futures contracts is $221,144.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements

32	JUNE 30, 2017

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).Equity swaps may be used in lieu of direct stock investment or short sale to enhance liquidity, synthetically enter markets with high barriers to entry or establish short positions in markets where short selling is disallowed. Equity swaps involve commitments where cash flows are exchanged based on a variable interest rate. At maturity, or upon reset or termination, a net cash flow is exchanged equivalent to the return, inclusive of dividends declared, on the underlying equity, less a financing rate. The Fund may enter into equity swaps for purposes of establishing long or short exposure to underlying individual securities.

During the period ended June 30, 2017, the average ending monthly market value amounts on total return swaps which are long and short the reference asset are $66,407 and 57,906, respectively.

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Notes to Financial Statements

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2017

	Currency Contracts	Equity Contracts	Total
Asset Derivatives:
Forward currency contracts	$ 33,527	$ -	$ 33,527
Outstanding swap contracts, at value	-	144,571	144,571

Total Asset Derivatives	$ 33,527	$144,571	$178,098

Liability Derivatives:
Forward currency contracts	$ 46,492	$ -	$ 46,492
Outstanding swap contracts, at value	-	164,908	164,908

Total Liability Derivatives	$ 46,492	$164,908	$211,400
(a) Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended June 30, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended June 30, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts		Equity Contracts	Total
Futures contracts	$ -		$ (26,087)	$ (26,087)
Investments and foreign currency transactions	(23,359)	(a)	-	(23,359)
Swap contracts	-		1,146,131	1,146,131

Total	$(23,359)		$1,120,044	$1,096,685

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts		Equity Contracts	Total
Futures contracts	$ -		$ 12,232	$ 12,232
Investments, foreign currency translations and non-interested Trustees' deferred compensation	22,256	(a)	-	22,256
Swap contracts	-		(805,393)	(805,393)

Total	$ 22,256		$ (793,161)	$ (770,905)
(a)	Amounts relate to forward currency contracts.
(b) Amounts relate to purchased options.

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Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statements of Operations for the year ended July 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statements of Operations for the year ended July 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts		Equity Contracts	Total
Futures contracts	$ -		$(127,100)	$(127,100)
Investments and foreign currency transactions	(247,253)	(a)	-	(247,253)
Swap contracts	-		(301,383)	(301,383)

Total	$(247,253)		$(428,483)	$(675,736)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts		Equity Contracts	Total
Futures contracts	$ -		$ (2,201)	$ (2,201)
Investments, foreign currency translations and non-interested Trustees' deferred compensation	(50,079)	(a)	-	(50,079)
Swap contracts	-		635,097	635,097

Total	$ (50,079)		$ 632,896	$ 582,817
(a)	Amounts relate to forward currency contracts.
(b) Amounts relate to purchased options.

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations.

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Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a

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Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2017” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

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Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$32,949	$(32,949)	$—	$—
Credit Suisse Securities (Europe) Limited	144,571	(144,571)	—	—
JPMorgan Chase & Co.	578	(557)	—	21

Total	$178,098	$(178,077)	$—	$21
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$45,262	$(32,949)	$—	$12,313
Citigroup Global Markets	673	—	—	673
Credit Suisse Securities (Europe) Limited	164,908	(144,571)	(20,337)	—
JPMorgan Chase & Co.	557	(557)	—	—
State Street	5,551,244	—	—	5,551,244

Total	$5,762,644	$(178,077)	$(20,337)	$5,564,230
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

State Street is the broker and/or custodian for short sales. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments, if any.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold

38	JUNE 30, 2017

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

Short Sales

The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees, disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 1.25% of its average daily net assets.

Prior to the Reorganization, the Fund paid Henderson Global Investors (North America) Inc. (“HGINA”), the Predecessor Fund’s investment advisor. The following table reflects the Predecessor Fund’s investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
All Asset Levels	1.25

Henderson Investment Management Limited (“HIML”) serves as subadviser to the Fund. As subadviser, HIML provides day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML is an affiliate of Janus Capital through a common parent company.

Janus Capital pays HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Prior to the Reorganization, HGINA engaged “HIML” to act as the investment sub-adviser to the Predecessor Fund. The sub-advisers provided research, advice and recommendations with respect to the purchase and sale of securities and made investment decisions regarding assets of the Predecessor Fund subject to the oversight of the Predecessor Fund’s Board of Trustees and the Predecessor Fund’s Adviser. No additional fees were charged to the Predecessor Fund for services of the sub-advisers as these fees were paid from the fees earned by HGINA.

Janus Capital has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses but excluding the 12b-1 distribution and shareholder

Janus Investment Fund	39

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed the annual rate of 1.43% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until one year after completion of the Reorganization. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For the year ended July 31, 2016 and the period prior to the Reorganization, HGINA agreed to waive or limit its management fee and, if necessary, to reimburse expenses of the Predecessor Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, but excluding any acquired fund fees and expenses as a result of investing in other funds, as a percentage of average daily net assets was 1.75%, 2.50%, 1.50%, and 1.50% for Class A, Class C, Class I, and Class R6, respectively. Dividends and interest expense on securities sold short are excluded from the expense limitation calculation.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

40	JUNE 30, 2017

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

Prior to the Reorganization, shares of the Predecessor Fund were often purchased through financial intermediaries who were agents of the Predecessor Fund for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Predecessor Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Predecessor Fund reimbursed HGINA for such fees within limits specified by the Predecessor Fund’s Board of Trustees. The fees were incurred at the class level based on activity, asset levels and/or number of accounts and are included in “Transfer agent networking and omnibus fees” on the Statements of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Prior to the Reorganization, the Predecessor Fund’s Trust adopted a distribution plan for Class A and Class C shares of the Predecessor Fund in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Predecessor Fund paid the distributor an annual fee of 0.25% of the average daily net assets attributable to Class A shares, and annual fee of 1.00% of the average daily net assets attributable to Class C shares. The 12b-1 Plan was used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution services to the Predecessor Fund and their shareholders.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Janus Capital provides office space for the Fund. Some expenses related to compensation payable to the Janus Henderson funds’ Chief Compliance Officer and compliance staff are shared with the Fund. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,736 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation

Janus Investment Fund	41

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2017.

Prior to the Reorganization, certain officers and trustees of the Predecessor Fund’s Trust were also officers of HGINA. None of the Predecessor Fund’s Trust’s officers, other than the Chief Compliance Officer, were compensated by the Predecessor Fund’s Trust. The Predecessor Fund’s Trust made no direct payments to the trustees affiliated with HGINA. Fees paid to trustees are reflected as “Non-interested Trustees’ fees and expenses” on the Statements of Operations. The Predecessor Fund paid part of the full compensation paid to the Predecessor Fund’s Chief Compliance Officer. This compensation, together with other compliance-related costs, is reflected as “Other expenses” in the Statements of Operations.

Prior to the Reorganization, State Street served as the administrator for the Predecessor Fund. As compensation for the administrative services provided by State Street, the Predecessor Fund paid State Street an annual administration fee based upon a percentage of the average net assets of the Predecessor Fund.

In December 2015, the Predecessor Fund’s custodian, SSB, announced that it had identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed “out-of-pocket” (OOP) costs, during and 18-year period from 1998 until early November 2015. The issue was the result of an inaccurate billing rate that was not subsequently reviewed or adjusted. Over time, as volumes increased or costs decreased, the gap between the amount SSB charged as a pass-through expense to clients and the actual cost grew. As OOP charges are not subject to a clear fee schedule, clients largely had no ability to identify the issue. The amount of the differences in what was and what should have been charged, plus interest, was paid back to clients in July 2016 as a reimbursement. The Predecessor Fund’s Trust commenced operations in 2001 and all currently active funds within the Predecessor Fund’s Trust were impacted by this matter. SSB reimbursed the Predecessor Fund directly, which was recognized as a change in accounting estimate and was reflected as an offset to the July 31, 2016 annual period custody expense and resulted in a decrease in gross expenses incurred. Pursuant to the expense limitations, certain sub-scale funds experienced investment advisor fee waivers during the July 31, 2016 annual period. Accordingly, the reduction in the July 31, 2016 annual period custody expense was offset by a reduction in the July 31, 2016 annual period expense waivers, thereby resulting in no net expense or net asset impact. To the extent there were no July 31, 2016 annual period expense waivers, the reduction in the July 31, 2016 annual period custody expense resulted in lower net expenses and a positive net asset impact. The reduction to the July 31, 2016 custody expense was $7,518. The reduction to the July 31, 2016 waiver/reimbursement was $7,518. The net investment income and net asset impact for July 31, 2016 was $0.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended June 30, 2017, Janus Distributors retained upfront sales charges of $487.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended June 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended June 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $1,000.

42	JUNE 30, 2017

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

As of June 30, 2017, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned		% of Fund Owned
Class A Shares	-	%*	-	%*
Class C Shares	-*		-*
Class D Shares	61		-*
Class I Shares	-*		-*
Class N Shares	-*		-*
Class S Shares	100		-*
Class T Shares	100		-*

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ -	$ (1,625,386)	$ (44,420)	$ -	$ 42,302	$ 317,892

Janus Investment Fund	43

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the period ended June 30, 2017
No Expiration
Short-Term	Accumulated Capital Losses
$ (1,625,386)	$ (1,625,386)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 18,988,124	$ 1,038,407	$ (322,740)	$ 715,667

Information on the tax components of securities sold short as of June 30, 2017 is as follows:

Federal Tax Cost	Unrealized (Appreciation)	Unrealized Depreciation	Net Tax (Appreciation)/ Depreciation
$ (5,153,469)	$ (505,191)	$ 107,416	$ (397,775)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses. foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the period ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 338,023	$ -	$ -	$ -

For the year ended July 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 193,326	$ 20,050	$ -	$ -

44	JUNE 30, 2017

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

For the year ended July 31, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 910,361	$ (910,361)

Janus Investment Fund	45

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

6. Capital Share Transactions

	Period ended June 30, 2017(1)		Year ended July 31, 2016(2)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,709,957	$ 15,988,962	2,254,481	$21,931,915
Reinvested dividends and distributions	-	-	786	7,755
Shares repurchased	(3,503,648)	(32,815,781)	(364,544)	(3,487,863)
Net Increase/(Decrease)	(1,793,691)	$(16,826,819)	1,890,723	$18,451,807
Class C Shares:
Shares sold	1	$ 79	14,806	$ 136,562
Reinvested dividends and distributions	279	2,521	15	152
Shares repurchased	(14,001)	(132,392)	-	-
Net Increase/(Decrease)	(13,721)	$ (129,792)	14,821	$ 136,714
Class D Shares:
Shares sold	8,623	$ 82,456	-	$ -
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	8,623	$ 82,456	N/A	N/A
Class I Shares:
Shares sold	247,428	$ 2,349,775	1,143,147	$11,259,960
Reinvested dividends and distributions	22,483	205,493	2,274	22,548
Shares repurchased	(288,714)	(2,694,988)	(641,697)	(6,517,469)
Net Increase/(Decrease)	(18,803)	$ (139,720)	503,724	$ 4,765,039
Class N Shares:
Shares sold	164	$ 2,937	493,775	$ 5,004,874
Reinvested dividends and distributions	84	763	30	296
Shares repurchased	(4,072)	(38,728)	-	-
Net Increase/(Decrease)	(3,824)	$ (35,028)	493,805	$ 5,005,170
Class S Shares:
Shares sold	5,237	$ 50,010	-	$ -
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	5,237	$ 50,010	N/A	N/A
Class T Shares:
Shares sold	5,237	$ 50,010	-	$ -
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	5,237	$ 50,010	N/A	N/A
(1)	Period from June 5, 2017 (inception date) through June 30, 2017 for Class D Shares, Class S Shares and Class T Shares.
(2)	Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

46	JUNE 30, 2017

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

Period ended July 31, 2015(1)	Shares	Amount

Class A Shares:
Shares sold	19,335	$ 195,737
Reinvested dividends and distributions	-	-
Shares repurchased	-	-
Net Increase/(Decrease)	19,335	$ 195,737
Class C Shares:
Shares sold	10,000	$ 100,122
Reinvested dividends and distributions	-	-
Shares repurchased	-	-
Net Increase/(Decrease)	10,000	$ 100,122
Class I Shares:
Shares sold	586,694	$5,912,875
Reinvested dividends and distributions	-	-
Shares repurchased	(5,036)	(52,115)
Net Increase/(Decrease)	581,658	$5,860,760
(1)	Period from December 9, 2014 (inception date) through July 31, 2015.

7. Purchases and Sales of Investment Securities

For the period ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$24,624,456	$ 25,099,910	$ -	$ -

For the year ended July 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$37,172,407	$ 34,846,570	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

Janus Investment Fund	47

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements

9. Merger Related Matters

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson International Long/Short Equity Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

48	JUNE 30, 2017

Janus Henderson International Long/Short Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson International Long/Short Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson International Long/Short Equity Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of June 30, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period from August 1, 2016 through June 30, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of and for each of the years or periods ended July 31, 2016 and 2015, and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the statement of operations, the statements of changes in net assets, the statement of cash flows, and the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Denver, Colorado
August 15, 2017

Janus Investment Fund	49

Janus Henderson International Long/Short Equity Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

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nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

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considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2017, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson International Long/Short Equity Fund

Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Henderson International Long/Short Equity Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Janus Henderson International Long/Short Equity Fund

Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	69

Janus Henderson International Long/Short Equity Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson International Long/Short Equity Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson International Long/Short Equity Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson International Long/Short Equity Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Janus Investment Fund	73

Janus Henderson International Long/Short Equity Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson International Long/Short Equity Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Janus Henderson International Long/Short Equity Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

76	JUNE 30, 2017

Janus Henderson International Long/Short Equity Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	77

Janus Henderson International Long/Short Equity Fund

Shareholder Meeting (unaudited)

Special meetings of shareholders[1] were held on April 6, 2017, and adjourned and reconvened on May 17, 2017 and May 25, 2017 (together, the "meeting"). At the meeting, the following matter was voted on and approved by shareholders. Each vote and fractional vote reported represents one whole or fractional share, respectively, held on the record date for the meeting. The results of the meeting are noted below.

Proposal

1. To approve an Agreement and Plan of Reorganization, which provides for the transfer of all of the assets and all the liabilities of Henderson International Long/Short Equity Fund into Janus Henderson International Long/Short Equity Fund, a corresponding series of Janus Investment Fund, in exchange for shares of beneficial interest of Janus Henderson International Long/Short Equity Fund.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
1,567,540.940	859,819.639	0.000	1,098.000	0.000	860,917.639

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.851	0.000	0.070	0.000	54.922	99.872	0.000	0.128	0.000	100.000

[1]Shareholders of Henderson Global Funds series portfolios.

78	JUNE 30, 2017

Janus Henderson International Long/Short Equity Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the period ended June 30, 2017:

Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

Janus Investment Fund	79

Janus Henderson International Long/Short Equity Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Janus Henderson International Long/Short Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund	81

Janus Henderson International Long/Short Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); and Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson International Long/Short Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	83

Janus Henderson International Long/Short Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson International Long/Short Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

Janus Investment Fund	85

Janus Henderson International Long/Short Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

86	JUNE 30, 2017

Janus Henderson International Long/Short Equity Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief

Janus Investment Fund	87

Janus Henderson International Long/Short Equity Fund

Trustees and Officers (unaudited)

Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation (2012-2017).
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson International Long/Short Equity Fund

Notes

NotesPage1

Janus Investment Fund	89

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93076 08-17

ANNUAL REPORT June 30, 2017

Janus Henderson International Managed Volatility Fund (formerly INTECH International Managed Volatility Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Managed Volatility Fund

Janus Henderson International Managed Volatility Fund (unaudited)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Sub-advised by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2017, Janus Henderson International Managed Volatility Fund’s Class I Shares returned 8.99%. This compares to the 20.27% return posted by the MSCI EAFE Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI EAFE Index. INTECH’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The Janus Henderson International Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the standard deviation of the portfolio depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

The MSCI EAFE Index return advanced by 20.27% for the 12-month period ending June 30, 2017. Janus Henderson International Managed Volatility Fund underperformed the MSCI EAFE Index over the period and generated a return of 8.99%.

The Fund’s defensive positioning acted as significant headwind to relative performance as investors’ risk appetites increased in international equity markets during the period. On average, the Fund was overweight lower beta stocks, or stocks with lower sensitivity to market movements. During the period, higher beta stocks strongly outperformed lower beta stocks, as well as the overall market, on average. Consequently, the Fund’s overweight to lower beta stocks significantly detracted from the Fund’s relative return for the period.

The Fund’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. The Fund was adversely impacted by an average underweight allocation to the financial sector, which was the strongest performing sector during the period, as well as an average overweight allocation to the real estate sector, during the period. Stock selection, which is a residual of the investment process, also detracted from the Fund’s relative performance during the period, especially within the industrials, materials and telecommunication services sectors.

An overall increase in market diversity over the past 12 months reflected a change in the distribution of capital, in which smaller cap stocks outperformed larger cap stocks on average within the MSCI EAFE Index. While the Janus Henderson International Managed Volatility Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, benefited from the overall increase in market diversity during the period, the Fund was negatively impacted by its current defensive positioning and underperformed during the period.

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Janus Investment Fund	1

Janus Henderson International Managed Volatility Fund (unaudited)

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for investing in the Janus Henderson International Managed Volatility Fund.

2	JUNE 30, 2017

Janus Henderson International Managed Volatility Fund (unaudited)

Fund At A Glance

June 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
CLP Holdings Ltd
Electric Utilities	2.3%
Check Point Software Technologies Ltd
Software	2.0%
adidas AG
Textiles, Apparel & Luxury Goods	1.7%
AGL Energy Ltd
Multi-Utilities	1.6%
Galaxy Entertainment Group Ltd
Hotels, Restaurants & Leisure	1.5%
9.1%

Asset Allocation - (% of Net Assets)
Common Stocks	98.5%
Investment Companies	1.1%
Preferred Stocks	0.2%
Other	0.2%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2017	As of June 30, 2016

Janus Investment Fund	3

Janus Henderson International Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2017					per the October 28, 2016 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	8.73%	9.12%	1.43%	1.40%	1.24%	1.24%
Class A Shares at MOP	2.43%	7.85%	0.83%	0.81%
Class C Shares at NAV	8.02%	8.79%	1.15%	1.11%	1.94%	1.94%
Class C Shares at CDSC	7.02%	8.79%	1.15%	1.11%
Class D Shares(1)	9.05%	9.41%	1.47%	1.44%	1.17%	1.10%
Class I Shares	8.99%	9.49%	1.60%	1.58%	0.87%	0.87%
Class N Shares	8.99%	9.49%	1.60%	1.58%	0.86%	0.86%
Class S Shares	8.70%	9.17%	1.42%	1.38%	1.40%	1.40%
Class T Shares	8.96%	9.22%	0.78%	0.71%	1.16%	1.16%
MSCI EAFE Index	20.27%	8.69%	1.03%	1.19%
Morningstar Quartile - Class I Shares	4th	2nd	3rd	3rd
Morningstar Ranking - based on total returns for Foreign Large Growth Funds	414/423	97/342	175/282	187/282

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2017.

The expense ratios for Class N Shares are estimated.

4	JUNE 30, 2017

Janus Henderson International Managed Volatility Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

INTECH's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on April 24, 2015. Performance shown for periods prior to April 24, 2015, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2016. Performance shown for periods prior to October 28, 2016, reflects the historical performance of the Fund’s and predecessor fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

* The predecessor Fund’s inception date – May 2, 2007

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson International Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Net Annualized Expense Ratio (1/1/17 - 6/30/17)
Class A Shares	$1,000.00	$1,156.50	$6.42	$1,000.00	$1,018.84	$6.01	1.20%
Class C Shares	$1,000.00	$1,153.70	$10.31	$1,000.00	$1,015.22	$9.64	1.93%
Class D Shares	$1,000.00	$1,159.60	$5.52	$1,000.00	$1,019.69	$5.16	1.03%
Class I Shares	$1,000.00	$1,158.90	$4.92	$1,000.00	$1,020.23	$4.61	0.92%
Class N Shares	$1,000.00	$1,160.70	$4.23	$1,000.00	$1,020.88	$3.96	0.79%
Class S Shares	$1,000.00	$1,157.60	$6.90	$1,000.00	$1,018.40	$6.46	1.29%
Class T Shares	$1,000.00	$1,158.20	$5.57	$1,000.00	$1,019.64	$5.21	1.04%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2017

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – 98.5%
Aerospace & Defense – 2.0%
Airbus SE	.2,301	$189,197
Dassault Aviation SA	171	238,741
Elbit Systems Ltd	2,443	300,820
Safran SA	1,168	107,028
Singapore Technologies Engineering Ltd	13,900	37,164
Thales SA	10,571	1,137,669
		2,010,619
Airlines – 0.7%
ANA Holdings Inc	101,000	350,617
Deutsche Lufthansa AG	4,333	98,594
easyJet PLC	6,190	109,544
International Consolidated Airlines Group SA	3,229	25,624
Japan Airlines Co Ltd	4,200	129,742
		714,121
Auto Components – 1.4%
Aisin Seiki Co Ltd	2,300	117,597
Bridgestone Corp	9,000	387,338
Cie Generale des Etablissements Michelin	221	29,377
Koito Manufacturing Co Ltd	1,100	56,536
Stanley Electric Co Ltd	8,500	256,224
Sumitomo Electric Industries Ltd	3,000	46,150
Sumitomo Rubber Industries Ltd	11,100	187,139
Yokohama Rubber Co Ltd	14,300	286,738
		1,367,099
Automobiles – 2.6%
Ferrari NV	11,820	1,014,404
Fiat Chrysler Automobiles NV*	55,256	582,433
Peugeot SA	792	15,796
Suzuki Motor Corp	17,000	805,709
Yamaha Motor Co Ltd	9,200	237,076
		2,655,418
Banks – 10.3%
Australia & New Zealand Banking Group Ltd	9,409	207,641
Banco de Sabadell SA	86,514	175,763
Bank Hapoalim BM	137,871	929,049
Bank Leumi Le-Israel BM	209,298	1,015,804
Bankinter SA	11,659	107,382
Bendigo & Adelaide Bank Ltd	55,091	469,036
BOC Hong Kong Holdings Ltd	252,000	1,205,579
CaixaBank SA	167,612	800,103
Commonwealth Bank of Australia	1,824	116,063
Credit Agricole SA	2,872	46,196
Danske Bank A/S	6,318	243,041
DBS Group Holdings Ltd	31,600	476,158
DNB ASA	19,647	334,289
Hang Seng Bank Ltd	65,100	1,361,670
HSBC Holdings PLC	36,800	341,054
Mebuki Financial Group Inc	19,300	71,736
Mizrahi Tefahot Bank Ltd	19,999	363,920
National Australia Bank Ltd	6,618	150,473
Natixis SA	18,127	121,660
Nordea Bank AB	40,140	510,973
Oversea-Chinese Banking Corp Ltd	6,500	50,955
Raiffeisen Bank International AG*	4,777	120,562
Resona Holdings Inc	81,000	445,478
Skandinaviska Enskilda Banken AB	12,855	155,551
Societe Generale SA	2,433	130,894
United Overseas Bank Ltd	16,400	275,478

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – (continued)
Banks – (continued)
Yamaguchi Financial Group Inc	.12,000	$144,798
		10,371,306
Beverages – 1.1%
Asahi Group Holdings Ltd	5,100	191,738
Carlsberg A/S	413	44,128
Coca-Cola Amatil Ltd	9,250	65,604
Coca-Cola Bottlers Japan Inc	4,800	138,716
Coca-Cola European Partners PLC	1,009	40,963
Coca-Cola HBC AG*	1,888	55,514
Heineken Holding NV	1,082	99,160
Heineken NV	1,236	120,162
Kirin Holdings Co Ltd	10,100	205,574
Pernod Ricard SA	152	20,353
Remy Cointreau SA	278	32,462
Treasury Wine Estates Ltd	6,703	67,781
		1,082,155
Biotechnology – 0.5%
CSL Ltd	1,443	153,047
Genmab A/S*	140	29,874
Grifols SA	10,003	278,559
		461,480
Building Products – 0.3%
Asahi Glass Co Ltd	2,600	109,354
Assa Abloy AB	1,943	42,708
Geberit AG	106	49,450
LIXIL Group Corp	3,100	77,431
		278,943
Capital Markets – 1.4%
Partners Group Holding AG	2,062	1,278,801
SBI Holdings Inc/Japan	8,700	117,743
		1,396,544
Chemicals – 5.5%
Arkema SA	230	24,540
Asahi Kasei Corp	86,000	923,395
BASF SE	1,894	175,393
Covestro AG	10,937	789,493
EMS-Chemie Holding AG	737	543,562
Frutarom Industries Ltd	749	52,371
Hitachi Chemical Co Ltd	16,000	476,614
Incitec Pivot Ltd	17,139	44,908
JSR Corp	2,500	43,060
Kaneka Corp	1,000	7,612
Kuraray Co Ltd	17,300	313,511
Mitsubishi Gas Chemical Co Inc	28,600	603,993
Nippon Paint Holdings Co Ltd	3,900	147,386
Nissan Chemical Industries Ltd	2,600	85,773
Nitto Denko Corp	300	24,649
Shin-Etsu Chemical Co Ltd	5,200	470,941
Sika AG	115	738,994
Sumitomo Chemical Co Ltd	6,000	34,466
		5,500,661
Commercial Services & Supplies – 0.6%
Dai Nippon Printing Co Ltd	11,000	122,070
G4S PLC	5,427	23,067
ISS A/S	663	26,044
Toppan Printing Co Ltd	40,000	438,200
		609,381
Construction & Engineering – 0.9%
Bouygues SA	3,707	156,296

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2017

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – (continued)
Construction & Engineering – (continued)
CIMIC Group Ltd	.11,137	$332,379
HOCHTIEF AG	1,205	220,727
JGC Corp	11,900	192,796
Skanska AB	1,289	30,598
		932,796
Construction Materials – 0%
Boral Ltd	9,745	52,042
Consumer Finance – 0%
AEON Financial Service Co Ltd	1,700	35,947
Provident Financial PLC	544	17,235
		53,182
Diversified Consumer Services – 0.1%
Benesse Holdings Inc	2,400	90,486
Diversified Financial Services – 0.4%
Challenger Ltd/Australia	4,956	50,801
EXOR NV	478	25,869
Groupe Bruxelles Lambert SA	359	34,557
Industrivarden AB	3,254	78,054
Investor AB	1,822	87,842
L E Lundbergforetagen AB	615	48,565
Pargesa Holding SA	583	44,367
		370,055
Diversified Telecommunication Services – 1.0%
Bezeq The Israeli Telecommunication Corp Ltd	161,847	268,554
Elisa OYJ	974	37,740
Iliad SA	432	102,171
Proximus SADP	1,496	52,329
Spark New Zealand Ltd	138,242	382,824
Telefonica Deutschland Holding AG	32,345	161,529
		1,005,147
Electric Utilities – 5.0%
CLP Holdings Ltd	216,500	2,290,565
Endesa SA#	3,104	71,498
Kansai Electric Power Co Inc	81,400	1,119,739
Kyushu Electric Power Co Inc	55,800	676,785
Power Assets Holdings Ltd	80,000	706,527
Tohoku Electric Power Co Inc	9,200	127,210
		4,992,324
Electrical Equipment – 0.4%
Gamesa Corp Tecnologica SA	2,700	57,644
Mitsubishi Electric Corp	2,800	40,222
Nidec Corp	500	51,174
OSRAM Licht AG	724	57,670
Vestas Wind Systems A/S	2,505	231,285
		437,995
Electronic Equipment, Instruments & Components – 2.3%
Hirose Electric Co Ltd	700	99,715
Hitachi High-Technologies Corp	1,900	73,662
Keyence Corp	900	394,860
Kyocera Corp	4,800	277,688
Nippon Electric Glass Co Ltd	1,000	36,324
Omron Corp	9,200	398,808
Yaskawa Electric Corp	27,200	575,878
Yokogawa Electric Corp	27,300	437,198
		2,294,133
Energy Equipment & Services – 0.1%
Tenaris SA	5,222	81,402
Equity Real Estate Investment Trusts (REITs) – 4.4%
Dexus	40,394	294,246

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Goodman Group	.31,447	$190,169
GPT Group	15,127	55,677
Japan Prime Realty Investment Corp	35	121,221
Japan Real Estate Investment Corp	178	884,777
Japan Retail Fund Investment Corp	22	40,592
Link REIT	167,000	1,270,596
Nippon Building Fund Inc	175	893,206
Nippon Prologis REIT Inc	66	140,498
Nomura Real Estate Master Fund Inc	346	472,881
United Urban Investment Corp	45	64,223
		4,428,086
Food & Staples Retailing – 0.2%
ICA Gruppen AB	624	23,237
Wesfarmers Ltd	3,026	93,286
Woolworths Ltd	2,004	39,328
		155,851
Food Products – 2.6%
Barry Callebaut AG*	36	49,497
Calbee Inc	4,000	157,034
Marine Harvest ASA*	21,212	363,204
Nestle SA	7,064	614,950
NH Foods Ltd	22,000	668,060
Nissin Foods Holdings Co Ltd	1,300	81,149
Wilmar International Ltd	187,000	455,137
Yakult Honsha Co Ltd	4,000	272,097
		2,661,128
Gas Utilities – 1.5%
APA Group	23,290	164,106
Gas Natural SDG SA	1,803	42,189
Hong Kong & China Gas Co Ltd	640,223	1,203,821
Tokyo Gas Co Ltd	24,000	124,695
		1,534,811
Health Care Equipment & Supplies – 1.4%
Cochlear Ltd	1,683	201,030
Coloplast A/S	1,045	87,334
Getinge AB	3,260	63,836
Hoya Corp	5,700	295,644
Smith & Nephew PLC	2,598	44,826
Sonova Holding AG	1,820	295,612
Straumann Holding AG	470	267,458
William Demant Holding A/S*	4,078	105,563
		1,361,303
Health Care Providers & Services – 0.2%
Alfresa Holdings Corp	2,200	42,392
Suzuken Co Ltd/Aichi Japan	3,500	116,086
		158,478
Hotels, Restaurants & Leisure – 4.5%
Aristocrat Leisure Ltd	46,605	807,900
Carnival PLC	8,506	562,688
Compass Group PLC	3,525	74,362
Galaxy Entertainment Group Ltd	242,000	1,469,259
InterContinental Hotels Group PLC	4,575	254,210
McDonald's Holdings Co Japan Ltd	5,500	210,786
Melco Resorts & Entertainment Ltd (ADR)	25,000	561,250
Sands China Ltd	117,600	538,503
Sodexo SA	338	43,695
		4,522,653
Household Durables – 2.2%
Barratt Developments PLC	11,564	84,856

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2017

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – (continued)
Household Durables – (continued)
Electrolux AB	.3,868	$126,817
Husqvarna AB	17,565	174,582
Nikon Corp	8,000	127,761
Persimmon PLC	2,251	65,719
SEB SA	165	29,631
Sekisui Chemical Co Ltd	34,400	615,138
Sharp Corp/Japan*,#	172,000	637,773
Taylor Wimpey PLC	24,042	55,164
Techtronic Industries Co Ltd	57,000	262,104
		2,179,545
Household Products – 0.7%
Henkel AG & Co KGaA	336	40,635
Lion Corp	31,100	643,238
Unicharm Corp	1,800	45,168
		729,041
Industrial Conglomerates – 1.1%
Jardine Matheson Holdings Ltd	8,600	552,120
Jardine Strategic Holdings Ltd	10,900	454,421
Keppel Corp Ltd	13,600	62,151
Koninklijke Philips NV	596	21,164
Sembcorp Industries Ltd	17,200	38,489
		1,128,345
Information Technology Services – 1.0%
Amadeus IT Group SA	740	44,240
Atos SE	1,947	273,264
Computershare Ltd	16,101	174,940
Fujitsu Ltd	16,000	117,773
Nomura Research Institute Ltd	3,500	137,716
Obic Co Ltd	1,100	67,491
Otsuka Corp	2,900	179,735
		995,159
Insurance – 1.7%
Baloise Holding AG	858	132,647
Dai-ichi Life Holdings Inc	4,200	75,683
SCOR SE	590	23,387
Sompo Holdings Inc	4,300	165,905
Sony Financial Holdings Inc	2,800	47,654
Swiss Life Holding AG*	2,042	689,329
Swiss Re AG	1,508	137,885
T&D Holdings Inc	15,700	238,655
Zurich Insurance Group AG	668	194,491
		1,705,636
Internet & Direct Marketing Retail – 0.1%
Start Today Co Ltd	3,900	95,887
Internet Software & Services – 0.3%
Mixi Inc	6,300	350,124
Leisure Products – 0.1%
Bandai Namco Holdings Inc	1,700	57,896
Machinery – 4.9%
Alfa Laval AB	8,542	174,873
Atlas Copco AB - Class A	1,888	72,415
Atlas Copco AB - Class B	1,080	37,333
CNH Industrial NV	13,546	153,380
FANUC Corp	4,300	827,997
Hitachi Construction Machinery Co Ltd	14,600	364,416
IHI Corp	16,000	54,348
Kurita Water Industries Ltd	2,700	73,466
Makita Corp	1,100	40,641
MAN SE	5,860	628,187

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – (continued)
Machinery – (continued)
MINEBEA MITSUMI Inc	.3,400	$54,571
NSK Ltd	51,400	641,243
Sandvik AB	19,967	314,163
SKF AB	10,408	210,973
Sumitomo Heavy Industries Ltd	74,000	487,587
THK Co Ltd	17,000	480,704
Volvo AB	11,861	202,256
Wartsila OYJ Abp	1,384	81,792
		4,900,345
Marine – 0.5%
AP Moller - Maersk A/S	31	59,197
Kuehne + Nagel International AG	148	24,703
Mitsui OSK Lines Ltd	150,000	440,156
		524,056
Media – 1.4%
Altice NV - Class A*	10,180	234,835
Altice NV - Class B*	7,213	166,433
Axel Springer SE	2,225	133,653
Eutelsat Communications SA	1,542	39,375
Hakuhodo DY Holdings Inc	2,900	38,448
Pearson PLC	8,955	80,637
REA Group Ltd	4,778	243,781
Telenet Group Holding NV*	6,941	437,152
		1,374,314
Metals & Mining – 1.7%
Boliden AB	23,580	643,737
Fortescue Metals Group Ltd	40,500	162,447
Hitachi Metals Ltd	6,000	83,336
Newcrest Mining Ltd	3,886	60,198
Randgold Resources Ltd	469	41,560
Rio Tinto Ltd	913	44,387
South32 Ltd	327,561	674,548
		1,710,213
Multiline Retail – 0.8%
J Front Retailing Co Ltd	19,600	300,466
Ryohin Keikaku Co Ltd	700	174,720
Takashimaya Co Ltd	31,000	294,674
		769,860
Multi-Utilities – 1.7%
AGL Energy Ltd	83,264	1,631,486
National Grid PLC	3,019	37,419
		1,668,905
Oil, Gas & Consumable Fuels – 2.2%
Idemitsu Kosan Co Ltd	11,900	337,551
Inpex Corp	4,700	45,178
JXTG Holdings Inc	138,450	604,103
OMV AG	19,748	1,024,656
Origin Energy Ltd*	35,033	184,666
Woodside Petroleum Ltd	3,002	68,902
		2,265,056
Paper & Forest Products – 0.2%
Stora Enso OYJ	15,299	197,601
Personal Products – 0.7%
Beiersdorf AG	1,099	115,515
Kao Corp	3,700	219,513
L'Oreal SA	124	25,829
Pola Orbis Holdings Inc	5,600	147,494
Shiseido Co Ltd	2,900	102,993
Unilever NV	1,502	82,882

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2017

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – (continued)
Personal Products – (continued)
Unilever PLC	.1,058	$57,245
		751,471
Pharmaceuticals – 3.6%
AstraZeneca PLC*	1,662	111,135
GlaxoSmithKline PLC	3,847	81,932
H Lundbeck A/S	3,411	191,477
Hisamitsu Pharmaceutical Co Inc	2,300	110,030
Ipsen SA	1,905	260,734
Kyowa Hakko Kirin Co Ltd	12,400	230,116
Merck KGaA	1,828	220,760
Mitsubishi Tanabe Pharma Corp	32,300	745,606
Orion Oyj	9,482	605,308
Recordati SpA	5,197	210,809
Roche Holding AG	255	64,960
Sanofi	2,253	215,507
Santen Pharmaceutical Co Ltd	6,300	85,374
Shionogi & Co Ltd	1,700	94,614
Takeda Pharmaceutical Co Ltd	2,000	101,529
UCB SA	2,661	183,030
Vifor Pharma AG	630	69,467
		3,582,388
Professional Services – 1.4%
Adecco Group AG	246	18,708
Bureau Veritas SA	4,513	99,855
Intertek Group PLC	1,241	68,148
Randstad Holding NV	196	11,442
Recruit Holdings Co Ltd	53,100	911,756
RELX NV	4,764	97,928
RELX PLC	2,143	46,324
SGS SA	20	48,446
Wolters Kluwer NV	2,079	88,000
		1,390,607
Real Estate Management & Development – 2.2%
Azrieli Group Ltd	6,329	351,533
CapitaLand Ltd	33,800	85,949
Hang Lung Group Ltd	57,000	235,821
Hang Lung Properties Ltd	14,000	34,968
Henderson Land Development Co Ltd	26,400	147,264
Hongkong Land Holdings Ltd	11,900	87,584
LendLease Group	9,777	125,085
New World Development Co Ltd	185,000	234,828
Swire Properties Ltd	102,200	337,080
Swiss Prime Site AG*	1,541	140,018
UOL Group Ltd	40,900	227,024
Wheelock & Co Ltd	33,000	248,963
		2,256,117
Road & Rail – 2.5%
DSV A/S	627	38,529
Keikyu Corp	71,000	854,197
MTR Corp Ltd	105,000	591,089
Nippon Express Co Ltd	101,000	631,362
Tobu Railway Co Ltd	12,000	65,410
West Japan Railway Co	5,200	366,950
		2,547,537
Semiconductor & Semiconductor Equipment – 3.0%
ASM Pacific Technology Ltd	32,800	443,232
ASML Holding NV	1,443	188,025
Disco Corp	200	31,869
NXP Semiconductors NV*	700	76,615

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Rohm Co Ltd	.8,400	$644,603
STMicroelectronics NV	87,684	1,258,694
Tokyo Electron Ltd	3,100	417,891
		3,060,929
Software – 3.0%
Check Point Software Technologies Ltd*	18,300	1,996,164
Konami Holdings Corp	7,700	427,245
Mobileye NV*	3,000	188,400
Oracle Corp Japan	1,200	77,788
Trend Micro Inc/Japan	6,600	339,801
		3,029,398
Specialty Retail – 1.2%
Hikari Tsushin Inc	1,700	178,677
Industria de Diseno Textil SA	716	27,482
Nitori Holdings Co Ltd	1,200	160,484
Shimamura Co Ltd	3,200	391,535
Yamada Denki Co Ltd	83,800	415,796
		1,173,974
Technology Hardware, Storage & Peripherals – 0.6%
Brother Industries Ltd	21,000	484,199
Canon Inc	1,200	40,718
FUJIFILM Holdings Corp	1,300	46,701
		571,618
Textiles, Apparel & Luxury Goods – 4.2%
adidas AG	8,758	1,677,768
Burberry Group PLC	1,474	31,882
Christian Dior SE*	2,758	788,508
Hermes International	693	342,401
Kering	1,854	631,367
Luxottica Group SpA	7,241	418,835
LVMH Moet Hennessy Louis Vuitton SE	569	141,850
Swatch Group AG	189	69,815
Swatch Group AG (REG)	1,564	114,290
Yue Yuen Industrial Holdings Ltd	9,500	39,425
		4,256,141
Tobacco – 0.2%
British American Tobacco PLC	3,270	222,874
Trading Companies & Distributors – 2.8%
Ashtead Group PLC	18,200	376,594
Bunzl PLC	815	24,282
ITOCHU Corp	46,700	693,067
Marubeni Corp	84,400	544,705
Mitsui & Co Ltd	15,500	221,281
Sumitomo Corp	64,700	841,112
Toyota Tsusho Corp	3,000	89,765
		2,790,806
Transportation Infrastructure – 0.9%
Abertis Infraestructuras SA	1,451	26,877
Aena SA	489	95,409
Aeroports de Paris#	1,895	305,785
Kamigumi Co Ltd	6,000	62,849
SATS Ltd	50,400	187,114
Transurban Group	21,754	198,081
		876,115
Water Utilities – 0.1%
United Utilities Group PLC	7,530	85,063
Wireless Telecommunication Services – 0.1%
Millicom International Cellular SA (SDR)	719	42,485

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2017

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – (continued)
Wireless Telecommunication Services – (continued)
Tele2 AB	.3,969	$41,570
		84,055
Total Common Stocks (cost $86,564,495)		98,910,675
Preferred Stocks – 0.2%
Chemicals – 0.1%
FUCHS PETROLUB SE	2,202	119,887
Household Products – 0.1%
Henkel AG & Co KGaA	414	56,971
Total Preferred Stocks (cost $180,767)		176,858
Investment Companies – 1.1%
Investments Purchased with Cash Collateral from Securities Lending – 0.8%
Janus Cash Collateral Fund LLC, 0.8560%ºº,£	804,504	804,504
Money Markets – 0.3%
Janus Cash Liquidity Fund LLC, 0.9803%ºº,£	303,000	303,000
Total Investment Companies (cost $1,107,504)		1,107,504
Total Investments (total cost $87,852,766) – 99.8%		100,195,037
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		246,388
Net Assets – 100%		$100,441,425

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$36,993,169	36.9%
Hong Kong	14,276,669	14.2
Australia	7,124,038	7.1
France	6,832,262	6.8
Switzerland	5,587,450	5.6
Israel	5,466,615	5.5
Germany	4,496,782	4.5
Sweden	3,082,568	3.1
United Kingdom	2,953,334	2.9
Italy	2,461,263	2.5
Singapore	1,895,619	1.9
Spain	1,752,770	1.7
Netherlands	1,253,478	1.3
Austria	1,145,218	1.1
United States	1,107,504	1.1
Denmark	1,056,472	1.1
Finland	922,441	0.9
Belgium	707,068	0.7
Norway	697,493	0.7
New Zealand	382,824	0.4

Total	$100,195,037	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson International Managed Volatility Fund

Notes to Schedule of Investments and Other Information

MSCI EAFE® Index	MSCI EAFE® (Europe, Australasia, Far East) Index reflects the equity market performance of developed markets, excluding the U.S. and Canada.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered
SDR	Swedish Depositary Receipt

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2017.

#	Loaned security; a portion of the security is on loan at June 30, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2017. Unless otherwise indicated, all information in the table is for the year ended June 30, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 6/30/17	Gain/(Loss)	Income	at 6/30/17

Janus Cash Collateral Fund LLC	427,250	7,763,620	(7,386,366)	804,504	$—	$10,243(1)	$804,504
Janus Cash Liquidity Fund LLC	1,396,712	54,401,558	(55,495,270)	303,000	—	7,637	303,000

Total					$—	$17,880	$1,107,504
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$98,910,675	$-	$-
Preferred Stocks	-	176,858	-
Investment Companies	-	1,107,504	-
Total Assets	$98,910,675	$1,284,362	$-

16	JUNE 30, 2017

Janus Henderson International Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$87,852,766
Unaffiliated investments, at value(1)	99,087,533
Affiliated investments, at value	1,107,504
Cash denominated in foreign currency(2)	48,257
Non-interested Trustees' deferred compensation	1,785
Receivables:
Investments sold	757,352
Dividends	205,213
Foreign tax reclaims	112,251
Fund shares sold	68,553
Dividends from affiliates	204
Other assets	3,619
Total Assets	101,392,271
Liabilities:
Due to custodian	8,411
Collateral for securities loaned (Note 2)	804,504
Payables:	—
Advisory fees	49,232
Professional fees	34,830
Fund shares repurchased	21,287
Transfer agent fees and expenses	12,191
12b-1 Distribution and shareholder servicing fees	4,405
Custodian fees	2,635
Non-interested Trustees' deferred compensation fees	1,785
Fund administration fees	850
Non-interested Trustees' fees and expenses	591
Accrued expenses and other payables	10,125
Total Liabilities	950,846
Net Assets	$100,441,425

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$92,487,397
Undistributed net investment income/(loss)	309,932
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(4,700,688)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	12,344,784
Total Net Assets	$100,441,425
Net Assets - Class A Shares	$8,240,006
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	968,980
Net Asset Value Per Share(3)	$8.50
Maximum Offering Price Per Share(4)	$9.02
Net Assets - Class C Shares	$2,671,643
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	320,737
Net Asset Value Per Share(3)	$8.33
Net Assets - Class D Shares	$4,412,376
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	523,597
Net Asset Value Per Share	$8.43
Net Assets - Class I Shares	$34,747,684
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,106,431
Net Asset Value Per Share	$8.46
Net Assets - Class N Shares	$32,840,266
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,887,576
Net Asset Value Per Share	$8.45
Net Assets - Class S Shares	$726,274
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	85,204
Net Asset Value Per Share	$8.52
Net Assets - Class T Shares	$16,803,176
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,994,699
Net Asset Value Per Share	$8.42

(1) Includes $760,580 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Includes cost of $48,257.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

18	JUNE 30, 2017

Janus Henderson International Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2017(1)

Investment Income:
Dividends	$2,808,294
Affiliated securities lending income, net	10,243
Dividends from affiliates	7,637
Other income	91
Foreign tax withheld	(236,508)
Total Investment Income	2,589,757
Expenses:
Advisory fees	580,165
12b-1Distribution and shareholder servicing fees:
Class A Shares	17,052
Class C Shares	23,039
Class S Shares	2,467
Transfer agent administrative fees and expenses:
Class D Shares	3,788
Class S Shares	2,467
Class T Shares	50,644
Transfer agent networking and omnibus fees:
Class A Shares	7,930
Class C Shares	2,333
Class I Shares	27,719
Other transfer agent fees and expenses:
Class A Shares	812
Class C Shares	348
Class D Shares	1,071
Class I Shares	2,279
Class N Shares	933
Class S Shares	36
Class T Shares	356
Registration fees	97,792
Professional fees	47,604
Custodian fees	35,176
Fund administration fees	9,740
Shareholder reports expense	8,321
Non-interested Trustees’ fees and expenses	2,932
Other expenses	13,296
Total Expenses	938,300
Less: Excess Expense Reimbursement	(179)
Net Expenses	938,121
Net Investment Income/(Loss)	1,651,636
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	1,152
Total Net Realized Gain/(Loss) on Investments	1,152
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	7,117,307
Total Change in Unrealized Net Appreciation/Depreciation	7,117,307
Net Increase/(Decrease) in Net Assets Resulting from Operations	$8,770,095

(1) Period from October 28, 2016 (inception date) through June 30, 2017 for Class N Shares.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson International Managed Volatility Fund

Statements of Changes in Net Assets

	Year ended June 30, 2017(1)	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$1,651,636	$1,322,942
Net realized gain/(loss) on investments	1,152	(2,355,579)
Change in unrealized net appreciation/depreciation	7,117,307	1,706,722
Net Increase/(Decrease) in Net Assets Resulting from Operations	8,770,095	674,085
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(171,788)	(16,604)
Class C Shares	(29,038)	(6,407)
Class D Shares	(46,272)	(15,202)
Class I Shares	(384,770)	(894,967)
Class N Shares	(989,140)	N/A
Class S Shares	(25,915)	(736)
Class T Shares	(408,738)	(19,967)
Net Decrease from Dividends and Distributions to Shareholders	(2,055,661)	(953,883)
Capital Share Transactions:
Class A Shares	3,190,647	(959,620)
Class C Shares	923,856	1,077,678
Class D Shares	1,799,679	1,770,325
Class I Shares	(31,866,339)	2,526,681
Class N Shares	27,464,606	N/A
Class S Shares	(343,576)	937,439
Class T Shares	1,430,106	13,031,280
Net Increase/(Decrease) from Capital Share Transactions	2,598,979	18,383,783
Net Increase/(Decrease) in Net Assets	9,313,413	18,103,985
Net Assets:
Beginning of period	91,128,012	73,024,027
End of period	$100,441,425	$91,128,012

Undistributed Net Investment Income/(Loss)	$309,932	$499,205

(1) Period from October 28, 2016 (inception date) through June 30, 2017 for Class N Shares.

See Notes to Financial Statements.

20	JUNE 30, 2017

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$7.96	$8.03	$9.66		$8.07	$6.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(1)	0.11(1)	0.09(1)		0.25(1)	0.22
Net realized and unrealized gain/(loss)	0.59	(0.13)	(0.56)		1.57	1.21
Total from Investment Operations	0.67	(0.02)	(0.47)		1.82	1.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.05)	(0.15)		(0.23)	(0.15)
Distributions (from capital gains)	—	—	(1.01)		—(2)	—
Total Dividends and Distributions	(0.13)	(0.05)	(1.16)		(0.23)	(0.15)
Net Asset Value, End of Period	$8.50	$7.96	$8.03		$9.66	$8.07
Total Return*	8.73%	(0.22)%	(4.19)%		22.74%	21.27%
Net Assets, End of Period (in thousands)	$8,240	$4,821	$5,829		$5,342	$473
Average Net Assets for the Period (in thousands)	$6,776	$3,145	$5,392		$2,240	$317
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	1.24%	1.35%		1.21%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.24%	1.34%		1.20%	1.22%
Ratio of Net Investment Income/(Loss)	1.05%	1.45%	1.09%		2.69%	1.26%
Portfolio Turnover Rate	134%	74%	191%		160%	143%
				1

Class C Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$7.81	$7.94	$9.58	$8.14	$6.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(1)	0.08(1)	0.03(1)	0.19(1)	2.46
Net realized and unrealized gain/(loss)	0.55	(0.15)	(0.56)	1.57	(0.93)
Total from Investment Operations	0.61	(0.07)	(0.53)	1.76	1.53
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.06)	(0.10)	(0.32)	(0.17)
Distributions (from capital gains)	—	—	(1.01)	—(2)	—
Total Dividends and Distributions	(0.09)	(0.06)	(1.11)	(0.32)	(0.17)
Net Asset Value, End of Period	$8.33	$7.81	$7.94	$9.58	$8.14
Total Return*	8.02%	(0.86)%	(4.95)%	21.91%	22.79%
Net Assets, End of Period (in thousands)	$2,672	$1,581	$510	$526	$113
Average Net Assets for the Period (in thousands)	$2,289	$924	$480	$179	$251
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.89%	1.94%	2.02%	1.93%	1.32%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.89%	1.94%	2.01%	1.93%	1.18%
Ratio of Net Investment Income/(Loss)	0.75%	1.05%	0.40%	2.13%	1.20%
Portfolio Turnover Rate	134%	74%	191%	160%	143%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$7.87	$8.00	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.14	0.15	0.03
Net realized and unrealized gain/(loss)	0.55	(0.16)	(2.03)
Total from Investment Operations	0.69	(0.01)	(2.00)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.12)	—
Distributions (from capital gains)	—	—	—
Total Dividends and Distributions	(0.13)	(0.12)	—
Net Asset Value, End of Period	$8.43	$7.87	$8.00
Total Return*	9.05%	(0.12)%	(20.00)%
Net Assets, End of Period (in thousands)	$4,412	$2,282	$504
Average Net Assets for the Period (in thousands)	$3,132	$1,314	$315
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.99%	1.17%	2.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	1.10%	1.26%
Ratio of Net Investment Income/(Loss)	1.77%	1.97%	1.80%
Portfolio Turnover Rate	134%	74%	191%

Class I Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$7.89	$8.00	$9.63	$8.03	$6.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(2)	0.14(2)	0.13(2)	0.21(2)	0.18
Net realized and unrealized gain/(loss)	0.57	(0.13)	(0.57)	1.63	1.28
Total from Investment Operations	0.69	0.01	(0.44)	1.84	1.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.12)	(0.18)	(0.24)	(0.20)
Distributions (from capital gains)	—	—	(1.01)	—(3)	—
Total Dividends and Distributions	(0.12)	(0.12)	(1.19)	(0.24)	(0.20)
Net Asset Value, End of Period	$8.46	$7.89	$8.00	$9.63	$8.03
Total Return*	8.99%	0.14%	(3.90)%	23.21%	21.78%
Net Assets, End of Period (in thousands)	$34,748	$66,948	$65,227	$69,062	$59,981
Average Net Assets for the Period (in thousands)	$45,492	$61,549	$64,504	$66,596	$42,583
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.87%	0.93%	0.81%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.87%	0.93%	0.81%	0.92%
Ratio of Net Investment Income/(Loss)	1.51%	1.78%	1.48%	2.27%	1.86%
Portfolio Turnover Rate	134%	74%	191%	160%	143%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from April 24, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

22	JUNE 30, 2017

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended June 30	2017(1)
Net Asset Value, Beginning of Period	$7.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11
Net realized and unrealized gain/(loss)	0.70
Total from Investment Operations	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)
Distributions (from capital gains)	—
Total Dividends and Distributions	(0.15)
Net Asset Value, End of Period	$8.45
Total Return*	10.72%
Net Assets, End of Period (in thousands)	$32,840
Average Net Assets for the Period (in thousands)	$38,721
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%
Ratio of Net Investment Income/(Loss)	2.00%
Portfolio Turnover Rate	134%

Class S Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$7.98	$8.09	$9.74	$8.09	$6.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(2)	0.15(2)	0.09(2)	0.15(2)	2.47
Net realized and unrealized gain/(loss)	0.59	(0.17)	(0.57)	1.69	(1.02)
Total from Investment Operations	0.67	(0.02)	(0.48)	1.84	1.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.09)	(0.16)	(0.19)	(0.15)
Distributions (from capital gains)	—	—	(1.01)	—(3)	—
Total Dividends and Distributions	(0.13)	(0.09)	(1.17)	(0.19)	(0.15)
Net Asset Value, End of Period	$8.52	$7.98	$8.09	$9.74	$8.09
Total Return*	8.70%	(0.18)%	(4.29)%	22.92%	21.48%
Net Assets, End of Period (in thousands)	$726	$1,009	$67	$67	$118
Average Net Assets for the Period (in thousands)	$983	$135	$64	$86	$254
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.26%	1.40%	1.43%	1.33%	1.48%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.25%	1.26%	1.43%	1.13%	1.29%
Ratio of Net Investment Income/(Loss)	1.02%	1.98%	1.01%	1.69%	1.09%
Portfolio Turnover Rate	134%	74%	191%	160%	143%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from October 28, 2016 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$7.87	$7.99	$9.60	$8.01	$6.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.22(1)	0.09(1)	0.32(1)	0.08
Net realized and unrealized gain/(loss)	0.57	(0.23)	(0.55)	1.49	1.35
Total from Investment Operations	0.68	(0.01)	(0.46)	1.81	1.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.11)	(0.14)	(0.22)	(0.19)
Distributions (from capital gains)	—	—	(1.01)	—(2)	—
Total Dividends and Distributions	(0.13)	(0.11)	(1.15)	(0.22)	(0.19)
Net Asset Value, End of Period	$8.42	$7.87	$7.99	$9.60	$8.01
Total Return*	8.96%	(0.14)%	(4.08)%	22.78%	21.30%
Net Assets, End of Period (in thousands)	$16,803	$14,487	$887	$2,504	$202
Average Net Assets for the Period (in thousands)	$20,165	$4,865	$1,474	$1,121	$70
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	1.16%	1.16%	1.12%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	1.16%	1.16%	1.12%	1.26%
Ratio of Net Investment Income/(Loss)	1.43%	2.90%	1.10%	3.44%	1.24%
Portfolio Turnover Rate	134%	74%	191%	160%	143%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

24	JUNE 30, 2017

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson International Managed Volatility Fund (formerly INTECH International Managed Volatility Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or

Janus Investment Fund	25

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

26	JUNE 30, 2017

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

Financial assets of $45,181,547 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If

Janus Investment Fund	27

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or

28	JUNE 30, 2017

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$760,580	$—	$(760,580)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Janus Investment Fund	29

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $760,580 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2017 is $804,504, resulting in the net amount due to the counterparty of $43,924.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

30	JUNE 30, 2017

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.95% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer

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Notes to Financial Statements

agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,736 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the

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Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2017, Janus Distributors retained upfront sales charges of $1,876.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $900.

As of June 30, 2017, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	93	30
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 415,642	$ -	$ (4,688,484)	$ -	$ -	$ 66	$ 12,226,804

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Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2017
No Expiration
Short-Term	Accumulated Capital Losses
$ (4,688,484)	$ (4,688,484)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 87,968,233	$ 12,960,743	$ (733,939)	$ 12,226,804

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,055,661	$ -	$ -	$ -

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 953,883	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 214,752	$ (214,752)

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Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2017(1)		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,769,564	$ 14,147,999	519,588	$ 4,041,147
Reinvested dividends and distributions	23,307	171,072	2,134	16,432
Shares repurchased	(1,429,759)	(11,128,424)	(641,804)	(5,017,199)
Net Increase/(Decrease)	363,112	$ 3,190,647	(120,082)	$ (959,620)
Class C Shares:
Shares sold	291,531	$ 2,274,183	146,639	$ 1,142,252
Reinvested dividends and distributions	3,664	26,417	523	3,966
Shares repurchased	(176,882)	(1,376,744)	(8,942)	(68,540)
Net Increase/(Decrease)	118,313	$ 923,856	138,220	$ 1,077,678
Class D Shares:
Shares sold	359,743	$ 2,802,379	336,191	$ 2,598,577
Reinvested dividends and distributions	6,316	45,853	1,990	15,144
Shares repurchased	(132,394)	(1,048,553)	(111,321)	(843,396)
Net Increase/(Decrease)	233,665	$ 1,799,679	226,860	$ 1,770,325
Class I Shares:
Shares sold	4,881,152	$ 38,148,350	1,444,458	$11,126,723
Reinvested dividends and distributions	49,835	363,296	116,406	887,017
Shares repurchased	(9,308,703)	(70,377,985)	(1,228,122)	(9,487,059)
Net Increase/(Decrease)	(4,377,716)	$(31,866,339)	332,742	$ 2,526,681
Class N Shares:
Shares sold	7,145,193	$ 53,303,682	N/A	$ N/A
Reinvested dividends and distributions	136,058	989,140	N/A	N/A
Shares repurchased	(3,393,675)	(26,828,216)	N/A	N/A
Net Increase/(Decrease)	3,887,576	$ 27,464,606	N/A	$ N/A
Class S Shares:
Shares sold	108,823	$ 833,587	118,590	$ 940,433
Reinvested dividends and distributions	3,526	25,915	95	736
Shares repurchased	(153,653)	(1,203,078)	(471)	(3,730)
Net Increase/(Decrease)	(41,304)	$ (343,576)	118,214	$ 937,439
Class T Shares:
Shares sold	1,689,047	$ 13,399,936	1,981,283	$14,984,653
Reinvested dividends and distributions	56,136	407,550	2,609	19,854
Shares repurchased	(1,590,408)	(12,377,380)	(254,969)	(1,973,227)
Net Increase/(Decrease)	154,775	$ 1,430,106	1,728,923	$13,031,280
(1)	Period from October 28, 2016 (inception date) through June 30, 2017 for Class N Shares.

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$140,657,063	$ 137,709,061	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment

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Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. In addition, the consummation of the Merger may have been deemed to cause an assignment of the investment sub-advisory agreement between Janus Capital and INTECH Investment Management LLC (“INTECH”) on behalf of the Fund in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement and investment sub-advisory agreement to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment sub-advisory agreement between Janus Capital and INTECH on behalf of the Fund (the “Post-Merger Sub-Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory and Sub-Advisory Agreements

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, each of which took effect upon consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by

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Notes to Financial Statements

the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	37

Janus Henderson International Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson International Managed Volatility Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Henderson International Managed Volatility Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado
August 15, 2017

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Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

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Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

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considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2017, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

Janus Investment Fund	65

Janus Henderson International Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

66	JUNE 30, 2017

Janus Henderson International Managed Volatility Fund

Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
110,171,123.480	61,360,393.459	1,285,250.344	1,430,256.032	15,881,827.430	79,957,727.264

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
55.696	1.167	1.298	14.416	72.576	76.741	1.607	1.789	19.863	100.000

2A. To approve a new sub-advisory agreement between the Adviser and INTECH Investment Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
110,171,123.480	61,167,838.225	1,502,396.242	1,405,665.366	15,881,827.430	79,957,727.264

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
55.521	1.364	1.276	14.416	72.576	76.500	1.879	1.758	19.863	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
110,171,123.480	57,826,853.329	3,704,853.714	2,544,185.594	15,881,834.627	79,957,727.264

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
52.488	3.363	2.309	14.416	72.576	72.322	4.634	3.182	19.863	100.000

Janus Investment Fund	67

Janus Henderson International Managed Volatility Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2017:

Foreign Taxes Paid	$233,732
Foreign Source Income	$2,808,293
Qualified Dividend Income Percentage	100%

68	JUNE 30, 2017

Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); and Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	71

Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	73

Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation (2012-2017).

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	77

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93014 08-17

ANNUAL REPORT June 30, 2017

Janus Henderson Large Cap Value Fund (formerly named Perkins Large Cap Value Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Large Cap Value Fund

Janus Henderson Large Cap Value Fund (unaudited)

FUND SNAPSHOT

We believe in the timeless adage of the "power of compounding" and reflect this in our focus on mitigating losses in difficult markets. By investing in securities we believe have favorable reward-to-risk ratios we focus first on rigorous downside analysis prior to determining upside potential. Our strategy is to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality undervalued stocks.

Tom Perkins co-portfolio manager	Kevin Preloger co-portfolio manager

PERFORMANCE REVIEW

During the 12 months ended June 30, 2017, the Janus Henderson Large Cap Value Fund’s Class I Shares returned 14.31% while its benchmark, the Russell 1000 Value Index, returned 15.53%. After being a strong contributor in prior periods, the consumer staples sector was the leading detractor from relative returns due to a combination of our overweight allocation and stock selection. Stock selection in consumer discretionary and our weighting in health care also weighed on relative returns. Relative contributors were led by our underweight in utilities and stock selection in technology and real estate.

MARKET CONMENTARY

U.S. stocks registered solid gains over the 12-month period. The early-period advance came as markets regained their footing after having been shaken by the UK’s decision to exit the European Union. Further boosting stocks was the unexpected election of Donald Trump which led market participants to hope that his administration would champion pro-growth reforms. This possibility helped investors digest three 25 basis point interest rate hikes by the Federal Reserve (Fed) during the period. While Fed Chairwoman Janet Yellen commented that the U.S. economy could withstand an additional rate increase in the latter part of 2017 despite softening economic data – namely a decline in core inflation – several benchmark stock indices achieved record highs by period end.

DETRACTORS

Noble Energy Inc. is an independent oil and gas exploration and production (E&P) company with core assets in the D-J & Permian Basins and in the Mediterranean near Israel. The shares traded lower during the period in sympathy with most oil and gas related equities. Noble’s shares were further impacted when a competing operator had an unused pipeline explode in Colorado, leading to concerns that the state might increase regulatory scrutiny on E&P companies there. Operationally, Noble performed better than its share performance suggests as the company reported stronger-than-expected earnings results and announced the sale of some non-core assets. The current commodity price environment remains challenging for the E&P industry but we are confident that Noble can continue to drive incremental well productivity while shoring up its balance sheet.

Occidental Petroleum Corporation underperformed in the period amid the weakness in crude oil prices. The company’s upstream and downstream chemicals results continue to be strong, but expectations have been reduced as a result of numerous asset sales. However, we remain positive on the stock as the balance sheet and Permian assets allow Occidental to operate as a relatively lower cost producer given depressed commodity prices. As a result, we added to our position on weakness during the period.

Keane Group is an oilfield services company that provides well completion services across the most prolific oil and gas basins in the U.S. The company came public in January and announced very solid operating results above expectations in March. Despite the strong results, shares of the company declined during the period on fears of too much pressure pumping capacity coming back online amid the correction in oil and natural gas prices. We exited our position.

CONTRIBUTORS

Global banking giant Citigroup was the leading contributor during the period. The strong rally in the banking sector in the wake of the U.S. election and subsequent revisions to macroeconomic expectations boosted the stock at the end of 2016. Citigroup subsequently outperformed in the

Janus Investment Fund	1

Janus Henderson Large Cap Value Fund (unaudited)

first half of 2017 due to very strong performance under the Fed’s annual stress test and a corresponding approval of capital return greater than consensus expectations. In addition, the ongoing turnaround underway at Citi is being recognized by the market as the operating metrics continue to improve. The capital return will increase significantly with a sizable dividend hike and meaningful share repurchase program, in which the latter will be a significant driver of improved return on equity. Ultimately, we believe the market should reward the stock with an expansion in the price to earnings multiple. We have maintained our position in the stock.

CSX Corporation is one of the major U.S. Class I railroads with tracks covering the eastern half of the country from Chicago to the Atlantic, and Canada to Mexico. Early in 2017, the company became the focus of an activist investor who was looking to change management. Specifically, the investor proposed that the company hire legendary industry CEO Hunter Harrison (previously the CEO of Canadian Pacific Railway) who is well known for implementing drastic and dramatic improvements in operating efficiency which could grow earnings well above their prior trajectory. Even before the final agreement to hire Harrison was complete, the market reacted very positively to the potential for a change in management that could double earnings per share over the next few years. The stock rallied on that expectation. Given the significant gain in the stock, we have aggressively trimmed our holdings but maintain a position.

Regional bank PNC also benefited from the banking sector’s rally following the election. Potential tax reform also drove speculation that PNC could explore a sale of its stake in asset manager BlackRock which is valued at significantly higher levels than where it is carried on PNC’s balance sheet. In addition, PNC stands to benefit from a gain on a related deferred tax liability under a potentially lower corporate tax rate which could generate a meaningful increase in regulatory capital. We took advantage of the rally in the shares to reduce some of our holdings, but continue to hold a position.

MARKET OUTLOOK

While the market has continued to post new all-time highs, the risks to the downside seem to grow every day. However, it is unclear what the trigger point might be in a market that is richly valued on many metrics and has seemingly ignored anything that might be construed as negative developments. Many central bankers have communicated that monetary policy will not be as accommodative as it has been; monetary largesse will likely be reduced through a combination of higher interest rates and reduced bond buying programs/balance sheet shrinkage. In addition, in late June, the Fed noted that higher stock market valuations reflect increased risk appetites on the part of investors. Meanwhile, Washington, D.C., has not offered any material policy changes that would be beneficial to the economy other than some regulatory relief. One could observe several other warning signals whether it be weaker energy prices, the recent flattening of the yield curve, or continued sluggish U.S. GDP growth that will most likely see forecasts ratcheted down again. Globally, the geopolitical risks seem to be increasing on a daily basis; all the while, the market continues its upward direction.

We have advocated being defensively positioned given the large gains experienced in 2016 and, so far, that has worked well. With the equity market behaving as if it is nearly bulletproof, we believe our continued cautious approach in our stock selection with emphasis on the downside is important now more than ever. We’ll be pleased if the market rallies further, but the risk to the downside becomes even more potentially painful in that scenario.

The Fund continues to be overweight in consumer staples, materials and technology. We continue to like the defensive characteristics of many of our consumer staples holdings. Despite pressures to the top and bottom line, we believe these businesses will hold up relatively better in periods of economic stress. Within materials, our exposure is in what we believe to be more defensive areas such as packaging. Although we remain overweight technology, we have reduced a number of our positions given the strong performance of the group. In our view, valuations in the sector are above market average and the reward-to-risk ratios are no better than average on a relative basis.

Thank you for your investment with us in the Janus Henderson Large Cap Value Fund.

2	JUNE 30, 2017

Janus Henderson Large Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Citigroup Inc	1.21%	Noble Energy Inc	-0.45%
	CSX Corp	1.04%	Occidental Petroleum Corp	-0.43%
	PNC Financial Services Group Inc	0.89%	Keane Group Inc	-0.40%
	Fifth Third Bancorp	0.80%	Exxon Mobil Corp	-0.38%
	US Bancorp	0.74%	Fluor Corp	-0.31%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Utilities	0.77%	3.66%	6.34%
	Real Estate	0.65%	2.52%	3.93%
	Information Technology	0.47%	10.06%	9.79%
	Materials	0.32%	4.38%	2.88%
	Telecommunication Services	0.11%	3.23%	3.72%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Other**	-0.78%	5.00%	0.00%
	Consumer Staples	-0.75%	11.91%	8.55%
	Consumer Discretionary	-0.64%	4.49%	4.70%
	Health Care	-0.28%	13.32%	11.10%
	Energy	-0.11%	9.52%	12.76%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Large Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
Johnson & Johnson
Pharmaceuticals	3.7%
Pfizer Inc
Pharmaceuticals	3.4%
Wells Fargo & Co
Banks	3.2%
US Bancorp
Banks	2.9%
Citigroup Inc
Banks	2.9%
16.1%

Asset Allocation - (% of Net Assets)
Common Stocks	95.8%
Repurchase Agreements	4.6%
Other	(0.4)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2017	As of June 30, 2016

4	JUNE 30, 2017

Janus Henderson Large Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2017				per the October 28, 2016 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	13.96%	11.30%	11.52%	0.96%	0.92%
Class A Shares at MOP	7.39%	9.98%	10.75%
Class C Shares at NAV	13.21%	10.60%	10.76%	1.75%	1.71%
Class C Shares at CDSC	12.21%	10.60%	10.76%
Class D Shares(1)	14.29%	11.50%	11.56%	0.81%	0.75%
Class I Shares	14.31%	11.60%	11.84%	0.73%	0.70%
Class N Shares	14.38%	11.66%	11.84%	0.63%	0.61%
Class S Shares	13.96%	11.25%	11.42%	1.14%	1.11%
Class T Shares	14.14%	11.41%	11.56%	0.89%	0.86%
Russell 1000 Value Index	15.53%	13.94%	13.33%
Morningstar Quartile - Class I Shares	3rd	4th	3rd
Morningstar Ranking - based on total returns for Large Value Funds	924/1,303	898/1,122	763/1,034

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2017.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Henderson Large Cap Value Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for the periods July 6, 2009 to February 16, 2010, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. Performance shown for the periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares prior to the reorganization of Class I Shares of the predecessor fund into Class I Shares of the Fund, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

* The predecessor Fund’s inception date – December 31, 2008

(1) Closed to certain new investors.

6	JUNE 30, 2017

Janus Henderson Large Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Net Annualized Expense Ratio (1/1/17 - 6/30/17)
Class A Shares	$1,000.00	$1,061.30	$5.06	$1,000.00	$1,019.89	$4.96	0.99%
Class C Shares	$1,000.00	$1,057.40	$8.37	$1,000.00	$1,016.66	$8.20	1.64%
Class D Shares	$1,000.00	$1,062.30	$3.78	$1,000.00	$1,021.12	$3.71	0.74%
Class I Shares	$1,000.00	$1,062.70	$3.53	$1,000.00	$1,021.37	$3.46	0.69%
Class N Shares	$1,000.00	$1,063.50	$3.07	$1,000.00	$1,021.82	$3.01	0.60%
Class S Shares	$1,000.00	$1,060.70	$5.01	$1,000.00	$1,019.93	$4.91	0.98%
Class T Shares	$1,000.00	$1,061.70	$4.29	$1,000.00	$1,020.63	$4.21	0.84%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Large Cap Value Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – 95.8%
Aerospace & Defense – 1.6%
United Technologies Corp	.18,090	$2,208,970
Banks – 12.2%
BB&T Corp	23,886	1,084,663
CIT Group Inc	14,469	704,640
Citigroup Inc	61,030	4,081,686
PNC Financial Services Group Inc	21,002	2,622,520
US Bancorp	78,730	4,087,662
Wells Fargo & Co	80,512	4,461,170
		17,042,341
Beverages – 1.6%
PepsiCo Inc	19,169	2,213,828
Biotechnology – 1.0%
Gilead Sciences Inc	19,528	1,382,192
Capital Markets – 3.4%
Affiliated Managers Group Inc	15,043	2,495,032
Bank of New York Mellon Corp	44,399	2,265,237
		4,760,269
Chemicals – 2.8%
Potash Corp of Saskatchewan Inc	88,516	1,442,811
Westlake Chemical Corp	38,239	2,531,804
		3,974,615
Commercial Services & Supplies – 1.1%
Republic Services Inc	23,110	1,472,800
Communications Equipment – 0.4%
F5 Networks Inc*	4,354	553,219
Consumer Finance – 1.3%
American Express Co	22,107	1,862,294
Containers & Packaging – 2.9%
Crown Holdings Inc*	67,370	4,019,294
Diversified Financial Services – 2.3%
Berkshire Hathaway Inc*	19,183	3,249,025
Electric Utilities – 5.3%
Great Plains Energy Inc	121,894	3,569,056
PPL Corp	99,812	3,858,732
		7,427,788
Electrical Equipment – 1.2%
AMETEK Inc	28,623	1,733,695
Energy Equipment & Services – 1.2%
Schlumberger Ltd	25,632	1,687,611
Equity Real Estate Investment Trusts (REITs) – 2.7%
Equity Residential	57,384	3,777,589
Food Products – 4.4%
Conagra Brands Inc	87,556	3,131,003
General Mills Inc	23,861	1,321,899
JM Smucker Co	13,818	1,635,084
		6,087,986
Health Care Providers & Services – 4.2%
AmerisourceBergen Corp	32,869	3,107,107
Laboratory Corp of America Holdings*	18,289	2,819,066
		5,926,173
Household Products – 4.1%
Colgate-Palmolive Co	33,213	2,462,080
Procter & Gamble Co	37,866	3,300,022
		5,762,102
Industrial Conglomerates – 1.9%
Carlisle Cos Inc	9,258	883,213
Honeywell International Inc	13,646	1,818,875
		2,702,088

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2017

Janus Henderson Large Cap Value Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Information Technology Services – 1.6%
Total System Services Inc	.38,619	$2,249,557
Insurance – 5.9%
Chubb Ltd	20,132	2,926,790
Hartford Financial Services Group Inc	33,814	1,777,602
XL Group Ltd	80,072	3,507,154
		8,211,546
Internet Software & Services – 1.5%
Alphabet Inc - Class A*	2,182	2,028,562
Media – 3.9%
Omnicom Group Inc	23,522	1,949,974
Time Warner Inc	17,512	1,758,380
Twenty-First Century Fox Inc - Class B	61,524	1,714,674
		5,423,028
Oil, Gas & Consumable Fuels – 6.0%
Exxon Mobil Corp	34,598	2,793,096
Noble Energy Inc	82,671	2,339,589
Occidental Petroleum Corp	53,922	3,228,310
		8,360,995
Personal Products – 1.5%
Unilever PLC (ADR)	38,562	2,086,975
Pharmaceuticals – 9.4%
Johnson & Johnson	39,295	5,198,336
Novartis AG (ADR)	38,288	3,195,899
Pfizer Inc	139,823	4,696,655
		13,090,890
Road & Rail – 1.0%
CSX Corp	26,877	1,466,409
Semiconductor & Semiconductor Equipment – 1.4%
Intel Corp	59,285	2,000,276
Software – 5.1%
Check Point Software Technologies Ltd*	19,128	2,086,482
Microsoft Corp	18,581	1,280,788
Oracle Corp	76,008	3,811,041
		7,178,311
Trading Companies & Distributors – 1.4%
Fastenal Co	45,352	1,974,173
Wireless Telecommunication Services – 1.5%
Vodafone Group PLC (ADR)	74,060	2,127,744
Total Common Stocks (cost $107,929,539)		134,042,345
Repurchase Agreements – 4.6%
Undivided interest of 7.6% in a joint repurchase agreement (principal amount $85,300,000 with a maturity value of $85,307,037) with ING Financial Markets LLC, 0.9900%, dated 6/30/17, maturing 7/3/17 to be repurchased at $6,500,536 collateralized by $87,580,000 in a U.S. Treasury 2.0000%, 6/30/24 with a value of $87,008,976 (cost $6,500,000)	$6,500,000	6,500,000
Total Investments (total cost $114,429,539) – 100.4%		140,542,345
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(607,001)
Net Assets – 100%		$139,935,344

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Large Cap Value Fund

Schedule of Investments

June 30, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$129,602,434	92.2%
United Kingdom	4,214,719	3.0
Switzerland	3,195,899	2.3
Israel	2,086,482	1.5
Canada	1,442,811	1.0

Total	$140,542,345	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2017

Janus Henderson Large Cap Value Fund

Notes to Schedule of Investments and Other Information

Russell 1000® Value Index	Russell 1000® Value Index reflects the performance of U.S. large-cap equities with lower price-to-book ratios and lower expected growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$134,042,345	$-	$-
Repurchase Agreements	-	6,500,000	-
Total Assets	$134,042,345	$6,500,000	$-

Janus Investment Fund	11

Janus Henderson Large Cap Value Fund

Statement of Assets and Liabilities

June 30, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost(1)	$114,429,539
Investments, at value	134,042,345
Repurchase agreements, at value	6,500,000
Cash	5,520
Non-interested Trustees' deferred compensation	2,489
Receivables:
Investments sold	1,447,149
Dividends	281,172
Foreign tax reclaims	21,766
Fund shares sold	3,687
Interest	536
Other assets	241
Total Assets	142,304,905
Liabilities:
Payables:	—
Investments purchased	2,189,783
Advisory fees	55,129
Fund shares repurchased	52,358
Professional fees	31,925
Transfer agent fees and expenses	17,776
Non-interested Trustees' deferred compensation fees	2,489
12b-1 Distribution and shareholder servicing fees	2,390
Fund administration fees	1,165
Non-interested Trustees' fees and expenses	881
Custodian fees	427
Accrued expenses and other payables	15,238
Total Liabilities	2,369,561
Net Assets	$139,935,344

See Notes to Financial Statements.

12	JUNE 30, 2017

Janus Henderson Large Cap Value Fund

Statement of Assets and Liabilities

June 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$102,220,826
Undistributed net investment income/(loss)	386,049
Undistributed net realized gain/(loss) from investments	11,215,661
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	26,112,808
Total Net Assets	$139,935,344
Net Assets - Class A Shares	$3,057,078
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	185,842
Net Asset Value Per Share(2)	$16.45
Maximum Offering Price Per Share(3)	$17.45
Net Assets - Class C Shares	$1,911,264
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	117,879
Net Asset Value Per Share(2)	$16.21
Net Assets - Class D Shares	$48,829,251
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,983,229
Net Asset Value Per Share	$16.37
Net Assets - Class I Shares	$38,210,003
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,323,911
Net Asset Value Per Share	$16.44
Net Assets - Class N Shares	$43,072,467
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,623,353
Net Asset Value Per Share	$16.42
Net Assets - Class S Shares	$306,108
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,446
Net Asset Value Per Share	$16.59
Net Assets - Class T Shares	$4,549,173
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	278,429
Net Asset Value Per Share	$16.34

(1) Includes cost of repurchase agreements of $6,500,000.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Large Cap Value Fund

Statement of Operations

For the year ended June 30, 2017

Investment Income:
Dividends	$3,475,217
Interest	33,012
Other income	25
Foreign tax withheld	(25,823)
Total Investment Income	3,482,431
Expenses:
Advisory fees	773,339
12b-1Distribution and shareholder servicing fees:
Class A Shares	8,553
Class C Shares	17,951
Class S Shares	707
Transfer agent administrative fees and expenses:
Class D Shares	53,057
Class S Shares	707
Class T Shares	12,234
Transfer agent networking and omnibus fees:
Class A Shares	3,412
Class C Shares	1,973
Class I Shares	35,777
Other transfer agent fees and expenses:
Class A Shares	423
Class C Shares	259
Class D Shares	10,603
Class I Shares	1,727
Class N Shares	2,036
Class T Shares	120
Registration fees	93,870
Professional fees	42,886
Fund administration fees	14,602
Shareholder reports expense	12,417
Non-interested Trustees’ fees and expenses	4,142
Custodian fees	3,695
Other expenses	16,103
Total Expenses	1,110,593
Less: Excess Expense Reimbursement	(16,598)
Net Expenses	1,093,995
Net Investment Income/(Loss)	2,388,436
Net Realized Gain/(Loss) on Investments:
Investments	16,239,599
Total Net Realized Gain/(Loss) on Investments	16,239,599
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	2,920,968
Total Change in Unrealized Net Appreciation/Depreciation	2,920,968
Net Increase/(Decrease) in Net Assets Resulting from Operations	$21,549,003

See Notes to Financial Statements.

14	JUNE 30, 2017

Janus Henderson Large Cap Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2017	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$2,388,436	$2,576,075
Net realized gain/(loss) on investments	16,239,599	9,995,516
Change in unrealized net appreciation/depreciation	2,920,968	(9,182,433)
Net Increase/(Decrease) in Net Assets Resulting from Operations	21,549,003	3,389,158
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(59,469)	(46,038)
Class C Shares	(12,767)	(22,466)
Class D Shares	(732,186)	(533,313)
Class I Shares	(578,815)	(573,501)
Class N Shares	(1,256,284)	(1,210,834)
Class S Shares	(3,783)	(3,400)
Class T Shares	(79,986)	(47,887)
Total Dividends from Net Investment Income	(2,723,290)	(2,437,439)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(265,966)	(131,493)
Class C Shares	(131,742)	(90,603)
Class D Shares	(2,970,343)	(1,318,194)
Class I Shares	(2,341,660)	(1,394,504)
Class N Shares	(4,764,442)	(2,720,708)
Class S Shares	(18,034)	(9,329)
Class T Shares	(344,327)	(127,544)
Total Distributions from Net Realized Gain from Investment Transactions	(10,836,514)	(5,792,375)
Net Decrease from Dividends and Distributions to Shareholders	(13,559,804)	(8,229,814)
Capital Share Transactions:
Class A Shares	(911,643)	33,501
Class C Shares	(277,685)	(710,581)
Class D Shares	10,344,376	(829,981)
Class I Shares	(2,826,671)	(509,538)
Class N Shares	(33,032,069)	(4,060,976)
Class S Shares	31,267	9,226
Class T Shares	(1,403,794)	1,934,695
Net Increase/(Decrease) from Capital Share Transactions	(28,076,219)	(4,133,654)
Net Increase/(Decrease) in Net Assets	(20,087,020)	(8,974,310)
Net Assets:
Beginning of period	160,022,364	168,996,674
End of period	$139,935,344	$160,022,364

Undistributed Net Investment Income/(Loss)	$386,049	$1,310,195

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Large Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$15.67	$16.16	$16.90		$15.62	$13.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.20(1)	0.22(1)	0.21(1)		0.28(1)	0.15
Net realized and unrealized gain/(loss)	1.91	0.09	0.18		2.64	2.48
Total from Investment Operations	2.11	0.31	0.39		2.92	2.63
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.21)	(0.24)		(0.15)	(0.18)
Distributions (from capital gains)	(1.09)	(0.59)	(0.89)		(1.49)	(0.27)
Total Dividends and Distributions	(1.33)	(0.80)	(1.13)		(1.64)	(0.45)
Net Asset Value, End of Period	$16.45	$15.67	$16.16		$16.90	$15.62
Total Return*	13.96%	2.16%	2.14%		19.70%	19.96%
Net Assets, End of Period (in thousands)	$3,057	$3,823	$3,952		$3,603	$3,390
Average Net Assets for the Period (in thousands)	$3,405	$3,491	$3,806		$3,600	$3,182
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	0.96%	0.95%		0.90%	1.15%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.93%	0.93%		0.81%	1.14%
Ratio of Net Investment Income/(Loss)	1.23%	1.40%	1.25%		1.71%	1.05%
Portfolio Turnover Rate	43%	39%	39%		34%	45%
				1

Class C Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$15.43	$15.99	$16.67	$15.44	$13.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.09(1)	0.15(1)	0.16(1)	0.06
Net realized and unrealized gain/(loss)	1.89	0.09	0.17	2.62	2.44
Total from Investment Operations	1.98	0.18	0.32	2.78	2.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.15)	(0.11)	(0.06)	(0.07)
Distributions (from capital gains)	(1.09)	(0.59)	(0.89)	(1.49)	(0.27)
Total Dividends and Distributions	(1.20)	(0.74)	(1.00)	(1.55)	(0.34)
Net Asset Value, End of Period	$16.21	$15.43	$15.99	$16.67	$15.44
Total Return*	13.21%	1.33%	1.80%	18.92%	19.08%
Net Assets, End of Period (in thousands)	$1,911	$2,089	$2,925	$3,252	$3,014
Average Net Assets for the Period (in thousands)	$1,986	$2,395	$3,243	$3,249	$2,740
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.62%	1.72%	1.29%	1.57%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.62%	1.70%	1.27%	1.55%	1.80%
Ratio of Net Investment Income/(Loss)	0.58%	0.61%	0.89%	0.98%	0.38%
Portfolio Turnover Rate	43%	39%	39%	34%	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	JUNE 30, 2017

Janus Henderson Large Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$15.58	$16.08	$16.79	$15.57	$13.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.23(1)	0.24(1)	0.23(1)	0.28(1)	0.18
Net realized and unrealized gain/(loss)	1.92	0.09	0.19	2.64	2.48
Total from Investment Operations	2.15	0.33	0.42	2.92	2.66
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.24)	(0.24)	(0.21)	(0.21)
Distributions (from capital gains)	(1.09)	(0.59)	(0.89)	(1.49)	(0.27)
Total Dividends and Distributions	(1.36)	(0.83)	(1.13)	(1.70)	(0.48)
Net Asset Value, End of Period	$16.37	$15.58	$16.08	$16.79	$15.57
Total Return*	14.29%	2.32%	2.32%	19.77%	20.25%
Net Assets, End of Period (in thousands)	$48,829	$36,422	$38,280	$41,764	$32,031
Average Net Assets for the Period (in thousands)	$43,947	$36,265	$40,418	$36,849	$24,538
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.81%	0.80%	0.83%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.75%	0.76%	0.80%	0.84%
Ratio of Net Investment Income/(Loss)	1.43%	1.58%	1.41%	1.74%	1.36%
Portfolio Turnover Rate	43%	39%	39%	34%	45%

Class I Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$15.64	$16.14	$16.86	$15.62	$13.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(1)	0.25(1)	0.25(1)	0.31(1)	0.31
Net realized and unrealized gain/(loss)	1.92	0.08	0.18	2.65	2.37
Total from Investment Operations	2.16	0.33	0.43	2.96	2.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.24)	(0.26)	(0.23)	(0.21)
Distributions (from capital gains)	(1.09)	(0.59)	(0.89)	(1.49)	(0.27)
Total Dividends and Distributions	(1.36)	(0.83)	(1.15)	(1.72)	(0.48)
Net Asset Value, End of Period	$16.44	$15.64	$16.14	$16.86	$15.62
Total Return*	14.31%	2.34%	2.42%	19.98%	20.43%
Net Assets, End of Period (in thousands)	$38,210	$39,119	$40,779	$47,672	$40,943
Average Net Assets for the Period (in thousands)	$37,841	$38,044	$43,597	$44,830	$43,013
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.73%	0.71%	0.64%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.70%	0.68%	0.62%	0.71%
Ratio of Net Investment Income/(Loss)	1.49%	1.62%	1.48%	1.91%	1.47%
Portfolio Turnover Rate	43%	39%	39%	34%	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Large Cap Value Fund

Financial Highlights

Class N Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$15.63	$16.13	$16.85	$15.61	$13.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.27(1)	0.26(1)	0.26(1)	0.31(1)	0.16
Net realized and unrealized gain/(loss)	1.90	0.09	0.18	2.65	2.53
Total from Investment Operations	2.17	0.35	0.44	2.96	2.69
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.26)	(0.27)	(0.23)	(0.24)
Distributions (from capital gains)	(1.09)	(0.59)	(0.89)	(1.49)	(0.27)
Total Dividends and Distributions	(1.38)	(0.85)	(1.16)	(1.72)	(0.51)
Net Asset Value, End of Period	$16.42	$15.63	$16.13	$16.85	$15.61
Total Return*	14.38%	2.48%	2.46%	19.98%	20.45%
Net Assets, End of Period (in thousands)	$43,072	$72,618	$78,999	$48,684	$49,186
Average Net Assets for the Period (in thousands)	$64,366	$73,467	$65,449	$46,719	$69,975
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.61%	0.63%	0.64%	0.64%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.61%	0.61%	0.62%	0.62%	0.68%
Ratio of Net Investment Income/(Loss)	1.67%	1.71%	1.55%	1.88%	1.52%
Portfolio Turnover Rate	43%	39%	39%	34%	45%

Class S Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$15.78	$16.26	$17.01	$15.62	$13.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(1)	0.24(1)	0.18(1)	0.22(1)	0.27
Net realized and unrealized gain/(loss)	1.94	0.08	0.18	2.71	2.34
Total from Investment Operations	2.13	0.32	0.36	2.93	2.61
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.21)	(0.22)	(0.05)	(0.13)
Distributions (from capital gains)	(1.09)	(0.59)	(0.89)	(1.49)	(0.27)
Total Dividends and Distributions	(1.32)	(0.80)	(1.11)	(1.54)	(0.40)
Net Asset Value, End of Period	$16.59	$15.78	$16.26	$17.01	$15.62
Total Return*	13.96%	2.26%	1.95%	19.68%	19.84%
Net Assets, End of Period (in thousands)	$306	$260	$258	$249	$480
Average Net Assets for the Period (in thousands)	$281	$252	$255	$327	$508
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	1.14%	1.13%	1.15%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	0.81%	1.11%	0.98%	1.19%
Ratio of Net Investment Income/(Loss)	1.20%	1.51%	1.06%	1.32%	0.98%
Portfolio Turnover Rate	43%	39%	39%	34%	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JUNE 30, 2017

Janus Henderson Large Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$15.56	$16.05	$16.77	$15.55	$13.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.22(1)	0.23(1)	0.22(1)	0.27(1)	0.17
Net realized and unrealized gain/(loss)	1.90	0.09	0.18	2.63	2.48
Total from Investment Operations	2.12	0.32	0.40	2.90	2.65
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.22)	(0.23)	(0.19)	(0.20)
Distributions (from capital gains)	(1.09)	(0.59)	(0.89)	(1.49)	(0.27)
Total Dividends and Distributions	(1.34)	(0.81)	(1.12)	(1.68)	(0.47)
Net Asset Value, End of Period	$16.34	$15.56	$16.05	$16.77	$15.55
Total Return*	14.14%	2.28%	2.20%	19.67%	20.21%
Net Assets, End of Period (in thousands)	$4,549	$5,691	$3,804	$4,094	$3,055
Average Net Assets for the Period (in thousands)	$4,869	$3,962	$4,050	$3,400	$2,531
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	0.89%	0.89%	0.89%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.83%	0.86%	0.86%	0.94%
Ratio of Net Investment Income/(Loss)	1.35%	1.51%	1.31%	1.68%	1.25%
Portfolio Turnover Rate	43%	39%	39%	34%	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Large Cap Value Fund (formerly named Perkins Large Cap Value Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or

20	JUNE 30, 2017

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Janus Investment Fund	21

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this

22	JUNE 30, 2017

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial

Janus Investment Fund	23

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$6,500,000	$—	$(6,500,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

24	JUNE 30, 2017

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 1000® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable..

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended June 30, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.49%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.75% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries

Janus Investment Fund	25

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,736 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus

26	JUNE 30, 2017

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2017.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2017, Janus Distributors retained upfront sales charges of $779.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $46.

As of June 30, 2017, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	93	29
Class S Shares	97	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2017, the Fund engaged in cross trades amounting to $559,350 in purchases.

Janus Investment Fund	27

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and tax equalization. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 388,539	$ 11,411,418	$ -	$ -	$ -	$ (2,489)	$ 25,917,050

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 114,625,295	$28,742,525	$ (2,825,475)	$ 25,917,050

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,327,454	$ 10,232,350	$ -	$ -

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,453,293	$ 5,776,521	$ -	$ -

28	JUNE 30, 2017

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 2,061,533	$ (589,292)	$ (1,472,241)

Capital has been adjusted by $2,061,533, including $1,803,570 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

5. Capital Share Transactions

	Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	121,739	$ 1,979,644	70,600	$ 1,096,947
Reinvested dividends and distributions	18,787	293,821	9,491	140,562
Shares repurchased	(198,697)	(3,185,108)	(80,556)	(1,204,008)
Net Increase/(Decrease)	(58,171)	$ (911,643)	(465)	$ 33,501
Class C Shares:
Shares sold	22,800	$ 364,032	44,458	$ 673,424
Reinvested dividends and distributions	6,759	104,500	6,250	91,503
Shares repurchased	(47,080)	(746,217)	(98,188)	(1,475,508)
Net Increase/(Decrease)	(17,521)	$ (277,685)	(47,480)	$ (710,581)
Class D Shares:
Shares sold	1,111,719	$ 17,885,325	386,763	$ 5,840,328
Reinvested dividends and distributions	229,861	3,572,046	124,658	1,834,971
Shares repurchased	(695,362)	(11,112,995)	(554,368)	(8,505,280)
Net Increase/(Decrease)	646,218	$ 10,344,376	(42,947)	$ (829,981)
Class I Shares:
Shares sold	179,693	$ 2,867,010	25,345	$ 387,529
Reinvested dividends and distributions	182,956	2,854,151	130,787	1,931,726
Shares repurchased	(539,261)	(8,547,832)	(182,216)	(2,828,793)
Net Increase/(Decrease)	(176,612)	$ (2,826,671)	(26,084)	$ (509,538)
Class N Shares:
Shares sold	85,391	$ 1,368,517	152,918	$ 2,318,536
Reinvested dividends and distributions	386,687	6,020,726	266,545	3,931,542
Shares repurchased	(2,495,849)	(40,421,312)	(670,784)	(10,311,054)
Net Increase/(Decrease)	(2,023,771)	$ (33,032,069)	(251,321)	$ (4,060,976)
Class S Shares:
Shares sold	583	$ 9,450	-	$ -
Reinvested dividends and distributions	1,383	21,817	853	12,729
Shares repurchased	-	-	(250)	(3,503)
Net Increase/(Decrease)	1,966	$ 31,267	603	$ 9,226
Class T Shares:
Shares sold	123,259	$ 1,974,040	242,089	$ 3,673,625
Reinvested dividends and distributions	27,098	420,555	11,595	170,449
Shares repurchased	(237,702)	(3,798,389)	(124,881)	(1,909,379)
Net Increase/(Decrease)	(87,345)	$ (1,403,794)	128,803	$ 1,934,695

Janus Investment Fund	29

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$63,848,917	$ 99,727,932	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. In addition, the consummation of the Merger may have been deemed to cause an assignment of the investment sub-advisory agreement between Janus Capital and Perkins Investment Management LLC (“Perkins”) on behalf of the Fund in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement and investment sub-advisory agreement to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment sub-advisory agreement between Janus Capital and Perkins on behalf of the Fund (the “Post-Merger Sub-Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory and Sub-Advisory Agreements

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement and Post-Merger Sub- Advisory Agreement, each of which took effect upon consummation of the Merger.

30	JUNE 30, 2017

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2017 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	31

Janus Henderson Large Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Henderson Large Cap Value Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 15, 2017

32	JUNE 30, 2017

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

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nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

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considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2017, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	49

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

50	JUNE 30, 2017

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

Janus Investment Fund	51

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

52	JUNE 30, 2017

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	53

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

54	JUNE 30, 2017

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	55

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

56	JUNE 30, 2017

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Janus Henderson Large Cap Value Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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Janus Henderson Large Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Large Cap Value Fund

Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
166,202,184.231	93,683,611.000	2,419,998.346	4,330,811.271	8,528,192.170	108,962,612.787

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
56.367	1.456	2.606	5.131	65.560	85.978	2.221	3.975	7.827	100.000

2B. To approve a new sub-advisory agreement between the Adviser and Perkins Investment Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
166,202,184.231	93,380,578.724	3,036,603.600	4,017,238.293	8,528,192.170	108,962,612.787

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
56.185	1.827	2.417	5.131	65.560	85.700	2.787	3.687	7.827	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
166,202,184.231	88,326,223.875	7,111,617.674	4,996,532.538	8,528,238.700	108,962,612.787

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
53.144	4.279	3.006	5.131	65.560	81.061	6.527	4.586	7.827	100.000

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Janus Henderson Large Cap Value Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2017:

Capital Gain Distributions	$12,035,920
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

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Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); and Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC

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Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

(2002-2017) and Director of The Janus Foundation (2012-2017).
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Notes

NotesPage2

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93031 08-17

ANNUAL REPORT June 30, 2017

Janus Henderson Mid Cap Value Fund (formerly named Perkins Mid Cap Value Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Mid Cap Value Fund

Janus Henderson Mid Cap Value Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

We believe in the timeless adage of the "power of compounding" and reflect this in our focus on mitigating losses in difficult markets. By investing in securities we believe have favorable reward-to-risk ratios we focus first on rigorous downside analysis prior to determining upside potential. Our strategy is to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality undervalued stocks.

Tom Perkins co-portfolio manager	Kevin Preloger co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE REVIEW

During the 12 months ended June 30, 2017, Mid Cap Value Fund’s Class I Shares returned 17.16% outperforming the 15.93% return for its benchmark, the Russell Midcap Value Index. The real estate, industrials and financials sectors were leading contributors to our outperformance primarily due to our strong stock selection. Relative detractors included stock selection in consumer discretionary and energy, along with an overweight allocation to consumer staples.

MARKET ENVIRONMENT

U.S. stocks registered solid gains over the 12-month period. The early-period advance came as markets regained their footing after having been shaken by the UK’s decision to exit the European Union. The unexpected election of Donald Trump further boosted stocks on the hope that his administration would champion pro-growth reforms. This possibility helped investors digest three 25 basis point interest rate hikes by the Federal Reserve (Fed) during the period. While Fed Chairwoman Janet Yellen commented that the U.S. economy could withstand an additional rate increase in the latter part of 2017 despite softening economic data – namely a decline in core inflation – several benchmark stock indices achieved record highs by period end.

CONTRIBUTORS

CSX Corporation is one of the major U.S. Class I railroads with tracks covering the eastern half of the country from Chicago to the Atlantic, and Canada to Mexico. Early in 2017, the company became the focus of an activist investor who was looking to change management. Specifically, the investor proposed that the company hire legendary industry CEO Hunter Harrison (previously the CEO of Canadian Pacific Railway) who is well known for implementing drastic and dramatic improvements in operating efficiency which could grow earnings well above their prior trajectory. Even before the final agreement to hire Harrison was complete, the market reacted very positively to the potential for a change in management that could double earnings per share over the next few years. The stock rallied on that expectation. Given the significant gain in the stock, we have aggressively trimmed our holdings but maintain a position.

Our long-term holding of semiconductor design software company Synopsys was a strong performer in the period after reporting better-than-expected revenue growth coupled with lower-than-expected expenses. Synopsys receives a significant portion of earnings from subscription and maintenance revenue, and this highly predictable and profitable revenue stream was stronger than expected. Additionally, Synopsys continued its solid record of controlling costs, resulting in margins and earnings that beat expectations. While we trimmed our position modestly on price strength, Synopsys remains one of the largest holdings in the Fund. We appreciate what is, in our view, a defensible business model that should continue to post predictable growth for the foreseeable future.

Invesco, an asset manager offering both active and passive investment vehicles, outperformed during the period. It rallied in the second half of 2016 as investors’ concerns regarding the impact of the UK’s exit from the European Union dissipated. UK-domiciled assets account for over 12% of Invesco’s assets under management (AUM) and approximately 21% of revenue. Despite the immediate post-vote market sell-off, Invesco experienced positive inflows and reported stronger-than-expected earnings. Invesco also announced the acquisition of a European ETF provider – Source – which will accelerate Invesco’s non-U.S. passive AUM growth. We continue to believe Invesco’s long-term earnings power will not be meaningfully impacted by Brexit and that the firm’s position in passives is a hedge to offset the industry outflows in active offerings. While we did trim into

Janus Investment Fund	1

Janus Henderson Mid Cap Value Fund (unaudited)(closed to certain new investors)

strength, Invesco remains a sizable position in the portfolio.

DETRACTORS

Noble Energy Inc. is an independent oil and gas exploration and production (E&P) company with core assets in the DJ & Permian Basins and in the Mediterranean near Israel. The shares traded lower during the period in sympathy with most oil and gas related equities. Noble’s shares were further impacted in 2017 when a competing operator had an unused pipeline explode in Colorado, leading to concerns that the state might increase regulatory scrutiny on E&P companies there. Operationally, however, Noble performed better than its share performance suggests as the company reported stronger-than-expected earnings results and announced the sale of some non-core assets. The current commodity price environment remains challenging for the E&P industry but we are confident that Noble can continue to drive incremental well productivity while shoring up its balance sheet. We maintained a position in the stock.

Cimarex Energy is an independent E&P company with core assets in the Permian Basin in Texas as well as the Anadarko Basin in Oklahoma. Cimarex, like most other oil and gas peers, traded lower with the decline in crude oil prices. While the company continues to post strong operating results with building momentum in its core production locations, some investors have become concerned with a potentially higher natural gas mix in addition to lower condensate prices. However, we believe that Cimarex’s shares are being over-penalized for these transitory issues. We continue to like the company’s low cost positioning in some of the most prolific shale basins, and believe its strong balance sheet can help the company withstand future commodity price volatility. We added to our position given what we view to be the attractive reward-to-risk ratio of the stock.

Sally Beauty Holdings is a retailer of beauty products and sells to retail customers (approximately 70% of revenue) and salon professionals (approximately 30% of revenue). The company made mistakes during the last year, including changing packaging, altering their store layout, issues with a core technology platform upgrade, and – perhaps most meaningfully – with implementing changes to the technology and structure of its customer loyalty program. These mistakes have occurred against the backdrop of a challenged retail environment and increasing pressure from online and physical competitors. The stock was down 27% in the year on these reasons. While we continue to hold a position in Sally Beauty, we have trimmed our holdings given the delayed recovery from these issues. We appreciate that the free cash flow remains robust and is being used to buy back stock and deleverage the balance sheet. Additionally, the stock trades near a 10-year low valuation, which should provide downside support.

OUTLOOK AND POSITIONING

While the market has continued to post new all-time highs, the risks to the downside seem to grow every day. Yet, it is unclear what the trigger point might be in a market that is richly valued on many metrics and has seemingly ignored anything that might be construed as negative developments. Many central bankers have communicated that monetary policy will not be as accommodative as it has been; monetary largesse will likely be reduced through a combination of higher interest rates and reduced bond buying programs/balance sheet shrinkage. In addition, in late June, the Fed noted that higher stock market valuations reflect increased risk appetites on the part of investors. Meanwhile, Washington, D.C., has not offered any material policy changes that would be beneficial to the economy other than some regulatory relief. One could observe several other warning signals whether it be weaker energy prices, the recent flattening of the yield curve, or continued sluggish U.S. GDP growth that will most likely see forecasts ratcheted down again. Globally, the geopolitical risks seem to be increasing on a daily basis; all the while, the market continues its upward direction.

We have advocated being defensively positioned given the large gains experienced in 2016 and – so far – that has worked well. With the equity market behaving as if it is nearly bulletproof, we believe our continued cautious approach in our stock selection with emphasis on the downside is now more important than ever. We’ll be pleased if the market rallies further, but the risk to the downside becomes even more potentially painful in that scenario.

We are overweight materials, consumer staples and industrials. Within materials and industrials, the bulk of the exposure is on more defensive industries such as packaging and waste management, respectively. We continue to like the defensive characteristics of many of our consumer staples holdings. Despite pressures to the top and bottom line, we believe these businesses will hold up relatively better in periods of economic stress.

2	JUNE 30, 2017

Janus Henderson Mid Cap Value Fund (unaudited)(closed to certain new investors)

Although we remain overweight technology, we have reduced our position as we believe valuations are lofty and the reward-to-risk ratios are no better than average on a relative basis. Finally, within financials, we continue to be overweight insurance names. While financial services remains our largest absolute weighting, the Fund is underweight relative to the benchmark. In addition, the Fund is also underweight the consumer discretionary sector.

Thank you for your continued co-investment with us in the Mid Cap Value Fund.

Janus Investment Fund	3

Janus Henderson Mid Cap Value Fund (unaudited)(closed to certain new investors)

Fund At A Glance

June 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	CSX Corp	1.43%	Noble Energy Inc	-0.49%
	Synopsys Inc	0.92%	Cimarex Energy Co	-0.40%
	Invesco Ltd	0.88%	Sally Beauty Holdings Inc	-0.36%
	Check Point Software Technologies Ltd	0.84%	Southwestern Energy Co	-0.33%
	XL Group Ltd	0.83%	Casey's General Stores Inc	-0.31%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell Midcap Value Index
		Contribution	(Average % of Equity)	Weighting
	Real Estate	2.07%	8.83%	11.79%
	Industrials	1.02%	15.08%	12.34%
	Utilities	0.96%	5.45%	11.41%
	Financials	0.82%	20.50%	21.65%
	Health Care	0.38%	7.11%	4.45%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell Midcap Value Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	-1.64%	4.09%	8.83%
	Other**	-0.73%	4.55%	0.00%
	Consumer Staples	-0.67%	8.06%	3.33%
	Information Technology	-0.34%	9.41%	8.93%
	Energy	-0.22%	7.21%	9.79%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	JUNE 30, 2017

Janus Henderson Mid Cap Value Fund (unaudited)(closed to certain new investors)

Fund At A Glance

June 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
Equity LifeStyle Properties Inc
Equity Real Estate Investment Trusts (REITs)	3.1%
Crown Holdings Inc
Containers & Packaging	3.1%
Equity Commonwealth
Equity Real Estate Investment Trusts (REITs)	3.0%
Synopsys Inc
Software	2.8%
XL Group Ltd
Insurance	2.8%
14.8%

Asset Allocation - (% of Net Assets)
Common Stocks	95.9%
Repurchase Agreements	5.2%
Other	(1.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2017	As of June 30, 2016

Janus Investment Fund	5

Janus Henderson Mid Cap Value Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2017					per the October 28, 2016 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV(1)	16.76%	11.68%	6.33%	11.52%	0.82%
Class A Shares at MOP(1)	10.05%	10.37%	5.71%	11.17%
Class C Shares at NAV(1)	16.12%	10.99%	5.62%	10.82%	1.52%
Class C Shares at CDSC(1)	15.12%	10.99%	5.62%	10.82%
Class D Shares(1)	17.12%	12.01%	6.61%	11.73%	0.53%
Class I Shares(1)	17.16%	12.04%	6.54%	11.70%	0.51%
Class L Shares(2)	17.62%	12.11%	6.74%	11.86%	0.63%
Class N Shares(1)	17.25%	12.19%	6.54%	11.70%	0.38%
Class R Shares(1)	16.40%	11.34%	5.99%	11.19%	1.12%
Class S Shares(1)	16.69%	11.62%	6.25%	11.43%	0.87%
Class T Shares(1)	17.00%	11.91%	6.54%	11.70%	0.62%
Russell Midcap Value Index	15.93%	15.14%	7.23%	9.84%
Morningstar Quartile - Class T Shares	2nd	4th	2nd	1st
Morningstar Ranking - based on total returns for Mid-Cap Value Funds	184/418	302/362	126/307	8/117

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

6	JUNE 30, 2017

Janus Henderson Mid Cap Value Fund (unaudited)(closed to certain new investors)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers. For periods prior to April 21, 2003, the performance shown for each class reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s former Class J Shares), calculated using the fees and expenses of the corresponding class respectively, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares). For the periods prior to April 21, 2003, the performance shown for Class D Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class I Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class L Shares commenced operations on April 21, 2003. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class L Shares (formerly named Institutional Shares), net of any applicable fee and expense limitations or waivers. The performance shown for Class L Shares for the periods from May 17, 2002 to April 17, 2003, reflects the historical performance of Berger Mid Cap Value Fund – Institutional Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Institutional Shares into the Fund’s Class L Shares). For the periods prior to May 17, 2002, the performance shown reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For the period from April 21, 2003 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class N Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class T Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

* The predecessor Fund’s inception date – August 12, 1998

(1) Closed to certain new investors.

(2) Closed to new investors.

Janus Investment Fund	7

Janus Henderson Mid Cap Value Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Net Annualized Expense Ratio (1/1/17 - 6/30/17)
Class A Shares	$1,000.00	$1,052.00	$4.94	$1,000.00	$1,019.98	$4.86	0.97%
Class C Shares	$1,000.00	$1,049.20	$8.03	$1,000.00	$1,016.96	$7.90	1.58%
Class D Shares	$1,000.00	$1,054.00	$3.36	$1,000.00	$1,021.52	$3.31	0.66%
Class I Shares	$1,000.00	$1,053.90	$3.31	$1,000.00	$1,021.57	$3.26	0.65%
Class L Shares	$1,000.00	$1,054.40	$3.06	$1,000.00	$1,021.82	$3.01	0.60%
Class N Shares	$1,000.00	$1,054.70	$2.60	$1,000.00	$1,022.27	$2.56	0.51%
Class R Shares	$1,000.00	$1,050.80	$6.41	$1,000.00	$1,018.55	$6.31	1.26%
Class S Shares	$1,000.00	$1,052.10	$5.14	$1,000.00	$1,019.79	$5.06	1.01%
Class T Shares	$1,000.00	$1,053.10	$3.82	$1,000.00	$1,021.08	$3.76	0.75%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	JUNE 30, 2017

Janus Henderson Mid Cap Value Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – 95.9%
Aerospace & Defense – 2.2%
BWX Technologies Inc	.1,773,227	$86,444,816
Banks – 6.4%
CIT Group Inc	582,865	28,385,526
Citizens Financial Group Inc	1,318,832	47,055,926
First Hawaiian Inc	1,933,259	59,196,391
Investors Bancorp Inc	3,651,080	48,778,429
Umpqua Holdings Corp	1,947,095	35,748,664
Wintrust Financial Corp	511,370	39,089,123
		258,254,059
Beverages – 0.8%
Dr Pepper Snapple Group Inc	351,427	32,018,514
Building Products – 0.9%
Simpson Manufacturing Co Inc	864,244	37,776,105
Capital Markets – 3.8%
Affiliated Managers Group Inc	357,693	59,326,961
Invesco Ltd	2,602,140	91,569,307
		150,896,268
Chemicals – 6.1%
Axalta Coating Systems Ltd*	2,105,732	67,467,653
Potash Corp of Saskatchewan Inc	3,286,821	53,575,182
Valvoline Inc	1,692,921	40,156,086
Westlake Chemical Corp	1,263,369	83,647,661
		244,846,582
Commercial Services & Supplies – 3.4%
Cintas Corp	382,737	48,240,171
Republic Services Inc	432,956	27,592,286
Waste Connections Inc	937,495	60,393,428
		136,225,885
Communications Equipment – 1.2%
F5 Networks Inc*	374,516	47,586,003
Construction & Engineering – 0.6%
Fluor Corp	521,348	23,867,311
Containers & Packaging – 4.7%
Crown Holdings Inc*	2,086,346	124,471,402
Graphic Packaging Holding Co	4,782,164	65,898,220
		190,369,622
Distributors – 0.3%
LKQ Corp*	316,120	10,416,154
Electric Utilities – 6.1%
Alliant Energy Corp	2,041,200	81,995,004
Great Plains Energy Inc	3,584,101	104,942,477
Pinnacle West Capital Corp	673,542	57,358,837
		244,296,318
Electrical Equipment – 1.5%
AMETEK Inc	1,002,516	60,722,394
Energy Equipment & Services – 1.4%
Keane Group Inc*	2,156,631	34,506,096
Oceaneering International Inc	917,219	20,949,282
		55,455,378
Equity Real Estate Investment Trusts (REITs) – 12.4%
Alexandria Real Estate Equities Inc	344,970	41,558,536
Equity Commonwealth*	3,797,274	119,993,858
Equity LifeStyle Properties Inc	1,446,460	124,887,356
Healthcare Trust of America Inc	1,076,771	33,498,346
Lamar Advertising Co	1,398,791	102,909,054
Mid-America Apartment Communities Inc	372,459	39,249,729
Weyerhaeuser Co	1,033,309	34,615,852
		496,712,731

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Mid Cap Value Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food & Staples Retailing – 1.5%
Casey's General Stores Inc	.554,056	$59,344,938
Food Products – 4.8%
Conagra Brands Inc	2,671,704	95,540,135
Lamb Weston Holdings Inc	2,175,060	95,789,642
		191,329,777
Health Care Providers & Services – 4.1%
AmerisourceBergen Corp	868,995	82,146,097
Laboratory Corp of America Holdings*	522,640	80,559,730
		162,705,827
Household Products – 1.3%
Clorox Co	398,436	53,087,613
Industrial Conglomerates – 1.0%
Carlisle Cos Inc	438,104	41,795,122
Information Technology Services – 2.6%
Jack Henry & Associates Inc	229,814	23,870,780
Total System Services Inc	1,360,321	79,238,698
		103,109,478
Insurance – 8.9%
Hartford Financial Services Group Inc	1,236,294	64,991,976
RenaissanceRe Holdings Ltd	590,675	82,133,359
Torchmark Corp	1,284,441	98,259,737
XL Group Ltd	2,516,335	110,215,473
		355,600,545
Life Sciences Tools & Services – 2.3%
Agilent Technologies Inc	601,641	35,683,328
INC Research Holdings Inc*	988,904	57,850,884
		93,534,212
Machinery – 3.5%
Donaldson Co Inc	861,007	39,210,259
Lincoln Electric Holdings Inc	402,179	37,036,664
Trinity Industries Inc	2,310,903	64,774,611
		141,021,534
Media – 1.5%
Omnicom Group Inc	713,208	59,124,943
Metals & Mining – 1.2%
Compass Minerals International Inc	710,616	46,403,225
Oil, Gas & Consumable Fuels – 3.5%
Cimarex Energy Co	629,579	59,186,722
Gulfport Energy Corp*	2,458,654	36,265,147
HollyFrontier Corp	511,227	14,043,406
Noble Energy Inc	1,156,564	32,730,761
		142,226,036
Road & Rail – 1.1%
CSX Corp	785,633	42,864,136
Software – 4.9%
Check Point Software Technologies Ltd*	754,963	82,351,364
Synopsys Inc*	1,545,853	112,739,059
		195,090,423
Specialty Retail – 0.5%
Sally Beauty Holdings Inc*	925,865	18,748,766
Trading Companies & Distributors – 1.4%
Fastenal Co	1,300,076	56,592,308
Total Common Stocks (cost $3,005,488,676)		3,838,467,023

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2017

Janus Henderson Mid Cap Value Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Repurchase Agreements – 5.2%
Undivided interest of 50.0% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,008,250) with ING Financial Markets LLC, 0.9900%, dated 6/30/17, maturing 7/3/17 to be repurchased at $50,004,125 collateralized by $102,681,331 in U.S. Treasuries 0% - 2.2500%, 9/30/17 - 11/15/26 with a value of $102,001,962	$50,000,000	$50,000,000
Undivided interest of 11.6% in a joint repurchase agreement (principal amount $85,300,000 with a maturity value of $85,307,037) with ING Financial Markets LLC, 0.9900%, dated 6/30/17, maturing 7/3/17 to be repurchased at $9,900,817 collateralized by $87,580,000 in U.S. Treasuries 2.0000%, 6/30/24 with a value of $87,008,976	9,900,000	9,900,000
Undivided interest of 60.0% in a joint repurchase agreement (principal amount $250,000,000 with a maturity value of $250,021,875) with RBC Capital Markets Corp., 1.0500%, dated 6/30/17, maturing 7/3/17 to be repurchased at $150,013,125 collateralized by $254,281,026 in U.S. Treasuries 0% - 3.6250%, 9/28/17 - 2/15/45 with a value of $255,000,034	150,000,000	150,000,000
Total Repurchase Agreements (cost $209,900,000)		209,900,000
Total Investments (total cost $3,215,388,676) – 101.1%		4,048,367,023
Liabilities, net of Cash, Receivables and Other Assets – (1.1)%		(45,244,668)
Net Assets – 100%		$4,003,122,355

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,912,440,477	96.7%
Israel	82,351,364	2.0
Canada	53,575,182	1.3

Total	$4,048,367,023	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Mid Cap Value Fund

Notes to Schedule of Investments and Other Information

Russell Midcap® Value Index	Russell Midcap® Value Index reflects the performance of U.S. mid-cap equities with lower price-to-book ratios and lower forecasted growth values.

LLC	Limited Liability Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$3,838,467,023	$-	$-
Repurchase Agreements	-	209,900,000	-
Total Assets	$3,838,467,023	$209,900,000	$-

12	JUNE 30, 2017

Janus Henderson Mid Cap Value Fund

Statement of Assets and Liabilities

June 30, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost(1)	$3,215,388,676
Investments, at value	3,838,467,023
Repurchase agreements, at value	209,900,000
Cash	80,404
Non-interested Trustees' deferred compensation	71,226
Receivables:
Dividends	3,763,354
Investments sold	3,370,550
Fund shares sold	2,042,650
Interest	18,067
Other assets	9,838
Total Assets	4,057,723,112
Liabilities:
Payables:	—
Investments purchased	47,277,176
Fund shares repurchased	4,117,542
Advisory fees	1,915,334
Transfer agent fees and expenses	792,090
12b-1 Distribution and shareholder servicing fees	164,053
Non-interested Trustees' deferred compensation fees	71,226
Professional fees	50,729
Fund administration fees	33,486
Non-interested Trustees' fees and expenses	23,756
Custodian fees	997
Accrued expenses and other payables	154,368
Total Liabilities	54,600,757
Net Assets	$4,003,122,355

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Mid Cap Value Fund

Statement of Assets and Liabilities

June 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,950,709,062
Undistributed net investment income/(loss)	1,445,524
Undistributed net realized gain/(loss) from investments	217,956,022
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	833,011,747
Total Net Assets	$4,003,122,355
Net Assets - Class A Shares	$105,784,253
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,009,158
Net Asset Value Per Share(2)	$17.60
Maximum Offering Price Per Share(3)	$18.67
Net Assets - Class C Shares	$73,432,753
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,255,244
Net Asset Value Per Share(2)	$17.26
Net Assets - Class D Shares	$841,565,126
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	48,442,157
Net Asset Value Per Share	$17.37
Net Assets - Class I Shares	$963,097,944
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	55,359,543
Net Asset Value Per Share	$17.40
Net Assets - Class L Shares	$8,533,707
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	478,881
Net Asset Value Per Share	$17.82
Net Assets - Class N Shares	$119,228,460
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,875,205
Net Asset Value Per Share	$17.34
Net Assets - Class R Shares	$71,118,058
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,091,835
Net Asset Value Per Share	$17.38
Net Assets - Class S Shares	$200,811,601
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,433,131
Net Asset Value Per Share	$17.56
Net Assets - Class T Shares	$1,619,550,453
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	92,802,662
Net Asset Value Per Share	$17.45

(1) Includes cost of repurchase agreements of $209,900,000.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	JUNE 30, 2017

Janus Henderson Mid Cap Value Fund

Statement of Operations

For the year ended June 30, 2017

Investment Income:
Dividends	$61,739,399
Interest	857,573
Other income	44
Foreign tax withheld	(290,761)
Total Investment Income	62,306,255
Expenses:
Advisory fees	17,827,242
12b-1Distribution and shareholder servicing fees:
Class A Shares	306,768
Class C Shares	739,457
Class R Shares	370,437
Class S Shares	493,706
Transfer agent administrative fees and expenses:
Class D Shares	992,917
Class L Shares	23,393
Class R Shares	186,273
Class S Shares	494,041
Class T Shares	4,296,322
Transfer agent networking and omnibus fees:
Class A Shares	254,156
Class C Shares	97,316
Class I Shares	1,326,958
Other transfer agent fees and expenses:
Class A Shares	15,162
Class C Shares	11,253
Class D Shares	145,839
Class I Shares	48,411
Class L Shares	309
Class N Shares	3,199
Class R Shares	2,261
Class S Shares	4,036
Class T Shares	23,841
Shareholder reports expense	462,175
Fund administration fees	380,862
Registration fees	118,407
Non-interested Trustees’ fees and expenses	107,813
Professional fees	85,133
Custodian fees	21,289
Other expenses	279,284
Total Expenses	29,118,260
Less: Excess Expense Reimbursement	(164,130)
Net Expenses	28,954,130
Net Investment Income/(Loss)	33,352,125
Net Realized Gain/(Loss) on Investments:
Investments	384,846,009
Total Net Realized Gain/(Loss) on Investments	384,846,009
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	223,665,135
Total Change in Unrealized Net Appreciation/Depreciation	223,665,135
Net Increase/(Decrease) in Net Assets Resulting from Operations	$641,863,269

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Mid Cap Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2017	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$33,352,125	$56,888,316
Net realized gain/(loss) on investments	384,846,009	542,810,988
Change in unrealized net appreciation/depreciation	223,665,135	(458,287,593)
Net Increase/(Decrease) in Net Assets Resulting from Operations	641,863,269	141,411,711
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(603,994)	(1,698,730)
Class C Shares	—	(500,525)
Class D Shares	(6,711,467)	(11,130,073)
Class I Shares	(7,573,029)	(14,495,344)
Class L Shares	(79,158)	(142,363)
Class N Shares	(896,195)	(2,041,437)
Class R Shares	(165,685)	(585,060)
Class S Shares	(988,620)	(1,699,048)
Class T Shares	(12,297,482)	(25,414,179)
Total Dividends from Net Investment Income	(29,315,630)	(57,706,759)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(11,298,358)	(29,942,225)
Class C Shares	(7,257,291)	(17,727,394)
Class D Shares	(72,416,810)	(142,347,912)
Class I Shares	(82,455,730)	(189,691,266)
Class L Shares	(816,989)	(1,986,390)
Class N Shares	(8,237,489)	(23,497,603)
Class R Shares	(6,542,707)	(14,356,777)
Class S Shares	(17,376,666)	(31,143,304)
Class T Shares	(151,088,605)	(357,021,685)
Total Distributions from Net Realized Gain from Investment Transactions	(357,490,645)	(807,714,556)
Net Decrease from Dividends and Distributions to Shareholders	(386,806,275)	(865,421,315)
Capital Share Transactions:
Class A Shares	(37,575,095)	(54,004,929)
Class C Shares	(15,400,480)	(15,988,021)
Class D Shares	17,255,565	68,715,035
Class I Shares	(109,725,796)	(229,019,440)
Class L Shares	(1,698,643)	(1,217,896)
Class N Shares	4,957,942	(148,408,302)
Class R Shares	(6,281,709)	(3,936,546)
Class S Shares	17,383,876	(1,023,453)
Class T Shares	(204,710,123)	(372,555,425)
Net Increase/(Decrease) from Capital Share Transactions	(335,794,463)	(757,438,977)
Net Increase/(Decrease) in Net Assets	(80,737,469)	(1,481,448,581)
Net Assets:
Beginning of period	4,083,859,824	5,565,308,405
End of period	$4,003,122,355	$4,083,859,824

Undistributed Net Investment Income/(Loss)	$1,445,524	$7,605,621

See Notes to Financial Statements.

16	JUNE 30, 2017

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$16.56	$19.87	$25.00		$23.96	$20.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.19(1)	0.18(1)		0.26(1)	0.28
Net realized and unrealized gain/(loss)	2.59	0.29	(0.07)		4.14	3.66
Total from Investment Operations	2.70	0.48	0.11		4.40	3.94
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.20)	(0.48)		(0.29)	(0.13)
Distributions (from capital gains)	(1.58)	(3.59)	(4.76)		(3.07)	(0.78)
Total Dividends and Distributions	(1.66)	(3.79)	(5.24)		(3.36)	(0.91)
Net Asset Value, End of Period	$17.60	$16.56	$19.87		$25.00	$23.96
Total Return*	16.76%	4.05%	0.11%		19.72%	19.33%
Net Assets, End of Period (in thousands)	$105,784	$135,181	$217,358		$476,695	$896,589
Average Net Assets for the Period (in thousands)	$122,128	$163,545	$313,048		$729,640	$996,195
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.82%	0.84%		0.93%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.82%	0.84%		0.93%	0.95%
Ratio of Net Investment Income/(Loss)	0.61%	1.06%	0.79%		1.06%	0.98%
Portfolio Turnover Rate	53%	65%	49%		51%	60%
				1

Class C Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.28	$19.55	$24.66	$23.65	$20.74
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	0.13(1)	0.02(1)	0.08(1)	0.03
Net realized and unrealized gain/(loss)	2.56	0.29	(0.07)	4.08	3.70
Total from Investment Operations	2.56	0.42	(0.05)	4.16	3.73
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.10)	(0.30)	(0.08)	(0.04)
Distributions (from capital gains)	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)
Total Dividends and Distributions	(1.58)	(3.69)	(5.06)	(3.15)	(0.82)
Net Asset Value, End of Period	$17.26	$16.28	$19.55	$24.66	$23.65
Total Return*	16.12%	3.70%	(0.62)%	18.83%	18.45%
Net Assets, End of Period (in thousands)	$73,433	$83,844	$115,667	$160,595	$189,096
Average Net Assets for the Period (in thousands)	$81,619	$94,474	$140,888	$177,414	$203,923
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.51%	1.11%	1.54%	1.70%	1.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.51%	1.11%	1.54%	1.68%	1.71%
Ratio of Net Investment Income/(Loss)	0.03%	0.78%	0.07%	0.35%	0.24%
Portfolio Turnover Rate	53%	65%	49%	51%	60%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.37	$19.71	$25.04	$24.03	$20.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.15(1)	0.23(1)	0.22(1)	0.34(1)	0.30
Net realized and unrealized gain/(loss)	2.58	0.30	(0.05)	4.13	3.72
Total from Investment Operations	2.73	0.53	0.17	4.47	4.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.28)	(0.74)	(0.39)	(0.17)
Distributions (from capital gains)	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)
Total Dividends and Distributions	(1.73)	(3.87)	(5.50)	(3.46)	(0.95)
Net Asset Value, End of Period	$17.37	$16.37	$19.71	$25.04	$24.03
Total Return*	17.12%	4.39%	0.37%	20.00%	19.72%
Net Assets, End of Period (in thousands)	$841,565	$774,433	$827,954	$939,775	$869,066
Average Net Assets for the Period (in thousands)	$822,828	$767,190	$894,102	$905,095	$840,920
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.53%	0.58%	0.65%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.53%	0.58%	0.65%	0.68%
Ratio of Net Investment Income/(Loss)	0.90%	1.36%	1.01%	1.39%	1.27%
Portfolio Turnover Rate	53%	65%	49%	51%	60%

Class I Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.39	$19.72	$25.04	$24.02	$20.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(1)	0.24(1)	0.25(1)	0.34(1)	0.34
Net realized and unrealized gain/(loss)	2.58	0.29	(0.07)	4.15	3.68
Total from Investment Operations	2.74	0.53	0.18	4.49	4.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.27)	(0.74)	(0.40)	(0.17)
Distributions (from capital gains)	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)
Total Dividends and Distributions	(1.73)	(3.86)	(5.50)	(3.47)	(0.95)
Net Asset Value, End of Period	$17.40	$16.39	$19.72	$25.04	$24.02
Total Return*	17.16%	4.40%	0.40%	20.07%	19.71%
Net Assets, End of Period (in thousands)	$963,098	$1,009,681	$1,407,953	$2,290,695	$3,033,537
Average Net Assets for the Period (in thousands)	$970,761	$1,070,715	$1,967,896	$2,674,830	$3,245,850
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.61%	0.51%	0.57%	0.63%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.61%	0.51%	0.57%	0.63%	0.63%
Ratio of Net Investment Income/(Loss)	0.92%	1.37%	1.10%	1.39%	1.32%
Portfolio Turnover Rate	53%	65%	49%	51%	60%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JUNE 30, 2017

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class L Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.69	$19.99	$25.31	$24.26	$21.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(1)	0.24(1)	0.22(1)	0.34(1)	2.82
Net realized and unrealized gain/(loss)	2.69(2)	0.31	(0.08)	4.18	1.25
Total from Investment Operations	2.86	0.55	0.14	4.52	4.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.26)	(0.70)	(0.40)	(0.15)
Distributions (from capital gains)	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)
Total Dividends and Distributions	(1.73)	(3.85)	(5.46)	(3.47)	(0.93)
Net Asset Value, End of Period	$17.82	$16.69	$19.99	$25.31	$24.26
Total Return*	17.62%(2)	4.41%	0.25%	20.02%	19.77%
Net Assets, End of Period (in thousands)	$8,534	$9,630	$12,608	$22,872	$24,332
Average Net Assets for the Period (in thousands)	$9,323	$10,732	$17,713	$24,042	$29,252
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.63%	0.69%	0.75%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.53%	0.69%	0.68%	0.60%
Ratio of Net Investment Income/(Loss)	0.97%	1.36%	0.96%	1.36%	1.38%
Portfolio Turnover Rate	53%	65%	49%	51%	60%

Class N Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.35	$19.69	$25.05	$24.03	$20.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(1)	0.25(1)	0.26(1)	0.38(1)	0.31
Net realized and unrealized gain/(loss)	2.57	0.31	(0.06)	4.14	3.74
Total from Investment Operations	2.74	0.56	0.20	4.52	4.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.31)	(0.80)	(0.43)	(0.19)
Distributions (from capital gains)	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)
Total Dividends and Distributions	(1.75)	(3.90)	(5.56)	(3.50)	(0.97)
Net Asset Value, End of Period	$17.34	$16.35	$19.69	$25.05	$24.03
Total Return*	17.25%	4.60%	0.51%	20.25%	19.89%
Net Assets, End of Period (in thousands)	$119,228	$109,571	$281,522	$398,115	$222,244
Average Net Assets for the Period (in thousands)	$95,327	$142,854	$348,342	$306,197	$129,631
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.48%	0.38%	0.43%	0.49%	0.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.48%	0.38%	0.43%	0.49%	0.52%
Ratio of Net Investment Income/(Loss)	0.99%	1.43%	1.17%	1.57%	1.44%
Portfolio Turnover Rate	53%	65%	49%	51%	60%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2)  The Net realized and unrealized gain/(loss) per share included an out of period adjustment posted during the year. The impact of the out of period adjustment increased the per share amount by $0.07. The impact of the out of period adjustment to the Total Return was 0.46%.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class R Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.38	$19.68	$24.86	$23.83	$20.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.13(1)	0.09(1)	0.19(1)	0.16
Net realized and unrealized gain/(loss)	2.57	0.31	(0.06)	4.11	3.69
Total from Investment Operations	2.62	0.44	0.03	4.30	3.85
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.15)	(0.45)	(0.20)	(0.10)
Distributions (from capital gains)	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)
Total Dividends and Distributions	(1.62)	(3.74)	(5.21)	(3.27)	(0.88)
Net Asset Value, End of Period	$17.38	$16.38	$19.68	$24.86	$23.83
Total Return*	16.40%	3.80%	(0.26)%	19.35%	18.97%
Net Assets, End of Period (in thousands)	$71,118	$72,868	$89,478	$127,464	$163,302
Average Net Assets for the Period (in thousands)	$74,119	$76,746	$106,006	$143,754	$162,747
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.22%	1.12%	1.19%	1.25%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.22%	1.12%	1.19%	1.25%	1.26%
Ratio of Net Investment Income/(Loss)	0.31%	0.77%	0.43%	0.77%	0.69%
Portfolio Turnover Rate	53%	65%	49%	51%	60%

Class S Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.54	$19.84	$24.98	$23.91	$20.90
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.18(1)	0.15(1)	0.25(1)	0.23
Net realized and unrealized gain/(loss)	2.59	0.31	(0.07)	4.13	3.69
Total from Investment Operations	2.69	0.49	0.08	4.38	3.92
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.20)	(0.46)	(0.24)	(0.13)
Distributions (from capital gains)	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)
Total Dividends and Distributions	(1.67)	(3.79)	(5.22)	(3.31)	(0.91)
Net Asset Value, End of Period	$17.56	$16.54	$19.84	$24.98	$23.91
Total Return*	16.69%	4.07%	(0.01)%	19.65%	19.27%
Net Assets, End of Period (in thousands)	$200,812	$171,632	$198,232	$387,978	$709,171
Average Net Assets for the Period (in thousands)	$196,518	$173,783	$269,177	$536,193	$770,990
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	0.87%	0.94%	0.99%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.86%	0.94%	0.99%	1.01%
Ratio of Net Investment Income/(Loss)	0.56%	1.03%	0.68%	1.00%	0.93%
Portfolio Turnover Rate	53%	65%	49%	51%	60%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2017

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.44	$19.76	$25.05	$24.01	$20.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.22(1)	0.21(1)	0.32(1)	0.32
Net realized and unrealized gain/(loss)	2.58	0.31	(0.06)	4.14	3.67
Total from Investment Operations	2.72	0.53	0.15	4.46	3.99
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.26)	(0.68)	(0.35)	(0.16)
Distributions (from capital gains)	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)
Total Dividends and Distributions	(1.71)	(3.85)	(5.44)	(3.42)	(0.94)
Net Asset Value, End of Period	$17.45	$16.44	$19.76	$25.05	$24.01
Total Return*	17.00%	4.33%	0.26%	19.96%	19.56%
Net Assets, End of Period (in thousands)	$1,619,550	$1,717,020	$2,414,536	$3,996,592	$5,584,059
Average Net Assets for the Period (in thousands)	$1,709,661	$1,917,279	$3,167,714	$4,815,160	$6,004,535
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.62%	0.69%	0.74%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.59%	0.69%	0.73%	0.76%
Ratio of Net Investment Income/(Loss)	0.82%	1.29%	0.94%	1.29%	1.19%
Portfolio Turnover Rate	53%	65%	49%	51%	60%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Mid Cap Value Fund (formerly named Perkins Mid Cap Value Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The Fund is closed to new investors in certain distribution channels. Class L Shares are closed.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

22	JUNE 30, 2017

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Janus Investment Fund	23

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax

24	JUNE 30, 2017

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition

Janus Investment Fund	25

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

(i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$59,900,000	$—	$(59,900,000)	$—
RBC Capital Markets Corp.	150,000,000	—	(150,000,000)	—

Total	$209,900,000	$—	$(209,900,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

26	JUNE 30, 2017

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell Midcap® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable..

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended June 30, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.44%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.83% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2017. The previous expense limit until November 1, 2016 was 0.89%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is

Janus Investment Fund	27

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. Janus Services has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets,

28	JUNE 30, 2017

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,736 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2017.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2017, Janus Distributors retained upfront sales charges of $5,625.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $1,673.

Janus Investment Fund	29

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2017, the Fund engaged in cross trades amounting to $1,883,254 in sales, resulting in a net realized loss of $127,502. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and tax equalization. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,516,751	$ 227,585,578	$ -	$ -	$ -	$ (37,827)	$823,348,791

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,225,018,232	$862,144,022	$(38,795,231)	$ 823,348,791

30	JUNE 30, 2017

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 65,606,667	$ 321,199,608	$ -	$ -

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 57,706,759	$ 807,714,556	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 26,958,410	$ (10,196,592)	$ (16,761,818)

Capital has been adjusted by $26,958,410, including $24,929,689 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

Janus Investment Fund	31

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,189,219	$ 20,586,744	1,155,941	$ 19,255,138
Reinvested dividends and distributions	551,185	9,309,509	1,693,667	25,845,365
Shares repurchased	(3,893,422)	(67,471,348)	(5,628,723)	(99,105,432)
Net Increase/(Decrease)	(2,153,018)	$ (37,575,095)	(2,779,115)	$ (54,004,929)
Class C Shares:
Shares sold	597,813	$ 10,181,756	526,388	$ 8,495,389
Reinvested dividends and distributions	359,554	5,968,600	963,032	14,483,996
Shares repurchased	(1,852,672)	(31,550,836)	(2,256,327)	(38,967,406)
Net Increase/(Decrease)	(895,305)	$ (15,400,480)	(766,907)	$ (15,988,021)
Class D Shares:
Shares sold	1,811,619	$ 31,016,773	1,093,938	$ 18,103,075
Reinvested dividends and distributions	4,637,765	77,172,403	9,962,485	150,035,030
Shares repurchased	(5,311,514)	(90,933,611)	(5,760,302)	(99,423,070)
Net Increase/(Decrease)	1,137,870	$ 17,255,565	5,296,121	$ 68,715,035
Class I Shares:
Shares sold	10,189,127	$ 174,764,469	12,954,866	$ 215,407,118
Reinvested dividends and distributions	5,123,118	85,351,149	12,605,121	190,085,231
Shares repurchased	(21,557,536)	(369,841,414)	(35,363,564)	(634,511,789)
Net Increase/(Decrease)	(6,245,291)	$(109,725,796)	(9,803,577)	$(229,019,440)
Class L Shares:
Shares sold	5,297	$ 130,585	2,284	$ 36,286
Reinvested dividends and distributions	51,433	877,445	134,817	2,069,447
Shares repurchased	(154,927)	(2,706,673)	(190,808)	(3,323,629)
Net Increase/(Decrease)	(98,197)	$ (1,698,643)	(53,707)	$ (1,217,896)
Class N Shares:
Shares sold	3,215,330	$ 55,631,054	979,760	$ 16,030,134
Reinvested dividends and distributions	549,857	9,127,634	1,688,622	25,363,097
Shares repurchased	(3,593,600)	(59,800,746)	(10,263,654)	(189,801,533)
Net Increase/(Decrease)	171,587	$ 4,957,942	(7,595,272)	$(148,408,302)
Class R Shares:
Shares sold	1,009,386	$ 17,329,426	798,905	$ 13,420,889
Reinvested dividends and distributions	366,787	6,125,337	912,425	13,786,736
Shares repurchased	(1,733,931)	(29,736,472)	(1,808,472)	(31,144,171)
Net Increase/(Decrease)	(357,758)	$ (6,281,709)	(97,142)	$ (3,936,546)
Class S Shares:
Shares sold	5,383,575	$ 92,926,562	4,513,174	$ 75,809,318
Reinvested dividends and distributions	1,089,664	18,360,836	2,153,814	32,824,131
Shares repurchased	(5,417,286)	(93,903,522)	(6,280,343)	(109,656,902)
Net Increase/(Decrease)	1,055,953	$ 17,383,876	386,645	$ (1,023,453)
Class T Shares:
Shares sold	6,546,972	$ 112,367,435	5,029,437	$ 85,339,540
Reinvested dividends and distributions	9,642,502	161,222,632	24,955,804	377,581,309
Shares repurchased	(27,844,883)	(478,300,190)	(47,735,341)	(835,476,274)
Net Increase/(Decrease)	(11,655,409)	$(204,710,123)	(17,750,100)	$(372,555,425)

32	JUNE 30, 2017

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,064,846,551	$2,666,009,053	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. In addition, the consummation of the Merger may have been deemed to cause an assignment of the investment sub-advisory agreement between Janus Capital and Perkins Investment Management LLC (“Perkins”) on behalf of the Fund in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement and investment sub-advisory agreement to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment sub-advisory agreement between Janus Capital and Perkins on behalf of the Fund (the “Post-Merger Sub-Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory and Sub-Advisory Agreements

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, each of which took effect upon consummation of the Merger.

Janus Investment Fund	33

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2017 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34	JUNE 30, 2017

Janus Henderson Mid Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Henderson Mid Cap Value Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 15, 2017

Janus Investment Fund	35

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

36	JUNE 30, 2017

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

Janus Investment Fund	37

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-

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Additional Information (unaudited)

Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

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Additional Information (unaudited)

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to

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Additional Information (unaudited)

help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

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Additional Information (unaudited)

• the terms of each New Shell Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2017, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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Additional Information (unaudited)

reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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Additional Information (unaudited)

reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	63

Janus Henderson Mid Cap Value Fund

Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
4,090,117,452.690	1,854,201,851.461	61,402,443.940	82,244,533.284	590,726,730.287	2,588,575,558.972

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
45.334	1.501	2.011	14.443	63.289	71.630	2.372	3.177	22.821	100.000

2B. To approve a new sub-advisory agreement between the Adviser and Perkins Investment Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
4,090,117,452.690	1,842,668,175.446	67,174,529.839	86,972,327.680	591,760,526.006	2,588,575,558.972

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
45.052	1.642	2.126	14.468	63.289	71.185	2.595	3.360	22.860	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
4,090,117,452.690	1,743,476,503.919	154,354,318.566	100,017,842.360	590,726,894.127	2,588,575,558.972

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
42.627	3.774	2.445	14.443	63.289	67.353	5.963	3.864	22.821	100.000

64	JUNE 30, 2017

Janus Henderson Mid Cap Value Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2017:

Capital Gain Distributions	$346,129,296
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

Janus Investment Fund	65

Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

66	JUNE 30, 2017

Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund	67

Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); and Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

68	JUNE 30, 2017

Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	69

Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

70	JUNE 30, 2017

Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

Janus Investment Fund	71

Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

72	JUNE 30, 2017

Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation

Janus Investment Fund	73

Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

(2012-2017).
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

74	JUNE 30, 2017

Janus Henderson Mid Cap Value Fund

Notes

NotesPage1

Janus Investment Fund	75

Janus Henderson Mid Cap Value Fund

Notes

NotesPage2

76	JUNE 30, 2017

Janus Henderson Mid Cap Value Fund

Notes

NotesPage3

Janus Investment Fund	77

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93032 08-17

ANNUAL REPORT June 30, 2017

Janus Henderson Money Market Fund (formerly named Janus Money Market Fund)

Janus Investment Fund

Janus Henderson Money Market Fund

Janus Henderson Money Market Fund (unaudited)

Performance

Garrett Strum portfolio manager

Average Annual Total Return		Seven-Day Current Yield
For the periods ended June 30, 2017		Class D Shares(1)
Class D Shares(1)		With Reimbursement	0.58%
1 Year	0.16%	Without Reimbursement	0.58%
5 Year	0.03%	Class T Shares
10 Year	0.47%	With Reimbursement	0.24%
Since Inception (February 14, 1995)	2.32%	Without Reimbursement	0.56%
Class T Shares		Expense Ratios
1 Year	0.02%	Per the October 14, 2016 prospectuses
5 Year	0.01%	Class D Shares(1)
10 Year	0.46%	Total Annual Fund Operating Expenses	0.67%
Since Inception (February 14, 1995)	2.32%	Class T Shares
		Total Annual Fund Operating Expenses	0.68%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

There is a voluntarily agreed waiver of one-half of the investment advisory fee and such additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. Such reimbursements could be changed or terminated at any time.

Janus Investment Fund	1

Janus Henderson Money Market Fund (unaudited)

Performance

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the money market fund than the total return.

See Financial Highlights for actual expense ratios during the reporting period.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Effective May 8, 2017, Garrett Strum is Portfolio Manager of the Fund.

See “Useful Information About Your Fund Report.”

(1) Closed to certain new investors.

2	JUNE 30, 2017

Janus Henderson Money Market Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Net Annualized Expense Ratio (1/1/17 - 6/30/17)
Class D Shares	$1,000.00	$1,001.40	$2.93	$1,000.00	$1,021.87	$2.96	0.59%
Class T Shares	$1,000.00	$1,000.10	$4.22	$1,000.00	$1,020.58	$4.26	0.85%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	3

Janus Henderson Money Market Fund

Schedule of Investments

June 30, 2017

Principal Amounts		Value
Certificates of Deposit – 19.1%
Bank of Montreal/Chicago IL, 1.1800%, 7/20/17	$25,000,000	$25,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd/New York NY, 1.1800%, 7/17/17	40,000,000	40,000,000
Sumitomo Mitsui Banking Corp/New York, 0.9600%, 7/3/17	34,900,000	34,900,000
Svenska Handelsbanken/New York NY, 1.1150%, 8/22/17	19,000,000	19,000,132
Toronto-Dominion Bank/NY, 1.0500%, 8/3/17	24,000,000	24,000,000
Wells Fargo Bank NA, 1.2400%, 11/3/17	25,000,000	25,000,000
Total Certificates of Deposit (cost $167,900,132)		167,900,132
Commercial Paper – 30.1%
Atlantic Asset Securitization LLC, 1.1936%, 7/12/17 (Section 4(2))	18,000,000	17,994,734
Australia & New Zealand Banking Group Ltd, 1.0511%, 7/18/17 (Section 4(2))	3,000,000	2,998,711
BNP Paribas SA/New York NY, 1.1939%, 7/21/17	30,000,000	29,982,447
JP Morgan Securities LLC, 1.1025%, 8/10/17	19,000,000	18,978,323
JP Morgan Securities LLC, 1.3622%, 10/2/17	25,000,000	24,915,811
Manhattan Asset Funding Co LLC, 1.0708%, 7/6/17 (Section 4(2))	25,100,000	25,097,803
Manhattan Asset Funding Co LLC, 1.0606%, 7/10/17 (Section 4(2))	19,000,000	18,996,156
Nieuw Amsterdam Receivables Corp, 1.1535%, 8/18/17 (Section 4(2))	22,000,000	21,968,224
Swedbank AB, 1.1436%, 8/7/17	24,000,000	23,973,844
Swedbank AB, 1.1335%, 9/7/17	20,000,000	19,959,279
Toronto-Dominion Holdings USA Inc, 1.2777%, 9/20/17 (Section 4(2))	20,000,000	19,945,116
Victory Receivables Corp, 1.0299%, 7/5/17 (Section 4(2))	15,000,000	14,999,158
Victory Receivables Corp, 1.1835%, 7/7/17 (Section 4(2))	25,000,000	24,996,777
Total Commercial Paper (cost $264,806,383)		264,806,383
U.S. Government Agency Notes – 5.9%
Federal Home Loan Bank Discount Notes:
0.5994%, 7/3/17	10,000,000	10,000,000
0.9349%, 7/14/17	15,000,000	14,995,736
0.6367%, 7/21/17	7,000,000	6,997,779
0.8551%, 8/30/17	10,000,000	9,986,291
0.9213%, 9/29/17	10,000,000	9,977,607
Total U.S. Government Agency Notes (cost $51,957,413)		51,957,413
Variable Rate Demand Agency Notes‡ – 26.7%
Breckenridge Terrace LLC, 1.3200%, 5/2/39	14,980,000	14,980,000
Breckenridge Terrace LLC, 1.3200%, 5/2/39	4,000,000	4,000,000
California Infrastructure & Economic Development Bank, 1.1400%, 7/1/33	800,000	800,000
County of Eagle CO, 1.3200%, 6/1/27	9,100,000	9,100,000
County of Eagle CO, 1.3200%, 5/2/39	8,000,000	8,000,000
Griffin-Spalding County Development Authority, 1.2400%, 8/1/28	3,750,000	3,750,000
Harry M Rubin 2014 Insurance Trust, 1.2400%, 10/1/34	6,460,000	6,460,000
Hawkes 0-Side I LLC, 1.2400%, 4/1/55	8,800,000	8,800,000
Industrial Development Board of the City of Auburn, 1.2400%, 7/1/26	4,080,000	4,080,000
J-Jay Properties LLC, 1.2400%, 7/2/35	3,165,000	3,165,000
Kaneville Road Joint Venture Inc, 1.2400%, 11/1/32	4,790,000	4,790,000
Lavonia O Frick Family Trust, 1.2400%, 8/1/28	3,950,000	3,950,000
Lush Properties LLC, 1.2400%, 11/1/33	5,395,000	5,395,000
Lynette J Keane Insurance Trust 2010, 1.2400%, 10/3/33	8,870,000	8,870,000
Lynette Kerrane-Darragh Children's Trust, 1.2400%, 9/1/30	4,935,000	4,935,000
Mesivta Yeshiva Rabbi Chaim Berlin, 1.2237%, 11/1/35	4,025,000	4,025,000
Michael Dennis Sullivan Irrevocable Trust, 1.2400%, 2/1/35	11,375,000	11,375,000
Mississippi Business Finance Corp, 1.2000%, 7/1/20	2,500,000	2,500,000
Mississippi Business Finance Corp, 1.2000%, 12/1/35	5,850,000	5,850,000
Phenix City Downtown Redevelopment Authority, 1.2400%, 2/1/33	4,395,000	4,395,000
Phoenix Realty Special Account-U LP, 1.2400%, 4/1/20	1,675,000	1,675,000
RDR Investment Co LLC, 1.2700%, 11/1/19	475,000	475,000
SSAB AB, 1.2400%, 4/1/34	30,000,000	30,000,000
SSAB AB, 1.2400%, 5/1/34	20,000,000	20,000,000
Steel Dust Recycling LLC, 1.2400%, 5/1/46	13,875,000	13,875,000
Sunroad Centrum Apartments 4 LP, 1.2900%, 5/3/55	33,795,000	33,795,000
Tenderfoot Seasonal Housing LLC, 1.3200%, 7/2/35	5,700,000	5,700,000
Tift County Development Authority, 1.1900%, 2/1/18	2,600,000	2,600,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4	JUNE 30, 2017

Janus Henderson Money Market Fund

Schedule of Investments

June 30, 2017

Principal Amounts		Value
Variable Rate Demand Agency Notes‡ – (continued)
University of Illinois, 1.1800%, 4/1/44	$7,415,000	$7,415,000
Total Variable Rate Demand Agency Notes (cost $234,755,000)		234,755,000
Repurchase Agreements(a) – 18.1%
Goldman Sachs & Co., 1.0200%, dated 6/30/17, maturing 7/3/17 to be repurchased at $100,008,500 collateralized by $96,318,595 in U.S. Government Agencies 1.8089% - 5.5000%, 3/15/22 - 6/1/47 with a value of $102,000,000	100,000,000	100,000,000
Undivided interest of 29.4% in a joint repurchase agreement (principal amount $200,000,000 with a maturity value of $200,017,500) with HSBC Securities (USA), Inc., 1.0500%, dated 6/30/17, maturing 7/3/17 to be repurchased at $58,805,145 collateralized by $10,525,911 in U.S. Government Agencies 12.0252% - 68.6906%, 6/20/32 - 10/25/36 and $363,903,156 in U.S. Treasuries 0%, 8/15/27 - 2/15/46 with a value of $204,001,554	58,800,000	58,800,000
Total Repurchase Agreements (cost $158,800,000)		158,800,000
Total Investments (total cost $878,218,928) – 99.9%		878,218,928
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		1,261,341
Net Assets – 100%		$879,480,269

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Money Market Fund

Notes to Schedule of Investments and Other Information

LLC	Limited Liability Company
LP	Limited Partnership
Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

‡	The interest rate on variable rate demand agency notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of June 30, 2017.

(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Certificates of Deposit	$-	$167,900,132	$-
Commercial Paper	-	264,806,383	-
U.S. Government Agency Notes	-	51,957,413	-
Variable Rate Demand Agency Notes	-	234,755,000	-
Repurchase Agreements	-	158,800,000	-
Total Assets	$-	$878,218,928	$-

6	JUNE 30, 2017

Janus Henderson Money Market Fund

Statement of Assets and Liabilities

June 30, 2017

Assets:
Investments, at cost(1)	$878,218,928
Investments, at value	719,418,928
Repurchase agreements, at value	158,800,000
Cash	242,200
Non-interested Trustees' deferred compensation	15,616
Receivables:
Fund shares sold	2,132,667
Interest	495,326
Total Assets	881,104,737
Liabilities:
Payables:	—
Fund shares repurchased	1,131,540
Administration services fees	362,581
Advisory fees	77,604
Professional fees	30,219
Non-interested Trustees' deferred compensation fees	15,616
Non-interested Trustees' fees and expenses	5,196
Dividends	1,358
Accrued expenses and other payables	354
Total Liabilities	1,624,468
Net Assets	$879,480,269
Net Assets Consist of:
Capital (par value and paid-in surplus)	$879,492,621
Undistributed net investment income/(loss)	(16,974)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	4,622
Total Net Assets	$879,480,269
Net Assets - Class D Shares	$865,717,589
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	865,741,263
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$13,762,680
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,770,933
Net Asset Value Per Share	$1.00

(1) Includes cost of repurchase agreements of $158,800,000.

See Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Money Market Fund

Statement of Operations

For the year ended June 30, 2017

Investment Income:
Interest	$6,874,754
Total Investment Income	6,874,754
Expenses:
Advisory fees	1,935,674
Administration services fees:
Class D Shares	4,194,427
Class T Shares	268,814
Professional fees	42,483
Non-interested Trustees’ fees and expenses	24,762
Total Expenses	6,466,160
Less: Excess Expense Reimbursement	(979,680)
Net Expenses	5,486,480
Net Investment Income/(Loss)	1,388,274
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,388,274

See Notes to Financial Statements.

8	JUNE 30, 2017

Janus Henderson Money Market Fund

Statements of Changes in Net Assets

	Year ended June 30, 2017	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$1,388,274	$(61)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,388,274	(61)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class D Shares	(1,382,976)	—
Class T Shares	(5,294)	—
Net Decrease from Dividends and Distributions to Shareholders	(1,388,270)	—
Capital Share Transactions:
Class D Shares	(65,514,181)	7,842,247
Class T Shares	(171,488,905)	(42,517,162)
Net Increase/(Decrease) from Capital Share Transactions	(237,003,086)	(34,674,915)
Net Increase/(Decrease) in Net Assets	(237,003,082)	(34,674,976)
Net Assets:
Beginning of period	1,116,483,351	1,151,158,327
End of period	$879,480,269	$1,116,483,351

Undistributed Net Investment Income/(Loss)	$(16,974)	$(20,187)

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Money Market Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	—(1)(2)	—(1)(2)		—(1)(2)	—(2)
Net realized and unrealized gain/(loss)	—(2)	—(2)	—(2)		—(2)	—(2)
Total from Investment Operations	—	—	—		—	—
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—	—(2)		—(2)	—(2)
Distributions (from capital gains)	—	—	—		—	—
Total Dividends and Distributions	—	—	—		—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00	$1.00
Total Return*	0.16%	0.00%	0.00%		0.00%	0.00%
Net Assets, End of Period (in thousands)	$865,718	$931,232	$923,390		$993,554	$1,077,369
Average Net Assets for the Period (in thousands)	$907,340	$944,865	$956,166		$1,046,368	$1,070,220
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.67%	0.67%		0.66%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.32%	0.13%		0.10%	0.17%
Ratio of Net Investment Income/(Loss)	0.15%	0.00%(3)	0.00%(3)		0.00%(3)	0.00%(3)
				1

Class T Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	—(1)(2)	—(1)(2)	—(1)(2)	—(2)
Net realized and unrealized gain/(loss)	—(2)	—(2)	—(2)	—(2)	—(2)
Total from Investment Operations	—	—	—	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—	—(2)	—(2)	—(2)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	—	—	—	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.02%	0.00%	0.00%	0.00%	0.00%
Net Assets, End of Period (in thousands)	$13,763	$185,252	$227,769	$226,888	$190,249
Average Net Assets for the Period (in thousands)	$56,389	$212,004	$216,721	$210,433	$178,310
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.68%	0.69%	0.68%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.56%	0.32%	0.13%	0.10%	0.17%
Ratio of Net Investment Income/(Loss)	0.01%	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

10	JUNE 30, 2017

Janus Henderson Money Market Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Money Market Fund (formerly named Janus Money Market Fund) (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares.

The Fund is classified as a “retail money market fund,” as such term is defined in or interpreted under the rules governing money market funds. A retail money market fund is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons, which means that the Fund’s Shares can only be held through individual investors. In order to make an initial investment in the Fund, the Fund requires that a shareholder provide certain information (e.g., Social Security number or government-issued identification) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons, such as business and limited liability company accounts, charitable or financial organizations, and corporate and S-Corp accounts, are not eligible to invest in the Fund, and will be involuntarily redeemed from the Fund after having been provided sufficient notice.

As a retail money market fund, the Fund may be subject to liquidity fees and/or redemption gates on fund redemptions if the Fund’s liquidity falls below required minimums because of market conditions or other factors. Liquidity fees and redemption gates are most likely to be imposed during times of extraordinary market stress. Pursuant to Rule 2a-7 under the 1940 Act, the Trustees are permitted to impose a liquidity fee on redemptions from the Fund (up to 2%) or a redemption gate to temporarily restrict redemptions from the Fund for up to 10 business days (in any 90-day period) in the event that the Fund’s weekly liquid assets fall below certain designated thresholds.

If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, the Trustees are permitted, but not required, to (i) impose a liquidity fee of no more than 2% of the amount redeemed and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund will impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Trustees determine that such a fee would not be in the best interests of the Fund or determines that a lower or higher fee (subject to the 2% limit) would be in the best interests of the Fund. A liquidity fee or redemption gate may be imposed as early as the same day that the Fund's weekly liquid assets fall below the 30% or 10% thresholds.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Janus Investment Fund	11

Janus Henderson Money Market Fund

Notes to Financial Statements

Liquidity

The Fund has adopted liquidity requirements (measured at the time of purchase) as noted:

The Fund will limit its investments in illiquid securities to 5% or less of its total assets.

Daily liquidity. The Fund will invest at least 10% of its total assets in “daily liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day, and/or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

Weekly liquidity. The Fund will invest at least 30% of its assets in “weekly liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

12	JUNE 30, 2017

Janus Henderson Money Market Fund

Notes to Financial Statements

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S.

Janus Investment Fund	13

Janus Henderson Money Market Fund

Notes to Financial Statements

Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s

14	JUNE 30, 2017

Janus Henderson Money Market Fund

Notes to Financial Statements

analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs & Co.	$100,000,000	$—	$(100,000,000)	$—
HSBC Securities (USA), Inc.	58,800,000	—	(58,800,000)	—

Total	$158,800,000	$—	$(158,800,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.20% of its average daily net assets.

Janus Capital has voluntarily agreed to waive one-half of the Fund’s investment advisory fee. Janus Capital may also voluntarily waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Investment Fund	15

Janus Henderson Money Market Fund

Notes to Financial Statements

Class D Shares and Class T Shares of the Fund compensate Janus Capital at an annual rate of 0.46% and 0.48%, respectively, of average daily net assets for providing certain administration services including, but not limited to, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. These amounts are disclosed as “Administration services fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2017.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2017, the Fund engaged in cross trades amounting to $76,185,000 in purchases.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ -	$ -	$ -	$ -	$ (12,352)	$ -

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Janus Henderson Money Market Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,388,270	$ -	$ -	$ -

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ -	$ -	$ (2,891)

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (3,209)	$ 3,209	$ -

5. Capital Share Transactions

	Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class D Shares:
Shares sold	441,769,832	$ 441,769,832	521,897,233	$521,897,233
Reinvested dividends and distributions	1,362,178	1,362,178	-	-
Shares repurchased	(508,646,191)	(508,646,191)	(514,054,986)	(514,054,986)
Net Increase/(Decrease)	(65,514,181)	$ (65,514,181)	7,842,247	$ 7,842,247
Class T Shares:
Shares sold	33,358,573	$ 33,358,573	85,861,731	$ 85,861,731
Reinvested dividends and distributions	3,697	3,697	-	-
Shares repurchased	(204,851,175)	(204,851,175)	(128,378,893)	(128,378,893)
Net Increase/(Decrease)	(171,488,905)	$(171,488,905)	(42,517,162)	$ (42,517,162)

6. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

Janus Investment Fund	17

Janus Henderson Money Market Fund

Notes to Financial Statements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement which took effect upon consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

18	JUNE 30, 2017

Janus Henderson Money Market Fund

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	19

Janus Henderson Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Henderson Money Market Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian, provide a reasonable basis for our opinion.

Denver, Colorado
August 15, 2017

20	JUNE 30, 2017

Janus Henderson Money Market Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

Janus Investment Fund	21

Janus Henderson Money Market Fund

Additional Information (unaudited)

nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

22	JUNE 30, 2017

Janus Henderson Money Market Fund

Additional Information (unaudited)

considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

Janus Investment Fund	23

Janus Henderson Money Market Fund

Additional Information (unaudited)

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

24	JUNE 30, 2017

Janus Henderson Money Market Fund

Additional Information (unaudited)

for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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Janus Henderson Money Market Fund

Additional Information (unaudited)

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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Janus Henderson Money Market Fund

Additional Information (unaudited)

had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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Janus Henderson Money Market Fund

Additional Information (unaudited)

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

Janus Investment Fund	29

Janus Henderson Money Market Fund

Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2017, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

30	JUNE 30, 2017

Janus Henderson Money Market Fund

Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

Janus Investment Fund	31

Janus Henderson Money Market Fund

Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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Additional Information (unaudited)

approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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Janus Henderson Money Market Fund

Additional Information (unaudited)

reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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Janus Henderson Money Market Fund

Additional Information (unaudited)

reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson Money Market Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

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Janus Henderson Money Market Fund

Useful Information About Your Fund Report (unaudited)

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	47

Janus Henderson Money Market Fund

Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
930,902,741.651	394,276,148.013	32,834,182.491	37,242,955.618	7,627,888.000	471,981,174.122

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
42.354	3.527	4.001	0.819	50.701	83.536	6.957	7.891	1.616	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
930,902,741.651	354,538,439.171	65,491,200.811	44,323,645.139	7,627,889.000	471,981,174.122

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
38.085	7.035	4.761	0.819	50.701	75.117	13.876	9.391	1.616	100.000

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Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); and Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

52	JUNE 30, 2017

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	53

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

54	JUNE 30, 2017

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	55

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Garrett Strum 151 Detroit Street Denver, CO 80206 DOB: 1981	Executive Vice President and Co-Portfolio Manager Janus Henderson Money Market Fund	7/17-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC

56	JUNE 30, 2017

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

(since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation (2012-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	57

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93027 08-17

ANNUAL REPORT June 30, 2017

Janus Henderson Multi-Sector Income Fund (formerly named Janus Multi-Sector Income Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Multi-Sector Income Fund

Janus Henderson Multi-Sector Income Fund (unaudited)

FUND SNAPSHOT

This dynamic, multi-sector income fund seeks high, consistent income with lower volatility than a dedicated high yield strategy. Our approach leverages a bottom-up, fundamentally driven process that focuses on identifying the best risk-adjusted opportunities across fixed income sectors.

John Kerschner co-portfolio manager	John Lloyd co-portfolio manager	Seth Meyer co-portfolio manager

PERFORMANCE OVERVIEW

During the one-year period ended June 30, 2017, Janus Henderson Multi-Sector Income Fund’s Class I Shares returned 7.06% compared with a -0.31% return for the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

MARKET ENVIRONMENT

Rates rallied through the first few days of the period as market participants digested the United Kingdom’s decision to exit the European Union. Accommodative monetary policy abroad also drove investors toward the relatively attractive yields on U.S. Treasurys, pushing the yield on the 10-year note to all-time lows. The “risk-off” mindset was, however, short-lived. Corporate credit spreads quickly resumed tightening and rates generally rose as market concerns ebbed. U.S. economic data was improving and signs of inflation emerged. The unexpected election of Donald Trump to the U.S. presidency kept corporate credit in favor, as investors expressed optimism over the new administration’s pro-growth, business-friendly platform. In December, the Federal Reserve (Fed) announced an increase to the target federal funds rate, its first of three during the period.

In the latter half of the period, Washington’s general lack of progress on reform initiatives caused investors to begin reassessing the prospect of reflation. Downward pressure on the price of crude oil amid a ramp-up in U.S. production created further uncertainty on the inflation front. Economic data also softened, with core inflation, for example, falling below the Fed’s 2% target. Intermediate and longer dated Treasurys rallied as investors expressed renewed concern over the economic outlook. Still, Fed Chairwoman Janet Yellen indicated that the economy was likely healthy enough to withstand additional interest rate increases. These comments, along with a stream of hawkish comments from other developed-world central bank leaders, caused rates to sell off near period end.

Despite these gyrations, rates rose across the U.S. Treasury curve over the course of the year. The yield on the 10-year note finished June at 2.30%, up from 1.47% a year prior. The yield on the 5-year note ended the period at 1.89%, up from 1.0%. Corporate credit registered strong gains, and both investment-grade and high-yield spreads tightened substantially.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the period. The Fund ended June with approximately 78% of assets allocated to “plus sectors.” This allocation includes high-yield corporate credit, commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and bank loans. These sectors support our goal of generating greater monthly income than the benchmark and all four contributed to outperformance. With high yield’s strong performance during the period, our out-of-index exposure to the asset class was the leading contributor to relative results. Spread carry, a measure of excess income generated by the Fund’s plus sector holdings, was also a strong contributor.

“Core sectors,” including Treasurys, investment-grade corporate credit and mortgage-backed securities (MBS), are utilized to dampen the volatility of our plus sector positioning. These sectors also contributed to outperformance during the period. Strong security selection in investment-grade corporate credit aided results. As corporate credit gained over the period, our underweight exposure in both MBS and Treasury securities also proved beneficial. Our cash position weighed on results. Cash is not used as a strategy within the Fund but is a residual of our bottom-up, fundamental investment process.

At the credit industry level, home construction, technology and gaming aided relative results. New and existing home sales were generally strong over the period, which bolstered our holdings in the home construction sector.

Janus Investment Fund	1

Janus Henderson Multi-Sector Income Fund (unaudited)

Security selection and our overweight allocation aided outperformance in technology. The consumer’s desire for experiences contributed to positive trends in the gaming sector, and our out-of-index exposure proved beneficial.

At the individual issuer level, an out-of-index position in exploration and production company Jones Energy was a top performer during the period. We continue to like the company’s asset portfolio and relatively liquid balance sheet. In our view, Jones is one of the best-in-class operators in the Eastern Anadarko Basin, and we believe the company is well positioned for long-term growth opportunities. We also appreciate management’s emphasis on a sound balance sheet.

Relative credit sector detractors included banking and electric utilities. Financials in general benefited from the prospect of a more relaxed U.S. regulatory environment under the Trump administration, and our underweight to banking weighed on relative results. Electric utilities detracted largely due to our yield curve positioning. Our generally shorter dated exposure did not perform as well as the longer dated positions in the index.

A position in Blackhawk Mining was the leading individual detractor from relative performance. The Appalachia coal miner encountered challenges in the latter half of the period, as its recently acquired mines have proven more costly and more time intensive to bring online than originally expected. We continue to hold the senior secured position as we believe these issues are transient and should dissipate in the coming months. In our view, an improved supply/demand backdrop for coal coupled with Blackhawk’s high-quality assets, many of which were acquired from distressed competitors, leave the company well positioned versus its competition.

Our position in SM Energy also weighed on relative results. The exploration and production company was caught up in the broad energy sell-off as oil prices declined in the second half of the period. We continue to hold our position as we believe SM Energy possesses high-quality assets and a capable management team.

PetSmart was another detractor. Increasing online competition coupled with broader risks in the retail industry led to weak performance in the pet supply company early on. Later in the period, spreads widened on PetSmart’s decision to purchase its online competitor, Chewy.com. We closed our position during the period.

DERIVATIVES USAGE

The Fund may use derivatives for various investment purposes, such as to manage or hedge portfolio risk, enhance return or manage duration. In particular, the Fund may use index credit default swaps, forward foreign currency exchange contracts and interest rate futures. Interest rate futures are utilized to efficiently express our view on the U.S. Treasury market. During the period, our use of derivatives contributed to relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

U.S. growth and inflation will likely remain subdued for the remainder of the year. We anticipate the long end of the Treasury curve will be generally range-bound as investors express concern around the U.S. economic outlook and amid a robust global demand for yield. Yields on the front end of the curve should continue to climb as the Fed looks to tighten. We are mindful that heightened rate volatility, over the Fed’s eagerness to normalize both interest rates and its balance sheet, could flow through to volatility in the high-yield space.

High-yield spreads continue to approach the tightest levels of the cycle, and we see limited potential for further spread tightening. While corporate fundamentals are decent, companies continue to face weak top-line growth, moderate wage pressures and climbing health care costs. Relief in the form of pro-business policies is still likely to come from the Trump administration, but any initiatives will likely be diluted and take much longer to implement versus original expectations. Without business-friendly initiatives from Washington, the sustainability of margins comes into question, in our view. If second quarter earnings are at or above consensus, further support for moderate spread tightening and a continued sideways grind in the credit markets are likely. However, a disappointing earnings season could result in the delay of business investment until 2018, potentially causing risk markets to pull back and corporate credit spreads to widen. Sustained weakness in the price of crude oil, particularly if it drops below $40 per barrel, could present further challenges for high yield.

Our analysts are focused on identifying high-quality business models in traditionally defensive, non-cyclical sectors. We continue to seek issuers with management teams dedicated to sound balance sheets and those with transformational balance sheet stories. In our view,

2	JUNE 30, 2017

Janus Henderson Multi-Sector Income Fund (unaudited)

security avoidance is equally as important as security selection, particularly as the end of the credit-cycle draws near. Our approach reflects our objective of delivering consistent income with lower volatility than a dedicated high-yield strategy.

Thank you for your investment in Janus Henderson Multi-Sector Income Fund.

Janus Investment Fund	3

Janus Henderson Multi-Sector Income Fund (unaudited)

Fund At A Glance

June 30, 2017

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	3.35%	3.47%
Class A Shares MOP	3.19%	3.30%
Class C Shares**	2.58%	2.70%
Class D Shares	3.47%	3.61%
Class I Shares	3.61%	3.73%
Class N Shares	3.64%	3.76%
Class S Shares	3.15%	3.27%
Class T Shares	3.41%	3.53%
Weighted Average Maturity		7.4 Years
Average Effective Duration***		3.5 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AA	7.5%
A	2.4%
BBB	17.8%
BB	18.3%
B	20.8%
CCC	8.6%
D	0.4%
Not Rated	18.5%
Other	5.7%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	45.0%
Asset-Backed/Commercial Mortgage-Backed Securities	24.5%
Bank Loans and Mezzanine Loans	15.8%
Investment Companies	9.1%
Mortgage-Backed Securities	6.1%
Foreign Government Bonds	1.6%
Common Stocks	0.4%
Other	(2.5)%
100.0%

4	JUNE 30, 2017

Janus Henderson Multi-Sector Income Fund (unaudited)

Performance

See important disclosures on the next page.

			Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2017			per the October 28, 2016 prospectuses
	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	6.78%	4.45%	1.52%	0.96%
Class A Shares at MOP	1.75%	2.93%
Class C Shares at NAV	6.11%	3.74%	2.27%	1.66%
Class C Shares at CDSC	5.11%	3.74%
Class D Shares(1)	7.06%	4.63%	1.41%	0.79%
Class I Shares	7.06%	4.75%	1.03%	0.65%
Class N Shares	7.21%	4.79%	1.28%	0.64%
Class S Shares	6.82%	4.40%	1.80%	1.14%
Class T Shares	6.97%	4.53%	1.55%	0.89%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.31%	2.80%
Morningstar Quartile - Class I Shares	2nd	1st
Morningstar Ranking - based on total returns for Multisector Bond Funds	120/334	33/259

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2017.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Janus Investment Fund	5

Janus Henderson Multi-Sector Income Fund (unaudited)

Performance

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 28, 2014

(1) Closed to certain new investors.

6	JUNE 30, 2017

Janus Henderson Multi-Sector Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Net Annualized Expense Ratio (1/1/17 - 6/30/17)
Class A Shares	$1,000.00	$1,035.10	$4.79	$1,000.00	$1,020.08	$4.76	0.95%
Class C Shares	$1,000.00	$1,032.30	$8.62	$1,000.00	$1,016.31	$8.55	1.71%
Class D Shares	$1,000.00	$1,037.00	$4.09	$1,000.00	$1,020.78	$4.06	0.81%
Class I Shares	$1,000.00	$1,036.50	$3.53	$1,000.00	$1,021.32	$3.51	0.70%
Class N Shares	$1,000.00	$1,037.70	$3.28	$1,000.00	$1,021.57	$3.26	0.65%
Class S Shares	$1,000.00	$1,035.90	$5.15	$1,000.00	$1,019.74	$5.11	1.02%
Class T Shares	$1,000.00	$1,036.50	$4.49	$1,000.00	$1,020.38	$4.46	0.89%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 24.5%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$65,000	$66,373
Apollo Aviation Securitization Equity Trust 2016-2, 5.9260%, 11/15/41	710,100	712,762
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	900,000	885,849
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
6.6589%, 12/15/31 (144A)‡	716,520	680,605
BBCCRE Trust 2015-GTP, 4.7147%, 8/10/33 (144A)‡	200,000	163,402
BHMS 2014-ATLS Mortgage Trust, 6.2460%, 7/5/33 (144A)‡	210,000	210,396
Castlelake Aircraft Securitization Trust 2016-1, 6.1500%, 8/15/41	903,882	885,804
CCRESG Commercial Mortgage Trust 2016-HEAT, 5.6712%, 4/10/29 (144A)‡	250,000	253,921
Coinstar Funding LLC Series 2017-1, 5.2160%, 4/25/47 (144A)	640,000	650,211
COMM 2007-C9 Mortgage Trust, 5.9911%, 12/10/49‡	150,000	149,886
Commonbond Student Loan Trust 2017-A-GS, 5.2800%, 5/25/41 (144A)	750,000	747,894
Conn Funding II LP, 5.1100%, 5/15/20 (144A)	1,000,000	1,003,883
Cosmopolitan Hotel Trust 2016-COSMO, 4.6590%, 11/15/33 (144A)‡	336,000	340,188
Cosmopolitan Hotel Trust 2016-COSMO, 5.8090%, 11/15/33 (144A)‡	372,000	377,937
CSMC 2017-HD Trust, 4.8089%, 2/15/31 (144A)‡	500,000	502,496
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	512,000	511,680
ECAF I Ltd, 4.9470%, 6/15/40 (144A)	492,253	484,869
Fannie Mae Connecticut Avenue Securities, 6.4661%, 10/25/23‡	130,762	153,667
Fannie Mae REMICS, 4.9339%, 12/25/42‡,¤	1,044,121	223,819
Freddie Mac Structured Agency Credit Risk Debt Notes, 5.9161%, 4/25/28‡	250,000	287,674
FREMF 2015-K720 Mortgage Trust, 3.5052%, 7/25/22 (144A)‡	260,000	237,464
GAHR Commercial Mortgage Trust 2015-NRF, 3.4949%, 12/15/34 (144A)‡	463,000	461,626
Government National Mortgage Association, 4.3378%, 1/20/44‡,¤	1,442,036	249,659
Government National Mortgage Association, 4.9783%, 10/16/55‡,¤	2,037,777	450,584
Government National Mortgage Association, 1.0461%, 5/16/58‡,¤	7,531,990	582,532
GS Mortgage Securities Trust 2014-GSFL, 7.1089%, 7/15/31 (144A)‡	273,000	273,150
GSCCRE Commercial Mortgage Trust 2015-HULA, 5.5271%, 8/15/32 (144A)‡	448,000	450,236
Icon Brand Holdings LLC, 4.2290%, 1/25/43 (144A)	1,469,248	1,384,903
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
0.7589%, 11/15/43 (144A)‡,¤	23,602,825	499,745
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
3.3920%, 11/15/43 (144A)	901,420	810,192
JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11,
7.6250%, 4/15/46 (144A)	383,188	382,382
JP Morgan Chase Commercial Mortgage Securities Trust 2014-DSTY,
3.9314%, 6/10/27 (144A)‡	750,000	703,327
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
5.6589%, 7/15/36 (144A)‡	1,120,000	1,131,170
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	778,000	755,898
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	247,000	245,338
LB-UBS Commercial Mortgage Trust 2007-C7, 6.4996%, 9/15/45‡	650,000	646,025
LB-UBS Commercial Mortgage Trust 2008-C1, 6.2962%, 4/15/41‡	654,000	648,157
Mach One 2004-1A ULC, 5.4500%, 5/28/40 (144A)‡	470,000	468,769
Merlin Aviation Holdings DAC, 4.5000%, 12/15/32 (144A)Ç	385,577	389,433
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21,
1.2881%, 3/15/48 (144A)‡,¤	7,216,925	471,181
Oportun Funding VI LLC, 3.9700%, 6/8/23 (144A)‡	600,000	599,342
Palisades Center Trust 2016-PLSD, 4.7370%, 4/13/33 (144A)	573,000	577,527
Prop 2017-1 Ltd, 9.5500%, 3/15/42Ç	475,000	474,934
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	162,000	165,232
Santander Drive Auto Receivables Trust 2015-5, 3.6500%, 12/15/21	237,000	242,229
Shenton Aircraft Investment I Ltd, 4.7500%, 10/15/42 (144A)	212,395	217,290
Starwood Retail Property Trust 2014-STAR, 4.3771%, 11/15/27 (144A)‡	770,000	741,119
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	126,048	128,860
Tricon American Homes 2016-SFR1 Trust, 4.8780%, 11/17/33 (144A)	700,000	717,175
VB-S1 Issuer LLC, 6.9010%, 6/15/46 (144A)	500,000	517,023

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2017

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	$669,253	$677,820
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4830%, 12/15/43‡	982,043	972,310
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.5130%, 12/15/43‡	1,403,603	1,354,644
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 6.1256%, 4/15/47‡	275,000	279,015
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 6.1856%, 4/15/47‡	500,000	489,840
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.2709%, 5/15/46‡	32,916	32,940
Wells Fargo Commercial Mortgage Trust 2015-LC22, 1.3362%, 9/15/58 (144A)‡,¤	10,178,751	805,923
Wells Fargo Commercial Mortgage Trust 2015-LC22, 1.3362%, 9/15/58 (144A)‡,¤	4,016,534	293,931
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $29,812,637)		29,822,241
Bank Loans and Mezzanine Loans – 15.8%
Asset-Backed Securities – 0.7%
Cosmo Junior Mezz Note A4, 9.5900%, 11/9/19‡	897,000	897,000
Basic Industry – 2.2%
Ashland LLC, 3.2076%, 5/17/24‡	93,000	93,291
Axalta Coating Systems US Holdings Inc, 0%, 6/1/24(a),‡	1,027,000	1,029,465
Blackhawk Mining LLC, 10.7100%, 2/17/22‡	1,224,324	1,043,736
New Arclin US Holding Corp, 10.1699%, 2/14/25‡	500,000	507,500
		2,673,992
Capital Goods – 2.8%
Anchor Glass Container Corp, 8.8103%, 12/7/24‡	500,000	507,500
Avolon TLB Borrower 1 US LLC, 3.9622%, 3/21/22‡	89,000	89,521
Consolidated Container Co LLC, 4.7261%, 5/22/24‡	380,000	381,505
NCI Building Systems Inc, 4.0603%, 6/24/22‡	830,000	833,370
Ozark Holdings Inc, 0%, 7/3/23(a),‡	507,000	510,802
Reynolds Group Holdings Inc, 4.2261%, 2/5/23‡	1,122,180	1,123,000
		3,445,698
Communications – 3.1%
Altice US Finance I Corp, 3.4661%, 7/28/25‡	718,200	711,018
Cable One Inc, 3.4300%, 5/1/24‡	1,000,000	1,002,500
Charter Communications Operating LLC, 3.4761%, 1/15/24‡	1,334,402	1,338,659
Mission Broadcasting Inc, 4.2459%, 1/17/24‡	47,919	47,996
Nexstar Broadcasting Inc, 4.2383%, 1/17/24‡	484,969	485,750
Zayo Group LLC, 3.2156%, 1/19/21‡	58,853	58,935
Zayo Group LLC, 3.7156%, 1/19/24‡	105,814	105,859
		3,750,717
Consumer Cyclical – 3.1%
Casablanca US Holdings Inc, 10.1468%, 3/31/25‡	783,000	783,000
CH Hold Corp, 8.4761%, 2/3/25‡	1,000,000	1,023,750
Delta 2 Lux Sarl, 0%, 2/1/24(a),‡	900,000	900,189
Hudson's Bay Co, 4.5464%, 9/30/22‡	315,744	297,905
KFC Holding Co, 3.2094%, 6/16/23‡	448,875	450,109
Las Vegas Sands LLC, 3.0500%, 3/29/24‡	293,210	293,542
		3,748,495
Consumer Non-Cyclical – 2.0%
Moran Foods LLC, 7.2261%, 12/5/23‡	751,225	739,018
NVA Holdings Inc/United States, - Delayed Draw, 3.5000%, 8/14/21(a),‡	375,000	376,717
NVA Holdings Inc/United States, 4.6468%, 8/14/21‡	375,000	376,717
Pharmaceutical Product Development LLC, 3.7938%, 8/18/22‡	498,728	498,818
Post Holdings Inc, 0%, 5/24/24(a),‡	65,000	65,046
Serta Simmons Bedding LLC, 9.1793%, 11/8/24‡	380,000	378,260
		2,434,576
Energy – 0.1%
Chesapeake Energy Corp, 8.6864%, 8/23/21‡	124,000	131,006
Chief Exploration & Development LLC, 7.9324%, 5/16/21‡	10,000	9,613
		140,619

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – (continued)
Finance Companies – 0.1%
RPI Finance Trust, 3.2964%, 3/27/23‡	$176,090	$176,613
Insurance – 0.7%
MPH Acquisition Holdings LLC, 4.2964%, 6/7/23‡	797,472	796,850
Real Estate Investment Trusts (REITs) – 0%
DTZ US Borrower LLC, 9.4218%, 11/4/22‡	20,511	20,442
Technology – 1.0%
Almonde Inc, 0%, 6/13/24(a),‡	480,000	488,227
Inmar Inc, 9.1696%, 4/25/25‡	325,000	320,937
Sensata Technologies BV, 3.3771%, 10/14/21‡	374,820	377,118
		1,186,282
Total Bank Loans and Mezzanine Loans (cost $19,325,041)		19,271,284
Corporate Bonds – 45.0%
Banking – 0.7%
Ally Financial Inc, 8.0000%, 12/31/18	420,000	453,075
JPMorgan Chase & Co, 5.3000%µ	283,000	294,674
Morgan Stanley, 5.5500%µ	37,000	38,656
		786,405
Basic Industry – 6.3%
Aleris International Inc, 9.5000%, 4/1/21 (144A)	467,000	480,211
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp,
7.5000%, 5/1/25 (144A)	537,000	564,521
Anglo American Capital PLC, 4.1250%, 4/15/21 (144A)	430,000	441,825
Anglo American Capital PLC, 3.7500%, 4/10/22 (144A)	264,000	265,320
Anglo American Capital PLC, 4.7500%, 4/10/27 (144A)	245,000	251,689
ArcelorMittal, 7.5000%, 10/15/39	454,000	509,047
CF Industries Inc, 6.8750%, 5/1/18	430,000	446,662
Cliffs Natural Resources Inc, 8.2500%, 3/31/20 (144A)	811,000	883,990
FMG Resources August 2006 Pty Ltd, 4.7500%, 5/15/22 (144A)	185,000	185,694
FMG Resources August 2006 Pty Ltd, 5.1250%, 5/15/24 (144A)	185,000	185,000
IAMGOLD Corp, 7.0000%, 4/15/25 (144A)	515,000	530,450
Kinross Gold Corp, 4.5000%, 7/15/27 (144A)	1,200,000	1,197,000
Platform Specialty Products Corp, 10.3750%, 5/1/21 (144A)	433,000	479,006
Taseko Mines Ltd, 7.7500%, 4/15/19	800,000	801,200
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	417,000	481,635
		7,703,250
Brokerage – 1.4%
CBOE Holdings Inc, 3.6500%, 1/12/27	548,000	552,773
Charles Schwab Corp, 7.0000%µ	105,000	121,013
E*TRADE Financial Corp, 4.6250%, 9/15/23	383,000	398,320
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	48,000	46,652
Raymond James Financial Inc, 3.6250%, 9/15/26	37,000	37,037
Raymond James Financial Inc, 4.9500%, 7/15/46	287,000	311,894
Scottrade Financial Services Inc, 6.1250%, 7/11/21 (144A)	161,000	182,808
		1,650,497
Capital Goods – 4.8%
Arconic Inc, 5.9500%, 2/1/37	560,000	564,200
Beacon Roofing Supply Inc, 6.3750%, 10/1/23	3,000	3,225
Brundage-Bone Concrete Pumping Inc, 10.3750%, 9/1/21 (144A)	100,000	105,000
General Electric Co, 6.3750%, 11/15/67†,‡	1,131,000	1,142,310
General Electric Co, 5.0000%µ	123,000	130,552
HD Supply Inc, 5.2500%, 12/15/21 (144A)	450,000	472,219
Masco Corp, 6.5000%, 8/15/32	32,000	39,152
NCI Building Systems Inc, 8.2500%, 1/15/23 (144A)†	847,000	915,819
Summit Materials LLC / Summit Materials Finance Corp, 8.5000%, 4/15/22	785,000	887,050
Tennant Co, 5.6250%, 5/1/25 (144A)	490,000	514,500
Vulcan Materials Co, 7.5000%, 6/15/21	11,000	12,981
Vulcan Materials Co, 7.1500%, 11/30/37	521,000	684,633

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2017

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Zekelman Industries Inc, 9.8750%, 6/15/23 (144A)	$321,000		$360,724
			5,832,365
Communications – 4.6%
Altice Finco SA, 7.6250%, 2/15/25 (144A)	757,000		808,097
Belo Corp, 7.2500%, 9/15/27	32,000		34,720
Block Communications Inc, 6.8750%, 2/15/25 (144A)	421,000		451,522
Cequel Communications Holdings I LLC / Cequel Capital Corp,
6.3750%, 9/15/20 (144A)	471,000		480,420
Cox Communications Inc, 3.3500%, 9/15/26 (144A)	130,000		127,666
Frontier Communications Corp, 8.1250%, 10/1/18	453,000		478,481
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 7.8750%, 5/15/24 (144A)	352,000		340,560
Pearson Funding Four PLC, 3.7500%, 5/8/22 (144A)	865,000		868,473
Salem Media Group Inc, 6.7500%, 6/1/24 (144A)	348,000		355,830
Sirius XM Radio Inc, 5.0000%, 8/1/27 (144A)	639,000		643,792
UBM PLC, 5.7500%, 11/3/20 (144A)†	963,000		1,013,691
			5,603,252
Consumer Cyclical – 8.3%
American Tire Distributors Inc, 10.2500%, 3/1/22 (144A)	220,000		227,700
Ashton Woods USA LLC / Ashton Woods Finance Co, 6.8750%, 2/15/21 (144A)	363,000		370,260
Brinker International Inc, 5.0000%, 10/1/24 (144A)	525,000		522,375
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 8.0000%, 10/1/20	206,000		212,180
CCM Merger Inc, 6.0000%, 3/15/22 (144A)	200,000		205,000
Century Communities Inc, 6.8750%, 5/15/22	298,000		312,900
CPUK Finance Ltd, 4.2500%, 8/28/22 (144A)	218,000	GBP	285,537
Crescent Communities LLC/Crescent Ventures Inc, 8.8750%, 10/15/21 (144A)	204,000		214,200
FirstCash Inc, 5.3750%, 6/1/24 (144A)	305,000		318,344
General Motors Co, 4.8750%, 10/2/23	55,000		58,934
Hunt Cos Inc, 9.6250%, 3/1/21 (144A)†	1,114,000		1,175,270
Jacobs Entertainment Inc, 7.8750%, 2/1/24 (144A)	430,000		466,550
JC Penney Corp Inc, 8.1250%, 10/1/19	133,000		145,303
M/I Homes Inc, 6.7500%, 1/15/21	695,000		728,012
MDC Holdings Inc, 6.0000%, 1/15/43	65,000		60,450
Men's Wearhouse Inc, 7.0000%, 7/1/22	348,000		304,500
Meritage Homes Corp, 4.5000%, 3/1/18	275,000		277,063
Meritage Homes Corp, 7.1500%, 4/15/20	544,000		601,120
Mohegan Tribal Gaming Authority, 7.8750%, 10/15/24 (144A)	524,000		544,960
Murphy Oil USA Inc, 5.6250%, 5/1/27	103,000		107,120
New Home Co Inc, 7.2500%, 4/1/22 (144A)	312,000		322,920
PF Chang's China Bistro Inc, 10.2500%, 6/30/20 (144A)	746,000		759,055
PulteGroup Inc, 7.8750%, 6/15/32	100,000		116,500
Rite Aid Corp, 6.1250%, 4/1/23 (144A)	648,000		637,470
WCI Communities Inc, 6.8750%, 8/15/21	658,000		684,774
Weekley Homes LLC / Weekley Finance Corp, 6.0000%, 2/1/23	475,000		461,937
			10,120,434
Consumer Non-Cyclical – 8.9%
Air Medical Group Holdings Inc, 6.3750%, 5/15/23 (144A)	742,000		703,045
Anheuser-Busch InBev Finance Inc, 4.7000%, 2/1/36	258,000		285,026
Becton Dickinson and Co, 2.2525%, 6/6/22‡	607,000		608,383
Becton Dickinson and Co, 3.3630%, 6/6/24	425,000		425,823
CHS/Community Health Systems Inc, 6.2500%, 3/31/23	374,000		386,099
Dole Food Co Inc, 7.2500%, 6/15/25 (144A)	701,000		729,040
Eagle Holding Co II LLC, 7.6250%, 5/15/22 (144A)	265,000		272,619
HCA Inc, 5.3750%, 2/1/25	331,000		349,139
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	328,000		327,836
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	54,000		53,973
JBS USA LUX SA / JBS USA Finance Inc, 5.7500%, 6/15/25 (144A)	300,000		282,000
Mallinckrodt International Finance SA, 3.5000%, 4/15/18	766,000		766,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
MEDNAX Inc, 5.2500%, 12/1/23 (144A)	$478,000	$492,340
Molson Coors Brewing Co, 3.0000%, 7/15/26	168,000	161,607
Newell Brands Inc, 5.0000%, 11/15/23	245,000	262,160
Simmons Foods Inc, 7.8750%, 10/1/21 (144A)	772,000	820,250
SUPERVALU Inc, 7.7500%, 11/15/22	242,000	235,345
Tenet Healthcare Corp, 4.7456%, 6/15/20‡	565,000	570,650
Tenet Healthcare Corp, 7.5000%, 1/1/22 (144A)	58,000	62,918
THC Escrow Corp III, 5.1250%, 5/1/25 (144A)	642,000	644,407
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	289,000	298,754
Universal Health Services Inc, 5.0000%, 6/1/26 (144A)	476,000	493,850
Universal Hospital Services Inc, 7.6250%, 8/15/20	773,000	785,561
Valeant Pharmaceuticals International, 7.2500%, 7/15/22 (144A)	717,000	673,980
Valeant Pharmaceuticals International Inc, 6.7500%, 8/15/18 (144A)	175,000	175,656
		10,866,461
Electric – 0.5%
Calpine Corp, 5.3750%, 1/15/23#	562,000	547,950
Energy – 5.4%
Chesapeake Energy Corp, 5.5000%, 9/15/26 (144A)	82,000	76,670
Diamond Offshore Drilling Inc, 5.8750%, 5/1/19	450,000	462,375
Endeavor Energy Resources LP / EER Finance Inc, 7.0000%, 8/15/21 (144A)	418,000	432,630
Endeavor Energy Resources LP / EER Finance Inc, 8.1250%, 9/15/23 (144A)	32,000	33,800
Great Western Petroleum LLC / Great Western Finance Corp,
9.0000%, 9/30/21 (144A)	702,000	693,225
Helmerich & Payne International Drilling Co, 4.6500%, 3/15/25	53,000	55,582
Jones Energy Holdings LLC / Jones Energy Finance Corp, 6.7500%, 4/1/22	406,000	286,230
Kinder Morgan Inc/DE, 7.7500%, 1/15/32	431,000	541,999
NGL Energy Partners LP / NGL Energy Finance Corp, 7.5000%, 11/1/23 (144A)†	886,000	873,817
NGL Energy Partners LP / NGL Energy Finance Corp, 6.1250%, 3/1/25 (144A)	361,000	330,315
Noble Holding US LLC/Noble Drilling Services 6 LLC / Noble Drilling Holding LLC,
7.5000%, 3/15/19	324,000	324,810
Oceaneering International Inc, 4.6500%, 11/15/24	563,000	555,276
Rowan Cos Inc, 7.8750%, 8/1/19	159,000	166,553
Sabine Pass Liquefaction LLC, 5.8750%, 6/30/26	537,000	601,009
SESI LLC, 6.3750%, 5/1/19	192,000	190,080
SESI LLC, 7.1250%, 12/15/21	273,000	260,033
SM Energy Co, 6.5000%, 11/15/21	420,000	408,450
SM Energy Co, 6.5000%, 1/1/23	263,000	250,508
		6,543,362
Finance Companies – 0%
Quicken Loans Inc, 5.7500%, 5/1/25 (144A)	46,000	47,495
Industrial – 0.5%
Great Lakes Dredge & Dock Corp, 8.0000%, 5/15/22 (144A)	467,000	475,756
Greystar Real Estate Partners LLC, 8.2500%, 12/1/22 (144A)	59,000	63,573
		539,329
Insurance – 0.8%
Centene Corp, 4.7500%, 1/15/25	475,000	488,062
Molina Healthcare Inc, 4.8750%, 6/15/25 (144A)	425,000	428,187
		916,249
Real Estate Investment Trusts (REITs) – 0.1%
CyrusOne LP / CyrusOne Finance Corp, 5.3750%, 3/15/27 (144A)	148,000	154,105
Technology – 2.0%
Alliance Data Systems Corp, 5.2500%, 12/1/17 (144A)	584,000	588,380
Alliance Data Systems Corp, 5.8750%, 11/1/21 (144A)	333,000	344,655
Blackboard Inc, 9.7500%, 10/15/21 (144A)	536,000	503,840
Brocade Communications Systems Inc, 4.6250%, 1/15/23	574,000	590,502
Donnelley Financial Solutions Inc, 8.2500%, 10/15/24	359,000	380,540
Trimble Inc, 4.7500%, 12/1/24	69,000	73,685
		2,481,602

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2017

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Transportation – 0.7%
Florida East Coast Holdings Corp, 6.7500%, 5/1/19 (144A)	$137,000	$140,480
Florida East Coast Holdings Corp, 9.7500%, 5/1/20 (144A)	258,000	277,028
Watco Cos LLC / Watco Finance Corp, 6.3750%, 4/1/23 (144A)	450,000	469,125
		886,633
Total Corporate Bonds (cost $53,990,997)		54,679,389
Foreign Government Bonds – 1.6%
Argentina Treasury Bill, 0%, 7/17/17◊	880,000	872,087
Provincia de Cordoba, 7.1250%, 8/1/27 (144A)	1,129,000	1,128,898
Total Foreign Government Bonds (cost $2,007,782)		2,000,985
Mortgage-Backed Securities – 6.1%
Fannie Mae Pool:
6.5000%, 11/1/26	233,442	259,756
7.5000%, 7/1/28	168,754	188,804
6.5000%, 12/1/28	77,095	87,604
6.5000%, 5/1/29	98,118	111,860
6.5000%, 9/1/33	91,311	103,949
6.5000%, 3/1/35	65,708	74,760
6.5000%, 12/1/35	91,815	104,953
5.5000%, 10/1/41	87,698	98,864
4.0000%, 3/1/44	201,599	213,622
4.0000%, 7/1/44	66,011	70,482
4.0000%, 8/1/44	42,068	44,920
3.5000%, 2/1/45	57,499	59,336
4.5000%, 5/1/45	199,518	218,602
4.5000%, 10/1/45	216,685	237,424
3.5000%, 12/1/45	56,496	58,395
3.5000%, 1/1/46	967,123	999,817
4.5000%, 2/1/46	170,972	187,337
4.5000%, 2/1/46	72,160	78,881
4.5000%, 11/1/46	46,924	51,313
4.5000%, 4/1/47	1,079,809	1,180,822
		4,431,501
Freddie Mac Gold Pool:
5.0000%, 3/1/42	57,522	63,699
3.5000%, 2/1/44	21,440	22,097
4.0000%, 4/1/45	107,680	114,184
4.5000%, 2/1/46	713,137	780,891
		980,871
Ginnie Mae I Pool:
7.5000%, 6/15/32	184,853	224,683
6.0000%, 1/15/34	143,716	168,983
6.0000%, 7/15/34	566,958	645,702
4.5000%, 5/15/41	75,684	84,855
4.0000%, 8/15/45	707,438	756,419
		1,880,642
Ginnie Mae II Pool:
4.0000%, 10/20/45	79,876	85,322
Total Mortgage-Backed Securities (cost $7,414,646)		7,378,336
Common Stocks – 0.4%
Industrial Conglomerates – 0.2%
General Electric Co	.6,284	169,731
Professional Services – 0.2%
Nielsen Holdings PLC	6,616	255,775
Specialty Retail – 0%
Quiksilver Inc Bankruptcy Equity Certificate (144A)*,§	542	9,057
Total Common Stocks (cost $451,800)		434,563

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Investment Companies – 9.1%
Investments Purchased with Cash Collateral from Securities Lending – 0.4%
Janus Cash Collateral Fund LLC, 0.8560%ºº,£	.422,053	$422,053
Money Markets – 8.7%
Janus Cash Liquidity Fund LLC, 0.9803%ºº,£	10,604,010	10,604,010
Total Investment Companies (cost $11,026,063)		11,026,063
Total Investments (total cost $124,028,966) – 102.5%		124,612,861
Liabilities, net of Cash, Receivables and Other Assets – (2.5)%		(3,069,326)
Net Assets – 100%		$121,543,535

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$111,848,609	89.8%
United Kingdom	4,026,724	3.2
Canada	3,308,190	2.6
Argentina	2,000,985	1.6
Luxembourg	1,317,144	1.1
Brazil	663,809	0.5
Ireland	574,390	0.5
Australia	370,694	0.3
Belgium	285,026	0.2
Cayman Islands	217,290	0.2

Total	$124,612,861	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Citibank NA:
British Pound	8/2/17	3,000	$3,911	$(86)
HSBC Securities (USA), Inc.:
British Pound	8/3/17	218,000	284,195	(6,038)
Total			$288,106	$(6,124)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2017

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2017

Schedule of Futures
Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
Ultra 10-Year US Treasury Note	2	9/17	$(3,625)	$(750)
Ultra Long Term US Treasury Bond	27	9/17	67,309	(18,562)
US Treasury Long Bond	3	9/17	3,136	(1,688)
			66,820	(21,000)
Futures Sold:
10-Year US Treasury Note	(12)	9/17	$13,312	$3,375
2-Year US Treasury Note	(7)	9/17	2,078	656
5-Year US Treasury Note	(13)	9/17	6,095	2,235
			21,485	6,266
Total			$88,305	$(14,734)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2017 is $52,861,794, which represents 43.5% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2017, is $4,670,571.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of June 30, 2017.

ºº	Rate shown is the 7-day yield as of June 30, 2017.

#	Loaned security; a portion of the security is on loan at June 30, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2017. Unless otherwise indicated, all information in the table is for the year ended June 30, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 6/30/17	Gain/(Loss)	Income	at 6/30/17

Janus Cash Collateral Fund LLC	—	5,840,895	(5,418,842)	422,053	$—	$3,308(1)	$422,053
Janus Cash Liquidity Fund LLC	3,825,092	104,313,918	(97,535,000)	10,604,010	—	30,112	10,604,010

Total					$—	$33,420	$11,026,063
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

16	JUNE 30, 2017

Janus Henderson Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2017)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Quiksilver Inc Bankruptcy Equity Certificate	5/27/16	$10,390	$9,057	0.0%

The Fund has registration rights for certain restricted securities held as of June 30, 2017. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$29,822,241	$-
Bank Loans and Mezzanine Loans	-	19,271,284	-
Corporate Bonds	-	54,679,389	-
Foreign Government Bonds	-	2,000,985	-
Mortgage-Backed Securities	-	7,378,336	-
Common Stocks
Specialty Retail	-	-	9,057
All Other	425,506	-	-
Investment Companies	-	11,026,063	-
Total Investments in Securities	$425,506	$124,178,298	$9,057
Other Financial Instruments(a):
Variation Margin Receivable	6,266	-	-
Total Assets	$431,772	$124,178,298	$9,057
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$6,124	$-
Variation Margin Payable	21,000	-	-
Total Liabilities	$21,000	$6,124	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	17

Janus Henderson Multi-Sector Income Fund

Statement of Assets and Liabilities

June 30, 2017

Assets:
Investments, at cost	$124,028,966
Unaffiliated investments, at value(1)	113,586,798
Affiliated investments, at value	11,026,063
Cash	1,548,822
Restricted cash (Note 1)	220,000
Variation margin receivable	6,266
Non-interested Trustees' deferred compensation	2,153
Receivables:
Investments sold	3,109,814
Interest	1,080,195
Fund shares sold	231,060
Dividends from affiliates	7,153
Dividends	1,508
Other assets	88
Total Assets	130,819,920
Liabilities:
Collateral for securities loaned (Note 3)	422,053
Forward currency contracts	6,124
Variation margin payable	21,000
Payables:	—
Investments purchased	8,420,257
Fund shares repurchased	270,977
Advisory fees	52,011
Professional fees	41,789
Transfer agent fees and expenses	11,860
Dividends	8,387
12b-1 Distribution and shareholder servicing fees	7,823
Non-interested Trustees' deferred compensation fees	2,153
Fund administration fees	1,036
Non-interested Trustees' fees and expenses	508
Custodian fees	294
Accrued expenses and other payables	10,113
Total Liabilities	9,276,385
Net Assets	$121,543,535

See Notes to Financial Statements.

18	JUNE 30, 2017

Janus Henderson Multi-Sector Income Fund

Statement of Assets and Liabilities

June 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$120,473,975
Undistributed net investment income/(loss)	(3,888)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	407,372
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	666,076
Total Net Assets	$121,543,535
Net Assets - Class A Shares	$8,411,830
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	855,483
Net Asset Value Per Share(2)	$9.83
Maximum Offering Price Per Share(3)	$10.32
Net Assets - Class C Shares	$5,056,312
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	514,040
Net Asset Value Per Share(2)	$9.84
Net Assets - Class D Shares	$24,574,813
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,498,347
Net Asset Value Per Share	$9.84
Net Assets - Class I Shares	$63,715,645
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,479,984
Net Asset Value Per Share	$9.83
Net Assets - Class N Shares	$1,553,206
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	157,905
Net Asset Value Per Share	$9.84
Net Assets - Class S Shares	$1,114,811
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	113,336
Net Asset Value Per Share	$9.84
Net Assets - Class T Shares	$17,116,918
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,740,863
Net Asset Value Per Share	$9.83

(1) Includes $418,742 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Multi-Sector Income Fund

Statement of Operations

For the year ended June 30, 2017

Investment Income:
Interest	$4,603,137
Dividends from affiliates	30,112
Dividends	19,934
Affiliated securities lending income, net	3,308
Other income	166,059
Total Investment Income	4,822,550
Expenses:
Advisory fees	514,529
12b-1Distribution and shareholder servicing fees:
Class A Shares	25,749
Class C Shares	45,627
Class S Shares	4,265
Transfer agent administrative fees and expenses:
Class D Shares	20,521
Class S Shares	4,265
Class T Shares	25,921
Transfer agent networking and omnibus fees:
Class A Shares	4,619
Class C Shares	1,764
Class I Shares	13,028
Other transfer agent fees and expenses:
Class A Shares	1,220
Class C Shares	604
Class D Shares	4,385
Class I Shares	2,027
Class N Shares	93
Class S Shares	28
Class T Shares	162
Registration fees	105,285
Accounting systems fee	60,391
Professional fees	58,974
Fund administration fees	7,988
Shareholder reports expense	6,813
Custodian fees	6,131
Non-interested Trustees’ fees and expenses	2,266
Other expenses	6,984
Total Expenses	923,639
Less: Excess Expense Reimbursement	(218,765)
Net Expenses	704,874
Net Investment Income/(Loss)	4,117,676
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	1,599,364
Futures contracts	17,002
Total Net Realized Gain/(Loss) on Investments	1,616,366
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(168,047)
Futures contracts	88,305
Total Change in Unrealized Net Appreciation/Depreciation	(79,742)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,654,300

See Notes to Financial Statements.

20	JUNE 30, 2017

Janus Henderson Multi-Sector Income Fund

Statements of Changes in Net Assets

	Year ended June 30, 2017	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$4,117,676	$1,662,610
Net realized gain/(loss) on investments	1,616,366	(243,529)
Change in unrealized net appreciation/depreciation	(79,742)	966,480
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,654,300	2,385,561
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(534,715)	(250,742)
Class C Shares	(206,289)	(105,023)
Class D Shares	(917,935)	(389,989)
Class I Shares	(2,150,633)	(310,863)
Class N Shares	(135,378)	(107,500)
Class S Shares	(87,245)	(79,256)
Class T Shares	(553,166)	(471,779)
Total Dividends from Net Investment Income	(4,585,361)	(1,715,152)
Return of Capital on Dividends from Net Investment Income
Class A Shares	—	(3,651)
Class C Shares	—	(1,529)
Class D Shares	—	(5,679)
Class I Shares	—	(4,527)
Class N Shares	—	(1,565)
Class S Shares	—	(1,154)
Class T Shares	—	(6,872)
Total Return of Capital on Dividends from Net Investment Income	—	(24,977)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(21,888)	—
Class C Shares	(9,050)	—
Class D Shares	(30,387)	—
Class I Shares	(67,967)	—
Class N Shares	(4,701)	—
Class S Shares	(3,588)	—
Class T Shares	(21,524)	—
Total Distributions from Net Realized Gain from Investment Transactions	(159,105)	—
Net Decrease from Dividends and Distributions to Shareholders	(4,744,466)	(1,740,129)
Capital Share Transactions:
Class A Shares	(1,962,471)	7,874,068
Class C Shares	1,155,323	1,886,137
Class D Shares	12,994,375	6,236,528
Class I Shares	34,100,144	27,033,819
Class N Shares	(1,179,784)	681,619
Class S Shares	(817,692)	120,933
Class T Shares	10,368,557	2,064,912
Net Increase/(Decrease) from Capital Share Transactions	54,658,452	45,898,016
Net Increase/(Decrease) in Net Assets	55,568,286	46,543,448
Net Assets:
Beginning of period	65,975,249	19,431,801
End of period	$121,543,535	$65,975,249

Undistributed Net Investment Income/(Loss)	$(3,888)	$(2,083)

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class A Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015		2014(1)
Net Asset Value, Beginning of Period	$9.72	$9.84	$10.14		$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.45	0.39	0.41		0.13
Net realized and unrealized gain/(loss)	0.19	(0.09)(3)	(0.19)		0.14
Total from Investment Operations	0.64	0.30	0.22		0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.41)	(0.48)		(0.13)
Distributions (from capital gains)	(0.02)	—	(0.04)		—
Return of capital	—	(0.01)	—		—
Total Dividends and Distributions	(0.53)	(0.42)	(0.52)		(0.13)
Net Asset Value, End of Period	$9.83	$9.72	$9.84		$10.14
Total Return*	6.78%	3.14%	2.19%		2.73%
Net Assets, End of Period (in thousands)	$8,412	$10,240	$2,222		$1,762
Average Net Assets for the Period (in thousands)	$10,263	$5,892	$1,977		$1,676
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%	1.52%	2.29%		6.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	1.00%	0.99%		1.00%
Ratio of Net Investment Income/(Loss)	4.60%	4.12%	4.16%		3.89%
Portfolio Turnover Rate	139%	76%	132%		74%
				1

Class C Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.72	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.38	0.33	0.34	0.11
Net realized and unrealized gain/(loss)	0.20	(0.10)(3)	(0.20)	0.14
Total from Investment Operations	0.58	0.23	0.14	0.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.34)	(0.40)	(0.11)
Distributions (from capital gains)	(0.02)	—	(0.04)	—
Return of capital	—	(0.01)	—	—
Total Dividends and Distributions	(0.46)	(0.35)	(0.44)	(0.11)
Net Asset Value, End of Period	$9.84	$9.72	$9.84	$10.14
Total Return*	6.11%	2.46%	1.44%	2.48%
Net Assets, End of Period (in thousands)	$5,056	$3,844	$1,972	$1,798
Average Net Assets for the Period (in thousands)	$4,598	$2,921	$1,879	$1,685
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.94%	2.26%	3.04%	6.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.69%	1.69%	1.74%	1.75%
Ratio of Net Investment Income/(Loss)	3.93%	3.46%	3.40%	3.14%
Portfolio Turnover Rate	139%	76%	132%	74%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from February 28, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund's securities for the year or period due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's securities.

See Notes to Financial Statements.

22	JUNE 30, 2017

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class D Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.72	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.48	0.42	0.43	0.13
Net realized and unrealized gain/(loss)	0.19	(0.10)(3)	(0.20)	0.14
Total from Investment Operations	0.67	0.32	0.23	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.53)	(0.43)	(0.49)	(0.13)
Distributions (from capital gains)	(0.02)	—	(0.04)	—
Return of capital	—	(0.01)	—	—
Total Dividends and Distributions	(0.55)	(0.44)	(0.53)	(0.13)
Net Asset Value, End of Period	$9.84	$9.72	$9.84	$10.14
Total Return*	7.06%	3.34%	2.32%	2.72%
Net Assets, End of Period (in thousands)	$24,575	$11,396	$5,208	$2,690
Average Net Assets for the Period (in thousands)	$16,919	$8,733	$3,998	$2,204
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	1.41%	2.22%	6.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.81%	0.87%	1.03%
Ratio of Net Investment Income/(Loss)	4.89%	4.34%	4.30%	3.90%
Portfolio Turnover Rate	139%	76%	132%	74%

Class I Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.72	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.49	0.41	0.44	0.14
Net realized and unrealized gain/(loss)	0.18	(0.08)(3)	(0.20)	0.14
Total from Investment Operations	0.67	0.33	0.24	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.54)	(0.44)	(0.50)	(0.14)
Distributions (from capital gains)	(0.02)	—	(0.04)	—
Return of capital	—	(0.01)	—	—
Total Dividends and Distributions	(0.56)	(0.45)	(0.54)	(0.14)
Net Asset Value, End of Period	$9.83	$9.72	$9.84	$10.14
Total Return*	7.06%	3.48%	2.47%	2.81%
Net Assets, End of Period (in thousands)	$63,716	$29,216	$1,805	$1,763
Average Net Assets for the Period (in thousands)	$38,892	$6,816	$1,777	$1,677
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	1.03%	2.02%	5.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.68%	0.72%	0.74%
Ratio of Net Investment Income/(Loss)	5.00%	4.40%	4.41%	4.15%
Portfolio Turnover Rate	139%	76%	132%	74%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from February 28, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class N Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.72	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.48	0.43	0.44	0.14
Net realized and unrealized gain/(loss)	0.20	(0.10)(3)	(0.20)	0.14
Total from Investment Operations	0.68	0.33	0.24	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.54)	(0.44)	(0.50)	(0.14)
Distributions (from capital gains)	(0.02)	—	(0.04)	—
Return of capital	—	(0.01)	—	—
Total Dividends and Distributions	(0.56)	(0.45)	(0.54)	(0.14)
Net Asset Value, End of Period	$9.84	$9.72	$9.84	$10.14
Total Return*	7.21%	3.49%	2.47%	2.82%
Net Assets, End of Period (in thousands)	$1,553	$2,694	$2,031	$1,763
Average Net Assets for the Period (in thousands)	$2,474	$2,336	$1,957	$1,677
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	1.28%	2.02%	5.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.67%	0.72%	0.74%
Ratio of Net Investment Income/(Loss)	4.90%	4.48%	4.42%	4.15%
Portfolio Turnover Rate	139%	76%	132%	74%

Class S Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.72	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.44	0.41	0.39	0.12
Net realized and unrealized gain/(loss)	0.21	(0.10)(3)	(0.20)	0.14
Total from Investment Operations	0.65	0.31	0.19	0.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.42)	(0.45)	(0.12)
Distributions (from capital gains)	(0.02)	—	(0.04)	—
Return of capital	—	(0.01)	—	—
Total Dividends and Distributions	(0.53)	(0.43)	(0.49)	(0.12)
Net Asset Value, End of Period	$9.84	$9.72	$9.84	$10.14
Total Return*	6.82%	3.26%	1.96%	2.65%
Net Assets, End of Period (in thousands)	$1,115	$1,909	$1,809	$1,801
Average Net Assets for the Period (in thousands)	$1,703	$1,809	$1,811	$1,699
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.40%	1.80%	2.52%	6.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	0.90%	1.22%	1.25%
Ratio of Net Investment Income/(Loss)	4.51%	4.26%	3.92%	3.65%
Portfolio Turnover Rate	139%	76%	132%	74%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from February 28, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

24	JUNE 30, 2017

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class T Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.71	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.47	0.40	0.42	0.13
Net realized and unrealized gain/(loss)	0.19	(0.10)(3)	(0.20)	0.14
Total from Investment Operations	0.66	0.30	0.22	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.52)	(0.42)	(0.48)	(0.13)
Distributions (from capital gains)	(0.02)	—	(0.04)	—
Return of capital	—	(0.01)	—	—
Total Dividends and Distributions	(0.54)	(0.43)	(0.52)	(0.13)
Net Asset Value, End of Period	$9.83	$9.71	$9.84	$10.14
Total Return*	6.97%	3.21%	2.21%	2.73%
Net Assets, End of Period (in thousands)	$17,117	$6,676	$4,384	$1,831
Average Net Assets for the Period (in thousands)	$10,244	$10,779	$2,607	$1,716
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.15%	1.55%	2.26%	6.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	0.88%	0.97%	1.00%
Ratio of Net Investment Income/(Loss)	4.84%	4.24%	4.20%	3.89%
Portfolio Turnover Rate	139%	76%	132%	74%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from February 28, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Multi-Sector Income Fund (formerly named Janus Multi-Sector Income Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks high current income with a secondary focus on capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or

26	JUNE 30, 2017

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2017.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Janus Investment Fund	27

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Restricted Cash

As of June 30, 2017, the Fund has restricted cash in the amount of $220,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’

28	JUNE 30, 2017

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse

Janus Investment Fund	29

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year ended June 30, 2017, the average ending monthly currency value amounts on sold forward currency contracts is $899,551.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

30	JUNE 30, 2017

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the year ended June 30, 2017, the average ending monthly market value amounts on purchased and sold futures contracts are $1,194,594 and $1,052,630, respectively.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2017

	Commodity Contracts	Currency Contracts	Interest Rate Contracts	Total
Variation margin receivable	$ -	$ -	$ 6,266	$ 6,266

Liability Derivatives:
Forward currency contracts	$ -	$ 6,124	$ -	$ 6,124
Variation margin payable	21,000	-	-	21,000

Total Liability Derivatives	$ 21,000	$ 6,124	$ -	$27,124
(a) Amounts relate to purchased options.

Janus Investment Fund	31

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts		Interest Rate Contracts
Futures contracts	$ -		$ 17,002
Investments and foreign currency transactions	267,286	(a)	-

Total	$ 267,286		$ 17,002

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts		Interest Rate Contracts
Futures contracts	$ -		$ 88,305
Investments, foreign currency translations and non-interested Trustees' deferred compensation	(173,141)	(a)	-

Total	$(173,141)		$ 88,305
(a)	Amounts relate to forward currency contracts.
(b) Amounts relate to purchased options.

Please see the"Net Realized Gain/(Loss) on Investments""Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high

32	JUNE 30, 2017

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the

Janus Investment Fund	33

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

34	JUNE 30, 2017

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2017” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$418,742	$—	$(418,742)	$—

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Citibank NA	$86	$—	$—	$86
HSBC Securities (USA), Inc.	6,038	—	—	6,038

Total	$6,124	$—	$—	$6,124
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may

Janus Investment Fund	35

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned

36	JUNE 30, 2017

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $418,742. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2017 is $422,053, resulting in the net amount due to the counterparty of $3,311.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $200 Million	0.60
Next $500 Million	0.57
Over $700 Million	0.55

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.64% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

For a period of three years subsequent to the Fund’s commencement of operations , Janus Capital could have recovered from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, fell below the expense limit. During the year ended June 30, 2017, Janus Capital reimbursed the Fund $126,801 of fees and expenses that were eligible for recoupment. The recoupment of such reimbursements expired February 28, 2017.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder

38	JUNE 30, 2017

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,736 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2017, Janus Distributors retained upfront sales charges of $3,055.

Janus Investment Fund	39

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $162.

40	JUNE 30, 2017

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

As of June 30, 2017, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	-	-
Class S Shares	91	1
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2017, the Fund engaged in cross trades amounting to $801,900 in purchases and $864,499 in sales, resulting in a net realized gain of $29,179. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 454,068	$ -	$ -	$ -	$ -	$ (2,153)	$ 617,645

Janus Investment Fund	41

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

During the year ended June 30, 2017, capital loss carryovers of $239,656 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 123,995,216	$ 1,597,226	$ (979,581)	$ 617,645

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 4,744,466	$ -	$ -	$ -

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,715,152	$ -	$ 24,977	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 182,710	$ 465,880	$ (648,590)

Capital has been adjusted by $182,713, including $104,381 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

42	JUNE 30, 2017

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	826,563	$ 8,120,916	893,713	$ 8,502,872
Reinvested dividends and distributions	55,035	539,835	26,442	254,312
Shares repurchased	(1,079,988)	(10,623,222)	(92,199)	(883,116)
Net Increase/(Decrease)	(198,390)	$ (1,962,471)	827,956	$ 7,874,068
Class C Shares:
Shares sold	396,263	$ 3,888,667	200,146	$ 1,934,358
Reinvested dividends and distributions	21,511	211,077	11,078	106,552
Shares repurchased	(299,290)	(2,944,421)	(16,165)	(154,773)
Net Increase/(Decrease)	118,484	$ 1,155,323	195,059	$ 1,886,137
Class D Shares:
Shares sold	1,909,193	$18,717,522	1,050,295	$10,140,099
Reinvested dividends and distributions	92,184	904,771	39,699	381,756
Shares repurchased	(675,640)	(6,627,918)	(446,947)	(4,285,327)
Net Increase/(Decrease)	1,325,737	$12,994,375	643,047	$ 6,236,528
Class I Shares:
Shares sold	4,477,332	$43,943,966	2,805,684	$26,874,417
Reinvested dividends and distributions	224,987	2,207,334	32,666	315,390
Shares repurchased	(1,228,100)	(12,051,156)	(16,125)	(155,988)
Net Increase/(Decrease)	3,474,219	$34,100,144	2,822,225	$27,033,819
Class N Shares:
Shares sold	112,482	$ 1,102,826	62,956	$ 606,635
Reinvested dividends and distributions	13,886	136,266	11,330	109,065
Shares repurchased	(245,673)	(2,418,876)	(3,568)	(34,081)
Net Increase/(Decrease)	(119,305)	$ (1,179,784)	70,718	$ 681,619
Class S Shares:
Shares sold	5,119	$ 50,019	5,298	$ 51,000
Reinvested dividends and distributions	9,258	90,833	8,345	80,410
Shares repurchased	(97,455)	(958,544)	(1,117)	(10,477)
Net Increase/(Decrease)	(83,078)	$ (817,692)	12,526	$ 120,933
Class T Shares:
Shares sold	1,773,985	$17,435,586	2,259,594	$21,481,234
Reinvested dividends and distributions	58,238	571,046	49,967	478,276
Shares repurchased	(778,670)	(7,638,075)	(2,068,010)	(19,894,598)
Net Increase/(Decrease)	1,053,553	$10,368,557	241,551	$ 2,064,912

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$158,973,571	$ 106,715,126	$ 4,970,548	$ 8,185,229

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-

Janus Investment Fund	43

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement which took effect upon consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

44	JUNE 30, 2017

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	45

Janus Henderson Multi-Sector Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson Multi-Sector Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Henderson Multi-Sector Income Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period from February 28, 2014 (inception date) through June 30, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 15, 2017

46	JUNE 30, 2017

Janus Henderson Multi-Sector Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

Janus Investment Fund	47

Janus Henderson Multi-Sector Income Fund

Additional Information (unaudited)

nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

48	JUNE 30, 2017

Janus Henderson Multi-Sector Income Fund

Additional Information (unaudited)

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

Janus Investment Fund	49

Janus Henderson Multi-Sector Income Fund

Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-

50	JUNE 30, 2017

Janus Henderson Multi-Sector Income Fund

Additional Information (unaudited)

Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

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Additional Information (unaudited)

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to

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Additional Information (unaudited)

help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

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Additional Information (unaudited)

• the terms of each New Shell Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2017, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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Additional Information (unaudited)

approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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Janus Henderson Multi-Sector Income Fund

Additional Information (unaudited)

reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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Additional Information (unaudited)

reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
77,854,662.342	47,898,836.725	975,170.099	637,728.539	22,000,804.520	71,512,539.883

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
61.523	1.253	0.819	28.259	91.854	66.980	1.364	0.892	30.765	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
77,854,662.342	45,710,730.059	2,247,263.266	1,553,742.038	22,000,804.520	71,512,539.883

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
58.713	2.886	1.996	28.259	91.854	63.920	3.142	2.173	30.765	100.000

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2017:

Capital Gain Distributions	$104,381

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); and Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	81

Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

82	JUNE 30, 2017

Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	83

Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
John Kerschner 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Multi-Sector Income Fund	2/14-Present	Analyst for Janus Capital.
John Lloyd 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Multi-Sector Income Fund	2/14-Present	Analyst for Janus Capital.
Seth Meyer 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Multi-Sector Income Fund	2/14-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

84	JUNE 30, 2017

Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation (2012-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	85

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93028 08-17

ANNUAL REPORT June 30, 2017

Janus Henderson Real Return Fund (formerly named Janus Real Return Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Real Return Fund

Janus Henderson Real Return Fund (unaudited)

FUND SNAPSHOT

The Fund seeks inflation protection by investing across a broad range of fixed income sectors and inflation-oriented asset classes. Our bottom-up, fundamentally driven investment process is designed to protect against both inflationary and deflationary environments.

Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2017, Janus Henderson Real Return Fund’s Class I Shares returned 3.55%. This compares with 0.22% for its primary benchmark, the Bloomberg Barclays U.S. 1-5 Year Treasury Inflation-Protected Securities (TIPS) Index, and 3.63% for the Fund’s secondary benchmark, the Consumer Price Index (CPI) plus 2%.

MARKET ENVIRONMENT

Rates rallied through the first few days of the period as market participants digested the United Kingdom’s decision to exit the European Union. Accommodative monetary policy abroad also drove investors toward the relatively attractive yields on U.S. Treasurys, pushing the yield on the 10-year note to all-time lows. The “risk-off” mindset was, however, short-lived. Corporate credit spreads quickly resumed tightening and rates generally rose as market concerns ebbed. U.S. economic data was improving and signs of inflation emerged. The unexpected election of Donald Trump to the U.S. presidency kept corporate credit in favor, as investors expressed optimism over the new administration’s pro-growth, business-friendly platform. In December, the Federal Reserve (Fed) announced an increase to the target federal funds rate, its first of three during the period.

In the latter half of the period, Washington’s general lack of progress on reform initiatives caused investors to begin reassessing the prospect of reflation. Downward pressure on the price of crude oil amid a ramp-up in U.S. production created further uncertainty on the inflation front. Economic data also softened, with core inflation, for example, falling below the Fed’s 2% target. Intermediate and longer dated Treasurys rallied as investors expressed renewed concern over the economic outlook. Still, Fed Chairwoman Janet Yellen indicated that the economy was likely healthy enough to withstand additional interest rate increases. These comments, along with a stream of hawkish comments from other developed-world central bank leaders, caused rates to sell off near period end.

Despite these gyrations, rates rose across the U.S. Treasury curve over the course of the year. The yield on the 2-year note finished June at 1.38%, up from 0.58% a year prior. Corporate credit registered strong gains, and both investment-grade and high-yield spreads tightened substantially.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark, the Bloomberg Barclays U.S. 1-5 Year TIPS Index, during the period. Outperformance was driven by our high-yield corporate credit exposure. Our allocation decision benefited from strong performance in the asset class. Investment-grade corporate credit also performed well over the period, and our positioning in the segment further contributed to performance. The Fund maintains a large allocation to high-yield and investment-grade corporate credit, as we believe that short-duration corporate credit securities offer more attractive risk-adjusted opportunities than TIPS. Our exposure to commercial mortgage-backed securities (CMBS) was also accretive. We allocate to higher quality, shorter duration positions that we believe can offer cash flow stability. Within all three asset classes, our continued focus on securities that provide greater spread carry than the index supported results. Carry is a measure of excess income generated by the Fund’s holdings.

Positioning in U.S. Treasury securities was the largest asset class detractor. Our allocation held back performance as rates climbed over the period, and our yield curve positioning also weighed on results. Our cash position was another detractor. Cash is not used as a strategy within the Fund but is a residual of our bottom-up, fundamental investment process.

At the credit sector level, cable satellite communications, home construction and technology benefited relative

Janus Investment Fund	1

Janus Henderson Real Return Fund (unaudited)

performance. No sector meaningfully detracted from results.

Individual corporate credit contributors included lightweight-metals engineer and manufacturer, Arconic, and Netherlands-based multinational telecom company Altice. Further supporting performance was a position in Florida East Coast Railway. Positive sentiment surrounded the issuer, which runs the most direct rail line between Orlando and Miami, when its owner, Fortress Investment Group, announced plans to sell the business during the period. Optimism over the potential for increased infrastructure spending under the Trump administration also contributed to spread tightening in the name.

PetSmart was the leading corporate detractor on a relative basis. Increasing online competition coupled with broader risks in the retail industry led to weak performance in the pet supply company early on. Later in the period, spreads widened on PetSmart’s decision to purchase its online competitor, Chewy.com. We closed our position during the period.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

U.S. growth and inflation will likely remain subdued for the remainder of the year. In our view, the lack of inflation is concerning, and the odds of the reflation trade returning are now greatly reduced. We anticipate longer dated Treasury yields will be generally range-bound as investors express concern around the U.S. economic outlook and amid a robust global demand for yield. Yields on the front end of the curve should continue to climb as the Fed looks to tighten. We believe the Fed’s eagerness to elevate interest rates off historical lows presents the possibility of policy error, particularly amid flagging inflation data and uninspiring growth. We are actively managing yield curve positioning with a focus on capital preservation.

Corporate credit spreads are approaching the tightest levels of the cycle and we see limited potential for further spread tightening. Companies are facing subdued top line growth along with moderate wage pressures and climbing health care costs. This has resulted in many companies purchasing growth through consolidation activity, while organic margin growth remains constrained. While we still believe relief in the form of pro-business policies will come from the Trump administration, any initiatives will likely be diluted, and take much longer to implement, versus original expectations. Without business-friendly initiatives from Washington, the sustainability of margins comes into question, in our view. If second quarter earnings are at or above consensus, further support for moderate spread tightening and a continued sideways grind in the credit markets are likely. However, a disappointing earnings season could result in the delay of business investment until 2018, potentially causing risk markets to pull back and corporate credit spreads to widen.

While we seek to participate in spread tightening, our primary goal is capital preservation and we intend to further increase the quality of our corporate allocation in the months ahead. We are looking for opportunities to increase the credit ratings profile of our holdings. Our analysts are also focused on identifying high-quality business models in traditionally defensive, non-cyclical sectors. We believe security avoidance is equally as important as security selection, particularly as the end of the credit cycle draws near. We remain thoughtful around position sizing with the intent of maintaining a well-diversified portfolio. This approach reflects our commitment to deliver capital preservation and strong risk-adjusted returns for our clients

Thank you for your investment in Janus Henderson Real Return Fund.

2	JUNE 30, 2017

Janus Henderson Real Return Fund (unaudited)

Fund At A Glance

June 30, 2017

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	1.56%	2.50%
Class A Shares MOP	1.49%	2.38%
Class C Shares**	0.82%	1.75%
Class D Shares	1.62%	2.61%
Class I Shares	1.80%	2.73%
Class S Shares	1.35%	2.28%
Class T Shares	1.60%	2.53%
Weighted Average Maturity		3.7 Years
Average Effective Duration***		2.2 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AA	17.4%
A	1.5%
BBB	21.6%
BB	40.6%
B	10.8%
CCC	2.6%
Not Rated	1.3%
Other	4.2%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	74.0%
United States Treasury Notes/Bonds	17.3%
Investment Companies	4.5%
Asset-Backed/Commercial Mortgage-Backed Securities	2.4%
Bank Loans and Mezzanine Loans	0.9%
Preferred Stocks	0.0%
Other	0.9%
100.0%

Janus Investment Fund	3

Janus Henderson Real Return Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2017				per the October 28, 2016 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	3.29%	2.85%	1.72%	1.76%	0.68%
Class A Shares at MOP	-1.57%	1.65%	0.74%
Class C Shares at NAV	2.42%	2.08%	0.95%	2.49%	1.42%
Class C Shares at CDSC	1.42%	2.08%	0.95%
Class D Shares(1)	3.43%	2.97%	1.82%	1.68%	0.56%
Class I Shares	3.55%	3.12%	1.97%	1.51%	0.42%
Class S Shares	3.20%	2.83%	1.65%	2.00%	0.91%
Class T Shares	3.41%	3.02%	1.85%	1.75%	0.66%
Bloomberg Barclays U.S. 1-5 Year TIPS Index	0.22%	0.31%	0.65%
Consumer Price Index (CPI) + 2%	3.63%	3.31%	3.33%**
Morningstar Quartile - Class I Shares	4th	4th	4th
Morningstar Ranking - based on total returns for High Yield Bond Funds	712/728	567/585	537/546

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2017.

4	JUNE 30, 2017

Janus Henderson Real Return Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

* The Fund’s inception date — May 13, 2011

** The Consumer Price Index (CPI) + 2% since inception returns are calculated from May 31, 2011.

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Real Return Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Net Annualized Expense Ratio (1/1/17 - 6/30/17)
Class A Shares	$1,000.00	$1,018.40	$3.45	$1,000.00	$1,021.37	$3.46	0.69%
Class C Shares	$1,000.00	$1,014.80	$7.14	$1,000.00	$1,017.70	$7.15	1.43%
Class D Shares	$1,000.00	$1,019.10	$2.85	$1,000.00	$1,021.97	$2.86	0.57%
Class I Shares	$1,000.00	$1,019.80	$2.20	$1,000.00	$1,022.61	$2.21	0.44%
Class S Shares	$1,000.00	$1,017.90	$4.00	$1,000.00	$1,020.83	$4.01	0.80%
Class T Shares	$1,000.00	$1,018.90	$3.00	$1,000.00	$1,021.82	$3.01	0.60%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2017

Janus Henderson Real Return Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 2.4%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$30,000	$30,634
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	107,000	106,482
Mach One 2004-1A ULC, 5.4500%, 5/28/40 (144A)‡	267,600	266,899
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	93,295	95,376
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $490,232)		499,391
Bank Loans and Mezzanine Loans – 0.9%
Capital Goods – 0.9%
Avolon TLB Borrower 1 US LLC, 3.9622%, 3/21/22‡	23,000	23,135
Reynolds Group Holdings Inc, 4.2261%, 2/5/23(a),‡	154,637	154,749
Total Bank Loans and Mezzanine Loans (cost $178,402)		177,884
Corporate Bonds – 74.0%
Banking – 4.6%
Ally Financial Inc, 3.2500%, 2/13/18	369,000	371,306
Bank of America Corp, 4.4500%, 3/3/26	97,000	100,962
JPMorgan Chase & Co, 4.2500%, 10/1/27	97,000	100,820
Morgan Stanley, 3.9500%, 4/23/27	72,000	72,460
Royal Bank of Scotland Group PLC, 4.7000%, 7/3/18	175,000	179,154
Wells Fargo & Co, 7.9800%µ	125,000	130,281
		954,983
Basic Industry – 2.3%
AK Steel Corp, 7.5000%, 7/15/23	104,000	112,320
CF Industries Inc, 6.8750%, 5/1/18	194,000	201,517
CF Industries Inc, 3.4500%, 6/1/23	110,000	103,950
FMG Resources August 2006 Pty Ltd, 4.7500%, 5/15/22 (144A)	66,000	66,248
		484,035
Capital Goods – 6.3%
Arconic Inc, 5.1250%, 10/1/24	111,000	115,163
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.6250%, 5/15/23 (144A)	200,000	204,918
Ball Corp, 4.3750%, 12/15/20	294,000	308,700
CNH Industrial Capital LLC, 3.6250%, 4/15/18	98,000	98,862
CNH Industrial Capital LLC, 4.3750%, 4/5/22	61,000	63,837
Sealed Air Corp, 6.5000%, 12/1/20 (144A)	139,000	154,985
Vulcan Materials Co, 7.0000%, 6/15/18	247,000	258,636
Vulcan Materials Co, 7.5000%, 6/15/21	77,000	90,865
		1,295,966
Communications – 12.6%
Altice Financing SA, 6.5000%, 1/15/22 (144A)	415,000	433,675
American Tower Corp, 3.3000%, 2/15/21	73,000	74,901
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	271,000	278,452
Cequel Communications Holdings I LLC / Cequel Capital Corp,
6.3750%, 9/15/20 (144A)	151,000	154,020
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.5790%, 7/23/20	50,000	51,665
DISH DBS Corp, 4.6250%, 7/15/17	200,000	199,750
DISH DBS Corp, 7.7500%, 7/1/26	55,000	65,175
Frontier Communications Corp, 8.1250%, 10/1/18	97,000	102,456
Level 3 Financing Inc, 6.1250%, 1/15/21	202,000	208,312
Level 3 Financing Inc, 5.3750%, 8/15/22	122,000	125,660
Nielsen Co Luxembourg SARL, 5.5000%, 10/1/21 (144A)	363,000	375,705
T-Mobile USA Inc, 6.0000%, 3/1/23	179,000	189,459
Univision Communications Inc, 6.7500%, 9/15/22 (144A)	318,000	330,720
		2,589,950
Consumer Cyclical – 21.3%
1011778 BC ULC / New Red Finance Inc, 4.2500%, 5/15/24 (144A)	49,000	48,691
American Axle & Manufacturing Inc, 5.1250%, 2/15/19	264,000	266,693
CalAtlantic Group Inc, 8.3750%, 5/15/18	176,000	185,020
Dollar Tree Inc, 5.2500%, 3/1/20	236,000	242,490
DR Horton Inc, 3.6250%, 2/15/18	154,000	154,958

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Real Return Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
DR Horton Inc, 3.7500%, 3/1/19	$110,000	$112,531
General Motors Co, 3.5000%, 10/2/18	234,000	238,114
General Motors Financial Co Inc, 3.1000%, 1/15/19	72,000	72,986
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	94,000	102,675
International Game Technology PLC, 5.6250%, 2/15/20 (144A)	200,000	212,630
JC Penney Corp Inc, 5.7500%, 2/15/18	36,000	36,495
KB Home, 4.7500%, 5/15/19	311,000	320,330
Landry's Inc, 6.7500%, 10/15/24 (144A)	200,000	204,750
Lennar Corp, 4.7500%, 12/15/17	250,000	251,875
M/I Homes Inc, 6.7500%, 1/15/21	92,000	96,370
Meritage Homes Corp, 4.5000%, 3/1/18	469,000	471,800
Meritage Homes Corp, 7.1500%, 4/15/20	93,000	102,765
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	40,000	43,600
MGM Resorts International, 5.2500%, 3/31/20	352,000	372,680
Michaels Stores Inc, 5.8750%, 12/15/20 (144A)	343,000	351,146
Sally Holdings LLC / Sally Capital Inc, 5.7500%, 6/1/22	234,000	240,727
Toll Brothers Finance Corp, 4.0000%, 12/31/18	86,000	88,150
ZF North America Capital Inc, 4.0000%, 4/29/20 (144A)	150,000	155,250
		4,372,726
Consumer Non-Cyclical – 10.7%
Capsugel SA, 7.0000%, 5/15/19 (144A)	97,000	97,000
Fresenius Medical Care US Finance Inc, 6.8750%, 7/15/17	220,000	220,352
HCA Inc, 3.7500%, 3/15/19	288,000	293,760
HCA Inc, 5.3750%, 2/1/25	7,000	7,384
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	223,000	222,888
Newell Brands Inc, 3.1500%, 4/1/21	199,000	203,710
Owens & Minor Inc, 4.3750%, 12/15/24	144,000	146,572
Tenet Healthcare Corp, 6.2500%, 11/1/18	414,000	436,770
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	104,000	103,074
TreeHouse Foods Inc, 4.8750%, 3/15/22	306,000	315,945
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	108,000	111,645
Valvoline Inc, 5.5000%, 7/15/24 (144A)	39,000	41,243
		2,200,343
Energy – 6.5%
ConocoPhillips Co, 4.2000%, 3/15/21	191,000	202,490
ConocoPhillips Co, 4.9500%, 3/15/26	88,000	98,016
Diamond Offshore Drilling Inc, 5.8750%, 5/1/19	195,000	200,363
Enable Midstream Partners LP, 2.4000%, 5/15/19	205,000	204,204
Gulf South Pipeline Co LP, 4.0000%, 6/15/22	200,000	205,920
Marathon Oil Corp, 5.9000%, 3/15/18	99,000	101,537
Oceaneering International Inc, 4.6500%, 11/15/24	138,000	136,107
Williams Partners LP / ACMP Finance Corp, 4.8750%, 5/15/23	173,000	179,508
		1,328,145
Finance Companies – 2.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.2500%, 7/1/20	217,000	227,119
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
4.6250%, 10/30/20	204,000	216,787
		443,906
Insurance – 0.2%
WellCare Health Plans Inc, 5.2500%, 4/1/25	35,000	36,663
Real Estate Investment Trusts (REITs) – 0.2%
Forest City Realty Trust Inc, 3.6250%, 8/15/20	40,000	45,075
Technology – 6.0%
Alliance Data Systems Corp, 5.2500%, 12/1/17 (144A)	216,000	217,620
EMC Corp, 2.6500%, 6/1/20	12,000	11,774
Fidelity National Information Services Inc, 3.6250%, 10/15/20	177,000	185,400
First Data Corp, 5.0000%, 1/15/24 (144A)	302,000	310,586
Iron Mountain Inc, 6.0000%, 10/1/20 (144A)	207,000	214,504

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2017

Janus Henderson Real Return Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
Seagate HDD Cayman, 3.7500%, 11/15/18	$277,000	$283,648
		1,223,532
Transportation – 1.1%
Eletson Holdings Inc, 9.6250%, 1/15/22 (144A)	34,000	27,880
Florida East Coast Holdings Corp, 6.7500%, 5/1/19 (144A)	137,000	140,480
Florida East Coast Holdings Corp, 9.7500%, 5/1/20 (144A)	50,000	53,688
		222,048
Total Corporate Bonds (cost $14,984,671)		15,197,372
United States Treasury Notes/Bonds – 17.3%
2.8750%, 3/31/18	1,002,000	1,013,664
1.2500%, 3/31/19	819,000	817,273
1.2500%, 5/31/19	619,000	617,525
1.3750%, 1/31/21	43,000	42,546
1.1250%, 2/28/21	293,000	287,037
1.3750%, 5/31/21	120,000	118,331
2.0000%, 11/15/26	407,000	396,904
3.0000%, 2/15/47	52,000	53,735
3.0000%, 5/15/47	195,000	201,596
Total United States Treasury Notes/Bonds (cost $3,551,826)		3,548,611
Preferred Stocks – 0%
Banks – 0%
Citigroup Capital XIII, 7.5418% (cost $3,419)	.123	3,196
Investment Companies – 4.5%
Money Markets – 4.5%
Janus Cash Liquidity Fund LLC, 0.9803%ºº,£ (cost $913,040)	913,040	913,040
Total Investments (total cost $20,121,590) – 99.1%		20,339,494
Cash, Receivables and Other Assets, net of Liabilities – 0.9%		193,972
Net Assets – 100%		$20,533,466

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$18,210,323	89.5%
Netherlands	443,906	2.2
Luxembourg	433,675	2.1
Germany	375,602	1.9
Ireland	228,053	1.1
Brazil	222,888	1.1
United Kingdom	179,154	0.9
Israel	103,074	0.5
Australia	66,248	0.3
Canada	48,691	0.3
Greece	27,880	0.1

Total	$20,339,494	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Real Return Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays U.S. 1-5 Year TIPS Index

The Bloomberg Barclays U.S. 1-5 Year TIPS Index (also known as Bloomberg Barclays 1-5 Year U.S. Inflation-Linked Treasury Index) measures the performance of U.S. Treasury Inflation-Protected Securities (“TIPS”) with maturity between one and five years.

Consumer Price Index (CPI)	Consumer Price Index (CPI) is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Department of Labor Statistics.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2017 is $4,599,029, which represents 22.4% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of June 30, 2017.

ºº	Rate shown is the 7-day yield as of June 30, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2017. Unless otherwise indicated, all information in the table is for the year ended June 30, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 6/30/17	Gain/(Loss)	Income	at 6/30/17

Janus Cash Liquidity Fund LLC	2,168,464	14,107,969	(15,363,393)	913,040	$—	$3,907	$913,040

10	JUNE 30, 2017

Janus Henderson Real Return Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$499,391	$-
Bank Loans and Mezzanine Loans	-	177,884	-
Corporate Bonds	-	15,197,372	-
United States Treasury Notes/Bonds	-	3,548,611	-
Preferred Stocks	-	3,196	-
Investment Companies	-	913,040	-
Total Assets	$-	$20,339,494	$-

Janus Investment Fund	11

Janus Henderson Real Return Fund

Statement of Assets and Liabilities

June 30, 2017

Assets:
Investments, at cost	$20,121,590
Unaffiliated investments, at value	19,426,454
Affiliated investments, at value	913,040
Cash	30
Non-interested Trustees' deferred compensation	364
Receivables:
Interest	215,257
Due from adviser	17,291
Investments sold	1,598
Dividends from affiliates	551
Fund shares sold	262
Other assets	149,767
Total Assets	20,724,614
Liabilities:
Payables:	—
Investments purchased	117,050
Professional fees	38,018
Advisory fees	9,889
Fund shares repurchased	4,747
Registration fees	4,524
Transfer agent fees and expenses	2,925
12b-1 Distribution and shareholder servicing fees	2,822
Dividends	1,058
Non-interested Trustees' deferred compensation fees	364
Custodian fees	274
Fund administration fees	171
Non-interested Trustees' fees and expenses	116
Accrued expenses and other payables	9,190
Total Liabilities	191,148
Net Assets	$20,533,466

See Notes to Financial Statements.

12	JUNE 30, 2017

Janus Henderson Real Return Fund

Statement of Assets and Liabilities

June 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$21,332,724
Undistributed net investment income/(loss)	1,452
Undistributed net realized gain/(loss) from investments	(1,018,701)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	217,991
Total Net Assets	$20,533,466
Net Assets - Class A Shares	$2,382,033
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	250,729
Net Asset Value Per Share(1)	$9.50
Maximum Offering Price Per Share(2)	$9.97
Net Assets - Class C Shares	$2,385,508
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	252,307
Net Asset Value Per Share(1)	$9.45
Net Assets - Class D Shares	$9,950,090
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,046,183
Net Asset Value Per Share	$9.51
Net Assets - Class I Shares	$2,437,981
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	258,084
Net Asset Value Per Share	$9.45
Net Assets - Class S Shares	$692,717
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	72,779
Net Asset Value Per Share	$9.52
Net Assets - Class T Shares	$2,685,137
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	283,330
Net Asset Value Per Share	$9.48

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Real Return Fund

Statement of Operations

For the year ended June 30, 2017

Investment Income:
Interest	$869,727
Dividends from affiliates	3,907
Dividends	2,385
Other income	15,475
Foreign tax withheld	(250)
Total Investment Income	891,244
Expenses:
Advisory fees	118,110
12b-1Distribution and shareholder servicing fees:
Class A Shares	8,554
Class C Shares	26,266
Class S Shares	1,845
Transfer agent administrative fees and expenses:
Class D Shares	11,165
Class S Shares	1,845
Class T Shares	7,221
Transfer agent networking and omnibus fees:
Class A Shares	1,053
Class C Shares	615
Class I Shares	769
Other transfer agent fees and expenses:
Class A Shares	488
Class C Shares	422
Class D Shares	2,984
Class I Shares	207
Class S Shares	37
Class T Shares	142
Registration fees	87,310
Professional fees	33,153
Accounting systems fee	26,729
Shareholder reports expense	4,460
Custodian fees	3,365
Fund administration fees	1,992
Non-interested Trustees’ fees and expenses	585
Other expenses	792
Total Expenses	340,109
Less: Excess Expense Reimbursement	(186,504)
Net Expenses	153,605
Net Investment Income/(Loss)	737,639
Net Realized Gain/(Loss) on Investments:
Investments	(7,524)
Futures contracts	(59,988)
Total Net Realized Gain/(Loss) on Investments	(67,512)
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	49,445
Total Change in Unrealized Net Appreciation/Depreciation	49,445
Net Increase/(Decrease) in Net Assets Resulting from Operations	$719,572

See Notes to Financial Statements.

14	JUNE 30, 2017

Janus Henderson Real Return Fund

Statements of Changes in Net Assets

	Year ended June 30, 2017	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$737,639	$619,474
Net realized gain/(loss) on investments	(67,512)	(234,720)
Change in unrealized net appreciation/depreciation	49,445	177,298
Net Increase/(Decrease) in Net Assets Resulting from Operations	719,572	562,052
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(118,567)	(126,106)
Class C Shares	(71,636)	(59,593)
Class D Shares	(330,685)	(212,080)
Class I Shares	(90,049)	(88,505)
Class S Shares	(24,666)	(28,633)
Class T Shares	(102,483)	(103,975)
Total Dividends from Net Investment Income	(738,086)	(618,892)
Return of Capital on Dividends from Net Investment Income
Class A Shares	(234)	(212)
Class C Shares	(142)	(100)
Class D Shares	(653)	(357)
Class I Shares	(178)	(149)
Class S Shares	(49)	(48)
Class T Shares	(202)	(175)
Total Return of Capital on Dividends from Net Investment Income	(1,458)	(1,041)
Net Decrease from Dividends and Distributions to Shareholders	(739,544)	(619,933)
Capital Share Transactions:
Class A Shares	(2,817,654)	2,947,071
Class C Shares	(518,757)	892,990
Class D Shares	1,248,859	4,436,924
Class I Shares	(706,511)	899,465
Class S Shares	(175,321)	53,744
Class T Shares	(913,326)	846,801
Net Increase/(Decrease) from Capital Share Transactions	(3,882,710)	10,076,995
Net Increase/(Decrease) in Net Assets	(3,902,682)	10,019,114
Net Assets:
Beginning of period	24,436,148	14,417,034
End of period	$20,533,466	$24,436,148

Undistributed Net Investment Income/(Loss)	$1,452	$(1,738)

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Real Return Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2017	2016	2015		2014	2013(1)
Net Asset Value, Beginning of Period	$9.52	$9.59	$9.94		$9.64	$9.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.33(2)	0.31(2)	0.35(2)		0.26(2)	0.17
Net realized and unrealized gain/(loss)	(0.02)	(0.07)	(0.33)		0.29	0.07
Total from Investment Operations	0.31	0.24	0.02		0.55	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.31)	(0.37)		(0.25)	(0.09)
Distributions (from capital gains)	—	—	—		—	—
Return of capital	—(3)	—(3)	—		—	(0.06)
Total Dividends and Distributions	(0.33)	(0.31)	(0.37)		(0.25)	(0.15)
Net Asset Value, End of Period	$9.50	$9.52	$9.59		$9.94	$9.64
Total Return*	3.29%	2.60%	0.18%		5.81%	2.48%
Net Assets, End of Period (in thousands)	$2,382	$5,199	$2,252		$2,677	$2,054
Average Net Assets for the Period (in thousands)	$3,418	$3,811	$2,372		$2,280	$3,351
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.56%	1.76%	1.96%		2.15%	2.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.75%	0.84%		1.01%	1.15%
Ratio of Net Investment Income/(Loss)	3.47%	3.31%	3.65%		2.63%	0.60%
Portfolio Turnover Rate	34%	57%	86%		91%	112%(4)
				1

Class C Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.48	$9.55	$9.89	$9.59	$9.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.26(2)	0.24(2)	0.28(2)	0.18(2)	(0.10)
Net realized and unrealized gain/(loss)	(0.03)	(0.07)	(0.33)	0.30	0.26
Total from Investment Operations	0.23	0.17	(0.05)	0.48	0.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.24)	(0.29)	(0.18)	(0.03)
Distributions (from capital gains)	—	—	—	—	—
Return of capital	—(3)	—(3)	—	—	(0.02)
Total Dividends and Distributions	(0.26)	(0.24)	(0.29)	(0.18)	(0.05)
Net Asset Value, End of Period	$9.45	$9.48	$9.55	$9.89	$9.59
Total Return*	2.42%	1.87%	(0.48)%	5.04%	1.64%
Net Assets, End of Period (in thousands)	$2,386	$2,905	$2,023	$2,077	$1,978
Average Net Assets for the Period (in thousands)	$2,648	$2,308	$2,022	$2,024	$3,182
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.31%	2.46%	2.72%	2.90%	3.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.47%	1.46%	1.58%	1.76%	1.90%
Ratio of Net Investment Income/(Loss)	2.70%	2.58%	2.91%	1.84%	(0.16)%
Portfolio Turnover Rate	34%	57%	86%	91%	112%(4)

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

16	JUNE 30, 2017

Janus Henderson Real Return Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.53	$9.61	$9.95	$9.65	$9.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.34(2)	0.32(2)	0.36(2)	0.27(2)	0.18
Net realized and unrealized gain/(loss)	(0.02)	(0.08)	(0.32)	0.29	0.07
Total from Investment Operations	0.32	0.24	0.04	0.56	0.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.32)	(0.38)	(0.26)	(0.10)
Distributions (from capital gains)	—	—	—	—	—
Return of capital	—(3)	—(3)	—	—	(0.06)
Total Dividends and Distributions	(0.34)	(0.32)	(0.38)	(0.26)	(0.16)
Net Asset Value, End of Period	$9.51	$9.53	$9.61	$9.95	$9.65
Total Return*	3.43%	2.62%	0.38%	5.91%	2.59%
Net Assets, End of Period (in thousands)	$9,950	$8,725	$4,306	$6,842	$4,431
Average Net Assets for the Period (in thousands)	$9,246	$6,180	$4,422	$5,771	$4,876
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.48%	1.68%	1.85%	2.08%	2.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.62%	0.74%	0.91%	1.00%
Ratio of Net Investment Income/(Loss)	3.57%	3.43%	3.71%	2.76%	0.97%
Portfolio Turnover Rate	34%	57%	86%	91%	112%(4)

Class I Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.47	$9.54	$9.89	$9.59	$9.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.35(2)	0.33(2)	0.38(2)	0.28(2)	0.27
Net realized and unrealized gain/(loss)	(0.02)	(0.07)	(0.34)	0.30	—(3)
Total from Investment Operations	0.33	0.26	0.04	0.58	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.35)	(0.33)	(0.39)	(0.28)	(0.16)
Distributions (from capital gains)	—	—	—	—	—
Return of capital	—(3)	—(3)	—	—	(0.09)
Total Dividends and Distributions	(0.35)	(0.33)	(0.39)	(0.28)	(0.25)
Net Asset Value, End of Period	$9.45	$9.47	$9.54	$9.89	$9.59
Total Return*	3.55%	2.85%	0.42%	6.08%	2.77%
Net Assets, End of Period (in thousands)	$2,438	$3,140	$2,251	$2,302	$2,195
Average Net Assets for the Period (in thousands)	$2,440	$2,492	$2,257	$2,241	$3,457
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	1.51%	1.71%	1.88%	2.47%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.48%	0.49%	0.57%	0.77%	0.90%
Ratio of Net Investment Income/(Loss)	3.69%	3.56%	3.91%	2.84%	0.89%
Portfolio Turnover Rate	34%	57%	86%	91%	112%(4)

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Real Return Fund

Financial Highlights

Class S Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.54	$9.61	$9.96	$9.65	$9.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.32(2)	0.33(2)	0.33(2)	0.24(2)	0.13
Net realized and unrealized gain/(loss)	(0.02)	(0.07)	(0.34)	0.31	0.11
Total from Investment Operations	0.30	0.26	(0.01)	0.55	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.33)	(0.34)	(0.24)	(0.08)
Distributions (from capital gains)	—	—	—	—	—
Return of capital	—(3)	—(3)	—	—	(0.04)
Total Dividends and Distributions	(0.32)	(0.33)	(0.34)	(0.24)	(0.12)
Net Asset Value, End of Period	$9.52	$9.54	$9.61	$9.96	$9.65
Total Return*	3.20%	2.79%	(0.05)%	5.77%	2.51%
Net Assets, End of Period (in thousands)	$693	$868	$821	$2,097	$1,984
Average Net Assets for the Period (in thousands)	$735	$824	$957	$2,042	$3,207
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.79%	2.00%	2.15%	2.37%	2.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.56%	1.08%	1.14%	1.19%
Ratio of Net Investment Income/(Loss)	3.36%	3.48%	3.32%	2.47%	0.56%
Portfolio Turnover Rate	34%	57%	86%	91%	112%(4)

Class T Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.50	$9.57	$9.92	$9.61	$9.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.34(2)	0.33(2)	0.36(2)	0.27(2)	0.22
Net realized and unrealized gain/(loss)	(0.02)	(0.06)	(0.34)	0.30	0.04
Total from Investment Operations	0.32	0.27	0.02	0.57	0.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.34)	(0.37)	(0.26)	(0.13)
Distributions (from capital gains)	—	—	—	—	—
Return of capital	—(3)	—(3)	—	—	(0.07)
Total Dividends and Distributions	(0.34)	(0.34)	(0.37)	(0.26)	(0.20)
Net Asset Value, End of Period	$9.48	$9.50	$9.57	$9.92	$9.61
Total Return*	3.41%	2.85%	0.18%	6.01%	2.76%
Net Assets, End of Period (in thousands)	$2,685	$3,600	$2,765	$2,603	$2,028
Average Net Assets for the Period (in thousands)	$2,876	$2,943	$2,638	$2,694	$3,323
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.53%	1.75%	1.97%	2.16%	2.48%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.61%	0.51%	0.82%	0.92%	0.94%
Ratio of Net Investment Income/(Loss)	3.56%	3.54%	3.67%	2.70%	0.83%
Portfolio Turnover Rate	34%	57%	86%	91%	112%(4)

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

18	JUNE 30, 2017

Janus Henderson Real Return Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Real Return Fund (formerly named Janus Real Return Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks real return consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60

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Notes to Financial Statements

days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes

20	JUNE 30, 2017

Janus Henderson Real Return Fund

Notes to Financial Statements

amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund

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Notes to Financial Statements

will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

22	JUNE 30, 2017

Janus Henderson Real Return Fund

Notes to Financial Statements

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the year ended June 30, 2017, the average ending monthly market value amounts on purchased and sold futures contracts are $55,356 and $92,766, respectively. There were no futures held at June 30, 2017.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ (59,988)

Please see the “Net Realized Gain/(Loss) on Investments" section of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective.

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Janus Henderson Real Return Fund

Notes to Financial Statements

Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

24	JUNE 30, 2017

Janus Henderson Real Return Fund

Notes to Financial Statements

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets

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Janus Henderson Real Return Fund

Notes to Financial Statements

and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.55
Next $4 Billion	0.53
Over $5 Billion	0.50

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and

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Janus Henderson Real Return Fund

Notes to Financial Statements

Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.41% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2017. The previous expense limit (until November 1, 2016) was 0.47%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust

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Notes to Financial Statements

departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,736 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2017, Janus Distributors retained upfront sales charges of $150.

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Janus Henderson Real Return Fund

Notes to Financial Statements

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $733.

As of June 30, 2017, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	53%	6%
Class C Shares	57	7
Class D Shares	-	-
Class I Shares	64	8
Class S Shares	96	3
Class T Shares	57	7

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2017, the Fund engaged in cross trades amounting to $102,300 in purchases and $203,500 in sales, resulting in a net realized loss of $1,888. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ (1,058)	$ -	$ (1,012,599)	$ -	$ -	$ (278)	$ 214,677

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Janus Henderson Real Return Fund

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (591,549)	$ (421,050)	$ (1,012,599)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 20,124,817	$ 275,209	$ (60,532)	$ 214,677

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 738,086	$ -	$ 1,458	$ -

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 618,892	$ -	$ 1,041	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (1,456)	$ 5,095	$ (3,639)

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Janus Henderson Real Return Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	40,510	$ 384,778	429,398	$4,062,564
Reinvested dividends and distributions	12,344	117,752	13,257	125,503
Shares repurchased	(348,142)	(3,320,184)	(131,414)	(1,240,996)
Net Increase/(Decrease)	(295,288)	$(2,817,654)	311,241	$2,947,071
Class C Shares:
Shares sold	53,775	$ 510,306	91,972	$ 867,170
Reinvested dividends and distributions	7,566	71,778	6,333	59,693
Shares repurchased	(115,623)	(1,100,841)	(3,616)	(33,873)
Net Increase/(Decrease)	(54,282)	$ (518,757)	94,689	$ 892,990
Class D Shares:
Shares sold	452,823	$ 4,315,404	695,622	$6,599,241
Reinvested dividends and distributions	33,209	316,747	21,584	204,632
Shares repurchased	(355,072)	(3,383,292)	(250,183)	(2,366,949)
Net Increase/(Decrease)	130,960	$ 1,248,859	467,023	$4,436,924
Class I Shares:
Shares sold	126,418	$ 1,198,305	97,512	$ 916,030
Reinvested dividends and distributions	9,512	90,227	9,412	88,654
Shares repurchased	(209,418)	(1,995,043)	(11,218)	(105,219)
Net Increase/(Decrease)	(73,488)	$ (706,511)	95,706	$ 899,465
Class S Shares:
Shares sold	-	$ -	2,620	$ 25,063
Reinvested dividends and distributions	2,587	24,715	3,022	28,681
Shares repurchased	(20,804)	(200,036)	-	-
Net Increase/(Decrease)	(18,217)	$ (175,321)	5,642	$ 53,744
Class T Shares:
Shares sold	62,142	$ 591,785	140,758	$1,324,546
Reinvested dividends and distributions	10,713	101,904	10,961	103,598
Shares repurchased	(168,466)	(1,607,015)	(61,610)	(581,343)
Net Increase/(Decrease)	(95,611)	$ (913,326)	90,109	$ 846,801

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 3,803,821	$ 9,410,210	$ 3,099,731	$ 1,699,030

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the

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Janus Henderson Real Return Fund

Notes to Financial Statements

amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace joined the Trust’s Board of Trustees.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

32	JUNE 30, 2017

Janus Henderson Real Return Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson Real Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Henderson Real Return Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 15, 2017

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Janus Henderson Real Return Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

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nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

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• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-

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Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

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• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to

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help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

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• the terms of each New Shell Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2017, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Real Return Fund

Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Henderson Real Return Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Janus Henderson Real Return Fund

Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	53

Janus Henderson Real Return Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Real Return Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	55

Janus Henderson Real Return Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Real Return Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Janus Investment Fund	57

Janus Henderson Real Return Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Janus Henderson Real Return Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Real Return Fund

Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
19,871,781.837	11,061,796.161	461,844.472	868,027.936	2,003,952.420	14,395,620.989

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
55.666	2.324	4.368	10.084	72.443	76.841	3.208	6.030	13.921	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
19,871,781.837	10,686,079.545	1,092,213.919	613,365.675	2,003,961.850	14,395,620.989

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
53.775	5.496	3.087	10.084	72.443	74.231	7.587	4.261	13.921	100.000

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Janus Henderson Real Return Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2017:

Return of Capital Distributions	$1,458

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); and Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Real Return Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Mayur Saigal 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Real Return Fund	10/13-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Henderson Real Return Fund	10/12-Present	Vice President of Janus Capital and Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Trustees and Officers (unaudited)

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation (2012-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93029 08-17

ANNUAL REPORT June 30, 2017

Janus Henderson Select Value Fund (formerly named Perkins Select Value Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Select Value Fund

Janus Henderson Select Value Fund (unaudited)

FUND SNAPSHOT

We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.

Robert Perkins co-portfolio manager	Alec Perkins co-portfolio manager

PERFORMANCE REVIEW

During the 12 months ended June 30, 2017, Janus Henderson Select Value Fund’s Class I Shares returned 18.66%, while the Fund’s benchmark, the Russell 3000 Value Index, returned 16.21%. The energy sector was the leading contributor to our outperformance primarily due to our strong stock selection but also because of our underweight position relative to the benchmark. Industrials and utilities holdings also aided relative performance. Relative detractors included our underweight in financials and our stock selection in consumer staples and materials.

MARKET ENVIRONMENT

U.S. stocks registered solid gains over the 12-month period. The early-period advance came as markets regained their footing after the UK’s decision to exit the European Union shook the market. Unexpected election results in the US boosted stocks further on the hope that the Trump administration would champion pro-growth reforms. This possibility helped investors take in stride a December interest rate hike – a move the Federal Reserve (Fed) repeated in March and June. While Fed Chairwoman Janet Yellen commented that the U.S. economy could withstand an additional rate increase in the latter part of 2017 despite softening economic data, several benchmark stock indices achieved record highs by period end.

CONTRIBUTORS

Northeast regional bank Citizens Financial Group was the leading contributor during the period. The strong rally in the banking sector in the wake of the U.S. election and subsequent revisions to macroeconomic expectations boosted the stock at the end of 2016. During the period, Citizens outperformed the KBW Bank Index – a measure of the U.S. banking sector – in part due to Citizens’ higher asset sensitivity, which can result in greater earnings growth with higher interest rates under the expected macroeconomic scenario.

OceanFirst Financial Corp. is a New Jersey based bank offering a wide variety of financial services to the communities they serve. Similar to Citizens, OceanFirst benefited from the bank rally following the U.S. election. It has also done a solid job of integrating recent bank acquisitions and increasing market share. With the stock continuing to sell at relatively attractive multiples both on tangible book value and on a price to earnings basis we have continued to hold OceanFirst shares.

Another leading contributor was Cedar Fair LP, which owns and operates family-oriented amusement parks. The stock benefited after the company reported strong financial results and reiterated its long-term guidance during the period. The company continues to benefit from a healthy U.S. consumer, strong season pass sales and progress on park expansions and seasonal themed events. We added to our position during the period.

DETRACTORS

Casey’s General Stores, a convenience store operator located predominantly in the Midwest and Southeastern U.S., was the leading detractor. The stock has historically been an outperformer for us, but was down in the period as the company reported what we view as an atypical quarterly earnings decline due to lower inside-store sales stemming in part, from a weaker farm economy. In addition, concern on Casey’s ability to generate earnings from blending ethanol was another headwind for the stock. That said, with Casey’s focus on small-town retail locations, and ownership of most of its real estate, we believe the company remains well positioned in the convenience store space. Lower gasoline prices increase gasoline volumes sold while keeping margins high, and allow the consumer to spend more for purchases inside a Casey’s store. The company continues to work on generating greater returns per store through store

Janus Investment Fund	1

Janus Henderson Select Value Fund (unaudited)

remodels, adding pizza delivery, and holding more stores open 24 hours. They continue to grow the store base and are seeing early success in their expansion into the Southeastern U.S.

Sally Beauty Holdings is a retailer of beauty products and sells to retail customers (approximately 70% of revenue) and salon professionals (approximately 30% of revenue). The company made mistakes during the last year, including changing packaging, altering their store layout, issues with a core technology platform upgrade, and – perhaps most meaningfully – with implementing changes to the technology and structure of its customer loyalty program. These mistakes have occurred against the backdrop of a challenged retail environment and increasing pressure from online and physical competitors. Given these concerns, we exited our position during the period.

American multinational oil and gas exploration and production company Occidental Petroleum Corporation also underperformed amid the weakness in crude oil prices. Their acquisition in the Permian was construed by the market as a negative and was poorly timed from a commodity price perspective. However, we remain positive on the stock, and added to the position on weakness during the period as our risk reward remains favorable, we have been collecting a 5% dividend yield while we wait, and we believe Occidental is well positioned from an asset quality and balance sheet perspective for a variety of commodity environments going forward.

OUTLOOK AND POSITIONING

The U.S. stock market continued to post new all-time highs, and the risks to the downside seem to grow with each passing quarter. While it is unclear what the trigger point will be in a market that is richly valued on many metrics, one increasingly likely possibility is that monetary largesse will be reduced. Several central bankers around the world have communicated that through a combination of higher interest rates and reduced bond buying programs/balance sheet shrinkage, monetary policy will not be as accommodative as it has been. This was again reiterated in late June by U.S. monetary policymakers. In addition, the Fed noted that higher stock market valuations reflect increased risk appetites on the part of investors. Meanwhile, Washington, D.C., has offered very little in the way of material policy changes that would be beneficial to the economy beyond some modest regulatory relief. Complacency in the market as measured by the VIX Index at historically low levels would seem to be unstainable in the long term.

Globally, the geopolitical risks seem to be increasing. Other warning signals – whether they be weaker energy prices, the recent flattening of the yield curve, or continued sluggish U.S. GDP growth that will most likely see forecasts ratcheted down again – are worth monitoring. We have advocated being defensively positioned given the large gains experienced in 2016 and so far this has worked well. We believe the same defensiveness is warranted today. With equities behaving as if they are nearly bulletproof, we believe our continued cautious approach with emphasis on the downside and preservation of capital is more important now than ever. We will of course be pleased if the market rallies further, but the risk to the downside becomes even more acute in that scenario.

Thank you for your investment with us in Janus Henderson Select Value Fund.

2	JUNE 30, 2017

Janus Henderson Select Value Fund (unaudited)

Fund At A Glance

June 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Citizens Financial Group Inc	1.81%	Casey's General Stores Inc	-0.63%
	OceanFirst Financial Corp	1.26%	Sally Beauty Holdings Inc	-0.42%
	Cedar Fair LP	1.03%	Occidental Petroleum Corp	-0.26%
	Equity LifeStyle Properties Inc	0.83%	Williams-Sonoma Inc	-0.08%
	Delek US Holdings Inc	0.82%	Patterson Cos Inc	-0.08%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 3000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Energy	2.78%	8.02%	12.17%
	Utilities	1.12%	0.26%	6.36%
	Industrials	1.09%	16.06%	10.14%
	Telecommunication Services	1.01%	0.00%	3.48%
	Real Estate	0.94%	8.36%	4.30%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 3000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Other**	-1.88%	11.05%	0.00%
	Financials	-1.08%	16.17%	26.86%
	Materials	-0.39%	2.74%	3.02%
	Consumer Staples	-0.38%	3.41%	8.10%
	Consumer Discretionary	-0.26%	5.27%	5.12%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Select Value Fund (unaudited)

Fund At A Glance

June 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
Equity LifeStyle Properties Inc
Equity Real Estate Investment Trusts (REITs)	4.3%
Cedar Fair LP
Hotels, Restaurants & Leisure	4.2%
Pfizer Inc
Pharmaceuticals	3.9%
Johnson & Johnson
Pharmaceuticals	3.6%
Berkshire Hathaway Inc
Diversified Financial Services	3.1%
19.1%

Asset Allocation - (% of Net Assets)
Common Stocks	90.5%
Repurchase Agreements	9.9%
Other	(0.4)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2017	As of June 30, 2016

4	JUNE 30, 2017

Janus Henderson Select Value Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2017				per the October 28, 2016 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	18.43%	11.84%	12.21%	1.17%	1.00%
Class A Shares at MOP	11.65%	10.52%	11.01%
Class C Shares at NAV	17.34%	10.96%	11.33%	1.98%	1.82%
Class C Shares at CDSC	16.34%	10.96%	11.33%
Class D Shares(1)	18.60%	12.08%	12.44%	1.00%	0.77%
Class I Shares	18.66%	12.21%	12.56%	0.88%	0.72%
Class S Shares	18.30%	11.76%	12.09%	1.27%	1.13%
Class T Shares	18.48%	12.01%	12.36%	1.02%	0.87%
Russell 3000 Value Index	16.21%	13.89%	14.97%
Morningstar Quartile - Class I Shares	2nd	3rd	4th
Morningstar Ranking - based on total returns for Mid-Cap Blend Funds	123/462	282/389	295/377

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2017.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Henderson Select Value Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 15, 2011

(1) Closed to certain new investors.

6	JUNE 30, 2017

Janus Henderson Select Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Net Annualized Expense Ratio (1/1/17 - 6/30/17)
Class A Shares	$1,000.00	$1,057.10	$5.87	$1,000.00	$1,019.09	$5.76	1.15%
Class C Shares	$1,000.00	$1,052.50	$9.82	$1,000.00	$1,015.22	$9.64	1.93%
Class D Shares	$1,000.00	$1,057.60	$4.69	$1,000.00	$1,020.23	$4.61	0.92%
Class I Shares	$1,000.00	$1,057.60	$4.44	$1,000.00	$1,020.48	$4.36	0.87%
Class S Shares	$1,000.00	$1,057.10	$5.97	$1,000.00	$1,018.99	$5.86	1.17%
Class T Shares	$1,000.00	$1,057.60	$5.25	$1,000.00	$1,019.69	$5.16	1.03%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Select Value Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – 90.5%
Banks – 12.2%
Access National Corp	.55,000	$1,458,600
Citizens Financial Group Inc	65,000	2,319,200
Evans Bancorp Inc	49,798	1,989,430
First Hawaiian Inc	75,000	2,296,500
Pinnacle Financial Partners Inc	13,087	821,863
Prosperity Bancshares Inc	20,000	1,284,800
Umpqua Holdings Corp	65,000	1,193,400
Wells Fargo & Co	40,000	2,216,400
		13,580,193
Biotechnology – 0.8%
AbbVie Inc	12,000	870,120
Capital Markets – 0.7%
Cohen & Steers Inc	20,000	810,800
Chemicals – 0.8%
Valvoline Inc	35,000	830,200
Commercial Services & Supplies – 5.0%
Cintas Corp	15,000	1,890,600
UniFirst Corp/MA	12,000	1,688,400
Waste Connections Inc	30,000	1,932,600
		5,511,600
Communications Equipment – 2.1%
F5 Networks Inc*	18,000	2,287,080
Diversified Financial Services – 3.1%
Berkshire Hathaway Inc*	20,000	3,387,400
Electrical Equipment – 3.5%
Generac Holdings Inc*	48,000	1,734,240
Thermon Group Holdings Inc*	110,000	2,108,700
		3,842,940
Energy Equipment & Services – 2.3%
Keane Group Inc*	75,000	1,200,000
Mammoth Energy Services Inc*	70,000	1,302,000
		2,502,000
Equity Real Estate Investment Trusts (REITs) – 11.6%
Equity Commonwealth*	85,000	2,686,000
Equity LifeStyle Properties Inc	55,000	4,748,700
Equity Residential	15,000	987,450
Extra Space Storage Inc	8,000	624,000
Lamar Advertising Co	12,000	882,840
Sun Communities Inc	15,000	1,315,350
Weyerhaeuser Co	50,000	1,675,000
		12,919,340
Food & Staples Retailing – 2.9%
Casey's General Stores Inc	30,000	3,213,300
Food Products – 1.6%
Cal-Maine Foods Inc*	45,000	1,782,000
Health Care Equipment & Supplies – 1.5%
Stryker Corp	12,000	1,665,360
Health Care Providers & Services – 4.5%
AmerisourceBergen Corp	20,000	1,890,600
Laboratory Corp of America Holdings*	20,000	3,082,800
		4,973,400
Health Care Technology – 1.0%
Omnicell Inc*	26,000	1,120,600
Hotels, Restaurants & Leisure – 4.2%
Cedar Fair LP	65,000	4,686,500
Independent Power and Renewable Electricity Producers – 0.7%
NextEra Energy Partners LP	20,000	739,800
Information Technology Services – 2.2%
Jack Henry & Associates Inc	8,000	830,960

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2017

Janus Henderson Select Value Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Information Technology Services – (continued)
Total System Services Inc	.28,000	$1,631,000
		2,461,960
Internet Software & Services – 2.9%
Alphabet Inc - Class A*	3,500	3,253,880
Life Sciences Tools & Services – 2.0%
INC Research Holdings Inc*	38,000	2,223,000
Machinery – 1.7%
Donaldson Co Inc	18,000	819,720
Trinity Industries Inc	40,000	1,121,200
		1,940,920
Marine – 1.0%
Irish Continental Group PLC	200,000	1,160,268
Metals & Mining – 0.6%
Compass Minerals International Inc	10,000	653,000
Oil, Gas & Consumable Fuels – 3.1%
Enterprise Products Partners LP	30,000	812,400
Occidental Petroleum Corp	44,000	2,634,280
		3,446,680
Pharmaceuticals – 9.4%
Johnson & Johnson	30,000	3,968,700
Merck & Co Inc	15,000	961,350
Novartis AG (ADR)	14,000	1,168,580
Pfizer Inc	130,000	4,366,700
		10,465,330
Road & Rail – 2.3%
AMERCO	3,500	1,281,210
Union Pacific Corp	12,000	1,306,920
		2,588,130
Software – 4.4%
Check Point Software Technologies Ltd*	25,000	2,727,000
Synopsys Inc*	30,000	2,187,900
		4,914,900
Thrifts & Mortgage Finance – 2.4%
OceanFirst Financial Corp	100,000	2,712,000
Total Common Stocks (cost $80,383,165)		100,542,701
Repurchase Agreements – 9.9%
Undivided interest of 12.9% in a joint repurchase agreement (principal amount $85,300,000 with a maturity value of $85,307,037) with ING Financial Markets LLC, 0.9900%, dated 6/30/17, maturing 7/3/17 to be repurchased at $11,000,908 collateralized by $87,580,000 in U.S. Treasuries 2.0000%, 6/30/24 with a value of $87,008,976 (cost $11,000,000)	$11,000,000	11,000,000
Total Investments (total cost $91,383,165) – 100.4%		111,542,701
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(418,299)
Net Assets – 100%		$111,124,402

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$106,486,853	95.5%
Israel	2,727,000	2.4
Switzerland	1,168,580	1.1
Ireland	1,160,268	1.0

Total	$111,542,701	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Select Value Fund

Notes to Schedule of Investments and Other Information

Russell 3000® Value Index	Russell 3000® Value Index reflects the performance of U.S. equities with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$100,542,701	$-	$-
Repurchase Agreements	-	11,000,000	-
Total Assets	$100,542,701	$11,000,000	$-

10	JUNE 30, 2017

Janus Henderson Select Value Fund

Statement of Assets and Liabilities

June 30, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost(1)	$91,383,165
Investments, at value	100,542,701
Repurchase agreements, at value	11,000,000
Cash	50,769
Non-interested Trustees' deferred compensation	1,977
Receivables:
Dividends	105,449
Foreign tax reclaims	38,872
Fund shares sold	17,293
Interest	908
Other assets	119
Total Assets	111,758,088
Liabilities:
Payables:	—
Investments purchased	455,574
Advisory fees	71,034
Professional fees	32,100
Fund shares repurchased	24,521
Transfer agent fees and expenses	22,758
Non-interested Trustees' deferred compensation fees	1,977
Fund administration fees	925
Non-interested Trustees' fees and expenses	598
12b-1 Distribution and shareholder servicing fees	421
Custodian fees	159
Accrued expenses and other payables	23,619
Total Liabilities	633,686
Net Assets	$111,124,402

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Select Value Fund

Statement of Assets and Liabilities

June 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$87,052,643
Undistributed net investment income/(loss)	(1,976)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	3,922,946
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	20,150,789
Total Net Assets	$111,124,402
Net Assets - Class A Shares	$457,402
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	33,364
Net Asset Value Per Share(2)	$13.71
Maximum Offering Price Per Share(3)	$14.55
Net Assets - Class C Shares	$351,802
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	26,193
Net Asset Value Per Share(2)	$13.43
Net Assets - Class D Shares	$25,383,778
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,844,530
Net Asset Value Per Share	$13.76
Net Assets - Class I Shares	$74,412,558
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,398,492
Net Asset Value Per Share	$13.78
Net Assets - Class S Shares	$81,792
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,967
Net Asset Value Per Share	$13.71
Net Assets - Class T Shares	$10,437,070
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	758,715
Net Asset Value Per Share	$13.76

(1) Includes cost of repurchase agreements of $11,000,000.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	JUNE 30, 2017

Janus Henderson Select Value Fund

Statement of Operations

For the year ended June 30, 2017

Investment Income:
Dividends	$1,592,561
Interest	51,222
Foreign tax withheld	(105)
Total Investment Income	1,643,678
Expenses:
Advisory fees	635,379
12b-1Distribution and shareholder servicing fees:
Class A Shares	883
Class C Shares	2,455
Class S Shares	187
Transfer agent administrative fees and expenses:
Class D Shares	24,086
Class S Shares	187
Class T Shares	15,285
Transfer agent networking and omnibus fees:
Class A Shares	391
Class C Shares	331
Class I Shares	70,199
Other transfer agent fees and expenses:
Class A Shares	42
Class C Shares	29
Class D Shares	6,354
Class I Shares	3,312
Class T Shares	115
Registration fees	94,482
Professional fees	45,315
Fund administration fees	9,086
Shareholder reports expense	6,960
Custodian fees	3,298
Non-interested Trustees’ fees and expenses	2,584
Other expenses	14,664
Total Expenses	935,624
Less: Excess Expense Reimbursement	(108,177)
Net Expenses	827,447
Net Investment Income/(Loss)	816,231
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	5,204,044
Total Net Realized Gain/(Loss) on Investments	5,204,044
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	9,548,213
Total Change in Unrealized Net Appreciation/Depreciation	9,548,213
Net Increase/(Decrease) in Net Assets Resulting from Operations	$15,568,488

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Select Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2017	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$816,231	$911,599
Net realized gain/(loss) on investments	5,204,044	2,026,653
Change in unrealized net appreciation/depreciation	9,548,213	423,143
Net Increase/(Decrease) in Net Assets Resulting from Operations	15,568,488	3,361,395
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(3,555)	(356)
Class C Shares	(1,282)	—
Class D Shares	(179,178)	(38,511)
Class I Shares	(610,340)	(435,963)
Class S Shares	(648)	(196)
Class T Shares	(40,478)	(4,607)
Total Dividends from Net Investment Income	(835,481)	(479,633)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(17,531)	(5,752)
Class C Shares	(9,113)	(1,938)
Class D Shares	(844,491)	(381,018)
Class I Shares	(2,899,095)	(4,052,601)
Class S Shares	(3,315)	(2,976)
Class T Shares	(195,120)	(81,294)
Total Distributions from Net Realized Gain from Investment Transactions	(3,968,665)	(4,525,579)
Net Decrease from Dividends and Distributions to Shareholders	(4,804,146)	(5,005,212)
Capital Share Transactions:
Class A Shares	157,583	172,323
Class C Shares	162,441	106,602
Class D Shares	14,881,567	2,064,735
Class I Shares	(4,731,134)	2,101,650
Class S Shares	19,697	3,172
Class T Shares	7,679,540	761,300
Net Increase/(Decrease) from Capital Share Transactions	18,169,694	5,209,782
Net Increase/(Decrease) in Net Assets	28,934,036	3,565,965
Net Assets:
Beginning of period	82,190,366	78,624,401
End of period	$111,124,402	$82,190,366

Undistributed Net Investment Income/(Loss)	$(1,976)	$349,573

See Notes to Financial Statements.

14	JUNE 30, 2017

Janus Henderson Select Value Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$12.20	$12.50	$12.85		$11.76	$10.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(1)	0.11(1)	0.09(1)		0.17(1)	0.11
Net realized and unrealized gain/(loss)	2.15	0.35	0.31		1.79	1.66
Total from Investment Operations	2.22	0.46	0.40		1.96	1.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.04)	(0.17)		(0.11)	(0.10)
Distributions (from capital gains)	(0.59)	(0.72)	(0.58)		(0.76)	(0.73)
Total Dividends and Distributions	(0.71)	(0.76)	(0.75)		(0.87)	(0.83)
Net Asset Value, End of Period	$13.71	$12.20	$12.50		$12.85	$11.76
Total Return*	18.43%	4.22%	3.21%		17.25%	17.16%
Net Assets, End of Period (in thousands)	$457	$265	$95		$132	$109
Average Net Assets for the Period (in thousands)	$351	$118	$120		$114	$108
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%	1.17%	1.16%		1.34%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.01%	1.03%		1.23%	1.21%
Ratio of Net Investment Income/(Loss)	0.57%	0.96%	0.73%		1.39%	1.13%
Portfolio Turnover Rate	49%	77%	54%		76%	62%
				1

Class C Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.04	$12.39	$12.72	$11.68	$10.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(1)	(0.01)(1)	(0.01)(1)	0.08(1)	0.03
Net realized and unrealized gain/(loss)	2.09	0.38	0.31	1.78	1.65
Total from Investment Operations	2.06	0.37	0.30	1.86	1.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	—	(0.05)	(0.06)	(0.05)
Distributions (from capital gains)	(0.59)	(0.72)	(0.58)	(0.76)	(0.73)
Total Dividends and Distributions	(0.67)	(0.72)	(0.63)	(0.82)	(0.78)
Net Asset Value, End of Period	$13.43	$12.04	$12.39	$12.72	$11.68
Total Return*	17.34%	3.44%	2.43%	16.38%	16.24%
Net Assets, End of Period (in thousands)	$352	$165	$54	$183	$124
Average Net Assets for the Period (in thousands)	$244	$80	$116	$157	$103
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.99%	1.98%	1.96%	2.10%	2.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.89%	1.83%	1.83%	1.95%	1.97%
Ratio of Net Investment Income/(Loss)	(0.23)%	(0.05)%	(0.05)%	0.65%	0.36%
Portfolio Turnover Rate	49%	77%	54%	76%	62%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Select Value Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.23	$12.53	$12.88	$11.78	$10.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.14(1)	0.12(1)	0.19(1)	0.13
Net realized and unrealized gain/(loss)	2.14	0.35	0.32	1.81	1.66
Total from Investment Operations	2.24	0.49	0.44	2.00	1.79
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.07)	(0.21)	(0.14)	(0.11)
Distributions (from capital gains)	(0.59)	(0.72)	(0.58)	(0.76)	(0.73)
Total Dividends and Distributions	(0.71)	(0.79)	(0.79)	(0.90)	(0.84)
Net Asset Value, End of Period	$13.76	$12.23	$12.53	$12.88	$11.78
Total Return*	18.60%	4.46%	3.49%	17.56%	17.34%
Net Assets, End of Period (in thousands)	$25,384	$8,601	$6,612	$6,830	$5,742
Average Net Assets for the Period (in thousands)	$19,932	$6,736	$6,494	$5,827	$4,266
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.02%	1.00%	0.99%	1.06%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.77%	0.80%	0.97%	1.01%
Ratio of Net Investment Income/(Loss)	0.78%	1.14%	0.93%	1.57%	1.43%
Portfolio Turnover Rate	49%	77%	54%	76%	62%

Class I Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.24	$12.54	$12.90	$11.80	$10.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.14(1)	0.13(1)	0.22(1)	0.15
Net realized and unrealized gain/(loss)	2.13	0.36	0.32	1.81	1.67
Total from Investment Operations	2.25	0.50	0.45	2.03	1.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.08)	(0.23)	(0.17)	(0.12)
Distributions (from capital gains)	(0.59)	(0.72)	(0.58)	(0.76)	(0.73)
Total Dividends and Distributions	(0.71)	(0.80)	(0.81)	(0.93)	(0.85)
Net Asset Value, End of Period	$13.78	$12.24	$12.54	$12.90	$11.80
Total Return*	18.66%	4.50%	3.58%	17.76%	17.61%
Net Assets, End of Period (in thousands)	$74,413	$70,980	$70,486	$80,260	$64,631
Average Net Assets for the Period (in thousands)	$70,351	$68,578	$71,660	$72,827	$61,876
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.88%	0.84%	0.89%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.72%	0.71%	0.79%	0.87%
Ratio of Net Investment Income/(Loss)	0.88%	1.19%	1.02%	1.78%	1.46%
Portfolio Turnover Rate	49%	77%	54%	76%	62%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	JUNE 30, 2017

Janus Henderson Select Value Fund

Financial Highlights

Class S Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.21	$12.49	$12.87	$11.77	$10.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(1)	0.12(1)	0.07(1)	0.14(1)	0.09
Net realized and unrealized gain/(loss)	2.12	0.37	0.33	1.79	1.66
Total from Investment Operations	2.20	0.49	0.40	1.93	1.75
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.05)	(0.20)	(0.07)	(0.06)
Distributions (from capital gains)	(0.59)	(0.72)	(0.58)	(0.76)	(0.73)
Total Dividends and Distributions	(0.70)	(0.77)	(0.78)	(0.83)	(0.79)
Net Asset Value, End of Period	$13.71	$12.21	$12.49	$12.87	$11.77
Total Return*	18.30%	4.41%	3.18%	16.91%	16.91%
Net Assets, End of Period (in thousands)	$82	$54	$52	$15	$13
Average Net Assets for the Period (in thousands)	$74	$51	$43	$14	$12
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.34%	1.27%	1.23%	1.65%	1.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	0.89%	1.10%	1.45%	1.40%
Ratio of Net Investment Income/(Loss)	0.60%	1.02%	0.54%	1.11%	0.94%
Portfolio Turnover Rate	49%	77%	54%	76%	62%

Class T Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.24	$12.51	$12.87	$11.77	$10.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.12(1)	0.09(1)	0.19(1)	0.13
Net realized and unrealized gain/(loss)	2.14	0.37	0.33	1.81	1.65
Total from Investment Operations	2.23	0.49	0.42	2.00	1.78
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.04)	(0.20)	(0.14)	(0.10)
Distributions (from capital gains)	(0.59)	(0.72)	(0.58)	(0.76)	(0.73)
Total Dividends and Distributions	(0.71)	(0.76)	(0.78)	(0.90)	(0.83)
Net Asset Value, End of Period	$13.76	$12.24	$12.51	$12.87	$11.77
Total Return*	18.48%	4.43%	3.39%	17.52%	17.25%
Net Assets, End of Period (in thousands)	$10,437	$2,125	$1,326	$2,022	$1,357
Average Net Assets for the Period (in thousands)	$6,057	$1,593	$2,906	$1,595	$1,274
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.10%	1.02%	1.01%	1.16%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	0.86%	0.89%	1.04%	1.11%
Ratio of Net Investment Income/(Loss)	0.66%	1.05%	0.72%	1.53%	1.25%
Portfolio Turnover Rate	49%	77%	54%	76%	62%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Select Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Select Value Fund (formerly named Perkins Select Value Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60

18	JUNE 30, 2017

Janus Henderson Select Value Fund

Notes to Financial Statements

days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

Financial assets of $935,669 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current year.

Janus Investment Fund	19

Janus Henderson Select Value Fund

Notes to Financial Statements

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

20	JUNE 30, 2017

Janus Henderson Select Value Fund

Notes to Financial Statements

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal

Janus Investment Fund	21

Janus Henderson Select Value Fund

Notes to Financial Statements

conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$11,000,000	$—	$(11,000,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

22	JUNE 30, 2017

Janus Henderson Select Value Fund

Notes to Financial Statements

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.70%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 3000® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable..

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended June 30, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.65%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund's performance relative to the Fund's benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.77% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is

Janus Investment Fund	23

Janus Henderson Select Value Fund

Notes to Financial Statements

not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

24	JUNE 30, 2017

Janus Henderson Select Value Fund

Notes to Financial Statements

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,736 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2017.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2017, Janus Distributors retained upfront sales charges of $1,306.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $245.

As of June 30, 2017, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class S Shares	78	-*
Class T Shares	-	-

* Less than 0.50%

Janus Investment Fund	25

Janus Henderson Select Value Fund

Notes to Financial Statements

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 548,350	$ 3,026,670	$ -	$ -	$ -	$ (10,729)	$ 20,507,468

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 91,035,233	$20,836,982	$ (329,514)	$ 20,507,468

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,372,449	$ 3,431,697	$ -	$ -

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 479,633	$ 4,525,579	$ -	$ -

26	JUNE 30, 2017

Janus Henderson Select Value Fund

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$(332,299)	$332,299

5. Capital Share Transactions

	Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	25,224	$ 337,009	20,428	$ 243,607
Reinvested dividends and distributions	1,612	21,086	542	6,108
Shares repurchased	(15,176)	(200,512)	(6,899)	(77,392)
Net Increase/(Decrease)	11,660	$ 157,583	14,071	$ 172,323
Class C Shares:
Shares sold	17,841	$ 232,924	11,303	$ 130,235
Reinvested dividends and distributions	808	10,395	174	1,938
Shares repurchased	(6,172)	(80,878)	(2,112)	(25,571)
Net Increase/(Decrease)	12,477	$ 162,441	9,365	$ 106,602
Class D Shares:
Shares sold	2,346,828	$30,973,451	269,825	$3,204,330
Reinvested dividends and distributions	77,463	1,015,535	36,486	411,196
Shares repurchased	(1,282,864)	(17,107,419)	(131,013)	(1,550,791)
Net Increase/(Decrease)	1,141,427	$14,881,567	175,298	$2,064,735
Class I Shares:
Shares sold	254,843	$ 3,394,057	59,740	$ 702,560
Reinvested dividends and distributions	267,284	3,509,435	397,922	4,488,565
Shares repurchased	(920,408)	(11,634,626)	(283,367)	(3,089,475)
Net Increase/(Decrease)	(398,281)	$ (4,731,134)	174,295	$2,101,650
Class S Shares:
Shares sold	1,243	$ 15,734	-	$ -
Reinvested dividends and distributions	303	3,963	282	3,172
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	1,546	$ 19,697	282	$ 3,172
Class T Shares:
Shares sold	744,880	$ 9,800,890	122,770	$1,413,225
Reinvested dividends and distributions	17,971	235,598	7,615	85,901
Shares repurchased	(177,805)	(2,356,948)	(62,736)	(737,826)
Net Increase/(Decrease)	585,046	$ 7,679,540	67,649	$ 761,300

Janus Investment Fund	27

Janus Henderson Select Value Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$60,517,914	$ 42,141,442	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. In addition, the consummation of the Merger may have been deemed to cause an assignment of the investment sub-advisory agreement between Janus Capital and Perkins Investment Management LLC (“Perkins”) on behalf of the Fund in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement and investment sub-advisory agreement to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment sub-advisory agreement between Janus Capital and Perkins on behalf of the Fund (the “Post-Merger Sub-Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory and Sub-Advisory Agreements

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, each of which took effect upon consummation of the Merger.

28	JUNE 30, 2017

Janus Henderson Select Value Fund

Notes to Financial Statements

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2017 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	29

Janus Henderson Select Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson Select Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Henderson Select Value Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 15, 2017

30	JUNE 30, 2017

Janus Henderson Select Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

Janus Investment Fund	31

Janus Henderson Select Value Fund

Additional Information (unaudited)

nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

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Janus Henderson Select Value Fund

Additional Information (unaudited)

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Janus Henderson Select Value Fund

Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-

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Janus Henderson Select Value Fund

Additional Information (unaudited)

Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

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Janus Henderson Select Value Fund

Additional Information (unaudited)

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to

36	JUNE 30, 2017

Janus Henderson Select Value Fund

Additional Information (unaudited)

help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

Janus Investment Fund	37

Janus Henderson Select Value Fund

Additional Information (unaudited)

• the terms of each New Shell Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Janus Henderson Select Value Fund

Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

Janus Investment Fund	39

Janus Henderson Select Value Fund

Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2017, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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Janus Henderson Select Value Fund

Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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Additional Information (unaudited)

approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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Additional Information (unaudited)

reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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Additional Information (unaudited)

reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

48	JUNE 30, 2017

Janus Henderson Select Value Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

Janus Investment Fund	49

Janus Henderson Select Value Fund

Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

50	JUNE 30, 2017

Janus Henderson Select Value Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	51

Janus Henderson Select Value Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

52	JUNE 30, 2017

Janus Henderson Select Value Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	53

Janus Henderson Select Value Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

54	JUNE 30, 2017

Janus Henderson Select Value Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	55

Janus Henderson Select Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

56	JUNE 30, 2017

Janus Henderson Select Value Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

Janus Investment Fund	57

Janus Henderson Select Value Fund

Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

58	JUNE 30, 2017

Janus Henderson Select Value Fund

Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
95,104,345.765	71,973,675.473	425,198.310	714,516.167	1,282,877.710	74,396,267.669

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
75.679	0.447	0.751	1.349	78.226	96.744	0.572	0.960	1.724	100.000

2B. To approve a new sub-advisory agreement between the Adviser and Perkins Investment Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
95,104,345.765	71,827,281.660	488,259.260	797,849.038	1,282,877.710	74,396,267.669

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
75.525	0.513	0.839	1.349	78.226	96.547	0.656	1.072	1.724	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
95,104,345.765	71,112,888.136	1,031,335.559	969,179.293	1,282,864.680	74,396,267.669

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
74.774	1.084	1.019	1.349	78.226	95.587	1.386	1.303	1.724	100.000

Janus Investment Fund	59

Janus Henderson Select Value Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2017:

Capital Gain Distributions	$3,431,697
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

60	JUNE 30, 2017

Janus Henderson Select Value Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Janus Investment Fund	61

Janus Henderson Select Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

62	JUNE 30, 2017

Janus Henderson Select Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); and Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	63

Janus Henderson Select Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

64	JUNE 30, 2017

Janus Henderson Select Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	65

Janus Henderson Select Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

66	JUNE 30, 2017

Janus Henderson Select Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	67

Janus Henderson Select Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation

68	JUNE 30, 2017

Janus Henderson Select Value Fund

Trustees and Officers (unaudited)

(2012-2017).
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	69

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93033 08-17

ANNUAL REPORT June 30, 2017

Janus Henderson Short-Term Bond Fund (formerly named Janus Short-Term Bond Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Short-Term Bond Fund

Janus Henderson Short-Term Bond Fund (unaudited)

FUND SNAPSHOT This dynamic, short duration bond fund seeks risk-adjusted returns and capital preservation. Our approach leverages a bottom-up, fundamentally driven investment process.	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE SUMMARY

During the one-year period ended June 30, 2017, Janus Henderson Short-Term Bond Fund’s Class I Shares returned 0.82% compared with 0.35% for the Fund’s benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index.

MARKET ENVIRONMENT

Rates rallied through the first few days of the period as market participants digested the United Kingdom’s decision to exit the European Union. Accommodative monetary policy abroad also drove investors toward the relatively attractive yields on U.S. Treasurys, pushing the yield on the 10-year note to all-time lows. The “risk-off” mindset was, however, short-lived. Corporate credit spreads quickly resumed tightening and rates generally rose as market concerns ebbed. U.S. economic data was improving and signs of inflation emerged. The unexpected election of Donald Trump to the U.S. presidency kept corporate credit in favor, as investors expressed optimism over the new administration’s pro-growth, business-friendly platform. In December, the Federal Reserve (Fed) announced an increase to the target federal funds rate, its first of three during the period.

In the latter half of the period, Washington’s general lack of progress on reform initiatives caused investors to begin reassessing the prospect of reflation. Downward pressure on the price of crude oil amid a ramp-up in U.S. production created further uncertainty on the inflation front. Economic data also softened, with core inflation, for example, falling below the Fed’s 2% target. Intermediate and longer dated Treasurys rallied as investors expressed renewed concern over the economic outlook. Still, Fed Chairwoman Janet Yellen indicated that the economy was likely healthy enough to withstand additional interest rate increases. These comments, along with a stream of hawkish comments from other developed-world central bank leaders, caused rates to sell off near period end.

Despite these gyrations, rates rose across the U.S. Treasury curve over the course of the year. The yield on the 2-year note finished June at 1.38%, up from 0.58% a year prior. Corporate credit registered strong gains, and both investment-grade and high-yield spreads tightened substantially.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, for the period. Outperformance was driven by our investment-grade corporate credit exposure. Our overweight allocation benefited results as spreads tightened. Our emphasis on owning securities in the lowest tier of investment-grade ratings was particularly accretive as “riskier” assets performed well during the period. For similar reasons, an out-of-index allocation to high yield contributed positively to performance. Within our corporate credit allocation, our continued focus on securities that provide greater spread carry than the index supported results. Carry is a measure of excess income generated by the Fund’s holdings.

At the credit sector level, leading contributors included banking, technology and midstream energy. Our overweight allocations in all three sectors contributed to relative performance. Banks, and financials in general, benefited from the prospect of a more relaxed regulatory environment under the Trump administration and rising interest rates, which help pad net interest income. Our position in Ally Financial also aided outperformance in the banking sector. We like the online bank and provider of auto financing for its focus on obtaining investment-grade ratings through balance sheet improvement.

Within midstream energy, our overweight position in Kinder Morgan Energy Partners contributed to outperformance. The energy storage and transportation company is the largest transporter of natural gas in the U.S. We appreciate Kinder Morgan’s set of high-quality assets and believe the company’s efforts to repair its

Janus Investment Fund	1

Janus Henderson Short-Term Bond Fund (unaudited)

balance sheet make it one of the most attractive companies among its midstream peers.

At the asset class level, the Fund’s underweight allocation to Treasurys benefited performance as front-end Treasury yields moved higher. Our out-of-index allocation to asset-backed securities (ABS) also contributed on a relative basis. Some of our subprime auto securities benefited from spread tightening. We view ABS as opportunistic investments, seeking those where our analysts can form a constructive fundamental view on the underlying assets. No asset class, sector or individual corporate issuer meaningfully detracted from relative performance.

OUTLOOK

U.S. growth and inflation will likely remain subdued for the remainder of the year. In our view, the lack of inflation is concerning, and the odds of the reflation trade returning are now greatly reduced. We anticipate longer dated Treasury yields will be generally range-bound as investors express concern around the U.S. economic outlook and amid a robust global demand for yield. Yields on the front end of the curve should continue to climb as the Fed looks to tighten. We believe the Fed’s eagerness to elevate interest rates off historical lows presents the possibility of policy error, particularly amid flagging inflation data and uninspiring growth. We are actively managing yield curve positioning with a focus on capital preservation.

Corporate credit spreads are approaching the tightest levels of the cycle and we see limited potential for further spread tightening. Companies are facing subdued top line growth along with moderate wage pressures and climbing health care costs. This has resulted in many companies purchasing growth through consolidation activity, while organic margin growth remains constrained. While we still believe relief in the form of pro-business policies will come from the Trump administration, any initiatives will likely be diluted, and take much longer to implement, versus original expectations. Without business-friendly initiatives from Washington, the sustainability of margins comes into question, in our view. If second quarter earnings are at or above consensus, further support for moderate spread tightening and a continued sideways grind in the credit markets are likely. However, a disappointing earnings season could result in the delay of business investment until 2018, potentially causing risk markets to pull back and corporate credit spreads to widen.

While we seek to participate in spread tightening, our primary goal is capital preservation and we intend to further increase the quality of our corporate allocation in the months ahead. We are looking for opportunities to increase the credit ratings profile of our holdings. Our analysts are also focused on identifying high-quality business models in traditionally defensive, non-cyclical sectors. We believe security avoidance is equally as important as security selection, particularly as the end of the credit cycle draws near. We remain thoughtful around position sizing with the intent of maintaining a well-diversified portfolio. This approach reflects our commitment to deliver capital preservation and strong risk-adjusted returns for our clients

Thank you for your investment in Janus Henderson Short-Term Bond Fund.

2	JUNE 30, 2017

Janus Henderson Short-Term Bond Fund (unaudited)

Fund At A Glance

June 30, 2017

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	1.10%	1.21%
Class A Shares MOP	1.07%	1.17%
Class C Shares**	0.34%	0.44%
Class D Shares	1.23%	1.34%
Class I Shares	1.33%	1.43%
Class N Shares	1.40%	1.51%
Class S Shares	0.91%	1.01%
Class T Shares	1.16%	1.26%
Weighted Average Maturity		2.2 Years
Average Effective Duration***		1.7 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	3.6%
AA	25.4%
A	15.9%
BBB	41.4%
BB	7.7%
B	1.3%
Not Rated	4.4%
Other	0.3%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	69.7%
United States Treasury Notes/Bonds	16.5%
Asset-Backed/Commercial Mortgage-Backed Securities	8.5%
Bank Loans and Mezzanine Loans	4.4%
Investment Companies	3.0%
Other	(2.1)%
100.0%

Janus Investment Fund	3

Janus Henderson Short-Term Bond Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2017					per the October 28, 2016 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	0.59%	1.11%	2.74%	3.60%	0.90%	0.79%
Class A Shares at MOP	-1.99%	0.59%	2.24%	3.40%
Class C Shares at NAV	-0.17%	0.35%	2.06%	2.91%	1.67%	1.55%
Class C Shares at CDSC	-1.16%	0.35%	2.06%	2.91%
Class D Shares(1)	0.75%	1.25%	2.94%	3.96%	0.76%	0.63%
Class I Shares	0.82%	1.35%	2.85%	3.83%	0.65%	0.54%
Class N Shares	0.89%	1.40%	2.85%	3.93%	0.59%	0.49%
Class S Shares	0.42%	0.95%	2.53%	3.43%	1.09%	0.99%
Class T Shares	0.65%	1.15%	2.85%	3.93%	0.84%	0.74%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	0.35%	0.95%	2.30%	3.94%**
Morningstar Quartile - Class T Shares	3rd	3rd	2nd	2nd
Morningstar Ranking - based on total returns for Short-Term Bond Funds	353/533	262/447	131/396	53/150

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 2.50%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through 11/1/17.

4	JUNE 30, 2017

Janus Henderson Short-Term Bond Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment. See “Useful Information About Your Fund Report.”

*The Fund’s inception date – September 1, 1992

**The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Short-Term Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Net Annualized Expense Ratio (1/1/17 - 6/30/17)
Class A Shares	$1,000.00	$1,006.70	$3.93	$1,000.00	$1,020.88	$3.96	0.79%
Class C Shares	$1,000.00	$1,002.90	$7.75	$1,000.00	$1,017.06	$7.80	1.56%
Class D Shares	$1,000.00	$1,010.80	$3.19	$1,000.00	$1,021.62	$3.21	0.64%
Class I Shares	$1,000.00	$1,007.80	$2.89	$1,000.00	$1,021.92	$2.91	0.58%
Class N Shares	$1,000.00	$1,008.20	$2.49	$1,000.00	$1,022.32	$2.51	0.50%
Class S Shares	$1,000.00	$1,009.30	$4.78	$1,000.00	$1,020.03	$4.81	0.96%
Class T Shares	$1,000.00	$1,010.40	$3.69	$1,000.00	$1,021.12	$3.71	0.74%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2017

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 8.5%
Americredit Automobile Receivables Trust 2014-4, 1.8700%, 12/9/19	$7,165,000	$7,176,698
Capital Auto Receivables Asset Trust 2013-3, 4.5500%, 3/21/22 (144A)	9,849,000	9,899,181
Capital Auto Receivables Asset Trust 2013-4, 3.8300%, 7/20/22 (144A)	10,916,000	11,017,104
Capital Auto Receivables Asset Trust 2015-1, 2.1000%, 1/21/20	8,456,000	8,478,062
Citigroup Commercial Mortgage Trust 2014-GC25, 1.4850%, 10/10/47	990,363	989,028
Citigroup Commercial Mortgage Trust 2015-GC27, 1.3530%, 2/10/48	2,182,122	2,170,341
COMM 2014-CCRE19 Mortgage Trust, 1.4150%, 8/10/47	1,462,588	1,457,602
COMM 2014-CCRE20 Mortgage Trust, 1.3240%, 11/10/47	1,201,014	1,195,793
COMM 2014-UBS4 Mortgage Trust, 1.3090%, 8/10/47	1,258,151	1,254,242
COMM 2014-UBS6 Mortgage Trust, 1.4450%, 12/10/47	1,116,718	1,113,876
COMM 2015-CCRE25 Mortgage Trust, 1.7370%, 8/10/48	2,121,938	2,118,087
COMM 2015-DC1 Mortgage Trust, 1.4880%, 2/10/48	2,071,342	2,065,089
COMM 2015-LC19 Mortgage Trust, 1.3990%, 2/10/48	1,752,521	1,744,414
Conn Funding II LP, 2.7300%, 5/15/20 (144A)	1,409,727	1,411,619
Csail 2015-C2 Commercial Mortgage Trust, 1.4544%, 6/15/57	1,469,891	1,461,869
DBJPM 16-C3 Mortgage Trust, 1.5020%, 9/10/49	2,983,877	2,953,875
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	10,738,000	10,685,985
Golden Credit Card Trust, 1.9800%, 4/15/22 (144A)	9,683,000	9,680,858
GS Mortgage Securities Trust 2014-GC24, 1.5090%, 9/10/47	1,109,290	1,104,779
GS Mortgage Securities Trust 2014-GC26, 1.4340%, 11/10/47	2,111,577	2,105,219
GS Mortgage Securities Trust 2015-GC28, 1.5280%, 2/10/48	1,302,540	1,297,386
Jimmy Johns Funding LLC, 3.6100%, 7/30/47 (144A)	6,747,000	6,747,000
JPMBB Commercial Mortgage Securities Trust 2014-C26, 1.5962%, 1/15/48	1,634,280	1,631,249
JPMBB Commercial Mortgage Securities Trust 2015-C27, 1.4137%, 2/15/48	1,387,393	1,381,676
JPMBB Commercial Mortgage Securities Trust 2015-C28, 1.4451%, 10/15/48	1,902,545	1,894,436
JPMBB Commercial Mortgage Securities Trust 2015-C30, 1.7384%, 7/15/48	1,789,316	1,788,100
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25,
1.6150%, 10/15/48	3,727,401	3,704,027
Oscar US Funding Trust IV, 2.5300%, 7/15/20 (144A)	5,229,013	5,229,327
OSCAR US Funding Trust V, 2.3100%, 11/15/19 (144A)	1,125,699	1,125,021
Santander Drive Auto Receivables Trust 2015-1, 1.9700%, 11/15/19	6,521,047	6,524,961
Santander Drive Auto Receivables Trust 2015-2, 1.8300%, 1/15/20	9,276,260	9,282,316
Santander Drive Auto Receivables Trust 2015-4, 2.2600%, 6/15/20	13,827,000	13,857,175
Santander Drive Auto Receivables Trust 2015-5, 2.7400%, 12/15/21	7,867,000	7,902,331
Verizon Owner Trust 2016-1, 2.4500%, 9/20/21 (144A)	4,088,000	4,117,340
Verizon Owner Trust 2016-2, 2.1500%, 5/20/21 (144A)	6,737,000	6,737,106
Verizon Owner Trust 2017-2, 2.2200%, 12/20/21 (144A)	10,230,000	10,227,315
Wells Fargo Commercial Mortgage Trust 2014-LC18, 1.4370%, 12/15/47	1,230,889	1,226,312
Wells Fargo Commercial Mortgage Trust 2015-C27, 1.7300%, 2/15/48	1,507,885	1,506,823
Wells Fargo Commercial Mortgage Trust 2015-LC20, 1.4710%, 4/15/50	1,415,226	1,409,923
Wells Fargo Commercial Mortgage Trust 2015-LC22, 1.6390%, 9/15/58	1,947,178	1,942,171
Wells Fargo Commercial Mortgage Trust 2015-NXS3, 1.5040%, 9/15/57	2,753,108	2,741,784
Wells Fargo Commercial Mortgage Trust 2015-SG1, 1.5680%, 9/15/48	1,582,662	1,579,003
WFRBS Commercial Mortgage Trust 2014-C21, 1.4130%, 8/15/47	1,066,165	1,062,439
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $175,233,943)		174,998,942
Bank Loans and Mezzanine Loans – 4.4%
Capital Goods – 0.6%
Avolon TLB Borrower 1 US LLC, 3.9622%, 3/21/22‡	1,671,000	1,680,775
Reynolds Group Holdings Inc, 4.2261%, 2/5/23‡	10,319,787	10,327,320
		12,008,095
Communications – 1.6%
Charter Communications Operating LLC, 3.2300%, 7/1/20‡	18,760,349	18,809,689
Charter Communications Operating LLC, 3.2300%, 1/3/21‡	2,436,278	2,442,368
Charter Communications Operating LLC, 3.4761%, 1/15/24‡	7,266,025	7,289,204
Zayo Group LLC, 3.7156%, 1/19/24‡	3,862,227	3,863,850
		32,405,111
Consumer Cyclical – 1.5%
Hilton Worldwide Finance LLC, 3.2161%, 10/25/23‡	23,737,487	23,799,442

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – (continued)
Consumer Cyclical – (continued)
Landry's Inc, 3.9094%, 10/4/23‡	$6,075,681	$6,052,897
		29,852,339
Consumer Non-Cyclical – 0.3%
HCA Inc, 3.4761%, 2/15/24‡	5,402,460	5,426,933
Energy – 0%
Chief Exploration & Development LLC, 7.9324%, 5/16/21‡	1,128,000	1,084,290
Finance Companies – 0.2%
Avolon TLB Borrower 1 US LLC, 3.4622%, 9/20/20‡	4,367,000	4,382,284
Technology – 0.2%
CommScope Inc, 3.2964%, 12/29/22‡	4,704,272	4,718,009
Total Bank Loans and Mezzanine Loans (cost $90,041,360)		89,877,061
Corporate Bonds – 69.7%
Asset-Backed Securities – 1.4%
American Tower Trust #1, 1.5510%, 3/15/18 (144A)	29,051,000	28,992,340
Banking – 23.8%
Ally Financial Inc, 3.2500%, 11/5/18	6,892,000	6,976,082
Ally Financial Inc, 3.5000%, 1/27/19	5,730,000	5,808,787
Bank of America Corp, 6.4000%, 8/28/17	30,233,000	30,447,745
Bank of America Corp, 2.1510%, 11/9/20	10,849,000	10,798,943
Bear Stearns Cos LLC, 6.4000%, 10/2/17	7,632,000	7,720,027
Branch Banking & Trust Co, 1.4500%, 5/10/19	16,266,000	16,140,248
Citigroup Inc, 1.8500%, 11/24/17	31,590,000	31,640,039
Citigroup Inc, 2.4500%, 1/10/20	24,728,000	24,875,082
Citizens Bank NA/Providence RI, 2.3000%, 12/3/18	16,386,000	16,445,465
Citizens Bank NA/Providence RI, 2.5000%, 3/14/19	13,571,000	13,670,910
Citizens Bank NA/Providence RI, 2.2500%, 3/2/20	5,160,000	5,154,809
Discover Bank, 2.6000%, 11/13/18	8,116,000	8,185,416
Fifth Third Bank/Cincinnati OH, 2.3000%, 3/15/19	10,178,000	10,242,244
First Republic Bank/CA, 2.3750%, 6/17/19	1,100,000	1,105,981
Goldman Sachs Group Inc, 2.7500%, 9/15/20	10,311,000	10,434,381
Goldman Sachs Group Inc, 2.3500%, 11/15/21	21,167,000	20,909,757
Goldman Sachs Group Inc, 3.0000%, 4/26/22	7,029,000	7,093,990
JPMorgan Chase & Co, 2.2950%, 8/15/21	22,528,000	22,394,747
JPMorgan Chase Bank NA, 6.0000%, 10/1/17	10,825,000	10,936,032
Morgan Stanley, 1.8932%, 7/23/19‡	29,255,000	29,461,277
Morgan Stanley, 2.6500%, 1/27/20	12,643,000	12,775,461
Morgan Stanley, 1.9818%, 2/14/20‡	12,935,000	12,988,033
National Australia Bank Ltd/New York, 2.2500%, 1/10/20	5,919,000	5,936,769
National Australia Bank Ltd/New York, 2.1250%, 5/22/20	10,559,000	10,561,809
National Australia Bank Ltd/New York, 2.5000%, 5/22/22	10,559,000	10,497,853
PNC Bank NA, 1.8500%, 7/20/18	10,162,000	10,173,686
PNC Bank NA, 2.0000%, 5/19/20	15,528,000	15,502,829
Royal Bank of Scotland Group PLC, 4.7000%, 7/3/18	8,982,000	9,195,188
Synchrony Financial, 1.8750%, 8/15/17	8,349,000	8,350,853
Synchrony Financial, 2.6000%, 1/15/19	13,942,000	14,016,855
Synchrony Financial, 3.0000%, 8/15/19	6,074,000	6,159,886
UBS AG/Stamford CT, 1.8000%, 3/26/18	17,510,000	17,538,384
US Bank NA/Cincinnati OH, 2.0000%, 1/24/20	12,727,000	12,780,988
Wells Fargo Bank NA, 1.6500%, 1/22/18	50,434,000	50,468,749
		487,389,305
Basic Industry – 3.4%
Air Liquide Finance SA, 1.3750%, 9/27/19 (144A)	11,989,000	11,825,974
Anglo American Capital PLC, 2.6250%, 9/27/17 (144A)	4,592,000	4,596,592
CF Industries Inc, 6.8750%, 5/1/18	19,366,000	20,116,432
Chevron Phillips Chemical Co LLC / Chevron Phillips Chemical Co LP,
1.7000%, 5/1/18 (144A)	10,104,000	10,109,345
Ecolab Inc, 2.0000%, 1/14/19	8,756,000	8,794,413
Sherwin-Williams Co, 2.2500%, 5/15/20	5,818,000	5,830,573
Sherwin-Williams Co, 2.7500%, 6/1/22	1,811,000	1,809,711

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2017

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Basic Industry – (continued)
Steel Dynamics Inc, 5.1250%, 10/1/21	$7,332,000	$7,529,817
		70,612,857
Capital Goods – 3.8%
Ball Corp, 4.3750%, 12/15/20	21,167,000	22,225,350
Bemis Co Inc, 6.8000%, 8/1/19	2,038,000	2,231,987
CNH Industrial Capital LLC, 3.6250%, 4/15/18	3,158,000	3,185,790
CNH Industrial Capital LLC, 4.3750%, 4/5/22	3,135,000	3,280,778
Harris Corp, 1.9990%, 4/27/18	10,454,000	10,468,364
HD Supply Inc, 5.2500%, 12/15/21 (144A)	10,204,000	10,707,822
Masco Corp, 3.5000%, 4/1/21	3,326,000	3,417,565
Rockwell Collins Inc, 1.9500%, 7/15/19	2,994,000	2,998,518
Sealed Air Corp, 6.5000%, 12/1/20 (144A)	4,702,000	5,242,730
Vulcan Materials Co, 7.0000%, 6/15/18	12,862,000	13,467,942
		77,226,846
Communications – 3.0%
American Tower Corp, 3.4000%, 2/15/19	12,972,000	13,243,465
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.5790%, 7/23/20	15,788,000	16,313,677
Level 3 Financing Inc, 5.3750%, 8/15/22	2,059,000	2,120,770
Verizon Communications Inc, 4.5000%, 9/15/20	19,679,000	21,020,222
Walt Disney Co, 1.9500%, 3/4/20	9,681,000	9,710,546
		62,408,680
Consumer Cyclical – 5.4%
CVS Health Corp, 1.9000%, 7/20/18	19,956,000	20,008,045
Ford Motor Credit Co LLC, 2.5510%, 10/5/18	12,923,000	13,008,382
Ford Motor Credit Co LLC, 2.9430%, 1/8/19	8,126,000	8,230,687
Ford Motor Credit Co LLC, 2.0210%, 5/3/19	13,187,000	13,167,048
General Motors Co, 3.5000%, 10/2/18	24,175,000	24,600,069
General Motors Financial Co Inc, 2.6500%, 4/13/20	6,347,000	6,376,044
GLP Capital LP / GLP Financing II Inc, 4.3750%, 11/1/18	8,611,000	8,804,747
M/I Homes Inc, 6.7500%, 1/15/21	1,642,000	1,719,995
Meritage Homes Corp, 4.5000%, 3/1/18	3,481,000	3,507,108
Meritage Homes Corp, 7.1500%, 4/15/20	9,495,000	10,491,975
		109,914,100
Consumer Non-Cyclical – 12.5%
Anheuser-Busch InBev Finance Inc, 1.9000%, 2/1/19	32,199,000	32,272,060
Anheuser-Busch InBev Worldwide Inc, 1.8596%, 8/1/18‡	27,006,000	27,220,455
Becton Dickinson and Co, 2.1330%, 6/6/19	5,201,000	5,209,103
Becton Dickinson and Co, 2.4040%, 6/5/20	6,192,000	6,205,152
Becton Dickinson and Co, 2.8940%, 6/6/22	5,024,000	5,030,255
Cardinal Health Inc, 1.9480%, 6/14/19	5,659,000	5,664,840
Cardinal Health Inc, 2.6160%, 6/15/22	5,010,000	5,014,058
Constellation Brands Inc, 3.8750%, 11/15/19	5,499,000	5,712,488
Constellation Brands Inc, 3.7500%, 5/1/21	5,108,000	5,323,409
Constellation Brands Inc, 2.7000%, 5/9/22	2,889,000	2,885,143
HCA Inc, 3.7500%, 3/15/19	20,924,000	21,342,480
HCA Inc, 4.2500%, 10/15/19	673,000	698,238
Johnson & Johnson, 1.1250%, 3/1/19	12,927,000	12,859,482
Kroger Co, 2.0000%, 1/15/19	4,656,000	4,651,879
Molson Coors Brewing Co, 1.9000%, 3/15/19 (144A)	9,683,000	9,670,034
Molson Coors Brewing Co, 1.4500%, 7/15/19	3,280,000	3,240,168
Molson Coors Brewing Co, 2.2500%, 3/15/20 (144A)	9,683,000	9,682,458
Newell Brands Inc, 2.6000%, 3/29/19	1,219,000	1,230,928
Pfizer Inc, 1.2000%, 6/1/18	12,568,000	12,544,611
Pfizer Inc, 1.4500%, 6/3/19	12,568,000	12,531,188
Reckitt Benckiser Treasury Services PLC, 2.3750%, 6/24/22 (144A)	5,200,000	5,165,441
Shire Acquisitions Investments Ireland DAC, 1.9000%, 9/23/19	11,670,000	11,616,330
Stryker Corp, 2.0000%, 3/8/19	9,727,000	9,754,177
Sysco Corp, 1.9000%, 4/1/19	7,454,000	7,453,091

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Teva Pharmaceutical Finance Netherlands III BV, 1.4000%, 7/20/18	$9,522,000	$9,499,680
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	12,446,000	12,335,156
Zimmer Biomet Holdings Inc, 2.0000%, 4/1/18	10,534,000	10,553,151
		255,365,455
Electric – 1.5%
Dominion Energy Inc, 1.6000%, 8/15/19	6,208,000	6,155,685
Southern Co, 1.5500%, 7/1/18	12,834,000	12,800,490
Southern Co, 1.8500%, 7/1/19	12,614,000	12,565,613
		31,521,788
Energy – 6.9%
Canadian Natural Resources Ltd, 1.7500%, 1/15/18	12,893,000	12,892,020
Canadian Natural Resources Ltd, 2.9500%, 1/15/23	3,350,000	3,322,882
Cenovus Energy Inc, 5.7000%, 10/15/19	125,000	131,924
Chevron Corp, 1.6860%, 2/28/19	12,910,000	12,919,450
Diamond Offshore Drilling Inc, 5.8750%, 5/1/19	4,754,000	4,884,735
Enterprise Products Operating LLC, 6.3000%, 9/15/17	10,352,000	10,442,228
Enterprise Products Operating LLC, 6.6500%, 4/15/18	2,940,000	3,047,251
Kinder Morgan Energy Partners LP, 2.6500%, 2/1/19	10,803,000	10,876,774
Kinder Morgan Inc/DE, 3.0500%, 12/1/19	25,377,000	25,819,118
Marathon Oil Corp, 5.9000%, 3/15/18	3,977,000	4,078,899
Phillips 66, 1.7841%, 4/15/19 (144A)‡	6,245,000	6,259,488
Shell International Finance BV, 1.3750%, 5/10/19	25,533,000	25,383,657
Spectra Energy Partners LP, 2.9500%, 9/25/18	9,616,000	9,724,382
Sunoco LP / Sunoco Finance Corp, 5.5000%, 8/1/20	10,394,000	10,653,850
		140,436,658
Finance Companies – 1.2%
International Lease Finance Corp, 8.8750%, 9/1/17	11,677,000	11,804,840
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	5,230,000	5,467,024
USAA Capital Corp, 1.3996%, 2/1/19 (144A)‡	7,572,000	7,582,858
		24,854,722
Insurance – 0.9%
Aetna Inc, 1.7000%, 6/7/18	11,209,000	11,213,439
Berkshire Hathaway Finance Corp, 1.7000%, 3/15/19	7,832,000	7,850,883
		19,064,322
Technology – 4.9%
Broadcom Corp / Broadcom Cayman Finance Ltd, 2.3750%, 1/15/20 (144A)	8,154,000	8,165,310
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.0000%, 1/15/22 (144A)	8,138,000	8,209,883
EMC Corp, 2.6500%, 6/1/20	1,232,000	1,208,784
Fidelity National Information Services Inc, 2.8500%, 10/15/18	12,528,000	12,676,131
Fidelity National Information Services Inc, 3.6250%, 10/15/20	13,017,000	13,634,748
Iron Mountain Inc, 6.0000%, 10/1/20 (144A)	14,672,000	15,203,860
Seagate HDD Cayman, 3.7500%, 11/15/18	1,589,000	1,627,136
Total System Services Inc, 2.3750%, 6/1/18	11,805,000	11,854,073
Total System Services Inc, 3.8000%, 4/1/21	12,458,000	12,972,266
TSMC Global Ltd, 1.6250%, 4/3/18 (144A)	14,312,000	14,283,348
		99,835,539
Transportation – 1.0%
Penske Truck Leasing Co Lp / PTL Finance Corp, 3.2000%, 7/15/20 (144A)	17,323,000	17,764,494
United Continental Holdings Inc, 6.0000%, 12/1/20	1,857,000	2,024,130
		19,788,624
Total Corporate Bonds (cost $1,422,480,972)		1,427,411,236
United States Treasury Notes/Bonds – 16.5%
1.1250%, 2/28/19	6,273,000	6,249,476
1.2500%, 3/31/19	30,075,000	30,011,572
1.2500%, 4/30/19	40,760,000	40,661,279
0.8750%, 6/15/19	8,052,000	7,973,678
1.2500%, 6/30/19	42,892,000	42,776,406
0.8750%, 9/15/19	13,989,000	13,824,517

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2017

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
United States Treasury Notes/Bonds – (continued)
1.3750%, 2/15/20	$19,409,000	$19,346,833
1.5000%, 4/15/20	55,875,000	55,782,046
1.5000%, 5/15/20	11,366,000	11,352,679
1.5000%, 6/15/20	46,150,000	46,081,513
1.3750%, 1/31/21	5,401,000	5,344,036
2.2500%, 4/30/21	35,985,000	36,683,613
1.7500%, 5/31/22	22,406,000	22,272,079
Total United States Treasury Notes/Bonds (cost $338,879,233)		338,359,727
Investment Companies – 3.0%
Money Markets – 3.0%
Janus Cash Liquidity Fund LLC, 0.9803%ºº,£ (cost $61,906,740)	.61,906,740	61,906,740
Total Investments (total cost $2,088,542,248) – 102.1%		2,092,553,706
Liabilities, net of Cash, Receivables and Other Assets – (2.1)%		(43,212,961)
Net Assets – 100%		$2,049,340,745

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,858,683,573	88.8%
Belgium	59,492,515	2.8
Australia	26,996,431	1.3
Canada	26,027,684	1.3
Netherlands	25,383,657	1.2
Israel	21,834,836	1.0
United Kingdom	18,957,221	0.9
Switzerland	17,538,384	0.8
Taiwan	14,283,348	0.7
France	11,825,974	0.6
Ireland	11,530,083	0.6

Total	$2,092,553,706	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Short-Term Bond Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	Bloomberg Barclays 1-3 Year U.S. Government/Credit Index measures Treasuries, government-related issues and corporates with maturity between 1-3 years.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2017 is $255,806,857, which represents 12.5% of net assets.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of June 30, 2017.

ºº	Rate shown is the 7-day yield as of June 30, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2017. Unless otherwise indicated, all information in the table is for the year ended June 30, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 6/30/17	Gain/(Loss)	Income	at 6/30/17

Janus Cash Liquidity Fund LLC	46,804,245	1,263,349,796	(1,248,247,301)	61,906,740	$—	$194,108	$61,906,740

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$174,998,942	$-
Bank Loans and Mezzanine Loans	-	89,877,061	-
Corporate Bonds	-	1,427,411,236	-
United States Treasury Notes/Bonds	-	338,359,727	-
Investment Companies	-	61,906,740	-
Total Assets	$-	$2,092,553,706	$-

12	JUNE 30, 2017

Janus Henderson Short-Term Bond Fund

Statement of Assets and Liabilities

June 30, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$2,088,542,248
Unaffiliated investments, at value	2,030,646,966
Affiliated investments, at value	61,906,740
Cash	29,657,055
Non-interested Trustees' deferred compensation	35,425
Receivables:
Interest	12,277,298
Fund shares sold	1,567,226
Dividends from affiliates	24,464
Other assets	5,853
Total Assets	2,136,121,027
Liabilities:
Payables:	—
Investments purchased	82,389,545
Fund shares repurchased	2,768,336
Advisory fees	813,257
Transfer agent fees and expenses	370,038
Dividends	206,907
12b-1 Distribution and shareholder servicing fees	54,916
Professional fees	47,101
Non-interested Trustees' deferred compensation fees	35,425
Fund administration fees	17,176
Non-interested Trustees' fees and expenses	12,638
Custodian fees	1,521
Accrued expenses and other payables	63,422
Total Liabilities	86,780,282
Net Assets	$2,049,340,745

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Short-Term Bond Fund

Statement of Assets and Liabilities

June 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,066,357,933
Undistributed net investment income/(loss)	(221,120)
Undistributed net realized gain/(loss) from investments	(20,807,530)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	4,011,462
Total Net Assets	$2,049,340,745
Net Assets - Class A Shares	$82,707,051
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	27,364,970
Net Asset Value Per Share(1)	$3.02
Maximum Offering Price Per Share(2)	$3.10
Net Assets - Class C Shares	$40,511,782
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,419,789
Net Asset Value Per Share(1)	$3.02
Net Assets - Class D Shares	$180,025,053
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	59,495,992
Net Asset Value Per Share	$3.03
Net Assets - Class I Shares	$554,511,676
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	183,492,635
Net Asset Value Per Share	$3.02
Net Assets - Class N Shares	$28,392,604
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,391,760
Net Asset Value Per Share	$3.02
Net Assets - Class S Shares	$2,228,140
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	738,357
Net Asset Value Per Share	$3.02
Net Assets - Class T Shares	$1,160,964,439
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	383,683,056
Net Asset Value Per Share	$3.03

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/97.5 of net asset value.

See Notes to Financial Statements.

14	JUNE 30, 2017

Janus Henderson Short-Term Bond Fund

Statement of Operations

For the year ended June 30, 2017

Investment Income:
Interest	$44,012,834
Dividends from affiliates	194,108
Other income	946,078
Total Investment Income	45,153,020
Expenses:
Advisory fees	12,534,393
12b-1Distribution and shareholder servicing fees:
Class A Shares	295,887
Class C Shares	477,613
Class S Shares	6,294
Transfer agent administrative fees and expenses:
Class D Shares	226,327
Class S Shares	6,294
Class T Shares	3,380,672
Transfer agent networking and omnibus fees:
Class A Shares	51,287
Class C Shares	32,602
Class I Shares	346,632
Other transfer agent fees and expenses:
Class A Shares	13,528
Class C Shares	6,282
Class D Shares	50,936
Class I Shares	23,406
Class N Shares	1,054
Class S Shares	89
Class T Shares	13,955
Fund administration fees	209,910
Shareholder reports expense	177,752
Registration fees	158,812
Professional fees	67,322
Non-interested Trustees’ fees and expenses	59,251
Custodian fees	18,427
Other expenses	233,814
Total Expenses	18,392,539
Less: Excess Expense Reimbursement	(2,379,176)
Net Expenses	16,013,363
Net Investment Income/(Loss)	29,139,657
Net Realized Gain/(Loss) on Investments:
Investments	682,115
Total Net Realized Gain/(Loss) on Investments	682,115
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(15,575,847)
Total Change in Unrealized Net Appreciation/Depreciation	(15,575,847)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$14,245,925

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Short-Term Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2017	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$29,139,657	$29,140,181
Net realized gain/(loss) on investments	682,115	(15,178,851)
Change in unrealized net appreciation/depreciation	(15,575,847)	16,976,632
Net Increase/(Decrease) in Net Assets Resulting from Operations	14,245,925	30,937,962
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(1,434,929)	(1,587,722)
Class C Shares	(232,907)	(205,940)
Class D Shares	(2,628,689)	(2,317,870)
Class I Shares	(7,658,250)	(6,517,157)
Class N Shares	(508,292)	(504,724)
Class S Shares	(26,852)	(27,021)
Class T Shares	(17,375,927)	(18,091,682)
Net Decrease from Dividends and Distributions to Shareholders	(29,865,846)	(29,252,116)
Capital Share Transactions:
Class A Shares	(56,934,305)	(14,879,202)
Class C Shares	(13,504,868)	(192,198)
Class D Shares	(10,511,818)	3,497,639
Class I Shares	33,653,603	76,670,129
Class N Shares	(7,071,062)	(2,668,259)
Class S Shares	(490,760)	122,222
Class T Shares	(338,985,594)	(234,399,917)
Net Increase/(Decrease) from Capital Share Transactions	(393,844,804)	(171,849,586)
Net Increase/(Decrease) in Net Assets	(409,464,725)	(170,163,740)
Net Assets:
Beginning of period	2,458,805,470	2,628,969,210
End of period	$2,049,340,745	$2,458,805,470

Undistributed Net Investment Income/(Loss)	$(221,120)	$(186,298)

See Notes to Financial Statements.

16	JUNE 30, 2017

Janus Henderson Short-Term Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$3.04	$3.04	$3.07		$3.05	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.03(1)	0.04(1)		0.04(1)	0.05
Net realized and unrealized gain/(loss)	(0.02)	—(2)	(0.03)		0.03	(0.01)
Total from Investment Operations	0.02	0.03	0.01		0.07	0.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.03)	(0.04)		(0.04)	(0.05)
Distributions (from capital gains)	—	—	—(2)		(0.01)	(0.02)
Total Dividends and Distributions	(0.04)	(0.03)	(0.04)		(0.05)	(0.07)
Net Asset Value, End of Period	$3.02	$3.04	$3.04		$3.07	$3.05
Total Return*	0.59%	1.07%	0.35%		2.33%	1.24%
Net Assets, End of Period (in thousands)	$82,707	$140,541	$155,365		$171,464	$153,132
Average Net Assets for the Period (in thousands)	$118,037	$149,362	$169,622		$164,880	$192,733
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.90%	0.90%		0.85%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.80%	0.80%		0.77%	0.81%
Ratio of Net Investment Income/(Loss)	1.18%	1.06%	1.21%		1.41%	1.49%
Portfolio Turnover Rate	82%	78%	84%		78%	100%
				1

Class C Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$3.04	$3.03	$3.07	$3.05	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	0.01(1)	0.01(1)	0.02(1)	0.02
Net realized and unrealized gain/(loss)	(0.02)	0.01	(0.04)	0.03	(0.01)
Total from Investment Operations	(0.01)	0.02	(0.03)	0.05	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.01)	(0.01)	(0.02)	(0.02)
Distributions (from capital gains)	—	—	—(2)	(0.01)	(0.02)
Total Dividends and Distributions	(0.01)	(0.01)	(0.01)	(0.03)	(0.04)
Net Asset Value, End of Period	$3.02	$3.04	$3.03	$3.07	$3.05
Total Return*	(0.17)%	0.71%	(0.75)%	1.52%	0.46%
Net Assets, End of Period (in thousands)	$40,512	$54,355	$54,465	$68,852	$78,276
Average Net Assets for the Period (in thousands)	$48,661	$54,760	$61,751	$74,487	$78,430
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.66%	1.58%	1.67%	1.68%	1.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.56%	1.48%	1.57%	1.56%	1.55%
Ratio of Net Investment Income/(Loss)	0.45%	0.37%	0.44%	0.60%	0.74%
Portfolio Turnover Rate	82%	78%	84%	78%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Short-Term Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$3.05	$3.04	$3.08	$3.05	$3.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.04(1)	0.04(1)	0.05(1)	0.05
Net realized and unrealized gain/(loss)	(0.02)	0.01	(0.04)	0.04	(0.02)
Total from Investment Operations	0.02	0.05	—	0.09	0.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.04)	(0.04)	(0.05)	(0.05)
Distributions (from capital gains)	—	—	—(2)	(0.01)	(0.02)
Total Dividends and Distributions	(0.04)	(0.04)	(0.04)	(0.06)	(0.07)
Net Asset Value, End of Period	$3.03	$3.05	$3.04	$3.08	$3.05
Total Return*	0.75%	1.56%	0.19%	2.77%	1.01%
Net Assets, End of Period (in thousands)	$180,025	$191,793	$188,072	$201,587	$208,522
Average Net Assets for the Period (in thousands)	$187,619	$189,850	$194,242	$202,309	$210,423
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.76%	0.76%	0.75%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.64%	0.64%	0.66%	0.69%
Ratio of Net Investment Income/(Loss)	1.37%	1.22%	1.37%	1.51%	1.60%
Portfolio Turnover Rate	82%	78%	84%	78%	100%

Class I Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$3.04	$3.04	$3.07	$3.05	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.04(1)	0.04(1)	0.05(1)	0.05
Net realized and unrealized gain/(loss)	(0.02)	—(2)	(0.03)	0.03	(0.01)
Total from Investment Operations	0.02	0.04	0.01	0.08	0.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.04)	(0.04)	(0.05)	(0.05)
Distributions (from capital gains)	—	—	—(2)	(0.01)	(0.02)
Total Dividends and Distributions	(0.04)	(0.04)	(0.04)	(0.06)	(0.07)
Net Asset Value, End of Period	$3.02	$3.04	$3.04	$3.07	$3.05
Total Return*	0.82%	1.32%	0.60%	2.54%	1.48%
Net Assets, End of Period (in thousands)	$554,512	$524,171	$446,894	$391,360	$315,482
Average Net Assets for the Period (in thousands)	$516,841	$496,267	$450,223	$356,795	$307,611
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.65%	0.65%	0.66%	0.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.54%	0.55%	0.56%	0.55%
Ratio of Net Investment Income/(Loss)	1.45%	1.31%	1.46%	1.60%	1.73%
Portfolio Turnover Rate	82%	78%	84%	78%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	JUNE 30, 2017

Janus Henderson Short-Term Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$3.04	$3.04	$3.07	$3.05	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.04(1)	0.05(1)	0.05(1)	0.05
Net realized and unrealized gain/(loss)	(0.02)	—(2)	(0.03)	0.03	(0.01)
Total from Investment Operations	0.03	0.04	0.02	0.08	0.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.04)	(0.05)	(0.05)	(0.05)
Distributions (from capital gains)	—	—	—(2)	(0.01)	(0.02)
Total Dividends and Distributions	(0.05)	(0.04)	(0.05)	(0.06)	(0.07)
Net Asset Value, End of Period	$3.02	$3.04	$3.04	$3.07	$3.05
Total Return*	0.89%	1.37%	0.66%	2.59%	1.48%
Net Assets, End of Period (in thousands)	$28,393	$35,702	$38,345	$35,680	$37,619
Average Net Assets for the Period (in thousands)	$33,131	$36,943	$38,577	$43,206	$37,659
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.60%	0.59%	0.59%	0.59%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.50%	0.49%	0.49%	0.51%	0.55%
Ratio of Net Investment Income/(Loss)	1.50%	1.36%	1.52%	1.60%	1.74%
Portfolio Turnover Rate	82%	78%	84%	78%	100%

Class S Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$3.04	$3.03	$3.07	$3.05	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.03(1)	0.03(1)	0.04(1)	0.04
Net realized and unrealized gain/(loss)	(0.02)	0.01	(0.04)	0.03	(0.01)
Total from Investment Operations	0.01	0.04	(0.01)	0.07	0.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.03)	(0.03)	(0.04)	(0.04)
Distributions (from capital gains)	—	—	—(2)	(0.01)	(0.02)
Total Dividends and Distributions	(0.03)	(0.03)	(0.03)	(0.05)	(0.06)
Net Asset Value, End of Period	$3.02	$3.04	$3.03	$3.07	$3.05
Total Return*	0.42%	1.34%	(0.17)%	2.15%	1.03%
Net Assets, End of Period (in thousands)	$2,228	$2,736	$2,609	$3,863	$5,149
Average Net Assets for the Period (in thousands)	$2,506	$2,708	$3,366	$4,353	$5,117
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.10%	1.08%	1.09%	1.08%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.86%	0.99%	0.96%	0.99%
Ratio of Net Investment Income/(Loss)	1.04%	0.99%	1.02%	1.20%	1.29%
Portfolio Turnover Rate	82%	78%	84%	78%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Short-Term Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$3.05	$3.04	$3.08	$3.05	$3.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.03(1)	0.04(1)	0.04(1)	0.05
Net realized and unrealized gain/(loss)	(0.02)	0.01	(0.04)	0.04	(0.02)
Total from Investment Operations	0.02	0.04	—	0.08	0.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.03)	(0.04)	(0.04)	(0.05)
Distributions (from capital gains)	—	—	—(2)	(0.01)	(0.02)
Total Dividends and Distributions	(0.04)	(0.03)	(0.04)	(0.05)	(0.07)
Net Asset Value, End of Period	$3.03	$3.05	$3.04	$3.08	$3.05
Total Return*	0.65%	1.46%	0.08%	2.67%	0.90%
Net Assets, End of Period (in thousands)	$1,160,964	$1,509,507	$1,743,219	$2,123,511	$2,209,497
Average Net Assets for the Period (in thousands)	$1,347,246	$1,604,829	$1,940,826	$2,130,299	$2,200,413
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.85%	0.84%	0.84%	0.84%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.73%	0.74%	0.76%	0.80%
Ratio of Net Investment Income/(Loss)	1.26%	1.12%	1.27%	1.37%	1.49%
Portfolio Turnover Rate	82%	78%	84%	78%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	JUNE 30, 2017

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Short-Term Bond Fund (formerly Janus Short-Term Bond Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks as high a level of current income as is consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or

Janus Investment Fund	21

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

22	JUNE 30, 2017

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of

Janus Investment Fund	23

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date

24	JUNE 30, 2017

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the

Janus Investment Fund	25

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.64
Over $300 Million	0.54

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.49% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for

26	JUNE 30, 2017

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,736 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account

Janus Investment Fund	27

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 2.50% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2017, Janus Distributors retained upfront sales charges of $1,806.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2017, redeeming shareholders of Class A Shares paid CDSCs of $7,608 to Janus Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $7,266.

As of June 30, 2017, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	78	1
Class S Shares	-	-
Class T Shares	-	-

28	JUNE 30, 2017

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2017, the Fund engaged in cross trades amounting to $87,255,225 in purchases and $9,276,808 in sales, resulting in a net realized loss of $56,382. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ (185,688)	$ -	$ (20,841,763)	$ -	$ -	$ (35,429)	$ 4,045,692

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(13,826,539)	$(7,015,224)	$ (20,841,763)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

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Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,088,508,014	$ 6,923,641	$ (2,877,949)	$ 4,045,692

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 29,865,846	$ -	$ -	$ -

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 29,252,116	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 691,367	$ (691,367)

30	JUNE 30, 2017

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	11,960,003	$ 36,235,844	25,188,699	$ 76,186,099
Reinvested dividends and distributions	401,870	1,216,424	456,923	1,382,725
Shares repurchased	(31,209,443)	(94,386,573)	(30,581,544)	(92,448,026)
Net Increase/(Decrease)	(18,847,570)	$ (56,934,305)	(4,935,922)	$ (14,879,202)
Class C Shares:
Shares sold	3,165,966	$ 9,576,400	6,841,939	$ 20,649,184
Reinvested dividends and distributions	60,322	182,443	53,716	162,270
Shares repurchased	(7,693,808)	(23,263,711)	(6,955,056)	(21,003,652)
Net Increase/(Decrease)	(4,467,520)	$ (13,504,868)	(59,401)	$ (192,198)
Class D Shares:
Shares sold	13,174,374	$ 39,947,924	15,547,388	$ 47,079,397
Reinvested dividends and distributions	847,554	2,568,946	747,362	2,263,954
Shares repurchased	(17,500,205)	(53,028,688)	(15,145,956)	(45,845,712)
Net Increase/(Decrease)	(3,478,277)	$ (10,511,818)	1,148,794	$ 3,497,639
Class I Shares:
Shares sold	110,732,536	$ 334,950,709	119,494,397	$ 361,670,223
Reinvested dividends and distributions	1,839,578	5,566,521	1,598,327	4,836,503
Shares repurchased	(101,399,443)	(306,863,627)	(95,882,775)	(289,836,597)
Net Increase/(Decrease)	11,172,671	$ 33,653,603	25,209,949	$ 76,670,129
Class N Shares:
Shares sold	1,221,730	$ 3,703,446	1,095,531	$ 3,317,486
Reinvested dividends and distributions	167,865	508,292	166,740	504,703
Shares repurchased	(3,729,769)	(11,282,800)	(2,146,100)	(6,490,448)
Net Increase/(Decrease)	(2,340,174)	$ (7,071,062)	(883,829)	$ (2,668,259)
Class S Shares:
Shares sold	166,527	$ 503,713	260,549	$ 786,111
Reinvested dividends and distributions	8,877	26,831	8,941	27,004
Shares repurchased	(337,632)	(1,021,304)	(228,745)	(690,893)
Net Increase/(Decrease)	(162,228)	$ (490,760)	40,745	$ 122,222
Class T Shares:
Shares sold	62,583,759	$ 189,887,370	110,175,770	$ 333,472,386
Reinvested dividends and distributions	5,695,846	17,265,588	5,919,764	17,932,450
Shares repurchased	(180,231,286)	(546,138,552)	(193,529,647)	(585,804,753)
Net Increase/(Decrease)	(111,951,681)	$(338,985,594)	(77,434,113)	$(234,399,917)

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$969,823,260	$1,265,221,592	$ 827,430,901	$ 896,179,302

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-

Janus Investment Fund	31

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement which took effect upon consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

32	JUNE 30, 2017

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	33

Janus Henderson Short-Term Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson Short-Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Henderson Short-Term Bond Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 15, 2017

34	JUNE 30, 2017

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

Janus Investment Fund	35

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

36	JUNE 30, 2017

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-

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Additional Information (unaudited)

Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

Janus Investment Fund	39

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to

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Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

Janus Investment Fund	41

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

• the terms of each New Shell Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

Janus Investment Fund	43

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2017, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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Additional Information (unaudited)

reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson Short-Term Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

Janus Investment Fund	61

Janus Henderson Short-Term Bond Fund

Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

62	JUNE 30, 2017

Janus Henderson Short-Term Bond Fund

Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
2,279,542,074.087	1,217,413,014.310	46,919,667.681	54,817,857.282	508,559,423.630	1,827,709,962.903

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
53.406	2.058	2.405	22.310	80.179	66.609	2.567	2.999	27.825	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
2,279,542,074	1,154,787,714	98,192,162	66,170,648	509,559,438	1,827,709,963

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
50.659	4.308	2.903	22.310	80.179	63.182	5.372	3.620	27.825	100.000

Janus Investment Fund	63

Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

64	JUNE 30, 2017

Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund	65

Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); and Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

66	JUNE 30, 2017

Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	67

Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

68	JUNE 30, 2017

Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

Janus Investment Fund	69

Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

70	JUNE 30, 2017

Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Mayur Saigal 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Short-Term Bond Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Henderson Short-Term Bond Fund	5/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Janus Investment Fund	71

Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation (2012-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

72	JUNE 30, 2017

Janus Henderson Short-Term Bond Fund

Notes

NotesPage1

Janus Investment Fund	73

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93030 08-17

ANNUAL REPORT June 30, 2017

Janus Henderson Small Cap Value Fund (formerly named Perkins Small Cap Value Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Small Cap Value Fund

Janus Henderson Small Cap Value Fund (unaudited)

FUND SNAPSHOT

We believe in the timeless adage of the "power of compounding" and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality undervalued stocks.

Robert Perkins co-portfolio manager	Tom Reynolds co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE REVIEW

During the 12 months ended June 30, 2017, the Small Cap Value Fund’s Class I Shares returned 22.50% versus a return of 24.86% for the Fund’s benchmark, the Russell 2000 Value Index. Relative detractors included our financials and health care holdings, as well as our overweight allocation to consumer staples. Stock selection in energy and our underweight in utilities aided relative returns. The real estate sector was also a relative contributor due to a combination of stock selection and our underweight allocation.

MARKET ENVIRONMENT

U.S. stocks registered solid gains over the 12-month period. The early-period advance came as markets regained their footing after having been shaken by the UK’s decision to exit the European Union. The unexpected election of Donald Trump boosted stocks on the hope that his administration would champion pro-growth reforms. This possibility helped investors take in stride a December interest rate hike – a move the Federal Reserve (Fed) repeated in March and June. While Fed Chairwoman Janet Yellen commented that the U.S. economy could withstand an additional rate increase in the latter part of 2017 despite softening economic data – namely a decline in core inflation – several benchmark stock indices achieved record highs by period end.

CONTRIBUTORS

Delek US Holdings Inc is a Brentwood, Tennessee-based independent refiner with refining, retail and logistics assets throughout the mid-continent and southern United States. The stock’s largest gains were in the second half of 2016. Delek was rumored as a takeout candidate during the year, which helped boost the stock. Additionally, the stock generated very strong returns after the election as market participants speculated that a Trump administration may roll back costly regulations, including Renewable Identification Numbers (RINs), which have weighed on earnings and cash flow. Delek also announced the acquisition of Alon USA Energy, which should help give scale to Delek’s operations and prove to be accretive to earnings going forward. Although we continue to have a position in Delek, we trimmed our holdings during the period as its shares appreciated and the reward-to-risk ratio declined.

United Community Banks operates banks in Georgia, Tennessee and Alabama focused on lending to the commercial real estate market, home mortgages, and SBA (Small Business Administration) loans. The stock saw large gains in the second half of 2016 amid the broad-based outperformance of the banking sector following the November elections. We exited our position during the period given that the stock was trading above our price target after its nearly 40% increase from pre-election to the end of 2016.

Another leading contributor was Cedar Fair LP, which owns and operates family-oriented amusement parks. The stock benefited after the company reported strong financial results and reiterated its long-term guidance during the period. The company continues to benefit from a healthy U.S. consumer and expansions at several of their key properties. We added to our position during the period given the favorable reward-to-risk ratio.

DETRACTORS

Sally Beauty Holdings is a retailer of beauty products and sells to retail customers (approximately 70% of revenue) and salon professionals (approximately 30% of revenue). The company made mistakes during the last year, including changing packaging, altering their store layout, issues with a core technology platform upgrade, and – perhaps most meaningfully – with implementing changes to the technology and structure of its customer loyalty program. These mistakes have occurred against the backdrop of a challenged retail environment and increasing pressure from online and physical competitors.

Janus Investment Fund	1

Janus Henderson Small Cap Value Fund (unaudited)

The stock was down 27% in the year on these reasons. While we continue to hold a position in Sally Beauty, we have trimmed our holdings given the delayed recovery from these issues. We appreciate that the free cash flow remains robust and is being used to buy back stock and deleverage the balance sheet. Additionally, the stock trades near a 10-year low valuation, which should provide downside support.

Life Storage, formerly Sovran Self Storage, is a real estate investment trust (REIT) that owns and operates self-storage facilities throughout the U.S. The company closed on its acquisition of Life Storage LP in July 2016 and subsequently rebranded. Life Storage’s 2Q16 operating results were weaker than expected, driven primarily by growth slowing more than anticipated. As a result, management reduced full-year guidance and revised their expectations lower, driven in large part by the Houston market. This – in addition to concerns about increased new supply and unease over what many, including ourselves, viewed as a fully valued acquisition – led to the underperformance. Given the multitude of uncertainties and a less attractive reward-to-risk profile, we exited our holdings.

Gulfport Energy Corp. is an Oklahoma City, Oklahoma-based independent oil and gas exploration and production company with natural gas assets in the Utica Shale and southern Louisiana. The company’s large acquisition of acreage in the South Central Oklahoma Oil Province (SCOOP) play in Oklahoma weighed on the stock near the end of 2016. In conjunction with the acquisition, Gulfport issued 33 million shares to help fund the deal. We agree with the market that the acquisition is fully priced and dilutive in the near term. However, we believe the share pullback is excessive. As we believe the long-term strategic benefits of the transaction are positive, and our reworked reward-to-risk ratio remains positive, we added to our position in 2017.

OUTLOOK AND POSITIONING

While the market has continued to post record highs, the risks to the downside seem to grow every day. It is unclear what the trigger point might be in a market that is richly valued on many metrics and has seemingly ignored anything that might be construed as negative developments. Monetary largesse will likely be reduced as many central bankers have communicated that monetary policy will not be as accommodative as it has been through a combination of higher interest rates and reduced bond buying programs and balance sheet shrinkage. This was again reiterated in late June by U.S. monetary policymakers. In addition, the Federal Reserve noted that higher stock market valuations reflect increased risk appetites on the part of investors. Meanwhile, Washington, D.C., has not offered any material policy changes that would be beneficial to the economy other than some regulatory relief. Globally, the geopolitical risks seem to be increasing on a daily basis, while the market continues its upward direction. One could observe several other warning signals whether it be weaker energy prices, the recent flattening of the yield curve or continued sluggish U.S. GDP growth that will most likely see forecasts ratcheted down again. As we entered this calendar year, we advocated being defensively positioned given the large gains experienced in 2016, and so far that has worked well. With the equity market behaving as if it is nearly bulletproof, we believe our continued cautious approach with emphasis on the downside is more important than ever. We’ll be pleased if the market rallies further, but the risk to the downside becomes even more painful in that scenario.

We have reduced our exposure to technology, as, in our view, valuations are stretched and the reward-to-risk profile is lackluster at best. We have also reduced our exposure in consumer discretionary; we sold some positions that have performed well and also reduced our risk exposure to the group given the deteriorating fundamentals. We added to select energy names on the weakness in the group and added to our materials exposure, predominantly in the more defensive packaging sector. Despite our additions to energy, we are underweight the group post the rebalance in our benchmark. While we don’t know what will cause the next big move in the market, up or down, or even when it will occur, we continue to try to construct the portfolio to do well in various market scenarios.

Thank you for your continued co-investment with us in the Janus Henderson Small Cap Value Fund.

2	JUNE 30, 2017

Janus Henderson Small Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Delek US Holdings Inc	1.22%	Sally Beauty Holdings Inc	-0.64%
	United Community Banks Inc	0.95%	Life Storage Inc	-0.43%
	Cedar Fair LP	0.88%	Gulfport Energy Corp	-0.41%
	Banner Corp	0.85%	Basic Energy Services Inc	-0.38%
	Columbia Banking System Inc	0.81%	Whiting Petroleum Corp	-0.36%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 2000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Utilities	1.28%	2.90%	6.58%
	Energy	1.16%	4.15%	5.26%
	Real Estate	0.79%	6.52%	8.62%
	Consumer Discretionary	0.36%	9.34%	10.16%
	Telecommunication Services	0.23%	0.00%	0.68%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 2000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-1.25%	27.60%	33.42%
	Other**	-1.10%	3.86%	0.00%
	Consumer Staples	-0.78%	6.59%	2.84%
	Health Care	-0.53%	5.11%	4.66%
	Information Technology	-0.44%	7.81%	10.41%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Small Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
UniFirst Corp/MA
Commercial Services & Supplies	3.5%
Cedar Fair LP
Hotels, Restaurants & Leisure	3.1%
Banner Corp
Banks	2.8%
Cal-Maine Foods Inc
Food Products	2.5%
Equity Commonwealth
Equity Real Estate Investment Trusts (REITs)	2.3%
14.2%

Asset Allocation - (% of Net Assets)
Common Stocks	96.5%
Repurchase Agreements	4.5%
Other	(1.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2017	As of June 30, 2016

4	JUNE 30, 2017

Janus Henderson Small Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2017				per the October 28, 2016 prospectuses
	One Year	Five Year	Ten Year	Total Annual Fund Operating Expenses
Class A Shares at NAV	22.16%	13.13%	8.31%	1.36%
Class A Shares at MOP	15.12%	11.80%	7.67%
Class C Shares at NAV	21.38%	12.40%	7.57%	2.04%
Class C Shares at CDSC	20.38%	12.40%	7.57%
Class D Shares(1)	22.47%	13.47%	8.59%	1.05%
Class I Shares	22.50%	13.50%	8.52%	0.99%
Class L Shares(2)	22.63%	13.61%	8.76%	1.10%
Class N Shares	22.67%	13.65%	8.52%	0.89%
Class R Shares	21.78%	12.80%	8.00%	1.64%
Class S Shares	22.08%	13.08%	8.26%	1.39%
Class T Shares	22.39%	13.36%	8.52%	1.14%
Russell 2000 Value Index	24.86%	13.39%	5.92%
Morningstar Quartile - Class T Shares	2nd	2nd	1st
Morningstar Ranking - based on total returns for Small Value Funds	120/409	163/367	5/303

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Henderson Small Cap Value Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For periods prior to July 6, 2009, the performance shown for Class N Shares reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for Class T Shares reflects the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

(1) Closed to certain new investors.

(2) Closed to new investors.

6	JUNE 30, 2017

Janus Henderson Small Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Net Annualized Expense Ratio (1/1/17 - 6/30/17)
Class A Shares	$1,000.00	$1,039.00	$6.83	$1,000.00	$1,018.10	$6.76	1.35%
Class C Shares	$1,000.00	$1,035.10	$9.84	$1,000.00	$1,015.12	$9.74	1.95%
Class D Shares	$1,000.00	$1,040.20	$5.16	$1,000.00	$1,019.74	$5.11	1.02%
Class I Shares	$1,000.00	$1,040.50	$5.11	$1,000.00	$1,019.79	$5.06	1.01%
Class L Shares	$1,000.00	$1,040.90	$4.45	$1,000.00	$1,020.43	$4.41	0.88%
Class N Shares	$1,000.00	$1,041.00	$4.35	$1,000.00	$1,020.53	$4.31	0.86%
Class R Shares	$1,000.00	$1,037.60	$8.18	$1,000.00	$1,016.76	$8.10	1.62%
Class S Shares	$1,000.00	$1,038.60	$6.87	$1,000.00	$1,018.05	$6.81	1.36%
Class T Shares	$1,000.00	$1,039.70	$5.61	$1,000.00	$1,019.29	$5.56	1.11%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – 96.5%
Aerospace & Defense – 1.4%
BWX Technologies Inc	.754,925	$36,802,594
Auto Components – 1.5%
Dana Inc	1,784,471	39,847,237
Banks – 19.5%
1st Source Corp	367,220	17,604,527
Access National Corp£	651,404	17,275,234
BancFirst Corp	228,617	22,084,402
Bank of Hawaii Corp	168,410	13,972,978
Banner Corp	1,318,394	74,502,445
Cadence BanCorp*	840,045	18,380,185
Carolina Financial Corp	500,232	16,167,498
CoBiz Financial Inc	1,083,457	18,852,152
Columbia Banking System Inc	1,084,212	43,205,848
First Hawaiian Inc	1,741,864	53,335,876
Hancock Holding Co	577,899	28,317,051
HomeTrust Bancshares Inc*	671,041	16,373,400
Independent Bank Corp/Rockland MA	659,847	43,978,803
Pacific Premier Bancorp Inc*	674,559	24,891,227
Pinnacle Financial Partners Inc	460,270	28,904,956
Prosperity Bancshares Inc	869,950	55,885,588
Wintrust Financial Corp	287,868	22,004,630
		515,736,800
Building Products – 1.1%
Simpson Manufacturing Co Inc	688,468	30,092,936
Capital Markets – 1.6%
Cohen & Steers Inc	1,037,281	42,051,372
Chemicals – 1.2%
Valvoline Inc	1,360,820	32,278,650
Commercial Services & Supplies – 3.5%
UniFirst Corp/MA	654,238	92,051,287
Construction & Engineering – 0.2%
Valmont Industries Inc	30,744	4,599,302
Construction Materials – 2.0%
United States Lime & Minerals Inc	114,981	9,022,559
US Concrete Inc*	544,702	42,786,342
		51,808,901
Containers & Packaging – 2.8%
Graphic Packaging Holding Co	3,359,566	46,294,819
Sonoco Products Co	533,824	27,449,230
		73,744,049
Electric Utilities – 0.9%
PNM Resources Inc	618,159	23,644,582
Electrical Equipment – 3.3%
Encore Wire Corp	911,129	38,905,208
Generac Holdings Inc*	313,130	11,313,387
Thermon Group Holdings Inc*,£	1,901,348	36,448,841
		86,667,436
Electronic Equipment, Instruments & Components – 2.2%
Tech Data Corp*	343,996	34,743,596
Vishay Intertechnology Inc	1,382,024	22,941,598
		57,685,194
Energy Equipment & Services – 3.2%
Basic Energy Services Inc*	969,472	24,139,853
Keane Group Inc*	1,625,910	26,014,560
Mammoth Energy Services Inc*,£	1,864,346	34,676,836
		84,831,249
Equity Real Estate Investment Trusts (REITs) – 6.4%
Equity Commonwealth*	1,934,059	61,116,264
Healthcare Trust of America Inc	174,936	5,442,259

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2017

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
MGM Growth Properties LLC	.1,119,796	$32,686,845
Physicians Realty Trust	933,588	18,802,462
Sun Communities Inc	576,622	50,563,983
		168,611,813
Food & Staples Retailing – 1.0%
Casey's General Stores Inc	250,307	26,810,383
Food Products – 6.9%
Cal-Maine Foods Inc*	1,689,942	66,921,703
Hostess Brands Inc*	1,723,115	27,742,151
J&J Snack Foods Corp	246,776	32,591,706
John B Sanfilippo & Son Inc	305,391	19,273,226
Nomad Foods Ltd*	2,631,853	37,135,446
		183,664,232
Health Care Technology – 0.9%
Omnicell Inc*	547,695	23,605,654
Hotels, Restaurants & Leisure – 3.6%
Cedar Fair LP	1,140,878	82,257,304
Del Frisco's Restaurant Group Inc*	814,091	13,106,865
		95,364,169
Household Durables – 0.4%
TopBuild Corp*	200,597	10,645,683
Independent Power and Renewable Electricity Producers – 0.6%
NextEra Energy Partners LP	428,246	15,840,820
Information Technology Services – 0.6%
Jack Henry & Associates Inc	158,929	16,507,955
Insurance – 4.8%
First American Financial Corp	826,562	36,939,056
Hanover Insurance Group Inc	684,979	60,709,689
RenaissanceRe Holdings Ltd	204,805	28,478,135
		126,126,880
Life Sciences Tools & Services – 1.3%
ICON PLC*	87,663	8,572,565
INC Research Holdings Inc*	439,583	25,715,605
		34,288,170
Machinery – 7.0%
ESCO Technologies Inc	720,597	42,983,611
Graco Inc	234,914	25,671,402
Lincoln Electric Holdings Inc	440,412	40,557,541
RBC Bearings Inc*	185,723	18,899,172
Sun Hydraulics Corp	501,888	21,415,561
Trinity Industries Inc	1,280,517	35,892,892
		185,420,179
Media – 0.5%
IMAX Corp*	542,428	11,933,416
Metals & Mining – 1.8%
Commercial Metals Co	1,443,688	28,050,858
Compass Minerals International Inc	278,531	18,188,074
		46,238,932
Mortgage Real Estate Investment Trusts (REITs) – 1.6%
MFA Financial Inc	4,929,430	41,357,918
Multi-Utilities – 3.6%
Black Hills Corp	886,983	59,844,743
NorthWestern Corp	582,527	35,545,798
		95,390,541
Oil, Gas & Consumable Fuels – 2.0%
Delek US Holdings Inc	510,489	13,497,329
Gulfport Energy Corp*	2,668,063	39,353,929
		52,851,258

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Other – 0.8%
Boyd Group Income Fund	.274,991	$20,392,091
Paper & Forest Products – 0.7%
Boise Cascade Co*	631,227	19,189,301
Pharmaceuticals – 1.0%
Catalent Inc*	783,608	27,504,641
Road & Rail – 1.5%
Heartland Express Inc	1,940,879	40,409,101
Semiconductor & Semiconductor Equipment – 1.1%
Cabot Microelectronics Corp	77,616	5,730,389
Mellanox Technologies Ltd*	281,092	12,171,284
Teradyne Inc	409,032	12,283,231
		30,184,904
Software – 2.0%
MicroStrategy Inc*	104,553	20,039,674
Nice Ltd (ADR)	432,569	34,051,832
		54,091,506
Specialty Retail – 0.7%
Sally Beauty Holdings Inc*	937,521	18,984,800
Textiles, Apparel & Luxury Goods – 0.5%
Movado Group Inc	529,064	13,358,866
Thrifts & Mortgage Finance – 0.8%
Washington Federal Inc	667,208	22,151,306
Total Common Stocks (cost $2,154,351,960)		2,552,766,108
Repurchase Agreements – 4.5%
Undivided interest of 50.0% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,008,250) with ING Financial Markets LLC, 0.9900%, dated 6/30/17, maturing 7/3/17 to be repurchased at $50,004,125 collateralized by $102,681,331 in U.S. Treasuries 0% - 2.2500%, 9/30/17 - 11/15/26 with a value of $102,001,962	$50,000,000	50,000,000
Undivided interest of 20.6% in a joint repurchase agreement (principal amount $85,300,000 with a maturity value of $85,307,037) with ING Financial Markets LLC, 0.9900%, dated 6/30/17, maturing 7/3/17 to be repurchased at $17,601,452 collateralized by $87,580,000 in U.S. Treasuries 2.0000%, 6/30/24 with a value of $87,008,976	17,600,000	17,600,000
Undivided interest of 20.0% in a joint repurchase agreement (principal amount $250,000,000 with a maturity value of $250,021,875) with RBC Capital Markets Corp., 1.0500%, dated 6/30/17, maturing 7/3/17 to be repurchased at $50,004,375 collateralized by $254,281,026 in U.S. Treasuries 0% - 3.6250%, 9/28/17 - 2/15/45 with a value of $255,000,034	50,000,000	50,000,000
Total Repurchase Agreements (cost $117,600,000)		117,600,000
Total Investments (total cost $2,271,951,960) – 101.0%		2,670,366,108
Liabilities, net of Cash, Receivables and Other Assets – (1.0)%		(25,901,735)
Net Assets – 100%		$2,644,464,373

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,570,214,174	96.2%
United Kingdom	37,135,446	1.4
Israel	34,051,832	1.3
Canada	20,392,091	0.8
Ireland	8,572,565	0.3

Total	$2,670,366,108	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2017

Janus Henderson Small Cap Value Fund

Notes to Schedule of Investments and Other Information

Russell 2000® Value Index	Russell 2000® Value Index reflects the performance of U.S. small-cap equities with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2017. Unless otherwise indicated, all information in the table is for the year ended June 30, 2017.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/16	Purchases	Sales	at 6/30/17	Gain/(Loss)	Income	at 6/30/17

Access National Corp(1)
—	651,404	—	651,404	$—	$239,183	$N/A
Mammoth Energy Services Inc(1)
—	2,097,872	(233,526)	1,864,346	463,570	—	N/A
Thermon Group Holdings Inc
657,920	1,243,428	—	1,901,348	—	—	36,448,841

Total				$463,570	$239,183	$36,448,841
(1)	Company was no longer an affiliate as of June 30, 2017.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$2,552,766,108	$-	$-
Repurchase Agreements	-	117,600,000	-
Total Assets	$2,552,766,108	$117,600,000	$-

Janus Investment Fund	11

Janus Henderson Small Cap Value Fund

Statement of Assets and Liabilities

June 30, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost(1)	$2,271,951,960
Unaffiliated investments, at value	2,516,317,267
Affiliated investments, at value	36,448,841
Repurchase agreements, at value	117,600,000
Cash	58,063
Non-interested Trustees' deferred compensation	47,035
Receivables:
Investments sold	21,312,042
Dividends	3,419,757
Fund shares sold	3,169,431
Interest	9,952
Other assets	3,742
Total Assets	2,698,386,130
Liabilities:
Payables:	—
Investments purchased	47,840,695
Fund shares repurchased	3,460,420
Advisory fees	1,891,499
Transfer agent fees and expenses	458,294
12b-1 Distribution and shareholder servicing fees	61,133
Non-interested Trustees' deferred compensation fees	47,035
Professional fees	36,101
Fund administration fees	21,916
Non-interested Trustees' fees and expenses	14,824
Custodian fees	205
Accrued expenses and other payables	89,635
Total Liabilities	53,921,757
Net Assets	$2,644,464,373

See Notes to Financial Statements.

12	JUNE 30, 2017

Janus Henderson Small Cap Value Fund

Statement of Assets and Liabilities

June 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,072,750,631
Undistributed net investment income/(loss)	10,155,329
Undistributed net realized gain/(loss) from investments and foreign currency transactions	163,136,492
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	398,421,921
Total Net Assets	$2,644,464,373
Net Assets - Class A Shares	$53,732,439
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,317,463
Net Asset Value Per Share(2)	$23.19
Maximum Offering Price Per Share(3)	$24.60
Net Assets - Class C Shares	$21,378,533
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	967,595
Net Asset Value Per Share(2)	$22.09
Net Assets - Class D Shares	$134,025,537
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,824,413
Net Asset Value Per Share	$23.01
Net Assets - Class I Shares	$1,029,135,977
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	44,500,333
Net Asset Value Per Share	$23.13
Net Assets - Class L Shares	$193,771,410
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,178,685
Net Asset Value Per Share	$23.69
Net Assets - Class N Shares	$300,685,367
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,022,194
Net Asset Value Per Share	$23.09
Net Assets - Class R Shares	$35,452,174
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,566,055
Net Asset Value Per Share	$22.64
Net Assets - Class S Shares	$70,490,267
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,080,083
Net Asset Value Per Share	$22.89
Net Assets - Class T Shares	$805,792,669
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	34,957,191
Net Asset Value Per Share	$23.05

(1) Includes cost of repurchase agreements of $117,600,000.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Small Cap Value Fund

Statement of Operations

For the year ended June 30, 2017

Investment Income:
Dividends	$37,042,776
Interest	461,103
Dividends from affiliates	239,183
Foreign tax withheld	(29,720)
Total Investment Income	37,713,342
Expenses:
Advisory fees	18,839,902
12b-1Distribution and shareholder servicing fees:
Class A Shares	117,556
Class C Shares	161,950
Class R Shares	131,619
Class S Shares	171,779
Transfer agent administrative fees and expenses:
Class D Shares	148,046
Class L Shares	428,989
Class R Shares	65,810
Class S Shares	171,779
Class T Shares	1,815,175
Transfer agent networking and omnibus fees:
Class A Shares	101,134
Class C Shares	18,662
Class I Shares	1,153,587
Other transfer agent fees and expenses:
Class A Shares	5,600
Class C Shares	2,264
Class D Shares	26,248
Class I Shares	37,774
Class L Shares	2,817
Class N Shares	7,975
Class R Shares	659
Class S Shares	997
Class T Shares	8,447
Registration fees	238,406
Fund administration fees	210,583
Shareholder reports expense	183,169
Non-interested Trustees’ fees and expenses	63,796
Professional fees	62,012
Custodian fees	22,137
Other expenses	151,024
Total Expenses	24,349,896
Less: Excess Expense Reimbursement	(396,231)
Net Expenses	23,953,665
Net Investment Income/(Loss)	13,759,677
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	222,621,929
Investments in affiliates	463,570
Total Net Realized Gain/(Loss) on Investments	223,085,499
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	191,511,704
Total Change in Unrealized Net Appreciation/Depreciation	191,511,704
Net Increase/(Decrease) in Net Assets Resulting from Operations	$428,356,880

See Notes to Financial Statements.

14	JUNE 30, 2017

Janus Henderson Small Cap Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2017	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$13,759,677	$12,139,000
Net realized gain/(loss) on investments	223,085,499	37,024,964
Change in unrealized net appreciation/depreciation	191,511,704	(33,431,857)
Net Increase/(Decrease) in Net Assets Resulting from Operations	428,356,880	15,732,107
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(96,224)	(106,819)
Class C Shares	(1,419)	—
Class D Shares	(694,015)	(592,869)
Class I Shares	(4,731,692)	(2,325,147)
Class L Shares	(1,128,442)	(1,643,291)
Class N Shares	(1,506,813)	(1,768,642)
Class R Shares	(28,935)	(10,030)
Class S Shares	(154,868)	(177,610)
Class T Shares	(3,114,344)	(3,342,798)
Total Dividends from Net Investment Income	(11,456,752)	(9,967,206)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(1,545,493)	(4,950,894)
Class C Shares	(581,907)	(1,484,773)
Class D Shares	(4,509,595)	(9,194,240)
Class I Shares	(28,595,378)	(38,353,769)
Class L Shares	(6,616,021)	(21,892,231)
Class N Shares	(8,387,339)	(22,806,119)
Class R Shares	(849,309)	(2,036,797)
Class S Shares	(2,293,538)	(6,525,807)
Class T Shares	(24,052,630)	(63,114,481)
Total Distributions from Net Realized Gain from Investment Transactions	(77,431,210)	(170,359,111)
Net Decrease from Dividends and Distributions to Shareholders	(88,887,962)	(180,326,317)
Capital Share Transactions:
Class A Shares	6,878,055	(5,122,123)
Class C Shares	5,904,432	1,497,297
Class D Shares	35,430,084	12,189,033
Class I Shares	563,064,800	(123,393,842)
Class L Shares	(35,231,141)	14,767,116
Class N Shares	86,959,163	(5,822,035)
Class R Shares	14,148,320	678,218
Class S Shares	3,136,619	3,202,812
Class T Shares	129,690,835	61,612,991
Net Increase/(Decrease) from Capital Share Transactions	809,981,167	(40,390,533)
Net Increase/(Decrease) in Net Assets	1,149,450,085	(204,984,743)
Net Assets:
Beginning of period	1,495,014,288	1,699,999,031
End of period	$2,644,464,373	$1,495,014,288

Undistributed Net Investment Income/(Loss)	$10,155,329	$11,429,725

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Small Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$19.64	$22.28	$26.99		$23.62	$21.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(1)	0.11(1)	0.14(1)		0.11(1)	0.15
Net realized and unrealized gain/(loss)	4.26	(0.03)(2)	0.92		4.71	3.56
Total from Investment Operations	4.33	0.08	1.06		4.82	3.71
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.06)	(0.02)		(0.15)	(0.21)
Distributions (from capital gains)	(0.73)	(2.66)	(5.75)		(1.30)	(0.90)
Total Dividends and Distributions	(0.78)	(2.72)	(5.77)		(1.45)	(1.11)
Net Asset Value, End of Period	$23.19	$19.64	$22.28		$26.99	$23.62
Total Return*	22.16%	1.38%	4.61%		20.92%	18.27%
Net Assets, End of Period (in thousands)	$53,732	$39,424	$49,599		$89,450	$115,675
Average Net Assets for the Period (in thousands)	$46,728	$39,350	$57,774		$108,703	$128,765
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.36%	1.36%	1.03%		1.05%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.35%	1.34%	1.03%		1.05%	1.00%
Ratio of Net Investment Income/(Loss)	0.31%	0.57%	0.57%		0.43%	0.64%
Portfolio Turnover Rate	83%	84%	86%		62%	60%
				1

Class C Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$18.82	$21.49	$26.37	$23.13	$20.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.06)(1)	0.03(1)	(0.02)(1)	(0.07)(1)	(0.15)
Net realized and unrealized gain/(loss)	4.06	(0.04)(2)	0.89	4.61	3.61
Total from Investment Operations	4.00	(0.01)	0.87	4.54	3.46
Less Dividends and Distributions:
Dividends (from net investment income)	—(3)	—	—	—	—(3)
Distributions (from capital gains)	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)
Total Dividends and Distributions	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)
Net Asset Value, End of Period	$22.09	$18.82	$21.49	$26.37	$23.13
Total Return*	21.38%	0.97%	3.94%	20.06%	17.31%
Net Assets, End of Period (in thousands)	$21,379	$12,975	$12,844	$16,390	$17,316
Average Net Assets for the Period (in thousands)	$17,299	$11,777	$14,245	$16,844	$18,953
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.94%	1.77%	1.69%	1.79%	1.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.94%	1.77%	1.69%	1.77%	1.80%
Ratio of Net Investment Income/(Loss)	(0.27)%	0.15%	(0.09)%	(0.29)%	(0.16)%
Portfolio Turnover Rate	83%	84%	86%	62%	60%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) This amount does not agree with the change in the aggregate gains and losses in the Fund's securities for the year or period due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's securities.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16	JUNE 30, 2017

Janus Henderson Small Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.50	$22.19	$27.04	$23.66	$21.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.17(1)	0.21(1)	0.19(1)	0.20
Net realized and unrealized gain/(loss)	4.21	(0.03)(2)	0.92	4.72	3.57
Total from Investment Operations	4.35	0.14	1.13	4.91	3.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.17)	(0.23)	(0.23)	(0.31)
Distributions (from capital gains)	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)
Total Dividends and Distributions	(0.84)	(2.83)	(5.98)	(1.53)	(1.21)
Net Asset Value, End of Period	$23.01	$19.50	$22.19	$27.04	$23.66
Total Return*	22.47%	1.75%	4.93%	21.30%	18.53%
Net Assets, End of Period (in thousands)	$134,026	$81,616	$77,948	$81,194	$74,980
Average Net Assets for the Period (in thousands)	$122,637	$74,406	$77,652	$78,901	$72,194
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%	1.05%	0.71%	0.74%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.05%	0.71%	0.74%	0.77%
Ratio of Net Investment Income/(Loss)	0.63%	0.86%	0.87%	0.73%	0.85%
Portfolio Turnover Rate	83%	84%	86%	62%	60%

Class I Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.60	$22.27	$27.09	$23.70	$21.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.18(1)	0.22(1)	0.19(1)	0.25
Net realized and unrealized gain/(loss)	4.24	(0.03)(2)	0.92	4.73	3.54
Total from Investment Operations	4.38	0.15	1.14	4.92	3.79
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.16)	(0.21)	(0.23)	(0.32)
Distributions (from capital gains)	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)
Total Dividends and Distributions	(0.85)	(2.82)	(5.96)	(1.53)	(1.22)
Net Asset Value, End of Period	$23.13	$19.60	$22.27	$27.09	$23.70
Total Return*	22.50%	1.78%	4.98%	21.31%	18.62%
Net Assets, End of Period (in thousands)	$1,029,136	$350,777	$516,201	$617,119	$821,829
Average Net Assets for the Period (in thousands)	$791,904	$363,550	$556,326	$767,593	$1,114,888
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.03%	0.99%	0.67%	0.74%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	0.99%	0.67%	0.74%	0.71%
Ratio of Net Investment Income/(Loss)	0.66%	0.89%	0.93%	0.75%	0.94%
Portfolio Turnover Rate	83%	84%	86%	62%	60%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Small Cap Value Fund

Financial Highlights

Class L Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$20.04	$22.73	$27.55	$24.08	$21.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(1)	0.20(1)	0.25(1)	0.23(1)	0.53
Net realized and unrealized gain/(loss)	4.33	(0.03)(2)	0.94	4.80	3.34
Total from Investment Operations	4.50	0.17	1.19	5.03	3.87
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.20)	(0.26)	(0.26)	(0.34)
Distributions (from capital gains)	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)
Total Dividends and Distributions	(0.85)	(2.86)	(6.01)	(1.56)	(1.24)
Net Asset Value, End of Period	$23.69	$20.04	$22.73	$27.55	$24.08
Total Return*	22.63%	1.85%	5.10%	21.45%	18.74%
Net Assets, End of Period (in thousands)	$193,771	$195,526	$200,531	$212,533	$230,021
Average Net Assets for the Period (in thousands)	$198,852	$186,026	$195,145	$226,789	$251,154
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.10%	1.10%	0.77%	0.80%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.92%	0.59%	0.61%	0.63%
Ratio of Net Investment Income/(Loss)	0.77%	0.99%	1.01%	0.87%	1.00%
Portfolio Turnover Rate	83%	84%	86%	62%	60%

Class N Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.55	$22.25	$27.09	$23.71	$21.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(1)	0.20(1)	0.25(1)	0.24(1)	0.33
Net realized and unrealized gain/(loss)	4.23	(0.03)(2)	0.93	4.72	3.49
Total from Investment Operations	4.40	0.17	1.18	4.96	3.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.21)	(0.27)	(0.28)	(0.35)
Distributions (from capital gains)	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)
Total Dividends and Distributions	(0.86)	(2.87)	(6.02)	(1.58)	(1.25)
Net Asset Value, End of Period	$23.09	$19.55	$22.25	$27.09	$23.71
Total Return*	22.67%	1.88%	5.15%	21.47%	18.78%
Net Assets, End of Period (in thousands)	$300,685	$175,258	$202,182	$200,869	$251,691
Average Net Assets for the Period (in thousands)	$253,523	$185,180	$200,334	$279,014	$64,999
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	0.89%	0.56%	0.58%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	0.89%	0.56%	0.58%	0.60%
Ratio of Net Investment Income/(Loss)	0.78%	1.02%	1.03%	0.92%	0.92%
Portfolio Turnover Rate	83%	84%	86%	62%	60%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

18	JUNE 30, 2017

Janus Henderson Small Cap Value Fund

Financial Highlights

Class R Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.23	$21.88	$26.66	$23.34	$20.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	0.05(1)	0.07(1)	0.04(1)	0.04
Net realized and unrealized gain/(loss)	4.15	(0.03)(2)	0.90	4.65	3.56
Total from Investment Operations	4.16	0.02	0.97	4.69	3.60
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.01)	—	(0.07)	(0.17)
Distributions (from capital gains)	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)
Total Dividends and Distributions	(0.75)	(2.67)	(5.75)	(1.37)	(1.07)
Net Asset Value, End of Period	$22.64	$19.23	$21.88	$26.66	$23.34
Total Return*	21.78%	1.12%	4.32%	20.56%	17.87%
Net Assets, End of Period (in thousands)	$35,452	$17,504	$18,692	$23,700	$30,415
Average Net Assets for the Period (in thousands)	$26,130	$16,585	$19,708	$28,330	$31,106
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.64%	1.64%	1.31%	1.33%	1.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.64%	1.64%	1.31%	1.33%	1.34%
Ratio of Net Investment Income/(Loss)	0.03%	0.27%	0.28%	0.16%	0.29%
Portfolio Turnover Rate	83%	84%	86%	62%	60%

Class S Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.41	$22.07	$26.88	$23.53	$20.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(1)	0.10(1)	0.13(1)	0.10(1)	0.12
Net realized and unrealized gain/(loss)	4.20	(0.03)(2)	0.91	4.69	3.57
Total from Investment Operations	4.26	0.07	1.04	4.79	3.69
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.07)	(0.10)	(0.14)	(0.23)
Distributions (from capital gains)	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)
Total Dividends and Distributions	(0.78)	(2.73)	(5.85)	(1.44)	(1.13)
Net Asset Value, End of Period	$22.89	$19.41	$22.07	$26.88	$23.53
Total Return*	22.08%	1.38%	4.60%	20.86%	18.19%
Net Assets, End of Period (in thousands)	$70,490	$56,720	$59,685	$72,148	$80,862
Average Net Assets for the Period (in thousands)	$68,319	$51,668	$65,570	$80,958	$86,346
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.38%	1.39%	1.06%	1.08%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.38%	1.38%	1.06%	1.08%	1.10%
Ratio of Net Investment Income/(Loss)	0.29%	0.52%	0.53%	0.40%	0.53%
Portfolio Turnover Rate	83%	84%	86%	62%	60%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Small Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.53	$22.21	$27.04	$23.65	$21.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.15(1)	0.19(1)	0.17(1)	0.20
Net realized and unrealized gain/(loss)	4.22	(0.03)(2)	0.92	4.72	3.55
Total from Investment Operations	4.34	0.12	1.11	4.89	3.75
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.14)	(0.19)	(0.20)	(0.28)
Distributions (from capital gains)	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)
Total Dividends and Distributions	(0.82)	(2.80)	(5.94)	(1.50)	(1.18)
Net Asset Value, End of Period	$23.05	$19.53	$22.21	$27.04	$23.65
Total Return*	22.39%	1.63%	4.85%	21.20%	18.44%
Net Assets, End of Period (in thousands)	$805,793	$565,214	$562,317	$707,642	$846,044
Average Net Assets for the Period (in thousands)	$721,659	$510,577	$617,628	$773,664	$880,189
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.13%	1.14%	0.81%	0.83%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.13%	0.81%	0.83%	0.84%
Ratio of Net Investment Income/(Loss)	0.55%	0.78%	0.79%	0.65%	0.79%
Portfolio Turnover Rate	83%	84%	86%	62%	60%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

20	JUNE 30, 2017

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Small Cap Value Fund (formerly named Perkins Small Cap Value Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors. Class L Shares are closed.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Janus Investment Fund	21

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

22	JUNE 30, 2017

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts

Janus Investment Fund	23

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is

24	JUNE 30, 2017

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Janus Investment Fund	25

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$67,600,000	$—	$(67,600,000)	$—
RBC Capital Markets Corp.	50,000,000	—	(50,000,000)	—

Total	$117,600,000	$—	$(117,600,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.72%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 2000® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable..

26	JUNE 30, 2017

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended June 30, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.84%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.96% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Investment Fund	27

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. Janus Services has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,736 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation

28	JUNE 30, 2017

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2017.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2017, Janus Distributors retained upfront sales charges of $27,943.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $2,723.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2017, the Fund engaged in cross trades amounting to $3,146,183 in purchases and $327,144 in sales, resulting in a net realized gain of $24,938. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and tax equalization. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 48,858,981	$ 121,078,950	$ -	$ -	$ -	$ (39,266)	$401,815,077

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2017 are noted below.

Janus Investment Fund	29

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,268,551,031	$420,661,558	$(18,846,481)	$ 401,815,077

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 13,260,762	$ 75,627,200	$ -	$ -

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 36,705,928	$ 143,620,389	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 20,008,997	$ (3,577,321)	$ (16,431,676)

Capital has been adjusted by $20,008,997, including $15,281,962 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

30	JUNE 30, 2017

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,453,055	$ 32,147,345	791,391	$ 15,590,943
Reinvested dividends and distributions	59,222	1,331,892	213,083	3,850,418
Shares repurchased	(1,201,771)	(26,601,182)	(1,223,958)	(24,563,484)
Net Increase/(Decrease)	310,506	$ 6,878,055	(219,484)	$ (5,122,123)
Class C Shares:
Shares sold	480,160	$ 10,146,371	206,783	$ 3,810,435
Reinvested dividends and distributions	24,297	522,133	73,570	1,277,175
Shares repurchased	(226,230)	(4,764,072)	(188,668)	(3,590,313)
Net Increase/(Decrease)	278,227	$ 5,904,432	91,685	$ 1,497,297
Class D Shares:
Shares sold	3,687,642	$ 80,857,039	618,640	$ 11,915,848
Reinvested dividends and distributions	228,280	5,086,083	533,152	9,548,749
Shares repurchased	(2,277,219)	(50,513,038)	(478,238)	(9,275,564)
Net Increase/(Decrease)	1,638,703	$ 35,430,084	673,554	$ 12,189,033
Class I Shares:
Shares sold	36,026,230	$771,265,446	6,238,744	$ 119,518,093
Reinvested dividends and distributions	1,353,062	30,295,065	1,805,127	32,492,284
Shares repurchased	(10,778,825)	(238,495,711)	(13,319,750)	(275,404,219)
Net Increase/(Decrease)	26,600,467	$563,064,800	(5,275,879)	$(123,393,842)
Class L Shares:
Shares sold	441,978	$ 9,824,018	1,187,715	$ 22,753,247
Reinvested dividends and distributions	321,703	7,373,433	1,226,811	22,561,049
Shares repurchased	(2,341,687)	(52,428,592)	(1,480,552)	(30,547,180)
Net Increase/(Decrease)	(1,578,006)	$ (35,231,141)	933,974	$ 14,767,116
Class N Shares:
Shares sold	7,161,522	$156,634,815	1,526,674	$ 29,889,305
Reinvested dividends and distributions	442,875	9,893,831	1,369,809	24,574,379
Shares repurchased	(3,547,354)	(79,569,483)	(3,019,519)	(60,285,719)
Net Increase/(Decrease)	4,057,043	$ 86,959,163	(123,036)	$ (5,822,035)
Class R Shares:
Shares sold	916,051	$ 19,777,614	248,671	$ 4,658,983
Reinvested dividends and distributions	35,949	790,513	103,076	1,826,499
Shares repurchased	(296,135)	(6,419,807)	(295,778)	(5,807,264)
Net Increase/(Decrease)	655,865	$ 14,148,320	55,969	$ 678,218
Class S Shares:
Shares sold	1,149,734	$ 24,520,440	943,770	$ 17,866,772
Reinvested dividends and distributions	110,281	2,448,245	375,285	6,702,587
Shares repurchased	(1,102,507)	(23,832,066)	(1,101,144)	(21,366,547)
Net Increase/(Decrease)	157,508	$ 3,136,619	217,911	$ 3,202,812
Class T Shares:
Shares sold	13,607,736	$295,495,146	7,896,500	$ 151,481,254
Reinvested dividends and distributions	1,206,111	26,932,454	3,663,451	65,758,942
Shares repurchased	(8,793,395)	(192,736,765)	(7,941,631)	(155,627,205)
Net Increase/(Decrease)	6,020,452	$129,690,835	3,618,320	$ 61,612,991

Janus Investment Fund	31

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,514,037,832	$1,789,243,291	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8.  Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. In addition, the consummation of the Merger may have been deemed to cause an assignment of the investment sub-advisory agreement between Janus Capital and Perkins Investment Management LLC (“Perkins”) on behalf of the Fund in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement and investment sub-advisory agreement to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment sub-advisory agreement between Janus Capital and Perkins on behalf of the Fund (the “Post-Merger Sub-Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory and Sub-Advisory Agreements

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, each of which took effect upon consummation of the Merger.

32	JUNE 30, 2017

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2017 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	33

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Henderson Small Cap Value Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 15, 2017

34	JUNE 30, 2017

Janus Henderson Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

Janus Investment Fund	35

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

36	JUNE 30, 2017

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

Janus Investment Fund	37

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-

38	JUNE 30, 2017

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

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Additional Information (unaudited)

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to

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Additional Information (unaudited)

help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

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Additional Information (unaudited)

• the terms of each New Shell Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2017, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	57

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	59

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

Janus Investment Fund	61

Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
2,464,542,950.202	1,296,592,672.231	16,179,077.347	25,279,237.056	298,368,212.261	1,636,419,198.894

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
52.610	0.656	1.026	12.106	66.398	79.234	0.989	1.545	18.233	100.000

2B. To approve a new sub-advisory agreement between the Adviser and Perkins Investment Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
2,464,542,950.202	1,271,206,161.909	17,565,070.974	26,306,273.725	321,341,692.286	1,636,419,198.894

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
51.580	0.713	1.067	13.039	66.398	77.682	1.073	1.608	19.637	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
2,464,542,950.202	1,203,763,483.216	51,828,574.475	82,458,823.164	298,368,318.040	1,636,419,198.894

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
48.843	2.103	3.346	12.106	66.398	73.561	3.167	5.039	18.233	100.000

Janus Investment Fund	63

Janus Henderson Small Cap Value Fund

Shareholder Meeting (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2017:

Capital Gain Distributions	$90,909,162
Dividends Received Deduction Percentage	51%
Qualified Dividend Income Percentage	53%

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Janus Henderson Small Cap Value Fund

Designation Requirements (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); and Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	67

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

68	JUNE 30, 2017

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

70	JUNE 30, 2017

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	71

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer.	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation

72	JUNE 30, 2017

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

(2012-2017).
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	73

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93034 08-17

74	JUNE 30, 2017

ANNUAL REPORT June 30, 2017

Janus Henderson Strategic Income Fund (formerly named Henderson Strategic Income Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Strategic Income Fund

Janus Henderson Strategic Income Fund (unaudited)

FUND SNAPSHOT

The Janus Henderson Strategic Income Fund is a global strategic fixed income fund seeking total return through current income and capital appreciation. The Fund makes strategic asset allocation decisions between countries, fixed income asset classes, sectors and credit ratings. We believe that outside of the bond’s coupon, asset allocation is the primary driver of returns. Specifically, we actively manage the Fund’s duration position and credit exposure based on where we believe we are in the economic cycle. The Fund’s flexibility allows it to source return from a wide range of global fixed income securities. In addition, we favor sensible income from large, non-cyclical businesses which are likely to continue paying their coupons in the years to come. We believe divergent central bank policy has created an opportunity for us to exploit market inefficiencies. The portfolio seeks to take advantage of these opportunities across developed markets and avoids currency bets.

John Pattullo co-portfolio manager	Jenna Barnard co-portfolio manager

PERFORMANCE

The Janus Henderson Strategic Income Class I Shares returned 4.26% over the 11-month period to end of June 30, 2017. The Fund’s primary benchmark, Bloomberg Barclays Global Aggregate Credit Index (USD hedged), returned 0.86% and its competitive peer group, Morningstar World Bond category, returned 0.72%.

INVESTMENT ENVIRONMENT

When reflecting on the period to June 2017, it is clear that the post-2008 financial crisis environment of low growth, low inflation and low default rates (ex-commodities) remains firmly in place for developed economies. This remains a supportive underpinning for both government and corporate bonds. Despite this, investors exhibited a continued willingness to believe a regime shift towards higher growth and higher inflation was imminent with the election of President Trump providing the latest narrative for such hope. It is however really only the latest example of a persistent mis-forecasting of government bond yields which has been ongoing for over twenty years. Indeed in 24 of the last 26 years economist consensus has been for higher 10-year U.S. government bond yields, which is quite remarkable given the steady decline in bond yields over this time frame. It remains our opinion that investor positioning and extreme sentiment tends to provide the best opportunities for duration management as opposed to the monthly or quarterly fluctuations in economic data which remain well entrenched in much lower range than in the previous cycle. In addition the divergence in developed market government bond yields continued apace with notable relative outperformance from the UK government bond market post Brexit and the German government bond market through to end of 2016 before much of that performance was taken back in the first half of 2017.

Corporate bond markets continued to exhibit strong absolute and relative performance over the period as credit spreads continued to tighten helped not only by an environment of low current default rates but also exceptionally low volatility in both equity and rates markets which drove investors into higher yielding alternatives to government bonds. By June 2017 a notable shift from central banks in the developed world began to emerge, driven not by inflation and growth but seemingly a desire to return interest rates to levels which they perceive as more “normal.” The standout example of this came from the Bank of Canada but signs also emerged from the Bank of England that an interest rate hike was being seriously considered. This is a fascinating experiment for central banks and one which has the potential for policy error given the rise in real yields which will result in the absence of inflationary pressures.

PERFORMANCE DISCUSSION

Activity continued to be focused in two key areas: interest rate duration and credit exposure. Starting with duration management, we were pleased with the management of the Fund’s headline duration exposure over the period,

Janus Investment Fund	1

Janus Henderson Strategic Income Fund (unaudited)

managing to avoid a sharp drawdown in performance post the election of Donald Trump but also generating additional return from opportunities such as Brexit (long Gilts) in August 2016 and extending duration from mid-December 2016 and early 2017 to take advantage of the resulting repricing of government bond yields. The decision to increase the floating rate loan exposure from approximately 5% of the Fund to 20% early in the period also provided meaningful protection to the Fund against the rise in government bond yields in late 2016. This was then reduced in the first half of 2017 given the trend toward repricing in the loan market which materially reduced the yield and relative attractiveness of the asset class. Corporate bond exposures provided positive returns during the period reflecting the broad strength of the market. Notable positive contributors included financials (European banks bonds) and an allocation to longer-dated U.S. preference shares in late 2016 following the duration sell-off as well as a host of high yield bonds. There were some negative contributions from long end U.S. investment-grade bonds which were sold in late 2016 but these were not material. In aggregate it was a benign market environment for our investment approach and strategy despite the meaningful intra month volatility in government bonds.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Any rise in U.S. government bond yields in-line with the consensus reflation trade would, in our view, constitute a significant buying opportunity for government bonds and investment grade bonds markets. We are seeing signs of the U.S. economy being in the late stage of its economic cycle as evidenced by waning auto sales, a tightening of bank lending conditions and anecdotal reports from sector such as retail. We continue to believe that many structural forces are weighing down on the growth and inflation potential of the developed world making this a very different cycle to the past. As students of the European and Japanese experience we have a healthy skepticism towards the consensus bond bears that have proved wrong for successive years. Other developed world bond markets have significantly outperformed the U.S. bond market for a number of years but a policy error from the Federal Reserve in terms of overly aggressive tightening of monetary policy conditions would make the U.S. market increasingly attractive.

Thank you for your investment in Janus Henderson Strategic Income Fund.

2	JUNE 30, 2017

Janus Henderson Strategic Income Fund (unaudited)

Fund At A Glance

June 30, 2017

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	2.76%	2.76%
Class A Shares MOP	2.63%	2.63%
Class C Shares**	2.04%	2.04%
Class D Shares	2.85%	2.85%
Class I Shares	3.01%	3.01%
Class N Shares	3.02%	3.02%
Class S Shares	2.48%	2.48%
Class T Shares	2.73%	2.73%
Weighted Average Maturity		17.5 Years
Average Effective Duration***		4.5 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	0.9%
AA	4.5%
A	5.7%
BBB	21.8%
BB	26.4%
B	16.9%
Not Rated	18.4%
Other	5.4%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	62.5%
Bank Loans and Mezzanine Loans	14.4%
Foreign Government Bonds	12.2%
Investment Companies	6.6%
United States Treasury Notes/Bonds	2.3%
Asset-Backed/Commercial Mortgage-Backed Securities	0.1%
Preferred Stocks	0.0%
Other	1.9%
100.0%

Janus Investment Fund	3

Janus Henderson Strategic Income Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2017					per the June 5, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	6.84%	5.64%	3.65%	5.29%	1.03%	1.00%
Class A Shares at MOP	1.81%	4.63%	3.14%	4.91%
Class C Shares at NAV	5.98%	4.82%	2.84%	4.47%	1.79%	1.75%
Class C Shares at CDSC	4.98%	4.82%	2.84%	4.47%
Class D Shares(1)	6.79%	5.63%	3.64%	5.28%	0.86%	0.81%
Class I Shares	7.03%	5.88%	3.65%	5.29%	0.78%	0.75%
Class N Shares	7.21%	5.64%	3.65%	5.29%	0.72%	0.69%
Class S Shares	6.61%	5.53%	3.59%	5.24%	1.19%	1.16%
Class T Shares	6.78%	5.63%	3.64%	5.28%	0.94%	0.91%
Bloomberg Barclays Global Aggregate Credit Index (USD Hedged)	2.34%	4.15%	5.13%	4.68%
3-Month USD LIBOR	0.85%	0.43%	1.06%	1.68%
Morningstar Quartile - Class A Shares	1st	1st	3rd	1st
Morningstar Ranking - based on total returns for World Bond Funds	38/332	5/298	119/194	31/152

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

The expense ratios shown are estimated.

4	JUNE 30, 2017

Janus Henderson Strategic Income Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson Strategic Income Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on September 30, 2003. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on April 29, 2011 and November 30, 2015, respectively.

Performance of Class A Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017 reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to April 29, 2011, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

Janus Investment Fund	5

Janus Henderson Strategic Income Fund (unaudited)

Performance

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – September 30, 2003

(1) Closed to certain new investors.

6	JUNE 30, 2017

Janus Henderson Strategic Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (2/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (2/1/17 - 6/30/17)*	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Net Annualized Expense Ratio (1/1/17 - 6/30/17)
Class A Shares	$1,000.00	$1,034.10	$4.26	$1,000.00	$1,019.74	$5.11	1.02%
Class C Shares	$1,000.00	$1,031.30	$7.43	$1,000.00	$1,015.97	$8.90	1.78%
Class D Shares	$1,000.00	$1,033.60	$0.64	$1,000.00	$1,020.38	$4.46	0.89%
Class I Shares	$1,000.00	$1,035.40	$3.22	$1,000.00	$1,020.98	$3.86	0.77%
Class N Shares	$1,000.00	$1,035.60	$2.97	$1,000.00	$1,021.27	$3.56	0.71%
Class S Shares	$1,000.00	$1,032.70	$0.88	$1,000.00	$1,018.74	$6.11	1.22%
Class T Shares	$1,000.00	$1,033.50	$0.69	$1,000.00	$1,020.08	$4.76	0.95%
*

Actual Expenses Paid During Period for Class D Shares, Class S Shares and Class T Shares reflect only the inception period for the share classes (June 5, 2017 to June 30, 2017) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 26/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a five-month period. For all other share classes, the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 150/365 (to reflect the five-month period).

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Strategic Income Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 0.1%
Tesco Property Finance 3 PLC, 5.7440%, 4/13/40 (cost $521,935)	342,089	GBP	$491,968
Bank Loans and Mezzanine Loans – 14.4%
Capital Goods – 3.9%
Berry Plastics Corp, 3.3671%, 2/8/20‡	$6,472,986		6,471,173
Kloeckner Pentaplast of America Inc, 4.3968%, 4/28/20‡	4,557,185		4,557,185
Kloeckner Pentaplast of America Inc, 4.3968%, 4/28/20‡	1,947,515		1,947,515
Trionista Holdco GmbH, 3.0000%, 4/30/20‡	3,000,000	EUR	3,432,942
			16,408,815
Communications – 1.8%
eircom Holdings Ireland Ltd, 3.2500%, 4/19/24‡	2,744,936	EUR	3,152,981
Oberthur Technologies Group SAS, 3.7500%, 1/10/24‡	798,823	EUR	916,431
Oberthur Technologies Group SAS, 3.7500%, 1/10/24‡	495,177	EUR	568,080
SFR Group SA, 3.7500%, 1/14/25‡	2,395,960	EUR	2,748,161
			7,385,653
Consumer Cyclical – 2.7%
Delta 2 Lux Sarl, 4.5044%, 2/1/24‡	4,300,000		4,300,903
Douglas GmbH, 3.7500%, 8/13/22‡	6,226,647	EUR	7,164,136
			11,465,039
Consumer Non-Cyclical – 1.8%
Auris Luxembourg III Sarl, 4.2964%, 1/17/22‡	980,044		981,269
ConvaTec Healthcare D Sarl, 3.7964%, 10/25/23‡	6,368,000		6,372,012
			7,353,281
Industrial – 1.9%
Fugue Finance BV, 0%, 6/26/24(a),‡	3,265,417	EUR	3,766,980
Travelport Finance Luxembourg Sarl, 4.4318%, 9/2/21‡	4,211,607		4,216,872
			7,983,852
Real Estate Investment Trusts (REITs) – 1.9%
Equinix Inc, 3.7500%, 1/6/23‡	831,600	GBP	1,091,932
Equinix Inc, 3.2500%, 1/5/24‡	6,000,000	EUR	6,913,026
			8,004,958
Technology – 0.4%
Misys Europe SA, 4.2500%, 6/13/24‡	1,520,000	EUR	1,757,809
Total Bank Loans and Mezzanine Loans (cost $58,519,420)			60,359,407
Corporate Bonds – 62.5%
Banking – 8.2%
Barclays Bank PLC, 6.2780%µ	4,040,000		4,550,252
Barclays PLC, 7.8750%µ	1,600,000		1,721,568
Cooperatieve Rabobank UA, 6.9100%µ	1,250,000	GBP	2,102,080
HBOS Sterling Finance Jersey LP, 7.8810%µ	1,909,000	GBP	3,454,412
HSBC Bank Capital Funding Sterling 1 LP, 5.8440%µ	3,275,000	GBP	5,195,033
Lloyds Banking Group PLC, 6.6570%µ	2,020,000		2,290,175
RBS Capital Trust II, 6.4250%µ	2,686,000		3,065,397
Royal Bank of Scotland Group PLC, 7.6480%µ	1,430,000		1,762,475
UBS Group AG, 7.0000%µ	3,150,000		3,486,779
Wachovia Capital Trust III, 5.5698%µ	6,821,000		6,858,515
			34,486,686
Basic Industry – 1.4%
WEPA Hygieneprodukte GmbH, 3.7500%, 5/15/24	5,000,000	EUR	5,938,321
Capital Goods – 5.7%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
6.0000%, 6/30/21 (144A)	223,000		230,805
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc, 6.7500%, 5/15/24	3,350,000	EUR	4,270,422
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
6.0000%, 2/15/25 (144A)	860,000		903,000
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.7500%, 7/15/27 (144A)	1,000,000	GBP	1,300,249
Ball Corp, 5.2500%, 7/1/25	2,220,000		2,450,325
Berry Plastics Corp, 5.1250%, 7/15/23	2,086,000		2,172,048
Crown Americas LLC / Crown Americas Capital Corp V, 4.2500%, 9/30/26	2,235,000		2,229,412

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2017

Janus Henderson Strategic Income Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC, 7.0000%, 7/15/24	$2,950,000		$3,164,509
Sealed Air Corp, 4.8750%, 12/1/22	1,600,000		1,704,000
Sealed Air Corp, 5.2500%, 4/1/23	2,410,000		2,584,725
Sealed Air Corp, 5.1250%, 12/1/24	567,000		608,108
Silgan Holdings Inc, 4.7500%, 3/15/25	2,250,000		2,306,250
			23,923,853
Communications – 14.6%
Altice US Finance I Corp, 5.5000%, 5/15/26	2,150,000		2,257,500
Arqiva Broadcast Finance PLC, 9.5000%, 3/31/20	2,260,000	GBP	3,134,270
Arqiva Broadcast Finance PLC, 9.5000%, 3/31/20	205,000	GBP	284,303
AT&T Inc, 4.1250%, 2/17/26	2,200,000		2,255,803
AT&T Inc, 4.3750%, 9/14/29	3,165,000	GBP	4,591,490
AT&T Inc, 3.5500%, 9/14/37	1,400,000	GBP	1,770,889
CCO Holdings LLC / CCO Holdings Capital Corp, 5.8750%, 5/1/27 (144A)	836,000		893,475
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.9080%, 7/23/25	2,080,000		2,247,257
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.4840%, 10/23/45	1,086,000		1,305,051
Comcast Corp, 3.3000%, 2/1/27	2,100,000		2,126,025
Comcast Corp, 3.4000%, 7/15/46	2,300,000		2,097,669
Daily Mail & General Trust PLC, 5.7500%, 12/7/18	788,000	GBP	1,085,036
eircom Finance DAC, 4.5000%, 5/31/22	1,195,000	EUR	1,426,135
Netflix Inc, 3.6250%, 5/15/27	1,800,000	EUR	2,088,996
Orange SA, 5.7500%µ	812,000	GBP	1,169,894
S&P Global Inc, 4.0000%, 6/15/25	2,830,000		2,963,364
Sirius XM Radio Inc, 6.0000%, 7/15/24	1,300,000		1,381,250
Sirius XM Radio Inc, 5.3750%, 4/15/25	2,315,000		2,393,131
Telenet Finance VI Luxembourg SCA, 4.8750%, 7/15/27	3,200,000	EUR	3,995,721
Unitymedia GmbH, 3.7500%, 1/15/27	909,000	EUR	1,059,095
Unitymedia Hessen GmbH & Co KG / Unitymedia NRW GmbH, 5.0000%, 1/15/25	200,000		209,500
Unitymedia Hessen GmbH & Co KG / Unitymedia NRW GmbH, 3.5000%, 1/15/27	3,400,000	EUR	4,001,987
Unitymedia Hessen GmbH & Co KG / Unitymedia NRW GmbH, 3.5000%, 1/15/27	200,000	EUR	235,411
Verizon Communications Inc, 3.1250%, 3/16/22	2,100,000		2,127,462
Verizon Communications Inc, 5.0120%, 4/15/49	340,000		343,851
Virgin Media Secured Finance PLC, 5.2500%, 1/15/26	2,900,000		3,018,349
Virgin Media Secured Finance PLC, 6.2500%, 3/28/29	3,152,000	GBP	4,441,606
Vodafone Group PLC, 2.9500%, 2/19/23	2,505,000		2,518,039
WPP Finance 2010, 4.7500%, 11/21/21	1,430,000		1,546,808
WPP Finance 2013, 3.0000%, 11/20/23	1,703,000	EUR	2,186,968
			61,156,335
Consumer Cyclical – 6.2%
AMC Entertainment Holdings Inc, 6.3750%, 11/15/24	1,200,000	GBP	1,675,146
Co-operative Group Holdings 2011 Ltd, 6.8750%, 7/8/20Ç	2,509,000	GBP	3,716,468
CPUK Finance Ltd, 4.2500%, 8/28/22	1,700,000	GBP	2,226,665
CPUK Finance Ltd, 4.2500%, 8/28/22 (144A)	700,000	GBP	916,862
CPUK Finance Ltd, 4.8750%, 8/28/25	400,000	GBP	528,203
International Game Technology PLC, 6.2500%, 2/15/22 (144A)	1,500,000		1,638,750
International Game Technology PLC, 6.5000%, 2/15/25 (144A)	1,362,000		1,494,795
ISS Global A/S, 1.1250%, 1/7/21	1,500,000	EUR	1,748,848
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC,
4.7500%, 6/1/27	2,020,000		2,062,925
La Financiere Atalian SAS, 4.0000%, 5/15/24	1,400,000	EUR	1,654,752
Service Corp International/US, 7.6250%, 10/1/18	650,000		693,875
Service Corp International/US, 5.3750%, 5/15/24	2,900,000		3,062,835
ServiceMaster Co LLC, 5.1250%, 11/15/24	145,000		150,075
Walgreens Boots Alliance Inc, 3.8000%, 11/18/24	970,000		1,007,527
Walgreens Boots Alliance Inc, 3.4500%, 6/1/26	520,000		518,953
Walgreens Boots Alliance Inc, 2.1250%, 11/20/26	2,300,000	EUR	2,706,659
			25,803,338

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Strategic Income Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – 11.4%
Altria Group Inc, 2.8500%, 8/9/22	$2,000,000		$2,030,962
Altria Group Inc, 2.6250%, 9/16/26	2,700,000		2,599,808
Altria Group Inc, 5.3750%, 1/31/44	370,000		446,612
Aramark Services Inc, 5.1250%, 1/15/24	681,000		715,901
Aramark Services Inc, 5.0000%, 4/1/25	445,000		470,031
Aramark Services Inc, 4.7500%, 6/1/26	2,419,000		2,509,712
Auris Luxembourg II SA, 8.0000%, 1/15/23	605,000	EUR	741,219
Auris Luxembourg II SA, 8.0000%, 1/15/23	290,000	EUR	355,295
BAT International Finance PLC, 6.0000%, 6/29/22	950,000	GBP	1,492,341
BAT International Finance PLC, 0.8750%, 10/13/23	2,500,000	EUR	2,808,205
BAT International Finance PLC, 3.9500%, 6/15/25	2,000,000		2,075,872
Catalent Pharma Solutions Inc, 4.7500%, 12/15/24	1,000,000	EUR	1,222,232
Constellation Brands Inc, 3.5000%, 5/9/27	1,600,000		1,598,674
Constellation Brands Inc, 4.5000%, 5/9/47	1,600,000		1,649,355
Cott Beverages Inc, 5.3750%, 7/1/22	2,688,000		2,785,440
Cott Holdings Inc, 5.5000%, 4/1/25	2,325,000		2,371,500
Galaxy Bidco Ltd, 6.3750%, 11/15/20	406,000	GBP	539,210
HCA Inc, 5.0000%, 3/15/24	67,000		70,936
Imperial Brands Finance PLC, 2.2500%, 2/26/21	2,934,000	EUR	3,543,407
Imperial Brands Finance PLC, 4.8750%, 6/7/32	1,750,000	GBP	2,756,560
Kellogg Co, 1.2500%, 3/10/25	1,200,000	EUR	1,358,363
Quintiles IMS Inc, 3.2500%, 3/15/25	2,000,000	EUR	2,321,412
Reynolds American Inc, 6.1500%, 9/15/43	3,300,000		4,125,940
Tesco PLC, 6.1250%, 2/24/22	3,200,000	GBP	4,774,335
Tesco PLC, 5.5000%, 1/13/33	1,576,000	GBP	2,236,626
			47,599,948
Electric – 0.9%
NGG Finance PLC, 5.6250%, 6/18/73‡	2,515,000	GBP	3,712,583
Insurance – 5.9%
Aquarius & Investments Plc for Swiss Reinsurance Co Ltd, 8.2500%µ	3,500,000		3,708,796
Aviva PLC, 6.8750%, 5/20/58‡	1,333,000	GBP	2,290,905
Aviva PLC, 6.8750%µ	1,300,000	GBP	1,859,087
BUPA Finance PLC, 6.1250%µ	1,414,000	GBP	2,046,160
Legal & General Group PLC, 5.8750%µ	1,300,000	GBP	1,794,875
Phoenix Group Holdings, 6.6250%, 12/18/25	1,212,000	GBP	1,808,417
Prudential PLC, 7.7500%µ	2,000,000		2,071,640
Prudential PLC, 6.5000%µ	5,469,000		5,606,600
Scottish Widows Ltd, 7.0000%, 6/16/43	612,000	GBP	1,008,214
Standard Life PLC, 5.5000%, 12/4/42‡	400,000	GBP	576,697
Standard Life PLC, 6.5460%µ	700,000	GBP	997,441
Standard Life PLC, 6.7500%µ	606,000	GBP	927,036
			24,695,868
Non-Agency Commercial Mortgage-Backed Securities – 0.4%
Nationwide Building Society, 10.2500%µ	850,000	GBP	1,649,350
Owned No Guarantee – 0.6%
TenneT Holding BV, 1.7500%, 6/4/27	2,000,000	EUR	2,404,522
Technology – 5.7%
Apple Inc, 2.6500%, 6/10/20	2,800,000	AUD	2,153,830
Apple Inc, 3.7000%, 8/28/22	2,800,000	AUD	2,220,204
Equinix Inc, 5.3750%, 4/1/23	2,200,000		2,285,250
First Data Corp, 5.3750%, 8/15/23	900,000		940,500
First Data Corp, 5.0000%, 1/15/24 (144A)	935,000		961,582
First Data Corp, 5.7500%, 1/15/24	1,110,000		1,153,013
InterXion Holding NV, 6.0000%, 7/15/20	700,000	EUR	825,489
Iron Mountain Europe PLC, 6.1250%, 9/15/22	2,607,000	GBP	3,585,800
Iron Mountain Inc, 6.0000%, 8/15/23	2,000,000		2,125,000
Microsoft Corp, 3.3000%, 2/6/27	2,000,000		2,056,406
Microsoft Corp, 3.4500%, 8/8/36	1,325,000		1,327,423
Microsoft Corp, 4.4500%, 11/3/45	250,000		278,574

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2017

Janus Henderson Strategic Income Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Technology – (continued)
Oracle Corp, 3.9000%, 5/15/35	$4,000,000		$4,126,504
			24,039,575
Transportation – 0.1%
Heathrow Funding Ltd, 7.1250%, 2/14/24	300,000	GBP	502,065
Utility – 0%
Thames Water Utilities Cayman Finance Ltd, 5.3750%, 7/21/25‡	67,000	GBP	87,457
Whole Business – 1.4%
RAC Bond Co PLC, 4.5650%, 5/6/23	4,100,000	GBP	5,794,079
Total Corporate Bonds (cost $259,037,626)			261,793,980
Foreign Government Bonds – 12.2%
Australia Government Bond, 3.2500%, 10/21/18	15,000,000	AUD	11,762,807
Australia Government Bond, 1.7500%, 11/21/20	29,000,000	AUD	22,087,395
Australia Government Bond, 3.7500%, 4/21/37	5,000,000	AUD	4,156,703
United Kingdom Gilt, 1.7500%, 7/22/19	9,700,000	GBP	12,993,564
Total Foreign Government Bonds (cost $50,829,402)			51,000,469
United States Treasury Notes/Bonds – 2.3%
2.2500%, 2/15/27 (cost $9,594,580)	9,800,000		9,756,361
Preferred Stocks – 0%
Banks – 0%
Citigroup Capital XIII, 7.5418% (cost $131,962)	.5,056		131,355
Investment Companies – 6.6%
Money Markets – 6.6%
Fidelity Investments Money Market Treasury Portfolio, 0.8327%ºº (cost $27,392,940)	27,392,940		27,392,940
Total Investments (total cost $406,027,865) – 98.1%			410,926,480
Cash, Receivables and Other Assets, net of Liabilities – 1.9%			7,791,785
Net Assets – 100%			$418,718,265

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$159,273,147	38.8%
United Kingdom	121,974,286	29.7
Australia	38,006,905	9.2
Luxembourg	21,985,827	5.4
Germany	18,608,450	4.5
Switzerland	13,567,587	3.3
Ireland	11,283,592	2.7
Netherlands	9,099,071	2.2
France	7,057,318	1.7
Canada	5,156,940	1.3
New Zealand	3,164,509	0.8
Denmark	1,748,848	0.4

Total	$410,926,480	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Strategic Income Fund

Schedule of Investments

June 30, 2017

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
BNP Paribas:
Australian Dollar	7/26/17	(47,529,135)	$(36,508,347)	$344,320
Australian Dollar	7/26/17	102,281,088	78,564,727	(671,990)
British Pound	7/26/17	(3,271,614)	(4,263,845)	84,254
British Pound	7/26/17	75,141,198	97,930,408	(1,493,053)
Euro	7/26/17	(3,350,895)	(3,831,906)	41,141
Euro	7/26/17	72,477,375	82,881,269	(1,603,038)
Total			$214,772,306	$(3,298,366)

Schedule of Futures
Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
US Treasury Long Bond	82	9/17	$(14,094)	$(14,242)

Schedule of OTC Credit Default Swaps - Buy Protection
Counterparty/ Reference Asset	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Outstanding Swap Contracts, at Value Asset/(Liability)
Barclays Capital, Inc.:
Renault SA	1.00%	12/20/21	(3,000,000)	EUR	$ 10,705	$(66,840)	$(56,135)
JPMorgan Chase & Co.:
Host Hotels & Resorts LP	1.00	12/20/20	$1,250,000		20,186	(49,194)	(29,008)
Host Hotels & Resorts LP	1.00	12/20/20	1,250,000		20,186	(49,194)	(29,008)
Total					$ 51,077	$(165,228)	$(114,151)

Schedule of OTC Credit Default Swaps - Sell Protection(1)
Outstanding
Counterparty/	S&P					Premiums	Unrealized	Swap Contracts,
Reference Asset Type/	Credit	Fixed	Maturity	Notional		Paid/	Appreciation/	at Value
Reference Asset	Rating	Rate	Date	Amount(2)		(Received)	(Depreciation)	Asset/(Liability)

JPMorgan Chase & Co.:
Foreign Corporate Bond
ConvaTec Healthcare SA	Not Rated	5.00%	12/20/17	50,000	EUR	$(1,637)	$3,117	$1,480

(1)

If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2)		If a credit event occurs, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2017

Janus Henderson Strategic Income Fund

Notes to Schedule of Investments and Other Information

LIBOR (London Interbank Offered Rate)	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.
Bloomberg Barclays Global Aggregate Credit Index	Bloomberg Barclays Global Aggregate Credit Index measures the credit sector of the global investment grade fixed-rate bond market, including corporate, government and agency securities.

LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2017 is $8,339,518, which represents 2.0% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of June 30, 2017.

ºº	Rate shown is the 7-day yield as of June 30, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$491,968	$-
Bank Loans and Mezzanine Loans	-	60,359,407	-
Corporate Bonds	-	261,793,980	-
Foreign Government Bonds	-	51,000,469	-
United States Treasury Notes/Bonds	-	9,756,361	-
Preferred Stocks	-	131,355	-
Investment Companies	27,392,940	-	-
Total Investments in Securities	$27,392,940	$383,533,540	$-
Other Financial Instruments(a):
Forward Currency Contracts	-	469,715	-
Outstanding Swap Contracts, at Value	-	1,480	-
Total Assets	$27,392,940	$384,004,735	$-

Janus Investment Fund	13

Janus Henderson Strategic Income Fund

Notes to Schedule of Investments and Other Information

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$3,768,081	$-
Outstanding Swap Contracts, at Value	-	114,151	-
Variation Margin Payable	14,242	-	-
Total Liabilities	$14,242	$3,882,232	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

14	JUNE 30, 2017

Janus Henderson Strategic Income Fund

Statement of Assets and Liabilities

June 30, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$406,027,865
Investments, at value	410,926,480
Forward currency contracts	469,715
Cash denominated in foreign currency(1)	62,216
Outstanding swap contracts, at value(2)	1,480
Non-interested Trustees' deferred compensation	7,412
Receivables:
Investments sold	31,810,168
Interest	4,562,603
Fund shares sold	2,624,837
Due from adviser	1,038,145
Foreign tax reclaims	880
Other assets	312,227
Total Assets	451,816,163
Liabilities:
Forward currency contracts	3,768,081
Outstanding swap contracts, at value(3)	114,151
Variation margin payable	14,242
Payables:	—
Investments purchased	28,058,128
Fund shares repurchased	654,546
Advisory fees	201,078
Transfer agent fees and expenses	77,809
12b-1 Distribution and shareholder servicing fees	46,466
Professional fees	37,105
Non-interested Trustees' deferred compensation fees	7,412
Custodian fees	5,246
Fund administration fees	3,831
Non-interested Trustees' fees and expenses	3,556
Accrued expenses and other payables	106,247
Total Liabilities	33,097,898
Net Assets	$418,718,265

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Strategic Income Fund

Statement of Assets and Liabilities

June 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$418,721,238
Undistributed net investment income/(loss)	(2,235,007)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	568,558
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,663,476
Total Net Assets	$418,718,265
Net Assets - Class A Shares	$43,047,369
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,549,242
Net Asset Value Per Share(4)	$9.46
Maximum Offering Price Per Share(5)	$9.93
Net Assets - Class C Shares	$39,922,529
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,242,222
Net Asset Value Per Share(4)	$9.41
Net Assets - Class D Shares	$450,223
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	47,626
Net Asset Value Per Share	$9.45
Net Assets - Class I Shares	$333,852,829
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	35,391,326
Net Asset Value Per Share	$9.43
Net Assets - Class N Shares	$1,340,370
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	142,015
Net Asset Value Per Share	$9.44
Net Assets - Class S Shares	$49,968
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,286
Net Asset Value Per Share	$9.45
Net Assets - Class T Shares	$54,977
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,816
Net Asset Value Per Share	$9.45

(1) Includes cost of $32,250

(2) Premiums received $1,637.

(3) Premiums paid $51,077.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

16	JUNE 30, 2017

Janus Henderson Strategic Income Fund

Statements of Operations

See footnotes at the end of the Statement.

	Period ended June 30, 2017(1)	Year ended July 31, 2016(2)(3)
Investment Income:
Interest	$15,256,259	$11,764,033
Dividends	231,801	114,359
Other income	300,178	—
Foreign tax withheld	—	(3,742)
Total Investment Income	15,788,238	11,874,650
Expenses:
Advisory fees	2,195,560	1,740,363
12b-1Distribution and shareholder servicing fees:
Class A Shares	138,151	118,223
Class B Shares(4)	N/A	7,757
Class C Shares	423,850	403,705
Class S Shares	10	—
Transfer agent administrative fees and expenses:
Class A Shares	—	11,346
Class B Shares(4)	N/A	186
Class C Shares	—	9,667
Class D Shares	26	—
Class I Shares	—	54,452
Class N Shares	—	225
Class S Shares	10	—
Class T Shares	10	—
Transfer agent networking and omnibus fees:
Class A Shares	37,391	32,185
Class B Shares(4)	N/A	1,103
Class C Shares	30,760	31,744
Class I Shares	206,031	163,427
Other transfer agent fees and expenses:
Class A Shares	12,182	8,656
Class B Shares(4)	N/A	137
Class C Shares	6,844	6,055
Class I Shares	51,011	34,246
Class N Shares	396	263
Registration fees	69,579	98,971
Professional fees	53,559	52,187
Fund administration fees	92,088	—
Shareholder reports expense	38,498	39,990
Custodian fees	106,929	64,876
Non-interested Trustees’ fees and expenses	15,513	9,656
Other expenses	105,408	144,889
Total Expenses	3,583,806	3,034,309
Less: Excess Expense Reimbursement	—	(8,046)
Net Expenses	3,583,806	3,026,263
Net Investment Income/(Loss)	12,204,432	8,848,387

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Strategic Income Fund

Statements of Operations

	Period ended June 30, 2017(1)	Year ended July 31, 2016(2)(3)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(760,479)	$14,102,056
Futures contracts	2,294,928	247,628
Swap contracts	(262,125)	(543,990)
Net payments from affiliates (Note 4)	1,038,145	—
Total Net Realized Gain/(Loss) on Investments	2,310,469	13,805,694
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,647,595	586,728
Futures contracts	(240,644)	190,274
Swap contracts	(23,063)	(158,868)
Total Change in Unrealized Net Appreciation/Depreciation	2,383,888	618,134
Net Increase/(Decrease) in Net Assets Resulting from Operations	$16,898,789	$23,272,215

(1) Period from June 5, 2017 (inception date) through June 30, 2017 for Class D Shares, Class S Shares and Class T Shares.

(2) Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

(3) Certain prior year amounts have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

(4) Class B Shares terminated November 4, 2015.

See Notes to Financial Statements.

18	JUNE 30, 2017

Janus Henderson Strategic Income Fund

Statements of Changes in Net Assets

	Period ended June 30, 2017(1)	Year ended July 31, 2016(2)(3)	Year ended July 31, 2015(3)

Operations:
Net investment income/(loss)	$12,204,432	$8,848,387	$3,980,451
Net realized gain/(loss) on investments	2,310,469	13,805,694	303,507
Change in unrealized net appreciation/depreciation	2,383,888	618,134	(1,241,735)
Net Increase/(Decrease) in Net Assets Resulting from Operations	16,898,789	23,272,215	3,042,223
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(709,761)	(1,238,725)	(814,505)
Class B Shares(4)	N/A	(15,453)	(126,818)
Class C Shares	(408,989)	(751,605)	(848,492)
Class D Shares	(570)	N/A	N/A
Class I Shares	(4,345,615)	(6,468,399)	(2,845,209)
Class N Shares	(19,347)	(25,685)	N/A
Class S Shares	(72)	N/A	N/A
Class T Shares	(82)	N/A	N/A
Total Dividends from Net Investment Income	(5,484,436)	(8,499,867)	(4,635,024)
Return of Capital on Dividends from Net Investment Income
Class A Shares	(829,640)	—	—
Class C Shares	(478,068)	—	—
Class D Shares	(667)	N/A	N/A
Class I Shares	(5,079,594)	—	—
Class N Shares	(22,615)	—	N/A
Class S Shares	(84)	N/A	N/A
Class T Shares	(95)	N/A	N/A
Total Return of Capital on Dividends from Net Investment Income	(6,410,763)	—	—
Net Decrease from Dividends and Distributions to Shareholders	(11,895,199)	(8,499,867)	(4,635,024)
Capital Share Transactions:
Class A Shares	(24,582,451)	36,420,698	16,935,684
Class B Shares(4)	N/A	(3,111,688)	(1,100,439)
Class C Shares	(11,117,838)	18,933,455	12,458,298
Class D Shares	451,914	N/A	N/A
Class I Shares	6,680,039	205,975,225	89,428,317
Class N Shares	(205,636)	1,472,988	N/A
Class S Shares	50,165	N/A	N/A
Class T Shares	55,187	N/A	N/A
Net Increase/(Decrease) from Capital Share Transactions	(28,668,620)	259,690,678	117,721,860
Net Increase/(Decrease) in Net Assets	(23,665,030)	274,463,026	116,129,059
Net Assets:
Beginning of period	442,383,295	167,920,269	51,791,210
End of period	$418,718,265	$442,383,295	$167,920,269

Undistributed Net Investment Income/(Loss)	$(2,235,007)	$(2,025,346)	$(1,157,208)

(1) Period from June 5, 2017 (inception date) through June 30, 2017 for Class D Shares, Class S Shares and Class T Shares.

(2) Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

(3) Certain prior year amounts have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

(4) Class B Shares terminated November 4, 2015.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Strategic Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended June 30, 2017, each year ended July 31, and the period ended July 31, 2013	2017(1)	2016	2015		2014	2013(2)
Net Asset Value, Beginning of Period	$9.34	$9.09	$9.13		$8.93	$9.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.26	0.25	0.32		0.46	0.23
Net realized and unrealized gain/(loss)	0.11	0.24	0.01		0.20	(0.19)
Total from Investment Operations	0.37	0.49	0.33		0.66	0.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.24)	(0.37)		(0.46)	(0.23)
Distributions (from capital gains)	—	—	—		—	—
Return of capital	(0.13)	—	—		—	—
Total Dividends and Distributions	(0.25)	(0.24)	(0.37)		(0.46)	(0.23)
Net Asset Value, End of Period	$9.46	$9.34	$9.09		$9.13	$8.93
Total Return*	3.99%	5.46%	3.71%		7.56%	0.39%
Net Assets, End of Period (in thousands)	$43,047	$66,863	$28,200		$11,522	$15,656
Average Net Assets for the Period (in thousands)	$60,131	$47,477	$20,111		$12,645	$17,450
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	1.04%(4)	1.15%		1.36%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.04%(4)	1.09%		1.10%	1.10%
Ratio of Net Investment Income/(Loss)	2.99%	2.72%(5)	3.52%		5.02%	4.36%
Portfolio Turnover Rate	112%	110%	54%		84%	50%
				1

Class C Shares
For a share outstanding during the period ended June 30, 2017, each year ended July 31, and the period ended July 31, 2013	2017(1)	2016	2015	2014	2013(2)
Net Asset Value, Beginning of Period	$9.29	$9.04	$9.09	$8.89	$9.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.19	0.18	0.26	0.39	0.19
Net realized and unrealized gain/(loss)	0.11	0.24	—(6)	0.20	(0.20)
Total from Investment Operations	0.30	0.42	0.26	0.59	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.17)	(0.31)	(0.39)	(0.18)
Distributions (from capital gains)	—	—	—	—	—
Return of capital	(0.10)	—	—	—	—
Total Dividends and Distributions	(0.18)	(0.17)	(0.31)	(0.39)	(0.18)
Net Asset Value, End of Period	$9.41	$9.29	$9.04	$9.09	$8.89
Total Return*	3.31%	4.70%	2.84%	6.78%	(0.06)%
Net Assets, End of Period (in thousands)	$39,923	$50,531	$30,034	$17,744	$19,483
Average Net Assets for the Period (in thousands)	$46,079	$40,443	$25,216	$17,512	$21,665
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.77%	1.80%(4)	1.92%	2.12%	2.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.77%	1.80%(4)	1.85%	1.85%	1.85%
Ratio of Net Investment Income/(Loss)	2.22%	1.98%(5)	2.84%	4.27%	3.62%
Portfolio Turnover Rate	112%	110%	54%	84%	50%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) The Fund changed its fiscal year end from July 31 to June 30 effective June 30, 2017.

(2) The Fund changed its fiscal year end from December 31 to July 31 effective July 31, 2013.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

(4) The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(5) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

(6) Less than $0.005 per share.

See Notes to Financial Statements.

20	JUNE 30, 2017

Janus Henderson Strategic Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended December 31	2012	2011
Net Asset Value, Beginning of Period	$8.39	$8.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.40	0.44
Net realized and unrealized gain/(loss)	0.73	(0.43)
Total from Investment Operations	1.13	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	(0.37)
Distributions (from capital gains)	—	—
Return of capital	—	(0.07)
Total Dividends and Distributions	(0.40)	(0.44)
Net Asset Value, End of Period	$9.12	$8.39
Total Return*	13.75%	0.06%
Net Assets, End of Period (in thousands)	$17,596	$17,210
Average Net Assets for the Period (in thousands)	$16,030	$21,946
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.34%	1.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.20%
Ratio of Net Investment Income/(Loss)	4.51%	5.04%
Portfolio Turnover Rate	47%	41%

Class C Shares
For a share outstanding during the year ended December 31	2012	2011
Net Asset Value, Beginning of Period	$8.35	$8.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.33	0.37
Net realized and unrealized gain/(loss)	0.73	(0.43)
Total from Investment Operations	1.06	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.32)
Distributions (from capital gains)	—	—
Return of capital	—	(0.06)
Total Dividends and Distributions	(0.33)	(0.38)
Net Asset Value, End of Period	$9.08	$8.35
Total Return*	12.95%	(0.80)%
Net Assets, End of Period (in thousands)	$22,328	$22,244
Average Net Assets for the Period (in thousands)	$22,229	$23,661
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.11%	2.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.85%	1.94%
Ratio of Net Investment Income/(Loss)	3.77%	4.29%
Portfolio Turnover Rate	47%	41%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Strategic Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended June 30	2017(1)
Net Asset Value, Beginning of Period	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02
Net realized and unrealized gain/(loss)	(0.03)(3)
Total from Investment Operations	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)
Distributions (from capital gains)	—
Return of capital	(0.02)
Total Dividends and Distributions	(0.03)
Net Asset Value, End of Period	$9.45
Total Return*	(0.09)%
Net Assets, End of Period (in thousands)	$450
Average Net Assets for the Period (in thousands)	$270
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%
Ratio of Net Investment Income/(Loss)	3.54%
Portfolio Turnover Rate	112%

Class I Shares
For a share outstanding during the period ended June 30, 2017, each year ended July 31, and the period ended July 31, 2013	2017(4)	2016	2015	2014	2013(5)
Net Asset Value, Beginning of Period	$9.31	$9.06	$9.11	$8.91	$9.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.27	0.27	0.34	0.48	0.24
Net realized and unrealized gain/(loss)	0.12	0.23	0.01	0.21	(0.19)
Total from Investment Operations	0.39	0.50	0.35	0.69	0.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.25)	(0.40)	(0.49)	(0.24)
Distributions (from capital gains)	—	—	—	—	—
Return of capital	(0.15)	—	—	—	—
Total Dividends and Distributions	(0.27)	(0.25)	(0.40)	(0.49)	(0.24)
Net Asset Value, End of Period	$9.43	$9.31	$9.06	$9.11	$8.91
Total Return*	4.26%	5.70%	3.86%	7.88%	0.54%
Net Assets, End of Period (in thousands)	$333,853	$323,462	$106,544	$18,271	$7,291
Average Net Assets for the Period (in thousands)	$326,067	$227,875	$65,902	$7,395	$5,535
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.79%(6)	0.92%	1.08%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.79%(6)	0.84%	0.85%	0.85%
Ratio of Net Investment Income/(Loss)	3.21%	2.96%(7)	3.73%	5.29%	4.59%
Portfolio Turnover Rate	112%	110%	54%	84%	50%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(4) The Fund changed its fiscal year end from July 31 to June 30 effective June 30, 2017.

(5) The Fund changed its fiscal year end from December 31 to July 31 effective July 31, 2013.

(6) The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(7) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

22	JUNE 30, 2017

Janus Henderson Strategic Income Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended December 31	2012	2011(1)
Net Asset Value, Beginning of Period	$8.37	$9.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.42	0.29
Net realized and unrealized gain/(loss)	0.73	(0.66)
Total from Investment Operations	1.15	(0.37)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.27)
Distributions (from capital gains)	—	—
Return of capital	—	(0.05)
Total Dividends and Distributions	(0.42)	(0.32)
Net Asset Value, End of Period	$9.10	$8.37
Total Return*	14.06%	(4.10)%
Net Assets, End of Period (in thousands)	$3,903	$1,885
Average Net Assets for the Period (in thousands)	$3,025	$1,412
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.85%
Ratio of Net Investment Income/(Loss)	4.79%	5.16%
Portfolio Turnover Rate	47%	41%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from April 29, 2011 (inception date) through December 31, 2011.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Strategic Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended June 30, 2017 and the period ended July 31, 2016	2017(1)	2016(2)
Net Asset Value, Beginning of Period	$9.32	$8.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.28	0.17
Net realized and unrealized gain/(loss)	0.11	0.32
Total from Investment Operations	0.39	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.16)
Distributions (from capital gains)	—	—
Return of capital	(0.15)	—
Total Dividends and Distributions	(0.27)	(0.16)
Net Asset Value, End of Period	$9.44	$9.32
Total Return*	4.31%	5.57%
Net Assets, End of Period (in thousands)	$1,340	$1,528
Average Net Assets for the Period (in thousands)	$1,434	$1,413
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.73%(4)
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.73%(4)
Ratio of Net Investment Income/(Loss)	3.25%	2.77%(5)
Portfolio Turnover Rate	112%	110%

Class S Shares
For a share outstanding during the period ended June 30	2017(6)
Net Asset Value, Beginning of Period	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	—(7)
Net realized and unrealized gain/(loss)	(0.01)(8)
Total from Investment Operations	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)
Distributions (from capital gains)	—
Return of capital	(0.02)
Total Dividends and Distributions	(0.03)
Net Asset Value, End of Period	$9.45
Total Return*	(0.11)%
Net Assets, End of Period (in thousands)	$50
Average Net Assets for the Period (in thousands)	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.22%
Ratio of Net Investment Income/(Loss)	(0.55)%
Portfolio Turnover Rate	112%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) The Fund changed its fiscal year end from July 31 to June 30 effective June 30, 2017.

(2) Period from November 30, 2015 (inception date) through July 31, 2016.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

(4) The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(5) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

(6) Period from June 5, 2017 (inception date) through June 30, 2017.

(7) Less than $0.005 on a per share basis.

(8) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

24	JUNE 30, 2017

Janus Henderson Strategic Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended June 30	2017(1)
Net Asset Value, Beginning of Period	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	—(3)
Net realized and unrealized gain/(loss)	(0.01)(4)
Total from Investment Operations	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)
Distributions (from capital gains)	—
Return of capital	(0.02)
Total Dividends and Distributions	(0.03)
Net Asset Value, End of Period	$9.45
Total Return*	(0.10)%
Net Assets, End of Period (in thousands)	$55
Average Net Assets for the Period (in thousands)	$53
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%
Ratio of Net Investment Income/(Loss)	(0.01)%
Portfolio Turnover Rate	112%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Strategic Income Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Strategic Income Fund (formerly named Henderson Strategic Income Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through current income and capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Strategic Income Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The shareholders of the Predecessor Fund received shares of the Fund immediately prior to the Reorganization at the following conversion ratios:

Predecessor Fund Share Class Prior to Reorganization	Predecessor Fund Shares Prior to Reorganization	Conversion Ratio	New Share Class Issued by the Fund	New Shares Issued by the Fund
Class A	5,321,620	1.00	Class A	5,321,620
Class C	4,343,601	1.00	Class C	4,343,601
Class I	34,043,086	1.00	Class I	34,043,086
Class R6	152,077	1.00	Class N	152,077

The Reorganization was treated as a tax-free exchange for federal income tax purposes, and accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Predecessor Fund as of the date of the Reorganization.

The net assets and composition of net assets of the Fund and the Predecessor Fund on June 2, 2017, were as follows:

	Fund	Predecessor Fund	Combined Funds
Paid-in-Capital	$—	$431,788,024	$431,788,024
Accumulated Net Investment Income	$—	$(390,166)	$(390,166)
Accumulated Net Realized Gain	$—	$(17,346,315)	$(17,346,315)
Net Unrealized Appreciation	$—	$1,206,180	$1,206,180
Net Assets	$—	$415,257,722	$415,257,722
Cost of Investments	$—	$405,415,399	$405,415,399

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the fiscal year ended July 31, 2016, and prior periods, the audit of those financial statements were performed by auditors different from the auditors of this report.

The last fiscal year end of the Predecessor Fund was July 31, 2016. Subsequent to July 31, 2016, the Fund changed its fiscal year end to June 30, 2017, to reflect the fiscal year end of certain funds of the Trust. Certain prior year amounts reflected on the Statements of Operations and Statements of Changes in Net Assets have been reclassified

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to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

As of November 4, 2015, outstanding Class B shares of the Predecessor Fund were terminated. All outstanding Class B shares as of that date were converted into Class A shares within the Predecessor Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60

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days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes

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Notes to Financial Statements

amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax

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Notes to Financial Statements

positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2017 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

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Notes to Financial Statements

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk. The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

During the period ended June 30, 2017, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $18,135,903 and $235,998,561, respectively.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the

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Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The Fund may purchase or sell futures on interest rate futures to increase or decrease exposure to interest rate risk.

During the period ended June 30, 2017, the average ending monthly market value amounts on purchased futures contracts is $24,200,821.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit

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Notes to Financial Statements

default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

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Notes to Financial Statements

During the period, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the period ended June 30, 2017, the average ending monthly market value amounts on credit default swaps which are long and short the reference asset are $196,550 and $(124,283), respectively.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2017

	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward currency contracts	$ -	$ 469,715	$ -	$ 469,715
Outstanding swap contracts, at value	1,480	-	-	1,480

Total Asset Derivatives	$ 1,480	$ 469,715	$ -	$ 471,195

Liability Derivatives:
Forward currency contracts	$ -	$3,768,081	$ -	$3,768,081
Outstanding swap contracts, at value	114,151	-	-	114,151
Variation margin payable	-	-	14,242	14,242

Total Liability Derivatives	$114,151	$3,768,081	$ 14,242	$3,896,474
(a) Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended June 30, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended June 30, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts		Interest Rate Contracts	Total
Futures contracts	$ -	$ -		$ 2,294,928	$ 2,294,928
Investments and foreign currency transactions	-	4,589,477	(a)	-	4,589,477
Swap contracts	(262,125)	-		-	(262,125)

Total	$(262,125)	$ 4,589,477		$ 2,294,928	$ 6,622,280

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts		Interest Rate Contracts	Total
Futures contracts	$ -	$ -		$ (240,644)	$ (240,644)
Investments, foreign currency translations and non-interested Trustees' deferred compensation	-	(1,450,312)	(a)	-	(1,450,312)
Swap contracts	(23,063)	-		-	(23,063)

Total	$ (23,063)	$(1,450,312)		$ (240,644)	$(1,714,019)
(a)	Amounts relate to forward currency contracts.
(b) Amounts relate to purchased options.

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The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statements of Operations for the year ended July 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statements of Operations for the year ended July 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts		Interest Rate Contracts	Total
Futures contracts	$ -	$ -		$ 247,628	$ 247,628
Investments and foreign currency transactions	-	16,881,948	(a)	-	16,881,948
Swap contracts	(543,990)	-		-	(543,990)

Total	$(543,990)	$16,881,948		$ 247,628	$16,585,586

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts		Interest Rate Contracts	Total
Futures contracts	$ -	$ -		$ 190,274	$ 190,274
Investments, foreign currency translations and non-interested Trustees' deferred compensation	-	(1,848,303)	(a)	-	(1,848,303)
Swap contracts	(158,868)	-		-	(158,868)

Total	$(158,868)	$ (1,848,303)		$ 190,274	$ (1,816,897)
(a)	Amounts relate to forward currency contracts.
(b) Amounts relate to purchased options.

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high

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Notes to Financial Statements

levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the

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Notes to Financial Statements

rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

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Notes to Financial Statements

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2017” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$469,715	$(469,715)	$—	$—
JPMorgan Chase & Co.	1,480	(1,480)	—	—

Total	$471,195	$(471,195)	$—	$—
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$56,135	$—	$—	$56,135
BNP Paribas	3,768,081	(469,715)	—	3,298,366
JPMorgan Chase & Co.	58,016	(1,480)	—	56,536

Total	$3,882,232	$(471,195)	$—	$3,411,037
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

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Notes to Financial Statements

Real Estate Investing

The Fund may invest in REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued, Delayed Delivery and Forward Commitment Transactions

A Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, a Fund could miss a favorable price or yield opportunity. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. A Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

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Notes to Financial Statements

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.55
Next $500 Million	0.50
Above $1.5 Billion	0.45

Prior to the Reorganization, the Fund paid Henderson Global Investors (North America) Inc. (“HGINA”), the Predecessor Fund’s investment advisor. The following table reflects the Predecessor Fund’s investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.55
Next $500 Million	0.50
Above $1.5 Billion	0.45

Based on average daily managed assets of the Predecessor Fund. Managed assets mean the total assets of the Predecessor Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Predecessor Fund paid HGINA based on the Predecessor Fund’s average daily managed assets, HGINA’s fee would be higher if the Predecessor Fund was leveraged.

Henderson Investment Management Limited (“HIML”) serves as subadviser to the Fund. As subadviser, HIML provides day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML is an affiliate of Janus Capital through a common parent company.

Janus Capital pays HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Prior to the Reorganization, HGINA engaged Henderson Investment Management Limited (“HIML”) to act as the investment sub-adviser to the Predecessor Fund. The sub-advisers provided research, advice and recommendations with respect to the purchase and sale of securities and made investment decisions regarding assets of the Predecessor Fund subject to the oversight of the Predecessor Fund’s Board of Trustees and the Predecessor Fund’s Adviser. No additional fees were charged to the Predecessor Fund for services of the sub-advisers as these fees were paid from the fees earned by HGINA.

Janus Capital has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed the annual rate of 0.64% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2018. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For the year ended July 31, 2016 and the period prior to the Reorganization, HGINA agreed to waive or limit its management fee and, if necessary, to reimburse expenses of the Predecessor Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, but excluding any acquired fund fees and expenses as a result of investing in other funds, as a percentage of average daily net assets was 1.10%, 1.85%, 0.85%, and 0.85% for Class A, Class C, Class I, and Class R6, respectively.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is

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Notes to Financial Statements

not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Prior to the Reorganization, shares of the Predecessor Fund were often purchased through financial intermediaries who were agents of the Predecessor Fund for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Predecessor Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Predecessor Fund reimbursed HGINA for such fees within limits specified by the Predecessor Fund’s Board of Trustees. The fees were incurred at the class level based on activity, asset levels and/or number of accounts and are included in “Transfer agent networking and omnibus fees” on the Statements of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These

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Janus Henderson Strategic Income Fund

Notes to Financial Statements

amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Prior to the Reorganization, the Predecessor Fund’s Trust adopted a distribution plan for Class A, Class B (until termination on November 4, 2015), and Class C shares of the Predecessor Fund in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Predecessor Fund paid the distributor an annual fee of 0.25% of the average daily net assets attributable to Class A shares, and annual fee of 1.00% of the average daily net assets attributable to Class B (until termination on November 4, 2015) and Class C shares. The 12b-1 Plan was used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution services to the Predecessor Fund and their shareholders.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Janus Capital provides office space for the Fund. Some expenses related to compensation payable to the Janus Henderson funds’ Chief Compliance Officer and compliance staff are shared with the Fund. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,736 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2017.

Prior to the Reorganization, certain officers and trustees of the Predecessor Fund’s Trust were also officers of HGINA. None of the Predecessor Fund’s Trust’s officers, other than the Chief Compliance Officer, were compensated by the Predecessor Fund’s Trust. The Predecessor Fund’s Trust made no direct payments to the trustees affiliated with HGINA. Fees paid to trustees are reflected as “Non-interested Trustees’ fees and expenses” on the Statements of Operations. The Predecessor Fund paid part of the full compensation paid to the Predecessor Fund’s Chief

42	JUNE 30, 2017

Janus Henderson Strategic Income Fund

Notes to Financial Statements

Compliance Officer. This compensation, together with other compliance-related costs, is reflected as “Other expenses” in the Statements of Operations.

Prior to the Reorganization, State Street served as the administrator for the Predecessor Fund. As compensation for the administrative services provided by State Street, the Predecessor Fund paid State Street an annual administration fee based upon a percentage of the average net assets of the Predecessor Fund.

In December 2015, the Predecessor Fund’s custodian, SSB, announced that it had identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed “out-of-pocket” (OOP) costs, during and 18-year period from 1998 until early November 2015. The issue was the result of an inaccurate billing rate that was not subsequently reviewed or adjusted. Over time, as volumes increased or costs decreased, the gap between the amount SSB charged as a pass-through expense to clients and the actual cost grew. As OOP charges are not subject to a clear fee schedule, clients largely had no ability to identify the issue. The amount of the differences in what was and what should have been charged, plus interest, was paid back to clients in July 2016 as a reimbursement. The Predecessor Fund’s Trust commenced operations in 2001 and all currently active funds within the Predecessor Fund’s Trust were impacted by this matter. SSB reimbursed the Predecessor Fund directly, which was recognized as a change in accounting estimate and was reflected as an offset to the July 31, 2016 annual period custody expense and resulted in a decrease in gross expenses incurred. Pursuant to the expense limitations, certain sub-scale funds experienced investment advisor fee waivers during the July 31, 2016 annual period. Accordingly, the reduction in the July 31, 2016 annual period custody expense was offset by a reduction in the July 31, 2016 annual period expense waivers, thereby resulting in no net expense or net asset impact. To the extent there were no July 31, 2016 annual period expense waivers, the reduction in the July 31, 2016 annual period custody expense resulted in lower net expenses and a positive net asset impact. The reduction to the July 31, 2016 custody expense was $31,619. The reduction to the July 31, 2016 waiver/reimbursement was $(4,312). The net investment income and net asset impact for July 31, 2016 was $27,307.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended June 30, 2017, Janus Distributors retained upfront sales charges of $8,494.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended June 30, 2017, redeeming shareholders of Class A Shares paid CDSCs of $310 to Janus Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended June 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $7,277.

As of June 30, 2017, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned		% of Fund Owned
Class A Shares	-	%*	-	%*
Class C Shares	-*		-*
Class D Shares	12		-*
Class I Shares	-*		-*
Class N Shares	100		-*
Class S Shares	100		-*
Class T Shares	91		-*

* Less than 0.50%

Janus Investment Fund	43

Janus Henderson Strategic Income Fund

Notes to Financial Statements

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

During the period ended June 30, 2017, Janus Capital made a contribution to the Fund for bond pricing methodology differences when merging the Predecessor Fund into the Trust. The impact of the contribution on the total return is 0.26%.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ -	$ (336,160)	$ (2,610,821)	$ (1,898,303)	$ (4,054)	$ 4,846,365

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the period ended June 30, 2017

June 30, 2018	Accumulated Capital Losses
$ (336,160)	$ (336,160)

During the period ended June 30, 2017, capital loss carryovers of $8,950,726 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in foreign currency contracts.

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Janus Henderson Strategic Income Fund

Notes to Financial Statements

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 406,080,115	$ 8,821,436	$ (3,975,071)	$ 4,846,365

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the period ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 5,484,436	$ -	$ 6,410,763	$ -

For the year ended July 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 8,499,867	$ -	$ -	$ -

For the year ended July 31, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 4,635,024	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (18,014,724)	$ (518,894)	$ 18,533,618

Janus Investment Fund	45

Janus Henderson Strategic Income Fund

Notes to Financial Statements

6. Capital Share Transactions

	Period ended June 30, 2017(1)		Year ended July 31, 2016(2)(3)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,736,726	$ 16,227,656	6,326,553	$ 56,939,970
Reinvested dividends and distributions	145,136	1,356,577	116,026	1,047,220
Shares repurchased	(4,490,956)	(42,166,684)	(2,386,765)	(21,566,492)
Net Increase/(Decrease)	(2,609,094)	$ (24,582,451)	4,055,814	$ 36,420,698
Class B Shares:
Shares sold	-	$ -	144	$ 1,294
Reinvested dividends and distributions	-	-	1,469	13,247
Shares repurchased	-	-	(346,146)	(3,126,229)
Net Increase/(Decrease)	N/A	$ N/A	(344,533)	$ (3,111,688)
Class C Shares:
Shares sold	1,174,820	$ 10,881,737	3,328,628	$ 29,842,445
Reinvested dividends and distributions	80,971	753,415	66,695	598,489
Shares repurchased	(2,451,496)	(22,752,990)	(1,278,220)	(11,507,479)
Net Increase/(Decrease)	(1,195,705)	$ (11,117,838)	2,117,103	$ 18,933,455
Class D Shares:
Shares sold	48,138	$ 456,789	-	$ -
Reinvested dividends and distributions	130	1,237	-	-
Shares repurchased	(642)	(6,112)	-	-
Net Increase/(Decrease)	47,626	$ 451,914	N/A	N/A
Class I Shares:
Shares sold	14,353,087	$134,152,250	31,542,533	$283,167,551
Reinvested dividends and distributions	791,582	7,383,612	543,286	4,888,280
Shares repurchased	(14,482,666)	(134,855,823)	(9,114,474)	(82,080,606)
Net Increase/(Decrease)	662,003	$ 6,680,039	22,971,345	$205,975,225
Class N Shares:
Shares sold	863	$ 8,024	164,489	$ 1,477,303
Reinvested dividends and distributions	4,497	41,962	2,852	25,685
Shares repurchased	(27,311)	(255,622)	(3,375)	(30,000)
Net Increase/(Decrease)	(21,951)	$ (205,636)	163,966	$ 1,472,988
Class S Shares:
Shares sold	5,270	$ 50,009	-	$ -
Reinvested dividends and distributions	16	156	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	5,286	$ 50,165	N/A	N/A
Class T Shares:
Shares sold	5,797	$ 55,010	-	$ -
Reinvested dividends and distributions	19	177	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	5,816	$ 55,187	N/A	N/A
(1)	Period from June 5, 2017 (inception date) through June 30, 2017 for Class D Shares, Class S Shares and Class T Shares.
(2)	Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.
(3)	Class B Shares terminated November 4, 2015.

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Janus Henderson Strategic Income Fund

Notes to Financial Statements

Year ended July 31, 2015	Shares	Amount

Class A Shares:
Shares sold	3,178,806	$ 29,141,354
Reinvested dividends and distributions	68,155	622,725
Shares repurchased	(1,406,207)	(12,828,395)
Net Increase/(Decrease)	1,840,754	$ 16,935,684
Class B Shares:
Shares sold	48,700	$ 446,301
Reinvested dividends and distributions	11,609	106,389
Shares repurchased	(180,331)	(1,653,129)
Net Increase/(Decrease)	(120,022)	$ (1,100,439)
Class C Shares:
Shares sold	2,184,718	$ 19,887,755
Reinvested dividends and distributions	68,739	624,953
Shares repurchased	(884,577)	(8,054,410)
Net Increase/(Decrease)	1,368,880	$ 12,458,298
Class I Shares:
Shares sold	12,440,206	$113,857,875
Reinvested dividends and distributions	230,755	2,103,066
Shares repurchased	(2,919,478)	(26,532,624)
Net Increase/(Decrease)	9,751,483	$ 89,428,317

7. Purchases and Sales of Investment Securities

For the period ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$422,327,807	$ 460,782,593	$ 29,473,295	$ 19,892,835

For the year ended July 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$585,288,163	$ 307,970,620	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim

Janus Investment Fund	47

Janus Henderson Strategic Income Fund

Notes to Financial Statements

periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Strategic Income Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Strategic Income Fund

Notes to Financial Statements

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson Strategic Income Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of June 30, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period from August 1, 2016 through June 30, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of and for each of the years ended July 31, 2016 and 2015, and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the statement of operations, the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Denver, Colorado
August 15, 2017

Janus Investment Fund	49

Janus Henderson Strategic Income Fund

Report of Independent Registered Public Accounting Firm

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

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Janus Henderson Strategic Income Fund

Additional Information (unaudited)

nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

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• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-

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Additional Information (unaudited)

Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

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Additional Information (unaudited)

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to

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Additional Information (unaudited)

help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

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Additional Information (unaudited)

• the terms of each New Shell Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2017, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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Additional Information (unaudited)

reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Henderson Strategic Income Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Strategic Income Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Strategic Income Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Strategic Income Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Strategic Income Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson Strategic Income Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson Strategic Income Fund

Additional Information (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Janus Henderson Strategic Income Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

76	JUNE 30, 2017

Janus Henderson Strategic Income Fund

Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	77

Janus Henderson Strategic Income Fund

Useful Information About Your Fund Report (unaudited)

Special meetings of shareholders[1] were held on April 6, 2017, and adjourned and reconvened on May 17, 2017 and May 25, 2017 (together, the "meeting"). At the meeting, the following matter was voted on and approved by shareholders. Each vote and fractional vote reported represents one whole or fractional share, respectively, held on the record date for the meeting. The results of the meeting are noted below.

Proposal

1. To approve an Agreement and Plan of Reorganization, which provides for the transfer of all of the assets and all the liabilities of Henderson Strategic Income Fund into Janus Henderson Strategic Income Fund, a corresponding series of Janus Investment Fund, in exchange for shares of beneficial interest of Janus Henderson Strategic Income Fund.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
46,344,616.597	25,909,518.250	69,261.000	100,361.000	0.000	26,079,140.250

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
55.906	0.149	0.217	0.000	56.272	99.350	0.266	0.385	0.000	100.000

[1]Shareholders of Henderson Global Funds series portfolios.

78	JUNE 30, 2017

Janus Henderson Strategic Income Fund

Shareholder Meeting (unaudited)

For federal income tax purposes, the Fund designated the following for the period ended June 30, 2017:

Return of Capital Distributions	$6,410,763
Dividends Received Deduction Percentage	3%
Qualified Dividend Income Percentage	5%

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Janus Henderson Strategic Income Fund

Designation Requirements (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

80	JUNE 30, 2017

Janus Henderson Strategic Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund	81

Janus Henderson Strategic Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); and Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

82	JUNE 30, 2017

Janus Henderson Strategic Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	83

Janus Henderson Strategic Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

84	JUNE 30, 2017

Janus Henderson Strategic Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

Janus Investment Fund	85

Janus Henderson Strategic Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

86	JUNE 30, 2017

Janus Henderson Strategic Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017);

Janus Investment Fund	87

Janus Henderson Strategic Income Fund

Trustees and Officers (unaudited)

Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation (2012-2017).
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

88	JUNE 30, 2017

Janus Henderson Strategic Income Fund

Trustees and Officers (unaudited)

NotesPage1

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Janus Henderson Strategic Income Fund

Notes

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93077 08-17

90	JUNE 30, 2017

ANNUAL REPORT June 30, 2017

Janus Henderson U.S. Managed Volatility Fund (formerly INTECH U.S. Managed Volatility Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson U.S. Managed Volatility Fund

Janus Henderson U.S. Managed Volatility Fund (unaudited)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Sub-advised by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2017, Janus Henderson U.S. Managed Volatility Fund returned 7.76% for its Class I Shares. This compares to the 18.03% return posted by the Russell 1000 Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the Russell 1000 Index. INTECH’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The Janus Henderson U.S. Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the Fund’s standard deviation depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

Led by riskier segments of the market, the U.S. equity market as measured by the Russell 1000 Index posted a strong return of 18.03% for the 12-month period ending June 30, 2017. Janus Henderson U.S. Managed Volatility Fund underperformed the Russell 1000 Index over the period and generated a return of 7.76%.

The Fund’s defensive positioning acted as headwind to relative performance as investors’ risk appetites increased in U.S. markets during the period. On average, the Fund was overweight lower beta stocks, or stocks with lower sensitivity to market movements, which tend to be less volatile. During the period, higher beta stocks strongly outperformed lower beta stocks and the overall market, on average. Consequently, the Fund’s overweight to lower beta stocks and underweight to higher beta stocks detracted from the Fund’s relative return for the period.

The Fund’s overall active sector positioning also detracted from relative performance during the period. Average overweight allocations to the defensive utilities and consumer staples sectors, which were two of the weakest performing sectors during the period, as well as an average underweight allocation to the information technology sector, detracted from the Fund’s relative performance. An average underweight allocation to some strong performing mega cap technology and bank stocks detracted from performance during the period.

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing

Janus Investment Fund	1

Janus Henderson U.S. Managed Volatility Fund (unaudited)

changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in Janus Henderson U.S. Managed Volatility Fund.

2	JUNE 30, 2017

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Fund At A Glance

June 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
Altria Group Inc
Tobacco	2.8%
Reynolds American Inc
Tobacco	2.7%
Symantec Corp
Software	1.9%
Republic Services Inc
Commercial Services & Supplies	1.8%
NVIDIA Corp
Semiconductor & Semiconductor Equipment	1.4%
10.6%

Asset Allocation - (% of Net Assets)
Common Stocks	99.1%
Investment Companies	1.4%
Other	(0.5)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2017	As of June 30, 2016

Janus Investment Fund	3

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2017					per the October 28, 2016 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	7.38%	13.81%	5.80%	7.06%	0.93%
Class A Shares at MOP	1.22%	12.47%	5.18%	6.51%
Class C Shares at NAV	6.59%	13.03%	5.05%	6.28%	1.66%
Class C Shares at CDSC	5.59%	13.03%	5.05%	6.28%
Class D Shares(1)	7.67%	13.98%	5.91%	7.15%	0.83%
Class I Shares	7.76%	14.17%	6.09%	7.34%	0.65%
Class N Shares	7.87%	14.17%	6.09%	7.34%	0.61%
Class S Shares	7.40%	13.80%	5.68%	6.91%	1.13%
Class T Shares	7.48%	13.92%	5.79%	7.00%	0.86%
Russell 1000 Index	18.03%	14.67%	7.29%	8.30%
Morningstar Quartile - Class I Shares	4th	2nd	3rd	3rd
Morningstar Ranking - based on total returns for Large Blend Funds	1,398/1,438	458/1,247	646/1,088	575/1,035

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

4	JUNE 30, 2017

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Performance

INTECH's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2014. Performance shown for periods prior to October 28, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on December 22, 2014. Performance shown for periods prior to December 22, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

* The predecessor Fund’s inception date – December 30, 2005

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Net Annualized Expense Ratio (1/1/17 - 6/30/17)
Class A Shares	$1,000.00	$1,082.10	$4.75	$1,000.00	$1,020.23	$4.61	0.92%
Class C Shares	$1,000.00	$1,078.30	$8.45	$1,000.00	$1,016.66	$8.20	1.64%
Class D Shares	$1,000.00	$1,083.00	$4.24	$1,000.00	$1,020.73	$4.11	0.82%
Class I Shares	$1,000.00	$1,083.90	$3.31	$1,000.00	$1,021.62	$3.21	0.64%
Class N Shares	$1,000.00	$1,084.40	$2.84	$1,000.00	$1,022.07	$2.76	0.55%
Class S Shares	$1,000.00	$1,081.70	$5.68	$1,000.00	$1,019.34	$5.51	1.10%
Class T Shares	$1,000.00	$1,081.70	$4.18	$1,000.00	$1,020.78	$4.06	0.81%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2017

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – 99.1%
Aerospace & Defense – 5.5%
Boeing Co	.26,900	$5,319,475
BWX Technologies Inc	17,100	833,625
General Dynamics Corp	37,900	7,507,990
HEICO Corp	77,425	4,804,221
Hexcel Corp	1,500	79,185
Huntington Ingalls Industries Inc	24,900	4,635,384
L3 Technologies Inc	21,000	3,508,680
Lockheed Martin Corp	9,000	2,498,490
Northrop Grumman Corp	21,900	5,621,949
Orbital ATK Inc	51,300	5,045,868
Raytheon Co	64,500	10,415,460
Rockwell Collins Inc	3,000	315,240
Spirit AeroSystems Holdings Inc	128,365	7,437,468
United Technologies Corp	1,900	232,009
		58,255,044
Air Freight & Logistics – 0.3%
CH Robinson Worldwide Inc	29,200	2,005,456
Expeditors International of Washington Inc	22,700	1,282,096
		3,287,552
Airlines – 1.4%
Alaska Air Group Inc	62,500	5,610,000
Copa Holdings SA	53,100	6,212,700
Southwest Airlines Co	16,300	1,012,882
United Continental Holdings Inc*	33,200	2,498,300
		15,333,882
Automobiles – 0.5%
Tesla Inc*	13,500	4,881,735
Banks – 7.3%
Associated Banc-Corp	3,000	75,600
Bank of America Corp	316,600	7,680,716
BB&T Corp	40,700	1,848,187
Citizens Financial Group Inc	390,200	13,922,336
Comerica Inc	90,400	6,620,896
Commerce Bancshares Inc/MO	11,866	674,345
East West Bancorp Inc	74,500	4,364,210
Fifth Third Bancorp	97,500	2,531,100
JPMorgan Chase & Co	48,400	4,423,760
KeyCorp	248,900	4,664,386
M&T Bank Corp	50,300	8,146,085
People's United Financial Inc	37,800	667,548
PNC Financial Services Group Inc	90,500	11,300,735
Regions Financial Corp	481,400	7,047,696
Synovus Financial Corp	11,300	499,912
US Bancorp	61,400	3,187,888
		77,655,400
Beverages – 0.6%
Constellation Brands Inc	26,800	5,191,964
Dr Pepper Snapple Group Inc	13,300	1,211,763
PepsiCo Inc	2,200	254,078
		6,657,805
Biotechnology – 0.5%
Incyte Corp*	39,900	5,023,809
Building Products – 0%
Owens Corning	4,100	274,372
Capital Markets – 3.3%
CBOE Holdings Inc	48,400	4,423,760
CME Group Inc	59,500	7,451,780
Goldman Sachs Group Inc	29,900	6,634,810
Lazard Ltd	14,800	685,684

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – (continued)
Capital Markets – (continued)
Morgan Stanley	.184,000	$8,199,040
TD Ameritrade Holding Corp	175,900	7,561,941
		34,957,015
Chemicals – 1.0%
Albemarle Corp	900	94,986
Celanese Corp	12,500	1,186,750
Dow Chemical Co	3,500	220,745
FMC Corp	18,900	1,380,645
Huntsman Corp	50,200	1,297,168
Monsanto Co	12,000	1,420,320
Platform Specialty Products Corp*	190,600	2,416,808
Scotts Miracle-Gro Co	32,000	2,862,720
Sherwin-Williams Co	900	315,864
		11,196,006
Commercial Services & Supplies – 2.8%
Copart Inc*	44,100	1,401,939
Republic Services Inc	306,900	19,558,737
Rollins Inc	74,400	3,028,824
Waste Management Inc	80,900	5,934,015
		29,923,515
Communications Equipment – 1.0%
Arista Networks Inc*	45,000	6,740,550
CommScope Holding Co Inc*	27,900	1,061,037
Harris Corp	26,600	2,901,528
		10,703,115
Containers & Packaging – 0.2%
Packaging Corp of America	15,400	1,715,406
Distributors – 0.2%
Pool Corp	17,900	2,104,503
Diversified Financial Services – 0.4%
Berkshire Hathaway Inc*	9,300	1,575,141
Leucadia National Corp	95,200	2,490,432
		4,065,573
Diversified Telecommunication Services – 1.2%
AT&T Inc	202,876	7,654,511
Zayo Group Holdings Inc*	166,700	5,151,030
		12,805,541
Electric Utilities – 5.6%
Alliant Energy Corp	33,600	1,349,712
American Electric Power Co Inc	12,600	875,322
Duke Energy Corp	4,200	351,078
Edison International	33,800	2,642,822
Entergy Corp	5,400	414,558
Eversource Energy	32,200	1,954,862
Great Plains Energy Inc	21,600	632,448
Hawaiian Electric Industries Inc	163,600	5,297,368
NextEra Energy Inc	46,900	6,572,097
OGE Energy Corp	50,100	1,742,979
PG&E Corp	83,500	5,541,895
Pinnacle West Capital Corp	49,100	4,181,356
PPL Corp	62,800	2,427,848
Southern Co	167,000	7,995,960
Westar Energy Inc	188,100	9,973,062
Xcel Energy Inc	160,600	7,368,328
		59,321,695
Electrical Equipment – 0%
AMETEK Inc	6,500	393,705
Electronic Equipment, Instruments & Components – 0.5%
Amphenol Corp	22,400	1,653,568

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2017

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)
Cognex Corp	.22,800	$1,935,720
Corning Inc	9,100	273,455
IPG Photonics Corp*	3,600	522,360
National Instruments Corp	15,500	623,410
Zebra Technologies Corp*	2,400	241,248
		5,249,761
Equity Real Estate Investment Trusts (REITs) – 4.0%
American Campus Communities Inc	5,400	255,420
American Homes 4 Rent	10,800	243,756
American Tower Corp	17,700	2,342,064
AvalonBay Communities Inc	5,900	1,133,803
Brandywine Realty Trust	18,900	331,317
CoreCivic Inc	167,200	4,611,376
Corporate Office Properties Trust	40,400	1,415,212
Crown Castle International Corp	8,800	881,584
CyrusOne Inc	13,100	730,325
Digital Realty Trust Inc	84,100	9,499,095
Equinix Inc	2,303	988,355
Equity LifeStyle Properties Inc	48,200	4,161,588
Essex Property Trust Inc	4,100	1,054,807
Gaming and Leisure Properties Inc	35,400	1,333,518
Lamar Advertising Co	28,300	2,082,031
Mid-America Apartment Communities Inc	6,400	674,432
Omega Healthcare Investors Inc	18,800	620,776
Outfront Media Inc	20,100	464,712
SBA Communications Corp*	12,800	1,726,720
Senior Housing Properties Trust	56,200	1,148,728
Sun Communities Inc	72,200	6,331,218
Welltower Inc	4,200	314,370
		42,345,207
Food & Staples Retailing – 0.1%
Sysco Corp	7,300	367,409
Whole Foods Market Inc	7,800	328,458
		695,867
Food Products – 4.3%
Conagra Brands Inc	67,400	2,410,224
Flowers Foods Inc	222,800	3,856,668
General Mills Inc	259,900	14,398,460
Hershey Co	15,100	1,621,287
Lamb Weston Holdings Inc	185,600	8,173,824
McCormick & Co Inc/MD	3,000	292,530
Pinnacle Foods Inc	128,700	7,644,780
Tyson Foods Inc	119,400	7,478,022
		45,875,795
Gas Utilities – 0.6%
Atmos Energy Corp	14,600	1,211,070
UGI Corp	106,350	5,148,404
		6,359,474
Health Care Equipment & Supplies – 2.6%
ABIOMED Inc*	1,800	257,940
Alere Inc*	37,300	1,872,087
Align Technology Inc*	10,800	1,621,296
Baxter International Inc	25,800	1,561,932
Cooper Cos Inc	10,700	2,561,794
CR Bard Inc	4,000	1,264,440
Hill-Rom Holdings Inc	42,100	3,351,581
IDEXX Laboratories Inc*	26,500	4,277,630
Intuitive Surgical Inc*	3,300	3,086,721
Stryker Corp	15,200	2,109,456

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Teleflex Inc	.21,900	$4,549,944
West Pharmaceutical Services Inc	15,300	1,446,156
		27,960,977
Health Care Providers & Services – 2.0%
Aetna Inc	2,100	318,843
Anthem Inc	4,700	884,211
Centene Corp*	20,700	1,653,516
Cigna Corp	1,800	301,302
HCA Healthcare Inc*	5,300	462,160
Humana Inc	10,400	2,502,448
Quest Diagnostics Inc	30,600	3,401,496
UnitedHealth Group Inc	400	74,168
WellCare Health Plans Inc*	67,500	12,120,300
		21,718,444
Health Care Technology – 0.2%
Veeva Systems Inc*	42,800	2,624,068
Hotels, Restaurants & Leisure – 4.3%
Carnival Corp	34,700	2,275,279
Chipotle Mexican Grill Inc*	4,600	1,914,060
Darden Restaurants Inc	27,900	2,523,276
Domino's Pizza Inc	63,100	13,347,543
Dunkin' Brands Group Inc	88,500	4,878,120
Hilton Worldwide Holdings Inc	17,600	1,088,560
Marriott International Inc/MD	37,900	3,801,749
McDonald's Corp	13,400	2,052,344
Norwegian Cruise Line Holdings Ltd*	22,900	1,243,241
Panera Bread Co*	9,600	3,020,544
Six Flags Entertainment Corp	1,200	71,532
Vail Resorts Inc	9,600	1,947,168
Wendy's Co	322,800	5,006,628
Wyndham Worldwide Corp	6,100	612,501
Wynn Resorts Ltd	15,300	2,052,036
		45,834,581
Household Durables – 0.4%
DR Horton Inc	8,100	280,017
NVR Inc*	1,200	2,892,732
PulteGroup Inc	46,100	1,130,833
		4,303,582
Household Products – 0.8%
Clorox Co	12,900	1,718,796
Energizer Holdings Inc	69,900	3,356,598
Kimberly-Clark Corp	12,200	1,575,142
Procter & Gamble Co	16,000	1,394,400
		8,044,936
Independent Power and Renewable Electricity Producers – 0.4%
NRG Energy Inc	262,700	4,523,694
Industrial Conglomerates – 0.2%
Honeywell International Inc	5,000	666,450
Roper Technologies Inc	4,600	1,065,038
		1,731,488
Information Technology Services – 1.9%
Automatic Data Processing Inc	15,900	1,629,114
Booz Allen Hamilton Holding Corp	50,400	1,640,016
CoreLogic Inc/United States*	14,400	624,672
DXC Technology Co	51,405	3,943,792
Fiserv Inc*	9,500	1,162,230
Gartner Inc*	6,900	852,219
Jack Henry & Associates Inc	6,500	675,155
Leidos Holdings Inc	165,100	8,534,019

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2017

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – (continued)
Information Technology Services – (continued)
Mastercard Inc	.7,500	$910,875
Vantiv Inc*	7,100	449,714
		20,421,806
Insurance – 10.5%
Alleghany Corp*	2,500	1,487,000
Allied World Assurance Co Holdings AG	3,000	158,700
Allstate Corp	65,500	5,792,820
American Financial Group Inc/OH	101,400	10,076,118
Arch Capital Group Ltd*	91,700	8,554,693
Arthur J Gallagher & Co	2,600	148,850
Assurant Inc	22,900	2,374,501
Assured Guaranty Ltd	113,800	4,750,012
Axis Capital Holdings Ltd	67,900	4,390,414
Brown & Brown Inc	59,300	2,554,051
Erie Indemnity Co	31,300	3,914,691
Everest Re Group Ltd	55,800	14,206,122
FNF Group	39,800	1,784,234
Hanover Insurance Group Inc	700	62,041
Old Republic International Corp	132,300	2,583,819
Principal Financial Group Inc	21,700	1,390,319
ProAssurance Corp	75,800	4,608,640
Progressive Corp	43,100	1,900,279
Prudential Financial Inc	14,300	1,546,402
Reinsurance Group of America Inc	79,700	10,232,683
RenaissanceRe Holdings Ltd	65,691	9,134,334
Torchmark Corp	16,600	1,269,900
Unum Group	21,200	988,556
Validus Holdings Ltd	103,400	5,373,698
White Mountains Insurance Group Ltd	6,300	5,472,369
WR Berkley Corp	81,900	5,665,023
XL Group Ltd	20,500	897,900
		111,318,169
Internet & Direct Marketing Retail – 0.4%
Amazon.com Inc*	1,000	968,000
Expedia Inc	1,700	253,215
Liberty Expedia Holdings Inc*	6,600	356,532
Netflix Inc*	19,300	2,883,613
		4,461,360
Internet Software & Services – 0.6%
Alphabet Inc - Class A*	200	185,936
Alphabet Inc - Class C*	300	272,619
CoStar Group Inc*	3,400	896,240
Facebook Inc	24,100	3,638,618
IAC/InterActiveCorp*	14,800	1,527,952
		6,521,365
Life Sciences Tools & Services – 0.3%
Agilent Technologies Inc	4,600	272,826
Bio-Rad Laboratories Inc*	9,200	2,082,052
Illumina Inc*	1,400	242,928
Mettler-Toledo International Inc*	700	411,978
		3,009,784
Machinery – 1.2%
Deere & Co	25,300	3,126,827
Fortive Corp	16,800	1,064,280
Graco Inc	12,500	1,366,000
Ingersoll-Rand PLC	4,200	383,838
Lincoln Electric Holdings Inc	1,000	92,090
Oshkosh Corp	22,300	1,536,024

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – (continued)
Machinery – (continued)
Toro Co	.76,500	$5,300,685
		12,869,744
Media – 1.5%
Cable One Inc	5,000	3,554,500
CBS Corp	48,600	3,099,708
Charter Communications Inc*	2,843	957,665
Cinemark Holdings Inc	39,000	1,515,150
Live Nation Entertainment Inc*	11,900	414,715
Madison Square Garden Co*	1,200	236,280
Sirius XM Holdings Inc#	45,000	246,150
TEGNA Inc	15,600	224,796
Tribune Media Co	46,500	1,895,805
Twenty-First Century Fox Inc - Class A	19,700	558,298
Twenty-First Century Fox Inc - Class B	10,100	281,487
Viacom Inc	27,700	929,889
Walt Disney Co	18,000	1,912,500
		15,826,943
Metals & Mining – 0.8%
Newmont Mining Corp	197,400	6,393,786
Southern Copper Corp	63,200	2,188,616
		8,582,402
Mortgage Real Estate Investment Trusts (REITs) – 1.9%
AGNC Investment Corp	214,900	4,575,221
Annaly Capital Management Inc	469,500	5,657,475
Chimera Investment Corp	210,200	3,916,026
MFA Financial Inc	241,200	2,023,668
Starwood Property Trust Inc	60,300	1,350,117
Two Harbors Investment Corp	294,300	2,916,513
		20,439,020
Multi-Utilities – 5.0%
Ameren Corp	114,900	6,281,583
CenterPoint Energy Inc	290,800	7,962,104
CMS Energy Corp	29,700	1,373,625
Consolidated Edison Inc	102,100	8,251,722
Dominion Energy Inc	43,100	3,302,753
DTE Energy Co	76,800	8,124,672
MDU Resources Group Inc	205,100	5,373,620
SCANA Corp	38,800	2,599,988
Sempra Energy	9,300	1,048,575
Vectren Corp	80,400	4,698,576
WEC Energy Group Inc	60,076	3,687,465
		52,704,683
Oil, Gas & Consumable Fuels – 0.4%
Valero Energy Corp	55,700	3,757,522
Personal Products – 0.1%
Herbalife Ltd*,#	14,100	1,005,753
Pharmaceuticals – 0.1%
Eli Lilly & Co	14,400	1,185,120
Professional Services – 0.1%
ManpowerGroup Inc	7,400	826,210
Real Estate Management & Development – 0.1%
Howard Hughes Corp*	4,700	577,348
Road & Rail – 1.8%
CSX Corp	198,000	10,802,880
JB Hunt Transport Services Inc	14,000	1,279,320
Landstar System Inc	37,800	3,235,680
Norfolk Southern Corp	5,600	681,520
Old Dominion Freight Line Inc	17,300	1,647,652

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2017

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Common Stocks – (continued)
Road & Rail – (continued)
Union Pacific Corp	.10,100	$1,099,991
		18,747,043
Semiconductor & Semiconductor Equipment – 5.4%
Analog Devices Inc	6,982	543,200
Applied Materials Inc	81,700	3,375,027
Broadcom Ltd	21,849	5,091,909
KLA-Tencor Corp	74,200	6,790,042
Lam Research Corp	30,200	4,271,186
Microchip Technology Inc	2,300	177,514
Micron Technology Inc*	441,600	13,186,176
NVIDIA Corp	104,500	15,106,520
Qorvo Inc*	28,100	1,779,292
Skyworks Solutions Inc	3,400	326,230
Teradyne Inc	172,200	5,171,166
Texas Instruments Inc	14,800	1,138,564
Xilinx Inc	8,400	540,288
		57,497,114
Software – 4.8%
Activision Blizzard Inc	23,300	1,341,381
Adobe Systems Inc*	16,900	2,390,336
ANSYS Inc*	3,200	389,376
Autodesk Inc*	3,200	322,624
Dell Technologies Inc Class V*	214,000	13,077,540
Electronic Arts Inc*	8,700	919,764
Red Hat Inc*	3,500	335,125
salesforce.com Inc*	4,500	389,700
Symantec Corp	721,500	20,382,375
Synopsys Inc*	25,500	1,859,715
VMware Inc*,#	114,300	9,993,249
		51,401,185
Specialty Retail – 0.4%
Home Depot Inc	7,900	1,211,860
Ross Stores Inc	13,800	796,674
Tiffany & Co	28,800	2,703,456
		4,711,990
Technology Hardware, Storage & Peripherals – 1.0%
Apple Inc	38,700	5,573,574
HP Inc	23,600	412,528
Western Digital Corp	55,200	4,890,720
		10,876,822
Tobacco – 5.9%
Altria Group Inc	401,900	29,925,505
Philip Morris International Inc	37,000	4,345,650
Reynolds American Inc	440,412	28,644,396
		62,915,551
Trading Companies & Distributors – 0.5%
MSC Industrial Direct Co Inc	62,100	5,338,116
Water Utilities – 1.3%
American Water Works Co Inc	182,900	14,257,055
Wireless Telecommunication Services – 0.9%
Sprint Corp*	439,800	3,610,758
T-Mobile US Inc*	91,000	5,516,420
		9,127,178
Total Common Stocks (cost $983,346,212)		1,054,202,830
Investment Companies – 1.4%
Investments Purchased with Cash Collateral from Securities Lending – 0.8%
Janus Cash Collateral Fund LLC, 0.8560%ºº,£	8,420,950	8,420,950

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2017

Shares		Value
Investment Companies – (continued)
Money Markets – 0.6%
Janus Cash Liquidity Fund LLC, 0.9803%ºº,£	.6,586,527	$6,586,527
Total Investment Companies (cost $15,007,477)		15,007,477
Total Investments (total cost $998,353,689) – 100.5%		1,069,210,307
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(5,720,931)
Net Assets – 100%		$1,063,489,376

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,060,808,991	99.2%
Panama	6,212,700	0.6
Peru	2,188,616	0.2

Total	$1,069,210,307	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2017

Janus Henderson U.S. Managed Volatility Fund

Notes to Schedule of Investments and Other Information

Russell 1000® Index	Russell 1000® Index reflects the performance of U.S. large-cap equities.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2017.

#	Loaned security; a portion of the security is on loan at June 30, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2017. Unless otherwise indicated, all information in the table is for the year ended June 30, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 6/30/17	Gain/(Loss)	Income	at 6/30/17

Janus Cash Collateral Fund LLC	17,472,940	140,636,681	(149,688,671)	8,420,950	$—	$73,643(1)	$8,420,950
Janus Cash Liquidity Fund LLC	12,141,471	195,837,951	(201,392,895)	6,586,527	—	26,824	6,586,527

Total					$—	$100,467	$15,007,477
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$1,054,202,830	$-	$-
Investment Companies	-	15,007,477	-
Total Assets	$1,054,202,830	$15,007,477	$-

Janus Investment Fund	15

Janus Henderson U.S. Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$998,353,689
Unaffiliated investments, at value(1)	1,054,202,830
Affiliated investments, at value	15,007,477
Non-interested Trustees' deferred compensation	18,920
Receivables:
Investments sold	2,218,321
Dividends	2,115,134
Fund shares sold	881,223
Dividends from affiliates	3,966
Other assets	2,121
Total Assets	1,074,449,992
Liabilities:
Due to custodian	690,502
Collateral for securities loaned (Note 2)	8,420,950
Payables:	—
Fund shares repurchased	1,067,822
Advisory fees	440,517
Transfer agent fees and expenses	163,397
12b-1 Distribution and shareholder servicing fees	45,944
Professional fees	34,125
Non-interested Trustees' deferred compensation fees	18,920
Fund administration fees	9,026
Non-interested Trustees' fees and expenses	6,438
Custodian fees	3,212
Accrued expenses and other payables	59,763
Total Liabilities	10,960,616
Net Assets	$1,063,489,376

See Notes to Financial Statements.

16	JUNE 30, 2017

Janus Henderson U.S. Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$991,464,830
Undistributed net investment income/(loss)	1,052,750
Undistributed net realized gain/(loss) from investments	114,686
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	70,857,110
Total Net Assets	$1,063,489,376
Net Assets - Class A Shares	$42,371,465
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,070,050
Net Asset Value Per Share(2)	$10.41
Maximum Offering Price Per Share(3)	$11.05
Net Assets - Class C Shares	$34,651,617
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,410,353
Net Asset Value Per Share(2)	$10.16
Net Assets - Class D Shares	$326,400,980
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31,732,648
Net Asset Value Per Share	$10.29
Net Assets - Class I Shares	$325,846,804
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31,326,324
Net Asset Value Per Share	$10.40
Net Assets - Class N Shares	$44,317,675
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,274,060
Net Asset Value Per Share	$10.37
Net Assets - Class S Shares	$35,264,284
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,391,641
Net Asset Value Per Share	$10.40
Net Assets - Class T Shares	$254,636,551
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24,759,400
Net Asset Value Per Share	$10.28

(1) Includes $8,235,974 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson U.S. Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2017

Investment Income:
Dividends	$10,774,665
Affiliated securities lending income, net	73,643
Dividends from affiliates	26,824
Other income	230
Foreign tax withheld	(3,796)
Total Investment Income	10,871,566
Expenses:
Advisory fees	2,559,400
12b-1Distribution and shareholder servicing fees:
Class A Shares	81,896
Class C Shares	232,412
Class S Shares	10,190
Transfer agent administrative fees and expenses:
Class D Shares	31,703
Class S Shares	10,190
Class T Shares	393,603
Transfer agent networking and omnibus fees:
Class A Shares	29,055
Class C Shares	25,782
Class I Shares	148,797
Other transfer agent fees and expenses:
Class A Shares	3,961
Class C Shares	3,206
Class D Shares	8,022
Class I Shares	9,786
Class N Shares	1,976
Class S Shares	42
Class T Shares	1,991
Registration fees	133,383
Fund administration fees	47,492
Professional fees	45,265
Shareholder reports expense	40,418
Custodian fees	19,693
Non-interested Trustees’ fees and expenses	14,285
Other expenses	35,771
Total Expenses	3,888,319
Less: Excess Expense Reimbursement	(6,309)
Net Expenses	3,882,010
Net Investment Income/(Loss)	6,989,556
Net Realized Gain/(Loss) on Investments:
Investments	45,256,611
Total Net Realized Gain/(Loss) on Investments	45,256,611
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(22,743,083)
Total Change in Unrealized Net Appreciation/Depreciation	(22,743,083)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$29,503,084

See Notes to Financial Statements.

18	JUNE 30, 2017

Janus Henderson U.S. Managed Volatility Fund

Statements of Changes in Net Assets

	Year ended June 30, 2017	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$6,989,556	$4,248,019
Net realized gain/(loss) on investments	45,256,611	(2,263,117)
Change in unrealized net appreciation/depreciation	(22,743,083)	36,113,333
Net Increase/(Decrease) in Net Assets Resulting from Operations	29,503,084	38,098,235
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(633,191)	(47,144)
Class C Shares	(223,230)	(13,428)
Class D Shares	(399,781)	(19,296)
Class I Shares	(4,404,248)	(312,277)
Class N Shares	(1,317,327)	(327,842)
Class S Shares	(50,598)	(19,003)
Class T Shares	(3,011,194)	(345,943)
Net Decrease from Dividends and Distributions to Shareholders	(10,039,569)	(1,084,933)
Capital Share Transactions:
Class A Shares	10,129,169	19,483,451
Class C Shares	15,228,510	12,536,104
Class D Shares	313,682,142	10,563,795
Class I Shares	144,381,773	55,642,917
Class N Shares	(33,929,619)	(6,239,964)
Class S Shares	31,923,349	(9,729,745)
Class T Shares	105,607,866	50,147,523
Net Increase/(Decrease) from Capital Share Transactions	587,023,190	132,404,081
Net Increase/(Decrease) in Net Assets	606,486,705	169,417,383
Net Assets:
Beginning of period	457,002,671	287,585,288
End of period	$1,063,489,376	$457,002,671

Undistributed Net Investment Income/(Loss)	$1,052,750	$4,084,777

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$9.87	$9.04	$13.16		$12.45	$10.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.11(1)	0.12(1)		0.12(1)	0.16
Net realized and unrealized gain/(loss)	0.60	0.75	0.38		2.78	2.33
Total from Investment Operations	0.72	0.86	0.50		2.90	2.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.03)	(0.14)		(0.11)	(0.19)
Distributions (from capital gains)	—	—	(4.48)		(2.08)	—
Total Dividends and Distributions	(0.18)	(0.03)	(4.62)		(2.19)	(0.19)
Net Asset Value, End of Period	$10.41	$9.87	$9.04		$13.16	$12.45
Total Return*	7.38%	9.54%	4.04%		24.98%	24.86%
Net Assets, End of Period (in thousands)	$42,371	$30,628	$8,845		$1,424	$7,348
Average Net Assets for the Period (in thousands)	$32,360	$16,493	$2,962		$8,530	$6,373
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.93%	1.03%		1.03%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.93%	1.03%		1.01%	0.97%
Ratio of Net Investment Income/(Loss)	1.21%	1.22%	1.17%		0.91%	1.37%
Portfolio Turnover Rate	108%	72%	107%		150%	100%
				1

Class C Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.62	$8.85	$13.09	$12.43	$10.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.05(1)	0.04(1)	0.04(1)	(0.08)
Net realized and unrealized gain/(loss)	0.59	0.73	0.37	2.77	2.49
Total from Investment Operations	0.63	0.78	0.41	2.81	2.41
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.01)	(0.17)	(0.07)	(0.12)
Distributions (from capital gains)	—	—	(4.48)	(2.08)	—
Total Dividends and Distributions	(0.09)	(0.01)	(4.65)	(2.15)	(0.12)
Net Asset Value, End of Period	$10.16	$9.62	$8.85	$13.09	$12.43
Total Return*	6.59%	8.87%	3.26%	24.20%	23.97%
Net Assets, End of Period (in thousands)	$34,652	$18,116	$4,330	$861	$380
Average Net Assets for the Period (in thousands)	$23,745	$9,583	$1,567	$643	$206
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.67%	1.61%	1.73%	1.67%	1.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.67%	1.61%	1.73%	1.67%	1.69%
Ratio of Net Investment Income/(Loss)	0.39%	0.58%	0.41%	0.31%	0.57%
Portfolio Turnover Rate	108%	72%	107%	150%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2017

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$9.75	$8.93	$10.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.12	0.03
Net realized and unrealized gain/(loss)	0.55	0.73	0.16
Total from Investment Operations	0.74	0.85	0.19
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.03)	—
Distributions (from capital gains)	—	—	(1.36)
Total Dividends and Distributions	(0.20)	(0.03)	(1.36)
Net Asset Value, End of Period	$10.29	$9.75	$8.93
Total Return*	7.67%	9.55%	1.50%
Net Assets, End of Period (in thousands)	$326,401	$14,953	$3,322
Average Net Assets for the Period (in thousands)	$24,628	$7,109	$2,101
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.83%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.83%	1.11%
Ratio of Net Investment Income/(Loss)	2.03%	1.30%	0.66%
Portfolio Turnover Rate	108%	72%	107%

Class I Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.86	$9.02	$13.25	$12.51	$10.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(2)	0.13(2)	0.16(2)	0.17(2)	0.22
Net realized and unrealized gain/(loss)	0.61	0.75	0.38	2.80	2.32
Total from Investment Operations	0.75	0.88	0.54	2.97	2.54
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.04)	(0.29)	(0.15)	(0.22)
Distributions (from capital gains)	—	—	(4.48)	(2.08)	—
Total Dividends and Distributions	(0.21)	(0.04)	(4.77)	(2.23)	(0.22)
Net Asset Value, End of Period	$10.40	$9.86	$9.02	$13.25	$12.51
Total Return*	7.76%	9.78%	4.35%	25.48%	25.23%
Net Assets, End of Period (in thousands)	$325,847	$171,556	$101,060	$104,039	$77,625
Average Net Assets for the Period (in thousands)	$203,913	$101,772	$61,707	$86,864	$93,335
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.65%	0.71%	0.66%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.65%	0.71%	0.66%	0.67%
Ratio of Net Investment Income/(Loss)	1.43%	1.42%	1.36%	1.32%	1.71%
Portfolio Turnover Rate	108%	72%	107%	150%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 22, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during each year or period ended June 30	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$9.83	$8.99	$13.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.16	0.14	0.11
Net realized and unrealized gain/(loss)	0.60	0.74	0.66
Total from Investment Operations	0.76	0.88	0.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.04)	(0.33)
Distributions (from capital gains)	—	—	(4.48)
Total Dividends and Distributions	(0.22)	(0.04)	(4.81)
Net Asset Value, End of Period	$10.37	$9.83	$8.99
Total Return*	7.87%	9.85%	6.22%
Net Assets, End of Period (in thousands)	$44,318	$75,067	$74,862
Average Net Assets for the Period (in thousands)	$61,477	$72,242	$53,040
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.61%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.61%	0.72%
Ratio of Net Investment Income/(Loss)	1.63%	1.49%	1.56%
Portfolio Turnover Rate	108%	72%	107%

Class S Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.83	$9.01	$13.27	$12.53	$10.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.15(2)	0.08(2)	0.11(2)	0.11(2)	0.90
Net realized and unrealized gain/(loss)	0.57	0.75	0.39	2.82	1.63
Total from Investment Operations	0.72	0.83	0.50	2.93	2.53
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.01)	(0.28)	(0.11)	(0.15)
Distributions (from capital gains)	—	—	(4.48)	(2.08)	—
Total Dividends and Distributions	(0.15)	(0.01)	(4.76)	(2.19)	(0.15)
Net Asset Value, End of Period	$10.40	$9.83	$9.01	$13.27	$12.53
Total Return*	7.40%	9.27%	3.99%	25.01%	25.12%
Net Assets, End of Period (in thousands)	$35,264	$3,490	$12,967	$64	$64
Average Net Assets for the Period (in thousands)	$3,882	$8,378	$2,892	$63	$132
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	1.12%	1.20%	1.23%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.08%	1.07%	1.18%	1.08%	0.97%
Ratio of Net Investment Income/(Loss)	1.50%	0.88%	1.20%	0.88%	1.41%
Portfolio Turnover Rate	108%	72%	107%	150%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from October 28, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2017

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.75	$8.93	$13.19	$12.48	$10.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.11(1)	0.13(1)	0.14(1)	0.19
Net realized and unrealized gain/(loss)	0.59	0.74	0.38	2.80	2.31
Total from Investment Operations	0.72	0.85	0.51	2.94	2.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.03)	(0.29)	(0.15)	(0.20)
Distributions (from capital gains)	—	—	(4.48)	(2.08)	—
Total Dividends and Distributions	(0.19)	(0.03)	(4.77)	(2.23)	(0.20)
Net Asset Value, End of Period	$10.28	$9.75	$8.93	$13.19	$12.48
Total Return*	7.48%	9.55%	4.19%	25.27%	24.84%
Net Assets, End of Period (in thousands)	$254,637	$143,193	$82,199	$18,659	$479
Average Net Assets for the Period (in thousands)	$156,046	$102,987	$31,644	$9,758	$205
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.86%	0.95%	0.90%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.85%	0.95%	0.90%	0.89%
Ratio of Net Investment Income/(Loss)	1.31%	1.26%	1.27%	1.09%	1.28%
Portfolio Turnover Rate	108%	72%	107%	150%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson U.S. Managed Volatility Fund (formerly INTECH U.S. Managed Volatility Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or

24	JUNE 30, 2017

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Janus Investment Fund	25

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this

26	JUNE 30, 2017

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial

Janus Investment Fund	27

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$8,235,974	$—	$(8,235,974)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss

28	JUNE 30, 2017

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $8,235,974 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2017 is $8,420,950, resulting in the net amount due to the counterparty of $184,976.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.50% of its average daily net assets.

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.79% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not

Janus Investment Fund	29

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

30	JUNE 30, 2017

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,736 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2017, Janus Distributors retained upfront sales charges of $15,756.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption

Janus Investment Fund	31

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

of the Class C Shares redeemed. During the year ended June 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $6,626.

As of June 30, 2017, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-*	-*
Class I Shares	-	-
Class N Shares	67	3
Class S Shares	-*	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,071,670	$ 95,715	$ -	$ -	$ -	$ (18,429)	$ 70,875,589

During the year ended June 30, 2017, capital loss carryovers of $44,998,160 were utilized by the Fund.

As of June 30, 2017, capital loss carryovers of $24,135,617 expired unused. As a result, the amount has been reclassified to capital.

32	JUNE 30, 2017

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 998,334,718	$80,757,977	$ (9,882,388)	$ 70,875,589

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 10,039,569	$ -	$ -	$ -

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,084,933	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (24,131,463)	$ 17,986	$ 24,113,477

Janus Investment Fund	33

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,861,954	$ 28,035,751	3,018,526	$ 27,622,020
Shares From the Acquisition (See Note 9)	1,725,937	18,155,127	-	-
Reinvested dividends and distributions	60,916	600,310	4,109	37,020
Shares repurchased	(3,683,482)	(36,662,019)	(895,968)	(8,175,589)
Net Increase/(Decrease)	965,325	$ 10,129,169	2,126,667	$ 19,483,451
Class C Shares:
Shares sold	1,108,181	$ 10,653,520	1,935,657	$ 17,364,828
Shares From the Acquisition (See Note 9)	1,061,216	10,894,999	-	-
Reinvested dividends and distributions	19,846	191,224	1,156	10,194
Shares repurchased	(663,006)	(6,511,233)	(541,892)	(4,838,918)
Net Increase/(Decrease)	1,526,237	$ 15,228,510	1,394,921	$ 12,536,104
Class D Shares:
Shares sold	1,620,408	$ 15,852,008	1,460,738	$ 13,288,703
Shares From the Acquisition (See Note 9)	29,905,630	310,788,509	-	-
Reinvested dividends and distributions	40,294	396,674	2,165	19,268
Shares repurchased	(1,367,113)	(13,355,049)	(301,352)	(2,744,176)
Net Increase/(Decrease)	30,199,219	$313,682,142	1,161,551	$ 10,563,795
Class I Shares:
Shares sold	10,255,625	$101,607,935	12,418,318	$112,907,159
Shares From the Acquisition (See Note 9)	11,547,782	121,356,630	-	-
Reinvested dividends and distributions	356,997	3,554,002	21,185	190,664
Shares repurchased	(8,227,605)	(82,136,794)	(6,244,669)	(57,454,906)
Net Increase/(Decrease)	13,932,799	$144,381,773	6,194,834	$ 55,642,917
Class N Shares:
Shares sold	437,321	$ 4,457,220	350,259	$ 3,168,445
Shares From the Acquisition (See Note 9)	654,638	6,857,942	-	-
Reinvested dividends and distributions	134,253	1,317,327	36,589	327,842
Shares repurchased	(4,588,665)	(46,562,108)	(1,073,955)	(9,736,251)
Net Increase/(Decrease)	(3,362,453)	$ (33,929,619)	(687,107)	$ (6,239,964)
Class S Shares:
Shares sold	81,308	$ 813,461	77,678	$ 708,075
Shares From the Acquisition (See Note 9)	3,107,956	32,650,657	-	-
Reinvested dividends and distributions	5,070	50,311	2,113	18,977
Shares repurchased	(157,551)	(1,591,080)	(1,164,877)	(10,456,797)
Net Increase/(Decrease)	3,036,783	$ 31,923,349	(1,085,086)	$ (9,729,745)
Class T Shares:
Shares sold	7,553,691	$ 73,719,178	11,014,761	$ 99,380,114
Shares From the Acquisition (See Note 9)	11,163,860	116,002,803	-	-
Reinvested dividends and distributions	305,851	3,000,155	38,718	344,588
Shares repurchased	(8,955,612)	(87,114,270)	(5,568,486)	(49,577,179)
Net Increase/(Decrease)	10,067,790	$105,607,866	5,484,993	$ 50,147,523

34	JUNE 30, 2017

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$579,642,358	$ 608,862,196	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. In addition, the consummation of the Merger may have been deemed to cause an assignment of the investment sub-advisory agreement between Janus Capital and INTECH Investment Management LLC (“INTECH”) on behalf of the Fund in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement and investment sub-advisory agreement to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment sub-advisory agreement between Janus Capital and INTECH on behalf of the Fund (the “Post-Merger Sub-Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory and Sub-Advisory Agreements

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, each of which took effect upon consummation of the Merger.

Janus Investment Fund	35

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

9. Fund Acquisition

The Board of Trustees of Janus Investment Fund approved an Agreement and Plan of Reorganization that provided for the merger of Janus Henderson U.S. Core Fund (formerly named INTECH U.S. Core Fund “Target Fund”) with and into Janus Henderson U.S. Managed Volatility Fund (formerly named INTECH U.S. Managed Volatility Fund “Acquiring Fund”) (the “Merger”), effective at the close of business on June 23, 2017. The Merger was based largely on a development over the past several years of INTECH's investment process to a managed volatility strategy. The Merger was tax-free for federal income tax purposes; therefore, shareholders should not realize a tax gain or loss upon receipt of shares issued in connection with the Merger. The table below reflects the Merger activity.

Target Fund’s Shares Outstanding Prior to Merger	Target Fund’s Net Assets Prior to Merger	Acquiring Fund’s Shares Issued in Merger	Acquiring Fund’s Net Assets Prior to Merger	Combined Net Assets after Merger	Target Fund’s Unrealized Appreciation/(Depreciation) Prior to Merger
$36,940,449	$616,706,667	$59,167,019	$463,427,389	$1,080,134,056	$33,739,241

Assuming the Merger had been completed on 7/1/2016, the pro forma results of operations for the year ended 6/30/2017, are as follows:

Net investment income $14,218,889

Net gain/(loss) on investments $167,512,149

Change in unrealized net appreciation/depreciation $ (57,473,607)

Net increase/(decrease) in net assets resulting from operations $124,257,431

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on June 23, 2017.

36	JUNE 30, 2017

Janus Henderson U.S. Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson U.S. Managed Volatility Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Henderson U.S. Managed Volatility Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado
August 15, 2017

Janus Investment Fund	37

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

38	JUNE 30, 2017

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

Janus Investment Fund	39

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

40	JUNE 30, 2017

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-

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Additional Information (unaudited)

Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

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Additional Information (unaudited)

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to

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Additional Information (unaudited)

help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

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Additional Information (unaudited)

• the terms of each New Shell Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2017, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
522,548,841.845	238,426,367.296	7,459,361.326	9,707,358.286	53,135,434.590	308,728,521.498

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
45.628	1.427	1.858	10.169	59.081	77.228	2.416	3.144	17.211	100.000

2A. To approve a new sub-advisory agreement between the Adviser and INTECH Investment Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
522,548,841.845	234,116,277.948	11,130,876.654	10,345,912.985	53,135,453.910	308,728,521.498

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
44.803	2.130	1.980	10.169	59.081	75.832	3.605	3.351	17.211	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
522,548,841.845	220,884,122.495	23,426,075.130	11,282,830.893	53,135,492.980	308,728,521.498

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
42.271	4.483	2.159	10.169	59.081	71.546	7.588	3.655	17.211	100.000

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Janus Henderson U.S. Managed Volatility Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2017:

Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); and Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation (2012-2017).

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Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson U.S. Managed Volatility Fund

Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93016 08-17

ANNUAL REPORT June 30, 2017

Janus Henderson Value Plus Income Fund (formerly named Perkins Value Plus Income Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Value Plus Income Fund

Janus Henderson Value Plus Income Fund (unaudited)

FUND SNAPSHOT

The Fund seeks high-quality equity and fundamental fixed income selected to drive portfolio income. The allocation has the flexibility to move between 40% to 60% in equity securities with the remainder in fixed income securities and cash equivalents. Both the Perkins equity team and the Janus Henderson fixed income team focus on minimizing downside risk using their own unique approaches to fundamental, bottom-up investing.

Ted Thome co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE REVIEW

For the 12-month period ended June 30, 2017, the Janus Henderson Value Plus Income Fund’s Class I Shares returned 11.91%, while the Fund’s primary benchmark, the Russell 1000 Value Index, returned 15.53%. Its blended benchmark, the Value Income Index, a hypothetical internally-calculated index that combines the total returns from the Russell 1000 Value Index (50%) and the Bloomberg Barclays U.S. Aggregate Bond Index (50%), returned 7.44%. The Fund’s secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned -0.31% during the period.

MARKET ENVIRONMENT

The UK’s decision to exit the European Union caught investors by surprise at the beginning of the 12-month period. Rates rallied through the first few days of the period as market participants digested the vote. Accommodative monetary policy abroad also drove investors toward the relatively attractive yields on U.S. Treasurys, pushing the yield on the 10-year note to all-time lows. The “risk-off” mindset was, however, short-lived. Stocks quickly rallied, corporate credit spreads resumed tightening and rates generally rose as market concerns ebbed amid improving U.S. economic data and emerging signs of inflation. The election of Donald Trump to the U.S. presidency kept corporate credit in favor and further boosted stocks as investors expressed optimism over the new administration’s pro-growth, business-friendly platform. In December, the Federal Reserve (Fed) announced an increase to the target federal funds rate, its first of three during the period.

In the latter half of the period, Washington’s general lack of progress on reform initiatives caused investors to begin reassessing the prospect of reflation. Downward pressure on the price of crude oil amid a ramp-up in U.S. production created further uncertainty on the inflation front. Economic data also softened, with core inflation, for example, falling below the Fed’s 2% target. Intermediate and longer dated Treasurys rallied as investors expressed renewed concern over the economic outlook. Still, Fed Chairwoman Janet Yellen indicated that the economy was likely healthy enough to withstand additional interest rate increases. These comments, along with a stream of hawkish comments from other developed-world central bank leaders, caused rates to sell off near period end.

Despite these gyrations, several benchmark stock indices achieved record highs by period end, and rates rose across the U.S. Treasury curve over the course of the year. The yield on the 10-year note finished June at 2.30%, up from 1.47% a year prior. The yield on the long bond also climbed, but was held in check by late-period economic concerns. Corporate credit registered strong gains, and both investment-grade and high-yield spreads tightened substantially.

PERFORMANCE DISCUSSION

We were overweight in equities during the period.

Our equity sleeve in aggregate outperformed the Russell 1000 Value Index. The energy sector was the leading contributor to relative returns due to a combination of stock selection and our underweight allocation. Strong stock selection in industrials and financials also aided relative returns. Relative detractors included stock selection in the consumer discretionary, health care and materials sectors.

The fixed income sleeve outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. High-yield and investment-grade corporate credit helped drive the sleeve’s outperformance. Credit sector contributors were led by technology and banking, as well as brokerage, asset managers and exchanges. Sector detractors included railroads, energy refining and retailers.

In our joint management of the Fund, we are all equally as concerned with absolute total returns as we are on relative returns. We remain focused on the long term.

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Janus Henderson Value Plus Income Fund (unaudited)

DERIVATIVES USAGE

Please see the Derivative Instruments section in the "Notes to Financial Statements" for a discussion of derivatives used by the Fund.

EQUITY CONTRIBUTORS

Northeast regional bank Citizens Financial Group was the leading contributor during the period. The strong rally in the banking sector in the wake of the U.S. election and subsequent revisions to macroeconomic expectations boosted the stock at the end of 2016. During the period, Citizens outperformed the KBW Bank Index – a measure of the U.S. banking sector – in part due to Citizens’ higher asset sensitivity, which can result in greater earnings growth with higher interest rates under the expected macroeconomic scenario. It also has incremental cost savings potential.

Global banking giant Citigroup was another leading contributor during the period. The strong rally in the banking sector in the wake of the U.S. election and subsequent revisions to macroeconomic expectations boosted the stock at the end of 2016. Citigroup subsequently outperformed in the first half of 2017 due to very strong performance under the Fed’s annual stress test and a corresponding approval of capital return greater than consensus expectations. In addition, the ongoing turnaround underway at Citi is being recognized by the market as the operating metrics continue to improve. We believe capital return, including share repurchase, will be a significant driver of improved return on equity and the market will reward the stock with price-to-earnings multiple expansion. We have maintained a position in the stock.

EQUITY DETRACTORS

Teva Pharmaceuticals was the leading detractor as the pressure on generic pharmaceutical pricing during the period led the company to reduce its full-year outlook. Furthermore, there continues to be uncertainty related to the timing and potential impact of generic competition for its multiple sclerosis drug, Copaxone. Given these concerns, we exited our position during the period.

American multinational oil and gas exploration and production company Occidental Petroleum Corporation also underperformed. The weakness in crude oil prices weighed on the stock during the period. However, we remain positive on the stock, and added to the position on weakness during the period.

FIXED INCOME CONTRIBUTORS AND DETRACTORS

Our investment-grade corporate credit exposure helped drive the outperformance of the fixed income sleeve during the period. Our overweight allocation benefited results as spreads tightened. Our emphasis on owning securities in the lowest tier of investment-grade ratings was particularly accretive, as “riskier” assets performed well during the period. For similar reasons, an out-of-index allocation to high yield was the leading contributor to relative performance. Within our corporate credit allocation, our continued focus on securities that provide greater spread carry than the index also supported results. Carry is a measure of excess income generated by the Fund’s holdings.

On a credit sector basis, technology was the top relative contributor. Global growth and the anticipation of greater capital investment lifted the sector for much of the period, and our overweight allocation proved beneficial. Additionally, spread compression across a number of our positions, including Seagate Technology, supported relative results. Seagate has reported stronger, more stable results over the past few quarters amid robust demand for personal computers and enterprise infrastructure.

The banking sector and the brokerage, asset managers and exchanges sector also contributed to relative results. Financials generally benefited from the prospect of a more relaxed regulatory environment under the Trump administration and rising interest rates, which help pad net interest income. Our overweight allocations in both sectors proved beneficial. Within banking, security selection further aided outperformance, largely due to preferred exposure and bank hybrids, which behave akin to high-yield corporate credit. Security selection also helped in brokerage, asset managers and exchanges. Neuberger Berman was among the leading individual corporate contributors to relative performance. The asset manager brought a new 10-year issue that highlighted the relative attractiveness of the company’s existing debt, and our longer dated position benefited from significant spread tightening. Our shorter dated holdings were called in the refinancing initiative. Although we continue to like the company’s conservative management team and its commitment to reducing leverage, our target valuation was realized and we trimmed our position.

Relative sector detractors were led by railroads, primarily due to security selection. Railway company Kansas City Southern was a leading individual detractor. The retail

2	JUNE 30, 2017

Janus Henderson Value Plus Income Fund (unaudited)

sector was also a relative detractor given the continued shift to online shopping. The general weakness in the sector weighed on retailer Rite Aid, as did news of the company’s failed merger with Walgreens. Also at the individual issuer level, an out-of-index position in SM Energy weighed on relative results. The exploration and production company was caught up in the broad energy sell-off as oil prices declined in the second half of the period.

On an asset class level, our commercial mortgage-backed securities (CMBS) boosted relative results. Spread carry and our duration positioning, in particular, proved beneficial. We allocate to higher quality, shorter duration positions that we believe can offer cash flow stability. In our view, single-asset, single-borrower deals offer better relative value than conduit, or multi-loan, deals. As corporate credit gained over the period, our underweight exposure in U.S. Treasurys also proved beneficial. No asset class detracted meaningfully from relative returns.

OUTLOOK AND POSITIONING

While the equity market has continued to post new all-time highs, the risks to the downside seem to grow every day. However, it is unclear what the trigger point might be in a market that is richly valued on many metrics and has seemingly ignored anything that might be construed as negative developments. Many central bankers have communicated that monetary policy will not be as accommodative as it has been; monetary largesse will likely be reduced through a combination of higher interest rates and reduced bond-buying programs/balance sheet shrinkage. In addition, in late June, the Fed noted that higher stock market valuations reflect increased risk appetites on the part of investors. Meanwhile, Washington, D.C., has not offered any material policy changes that would be beneficial to the economy other than some regulatory relief. One could observe several other warning signals whether it be weaker energy prices, the recent flattening of the yield curve, or continued sluggish U.S. GDP growth that will most likely see forecasts ratcheted down again. Globally, the geopolitical risks seem to be increasing on a daily basis; all the while, the market continues its upward direction.

We have advocated being defensively positioned given the large gains experienced in 2016 and, so far, that has worked well. With the equity market behaving as if it is nearly bulletproof, we believe our continued cautious approach in our stock selection with emphasis on the downside is important now more than ever. We’ll be pleased if the market rallies further, but the risk to the downside becomes even more potentially painful in that scenario.

On the fixed income side, we are mindful of the fact that U.S. growth and inflation will likely remain subdued for the remainder of the year. In our view, the lack of inflation is concerning, and the odds of the reflation trade returning are now greatly reduced. We anticipate longer dated Treasury yields will be generally range-bound as investors express concern around the U.S. economic outlook and amid a robust global demand for yield. Yields on the front end of the curve should continue to climb as the Fed looks to tighten. We believe the Fed’s eagerness to elevate interest rates off historical lows presents the possibility of policy error, particularly amid flagging inflation data and uninspiring growth. We are actively managing yield curve positioning with a focus on capital preservation.

Corporate credit spreads are approaching the tightest levels of the cycle and we see limited potential for further spread tightening. Companies are facing subdued top line growth along with moderate wage pressures and climbing health care costs. This has resulted in many companies purchasing growth through consolidation activity, while organic margin growth remains constrained. While we still believe relief in the form of pro-business policies will come from the Trump administration, any initiatives will likely be diluted, and take much longer to implement, versus original expectations. Without business-friendly initiatives from Washington, the sustainability of margins comes into question, in our view. If second quarter earnings are at or above consensus, further support for moderate spread tightening and a continued sideways grind in the credit markets are likely. However, a disappointing earnings season could result in the delay of business investment until 2018, potentially causing risk markets to pull back and corporate credit spreads to widen.

While we seek to participate in spread tightening, our primary goal is capital preservation and we intend to further increase the quality of our corporate allocation in the months ahead. We are looking for opportunities to increase the credit ratings profile of our holdings. Our analysts are also focused on identifying high-quality business models in traditionally defensive, non-cyclical sectors. We believe security avoidance is equally as important as security selection, particularly as the end of the credit cycle draws near. We remain thoughtful around position sizing with the intent of maintaining a well-

Janus Investment Fund	3

Janus Henderson Value Plus Income Fund (unaudited)

diversified portfolio. This approach reflects our commitment to deliver capital preservation and strong risk-adjusted returns for our clients.

Thank you for your investment in the Janus Henderson Value Plus Income Fund.

4	JUNE 30, 2017

Janus Henderson Value Plus Income Fund (unaudited)

Fund At A Glance

June 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Citizens Financial Group Inc	1.62%	Teva Pharmaceutical Industries Ltd (ADR)	-0.59%
	Citigroup Inc	1.19%	Occidental Petroleum Corp	-0.41%
	JPMorgan Chase & Co	0.90%	Schlumberger Ltd	-0.28%
	CSX Corp	0.89%	Verizon Communications Inc	-0.25%
	Microsoft Corp	0.82%	Target Corp	-0.25%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Energy	1.37%	9.76%	12.76%
	Industrials	1.36%	8.65%	9.93%
	Financials	1.22%	24.32%	26.31%
	Real Estate	1.11%	6.17%	3.93%
	Information Technology	0.84%	11.49%	9.79%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	-0.63%	3.42%	4.70%
	Health Care	-0.60%	17.07%	11.10%
	Other**	-0.30%	1.93%	0.00%
	Materials	-0.20%	2.53%	2.88%
	Telecommunication Services	0.26%	2.65%	3.72%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson Value Plus Income Fund (unaudited)

Fund At A Glance

June 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
Johnson & Johnson
Pharmaceuticals	2.1%
Wells Fargo & Co
Banks	1.7%
Laboratory Corp of America Holdings
Health Care Providers & Services	1.7%
Oracle Corp
Software	1.7%
Berkshire Hathaway Inc
Diversified Financial Services	1.6%
8.8%

Asset Allocation - (% of Net Assets)
Common Stocks	52.6%
Corporate Bonds	26.5%
United States Treasury Notes/Bonds	8.5%
Mortgage-Backed Securities	7.2%
Asset-Backed/Commercial Mortgage-Backed Securities	2.5%
Bank Loans and Mezzanine Loans	1.9%
Investment Companies	1.4%
Preferred Stocks	0.2%
Other	(0.8)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2017	As of June 30, 2016

6	JUNE 30, 2017

Janus Henderson Value Plus Income Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2017				per the October 28, 2016 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	11.71%	8.14%	8.52%	1.38%	0.93%
Class A Shares at MOP	5.32%	6.87%	7.59%
Class C Shares at NAV	10.71%	7.32%	7.76%	2.15%	1.70%
Class C Shares at CDSC	9.71%	7.32%	7.76%
Class D Shares(1)	11.84%	8.27%	8.65%	1.31%	0.83%
Class I Shares	11.91%	8.37%	8.75%	1.21%	0.77%
Class S Shares	11.54%	8.07%	8.40%	1.63%	1.18%
Class T Shares	11.63%	8.23%	8.58%	1.32%	0.93%
Russell 1000 Value Index	15.53%	13.94%	13.41%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.31%	2.21%	3.07%
Value Income Index	7.44%	8.08%	8.35%
Morningstar Quartile - Class I Shares	2nd	2nd	2nd
Morningstar Ranking - based on total returns for Allocation - 50% to 70% Equity Funds	250/850	355/770	247/673

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2017.

Janus Investment Fund	7

Janus Henderson Value Plus Income Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – July 30, 2010

(1) Closed to certain new investors.

8	JUNE 30, 2017

Janus Henderson Value Plus Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period (1/1/17 - 6/30/17)†	Net Annualized Expense Ratio (1/1/17 - 6/30/17)
Class A Shares	$1,000.00	$1,044.50	$4.82	$1,000.00	$1,020.08	$4.76	0.95%
Class C Shares	$1,000.00	$1,040.40	$8.70	$1,000.00	$1,016.27	$8.60	1.72%
Class D Shares	$1,000.00	$1,045.10	$4.21	$1,000.00	$1,020.68	$4.16	0.83%
Class I Shares	$1,000.00	$1,045.40	$3.85	$1,000.00	$1,021.03	$3.81	0.76%
Class S Shares	$1,000.00	$1,043.80	$5.37	$1,000.00	$1,019.54	$5.31	1.06%
Class T Shares	$1,000.00	$1,043.60	$4.66	$1,000.00	$1,020.23	$4.61	0.92%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	9

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 2.5%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$33,000	$33,697
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	26,000	26,252
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	22,000	22,470
Banc of America Commercial Mortgage Trust 2007-3, 5.8744%, 6/10/49‡	40,286	40,492
CKE Restaurant Holdings Inc, 4.4740%, 3/20/43 (144A)	139,536	139,258
Coinstar Funding LLC Series 2017-1, 5.2160%, 4/25/47 (144A)	52,000	52,830
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	46,631	46,757
Cosmopolitan Hotel Trust 2016-COSMO, 3.2590%, 11/15/33 (144A)‡	10,000	10,075
Cosmopolitan Hotel Trust 2016-COSMO, 4.6590%, 11/15/33 (144A)‡	15,000	15,187
Cosmopolitan Hotel Trust 2016-COSMO, 5.8090%, 11/15/33 (144A)‡	36,000	36,575
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	63,200	63,828
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	54,000	53,966
Fannie Mae Connecticut Avenue Securities, 6.1161%, 11/25/24‡	117,876	134,709
Fannie Mae Connecticut Avenue Securities, 5.2161%, 5/25/25‡	14,247	15,388
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	69,849	65,354
GS Mortgage Securities Corp II, 3.5495%, 12/10/27 (144A)‡	100,000	99,512
Jimmy Johns Funding LLC, 4.8460%, 7/30/47 (144A)	41,000	41,000
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	25,000	24,832
JP Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	10,000	10,211
JP Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
4.1426%, 10/5/31 (144A)‡	10,000	10166
LB-UBS Commercial Mortgage Trust 2006-C1, 5.2760%, 2/15/41‡	7,073	7,076
LB-UBS Commercial Mortgage Trust 2007-C7, 6.4996%, 9/15/45‡	20,000	20,233
LB-UBS Commercial Mortgage Trust 2008-C1, 6.2962%, 4/15/41‡	30,000	29,732
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	10,000	10,007
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	10,000	9,962
Palisades Center Trust 2016-PLSD, 4.7370%, 4/13/33 (144A)	10,000	10,079
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	29,000	29,400
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	45,000	45,898
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	44,663	45,659
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	27,987	28,345
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	76,089	77,696
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 6.1739%, 2/15/51‡	43,906	44,689
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.2709%, 5/15/46‡	20,000	20,014
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.9089%, 1/15/27 (144A)‡	25,000	24,648
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.4089%, 2/15/27 (144A)‡	25,000	25,641
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	90,390	91,166
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $1,457,679)		1,462,804
Bank Loans and Mezzanine Loans – 1.9%
Basic Industry – 0.2%
Axalta Coating Systems US Holdings Inc, 0%, 6/1/24(a),‡	128,000	128,307
Capital Goods – 0.2%
Avolon TLB Borrower 1 US LLC, 3.9622%, 3/21/22‡	36,000	36,211
Reynolds Group Holdings Inc, 4.2261%, 2/5/23(a),‡	92,784	92,852
		129,063
Communications – 0.6%
Level 3 Financing Inc, 3.4656%, 2/22/24‡	172,000	172,323
Mission Broadcasting Inc, 4.2459%, 1/17/24‡	5,323	5,332
Nexstar Broadcasting Inc, 4.2383%, 1/17/24‡	53,483	53,569
Nielsen Finance LLC, 3.0960%, 10/4/23‡	46,750	46,782
Zayo Group LLC, 3.2156%, 1/19/21‡	4,988	4,995
Zayo Group LLC, 3.7156%, 1/19/24‡	44,328	44,346
		327,347
Consumer Cyclical – 0.6%
Aramark Services Inc, 3.2261%, 3/28/24‡	64,838	65,162
Hilton Worldwide Finance LLC, 3.2161%, 10/25/23‡	118,383	118,692
KFC Holding Co, 3.2094%, 6/16/23‡	107,311	107,606

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2017

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – (continued)
Consumer Cyclical – (continued)
Landry's Inc, 3.9094%, 10/4/23‡	$51,230	$51,038
		342,498
Consumer Non-Cyclical – 0.2%
HCA Inc, 3.4761%, 2/15/24‡	58,705	58,971
Post Holdings Inc, 0%, 5/24/24(a),‡	13,000	13,009
Quintiles IMS Inc, 3.2322%, 3/7/24‡	51,762	52,005
		123,985
Technology – 0.1%
CommScope Inc, 3.2964%, 12/29/22‡	64,737	64,926
Total Bank Loans and Mezzanine Loans (cost $1,117,438)		1,116,126
Corporate Bonds – 26.5%
Asset-Backed Securities – 0%
American Tower Trust #1, 1.5510%, 3/15/18 (144A)	6,000	5,988
Banking – 3.0%
Ally Financial Inc, 3.2500%, 11/5/18	23,000	23,281
Ally Financial Inc, 8.0000%, 12/31/18	16,000	17,260
Bank of America Corp, 2.5030%, 10/21/22	128,000	126,348
Bank of America Corp, 4.1830%, 11/25/27	66,000	67,134
Bank of America Corp, 4.2440%, 4/24/38‡	95,000	98,903
Citigroup Inc, 2.6318%, 9/1/23‡	35,000	35,650
Citigroup Inc, 3.8870%, 1/10/28‡	112,000	113,834
Citizens Financial Group Inc, 3.7500%, 7/1/24	14,000	13,928
Citizens Financial Group Inc, 4.3500%, 8/1/25	10,000	10,375
Citizens Financial Group Inc, 4.3000%, 12/3/25	57,000	59,434
Discover Financial Services, 3.9500%, 11/6/24	45,000	45,701
Discover Financial Services, 3.7500%, 3/4/25	42,000	41,503
Goldman Sachs Capital I, 6.3450%, 2/15/34	70,000	86,358
Goldman Sachs Group Inc, 3.0000%, 4/26/22	81,000	81,749
Goldman Sachs Group Inc, 3.7500%, 2/25/26	50,000	50,917
Goldman Sachs Group Inc, 3.6910%, 6/5/28‡	68,000	68,277
JPMorgan Chase & Co, 2.2950%, 8/15/21	68,000	67,598
JPMorgan Chase & Co, 3.3750%, 5/1/23	80,000	81,170
JPMorgan Chase & Co, 3.8750%, 9/10/24	15,000	15,477
JPMorgan Chase & Co, 3.7820%, 2/1/28‡	95,000	97,159
Morgan Stanley, 2.6250%, 11/17/21	29,000	28,954
Morgan Stanley, 3.9500%, 4/23/27	36,000	36,230
National Australia Bank Ltd/New York, 2.8000%, 1/10/22	253,000	255,624
SVB Financial Group, 5.3750%, 9/15/20	56,000	60,943
Synchrony Financial, 3.0000%, 8/15/19	34,000	34,481
Synchrony Financial, 4.5000%, 7/23/25	42,000	43,194
US Bancorp, 2.3750%, 7/22/26	70,000	65,977
Wells Fargo & Co, 3.0000%, 4/22/26	16,000	15,628
Wells Fargo & Co, 5.8750%µ	47,000	51,793
		1,794,880
Basic Industry – 1.9%
AK Steel Corp, 7.5000%, 7/15/23	89,000	96,120
Anglo American Capital PLC, 4.7500%, 4/10/27 (144A)	200,000	205,460
CF Industries Inc, 6.8750%, 5/1/18	8,000	8,310
CF Industries Inc, 3.4500%, 6/1/23	280,000	264,600
CF Industries Inc, 4.9500%, 6/1/43	99,000	85,140
CF Industries Inc, 5.3750%, 3/15/44	59,000	52,805
FMG Resources August 2006 Pty Ltd, 4.7500%, 5/15/22 (144A)	39,000	39,146
FMG Resources August 2006 Pty Ltd, 5.1250%, 5/15/24 (144A)	14,000	14,000
Freeport-McMoRan Inc, 3.1000%, 3/15/20	37,000	36,214
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	91,000	92,921
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	46,000	47,432
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	59,000	62,315
Sherwin-Williams Co, 2.7500%, 6/1/22	19,000	18,986

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Basic Industry – (continued)
Sherwin-Williams Co, 3.1250%, 6/1/24	$12,000	$12,058
Sherwin-Williams Co, 3.4500%, 6/1/27	35,000	35,249
Sherwin-Williams Co, 4.5000%, 6/1/47	16,000	16,790
Steel Dynamics Inc, 5.0000%, 12/15/26	5,000	5,131
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	44,000	50,820
		1,143,497
Brokerage – 1.3%
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	39,000	40,043
CBOE Holdings Inc, 3.6500%, 1/12/27	46,000	46,401
Charles Schwab Corp, 3.0000%, 3/10/25	36,000	36,007
Charles Schwab Corp, 4.6250%µ	8,000	8,170
Charles Schwab Corp, 7.0000%µ	47,000	54,168
E*TRADE Financial Corp, 5.3750%, 11/15/22	60,000	63,072
E*TRADE Financial Corp, 4.6250%, 9/15/23	78,000	81,120
E*TRADE Financial Corp, 5.8750%µ	10,000	10,600
Lazard Group LLC, 4.2500%, 11/14/20	60,000	63,295
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	50,000	48,596
Raymond James Financial Inc, 5.6250%, 4/1/24	104,000	118,348
Raymond James Financial Inc, 3.6250%, 9/15/26	20,000	20,020
Raymond James Financial Inc, 4.9500%, 7/15/46	60,000	65,204
Scottrade Financial Services Inc, 6.1250%, 7/11/21 (144A)	15,000	17,032
TD Ameritrade Holding Corp, 2.9500%, 4/1/22	29,000	29,672
TD Ameritrade Holding Corp, 3.6250%, 4/1/25†	41,000	42,428
		744,176
Capital Goods – 2.3%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
6.0000%, 6/30/21 (144A)	250,000	258,750
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	200,000	205,300
Ball Corp, 4.3750%, 12/15/20	142,000	149,100
CNH Industrial Capital LLC, 3.6250%, 4/15/18	53,000	53,466
CNH Industrial Capital LLC, 4.3750%, 4/5/22	80,000	83,720
Eagle Materials Inc, 4.5000%, 8/1/26	5,000	5,113
General Electric Co, 6.3750%, 11/15/67‡	229,000	231,290
General Electric Co, 5.0000%µ	44,000	46,702
Martin Marietta Materials Inc, 4.2500%, 7/2/24	43,000	45,129
Masco Corp, 3.5000%, 4/1/21	22,000	22,606
Masco Corp, 4.3750%, 4/1/26	4,000	4,267
Owens Corning, 4.2000%, 12/1/24	27,000	28,274
Owens Corning, 3.4000%, 8/15/26	13,000	12,808
Rockwell Collins Inc, 3.2000%, 3/15/24	29,000	29,389
Rockwell Collins Inc, 3.5000%, 3/15/27	49,000	49,693
Vulcan Materials Co, 7.0000%, 6/15/18	29,000	30,366
Vulcan Materials Co, 7.5000%, 6/15/21	18,000	21,241
Vulcan Materials Co, 4.5000%, 4/1/25	61,000	65,147
		1,342,361
Communications – 1.8%
American Tower Corp, 3.3000%, 2/15/21	46,000	47,198
American Tower Corp, 3.4500%, 9/15/21	4,000	4,125
American Tower Corp, 3.5000%, 1/31/23	7,000	7,178
American Tower Corp, 4.4000%, 2/15/26	26,000	27,257
American Tower Corp, 3.3750%, 10/15/26	53,000	51,860
AT&T Inc, 3.4000%, 5/15/25	10,000	9,832
AT&T Inc, 4.2500%, 3/1/27	46,000	47,559
AT&T Inc, 5.2500%, 3/1/37	64,000	68,258
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	36,000	36,990
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/27 (144A)	118,000	120,655

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2017

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Communications – (continued)
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.9080%, 7/23/25	142,000	153,418
Comcast Corp, 2.3500%, 1/15/27	$10,000	$9,387
Comcast Corp, 3.3000%, 2/1/27	31,000	31,384
Comcast Corp, 3.4000%, 7/15/46	7,000	6,384
Cox Communications Inc, 3.3500%, 9/15/26 (144A)	49,000	48,120
Crown Castle International Corp, 5.2500%, 1/15/23	32,000	35,543
NBCUniversal Media LLC, 4.4500%, 1/15/43	11,000	11,694
Time Warner Inc, 3.6000%, 7/15/25	43,000	43,170
UBM PLC, 5.7500%, 11/3/20 (144A)	58,000	61,053
Verizon Communications Inc, 2.9460%, 3/15/22 (144A)	16,000	16,109
Verizon Communications Inc, 2.6250%, 8/15/26	93,000	85,758
Verizon Communications Inc, 4.1250%, 8/15/46	20,000	17,825
Zayo Group LLC / Zayo Capital Inc, 5.7500%, 1/15/27 (144A)	127,000	132,874
		1,073,631
Consumer Cyclical – 2.6%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	59,000	60,475
1011778 BC ULC / New Red Finance Inc, 4.2500%, 5/15/24 (144A)	63,000	62,602
Coach Inc, 3.0000%, 7/15/22	21,000	20,703
Coach Inc, 4.1250%, 7/15/27	21,000	20,789
CVS Health Corp, 4.7500%, 12/1/22	22,000	24,111
CVS Health Corp, 5.0000%, 12/1/24	30,000	33,234
DR Horton Inc, 3.7500%, 3/1/19	63,000	64,449
DR Horton Inc, 4.0000%, 2/15/20	6,000	6,230
Ford Motor Co, 4.3460%, 12/8/26	64,000	65,911
General Motors Co, 4.8750%, 10/2/23	185,000	198,233
General Motors Financial Co Inc, 3.1000%, 1/15/19	28,000	28,383
General Motors Financial Co Inc, 3.9500%, 4/13/24	131,000	132,827
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	121,000	132,167
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	32,000	34,540
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	25,000	26,844
MDC Holdings Inc, 5.5000%, 1/15/24	70,000	74,025
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	268,000	292,120
Rite Aid Corp, 6.1250%, 4/1/23 (144A)	121,000	119,034
Toll Brothers Finance Corp, 4.0000%, 12/31/18	28,000	28,700
Toll Brothers Finance Corp, 4.3750%, 4/15/23	15,000	15,518
Walgreens Boots Alliance Inc, 3.4500%, 6/1/26	31,000	30,938
Walgreens Boots Alliance Inc, 4.6500%, 6/1/46	5,000	5,241
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp, 5.2500%, 5/15/27 (144A)	66,000	67,609
		1,544,683
Consumer Non-Cyclical – 4.1%
Abbott Laboratories, 3.8750%, 9/15/25	9,000	9,258
Abbott Laboratories, 3.7500%, 11/30/26	31,000	31,648
Allergan Funding SCS, 3.0000%, 3/12/20	75,000	76,634
Anheuser-Busch InBev Finance Inc, 2.6500%, 2/1/21	14,000	14,187
Anheuser-Busch InBev Finance Inc, 3.3000%, 2/1/23	76,000	78,250
Anheuser-Busch InBev Finance Inc, 3.6500%, 2/1/26	112,000	115,401
Becton Dickinson and Co, 2.8940%, 6/6/22	32,000	32,040
Becton Dickinson and Co, 3.3630%, 6/6/24	74,000	74,143
Becton Dickinson and Co, 3.7000%, 6/6/27	51,000	51,080
Becton Dickinson and Co, 4.6690%, 6/6/47	17,000	17,510
Cardinal Health Inc, 2.6160%, 6/15/22	34,000	34,028
Cardinal Health Inc, 3.0790%, 6/15/24	21,000	21,045
Cardinal Health Inc, 3.4100%, 6/15/27	42,000	41,821
Constellation Brands Inc, 4.2500%, 5/1/23	51,000	54,287
Constellation Brands Inc, 4.7500%, 12/1/25	5,000	5,477
Constellation Brands Inc, 3.7000%, 12/6/26	42,000	42,791
Express Scripts Holding Co, 3.5000%, 6/15/24	24,000	24,203

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Express Scripts Holding Co, 4.5000%, 2/25/26	$95,000	$100,691
Express Scripts Holding Co, 3.4000%, 3/1/27	27,000	26,061
HCA Inc, 5.8750%, 5/1/23	243,000	264,566
HCA Inc, 5.0000%, 3/15/24	61,000	64,584
HCA Inc, 5.3750%, 2/1/25	26,000	27,425
HCA Inc, 5.8750%, 2/15/26	30,000	32,400
Molson Coors Brewing Co, 3.0000%, 7/15/26	65,000	62,526
Molson Coors Brewing Co, 4.2000%, 7/15/46	15,000	14,721
Newell Brands Inc, 3.1500%, 4/1/21	13,000	13,308
Newell Brands Inc, 3.8500%, 4/1/23	11,000	11,548
Newell Brands Inc, 5.0000%, 11/15/23	25,000	26,751
Newell Brands Inc, 4.2000%, 4/1/26	74,000	78,580
Post Holdings Inc, 5.0000%, 8/15/26 (144A)	240,000	239,400
Shire Acquisitions Investments Ireland DAC, 2.4000%, 9/23/21	29,000	28,659
Shire Acquisitions Investments Ireland DAC, 2.8750%, 9/23/23	40,000	39,641
Shire Acquisitions Investments Ireland DAC, 3.2000%, 9/23/26	40,000	39,118
Sysco Corp, 2.5000%, 7/15/21	10,000	10,026
Sysco Corp, 3.3000%, 7/15/26	25,000	24,804
Sysco Corp, 3.2500%, 7/15/27	23,000	22,628
Tenet Healthcare Corp, 4.7500%, 6/1/20	173,000	179,055
Tenet Healthcare Corp, 4.6250%, 7/15/24 (144A)	18,000	18,023
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	70,000	66,484
THC Escrow Corp III, 4.6250%, 7/15/24 (144A)	22,000	22,059
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	37,000	38,249
Valeant Pharmaceuticals International, 6.3750%, 10/15/20 (144A)	69,000	66,844
Valeant Pharmaceuticals International Inc, 5.3750%, 3/15/20 (144A)	147,000	141,671
		2,383,625
Electric – 0.5%
Dominion Energy Inc, 2.8500%, 8/15/26	8,000	7,627
Duke Energy Corp, 2.6500%, 9/1/26	24,000	22,796
IPALCO Enterprises Inc, 5.0000%, 5/1/18	45,000	45,731
PPL Capital Funding Inc, 3.1000%, 5/15/26	67,000	65,579
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	67,000	72,291
Southern Co, 2.9500%, 7/1/23†	32,000	31,791
Southern Co, 3.2500%, 7/1/26	60,000	58,702
		304,517
Energy – 4.3%
Antero Resources Corp, 5.3750%, 11/1/21	160,000	161,600
Canadian Natural Resources Ltd, 5.9000%, 2/1/18	16,000	16,368
Canadian Natural Resources Ltd, 2.9500%, 1/15/23	21,000	20,830
Cenovus Energy Inc, 5.7000%, 10/15/19	2,000	2,111
Columbia Pipeline Group Inc, 4.5000%, 6/1/25	50,000	53,229
ConocoPhillips Co, 4.9500%, 3/15/26	39,000	43,439
Delek Logistics Partners LP, 6.7500%, 5/15/25 (144A)	203,000	205,030
Devon Energy Corp, 4.0000%, 7/15/21	50,000	51,524
Diamond Offshore Drilling Inc, 5.8750%, 5/1/19	8,000	8,220
Enbridge Energy Partners LP, 5.8750%, 10/15/25	31,000	35,367
Energy Transfer Equity LP, 5.8750%, 1/15/24	273,000	289,380
Energy Transfer Equity LP, 5.5000%, 6/1/27	124,000	128,340
Energy Transfer LP, 4.1500%, 10/1/20	44,000	45,695
Energy Transfer LP, 4.7500%, 1/15/26	10,000	10,404
Helmerich & Payne International Drilling Co, 4.6500%, 3/15/25	44,000	46,144
Hiland Partners Holdings LLC / Hiland Partners Finance Corp,
5.5000%, 5/15/22 (144A)	186,000	194,270
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	20,000	20,662
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	5,000	5,552
NuStar Logistics LP, 5.6250%, 4/28/27	41,000	43,050
Oceaneering International Inc, 4.6500%, 11/15/24	194,000	191,338
PBF Holding Co LLC / PBF Finance Corp, 7.2500%, 6/15/25 (144A)	137,000	132,034

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2017

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Phillips 66 Partners LP, 3.6050%, 2/15/25	$26,000	$25,749
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	28,000	30,841
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27	173,000	184,172
SM Energy Co, 6.5000%, 1/1/23	4,000	3,810
Sunoco LP / Sunoco Finance Corp, 6.3750%, 4/1/23	130,000	137,358
TC PipeLines LP, 3.9000%, 5/25/27	44,000	43,908
Tesoro Logistics LP / Tesoro Logistics Finance Corp, 5.2500%, 1/15/25	15,000	15,750
Western Gas Partners LP, 5.3750%, 6/1/21	28,000	30,056
Williams Cos Inc, 3.7000%, 1/15/23	115,000	113,275
Williams Partners LP, 3.7500%, 6/15/27	75,000	74,245
Williams Partners LP / ACMP Finance Corp, 4.8750%, 5/15/23	73,000	75,746
Williams Partners LP / ACMP Finance Corp, 4.8750%, 3/15/24	75,000	78,594
		2,518,091
Finance Companies – 0.6%
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	259,000	270,738
Park Aerospace Holdings Ltd, 5.5000%, 2/15/24 (144A)	52,000	54,314
		325,052
Financial Institutions – 0.4%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	102,000	107,391
Kennedy-Wilson Inc, 5.8750%, 4/1/24	126,000	129,938
		237,329
Insurance – 0.4%
Aetna Inc, 2.8000%, 6/15/23	20,000	19,963
Berkshire Hathaway Inc, 3.1250%, 3/15/26	8,000	8,091
Centene Corp, 4.7500%, 5/15/22	2,000	2,088
Centene Corp, 6.1250%, 2/15/24	10,000	10,812
Centene Corp, 4.7500%, 1/15/25	11,000	11,303
Cigna Corp, 3.2500%, 4/15/25	126,000	126,502
WellCare Health Plans Inc, 5.2500%, 4/1/25	48,000	50,280
		229,039
Real Estate Investment Trusts (REITs) – 0.6%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	63,000	63,429
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22†	65,000	69,453
Post Apartment Homes LP, 4.7500%, 10/15/17	37,000	37,033
Senior Housing Properties Trust, 6.7500%, 12/15/21	27,000	30,111
SL Green Realty Corp, 5.0000%, 8/15/18	130,000	133,426
		333,452
Technology – 2.3%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24 (144A)	42,000	42,956
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.8750%, 1/15/27 (144A)	109,000	111,944
Cadence Design Systems Inc, 4.3750%, 10/15/24	98,000	101,803
Fidelity National Information Services Inc, 3.6250%, 10/15/20	26,000	27,234
Fidelity National Information Services Inc, 4.5000%, 10/15/22	34,000	36,939
Fidelity National Information Services Inc, 3.0000%, 8/15/26	40,000	38,737
First Data Corp, 7.0000%, 12/1/23 (144A)	48,000	51,240
Iron Mountain Inc, 6.0000%, 10/1/20 (144A)	98,000	101,553
Iron Mountain Inc, 4.3750%, 6/1/21 (144A)	200,000	207,500
NXP BV / NXP Funding LLC, 4.1250%, 6/1/21 (144A)	200,000	210,600
Seagate HDD Cayman, 4.7500%, 1/1/25	45,000	45,219
Seagate HDD Cayman, 4.8750%, 6/1/27	7,000	6,991
Seagate HDD Cayman, 5.7500%, 12/1/34	18,000	18,043
Total System Services Inc, 3.8000%, 4/1/21	25,000	26,032
Total System Services Inc, 4.8000%, 4/1/26	69,000	75,117
Trimble Inc, 4.7500%, 12/1/24	107,000	114,265
Verisk Analytics Inc, 4.8750%, 1/15/19	49,000	51,025
Verisk Analytics Inc, 5.8000%, 5/1/21	64,000	71,153
Verisk Analytics Inc, 5.5000%, 6/15/45	38,000	42,273
		1,380,624

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Transportation – 0.4%
FedEx Corp, 3.9000%, 2/1/35	$5,000	$4,968
FedEx Corp, 4.4000%, 1/15/47	2,000	2,060
Kansas City Southern, 3.1250%, 6/1/26	202,000	193,999
Penske Truck Leasing Co Lp / PTL Finance Corp, 3.3750%, 3/15/18 (144A)	53,000	53,599
		254,626
Total Corporate Bonds (cost $15,345,148)		15,615,571
Mortgage-Backed Securities – 7.2%
Fannie Mae Pool:
4.0000%, 4/1/34	19,407	20,589
6.0000%, 12/1/35	23,041	26,320
6.0000%, 2/1/37	3,928	4,544
6.0000%, 9/1/37	12,482	13,103
6.0000%, 10/1/38	19,532	22,207
7.0000%, 2/1/39	6,938	8,050
5.5000%, 12/1/39	19,969	22,248
5.5000%, 3/1/40	32,978	37,245
5.5000%, 4/1/40	75,148	83,535
5.5000%, 2/1/41	18,663	21,078
5.0000%, 5/1/41	12,871	14,080
5.0000%, 10/1/41	15,204	16,625
5.5000%, 12/1/41	22,605	25,221
4.0000%, 6/1/42	51,465	54,564
4.0000%, 8/1/42	20,540	21,770
4.0000%, 9/1/42	25,411	26,930
4.0000%, 11/1/42	40,614	43,034
3.5000%, 2/1/43	103,223	106,514
4.0000%, 9/1/43	22,398	23,748
3.5000%, 1/1/44	117,160	121,499
3.5000%, 1/1/44	53,980	55,980
4.0000%, 2/1/44	59,294	62,864
3.5000%, 4/1/44	56,206	58,100
4.5000%, 5/1/44	127,581	139,816
4.0000%, 6/1/44	73,290	77,690
5.0000%, 7/1/44	40,340	45,065
4.0000%, 8/1/44	26,731	28,544
4.5000%, 8/1/44	56,819	62,269
4.5000%, 10/1/44	41,750	45,747
4.5000%, 10/1/44	22,314	24,386
3.5000%, 2/1/45	82,508	85,144
4.5000%, 3/1/45	38,340	41,903
4.0000%, 5/1/45	6,254	6,680
4.5000%, 5/1/45	32,289	35,378
4.5000%, 6/1/45	19,024	20,723
4.5000%, 9/1/45	43,988	48,081
4.5000%, 10/1/45	75,251	82,454
3.5000%, 12/1/45	20,047	20,721
3.5000%, 1/1/46	81,940	84,706
3.5000%, 1/1/46	81,686	84,448
4.0000%, 1/1/46	26,042	27,742
4.5000%, 2/1/46	60,746	66,560
4.5000%, 2/1/46	23,219	25,382
4.0000%, 4/1/46	31,771	33,830
4.5000%, 4/1/46	32,701	35,991
4.0000%, 5/1/46	40,992	43,670
4.0000%, 6/1/46	25,468	27,132
3.5000%, 7/1/46	74,136	76,555
3.5000%, 7/1/46	70,563	72,866
4.5000%, 7/1/46	60,977	66,662
4.5000%, 7/1/46	46,986	50,938

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2017

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 8/1/46	$3,276	$3,480
4.0000%, 8/1/46	3,271	3,472
4.0000%, 8/1/46	2,795	2,968
4.0000%, 8/1/46	2,250	2,390
4.0000%, 11/1/46	16,314	17,420
4.5000%, 11/1/46	19,793	21,645
4.0000%, 1/1/47	18,577	19,881
4.0000%, 2/1/47	38,145	40,673
4.5000%, 2/1/47	46,160	50,043
4.0000%, 3/1/47	4,839	5,140
4.0000%, 3/1/47	2,239	2,376
4.0000%, 3/1/47	1,252	1,331
4.0000%, 3/1/47	1,147	1,219
4.0000%, 4/1/47	18,087	19,331
4.0000%, 4/1/47	5,669	6,017
4.0000%, 4/1/47	4,524	4,806
4.0000%, 4/1/47	4,490	4,766
4.0000%, 4/1/47	4,267	4,529
4.0000%, 4/1/47	4,046	4,294
4.5000%, 4/1/47	108,963	119,156
4.0000%, 5/1/47	6,043	6,415
4.0000%, 5/1/47	4,726	5,021
4.0000%, 5/1/47	3,735	3,969
4.0000%, 5/1/47	1,502	1,595
4.5000%, 5/1/47	8,583	9,353
4.5000%, 5/1/47	7,068	7,692
4.5000%, 5/1/47	6,240	6,794
4.5000%, 5/1/47	5,248	5,719
4.5000%, 5/1/47	4,859	5,291
4.5000%, 5/1/47	4,252	4,627
4.5000%, 5/1/47	4,178	4,544
4.5000%, 5/1/47	4,029	4,382
4.5000%, 5/1/47	2,128	2,313
4.5000%, 5/1/47	1,566	1,707
4.5000%, 5/1/47	1,541	1,679
3.5000%, 6/1/47	3,008	3,103
4.0000%, 6/1/47	17,701	18,788
4.0000%, 6/1/47	9,455	10,027
4.0000%, 6/1/47	8,700	9,240
4.0000%, 6/1/47	8,454	8,982
4.0000%, 6/1/47	6,529	6,949
4.0000%, 6/1/47	3,025	3,215
4.5000%, 6/1/47	4,553	4,906
4.5000%, 6/1/47	2,678	2,918
3.5000%, 5/1/56	19,758	20,310
		2,845,407
Freddie Mac Gold Pool:
3.5000%, 7/1/29	24,785	25,863
8.0000%, 4/1/32	5,077	6,222
5.5000%, 10/1/36	15,009	16,884
6.0000%, 4/1/40	86,743	100,425
5.0000%, 3/1/42	17,945	19,872
3.5000%, 2/1/44	32,027	33,008
4.5000%, 5/1/44	21,105	22,855
4.0000%, 8/1/44	8,527	9,092
4.5000%, 9/1/44	83,957	91,925
4.5000%, 2/1/46	181,100	198,306
4.5000%, 2/1/46	23,260	25,405
		549,857

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae I Pool:
5.1000%, 1/15/32	$36,837	$41,923
7.5000%, 8/15/33	17,059	19,924
4.9000%, 10/15/34	43,828	49,775
5.5000%, 9/15/35	5,095	5,855
5.5000%, 8/15/39	75,518	87,425
5.0000%, 10/15/39	14,271	15,749
5.0000%, 11/15/39	22,675	24,863
5.0000%, 1/15/40	6,778	7,417
5.0000%, 5/15/40	8,257	9,150
5.0000%, 7/15/40	25,279	27,733
5.0000%, 7/15/40	3,322	3,642
5.0000%, 2/15/41	25,056	27,551
4.5000%, 5/15/41	24,357	27,308
5.0000%, 5/15/41	8,254	9,161
4.5000%, 7/15/41	31,251	35,197
4.5000%, 7/15/41	7,405	8,142
4.5000%, 8/15/41	78,235	85,859
5.0000%, 9/15/41	8,222	9,170
4.5000%, 5/15/44	17,098	18,744
5.0000%, 7/15/44	8,823	9,807
4.0000%, 7/15/46	54,816	58,585
4.5000%, 8/15/46	79,214	86,816
		669,796
Ginnie Mae II Pool:
4.5000%, 10/20/41	38,923	41,422
3.5000%, 5/20/42	18,055	18,801
6.0000%, 11/20/42	5,502	6,271
4.0000%, 10/20/45	81,691	87,261
		153,755
Total Mortgage-Backed Securities (cost $4,231,159)		4,218,815
United States Treasury Notes/Bonds – 8.5%
1.2500%, 6/30/19	555,000	553,504
1.7500%, 5/31/22	426,000	423,454
2.1250%, 2/29/24	527,000	527,494
1.6250%, 2/15/26	78,000	74,121
2.0000%, 11/15/26	772,000	752,851
2.2500%, 2/15/27	766,000	762,875
2.3750%, 5/15/27	452,000	454,913
2.2500%, 8/15/46	431,000	380,155
2.8750%, 11/15/46	732,000	737,290
3.0000%, 2/15/47	247,000	255,240
3.0000%, 5/15/47	62,000	64,097
Total United States Treasury Notes/Bonds (cost $4,911,782)		4,985,994
Common Stocks – 52.6%
Aerospace & Defense – 0.6%
United Technologies Corp	.2,700	329,697
Banks – 7.6%
Cadence BanCorp*	11,500	251,620
Citigroup Inc	12,600	842,688
Citizens Financial Group Inc	8,393	299,462
First Hawaiian Inc	11,784	360,826
JPMorgan Chase & Co	7,100	648,940
PNC Financial Services Group Inc	4,100	511,967
US Bancorp	10,800	560,736
Wells Fargo & Co	18,300	1,014,003
		4,490,242
Beverages – 0.8%
PepsiCo Inc	4,100	473,509

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2017

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Biotechnology – 1.1%
AbbVie Inc	.3,200	$232,032
Gilead Sciences Inc	5,800	410,524
		642,556
Building Products – 0.4%
Simpson Manufacturing Co Inc	6,000	262,260
Capital Markets – 0.5%
Affiliated Managers Group Inc	1,600	265,376
Chemicals – 0.3%
Valvoline Inc	8,200	194,504
Commercial Services & Supplies – 1.4%
Republic Services Inc	2,900	184,817
UniFirst Corp/MA	4,500	633,150
		817,967
Communications Equipment – 0.5%
F5 Networks Inc*	2,500	317,650
Consumer Finance – 1.6%
Ally Financial Inc	12,800	267,520
American Express Co	3,900	328,536
Synchrony Financial	12,200	363,804
		959,860
Containers & Packaging – 0.5%
Graphic Packaging Holding Co	22,100	304,538
Diversified Financial Services – 1.6%
Berkshire Hathaway Inc*	5,400	914,598
Electric Utilities – 2.5%
Alliant Energy Corp	8,200	329,394
Exelon Corp	14,500	527,915
Great Plains Energy Inc	6,200	181,536
PPL Corp	11,500	444,590
		1,483,435
Electrical Equipment – 1.3%
Generac Holdings Inc*	9,700	350,461
Thermon Group Holdings Inc*	21,000	402,570
		753,031
Energy Equipment & Services – 1.3%
Mammoth Energy Services Inc*	17,200	319,920
Schlumberger Ltd†	6,300	414,792
		734,712
Equity Real Estate Investment Trusts (REITs) – 3.6%
Equity Commonwealth*	14,400	455,040
Equity LifeStyle Properties Inc	5,100	440,334
Equity Residential	5,500	362,065
Lamar Advertising Co	8,000	588,560
National Storage Affiliates Trust	11,200	258,832
		2,104,831
Food & Staples Retailing – 0.7%
Casey's General Stores Inc	3,800	407,018
Food Products – 0.4%
Cal-Maine Foods Inc*	5,900	233,640
Health Care Equipment & Supplies – 0.8%
Medtronic PLC	5,416	480,670
Health Care Providers & Services – 2.5%
AmerisourceBergen Corp	5,000	472,650
Laboratory Corp of America Holdings*	6,500	1,001,910
		1,474,560
Household Products – 2.1%
Clorox Co	3,400	453,016

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Household Products – (continued)
Procter & Gamble Co	.8,700	$758,205
		1,211,221
Independent Power and Renewable Electricity Producers – 0.3%
NRG Yield Inc	8,300	146,080
Information Technology Services – 0.9%
Accenture PLC	1,800	222,624
Total System Services Inc	5,400	314,550
		537,174
Insurance – 1.9%
Chubb Ltd	3,900	566,982
XL Group Ltd	13,100	573,780
		1,140,762
Internet Software & Services – 1.4%
Alphabet Inc - Class A*	900	836,712
Life Sciences Tools & Services – 0.5%
INC Research Holdings Inc*	5,000	292,500
Machinery – 0.9%
Timken Co	3,400	157,250
Trinity Industries Inc	13,800	386,814
		544,064
Media – 0.6%
Omnicom Group Inc	4,200	348,180
Metals & Mining – 0.3%
Compass Minerals International Inc	2,800	182,840
Oil, Gas & Consumable Fuels – 2.0%
Noble Energy Inc	10,600	299,980
Occidental Petroleum Corp	10,500	628,635
Plains GP Holdings LP	9,513	248,860
		1,177,475
Pharmaceuticals – 4.3%
Johnson & Johnson	9,400	1,243,526
Merck & Co Inc	7,000	448,630
Pfizer Inc	25,400	853,186
		2,545,342
Road & Rail – 1.1%
CSX Corp	5,100	278,256
Union Pacific Corp	3,200	348,512
		626,768
Semiconductor & Semiconductor Equipment – 1.2%
Analog Devices Inc	4,200	326,760
Intel Corp	10,900	367,766
		694,526
Software – 4.9%
Check Point Software Technologies Ltd*	5,900	643,572
Microsoft Corp	10,500	723,765
Oracle Corp†	19,700	987,758
Synopsys Inc*	7,500	546,975
		2,902,070
Textiles, Apparel & Luxury Goods – 0.2%
Coach Inc	3,000	142,020
Total Common Stocks (cost $27,560,146)		30,972,388
Preferred Stocks – 0.2%
Banks – 0%
Citigroup Capital XIII, 7.5418%	362	9,405
Capital Markets – 0.1%
Morgan Stanley, 6.8750%	1,023	29,964
Consumer Finance – 0.1%
Discover Financial Services, 6.5000%	2,850	73,473

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	JUNE 30, 2017

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2017

Shares or Principal Amounts		Value
Preferred Stocks – (continued)
Industrial Conglomerates – 0%
General Electric Co, 4.7000%	.224	$5,714
Total Preferred Stocks (cost $111,701)		118,556
Investment Companies – 1.4%
Money Markets – 1.4%
Janus Cash Liquidity Fund LLC, 0.9803%ºº,£ (cost $821,057)	821,057	821,057
Total Investments (total cost $55,556,110) – 100.8%		59,311,311
Liabilities, net of Cash, Receivables and Other Assets – (0.8)%		(442,672)
Net Assets – 100%		$58,868,639

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$56,496,724	95.2%
Ireland	825,313	1.4
Israel	710,056	1.2
United Kingdom	338,804	0.6
Australia	308,770	0.5
Canada	213,206	0.4
Netherlands	210,600	0.4
Belgium	207,838	0.3

Total	$59,311,311	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
Israeli Shekel	8/3/17	1,720,000	$493,869	$(184)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Value Plus Income Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
Russell 1000® Value Index	Russell 1000® Value Index reflects the performance of U.S. large-cap equities with lower price-to-book ratios and lower expected growth values.
Value Income Index	Value Income Index is an internally-calculated, hypothetical combination of total returns from the Russell 1000® Value Index (50%) and the Bloomberg Barclays U.S. Aggregate Bond Index (50%).

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2017 is $4,849,674, which represents 8.2% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2017, is $1,015,530.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of June 30, 2017.

ºº	Rate shown is the 7-day yield as of June 30, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2017. Unless otherwise indicated, all information in the table is for the year ended June 30, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 6/30/17	Gain/(Loss)	Income	at 6/30/17

Janus Cash Liquidity Fund LLC	363,206	27,715,730	(27,257,879)	821,057	$—	$4,128	$821,057

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2017)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$65,375	$65,354	0.1%

The Fund has registration rights for certain restricted securities held as of June 30, 2017. The issuer incurs all registration costs.

22	JUNE 30, 2017

Janus Henderson Value Plus Income Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$1,462,804	$-
Bank Loans and Mezzanine Loans	-	1,116,126	-
Corporate Bonds	-	15,615,571	-
Mortgage-Backed Securities	-	4,218,815	-
United States Treasury Notes/Bonds	-	4,985,994	-
Common Stocks	30,972,388	-	-
Preferred Stocks	-	118,556	-
Investment Companies	-	821,057	-
Total Assets	$30,972,388	$28,338,923	$-
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$184	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	23

Janus Henderson Value Plus Income Fund

Statement of Assets and Liabilities

June 30, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$55,556,110
Unaffiliated investments, at value	58,490,254
Affiliated investments, at value	821,057
Cash	213,455
Closed foreign currency contracts	2,543
Non-interested Trustees' deferred compensation	1,048
Receivables:
Investments sold	525,126
Interest	219,673
Dividends	36,900
Due from adviser	34,903
Fund shares sold	23,428
Foreign tax reclaims	17,279
Dividends from affiliates	532
Other assets	202
Total Assets	60,386,400
Liabilities:
Forward currency contracts	184
Closed foreign currency contracts	11,392
Payables:	—
Investments purchased	1,340,140
Fund shares repurchased	58,291
Professional fees	38,658
Advisory fees	31,188
Transfer agent fees and expenses	8,468
12b-1 Distribution and shareholder servicing fees	6,917
Dividends	1,443
Non-interested Trustees' deferred compensation fees	1,048
Fund administration fees	494
Custodian fees	415
Non-interested Trustees' fees and expenses	336
Accrued expenses and other payables	18,787
Total Liabilities	1,517,761
Net Assets	$58,868,639

See Notes to Financial Statements.

24	JUNE 30, 2017

Janus Henderson Value Plus Income Fund

Statement of Assets and Liabilities

June 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$52,838,142
Undistributed net investment income/(loss)	35,041
Undistributed net realized gain/(loss) from investments and foreign currency transactions	2,243,483
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,751,973
Total Net Assets	$58,868,639
Net Assets - Class A Shares	$7,130,157
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	608,304
Net Asset Value Per Share(1)	$11.72
Maximum Offering Price Per Share(2)	$12.44
Net Assets - Class C Shares	$5,649,041
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	481,112
Net Asset Value Per Share(1)	$11.74
Net Assets - Class D Shares	$33,242,792
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,836,954
Net Asset Value Per Share	$11.72
Net Assets - Class I Shares	$6,814,309
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	581,053
Net Asset Value Per Share	$11.73
Net Assets - Class S Shares	$1,992,896
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	169,896
Net Asset Value Per Share	$11.73
Net Assets - Class T Shares	$4,039,444
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	344,572
Net Asset Value Per Share	$11.72

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Value Plus Income Fund

Statement of Operations

For the year ended June 30, 2017

Investment Income:
Dividends	$850,379
Interest	783,270
Dividends from affiliates	4,128
Other income	6,206
Foreign tax withheld	(3,313)
Total Investment Income	1,640,670
Expenses:
Advisory fees	320,747
12b-1Distribution and shareholder servicing fees:
Class A Shares	16,425
Class C Shares	55,007
Class S Shares	4,903
Transfer agent administrative fees and expenses:
Class D Shares	36,936
Class S Shares	4,903
Class T Shares	8,756
Transfer agent networking and omnibus fees:
Class C Shares	870
Class I Shares	3,490
Other transfer agent fees and expenses:
Class A Shares	845
Class C Shares	762
Class D Shares	7,432
Class I Shares	303
Class S Shares	47
Class T Shares	132
Registration fees	94,144
Accounting systems fee	67,078
Professional fees	49,262
Shareholder reports expense	12,046
Custodian fees	8,986
Fund administration fees	4,974
Non-interested Trustees’ fees and expenses	1,414
Other expenses	1,280
Total Expenses	700,742
Less: Excess Expense Reimbursement	(198,361)
Net Expenses	502,381
Net Investment Income/(Loss)	1,138,289
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	3,155,799
Written options contracts	9,593
Total Net Realized Gain/(Loss) on Investments	3,165,392
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,452,222
Written options contracts	(9)
Total Change in Unrealized Net Appreciation/Depreciation	1,452,213
Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,755,894

See Notes to Financial Statements.

26	JUNE 30, 2017

Janus Henderson Value Plus Income Fund

Statements of Changes in Net Assets

	Year ended June 30, 2017	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$1,138,289	$1,034,871
Net realized gain/(loss) on investments	3,165,392	629,491
Change in unrealized net appreciation/depreciation	1,452,213	(1,332,465)
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,755,894	331,897
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(151,818)	(127,760)
Class C Shares	(81,780)	(90,356)
Class D Shares	(750,004)	(596,865)
Class I Shares	(130,801)	(83,881)
Class S Shares	(41,680)	(46,811)
Class T Shares	(84,439)	(55,237)
Total Dividends from Net Investment Income	(1,240,522)	(1,000,910)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(81,028)	(140,455)
Class C Shares	(63,764)	(147,738)
Class D Shares	(384,940)	(624,548)
Class I Shares	(61,382)	(87,785)
Class S Shares	(23,460)	(47,215)
Class T Shares	(45,895)	(62,493)
Total Distributions from Net Realized Gain from Investment Transactions	(660,469)	(1,110,234)
Net Decrease from Dividends and Distributions to Shareholders	(1,900,991)	(2,111,144)
Capital Share Transactions:
Class A Shares	562,744	79,335
Class C Shares	(1,068,204)	(514,131)
Class D Shares	4,824,282	(2,009,104)
Class I Shares	3,307,234	(661,431)
Class S Shares	(247,683)	94,087
Class T Shares	2,201,230	(1,877,769)
Net Increase/(Decrease) from Capital Share Transactions	9,579,603	(4,889,013)
Net Increase/(Decrease) in Net Assets	13,434,506	(6,668,260)
Net Assets:
Beginning of period	45,434,133	52,102,393
End of period	$58,868,639	$45,434,133

Undistributed Net Investment Income/(Loss)	$35,041	$78,366

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Value Plus Income Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$10.87	$11.26	$12.26		$11.68	$10.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(1)	0.24(1)	0.22(1)		0.23(1)	0.30
Net realized and unrealized gain/(loss)	1.01	(0.14)	0.05		1.29	1.07
Total from Investment Operations	1.25	0.10	0.27		1.52	1.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.23)	(0.29)		(0.30)	(0.29)
Distributions (from capital gains)	(0.14)	(0.26)	(0.98)		(0.64)	(0.26)
Total Dividends and Distributions	(0.40)	(0.49)	(1.27)		(0.94)	(0.55)
Net Asset Value, End of Period	$11.72	$10.87	$11.26		$12.26	$11.68
Total Return*	11.71%	1.01%	2.25%		13.61%	12.82%
Net Assets, End of Period (in thousands)	$7,130	$6,082	$6,213		$6,603	$6,200
Average Net Assets for the Period (in thousands)	$6,531	$5,981	$6,599		$6,341	$5,545
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.29%	1.38%	1.43%		1.35%	1.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.94%	0.97%		1.01%	1.01%
Ratio of Net Investment Income/(Loss)	2.14%	2.19%	1.84%		1.94%	2.39%
Portfolio Turnover Rate	86%	77%	89%		95%	97%
				1

Class C Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.90	$11.28	$12.29	$11.71	$10.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(1)	0.16(1)	0.13(1)	0.15(1)	0.21
Net realized and unrealized gain/(loss)	0.99	(0.13)	0.04	1.28	1.08
Total from Investment Operations	1.15	0.03	0.17	1.43	1.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.15)	(0.20)	(0.21)	(0.21)
Distributions (from capital gains)	(0.14)	(0.26)	(0.98)	(0.64)	(0.26)
Total Dividends and Distributions	(0.31)	(0.41)	(1.18)	(0.85)	(0.47)
Net Asset Value, End of Period	$11.74	$10.90	$11.28	$12.29	$11.71
Total Return*	10.71%	0.38%	1.41%	12.78%	12.03%
Net Assets, End of Period (in thousands)	$5,649	$6,283	$7,029	$6,519	$5,485
Average Net Assets for the Period (in thousands)	$5,470	$6,419	$6,880	$6,035	$5,223
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.06%	2.10%	2.18%	2.04%	2.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.72%	1.66%	1.72%	1.72%	1.76%
Ratio of Net Investment Income/(Loss)	1.36%	1.47%	1.09%	1.23%	1.64%
Portfolio Turnover Rate	86%	77%	89%	95%	97%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

28	JUNE 30, 2017

Janus Henderson Value Plus Income Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.87	$11.26	$12.26	$11.69	$10.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.26(1)	0.25(1)	0.23(1)	0.25(1)	0.31
Net realized and unrealized gain/(loss)	1.01	(0.14)	0.06	1.28	1.08
Total from Investment Operations	1.27	0.11	0.29	1.53	1.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.24)	(0.31)	(0.32)	(0.30)
Distributions (from capital gains)	(0.14)	(0.26)	(0.98)	(0.64)	(0.26)
Total Dividends and Distributions	(0.42)	(0.50)	(1.29)	(0.96)	(0.56)
Net Asset Value, End of Period	$11.72	$10.87	$11.26	$12.26	$11.69
Total Return*	11.84%	1.12%	2.39%	13.68%	13.02%
Net Assets, End of Period (in thousands)	$33,243	$26,205	$29,170	$33,071	$24,811
Average Net Assets for the Period (in thousands)	$30,598	$26,758	$29,440	$27,575	$22,457
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%	1.31%	1.33%	1.15%	1.24%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.83%	0.83%	0.85%	0.91%
Ratio of Net Investment Income/(Loss)	2.26%	2.31%	1.97%	2.10%	2.50%
Portfolio Turnover Rate	86%	77%	89%	95%	97%

Class I Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.88	$11.27	$12.28	$11.70	$10.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.27(1)	0.25(1)	0.24(1)	0.27(1)	0.33
Net realized and unrealized gain/(loss)	1.00	(0.13)	0.05	1.28	1.07
Total from Investment Operations	1.27	0.12	0.29	1.55	1.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.25)	(0.32)	(0.33)	(0.31)
Distributions (from capital gains)	(0.14)	(0.26)	(0.98)	(0.64)	(0.26)
Total Dividends and Distributions	(0.42)	(0.51)	(1.30)	(0.97)	(0.57)
Net Asset Value, End of Period	$11.73	$10.88	$11.27	$12.28	$11.70
Total Return*	11.91%	1.18%	2.39%	13.92%	13.16%
Net Assets, End of Period (in thousands)	$6,814	$3,149	$3,965	$10,794	$9,903
Average Net Assets for the Period (in thousands)	$5,106	$3,682	$4,859	$9,694	$9,764
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.13%	1.21%	1.22%	1.02%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.77%	0.74%	0.71%	0.76%
Ratio of Net Investment Income/(Loss)	2.33%	2.36%	2.00%	2.23%	2.63%
Portfolio Turnover Rate	86%	77%	89%	95%	97%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Value Plus Income Fund

Financial Highlights

Class S Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.88	$11.26	$12.26	$11.69	$10.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.23(1)	0.26(1)	0.19(1)	0.22(1)	0.28
Net realized and unrealized gain/(loss)	1.01	(0.13)	0.05	1.28	1.08
Total from Investment Operations	1.24	0.13	0.24	1.50	1.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.25)	(0.26)	(0.29)	(0.27)
Distributions (from capital gains)	(0.14)	(0.26)	(0.98)	(0.64)	(0.26)
Total Dividends and Distributions	(0.39)	(0.51)	(1.24)	(0.93)	(0.53)
Net Asset Value, End of Period	$11.73	$10.88	$11.26	$12.26	$11.69
Total Return*	11.54%	1.28%	2.00%	13.42%	12.79%
Net Assets, End of Period (in thousands)	$1,993	$2,088	$2,063	$5,054	$4,453
Average Net Assets for the Period (in thousands)	$1,950	$2,023	$2,428	$4,725	$4,258
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.53%	1.63%	1.64%	1.50%	1.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	0.77%	1.18%	1.09%	1.15%
Ratio of Net Investment Income/(Loss)	2.02%	2.37%	1.57%	1.87%	2.25%
Portfolio Turnover Rate	86%	77%	89%	95%	97%

Class T Shares
For a share outstanding during each year ended June 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.88	$11.26	$12.27	$11.69	$10.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(1)	0.26(1)	0.22(1)	0.25(1)	0.31
Net realized and unrealized gain/(loss)	1.01	(0.13)	0.04	1.28	1.08
Total from Investment Operations	1.25	0.13	0.26	1.53	1.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.25)	(0.29)	(0.31)	(0.30)
Distributions (from capital gains)	(0.14)	(0.26)	(0.98)	(0.64)	(0.26)
Total Dividends and Distributions	(0.41)	(0.51)	(1.27)	(0.95)	(0.56)
Net Asset Value, End of Period	$11.72	$10.88	$11.26	$12.27	$11.69
Total Return*	11.63%	1.26%	2.18%	13.75%	13.01%
Net Assets, End of Period (in thousands)	$4,039	$1,627	$3,662	$9,037	$5,810
Average Net Assets for the Period (in thousands)	$3,480	$2,419	$4,490	$6,739	$5,470
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	1.32%	1.39%	1.25%	1.33%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.73%	0.93%	0.87%	0.92%
Ratio of Net Investment Income/(Loss)	2.14%	2.39%	1.82%	2.08%	2.48%
Portfolio Turnover Rate	86%	77%	89%	95%	97%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

30	JUNE 30, 2017

Janus Henderson Value Plus Income Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Value Plus Income Fund (formerly named Perkins Value Plus Income Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60

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days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes

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amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed monthly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax

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positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2017 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

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Notes to Financial Statements

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year ended June 30, 2017, the average ending monthly currency value amounts on sold forward currency contracts is $2,432,344.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market.

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Notes to Financial Statements

A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, the Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

During the year ended June 30, 2017, the average ending monthly market value amounts on written call options is $1,280. There were no written options held at June 30, 2017.

Written option activity for the year ended June 30, 2017 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at June 30, 2016	57	$ 1,690
Options written	434	9,331
Options closed	-	-
Options expired	(411)	(9,592)
Options exercised	(80)	(1,429)
Options outstanding at June 30, 2017	-	$ -

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2017

Currency Contracts

Liability Derivatives:
Forward currency contracts	$ 184

(a) Amounts relate to purchased options.

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Notes to Financial Statements

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts		Equity Contracts	Total
Investments and foreign currency transactions	$ 182,819	(a)	$ -	$ 182,819
Written options contracts	-		9,593	9,593

Total	$ 182,819		$ 9,593	$ 192,412

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts		Equity Contracts	Total
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$(125,954)	(a)	$ -	$(125,954)
Written options contracts	-		(9)	(9)

Total	$(125,954)		$ (9)	$(125,963)
(a)	Amounts relate to forward currency contracts.
(b) Amounts relate to purchased options.

Please see the “Net Realized Gain/(Loss) on Investments” and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high

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Notes to Financial Statements

levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the

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Notes to Financial Statements

rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

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Janus Henderson Value Plus Income Fund

Notes to Financial Statements

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2017” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Liabilities and Derivative Liabilities

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Credit Suisse International	$184	$—	$—	$184

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the

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Notes to Financial Statements

extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.60% of its average daily net assets.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the equity portion of the Fund’s investment operations subject to the general oversight of Janus Capital. Janus Capital is responsible for the day-to-day management of the fixed income portion of the Fund’s investment portfolio. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the advisory fee payable by the equity portion of the Fund to Janus Capital (net of any fee waivers, and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.68% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the

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Janus Henderson Value Plus Income Fund

Notes to Financial Statements

Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,736 was paid to the Chief Compliance Officer and certain

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Janus Henderson Value Plus Income Fund

Notes to Financial Statements

compliance staff by the Trust during the year ended June 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2017, Janus Distributors retained upfront sales charges of $3,112.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $94.

Janus Investment Fund	43

Janus Henderson Value Plus Income Fund

Notes to Financial Statements

As of June 30, 2017, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	82%	10%
Class C Shares	71	7
Class D Shares	-	-
Class I Shares	-	-
Class S Shares	100	3
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2017, the Fund engaged in cross trades amounting to $493,988 in purchases and $366,403 in sales, resulting in a net realized gain of $678. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, tax equalization and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 176,123	$ 2,167,055	$ -	$ -	$ -	$ (4,091)	$ 3,691,410

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 55,619,901	$ 4,523,574	$ (832,164)	$ 3,691,410

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Janus Henderson Value Plus Income Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,360,605	$ 540,386	$ -	$ -

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,000,910	$ 1,110,234	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 160,005	$ 58,908	$ (218,913)

Capital has been adjusted by $160,005, including $149,676 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

Janus Investment Fund	45

Janus Henderson Value Plus Income Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	64,936	$ 742,237	17,193	$ 185,764
Reinvested dividends and distributions	20,068	228,557	24,636	262,097
Shares repurchased	(36,250)	(408,050)	(34,206)	(368,526)
Net Increase/(Decrease)	48,754	$ 562,744	7,623	$ 79,335
Class C Shares:
Shares sold	60,825	$ 692,961	27,391	$ 292,305
Reinvested dividends and distributions	12,510	142,809	22,152	235,561
Shares repurchased	(168,642)	(1,903,974)	(96,231)	(1,041,997)
Net Increase/(Decrease)	(95,307)	$ (1,068,204)	(46,688)	$ (514,131)
Class D Shares:
Shares sold	987,691	$ 11,237,707	314,629	$ 3,355,051
Reinvested dividends and distributions	97,343	1,109,613	108,983	1,159,957
Shares repurchased	(658,593)	(7,523,038)	(603,724)	(6,524,112)
Net Increase/(Decrease)	426,441	$ 4,824,282	(180,112)	$ (2,009,104)
Class I Shares:
Shares sold	363,376	$ 4,119,195	25,951	$ 273,791
Reinvested dividends and distributions	16,514	188,742	15,744	167,725
Shares repurchased	(88,272)	(1,000,703)	(104,138)	(1,102,947)
Net Increase/(Decrease)	291,618	$ 3,307,234	(62,443)	$ (661,431)
Class S Shares:
Shares sold	-	$ -	-	$ 61
Reinvested dividends and distributions	5,717	65,140	8,826	94,026
Shares repurchased	(27,757)	(312,823)	-	-
Net Increase/(Decrease)	(22,040)	$ (247,683)	8,826	$ 94,087
Class T Shares:
Shares sold	385,383	$ 4,409,763	41,848	$ 452,313
Reinvested dividends and distributions	11,351	129,744	10,974	117,027
Shares repurchased	(201,734)	(2,338,277)	(228,325)	(2,447,109)
Net Increase/(Decrease)	195,000	$ 2,201,230	(175,503)	$ (1,877,769)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$38,664,379	$ 31,491,574	$ 15,388,189	$ 13,163,333

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the

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Notes to Financial Statements

amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. In addition, the consummation of the Merger may have been deemed to cause an assignment of the investment sub-advisory agreement between Janus Capital and Perkins Investment Management LLC (“Perkins”) on behalf of the Fund in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement and investment sub-advisory agreement to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment sub-advisory agreement between Janus Capital and Perkins on behalf of the Fund (the “Post-Merger Sub-Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory and Sub-Advisory Agreements

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement and Post-Merger Sub- Advisory Agreement, each of which took effect upon consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

Janus Investment Fund	47

Janus Henderson Value Plus Income Fund

Notes to Financial Statements

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2017 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Value Plus Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Henderson Value Plus Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Henderson Value Plus Income Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 15, 2017

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Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

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nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

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considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2017, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
55,327,082.971	31,558,803.580	985,090.222	1,746,876.849	5,262,590.610	39,553,361.261

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
57.040	1.780	3.157	9.512	71.490	79.788	2.491	4.417	13.305	100.000

2B. To approve a new sub-advisory agreement between the Adviser and Perkins Investment Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
55,327,082.971	31,095,154.869	1,331,142.815	1,864,472.967	5,262,590.610	39,553,361.261

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
56.202	2.406	3.370	9.512	71.490	78.616	3.365	4.714	13.305	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
55,327,082.971	29,472,739.813	2,947,556.234	1,870,474.604	5,262,590.610	39,553,361.261

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
53.270	5.328	3.381	9.512	71.490	74.514	7.452	4.729	13.305	100.000

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Janus Henderson Value Plus Income Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2017:

Capital Gain Distributions	$690,062
Dividends Received Deduction Percentage	61%
Qualified Dividend Income Percentage	54%

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); and Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Henderson Value Plus Income Fund	7/10-Present	Vice President of Janus Capital and Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief

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Trustees and Officers (unaudited)

Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation (2012-2017).
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93035 08-17

Item 2 - Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant's website: janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janus.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

The Registrant's Board of Trustees has determined that the following members of the Board's Audit Committee are "audit committee financial experts," as defined in Item 3 to Form N-CSR: William D. Cvengros (Chairman), Gary A. Poliner, and William D. Stewart who are each "independent" under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

Janus Investment Fund (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end investment company, offers 50 funds which include multiple series of shares with differing investment objectives and policies. The funds comprising the Trust have differing fiscal year ends (June 30 and September 30). This Form N-CSR relates to funds with June 30 fiscal year ends (the "Funds").

(a) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $1,050,198 in fiscal 2017 and $935,223 in fiscal 2016.

(b) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds' financial statements and are not reported under paragraph (a) of this Item were $10,000 in fiscal 2017 and $54,528 in fiscal 2016.

The nature of the services comprising the fees disclosed under this category includes the review of semiannual reports to shareholders, and agreed upon procedures.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $238,448 in fiscal 2017 and $204,279 in fiscal 2016.

The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, tax advice, and corporate actions review.

(d) All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in fiscal 2017 and $0 in fiscal 2016.

(e) (1) The registrant's Audit Committee Charter requires the registrant's Audit Committee to pre-approve any engagement of the principal accountant (i) to provide audit or non-audit services to the registrant or (ii) to provide non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

(2) 0%

(f) Not applicable as less than 50%

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $361,388 in fiscal 2017 and $354,740 in fiscal 2016.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Exhibits

(a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3) Not applicable to this Registrant.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: August 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: August 30, 2017

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: August 30, 2017